     As Filed with the Securities and Exchange Commission on April 25, 2008

                                                           File Nos. 333-141909
                                                                      811-09327
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 5

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        Post-Effective Amendment No. 83

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                           (Exact Name of Registrant)

                        ALLSTATE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               3100 Sanders Road
                           Northbrook, Illinois 60062
                                  847-402-5000
   (Address and Telephone Number of Depositor's Principal Executive Offices)

                               MICHAEL J. VELOTTA
              Senior Vice President, Secretary and General Counsel
                        Allstate Life Insurance Company
                          3100 Sanders Road, Suite J5B
                           Northbrook, Illinois 60062
                    (Name and Address of Agent for Service)

                                    Copy to:

                                Angela M. Bandi
                               Associate Counsel
                        Allstate Life Insurance Company
                          3100 Sanders Road, Suite J5B
                              Northbrook, Il 60062

 Approximate Date of Proposed Sale to the Public: Continuous

 It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2008 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

[_] on ______ pursuant to paragraph (a) (i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ______ pursuant to paragraph (a)(ii) of Rule 485

 Title of Securities Being Offered: Units of interest in the Allstate Financial Advisors Separate Account I under deferred variable annuity contracts.

================================================================================

                                     PART A

                                   PROSPECTUS

                                                ALLSTATE LIFE INSURANCE COMPANY
                                         P.O. Box 70179, Philadelphia, PA 19176

 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES ("B SERIES")
 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES ("L SERIES")
 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES ("X SERIES")

 Flexible Premium Deferred Annuities
 PROSPECTUS: May 1, 2008


 This prospectus describes three different flexible premium deferred annuity classes offered by Allstate Life Insurance Company ("Allstate Life", "we", "our", or "us"). Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. These differences among the products are discussed more fully in the prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". Please note that the total asset-based charges and the Contingent Deferred Sales Charge (CDSC) for the X Series are higher than the B Series or the L Series. These additional charges may more than offset the amount of the Purchase Credit provided by the X Series. There may also be differences in the compensation paid to your financial professional for each Annuity. Differences in compensation among different annuities could influence a financial professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features offered generally under the Annuity. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your registered representative for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your financial professional. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS

 Each Sub-account of the Allstate Financial Advisors Separate Account I ("Separate Account") invests in an underlying mutual fund portfolio ("Portfolio"). Currently, portfolios of the Advanced Series Trust and Franklin Templeton Variable Insurance Products Trust are being offered. For the L Series only, portfolios of ProFund VP are being offered. See the following page for a complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS

 Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.


 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information, dated May 1, 2008 that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 92. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549. (See file number 333-141909). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-866-695-2647

                              INVESTMENT OPTIONS
 Advanced Series Trust
   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value


   AST AllianceBernstein Growth & Income
   AST American Century Income & Growth
   AST American Century Strategic Allocation
   AST Balanced Asset Allocation
   AST Bond Porfolio 2015
   AST Bond Porfolio 2018
   AST Bond Porfolio 2019
   AST Capital Growth Asset Allocation

   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation

   AST Cohen & Steers Realty
   AST Conservative Asset Allocation
   AST DeAM Large-Cap Value
   AST DeAM Small-Cap Value
   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth
   AST High Yield

   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation

   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value
   AST Neuberger Berman Small-Cap Growth Portfolio

   AST Niemann Growth Asset Allocation

   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation

   AST QMA US Equity Alpha

   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Natural Resources

   AST UBS Dynamic Alpha Strategy

   AST Western Asset Core Plus Bond

 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton VIP Founding Funds Allocation Fund

 ProFund VP*
   ProFund VP Consumer Goods
   ProFund VP Consumer Services
   ProFund VP Financials
   ProFund VP Health Care
   ProFund VP Industrials
   ProFund VP Large-Cap Growth
   ProFund VP Large-Cap Value
   ProFund VP Mid-Cap Growth
   ProFund VP Mid-Cap Value
   ProFund VP Real Estate
   ProFund VP Small-Cap Growth
   ProFund VP Small-Cap Value
   ProFund VP Telecommunications
   ProFund VP Utilities

 * Available only in the L Series.

                                   CONTENTS



INTRODUCTION..............................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?.....................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?......................................  1
 HOW DO I PURCHASE ONE OF THE ANNUITIES?..................................................  2

GLOSSARY OF TERMS.........................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES......................................................  6

EXPENSE EXAMPLES.......................................................................... 12

INVESTMENT OPTIONS........................................................................ 13

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?....................... 13
 WHAT ARE THE FIXED RATE OPTIONS?......................................................... 25

FEES AND CHARGES.......................................................................... 26

 WHAT ARE THE CONTRACT FEES AND CHARGES?.................................................. 26
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?............................................ 27
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?................................ 28
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................................ 28

PURCHASING YOUR ANNUITY................................................................... 29

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?........................... 29

MANAGING YOUR ANNUITY..................................................................... 30
 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?.......................... 30
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?............................................. 30
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?................................................. 30
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?............................. 30
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?......................... 30

MANAGING YOUR ACCOUNT VALUE............................................................... 31

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?............................................. 31
 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?.................................. 31
 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?................ 31
 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?................................... 31
 HOW IS EACH PURCHASE CREDIT APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES ANNUITY?...... 31
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?............... 32
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?................................ 33
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?......................................... 34
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?..... 34

ACCESS TO ACCOUNT VALUE................................................................... 35

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?......................................... 35
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?............................................ 35
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.................................................. 35
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?............................................ 36
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?.......... 36
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?.................................................................................. 36
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.............. 36
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?................................................ 37
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.............................. 37
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?............................................. 37
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?..................................... 38

LIVING BENEFIT PROGRAMS................................................................... 39

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?............................................................................. 39
 TRUEACCUMULATION - HIGHEST DAILY......................................................... 39
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)................................................. 42
 TRUEINCOME............................................................................... 46

 TRUEINCOME - SPOUSAL..................................................................  51
 TRUEINCOME - HIGHEST DAILY............................................................  54
 TRUEINCOME - HIGHEST DAILY 7..........................................................  60
 TRUEINCOME - SPOUSAL HIGHEST DAILY 7..................................................  67

DEATH BENEFIT..........................................................................  74

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.........................................  74
 BASIC DEATH BENEFIT...................................................................  74
 OPTIONAL DEATH BENEFITS...............................................................  74
 PAYMENT OF DEATH BENEFITS.............................................................  77

VALUING YOUR INVESTMENT................................................................  80

 HOW IS MY ACCOUNT VALUE DETERMINED?...................................................  80
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?............................................  80
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?...........................................  80
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?...........................................  80

TAX CONSIDERATIONS.....................................................................  82

GENERAL INFORMATION....................................................................  89

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?............................................  89
 WHO IS ALLSTATE LIFE?.................................................................  89
 WHAT IS THE SEPARATE ACCOUNT?.........................................................  89
 WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?........................................  90
 WHO DISTRIBUTES ANNUITIES OFFERED BY ALLSTATE LIFE?...................................  91
 FINANCIAL STATEMENTS..................................................................  93
 HOW TO CONTACT US.....................................................................  93
 LEGAL MATTERS.........................................................................  94
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...................................  94

APPENDIX A - ACCUMULATION UNIT VALUES.................................................. A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU....................... B-1

APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS.................................... C-1

APPENDIX D - ASSET TRANSFER FORMULA UNDER TRUEINCOME - HIGHEST DAILY................... D-1

APPENDIX E - ASSET TRANSFER FORMULA UNDER TRUEACCUMULATION - HIGHEST DAILY............. E-1

APPENDIX F - ASSET TRANSFER FORMULA UNDER TRUEINCOME - HIGHEST DAILY 7 AND TRUEINCOME -
  SPOUSAL HIGHEST DAILY 7.............................................................. F-1

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?
 The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for certain individual "qualified" investments, including an IRA, SEP-IRA, and Roth IRA. Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Rate Options. This Prospectus describes three different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix B entitled, "Selecting the Variable Annuity That's Right for You."

 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. An Annuity purchased as a non-qualified investment is not subject to the maximum contribution limits that may apply to a qualified investment, and is not subject to required minimum distributions after age 70 1/2.


 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous Sub-accounts offered under the Annuity. You should consult with your financial professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.


 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?

..   Each Annuity is a "flexible premium deferred annuity." It is called
    "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..   Each Annuity offers both Sub-accounts and Fixed Rate Options. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Rate Option interest is guaranteed by us.

..   Each Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

..   During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.


..   Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income or withdrawal protection for Owners while they are alive.


..   Each Annuity offers a basic Death Benefit. It also offers optional Death
    Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

..   You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply. You will be subject to taxes on most withdrawals.

 Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 With respect to the X Series only:
   . If you purchase this Annuity, we apply an additional amount ("Purchase Credit") to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments.
   . Please note that the total asset-based charges for the X Series are higher than the B Series or the L Series. In addition, the Contingent Deferred Sales Charge (CDSC) on this Annuity is higher and is deducted for a longer period of time as compared to our other annuities. These additional charges may more than offset the amount of the Purchase Credit provided by the X Series. The Purchase Credit amount is included in your Account Value.
   . Allstate Life may take back all Purchase Credits if you return your Annuity under the "free-look" provision. In addition, Allstate Life may take back Purchase Credits associated with any Purchase Payment if
       (a) the Purchase Credit was applied within twelve (12) months prior to the death of the Owner (or Annuitant if entity-owned) or (b) the Purchase Credit was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision. In these situations, your Account Value could be substantially reduced. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the Purchase Credit amount.

   . Beginning on the tenth Annuity anniversary and on every Annuity anniversary thereafter, we add a Longevity Credit to your Account Value with respect to Purchase Payments that have been in your Annuity more than 9 full Annuity years less withdrawals, subject to our rules and State availability.

   . Purchase Credits applied to Purchase Payments are not intended to offset surrender charge(s) of any annuity contract you may currently own. When replacing your current annuity, please consider all charges associated with that annuity. For more information on all available annuity classes, please see Appendix B of this prospectus.

 HOW DO I PURCHASE ONE OF THE ANNUITIES?

 We sell each Annuity through licensed, registered financial professionals. Each Annuity has minimum initial Purchase Payments as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer program under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series, and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value The value of each allocation to a Sub-account or a Fixed Rate Option prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply, and any Purchase Credits we applied to your Purchase Payments that we are entitled to recover under certain circumstances and the Account Value includes any Longevity Credit we apply.


 Adjusted Purchase Payments As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are Purchase Payments, increased by any Purchase Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such Purchase Payments.

 Annuitant The person upon whose life annuity payments are based.


 Annuitization The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments, or for life with a guaranteed minimum number of payments.

 Annuity Date The date you choose for annuity payments to commence. The Annuity Date must be no later than the first day of the month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date).

 Annuity Year A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


 Beneficiary Continuation Option Instead of receiving a death benefit in a lump sum or under an annuity option, a beneficiary may choose to receive the death benefit under an alternative death benefit payment option as provided by the Code.


 Benefit Fixed Rate Account An investment option offered as part of this Annuity that is used only if you have elected TrueIncome - Highest Daily. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of TrueIncome - Highest Daily.

 Code The Internal Revenue Code of 1986, as amended from time to time.


 Combination 5% Roll-Up and HAV Death Benefit We offer an optional death benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit or a 5% annual increase on Purchase Payments adjusted for withdrawals.


 Contingent Deferred Sales Charge (CDSC) This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.


 Death Benefit The amount payable from the Annuity upon death.

 Designated Life Under the optional living benefits, you must designate the person (the "Designated Life") upon whose life payments are based.


 Fixed Rate Option An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

 Free Withdrawals You can withdraw a limited amount from your Annuity during each Annuity Year without the application of a CDSC, called the "Free Withdrawal" amount.


 Guaranteed Minimum Income Benefit (GMIB) We offer a program that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

 Guarantee Period A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.


 Highest Daily Value Death Benefit ("HDV") We offer an optional death benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit or the Highest Daily Value, less proportional withdrawals.

 Insurance Charge "Insurance Charge" refers to the combination of the mortality & expense risk charge and the administration charge.


 Issue Date The effective date of your Annuity.


 Longevity Credit If you purchase the X series, beginning on the tenth anniversary and on every Annuity anniversary thereafter, the amount we add to your Account Value with respect to Purchase Payments that have been in your Annuity more than 9 full Annuity Years less withdrawals.


 Owner With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.


 Portfolio An underlying mutual fund portfolio in which the Separate Account invests.


 Protected Income Value Under the optional Guaranteed Minimum Income Benefit
 (GMIB), the Protected Income Value is a calculation that determines the basis for guaranteed annuity payments.


 Protected Withdrawal Value Under the optional living benefits (other than GMIB), the calculation that determines the basis for guaranteed withdrawals.

 Purchase Credit If you purchase the X series, we apply an additional amount, called a Purchase Credit, to your Account Value with each purchase payment you make.

 Purchase Payment A cash consideration you give to us for the rights, privileges and benefits of the Annuity.

 Separate Account Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company.

 Sub-Account We issue your Annuity through our Separate Account. See "What is the Separate Account?" under the General Information section. The Separate Account invests in underlying mutual fund portfolios ("Portfolios"). From an accounting perspective, we divide the Separate Account into a number of sections, each of which corresponds to a particular Portfolio. We refer to each such section of our Separate Account as a "Sub-account".

 Surrender Value The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, annual maintenance fee, tax charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 TrueAccumulation - Highest Daily A separate optional benefit that, for an additional cost, guarantees a return of premium at one or more future dates and that requires your participation in an asset transfer program.


 TrueIncome We offer a program that, for an additional cost, guarantees your ability to withdraw amounts equal to a percentage of an initial principal value, regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals.

 TrueIncome - Highest Daily An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 TrueIncome - Highest Daily 7 An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. TrueIncome - Highest Daily 7 is the same class of optional benefit as our TrueIncome-Highest Daily, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.


 TrueIncome - Spousal We offer a program that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this prospectus) the ability to withdraw an annual amount equal to 5% of an initial principal value regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals.


 TrueIncome - Spousal Highest Daily 7 The spousal version of the TrueIncome - Highest Daily 7. TrueIncome - Spousal Highest Daily 7 is the same class of optional benefit as our TrueIncome-Spousal, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 Unit A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES


 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, transfer fee, tax charge, annual maintenance fee and the charge for certain optional benefits. The charges that are assessed against the Sub-accounts are the mortality and expense risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits. Each Portfolio assesses a charge for investment management, other expenses and if applicable, a 12b-1 charge. The prospectus for each Portfolio provides more detailed information about the expenses for the Portfolio.


 The following table provides a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                       YOUR TRANSACTION FEES AND CHARGES

                        (assessed against each Annuity)

 CONTINGENT DEFERRED SALES CHARGE /1/
                                    B SERIES

         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%    -      -
         -------------------------------------------------------------

                                    L SERIES

         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         7.0%  7.0%  6.0%  5.0%  0.0%    -     -     -     -      -
         -------------------------------------------------------------

                                    X SERIES

         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
         -------------------------------------------------------------



----------------------------------------------------------------------------------
                        OTHER TRANSACTION FEES AND CHARGES

----------------------------------------------------------------------------------
   FEE/CHARGE          B SERIES              L SERIES              X SERIES
----------------------------------------------------------------------------------
Transfer Fee /2/ $20.00 maximum charge $20.00 maximum charge $20.00 maximum charge
                 $10.00 current charge $10.00 current charge $10.00 current charge
----------------------------------------------------------------------------------
Tax Charge /3/        0% to 3.5%            0% to 3.5%            0% to 3.5%
----------------------------------------------------------------------------------


 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1.

 2 Currently, we deduct $10 for each transfer after the 20th transfer each Annuity Year. The maximum we may charge is $20 per transfer after the 8/th/ transfer each Annuity Year.
 3 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

-----------------------------------------------------------------------------------------------
                                YOUR PERIODIC FEES AND CHARGES

                                (assessed against each Annuity)
-----------------------------------------------------------------------------------------------
      FEE/CHARGE               B SERIES                L SERIES                X SERIES
Annual Maintenance Fee* Smaller of $35 or 2% of Smaller of $35 or 2% of Smaller of $35 or 2% of
                            Account Value*          Account Value*          Account Value*
                        -----------------------------------------------------------------------

            ----------------------------------------------------------------------
            ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /1/
            (assessed as a percentage of the daily net assets of the Sub-accounts)
            ----------------------------------------------------------------------
                     FEE/CHARGE               B SERIES     L SERIES    X SERIES
            Mortality & Expense Risk           1.00%        1.35%       1.40%
            Charge /2/
            ----------------------------------------------------------------------
            Administration Charge /2/          0.15%        0.15%       0.15%
            ----------------------------------------------------------------------
            Settlement Service Charge /3/      1.00%        1.00%       1.00%
            ----------------------------------------------------------------------
            Total Annual Charges of the        1.15%        1.50%       1.55%
            Sub-accounts
            ----------------------------------------------------------------------

 * Only applicable if Account Value is less than $100,000 (assessed annually on the Annuity's anniversary date or upon surrender). If you are a beneficiary under the Beneficiary Continuation Option, the Annual Maintenance Fee is the smaller of $30 or 2% of Account Value if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
 (1)These charges are deducted daily and apply to the Sub-accounts only.
 (2)The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 (3)The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option. The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. Please refer to the section of this Prospectus that describes the Beneficiary Continuation Option for more detailed information about these options, including certain restrictions and limitations that may apply.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.




           ----------------------------------------------------------
                     YOUR OPTIONAL BENEFIT FEES AND CHARGES
           ----------------------------------------------------------
                     OPTIONAL BENEFIT                  OPTIONAL
                                                     BENEFIT FEE/
                                                        CHARGE
           ----------------------------------------------------------
           TRUEACCUMULATION - HIGHEST DAILY/ 1/   (0.75% maximum)/ 2/
                                                    0.35% currently
           ----------------------------------------------------------
           GUARANTEED MINIMUM INCOME BENEFIT      (2.00% maximum)/ 2/
           (GMIB)/ 3/                               0.50% currently
           ----------------------------------------------------------
           TRUEINCOME/ 1/                         (1.50% maximum)/ 2/
                                                    0.60% currently
           ----------------------------------------------------------
           TRUEINCOME - SPOUSAL/ 1/               (1.50% maximum)/ 2/
                                                    0.75% currently
           ----------------------------------------------------------
           TRUEINCOME - HIGHEST DAILY             (1.50% maximum)/ 2/
                                                    0.60% currently
           ----------------------------------------------------------
           TRUEINCOME - HIGHEST DAILY 7 /4/       (1.50% maximum)/ 2/
                                                    0.60% currently
           ----------------------------------------------------------
           TRUEINCOME - SPOUSAL HIGHEST DAILY 7/  (1.50% maximum)/ 2/
           4/                                       0.75% currently
           ----------------------------------------------------------
           COMBINATION 5% ROLL-UP AND HAV DEATH          0.50%
           BENEFIT/ 1/
           ----------------------------------------------------------
           HIGHEST DAILY VALUE DEATH BENEFIT             0.50%
           ("HDV") /1/
           ----------------------------------------------------------
           Please refer to the section of this Prospectus that
           describes each optional benefit for a complete
           description of the benefit, including any restrictions or
           limitations that may apply.
           ----------------------------------------------------------



 (1)The charges for TrueAccumulation - Highest Daily, TrueIncome, TrueIncome - Spousal, TrueIncome - Highest Daily, Combination 5% Roll-Up and HAV Death Benefit, and Highest Daily Value Death Benefit are assessed annually against the average daily net assets of the Sub-accounts. The charge is in addition to the Insurance Charge.
 (2)We reserve the right to increase the charge to the maximum indicated upon any step-up or reset under the benefit, or upon a new election of the benefit. However, we have no present intention of doing so.
 (3)The charge for the Guaranteed Minimum Income Benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Rate Option. The charge is in addition to the Insurance Charge.
 (4)The charges for TrueIncome - Highest Daily 7 and TrueIncome - Spousal Highest Daily 7 are assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. One-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. The charge is in addition to the Insurance Charge. These optional benefits are not available under the Beneficiary Continuation Option.

 The following table provides the range (minimum and maximum) of the total annual expenses for the Portfolios as of December 31, 2007. Each figure is stated as a percentage of the Portfolio's average daily net assets.


               --------------------------------------------------
                   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
               --------------------------------------------------
                                                  MINIMUM MAXIMUM
               --------------------------------------------------
               Total Portfolio Operating Expenses  0.59%   2.11%
               --------------------------------------------------


 The following are the total annual expenses for each Portfolio as of December 31, 2007 except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the Portfolio's investment management fee, other expenses, and any 12b-1 fees. Each figure is stated as a percentage of the Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the Portfolio before it provides Allstate Life with the daily net asset value. The Portfolio information was provided by the Portfolio company and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details. The current prospectus and statement of additional information for the Portfolios can be obtained by calling 1-866-695-2647.




---------------------------------------------------------------------------------------------------------
                                       PORTFOLIO ANNUAL EXPENSES

                     (as a percentage of the average net assets of the Portfolios)
---------------------------------------------------------------------------------------------------------
                                                          For the year ended December 31, 2007
                                                 ------------------------------------------------------
                   PORTFOLIO                                                       Acquired     Total
                                                                                   Portfolio   Annual
                                                 Management    Other                Fees &    Portfolio
                                                  Fee /4/   Expenses /1/ 12b-1 Fee Expenses  Expenses /3/
---------------------------------------------------------------------------------------------------------
Advanced Series Trust
 AST Advanced Strategies                           0.85%       0.15%       0.00%     0.04%      1.04%
 AST Aggressive Asset Allocation /2,8/             0.15%       0.03%       0.00%     0.96%      1.14%
 AST AllianceBernstein Core Value                  0.75%       0.11%       0.00%     0.00%      0.86%
 AST AllianceBernstein Growth & Income             0.75%       0.08%       0.00%     0.00%      0.83%
 AST American Century Income & Growth              0.75%       0.11%       0.00%     0.00%      0.86%
 AST American Century Strategic Allocation /2,8/   0.85%       0.25%       0.00%     0.00%      1.10%
 AST Balanced Asset Allocation /2,8/               0.15%       0.01%       0.00%     0.90%      1.06%
 AST Bond Portfolio 2015 /5/                       0.65%       0.99%       0.00%     0.00%      1.64%
 AST Bond Portfolio 2018 /5/                       0.65%       0.99%       0.00%     0.00%      1.64%
 AST Bond Portfolio 2019 /5/                       0.65%       0.99%       0.00%     0.00%      1.64%
 AST Capital Growth Asset Allocation /2,8/         0.15%       0.01%       0.00%     0.93%      1.09%
 AST CLS Growth Asset Allocation /2,5,8/           0.30%       0.36%       0.00%     0.99%      1.65%
 AST CLS Moderate Asset Allocation /2,5,8/         0.30%       0.36%       0.00%     0.91%      1.57%
 AST Cohen & Steers Realty                         1.00%       0.12%       0.00%     0.00%      1.12%
 AST Conservative Asset Allocation /2,8/           0.15%       0.02%       0.00%     0.87%      1.04%
 AST DeAM Large-Cap Value                          0.85%       0.11%       0.00%     0.00%      0.96%
 AST DeAM Small-Cap Value                          0.95%       0.18%       0.00%     0.00%      1.13%
 AST Federated Aggressive Growth                   0.95%       0.11%       0.00%     0.00%      1.06%
 AST First Trust Balanced Target                   0.85%       0.11%       0.00%     0.00%      0.96%
 AST First Trust Capital Appreciation Target       0.85%       0.11%       0.00%     0.00%      0.96%
 AST Goldman Sachs Concentrated Growth             0.90%       0.10%       0.00%     0.00%      1.00%
 AST Goldman Sachs Mid-Cap Growth                  1.00%       0.12%       0.00%     0.00%      1.12%
 AST High Yield                                    0.75%       0.12%       0.00%     0.00%      0.87%
 AST Horizon Growth Asset Allocation /2,5,8/       0.30%       0.84%       0.00%     0.97%      2.11%
 AST Horizon Moderate Asset Allocation /2,5,8/     0.30%       0.57%       0.00%     0.90%      1.77%
 AST International Growth                          1.00%       0.11%       0.00%     0.00%      1.11%
 AST International Value                           1.00%       0.12%       0.00%     0.00%      1.12%
 AST Investment Grade Bond /5/                     0.65%       0.99%       0.00%     0.00%      1.64%
 AST JPMorgan International Equity                 0.87%       0.13%       0.00%     0.00%      1.00%
 AST Large-Cap Value                               0.75%       0.08%       0.00%     0.00%      0.83%
 AST Lord Abbett Bond-Debenture                    0.80%       0.11%       0.00%     0.00%      0.91%
 AST Marsico Capital Growth                        0.90%       0.08%       0.00%     0.00%      0.98%
 AST MFS Global Equity                             1.00%       0.21%       0.00%     0.00%      1.21%
 AST MFS Growth                                    0.90%       0.12%       0.00%     0.00%      1.02%

---------------------------------------------------------------------------------------------------------------------
                                             PORTFOLIO ANNUAL EXPENSES

                           (as a percentage of the average net assets of the Portfolios)
---------------------------------------------------------------------------------------------------------------------
                                                                      For the year ended December 31, 2007
                                                             ------------------------------------------------------
                         PORTFOLIO                                                             Acquired     Total
                                                                                               Portfolio   Annual
                                                             Management    Other                Fees &    Portfolio
                                                              Fee /4/   Expenses /1/ 12b-1 Fee Expenses  Expenses /3/
---------------------------------------------------------------------------------------------------------------------
 AST Mid-Cap Value                                             0.95%       0.14%       0.00%     0.00%      1.09%
 AST Money Market                                              0.50%       0.09%       0.00%     0.00%      0.59%
 AST Neuberger Berman Mid-Cap Growth                           0.90%       0.10%       0.00%     0.00%      1.00%
 AST Neuberger Berman Mid-Cap Value                            0.89%       0.10%       0.00%     0.00%      0.99%
 AST Neuberger Berman Small-Cap Growth                         0.95%       0.12%       0.00%     0.00%      1.07%
 AST Niemann Capital Growth Asset Allocation /2,5,8/           0.30%       0.50%       0.00%     0.96%      1.76%
 AST PIMCO Limited Maturity Bond                               0.65%       0.11%       0.00%     0.00%      0.76%
 AST PIMCO Total Return Bond                                   0.65%       0.09%       0.00%     0.00%      0.74%
 AST Preservation Asset Allocation /2,8/                       0.15%       0.03%       0.00%     0.82%      1.00%
 AST QMA US Equity Alpha                                       1.00%       0.63%       0.00%     0.00%      1.63%
 AST Small-Cap Growth                                          0.90%       0.15%       0.00%     0.00%      1.05%
 AST Small-Cap Value                                           0.90%       0.10%       0.00%     0.00%      1.00%
 AST T. Rowe Price Asset Allocation /2,8/                      0.85%       0.12%       0.00%     0.00%      0.97%
 AST T. Rowe Price Global Bond                                 0.80%       0.13%       0.00%     0.00%      0.93%
 AST T. Rowe Price Large-Cap Growth                            0.88%       0.08%       0.00%     0.00%      0.96%
 AST T. Rowe Price Natural Resources                           0.90%       0.10%       0.00%     0.00%      1.00%
 AST UBS Dynamic Alpha Strategy                                1.00%       0.13%       0.00%     0.02%      1.15%
 AST Western Asset Core Plus Bond /5/                          0.70%       0.10%       0.00%     0.02%      0.82%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Templeton VIP Founding Funds Allocation Fund /6/     0.00%       0.41%       0.35%     0.65%      1.41%
 Management and administration fee waivers/reductions: 0.28%
 Net expenses after fee reimbursement/expense waiver: 1.13%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ProFund VP /7/
 Consumer Goods                                                0.75%       0.82%       0.25%     0.00%      1.82%
 Consumer Services                                             0.75%       1.07%       0.25%     0.00%      2.07%
 Financials                                                    0.75%       0.74%       0.25%     0.00%      1.74%
 Health Care                                                   0.75%       0.72%       0.25%     0.00%      1.72%
 Industrials                                                   0.75%       0.84%       0.25%     0.00%      1.84%
 Large-Cap Growth                                              0.75%       0.70%       0.25%     0.00%      1.70%
 Large-Cap Value                                               0.75%       0.72%       0.25%     0.00%      1.72%
 Mid-Cap Growth                                                0.75%       0.70%       0.25%     0.00%      1.70%
 Mid-Cap Value                                                 0.75%       0.72%       0.25%     0.00%      1.72%
 Real Estate                                                   0.75%       0.73%       0.25%     0.00%      1.73%
 Small-Cap Growth                                              0.75%       0.69%       0.25%     0.00%      1.69%
 Small-Cap Value                                               0.75%       0.76%       0.25%     0.00%      1.76%
 Telecommunications                                            0.75%       0.72%       0.25%     0.00%      1.72%
 Utilities                                                     0.75%       0.72%       0.25%     0.00%      1.72%



 1 Shares of the Portfolios are generally purchased through variable insurance products. The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic and Tactical Asset Allocation Portfolios, 0.03% of the 0.10% administrative services fee is voluntarily waived. The Dynamic and Tactical Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee. The Acquired Portfolios in which the Dynamic and Tactical Asset Allocation Portfolios invest, however, are subject to the administrative services fee. With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation. Our reference to the Tactical Asset Allocation Portfolios refers to these portfolios: AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.
 2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio and Tactical Asset Allocation Portfolio invests primarily in shares of other Portfolios of Advanced Series Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The Dynamic Asset Allocation Portfolios and Tactical Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation. Our reference to the Tactical Asset Allocation Portfolios refers to these portfolios: AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.
 3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST American Century Strategic Allocation: 1.25%; AST Cohen & Steers
    Realty: 1.45%; AST DeAM Small-Cap Value: 1.14%; AST Goldman Sachs Concentrated Growth: 0.86%; AST Goldman Sachs Mid-Cap Growth: 1.12%; AST High Yield: 0.88%; AST JPMorgan International Equity: 1.01%; AST International Value: 1.50%; AST Large-Cap Value: 1.20%; AST Lord Abbett Bond-Debenture: 0.88%; AST MFS Global Equity: 1.18%; AST MFS Growth: 1.35%; AST Marsico Capital Growth: 1.35%; AST Mid-Cap Value: 1.45%; AST Money
    Market: 0.56%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Neuberger Berman Mid-Cap Value: 1.25%; AST PIMCO Total Return Bond: contractual Portfolio expense limit 1.05%, which can be discontinued or modified only by amending the contract; AST PIMCO Limited Maturity Bond: 1.05%; AST T. Rowe Price Asset Allocation: 1.25%; AST T. Rowe Price Natural
    Resources: 1.35%; AST International Growth: 1.75%.
 4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 5 The Tactical Asset Allocation Portfolios and Western Asset Core Plus Bond Portfolio are based on estimated expenses for 2008 and current period average daily net assets. The AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019 and the AST Investment Grade Bond Portfolio are based on estimated expenses for 2008 at an estimated asset level.
 6 Operating expenses are estimates based on Class 1 expenses for fiscal year ended December 31, 2007, except for 12b-1 fees which are based on the Class 4 maximum contractual amounts. The Fund does not pay management fees but will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it will invest. Acquired funds' estimated fees and expenses are based on the acquired funds' expenses for the fiscal year ended December 31, 2007. Effective December 1, 2007, the administrator has contractually agreed to waive or limit its fee to assume as its own expense certain expenses otherwise payable by the Portfolio, excluding the portfolios' fees and expenses, so that direct operating expenses of the Portfolio do not exceed 0.13% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009.
 7 ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2009. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.
 8 Each of these portfolios is commonly referred to as a "fund of funds" because each invests in other investment companies.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Allstate Life Annuity with the cost of investing in other Allstate Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods if you invested $10,000 in the Annuity and your investment had a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge.
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum total operating expenses, and those expenses remain the same each year
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the TrueIncome - Highest Daily 7 and the Combination 5% Roll-Up and HAV Death Benefit (the maximum combination of optional benefit charges). The maximum charge, rather than the current charge, is deducted for these benefits in the examples.
   . For the X Series example, the Purchase Credit applicable to the Annuity is 6% of the Purchase Payment*
   .   For the X Series example, the Longevity Credit does not apply.

 Amounts shown in the examples are rounded to the nearest dollar.


 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling form.
 ** The Purchase Credit that is applied to Purchase Payments received depends upon the age of the Owner when the Purchase Payment was made. (See "How do I Receive Purchase Credits?")


 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU ELECT A DIFFERENT COMBINATION OF OPTIONAL BENEFITS THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. Since the Annuities are first being offered as of the effective date of this prospectus, no accumulation values are available.

 If you surrender your annuity at the end of the applicable time period:


                                1 yr  3 yrs  5 yrs  10 yrs
                      ------------------------------------
                      B SERIES $1,189 $2,118 $3,033 $5,442
                      ------------------------------------
                      L SERIES $1,223 $2,302 $2,909 $5,682
                      ------------------------------------
                      X SERIES $1,444 $2,602 $3,646 $6,058
                      ------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /1/


                                1 yr 3 yrs 5 yrs  10 yrs
                       ---------------------------------
                       B SERIES N/A   N/A  $2,763 $5,442
                       ---------------------------------
                       L SERIES N/A   N/A  $2,909 $5,682
                       ---------------------------------
                       X SERIES N/A   N/A  $3,106 $6,058
                       ---------------------------------


 If you do not surrender your annuity:


                                1 yr 3 yrs  5 yrs  10 yrs
                       ----------------------------------
                       B SERIES $559 $1,668 $2,763 $5,442
                       ----------------------------------
                       L SERIES $593 $1,762 $2,909 $5,682
                       ----------------------------------
                       X SERIES $634 $1,882 $3,106 $6,058
                       ----------------------------------


 1  You may not annuitize in the first three (3) Annuity Years.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of the Allstate Financial Advisors Separate Account I (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any Portfolio will meet its investment objective. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.


 Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, which contract series you selected, the applicable jurisdiction and selling firm. Thus, if you selected particular optional benefits, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios. Please see the General Information section of this prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and /or their affiliates.


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of The Prudential Insurance Company of America. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the Portfolios can be obtained by calling 1-866-695-2647.


 Beginning May 1, 2008, we will allow Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, we will not allow Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund VP Portfolios.


 Not all Portfolios offered as Sub-accounts are available if you elect certain optional benefits. The following table lists the currently allowable investment options when you choose certain optional benefits:



 If you select any one of               Then you may only invest among the following Sub-accounts
 the following optional benefits:       (the "Permitted Sub-accounts"):
 TrueIncome                             AST Capital Growth Asset Allocation Portfolio
 TrueIncome - Spousal                   AST Balanced Asset Allocation Portfolio
 TrueIncome - Highest Daily             AST Conservative Asset Allocation Portfolio
 TrueIncome - Highest Daily 7           AST Preservation Asset Allocation Portfolio
 TrueIncome - Spousal Highest Daily 7   AST Advanced Strategies Portfolio
 Highest Daily Value Death Benefit      AST First Trust Balanced Target Portfolio
                                        AST First Trust Capital Appreciation Target Portfolio
                                        AST T. Rowe Price Asset Allocation Portfolio
                                        AST UBS Dynamic Alpha Strategy Portfolio
                                        AST American Century Strategic Allocation Portfolio
                                        AST CLS Growth Asset Allocation Portfolio
                                        AST CLS Moderate Asset Allocation Portfolio
                                        AST Horizon Growth Asset Allocation Portfolio
                                        AST Horizon Moderate Asset Allocation Portfolio
                                        AST Niemann Capital Growth Asset Allocation Portfolio
                                        Franklin Templeton VIP Founding Funds Allocation Fund
--------------------------------------------------------------------------------------------------



 Under TrueAccumulation - Highest Daily and the Guaranteed Minimum Income Benefit, all Sub-accounts are permitted.


 Additional Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
                       ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
      ASSET     AST Advanced Strategies Portfolio:         LSV Asset
     ALLOCA     seeks a high level of absolute            Management;
      TION/     return. The Portfolio invests           Marsico Capital
     BALANCED   primarily in a diversified portfolio    Management, LLC;
                of equity and fixed income             Pacific Investment
                securities across different                Management
                investment categories and investment      Company LLC
                managers. The Portfolio pursues a       (PIMCO); T. Rowe
                combination of traditional and         Price Associates,
                non-traditional investment             Inc.; William Blair
                strategies.                              & Company, LLC
    -----------------------------------------------------------------------
      ASSET     AST Aggressive Asset Allocation          AST Investment
     ALLOCA     Portfolio: seeks the highest            Services, Inc. &
      TION/     potential total return consistent          Prudential
     BALANCED   with its specified level of risk        Investments LLC/
                tolerance. The Portfolio will invest       Prudential
                its assets in several other Advanced    Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                100% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                92.5% to 100%) and the remainder of
                its net assets to underlying
                portfolios investing primarily in
                debt securities and money market
                instruments (with a range of 0% -
                7.5%).
    -----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Core Value       AllianceBernstein
       CAP      Portfolio: seeks long-term capital            L.P.
      VALUE     growth by investing primarily in
                common stocks. The subadviser
                expects that the majority of the
                Portfolio's assets will be invested
                in the common stocks of large
                companies that appear to be
                undervalued. Among other things, the
                Portfolio seeks to identify
                compelling buying opportunities
                created when companies are
                undervalued on the basis of investor
                reactions to near-term problems or
                circumstances even though their
                long-term prospects remain sound.
                The subadviser seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
    -----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Growth &         AllianceBernstein
       CAP      Income Portfolio: seeks long-term             L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
    -----------------------------------------------------------------------
      LARGE     AST American Century Income & Growth    American Century
       CAP      Portfolio: seeks capital growth with       Investment
      VALUE     current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadviser
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
    -----------------------------------------------------------------------
      ASSET     AST American Century Strategic          American Century
     ALLOCA     Allocation Portfolio: seeks                Investment
      TION/     long-term capital growth with some      Management, Inc.
     BALANCED   regular income. The Portfolio will
                invest, under normal circumstances,
                in any type of U.S. or foreign
                equity security that meets certain
                fundamental and technical standards.
                The portfolio managers will draw on
                growth, value and quantitative
                investment techniques in managing
                the equity portion of the Portfolio
                and diversify the Portfolio's
                investments among small, medium and
                large companies.
    -----------------------------------------------------------------------

      --------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
      --------------------------------------------------------------------
        ASSET     AST Balanced Asset Allocation          AST Investment
       ALLOCA     Portfolio: seeks the highest           Services, Inc. &
        TION/     potential total return consistent        Prudential
       BALANCED   with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest     Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  75% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  67.5% to 80%), and 25% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 20.0%
                  to 32.5%).
      --------------------------------------------------------------------
        FIXED     AST Bond Portfolio 2015: seeks the       Prudential
       INCOME     highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  TrueAccumulation and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2015. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
      --------------------------------------------------------------------
        FIXED     AST Bond Portfolio 2018: seeks the       Prudential
       INCOME     highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  TrueAccumulation and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2018. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
      --------------------------------------------------------------------
        FIXED     AST Bond Portfolio 2019: seeks the       Prudential
       INCOME     highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  TrueAccumulation and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2019. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
      --------------------------------------------------------------------
        ASSET     AST Capital Growth Asset Allocation    AST Investment
       ALLOCA     Portfolio: seeks the highest           Services, Inc. &
        TION/     potential total return consistent        Prudential
       BALANCED   with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest     Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  65% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  57.5% to 72.5%, and 35% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 27.5%
                  to 42.5%).
      --------------------------------------------------------------------
        ASSET     AST CLS Growth Asset Allocation        CLS Investment
       ALLOCA     Portfolio: seeks the highest              Firm, LLC
        TION/     potential total return consistent
       GROWTH     with its specified level of risk
                  tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 60% to 80% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 20% to 40% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
      --------------------------------------------------------------------
        ASSET     AST CLS Moderate Asset Allocation      CLS Investment
       ALLOCA     Portfolio: seeks the highest              Firm, LLC
        TION/     potential total return consistent
       GROWTH     with its specified level of risk
                  tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 40% to 60% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 40% to 60% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
      --------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
      TYPE                                                   ADVISOR/
                                                            SUB-ADVISOR
   --------------------------------------------------------------------------
    SPECIALTY   AST Cohen & Steers Realty Portfolio:      Cohen & Steers
                seeks to maximize total return                Capital
                through investment in real estate        Management, Inc.
                securities. The Portfolio pursues
                its investment objective by
                investing, under normal
                circumstances, at least 80% of its
                net assets in common stocks and
                other equity securities issued by
                real estate companies, such as real
                estate investment trusts (REITs).
                Under normal circumstances, the
                Portfolio will invest substantially
                all of its assets in the equity
                securities of real estate companies,
                i.e., a company that derives at
                least 50% of its revenues from the
                ownership, construction, financing,
                management or sale of real estate or
                that has at least 50% of its assets
                in real estate. Real estate
                companies may include real estate
                investment trusts (REITs).
   --------------------------------------------------------------------------
     ASSET      AST Conservative Asset Allocation         AST Investment
     ALLOCA     Portfolio: seeks the highest             Services, Inc. &
     TION/      potential total return consistent           Prudential
    BALANCED    with its specified level of risk         Investments LLC/
                tolerance. The Portfolio will invest        Prudential
                its assets in several other Advanced      Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                55% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                47.5% to 62.5%), and 45% of its net
                assets to underlying portfolios
                investing primarily in debt
                securities and money market
                instruments (with a range of 37.5%
                to 52.5%.
   --------------------------------------------------------------------------
     LARGE      AST DeAM Large-Cap Value Portfolio:          Deutsche
      CAP       seeks maximum growth of capital by          Investment
     VALUE      investing primarily in the value            Management
                stocks of larger companies. The           Americas, Inc.
                Portfolio pursues its objective,
                under normal market conditions, by
                primarily investing at least 80% of
                the value of its assets in the
                equity securities of large-sized
                companies included in the Russell
                1000(R) Value Index. The subadviser
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 1000(R)
                Value Index, but which attempts to
                outperform the Russell 1000(R) Value
                Index through active stock selection.
   --------------------------------------------------------------------------
     SMALL      AST DeAM Small-Cap Value Portfolio:          Deutsche
      CAP       seeks maximum growth of investors'          Investment
     VALUE      capital by investing primarily in           Management
                the value stocks of smaller               Americas, Inc.
                companies. The Portfolio pursues its
                objective, under normal market
                conditions, by primarily investing
                at least 80% of its total assets in
                the equity securities of small-sized
                companies included in the Russell
                2000(R) Value Index. The subadviser
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 2000(R)
                Value Index, but which attempts to
                outperform the Russell 2000(R) Value
                Index.
   --------------------------------------------------------------------------
     SMALL      AST Federated Aggressive Growth          Federated Equity
      CAP       Portfolio: seeks capital growth. The        Management
     GROWTH     Portfolio pursues its investment            Company of
                objective by investing primarily in        Pennsylvania/
                the stocks of small companies that       Federated Global
                are traded on national security             Investment
                exchanges, NASDAQ stock exchange and     Management Corp.;
                the over-the-counter-market. Small        Federated MDTA
                companies will be defined as                    LLC
                companies with market
                capitalizations similar to companies
                in the Russell 2000 Growth Index. .
   --------------------------------------------------------------------------
     ASSET      AST First Trust Balanced Target         First Trust Advisors
     ALLOCA     Portfolio: seeks long-term capital             L.P.
     TION/      growth balanced by current income.
    BALANCED    The Portfolio seeks to achieve its
                objective by investing approximately
                65% in common stocks and
                approximately 35% in fixed income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the Global Dividend Target 15,
                the NYSE(R) International Target 25,
                and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
   --------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      ASSET     AST First Trust Capital Appreciation   First Trust Advisors
     ALLOCA     Target Portfolio: seeks long-term             L.P.
      TION/     capital growth. The Portfolio seeks
     BALANCED   to achieve its objective by
                investing approximately 80% in
                common stocks and 20% in fixed
                income securities. The portfolio
                allocates the equity portion of the
                portfolio across five uniquely
                specialized strategies - the Value
                Line(R) Target 25, the Global
                Dividend Target 15, the Target Small
                Cap, the Nasdaq(R) Target 15, and
                the NYSE(R) International Target 25.
                Each strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
    ------------------------------------------------------------------------
      LARGE     AST Goldman Sachs Concentrated            Goldman Sachs
       CAP      Growth Portfolio: seeks long-term       Asset Management,
     GROWTH     growth of capital. The Portfolio              L.P.
                will pursue its objective by
                investing primarily in equity
                securities of companies that the
                subadviser believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30 - 45 companies that
                are considered by the subadviser to
                be positioned for long-term growth.
    ------------------------------------------------------------------------
     MID CAP    AST Goldman Sachs Mid-Cap Growth          Goldman Sachs
     GROWTH     Portfolio: seeks long-term capital      Asset Management,
                growth. The Portfolio pursues its             L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid-cap Growth Index. The subadviser
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
    ------------------------------------------------------------------------
      FIXED     AST High Yield Portfolio: seeks        Pacific Investment
     INCOME     maximum total return, consistent           Management
                with preservation of capital and           Company LLC
                prudent investment management. The           (PIMCO)
                Portfolio invests, under normal
                circumstances, at least 80% of its
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in high yield,
                fixed-income securities that, at the
                time of purchase, are non-investment
                grade securities. Such securities
                are commonly referred to as "junk
                bonds".
    ------------------------------------------------------------------------
      ASSET     AST Horizon Growth Asset Allocation          Horizon
     ALLOCA     Portfolio: seeks the highest            Investments, LLC
      TION/     potential total return consistent
     GROWTH     with its specified level of risk
                tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      ASSET     AST Horizon Moderate Asset                   Horizon
     ALLOCA     Allocation Portfolio: seeks the         Investments, LLC
      TION/     highest potential total return
     GROWTH     consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 40% to 60% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 40% to 60% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      INTER     AST International Growth Portfolio:      Marsico Capital
     NATIONAL   seeks long-term capital growth.         Management, LLC;
     EQUITY     Under normal circumstances, the          William Blair &
                Portfolio invests at least 80% of         Company, LLC
                the value of its assets in
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
    ------------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       INTER     AST International Value Portfolio:         LSV Asset
      NATIONAL   seeks long-term capital                   Management;
      EQUITY     appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
     ----------------------------------------------------------------------
       FIXED     AST Investment Grade Bond Portfolio:      Prudential
      INCOME     seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
     ----------------------------------------------------------------------
       INTER     AST JPMorgan International Equity         J.P. Morgan
      NATIONAL   Portfolio: seeks long-term capital        Investment
      EQUITY     growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
     ----------------------------------------------------------------------
       LARGE     AST Large-Cap Value Portfolio: seeks     Dreman Value
        CAP      current income and long-term growth     Management LLC;
       VALUE     of income, as well as capital          Hotchkis and Wiley
                 appreciation. The Portfolio invests,        Capital
                 under normal circumstances, at least    Management LLC;
                 80% of its net assets in common           J.P. Morgan
                 stocks of large capitalization            Investment
                 companies. Large capitalization        Management, Inc.
                 companies are those companies with
                 market capitalizations within the
                 market capitalization range of the
                 Russell 1000 Value Index.
     ----------------------------------------------------------------------
       FIXED     AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
      INCOME     Portfolio: seeks high current income          LLC
                 and the opportunity for capital
                 appreciation to produce a high total
                 return. The Portfolio invests, under
                 normal circumstances, at least 80%
                 of the value of its assets in fixed
                 income securities. The Portfolio
                 allocates its assets principally
                 among fixed income securities in
                 four market sectors: U.S. investment
                 grade securities, U.S. high yield
                 securities, foreign securities
                 (including emerging market
                 securities) and convertible
                 securities. Under normal
                 circumstances, the Portfolio invests
                 in each of the four sectors
                 described above. However, the
                 Portfolio may invest substantially
                 all of its assets in any one sector
                 at any time, subject to the
                 limitation that at least 20% of the
                 Portfolio's net assets must be
                 invested in any combination of
                 investment grade debt securities,
                 U.S. Government securities and cash
                 equivalents. The Portfolio may also
                 make significant investments in
                 mortgage-backed securities. Although
                 the Portfolio expects to maintain a
                 weighted average maturity in the
                 range of five to twelve years, there
                 are no restrictions on the overall
                 Portfolio or on individual
                 securities. The Portfolio may invest
                 up to 20% of its net assets in
                 equity securities.
     ----------------------------------------------------------------------
       LARGE     AST Marsico Capital Growth              Marsico Capital
        CAP      Portfolio: seeks capital growth.        Management, LLC
      GROWTH     Income realization is not an
                 investment objective and any income
                 realized on the Portfolio's
                 investments, therefore, will be
                 incidental to the Portfolio's
                 objective. The Portfolio will pursue
                 its objective by investing primarily
                 in common stocks of large companies
                 that are selected for their growth
                 potential. Large capitalization
                 companies are companies with market
                 capitalizations within the market
                 capitalization range of the Russell
                 1000 Growth Index. In selecting
                 investments for the Portfolio, the
                 subadviser uses an approach that
                 combines "top down" macroeconomic
                 analysis with "bottom up" stock
                 selection. The "top down" approach
                 identifies sectors, industries and
                 companies that may benefit from the
                 trends the subadviser has observed.
                 The subadviser then looks for
                 individual companies with earnings
                 growth potential that may not be
                 recognized by the market at large,
                 utilizing a "bottom up" stock
                 selection process. The Portfolio
                 will normally hold a core position
                 of between 35 and 50 common stocks.
                 The Portfolio may hold a limited
                 number of additional common stocks
                 at times when the Portfolio manager
                 is accumulating new positions,
                 phasing out existing or responding
                 to exceptional market conditions.
     ----------------------------------------------------------------------

    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
      INTER     AST MFS Global Equity Portfolio:          Massachusetts
     NATIONAL   seeks capital growth. Under normal      Financial Services
     EQUITY     circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio will
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
    -----------------------------------------------------------------------
      LARGE     AST MFS Growth Portfolio: seeks           Massachusetts
       CAP      long-term capital growth and future,    Financial Services
     GROWTH     rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts,
                of companies that the subadviser
                believes offer better than average
                prospects for long-term growth. The
                subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
    -----------------------------------------------------------------------
     MID CAP    AST Mid Cap Value Portfolio: seeks      EARNEST Partners
      VALUE     to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
    -----------------------------------------------------------------------
      FIXED     AST Money Market Portfolio: seeks          Prudential
     INCOME     high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
    -----------------------------------------------------------------------
     MID CAP    AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
     GROWTH     Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
    -----------------------------------------------------------------------
     MID CAP    AST Neuberger Berman Mid-Cap Value      Neuberger Berman
      VALUE     Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
    -----------------------------------------------------------------------
      SMALL     AST Neuberger Berman Small-Cap          Neuberger Berman
       CAP      Growth Portfolio: seeks maximum          Management Inc.
     GROWTH     growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
    -----------------------------------------------------------------------
      ASSET     AST Niemann Capital Growth Asset         Neimann Capital
     ALLOCA     Allocation Portfolio: seeks the          Management Inc.
      TION/     highest potential total return
     GROWTH     consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    -----------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Limited Maturity Bond        Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities. The average
                 portfolio duration of the Portfolio
                 generally will vary within a one-to
                 three-year time frame based on the
                 subadviser's forecast for interest
                 rates.
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Total Return Bond            Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities.
     ----------------------------------------------------------------------
       ASSET     AST Preservation Asset Allocation       AST Investment
      ALLOCA     Portfolio: seeks the highest           Services, Inc. &
       TION/     potential total return consistent         Prudential
      BALANCED   with its specified level of risk       Investments LLC/
                 tolerance. The Portfolio will invest      Prudential
                 its assets in several other Advanced    Investments LLC
                 Series Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote approximately
                 35% of its net assets to underlying
                 portfolios investing primarily in
                 equity securities (with a range of
                 27.5% to 42.5%), and 65% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments (with a range of 57.5%
                 to 72.5%.
     ----------------------------------------------------------------------
       LARGE     AST QMA US Equity Portfolio              Quantitative
        CAP      (formerly known as AST                    Management
       BLEND     AllianceBernstein Managed Index 500     Associates LLC
                 Portfolio): seeks to produce returns
                 that exceed those of the benchmark.
                 The portfolio utilizes a long/short
                 investment strategy and will
                 normally invest at least 80% of its
                 net assets plus borrowings in equity
                 and equity related securities of
                 issuers traded on a securities
                 exchange or market in the US. The
                 benchmark index is the Russell
                 1000(R) which is comprised of stocks
                 representing more than 90% of the
                 market cap of the US market and
                 includes the largest 1000 securities
                 in the Russell 3000(R) index.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Growth Portfolio:           Eagle Asset
        CAP      seeks long-term capital growth. The       Management;
      GROWTH     Portfolio pursues its objective by     Neuberger Berman
                 investing, under normal                 Management Inc.
                 circumstances, at least 80% of the
                 value of its assets in
                 small-capitalization companies.
                 Small-capitalization companies are
                 those companies with a market
                 capitalization, at the time of
                 purchase, no larger than the largest
                 capitalized company included in the
                 Russell 2000(R) Index at the time of
                 the Portfolio's investment.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Value Portfolio: seeks      ClearBridge
        CAP      to provide long-term capital growth     Advisors, LLC;
       VALUE     by investing primarily in                Dreman Value
                 small-capitalization stocks that        Management LLC;
                 appear to be undervalued. The             J.P. Morgan
                 Portfolio invests, under normal           Investment
                 circumstances, at least 80% of the     Management, Inc.;
                 value of its net assets in small          Lee Munder
                 capitalization stocks. Small           Investments, Ltd
                 capitalization stocks are the stocks
                 of companies with market
                 capitalization that are within the
                 market capitalization range of the
                 Russell 2000(R) Value Index.
     ----------------------------------------------------------------------
       ASSET     AST T. Rowe Price Asset Allocation       T. Rowe Price
      ALLOCA     Portfolio: seeks a high level of       Associates, Inc.
       TION/     total return by investing primarily
      BALANCED   in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
     ----------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     FIXED      AST T. Rowe Price Global Bond             T. Rowe Price
     INCOME     Portfolio: seeks to provide high        International, Inc.
                current income and capital growth by
                investing in high-quality foreign
                and U.S. dollar-denominated bonds.
                The Portfolio will invest at least
                80% of its total assets in fixed
                income securities. The Portfolio
                invests in all types of bonds,
                including those issued or guaranteed
                by U.S. or foreign governments or
                their agencies and by foreign
                authorities, provinces and
                municipalities as well as investment
                grade corporate bonds, mortgage and
                asset-backed securities, and
                high-yield bonds of U.S. and foreign
                issuers. The Portfolio generally
                invests in countries where the
                combination of fixed-income returns
                and currency exchange rates appears
                attractive, or, if the currency
                trend is unfavorable, where the
                subadviser believes that the
                currency risk can be minimized
                through hedging. The Portfolio may
                also invest up to 20% of its assets
                in the aggregate in below
                investment-grade, high-risk bonds
                ("junk bonds"). In addition, the
                Portfolio may invest up to 30% of
                its assets in mortgage- related
                (including mortgage dollar rolls and
                derivatives, such as collateralized
                mortgage obligations and stripped
                mortgage securities) and
                asset-backed securities.
   -------------------------------------------------------------------------
     LARGE      AST T. Rowe Price Large-Cap Growth        T. Rowe Price
      CAP       Portfolio: seeks long-term growth of     Associates, Inc.
     GROWTH     capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market cap is
                larger than the median market cap of
                companies in the Russell 1000 Growth
                Index as of the time of purchase.
   -------------------------------------------------------------------------
    SPECIALTY   AST T. Rowe Price Natural Resources       T. Rowe Price
                Portfolio: seeks long-term capital       Associates, Inc.
                growth primarily through the common
                stocks of companies that own or
                develop natural resources (such as
                energy products, precious metals and
                forest products) and other basic
                commodities. The Portfolio invests,
                under normal circumstances, at least
                80% of the value of its assts in
                natural resource companies. The
                Portfolio may also invest in
                non-resource companies with the
                potential for growth. The Portfolio
                looks for companies that have the
                ability to expand production, to
                maintain superior exploration
                programs and production facilities,
                and the potential to accumulate new
                resources. Although at least 50% of
                Portfolio assets will be invested in
                U.S. securities, up to 50% of total
                assets also may be invested in
                foreign securities.
   -------------------------------------------------------------------------
     ASSET      AST UBS Dynamic Alpha Strategy           UBS Global Asset
     ALLOCA     Portfolio: seeks to maximize total          Management
     TION/      return, consisting of capital            (Americas) Inc.
    BALANCED    appreciation and current income. The
                Portfolio invests in securities and
                financial instruments to gain
                exposure to global equity, global
                fixed income and cash equivalent
                markets, including global
                currencies. The Portfolio may invest
                in equity and fixed income
                securities of issuers located within
                and outside the United States or in
                open- end investment companies
                advised by UBS Global Asset
                Management (Americas) Inc., the
                Portfolio's subadviser, to gain
                exposure to certain global equity
                and global fixed income markets.
   -------------------------------------------------------------------------
     FIXED      AST Western Asset Core Plus Bond          Western Asset
     INCOME     Portfolio: seeks to maximize total          Management
                return, consistent with prudent              Company
                investment management and liquidity
                needs, by investing to obtain its
                average specified duration. The
                Portfolio's current target average
                duration is generally 2.5 to 7
                years. The Portfolio pursues this
                objective by investing in all major
                fixed income sectors with a bias
                towards non-Treasuries.
   -------------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
   -------------------------------------------------------------------------
    MODERATE    Franklin Templeton Founding Funds       Franklin Templeton
     ALLOCA     Allocation Fund: Seeks capital            Services, LLC
      TION      appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
   -------------------------------------------------------------------------

       ------------------------------------------------------------------
        STYLE/      INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                               ADVISOR/
                                                          SUB-ADVISOR
       ------------------------------------------------------------------
                              PROFUND VP
       ------------------------------------------------------------------
        Each ProFund VP portfolio described below pursues an investment strategy that seeks to provide daily investment results, before fees and expenses, that match a widely followed index, increased by a specified factor relative to the index, or that match the inverse of the index or the inverse of the index multiplied by a specified factor. The investment strategy of some of the portfolios may magnify (both positively and negatively) the daily investment results of the applicable index. It is recommended that only those Annuity Owners who engage a financial advisor to allocate their account value using a strategic or tactical asset allocation strategy invest in these portfolios. The Portfolios are arranged based on the index on which its investment strategy is based.
       ------------------------------------------------------------------
        The S&P 500(R) Index is a measure of large-cap U.S. stock
        market performance. It is a float-adjusted market
        capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.
       ------------------------------------------------------------------
        The NASDAQ-100 Index(R) includes 100 of the largest
        non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis.
       ------------------------------------------------------------------
        The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis.
       ------------------------------------------------------------------
        The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical
        process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.
       ------------------------------------------------------------------
        SMALL    ProFund VP Small-Cap Value: seeks      ProFund Advisors
         CAP     daily investment results, before             LLC
        VALUE    fees and expenses, that correspond
                 to the daily performance of the S&P
                 SmallCap 600/Citigroup Value
                 Index(R). The S&P SmallCap
                 600/Citigroup Value Index is
                 designed to provide a comprehensive
                 measure of small-cap U.S. equity
                 "value" performance. It is an
                 unmanaged float adjusted market
                 capitalization weighted index
                 comprised of stocks representing
                 approximately half the market
                 capitalization of the S&P SmallCap
                 600 Index that have been identified
                 as being on the value end of the
                 growth-value spectrum. (Note: The
                 S&P SmallCap 600 Index is a measure
                 of small-cap company U.S. stock
                 market performance. It is a float
                 adjusted market capitalization
                 weighted index of 600 U.S. operating
                 companies. Securities are selected
                 for inclusion in the index by an S&P
                 committee through a nonmechanical
                 process that factors criteria such
                 as liquidity, price, market
                 capitalization, financial viability,
                 and public float.)
       ------------------------------------------------------------------
        SMALL    ProFund VP Small-Cap Growth: seeks     ProFund Advisors
         CAP     daily investment results, before             LLC
        GROWTH   fees and expenses, that correspond
                 to the daily performance of the S&P
                 SmallCap 600/Citigroup Growth
                 Index(R). The S&P SmallCap
                 600/Citigroup Growth Index is
                 designed to provide a comprehensive
                 measure of small-cap U.S. equity
                 "growth" performance. It is an
                 unmanaged float adjusted market
                 capitalization weighted index
                 comprised of stocks representing
                 approximately half the market
                 capitalization of the S&P SmallCap
                 600 Index that have been identified
                 as being on the growth end of the
                 growth-value spectrum. (Note: The
                 S&P SmallCap 600 Index is a measure
                 of small-cap company U.S. stock
                 market performance. It is a float
                 adjusted market capitalization
                 weighted index of 600 U.S. operating
                 companies. Securities are selected
                 for inclusion in the index by an S&P
                 committee through a nonmechanical
                 process that factors criteria such
                 as liquidity, price, market
                 capitalization, financial viability,
                 and public float.)
       ------------------------------------------------------------------

     ---------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ---------------------------------------------------------------------
      The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a nonmechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.
     ---------------------------------------------------------------------
       LARGE      ProFund VP Large-Cap Value: seeks      ProFund Advisors
        CAP       daily investment results, before             LLC
       VALUE      fees and expenses, that correspond
                  to the daily performance of the S&P
                  500/Citigroup Value Index(R). The
                  S&P 500/Citigroup Value Index is
                  designed to provide a comprehensive
                  measure of large-cap U.S. equity
                  "value" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P 500 Index
                  that have been identified as being
                  on the value end of the growth value
                  spectrum.
     ---------------------------------------------------------------------
       LARGE      ProFund VP Large-Cap Growth: seeks     ProFund Advisors
        CAP       daily investment results, before             LLC
       GROWTH     fees and expenses, that correspond
                  to the daily performance of the S&P
                  500/Citigroup Growth Index(R). The
                  S&P 500/Citigroup Growth Index is
                  designed to provide a comprehensive
                  measure of large-cap U.S. equity
                  "growth" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P 500 Index
                  that have been identified as being
                  on the growth end of the
                  growth-value spectrum.
     ---------------------------------------------------------------------
      The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth"
      performance. It is an unmanaged float adjusted market
      capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.
     ---------------------------------------------------------------------
      MID CAP     ProFund VP Mid-Cap Value: seeks        ProFund Advisors
       VALUE      daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the S&P
                  MidCap 400/Citigroup Value Index(R).
                  The S&P MidCap 400/Citigroup Value
                  Index is designed to provide a
                  comprehensive measure of mid-cap
                  U.S. equity "value" performance. It
                  is an unmanaged float adjusted
                  market capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P MidCap 400
                  Index that have been identified as
                  being on the value end of the
                  growth-value spectrum.
     ---------------------------------------------------------------------
      MID CAP     ProFund VP Mid-Cap Growth: seeks       ProFund Advisors
       GROWTH     daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the S&P
                  MidCap 400/Citigroup Growth
                  Index(R). The S&P MidCap
                  400/Citigroup Growth Index is
                  designed to provide a comprehensive
                  measure of mid-cap U.S. equity
                  "growth" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P MidCap 400
                  Index that have been identified as
                  being on the growth end of the
                  growth-value spectrum.
     ---------------------------------------------------------------------
      The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance.
      It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Consumer Goods: seeks       ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Goods Index. The
                  Dow Jones U.S. Consumer Goods Index
                  measures the performance of consumer
                  spending in the goods industry of
                  the U.S. equity market. Component
                  companies include automobiles and
                  auto parts and tires, brewers and
                  distillers, farming and fishing,
                  durable and non-durable household
                  product manufacturers, cosmetic
                  companies, food and tobacco
                  products, clothing, accessories and
                  footwear.
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Consumer Services: seeks    ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Services Index.
                  The Dow Jones U.S. Consumer Services
                  Index measures the performance of
                  consumer spending in the services
                  industry of the U.S. equity market.
                  Component companies include
                  airlines, broadcasting and
                  entertainment, apparel and broadline
                  retailers, food and drug retailers,
                  media agencies, publishing,
                  gambling, hotels, restaurants and
                  bars, and travel and tourism.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Financials: seeks daily     ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Financials Index. The Dow Jones
                  U.S. Financials Index measures the
                  performance of the financial
                  services industry of the U.S. equity
                  market. Component companies include
                  regional banks; major U.S. domiciled
                  international banks; full line,
                  life, and property and casualty
                  insurance companies; companies that
                  invest, directly or indirectly in
                  real estate; diversified financial
                  companies such as Fannie Mae, credit
                  card issuers, check cashing
                  companies, mortgage lenders and
                  investment advisers; securities
                  brokers and dealers, including
                  investment banks, merchant banks and
                  online brokers; and publicly traded
                  stock exchanges.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Health Care: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Health Care Index. The Dow
                  Jones U.S. Health Care Index
                  measures the performance of the
                  healthcare industry of the U.S.
                  equity market. Component companies
                  include health care providers,
                  biotechnology companies, medical
                  supplies, advanced medical devices
                  and pharmaceuticals.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Industrials: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Industrials Index. The Dow
                  Jones U.S. Industrials Index
                  measures the performance of the
                  industrial industry of the U.S.
                  equity market. Component companies
                  include building materials, heavy
                  construction, factory equipment,
                  heavy machinery, industrial
                  services, pollution control,
                  containers and packaging, industrial
                  diversified, air freight, marine
                  transportation, railroads, trucking,
                  land-transportation equipment,
                  shipbuilding, transportation
                  services, advanced industrial
                  equipment, electric components and
                  equipment, and aerospace.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Real Estate: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Real Estate Index. The Dow
                  Jones U.S. Real Estate Index
                  measures the performance of the real
                  estate sector of the U.S. equity
                  market. Component companies include
                  those that invest directly or
                  indirectly through development,
                  management or ownership of shopping
                  malls, apartment buildings and
                  housing developments; and real
                  estate investment trusts ("REITs")
                  that invest in apartments, office
                  and retail properties. REITs are
                  passive investment vehicles that
                  invest primarily in income-producing
                  real estate or real estate related
                  loans or interests.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Telecommunications: seeks   ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Telecommunications Index.
                  The Dow Jones U.S.
                  Telecommunications Index measures
                  the performance of the
                  telecommunications industry of the
                  U.S. equity market. Component
                  companies include fixed-line
                  communications and wireless
                  communications companies.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Utilities: seeks daily      ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Utilities Sector Index. The Dow
                  Jones U.S. Utilities Sector Index
                  measures the performance of the
                  utilities industry of the U.S.
                  equity market. Component companies
                  include electric utilities, gas
                  utilities and water utilities.
     ---------------------------------------------------------------------



 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and the other Dow indices, are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.


 Because under certain option benefits we restrict the investment options in which you can participate, note that your participation in those benefits could result in your missing investment opportunities that might arise in investment options from which you are excluded. (Of course, potentially missing investment opportunities in investment options in which you do not participate is an inherent consequence of any investment choice, and generally speaking, it is your decision as to how to invest your purchase payments).

 WHAT ARE THE FIXED RATE OPTIONS?

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. Amounts allocated to the Fixed Rate Option become part of Allstate Life's general assets.

 We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each purchase payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME

 From time to time we may offer an Enhanced Dollar Cost Averaging ("DCA") program. If we do, you may allocate all or part of any Purchase Payment to the Enhanced Fixed Rate Option. You would then automatically transfer amounts over stated periods (e.g., six or twelve months) from the Enhanced Fixed Rate Option to the permissible Sub-accounts that you select. We reserve the right at any time to limit the investment options into which Enhanced Fixed Rate Option assets are transferred. After selecting the time period over which transfers will occur, you may not thereafter change the period during which transfers will be made. You may allocate Purchase Payments to more than one transfer period. You may not transfer from other investment options to the Enhanced Fixed Rate Option. This program is not available if you elect certain optional benefits.


 The first periodic transfer will occur on the date you allocate your Purchase Payment to the Enhanced Fixed Rate Option or the date following the end of any free-look period, if later. Subsequent transfers will occur on the monthly anniversary of the first transfer. The amount of each periodic transfer will be based on the period of time during which transfers are scheduled to occur. For example, if you choose a six-payment transfer schedule, each transfer generally will equal 1/6/th/ of the amount you allocated to the Enhanced Fixed Rate Option. The final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the Enhanced Fixed Rate Option assets are transferred, provided that any such investment option is one that we permit. You may make a one time transfer of the remaining value out of your Enhanced Fixed Rate Option, if you so choose. Transfers from the Enhanced Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

 If you make a withdrawal or have a fee assessed from your Annuity, and all or part of that withdrawal or fee comes out of the Enhanced Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer.

 By investing amounts on a regular basis instead of investing the total amount at one time, the DCA program may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, Dollar Cost Averaging cannot ensure a profit or protect against loss in a declining market.

 NOTE: When a DCA program is established from a Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Rate Option over the Guarantee Period.

                               FEES AND CHARGES

 The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, Allstate Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Allstate Life incurs in promoting, distributing, issuing and administering an Annuity and, in the case of the X Series, to offset a portion of the costs associated with offering the Credit features which are funded through Allstate Life's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that Allstate Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges." If you purchase the X Series and make a withdrawal that is subject to the CDSC, we may use part of that CDSC to recoup our costs of providing the Purchase Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.


 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.


 We may waive any applicable CDSC when taking a required minimum distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and required minimum distributions are each explained more fully in the section entitled "Access to Account Value."

 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the transfer fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a transfer fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the transfer fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the transfer fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an annual maintenance fee. The annual maintenance fee is $35.00 or 2% of your Account Value invested in the Sub-account, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the annual maintenance fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the annual maintenance fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the annual maintenance fee. However, any increase will only apply to Annuities issued after the date of the increase. The amount of this charge may differ in certain states. If you are a beneficiary under the Beneficiary Continuation Option, the annual maintenance fee is the lesser of $30 or 2% of Account Value if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.


 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges from 0% to 3 1/2% of your premium and is designed to approximate the taxes that we are required to pay. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the mortality & expense risk charge and the administration charge. The Insurance Charge is intended to compensate Allstate Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons to whom we guarantee annuity payments will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the interest rate amount we credit to Fixed Rate Options may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits.

 Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a settlement service charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Allstate Life with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or tax charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an administration charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 Initial Purchase Payment:
 You must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased. Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your contract to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Allstate Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Allstate Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions:
 Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations:
 We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."

..   Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances we may allow you to name one or more Contingent Annuitants with our prior approval. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus.
..   Beneficiary: The beneficiary is the person(s) or entity you name to receive the Death Benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named, the Death Benefit will be paid to you or your estate.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 You may change the Owner, Annuitant and beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

..   A new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   A new Annuitant subsequent to the Annuity Date;
..   For "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and

..   A change in beneficiary if the Owner had previously made the designation irrevocable.


 There may be restrictions on designation changes when you have elected certain optional benefits.


 Spousal Owners/Spousal Beneficiaries/Spousal Annuitants If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative beneficiary designation. Unless you elect an alternative beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For TrueIncome - Spousal, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. You must send your Annuity to us before the end of the applicable time period. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted, less any applicable federal and state income tax withholding. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return the greater of your current Account Value or the amount of your Purchase Payment(s) applied during the right to cancel period, less any applicable federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.


 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Allstate Life's systematic investment plan or a periodic purchase payment program. Additional Purchase Payments may be paid at any time before the Annuity Date and prior to the Owner's 86/th/ birthday. Additional Purchase Payments are not permitted in certain states.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "Allstate Life's Systematic Investment Plan." We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

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

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or a Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
 We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as TrueIncome. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
 Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
 We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

    Oldest owner's age on the date that Purchase credit on purchase payments
               the purchase                         as they are
     payment is applied to the annuity         applied to the annuity
    ------------------------------------------------------------------------
                   0-80                                6.00%*
    ------------------------------------------------------------------------
                   81-85                               3.00%
    ------------------------------------------------------------------------

 * For X series Annuities issued prior to December 10, 2007, the credit applicable to ages 0-80 is 5%.

 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
 ANNUITY?
 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying the Purchase Credit

 Initial Purchase Payment
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the same proportion that your Purchase Payment is allocated.

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

 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Allstate Life under certain circumstances:
..   any Purchase Credit applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity-owned) date of death will be recovered; and
..   the amount available under the medically-related surrender portion of the
    Annuity will not include the amount of any Purchase Credit payable on Purchase Payments made within 12 months of the date the medically-related surrender is exercised; and
..   if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

 The Account Value may be substantially reduced if Allstate Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation in which we recover the Purchase Credit amount.

 General Information about the Purchase Credit Feature
..   We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Purchase Credit under the Free
    Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account to which you allocate Account Value at the time of any allocation or transfer.


 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through our Internet website (www.accessallstate.com).

 We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any Portfolio available under an Annuity. Currently, we charge $10.00 for each transfer you make after the twentieth (20/th/) in each Annuity Year. Transfers made as part of a dollar cost averaging or automatic rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the Enhanced Fixed Rate Option are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer you make after you have reached your free transfer limit. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals. Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.


 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account or any ProFund Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves any ProFund portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial. There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Allstate Life as well as other insurance companies that may have the same Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any contract owner.

 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with any Enhanced Fixed Rate Option we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the Financial Professional or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.accessallstate.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, required minimum distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the annual maintenance fee, any tax charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.


 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During the Accumulation Period

 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 During the Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are fully taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount that you may withdraw will depend on your Annuity's Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100. To determine if a CDSC applies to partial withdrawals, we: 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC. 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn. 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-866-695-2647 or visit our Internet Website at www.accessallstate.com.

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

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or the Fixed Rate Option. Generally, Systematic Withdrawals from the Fixed Rate Option are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as an investment vehicle for certain retirement plans that receive special tax treatment under Sections 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

 (See "Tax Considerations" for a further discussion of required minimum distributions.)

 Required minimum distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Section 401(a)(9) of the Code. The required minimum distribution rules under Section 401(a)(9) apply to an Annuity issued as part of an IRA or SEP IRA. Required minimum distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the required minimum distribution rules under the Code. We do not assess a CDSC on required minimum distributions from your Annuity if you are required by law to take such required minimum distribution from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the required minimum distribution rules in relation to other savings or investment plans.


 The amount of the required minimum distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required minimum distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have required minimum distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly minimum distributions but does not apply to required minimum distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the required minimum distribution requirements under the Code.

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 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-866-695-2647 or visit our Internet Website at www.accessallstate.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision, and (b) the amount of any Purchase Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above.

 This waiver of any applicable CDSC is subject to our rules, in place at the time of your request, which currently include but are not limited to the following:
   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
   . this benefit is not available if the total amount of the withdrawal request exceeds $500,000; and
   .   no additional Purchase Payments can be made to the Annuity.

 Under most versions of the Annuity, a "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits.


 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. For non-qualified annuity contracts, your Annuity Date must be no later than the first day of the month next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date), and certain annuity options may not be available depending on the age of the Owner or Annuitant. For qualified contracts, generally your Annuity Date must be no later than the first day of the month next following the 92/nd/ birthday of the Annuitant (unless we agree to another date) and certain annuity options may not be available depending on the age of the Annuitant. Certain States may have different requirements, based on applicable laws. Please refer to your Annuity contract.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first three Annuity Years.

 Option 1
 Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

 Option 2
 Life Income Annuity with 120 Months Certain Period Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

 If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity with 120 months certain period option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Option 3
 Interest Payment Option: Under this option, we will credit interest on the adjusted Account Value until you request payment of all or part of the adjusted Account Value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA or other tax qualified vehicle.

 Under this option, all gain in the Annuity will be taxable as of the Annuity Date, however, you can withdraw part or all of the Account Value that we are holding at any time.

 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Allstate Life offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   Protecting a principal amount from decreases in value due to investment performance;
..   Taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;

..   Guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments or lifetime withdrawals; or

..   Providing spousal continuation of certain benefits.

 The "living benefits" that Allstate Life offers are TrueAccumulation - Highest Daily, the Guaranteed Minimum Income Benefit (GMIB), TrueIncome, TrueIncome - Spousal, TrueIncome - Highest Daily, TrueIncome - Highest Daily 7, and TrueIncome - Spousal Highest Daily 7. In general, these benefits fall into three basic categories:

       . Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under TrueAccumulation - Highest Daily, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.

       . Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.

       . Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. The withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under TrueIncome - Highest Daily 7, for example, the guaranteed amount generally is equal to your annuity value, appreciated at seven percent annually.


 Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the "Investment Options" section of the Prospectus on page 12 for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).


 TRUEACCUMULATION/SM/ - HIGHEST DAILY

 TrueAccumulation - Highest Daily described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in TrueAccumulation - Highest Daily, in which case your election must be on an Annuity Anniversary). TrueAccumulation - Highest Daily is not available if you participate in any other living benefit. However, TrueAccumulation - Highest Daily may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit.

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

 TrueAccumulation - Highest Daily creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee.

 The guarantees provided by the program exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 The initial guarantee is created on the day that TrueAccumulation - Highest Daily is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that TrueAccumulation - Highest Daily was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which TrueAccumulation - Highest Daily was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2009 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of TrueAccumulation - Highest Daily and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal")
 (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii), and
 (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the TrueAccumulation - Highest Daily program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for TrueAccumulation - Highest Daily or other fees and charges.

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

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).


 The resulting initial guarantee amount is: $237,500 X (1 - [$7,500 / $177,500]), or $227,464.79.


..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider. Because the formula is made part of your schedule supplement, the formula may not be altered. However, we do reserve the right to amend the formula for newly-issued annuity contracts that elect TrueAccumulation - Highest Daily and for existing contracts that elect the benefit post-issue. This required allocation mechanism helps us manage our financial exposure under TrueAccumulation - Highest Daily, by moving assets out of certain Sub-accounts in certain scenarios. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the other Sub-accounts in other scenarios.

 For purposes of operating the TrueAccumulation - Highest Daily formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected TrueAccumulation - Highest Daily, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.accessallstate.com.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the asset transfer formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 TrueAccumulation - Highest Daily can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in TrueAccumulation - Highest Daily, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the initial guaranteed amount will equal the Account Value on that day. You may elect TrueAccumulation - Highest Daily only if the oldest of the Owner and Annuitant is 84 or younger on the date of election.

 You may cancel TrueAccumulation - Highest Daily at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. TrueAccumulation - Highest Daily will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse;
 (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the program, TrueAccumulation - Highest Daily will no longer provide any guarantees. The charge for TrueAccumulation - Highest Daily will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under TrueAccumulation - Highest Daily
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program
 We deduct an annual charge equal to 0.35% of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in TrueAccumulation - Highest Daily. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those

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 jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments in the case of the X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of
    (1) the anniversary date on or immediately following the Annuitant's 80/th/ birthday or (2) the 7/th/ anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments in the case of the X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Purchase Credit that is applied to such Purchase Payment in the case of the X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS required minimum distribution rules would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any

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

   subsequent Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments in the case of the X Series), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

 A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2007; 2.) an initial Purchase Payment of $250,000 (includes any Purchase Credit in the case of the X Series); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2007 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2007 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2008 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95/th/ birthday, except for Annuities used as a funding vehicle for an IRA or SEP IRA, in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

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

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   In general, you must allocate your Account Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain GMIB. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible for the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

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

 Election of the Program
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 Termination of the Program
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible for the GMIB program based on his or her age at the time of the change.

 Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Program
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. The maximum GMIB charge is 1.00% of the average Protected Income Value. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Rate Options. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 TRUEINCOME/SM/
 The TrueIncome program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. TrueIncome can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect TrueIncome and subsequently terminate the benefit, there will be a restriction on your ability to re-elect TrueIncome and TrueIncome - Spousal (see "Election of the Program" below for details). The Annuitant must be at least 45 years old when the program is elected. TrueIncome is not available if you elect any other optional living benefit. As long as TrueIncome is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and TrueIncome is in effect. Certain benefits under TrueIncome may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of TrueIncome. The initial Protected Withdrawal Value is equal to the greater of

 (A)the Account Value on the date you elect TrueIncome, plus any additional Purchase Payments growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, as applicable, until the date of

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

    your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and
 (C)the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date.

 With respect to (A) and (C) above, each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount, and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elect TrueIncome at the time you purchase your Annuity, the Account
    Value will be your initial Purchase Payment.
..   For existing Owners who are electing TrueIncome, the Account Value on the date of your election of TrueIncome will be used to determine the initial Protected Withdrawal Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 1/st/ anniversary of the first withdrawal under TrueIncome. The Protected Withdrawal Value can be stepped up again on or after the 1/st/ anniversary following the preceding step-up.

 If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under TrueIncome have changed for new purchasers, you may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time TrueIncome is elected or at any time while TrueIncome is in force.

 If you elected the Auto Step-Up feature:
..   The first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under TrueIncome or (2) the most recent step-up.
..   Your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount.
..   If at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs.
..   Once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a proportional basis (see examples below) for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Key Feature - Annual Income Amount under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under TrueIncome, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the

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

 day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under TrueIncome, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and associated Purchase Credits in the case of the X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 TrueIncome does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of TrueIncome are February 1, 2007; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2008 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2008 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for TrueIncome.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2007 until March 1, 2008 (394 days) = $250,000 X 1.05/(394/365)/ = $263,519.55
 (b)Account Value on March 1, 2008 (the date of the first withdrawal) = $263,000 (c) Account Value on February 1, 2008 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2008, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250 Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2008, then the following values would result:

   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550


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   .   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2008, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489. Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

   . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623. Annual Income Amount for future Annuity Years = $13,250
       - $623 = $12,627

   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503. Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947


 Example 3. Step-up of the protected withdrawal value
 If the Annual Income Amount ($13,250) is withdrawn each year starting on
 March 1, 2008 for a period of 3 years, the Protected Withdrawal Value on February 1, 2014 would be reduced to $225,250 {$265,000 - ($13,250 X 3)}. If a step-up is elected on February 1, 2014, and the Account Value on February 1, 2014 is $280,000, then the following values would result:
   .   Protected Withdrawal Value = Account Value on February 1, 2014 = $280,000
   .   Annual Income Amount is equal to the greater of the current Annual
       Income Amount or 5% of the stepped up Protected Withdrawal Value.
       Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $280,000, which is $14,000. Therefore, the Annual Income Amount is increased to $14,000.
   . Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $280,000, which is $19,600.
       Therefore the Annual Withdrawal Amount is increased to $19,600.

 BENEFITS UNDER TRUEINCOME
   . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, TrueIncome will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable, even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or

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

 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under TrueIncome are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
   . Withdrawals made while TrueIncome is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. TrueIncome does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome. TrueIncome provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
   . In general, you must allocate your Account Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain TrueIncome. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.

 Election of the Program
 TrueIncome can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect TrueIncome after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.


 Currently, if you terminate the program, you generally will only be permitted to re-elect TrueIncome or elect another lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.


 We reserve the right to further limit the election/re-election frequency in the future. Before making any such change to the election/re-election frequency, we will provide prior notice to Owners who have an effective TrueIncome.

 Termination of the Program
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 Upon the death of the Annuitant, your surviving spouse may elect a new TrueIncome if your spouse elects the spousal continuance option. Your spouse would then be eligible to elect the benefit as if he or she was a new purchaser.

 The charge for TrueIncome will no longer be deducted from your Account Value upon termination of the program.

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

 ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the required minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution rules.

 TRUEINCOME/SM/ - SPOUSAL


 The TrueIncome - Spousal program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect TrueIncome - Spousal and subsequently terminate the benefit, there will be a restriction on your ability to re-elect TrueIncome - Spousal or elect another lifetime withdrawal benefit (see "Election of the Program" below for details). TrueIncome - Spousal must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. TrueIncome - Spousal is not available if you elect any other optional living benefit or Death Benefit. As long as TrueIncome - Spousal is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.


 The TrueIncome - Spousal program guarantees until the later death of two natural persons that are each other's spouses (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Designated Lives must be each other's spouses at the time of election of TrueIncome - Spousal and at the time of the first death of one of them. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Initial Protected Withdrawal Value
 The initial Protected Withdrawal Value is used to determine the amount of initial annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of TrueIncome - Spousal. The initial Protected Withdrawal Value is equal to the greater of

 (A)the Account Value on the date you elect TrueIncome - Spousal, plus any additional Purchase Payments each growing at 5% per year from the date of your election of the program or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier,
 (B)the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and
 (C)the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date.

 With respect to (A) and (C) above, each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
..   If you elect TrueIncome - Spousal at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing TrueIncome - Spousal, the Account
    Value on the date of your election of the TrueIncome - Spousal program will be used to determine the initial Protected Withdrawal Value.

 Key Feature - Annual Income Amount under the Spousal Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under TrueIncome - Spousal, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

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

 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under TrueIncome - Spousal. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount, and on the date you elect to step-up, the charges under TrueIncome - Spousal have changed for new purchasers, you may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under TrueIncome - Spousal or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for TrueIncome - Spousal has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 TrueIncome - Spousal does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount. Under TrueIncome - Spousal, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under TrueIncome - Spousal in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of TrueIncome
 - Spousal are February 1, 2007; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2008 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2008 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2012 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for TrueIncome - Spousal.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2007 until March 1, 2008 (394 days) = $250,000 X 1.05/(394/365)/ = $263,519.55
 (b)Account Value on March 1, 2008 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2008 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2008, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
    Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2008, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157


 Example 3. Step-up of the annual income amount
 If a step-up of the Annual Income Amount is requested on February 1, 2012 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

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 BENEFITS UNDER TRUEINCOME - SPOUSAL
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Account Value to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of: (1) the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and (2) the Account Value. If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under TrueIncome - Spousal are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while TrueIncome - Spousal is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome - Spousal does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Spousal. TrueIncome - Spousal provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . In general, you must allocate your Account Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain TrueIncome - Spousal. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.
   . There may be circumstances where you will continue to be charged the full amount for TrueIncome - Spousal even when the benefit is only providing a guarantee of income based on one life with no survivorship.
   . In order for the Surviving Designated Life to continue TrueIncome - Spousal, upon the death of an Owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. See "Spousal Owners/Spousal Beneficiaries" and "Spousal Beneficiary - Assumption of Annuity" in this Prospectus.

 Election of and Designations Under the Program TrueIncome - Spousal can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner who is not the Annuitant may be removed without affecting the benefit.

 TrueIncome - Spousal can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect TrueIncome - Spousal after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.

 Currently, if you terminate the program, you will only be permitted to re-elect TrueIncome - Spousal or elect another lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective TrueIncome - Spousal.

 Termination of the Program
 The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for TrueIncome - Spousal will no longer be deducted from your Account Value upon termination of the program.

 ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the required minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution rules.

 TRUEINCOME/SM/ - HIGHEST DAILY


 TrueIncome - Highest Daily is offered as an alternative to TrueIncome and TrueIncome - Spousal. Currently, if you elect TrueIncome - Highest Daily and subsequently terminate the benefit, you will not be able to re-elect TrueIncome - Highest Daily, and will have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under TrueIncome - Highest Daily currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. TrueIncome - Highest Daily is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). As long as your TrueIncome - Highest Daily is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program.


 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in TrueIncome - Highest Daily, and in Appendix D to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of TrueIncome - Highest Daily is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under TrueIncome - Highest Daily.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under TrueIncome - Highest Daily. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect TrueIncome - Highest Daily. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected TrueIncome - Highest Daily (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal on or prior to the Tenth Anniversary. Thus, if you do take a withdrawal on or prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If you do not take a withdrawal on or prior to the Tenth Anniversary, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:
..   200% of the Account Value on the date you elected TrueIncome - Highest
    Daily;
..   200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected TrueIncome - Highest Daily; and
..   100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected TrueIncome - Highest Daily, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.


 Please note that you may not withdraw the Total Protected Withdrawal Value in a lump sum or as a partial surrender; it is solely a calculation used to determine your guaranteed payments in the form of the Total Annual Income Amount.


 Key Feature - Total Annual Income Amount under the TrueIncome - Highest Daily Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under TrueIncome - Highest Daily, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for TrueIncome - Highest Daily has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for

 TrueIncome - Highest Daily upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 TrueIncome - Highest Daily does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under TrueIncome - Highest Daily, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years. Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the TrueIncome - Highest Daily or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . TrueIncome - Highest Daily is elected on May 2, 2009 and a withdrawal under the benefit is taken on the same day.

 Dollar-for-dollar reductions
 On May 2, 2009, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2009 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:


  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                        -$  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41% of $6,000.00                              -$     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49


 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                Highest Quarterly Value
                                    (adjusted with       Adjusted Total Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2009       $118,000.00        $118,000.00              $5,900.00
August 6, 2009     $110,000.00        $112,885.55              $5,644.28
September 1, 2009  $112,000.00        $112,885.55              $5,644.28
December 1, 2009   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.


 Benefits Under TrueIncome - Highest Daily

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under TrueIncome - Highest Daily, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, TrueIncome - Highest Daily terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under TrueIncome - Highest Daily are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while TrueIncome - Highest Daily is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome - Highest Daily does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Highest Daily. TrueIncome
    - Highest Daily provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to a Fixed
    Rate Option if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain TrueIncome - Highest Daily. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of and Designations under the Program
 For TrueIncome - Highest Daily, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.


 Any change of the Annuitant under the Annuity will result in cancellation of TrueIncome - Highest Daily. Similarly, any change of Owner will result in cancellation of TrueIncome - Highest Daily, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.


 TrueIncome - Highest Daily can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate TrueIncome - Highest Daily, you will (a) not be permitted to re-elect the benefit and (b) will be allowed to elect another lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date TrueIncome - Highest Daily was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective TrueIncome - Highest Daily.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of TrueIncome - Highest Daily, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Rate Options.

 Return of Principal Guarantee
 If you have not made a withdrawal on or before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

       (a)your Account Value on the day that you elected TrueIncome - Highest Daily; and
       (b)the sum of each Purchase Payment you made (including any Credits with respect to the X series) during the one-year period after you elected the benefit.


 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other optional benefit that you may have selected, and therefore will have no direct impact on such values at the time we add this amount. This potential addition to Account Value is available only if you have elected TrueIncome - Highest Daily and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Asset Transfer Component of TrueIncome - Highest Daily
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect TrueIncome - Highest Daily. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in TrueIncome - Highest Daily, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for TrueIncome - Highest Daily. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of TrueIncome - Highest Daily, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome - Highest Daily, the ratios we use will be fixed. For newly issued Annuities that elect TrueIncome
 - Highest Daily and existing Annuities that elect TrueIncome - Highest Daily, however, we reserve the right to change the ratios.
 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under TrueIncome - Highest Daily.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the

 Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 TRUEINCOME/SM/ - HIGHEST DAILY 7


 TrueIncome - Highest Daily 7 is offered as an alternative to TrueIncome, TrueIncome-Spousal, and TrueIncome-Highest Daily. Currently, if you elect TrueIncome - Highest Daily 7 and subsequently terminate the benefit, you will have a waiting period until you can elect TrueIncome-Spousal, TrueIncome, TrueIncome - Highest Daily, TrueIncome - Highest Daily 7 or TrueIncome - Spousal Highest Daily 7. See "Election of and Designations under the Program" below for details. The income benefit under TrueIncome - Highest Daily 7 currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. TrueIncome - Highest Daily 7 is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). As long as TrueIncome - Highest Daily 7 is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.


 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in TrueIncome - Highest Daily 7, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of TrueIncome - Highest Daily 7 is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under TrueIncome - Highest Daily 7.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the

 Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:

       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.


 Please note that you may not withdraw the Protected Withdrawal Value in a lump sum or as a partial surrender; it is solely a calculation used to determine your guaranteed payments in the form of the Total Annual Income Amount.


 Key Feature - Annual Income Amount under TrueIncome - Highest Daily 7
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under TrueIncome - Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for TrueIncome - Highest Daily 7 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for TrueIncome - Highest Daily 7 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 TrueIncome - Highest Daily 7 does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under TrueIncome - Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for TrueIncome - Highest Daily 7 or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   TrueIncome - Highest Daily 7 is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected TrueIncome - Highest Daily 7 .

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:


  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41% of $6,000.00                              -$     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                Highest Quarterly Value
                                    (adjusted with       Adjusted Annual Income
                                withdrawal and Purchase    Amount (5% of the
Date*             Account value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2008       $118,000.00        $118,000.00              $5,900.00
August 6, 2008     $110,000.00        $112,885.55              $5,644.28
September 1, 2008  $112,000.00        $112,885.55              $5,644.28
December 1, 2008   $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under Trueincome - Highest Daily 7
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for TrueIncome - Highest Daily 7, and amounts are still payable under TrueIncome - Highest Daily 7, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, TrueIncome - Highest Daily 7 terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under TrueIncome - Highest Daily 7 are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while TrueIncome - Highest Daily 7 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The TrueIncome - Highest Daily 7 Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Highest Daily 7 . TrueIncome - Highest Daily 7 provides a guarantee that if your Account
    Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.accessallstate.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain TrueIncome - Highest Daily 7. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
..   The fee for TrueIncome - Highest Daily 7 is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for TrueIncome - Highest Daily 7 may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 For TrueIncome - Highest Daily 7, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of TrueIncome - Highest Daily 7. Similarly, any change of Owner will result in cancellation of TrueIncome - Highest Daily 7, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 TrueIncome - Highest Daily 7 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate TrueIncome - Highest Daily 7, you will only be allowed to re-elect the benefit or elect TrueIncome-Spousal , TrueIncome , or TrueIncome - Spousal Highest Daily 7 on any anniversary of the Issue Date that is at least 90 calendar days from the date TrueIncome - Highest Daily 7 was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally will permit those who have terminated TrueIncome, TrueIncome-Spousal, TrueIncome-Highest Daily or TrueIncome - Spousal Highest Daily 7 to elect TrueIncome - Highest Daily 7 only on an anniversary of the Issue Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

       a) your Account Value on the day that you elected TrueIncome - Highest Daily 7; and
       b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected TrueIncome - Highest Daily 7 and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to take the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or
 (vi) if you cease to meet our requirements for issuing the benefit (see Election of and. Designations under the Program).

 Upon termination of TrueIncome - Highest Daily 7 other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of TrueIncome - Highest Daily 7
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect TrueIncome - Highest Daily 7. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in TrueIncome - Highest Daily 7, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of TrueIncome - Highest Daily 7, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond

 Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome - Highest Daily 7, the ratios we use will be fixed. For newly-issued Annuities that elect TrueIncome - Highest Daily 7 and existing Annuities that elect TrueIncome - Highest Daily 7, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under TrueIncome - Highest Daily 7.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or


 Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account. If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, (which would be uncommon under normal market conditions, unless you have depleted a significant portion of your Account Value through withdrawals), then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.


 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


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

 TRUEINCOME/SM/ - SPOUSAL HIGHEST DAILY 7


 TrueIncome - Spousal Highest Daily 7 is the spousal version of TrueIncome - Highest Daily 7. Currently, if you elect TrueIncome - Spousal Highest Daily 7 and subsequently terminate the benefit, you may have a waiting period until you can elect TrueIncome-Spousal, TrueIncome, TrueIncome - Highest Daily 7, or TrueIncome - Spousal Highest Daily 7. See "Election of and Designations under the Program" below for details. TrueIncome - Spousal Highest Daily 7 must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. TrueIncome
 - Spousal Highest Daily 7 is not available if you elect any other optional living benefit or optional death benefit. As long as TrueIncome - Spousal Highest Daily 7 is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.


 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue TrueIncome - Spousal Highest Daily 7 after the death of the first spouse. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in TrueIncome - Spousal Highest Daily 7, and in Appendix F to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of TrueIncome - Spousal Highest Daily 7 is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under TrueIncome - Spousal Highest Daily 7.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The Periodic Value initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 a. the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 b. the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 a. the Account Value; or
 b. the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

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

 (3)the sum of:

       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.


 Please note that you may not withdraw the Protected Withdrawal Value in a lump sum or as a partial surrender; it is solely a calculation used to determine your guaranteed payments in the form of the Total Annual Income Amount.


 Key Feature - Annual Income Amount under TrueIncome - Spousal Highest Daily 7 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under TrueIncome - Spousal Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for TrueIncome
 - Spousal Highest Daily 7 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for TrueIncome - Spousal Highest Daily 7 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 TrueIncome - Spousal Highest Daily 7 does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under TrueIncome - Spousal Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

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

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for TrueIncome - Spousal Highest Daily 7 or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   TrueIncome - Spousal Highest Daily 7 is elected on March 5, 2008.
..   The youngest Designated Life was 70 years old when he/she elected
    TrueIncome - Spousal Highest Daily 7 .

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:


  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41% of $6,000.00                              -$     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49


 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                Highest Quarterly Value
                                    (adjusted with          Adjusted Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account Value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2008       $118,000.00        $118,000.00              $5,900.00
August 6, 2008     $110,000.00        $112,885.55              $5,644.28
September 1, 2008  $112,000.00        $112,885.55              $5,644.28
December 1, 2008   $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under TrueIncome - Spousal Highest Daily 7
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for TrueIncome - Spousal Highest
 Daily 7, and amounts are still payable under TrueIncome - Spousal Highest
 Daily 7, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in
 that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, TrueIncome - Spousal Highest Daily 7 terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95th birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under TrueIncome - Spousal Highest Daily 7 are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while TrueIncome - Spousal Highest Daily 7 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome - Spousal Highest Daily 7 does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

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..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Spousal Highest Daily 7 benefit. TrueIncome - Spousal Highest Daily 7 provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain TrueIncome - Spousal Highest Daily 7 . If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
..   The fee for TrueIncome - Spousal Highest Daily 7 is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for TrueIncome - Spousal Highest Daily 7 may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 TrueIncome - Spousal Highest Daily 7 can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, TrueIncome - Spousal Highest Daily 7 only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, TrueIncome - Spousal Highest Daily 7 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. A divorcing spouse who retains ownership of the Annuity with TrueIncome - Spousal Highest Daily 7 will continue to incur the charge for TrueIncome - Spousal Highest Daily 7.


 TrueIncome - Spousal Highest Daily 7 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.


 Currently, if you terminate TrueIncome - Spousal Highest Daily 7, you will only be allowed to re-elect the benefit or to elect TrueIncome, TrueIncome-Spousal, TrueIncome - Highest Daily, or TrueIncome - Highest Daily 7 on any anniversary of the Issue Date that is at least 90 calendar days from the date TrueIncome - Spousal Highest Daily 7 was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally will permit those who have terminated TrueIncome, TrueIncome-Spousal, TrueIncome-Highest Daily, or TrueIncome - Highest Daily 7 to elect TrueIncome - Spousal Highest Daily 7 only on an anniversary of the Issue Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.


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 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

       a) your Account Value on the day that you elected TrueIncome - Spousal Highest Daily 7; and
       b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected TrueIncome - Spousal Highest Daily 7 and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of TrueIncome - Spousal Highest Daily 7 other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of TrueIncome - Spousal Highest Daily 7
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect TrueIncome - Spousal Highest Daily 7. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in TrueIncome - Spousal Highest Daily 7, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of TrueIncome - Spousal Highest Daily 7, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix F to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily annual income amount. Note that we use 5% in the formula, irrespective of the youngest Designated Life's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

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 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome - Spousal Highest Daily 7, the ratios we use will be fixed. For newly-issued Annuities that elect TrueIncome - Spousal Highest Daily 7 and existing Annuities that elect TrueIncome - Spousal Highest Daily 7, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under TrueIncome - Spousal Highest Daily 7.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.


 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, (which would be uncommon under normal market conditions, unless you have depleted a significant portion of your Account Value through withdrawals), then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.


 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here.


 TrueIncome - Spousal Highest Daily 7 Asset Allocation Formula. As indicated above, TrueIncome - Spousal Highest Daily 7 uses the same asset transfer formula as TrueIncome - Highest Daily 7 and uses the same table of age-related factors. See Appendix F.

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                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."


 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Allstate Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to the X Series, under certain circumstances, your Death Benefit may be reduced by the amount of any Purchase Credits we applied to your Purchase Payments. (See "How are Purchase Credits Applied to My Accounts Value".)

 The basic Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments (and, for the X series, the amount of any
    Purchase Credits received more than 12 months prior to death) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts and the Fixed Rate
    Options (less the amount of any Purchase Credits applied within 12-months prior to the date of death, in the case of the X Series).

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. Key terms that we use to describe these optional death benefits are set forth within the description of each optional death benefit.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. However, with respect to the L Series, if not previously elected, the Combination 5% Roll-up and HAV death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. You may elect one optional Death Benefit. If you elect TrueIncome - Spousal or TrueIncome - Spousal Highest Daily 7, you are not permitted to elect an optional Death Benefit. With respect to the X Series, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Purchase Credits applied to your Purchase Payments.

 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 Combination 5% Roll-up and Highest Anniversary Value ("HAV") Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under an Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. In addition, we reserve the right to limit the investment options in which you may allocate Account Value if you elect this Death Benefit.

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 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death
 Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below. The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X Series) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X Series) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of the X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 Calculation of Highest Anniversary Value Death Benefit The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X series) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit.

 See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

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 Key Terms Used with the Highest Anniversary Value Death Benefit and the
 Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
..   The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death
    Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of either the current Owner, the older of the joint Owners, or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (and associated Purchase Credits received more than 12 months prior to death for the X series) since such anniversary.
..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X Series).
..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.

 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and 2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Combination 5% Roll-up and Highest Anniversary Value Death Benefit or the TrueIncome - Spousal Income Benefit.

 See Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.

 Key Terms Used with the Highest Daily Value Death Benefit:
..   The Death Benefit Target Date for the Highest Daily Value Death Benefit is
    the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either joint Owner, or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

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..   The Highest Daily Value equals the highest of all previous "Daily Values"
    less proportional withdrawals since such date and plus any Purchase Payments (plus associated Purchase Credits applied more than twelve
    (12) months prior to the date of death in the case of the X Series) since such date.
..   The Daily Value is the Account Value as of the end of each Valuation Day.
    The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death in the case of the X Series).
..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the older of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant.

 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits terminate under other circumstances?
 For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the Charges for the Optional Death Benefits?
 We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for each of the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Allstate Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

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 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments. Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA or other "qualified investment" that requires
 Minimum Distributions. Upon the Owner's death under an IRA or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving required minimum distributions under the Code and whether the Beneficiary is the surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are generally subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefit to Beneficiary" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is only available for an IRA, Roth IRA, SEP IRA, or a non-qualified Annuity.

 Under the Beneficiary Continuation Option:
..   The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
..   The beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified and qualified Annuities, the charge is 1.00% per year.
..   The beneficiary will incur an annual maintenance fee equal to the lesser of
    $30 or 2% of Account Value if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if they had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death; however certain Sub-Accounts may not be available.

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..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No Fixed Allocations or fixed interest rate options will be offered.
..   No additional Purchase Payments can be applied to the Annuity.
..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time without application of any applicable CDSC.
..   Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary, unless the beneficiary named a successor who may continue receiving payments.

 Currently all Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.

 Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Beneficiary - Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of a Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Allstate Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, but, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Allstate Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your

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 representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.


 Scheduled Transactions: Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under section 72(q) or 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under section 72(q) or 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).


 Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through our Internet website (www.accessallstate.com). You cannot request a transaction involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.

 Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.


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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions.

 The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity date for your Contract. Please refer to your Annuity Contract for the applicable maximum Annuity date. If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER

 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your

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 purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;

..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually computed over the life/life expectancy of the taxpayer or the joint lives/joint life expectancy of the taxpayer and beneficiary. (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial exchanges of an annuity contract may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from an annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants: The designation of a Contingent Annuitant is generally not permitted on an Annuity held by an entity. Under the Code, if the annuitant is changed on a non-qualified Annuity held by an entity, that change is treated as the death of the Annuitant and triggers the requirement for distribution of death benefits.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

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 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will generally be subject to the tax reporting and withholding requirements for a Nonqualified Annuity.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

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 The following is a general discussion of the tax considerations for Qualified
 Annuity contracts. This Annuity is not available for all types of the tax-favored retirement plans discussed below. It is currently available only for IRAs and Roth IRAs. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.


 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs) which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs under Section 408A of the Code;

..   A corporate Pension or Profit-sharing plan (subject to Section 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to Section 401(a) of the
    Code);
..   Tax Sheltered Annuities (subject to Section 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
..   Section 457 plans (subject to Section 457 of the Code).

 A Nonqualified annuity may also be purchased by a custodial IRA or Roth IRA account, which can hold other permissible assets. The terms and administration of the custodial account in accordance with the laws and regulations for IRAs or Roth IRAs, as applicable, are the responsibility of the applicable custodian.


 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS

 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus, contract and the "IRA Disclosure Statement" and "Roth IRA Disclosure Statement". The Disclosure Statements information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the purchase payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.


 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2008 the contribution limit is $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, Section 403(b) plans, and governmental Section 457(b) plans.


 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a

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 Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $46,000 in 2008 ($45,000 in 2007) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2008, this limit is $230,000 ($225,000 for 2007);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2008 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. These amounts are indexed for inflation. These Annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, including a Roth 401(k) distribution, to a Roth IRA.



 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner.

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 Required minimum distributions are calculated based on the sum of the Account
 Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.


 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA from the same owner, similar rules apply.


 Required Distributions Upon Your Death for Qualified Annuity Contracts

 Upon your death under an IRA or Roth IRA, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or

..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually computed over the life/life expectancy of the taxpayer or the joint lives/joint life expectancy of the taxpayer and beneficiary. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)


 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

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 WITHHOLDING

 For all distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.



 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

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                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.accessallstate.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, Systematic Withdrawals (including 72(q) and 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHAT IS ALLSTATE LIFE?
 Allstate Life is the issuer of the Annuities. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation. Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Annuities in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

 On June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, pursuant to a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Allstate Life and PICA also entered into an administrative services agreement pursuant to which PICA or an affiliate will administer the Separate Account and the Annuities after a transition period that may last up to two years. The benefits and provisions of the Annuities will not be changed by these transactions and agreements. None of the transactions or agreements will change the fact that we are primarily liable to you under your Annuity.

 In order to administer your annuity, certain functions are performed by companies that are not affiliated with us. These companies may be considered "service providers" as defined under the Investment Company Act of 1940. These service providers may change over time, and as of December 31, 2007, consisted of the following: ADP (proxy tabulation services) located at 100 Burma Road Jersey City, New Jersey 07305, Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, BISYS Retirement Services (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202 Pompano Beach, FL 33069, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at Two South Cascade Avenue, Suite 200 Colorado Springs, CO 80903, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway, Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive, Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street, New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12th Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615 .

 WHAT IS THE SEPARATE ACCOUNT?
 Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. We have registered the Separate Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Separate Account or Allstate Life. We own the assets of the Separate Account. The Separate Account is a segregated asset account under Illinois law. That means we account for the Separate Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Separate Account that are in excess of the reserves and other Annuity liabilities with respect to the Separate Account are subject to liabilities relating to our other operations. Our obligations arising under the Annuities are general corporate obligations of Allstate Life. The Separate Account consists of multiple Sub-accounts, each of which invests in a corresponding Portfolio. We may add new Sub-accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Separate Account, its Sub-accounts or the Portfolios. We may use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.

 WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?
 Each Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If a Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose Portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of Portfolios other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other Portfolios in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of a Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of a Portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES
 Allstate Life has entered into an agreement with the Advanced Series Trust, which provides the Portfolios available within this Annuity. Under the terms of the agreement, Allstate Life, or its designee, may provide administrative and/or support services to the Portfolios for which it receives a fee of up to 0.10% annually of the average assets allocated to the Portfolios. In addition, under the terms of the reinsurance agreement between Allstate Life and The Prudential Insurance Company of America (PICA) (see "What Is Allstate Life"), the fee is payable to PICA from Allstate Life. PICA and the Advanced Series Trust are affiliates.

 PICA or its affiliates have entered into agreements with the investment managers of the Advanced Series Trust where PICA or its affiliates may provide administrative and/or support services to the Advanced Series Trust for which a fee or reimbursement is payable.

 In addition, an investment adviser, sub-adviser or distributor of the Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

 WHO DISTRIBUTES ANNUITIES OFFERED BY ALLSTATE LIFE?
 Allstate Distributors, L.L.C. ("Allstate Distributors"), located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Annuities. Allstate Distributors is a wholly owned subsidiary of Allstate Life. Allstate Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

 Allstate Distributors does not sell Annuities directly to purchasers. Allstate Distributors enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Annuities through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Annuities. Annuities also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

 We will pay commissions to broker-dealers and banks which sell the Annuities. Commissions paid vary, but we may pay up to a maximum sales commission of 6.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.15% of Account Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Account Value and the number of years the Annuity is held.

 From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Account Value annually. These payments are intended to contribute to the promotion and marketing of the Annuities, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to:
 (1) placement of the Annuities on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Annuities; (3) participation in sales conferences; and
 (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives.

 In addition to the commissions paid to the selling registered representative, we may make other payments to promote the sale of our Annuities. To contribute to the promotion and marketing of the Annuities, we may enter into compensation arrangements with certain selling broker-dealers or banks (collectively "firms") under which the firm will provide marketing and distribution support services.

 The general types of payments that we make are:
..   Percentage Payments based upon Account Value. This type of payment is a percentage payment that is based upon the total Account Value of all Annuities that were sold through the firm.
..   Based upon Percentage Payments Sales. This type of payment is a percentage payment that is based upon the total amount received as purchase payments for Annuities sold through the firm.
..   Fixed payments. These types of payments are made directly to the firm in a fixed sum without regard to the value of Annuities sold. We may make payments upon the initiation of a relationship or subsequent payments for systems, operational and other support. Examples of other arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

 To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

 We are aware that the following firms received payment of more than $5,000 under one or more of these types of arrangements during the last calendar year or are expected to receive such payment during the current calendar year. The compensation includes payments in connection with variable annuity contracts issued by Allstate Life Insurance Company and Allstate Life Insurance Company of New York. Some payments may support the sale of all Allstate products offered through the firm which could include fixed annuities as well as life insurance products.

 We do not offer the arrangements to all firms, and the terms of the arrangements may differ among firms. While all firms appearing below received payments under one or more of the general types listed above, payments are determined on a firm by firm basis. In fact, a listed firm may not request or accept certain types of payments listed above. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 NAME OF FIRM:
 A.G. Edwards and Sons, Inc.
 American General Securities, Inc.
 Associated Investment Services, Inc.
 Bank Insurance & Securities
 Bancnorth Investment Group, Inc.
 Citicorp Investment Services
 Comerica Securities
 Compass Brokerage, Inc.
 CUNA Brokerage Services. Inc.
 Cuso Financial Services, Inc.
 FSC Securities Corporation
 First Merit Securities, Inc.
 HSBC Brokerage, Inc.
 Independent Financial Marketing Group, Inc.
 LPL Financial Services
 Merrill Lynch
 National City Investments, Inc.
 National Planning Corporation
 PNC Investments LLC
 Primevest Financial Services, Inc.
 Putnam
 Royal Alliance Associates, Inc.
 SII Investments, Inc.
 Sentra Securities Spelman & Co.
 Stifel, Nicolaus & Company, Inc.
 SunAmerica Securities, Inc.
 Suntrust Securities, Inc.
 UBS Financial Services, Inc.
 Union Bank of California (UBOC)
 US Bank
 UVEST Financial Services Group, Inc.
 Webster Investment Services, Inc.
 Wescom Financial

 Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the Annuity.

 Allstate Life does not pay Allstate Distributors a commission for distribution of the Annuities. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Annuity sales. This compensation is based on a percentage of premium payments and/or a percentage of Account Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Annuities, including any liability to Annuity owners arising out of services rendered or Annuities issued.

 Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 ADMINISTRATION
 We have primary responsibility for all administration of the Annuities and the Separate Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") on June 1, 2006 whereby, after a transition period that may last up to two years, PICA or an affiliate will provide administrative services to the Separate Account and the Annuities on our behalf.

 We provide the following administrative services, among others:
..   issuance of the Annuities;
..   maintenance of Annuity owner records;
..   Annuity owner services;
..   calculation of unit values;
..   maintenance of the Separate Account; and
..   preparation of Annuity owner reports.

 We will send you Annuity statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy.

 You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error. We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

 FINANCIAL STATEMENTS

 The financial statements of the Sub-accounts comprising the Separate Account and Allstate Life are included in the Statement of Additional Information.


 HOW TO CONTACT US
 You can contact us by:

   . calling our Customer Service Team at 1-866-695-2647 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday,
   . writing to us via regular mail at Annuity Service Center, P.O. Box 70179, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
   . accessing information about your Annuity through our Internet Website at www.accessallstate.com.

 You can obtain account information by calling our automated response system and at www.accessallstate.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.accessallstate.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Allstate Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Allstate Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 LEGAL MATTERS
 All matters of Illinois law pertaining to the Annuities, including the validity of the Annuities and Allstate Life's right to issue such Annuities under Illinois law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

   .   Additions, Deletions or Substitutions of Investments
   .   The Annuities
   .   Company
   .   Principal Underwriter
   .   Allocation of Initial Purchase Payment
   .   Determination of Accumulation Unit Values
   .   General Matters
   .   Experts
   .   Financial Statements

   .   Appendix A - Accumulation Unit Values

   .   Separate Account Financial Information
   .   Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling 1-866-695-2647 or by writing to us at the Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits, we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.


                       ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)



                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                     $10.24241        $11.09600            113
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.13064        $10.38219              0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.09139         $9.50749          1,002
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    07/30/2007 to 12/31/2007                                      $10.07406        $10.23019             47
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    07/30/2007 to 12/31/2007                                      $10.08375         $9.77111            849
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.06654         $9.58052              0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    07/30/2007 to 12/31/2007                                      $10.08250        $10.44198              0
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.09348        $10.45687          7,065
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.11661        $10.44244          4,790
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007 to 12/31/2007                                      $10.10634         $9.38860            568
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.07725        $10.46746          1,891
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.07831         $9.83615            124
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.05186        $11.26442              0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.12778         $8.85444             39
-------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.09568        $10.23799             60
-------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.08357         $9.71560          4,876

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13455        $10.43403             842
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007 to 12/31/2007                               $10.01136        $10.54919             174
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.12451        $10.45031              23
------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.18258        $10.36729             427
------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09261         $9.58244             879
------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007 to 12/31/2007                               $10.00752        $10.42273             294
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13357        $10.85115               0
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.15695        $10.45680             399
------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.10906        $10.79010               0
------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.07805         $9.77256             425
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.15883        $10.52611              59
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.10517        $10.04861              61
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007 to 12/31/2007                                $9.99906        $10.36790               0
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.05282        $10.51809               0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09329         $9.47580              28
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.07029        $10.22655          30,036
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007 to 12/31/2007                               $10.00748        $10.63509             419
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007 to 12/31/2007                               $10.18083        $11.66699             467
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007 to 12/31/2007                               $10.11513        $10.50785           1,044
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007 to 12/31/2007                               $10.12496        $10.58860           5,278
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007 to 12/31/2007                               $10.08931        $10.45149               0
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                              $10.18917        $10.49686             938
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    07/30/2007* to 12/31/2007                               $9.99043        $10.62891              34
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    07/30/2007* to 12/31/2007                              $10.09716         $9.89351               0
------------------------------------------------------------------------------------------------------------
AST Money Market
    07/30/2007* to 12/31/2007                              $10.00038        $10.15309               0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                     $10.14586        $10.10082           823
---------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                      $9.99906         $9.98594             0


 *  Denotes the start date of these sub-accounts


                       ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                                   PROSPECTUS

    ACCUMULATION UNIT VALUES: TrueIncome and Highest Anniversary Value Death
                                Benefit (2.00%)



                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                     $10.24172        $11.05612           2,076
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.12995        $10.34491               0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.09070         $9.47323               0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    07/30/2007 to 12/31/2007                                      $10.07337        $10.19345           4,455
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    07/30/2007 to 12/31/2007                                      $10.08306         $9.73599               0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.06586         $9.54608               0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    07/30/2007 to 12/31/2007                                      $10.08181        $10.40452               0
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.09279        $10.41927           1,897
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.11592        $10.40487          16,134
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007 to 12/31/2007                                      $10.10566         $9.35482               0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.07657        $10.42986           3,461
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.07762         $9.80074               0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.05117        $11.22401               0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.12709         $8.82257               0
-------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.09499        $10.20117               0
-------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.08288         $9.68064               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13386        $10.39654              0
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007 to 12/31/2007                               $10.01067        $10.51124              0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.12382        $10.41274              0
------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.18189        $10.33000          4,408
------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09192         $9.54804              0
------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007 to 12/31/2007                               $10.00683        $10.38530              0
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13288        $10.81211              0
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.15627        $10.41923              0
------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.10837        $10.75131              0
------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.07736         $9.73741              0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.15815        $10.48828              0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.10449        $10.01240              0
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007 to 12/31/2007                                $9.99837        $10.33058              0
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.05214        $10.48036              0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09260         $9.44177          2,314
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.06961        $10.18982              0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007 to 12/31/2007                               $10.00680        $10.59688              0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007 to 12/31/2007                               $10.18014        $11.62509              0
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007 to 12/31/2007                               $10.11444        $10.47008              0
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007 to 12/31/2007                               $10.12427        $10.55057          4,125
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007 to 12/31/2007                               $10.08863        $10.41395              0
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                              $10.18849        $10.45916          4,315
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    07/30/2007* to 12/31/2007                               $9.98974        $10.59076          4,443
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    07/30/2007* to 12/31/2007                              $10.09647         $9.85785              0
------------------------------------------------------------------------------------------------------------
AST Money Market
    07/30/2007* to 12/31/2007                               $9.99969        $10.11657              0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                     $10.14518        $10.06447            0
---------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                      $9.99837         $9.97564            0


 *  Denotes the start date of these sub-accounts


                       ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)



                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                     $10.24213        $11.07952               0
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.13036        $10.36673              23
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.09111         $9.49328               0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    07/30/2007 to 12/31/2007                                      $10.07378        $10.21505             240
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    07/30/2007 to 12/31/2007                                      $10.08346         $9.75661             349
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.06626         $9.56632               0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    07/30/2007 to 12/31/2007                                      $10.08222        $10.42652               0
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.09320        $10.44139          36,239
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.11632        $10.42695           3,868
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007 to 12/31/2007                                      $10.10606         $9.37462               0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.07697        $10.45195           7,133
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.07803         $9.82154               0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.05157        $11.24772              73
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.12750         $8.84127               0
-------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.09539        $10.22279               0
-------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.08328         $9.70119           5,926

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13427        $10.41858             158
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007 to 12/31/2007                               $10.01108        $10.53352               0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.12422        $10.43475             156
------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.18230        $10.35188              81
------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09233         $9.56825           1,080
------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007 to 12/31/2007                               $10.00724        $10.40723               0
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13328        $10.83502           1,395
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.15667        $10.44129             409
------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.10878        $10.77409               0
------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.07777         $9.75803               0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.15855        $10.51047               0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.10489        $10.03366             164
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007 to 12/31/2007                                $9.99878        $10.35253               0
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.05254        $10.50250          15,721
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09300         $9.46174               0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.07001        $10.21138             817
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007 to 12/31/2007                               $10.00720        $10.61932             159
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007 to 12/31/2007                               $10.18054        $11.64962             494
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007 to 12/31/2007                               $10.11485        $10.49227               0
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007 to 12/31/2007                               $10.12468        $10.57296           8,727
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007 to 12/31/2007                               $10.08903        $10.43602           5,925
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                              $10.18889        $10.48133             160
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    07/30/2007* to 12/31/2007                               $9.99015        $10.61317           1,813
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    07/30/2007* to 12/31/2007                              $10.09687         $9.87873               0
------------------------------------------------------------------------------------------------------------
AST Money Market
    07/30/2007* to 12/31/2007                              $10.00009        $10.13792           6,546

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                     $10.14558        $10.08574          1,053
---------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                      $9.99878         $9.98165              0


 *  Denotes the start date of these sub-accounts


                       ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                                   PROSPECTUS

    ACCUMULATION UNIT VALUES: TrueIncome and Highest Anniversary Value Death
                                Benefit (2.35%)



                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                     $10.24144        $11.03983            0
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.12967        $10.32965            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.09042         $9.45929            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    07/30/2007 to 12/31/2007                                      $10.07309        $10.17840            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    07/30/2007 to 12/31/2007                                      $10.08278         $9.72165            0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.06558         $9.53206            0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    07/30/2007 to 12/31/2007                                      $10.08153        $10.38915            0
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.09251        $10.40392            0
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.11564        $10.38959            0
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007 to 12/31/2007                                      $10.10537         $9.34109            0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.07628        $10.41441            0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.07734         $9.78635            0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.05089        $11.20746            0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.12681         $8.80959            0
-------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.09471        $10.18612            0
-------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.08260         $9.66645            0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13358        $10.38126            0
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007 to 12/31/2007                               $10.01039        $10.49576            0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.12354        $10.39737            0
------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.18161        $10.31482            0
------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09164         $9.53397            0
------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007 to 12/31/2007                               $10.00655        $10.36998            0
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13260        $10.79628            0
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.15599        $10.40390            0
------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.10809        $10.73552            0
------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.07708         $9.72302            0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.15787        $10.47285            0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.10420         $9.99766            0
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007 to 12/31/2007                                $9.99809        $10.31545            0
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.05185        $10.46489            0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09232         $9.42788            0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.06932        $10.17479            0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007 to 12/31/2007                               $10.00652        $10.58128            0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007 to 12/31/2007                               $10.17986        $11.60797            0
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007 to 12/31/2007                               $10.11416        $10.45467            0
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007 to 12/31/2007                               $10.12399        $10.53501            0
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007 to 12/31/2007                               $10.08834        $10.39862            0
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                              $10.18820        $10.44377            0
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    07/30/2007* to 12/31/2007                               $9.98946        $10.57519            0
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    07/30/2007* to 12/31/2007                              $10.09619         $9.84340            0
------------------------------------------------------------------------------------------------------------
AST Money Market
    07/30/2007* to 12/31/2007                               $9.99941        $10.10167            0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                     $10.14490        $10.04962            0
---------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                      $9.99809         $9.97138            0


 *  Denotes the start date of these sub-accounts


                       ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)



                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                     $10.24209        $11.07720              0
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.13031        $10.36456              0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.09107         $9.49128              0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    07/30/2007 to 12/31/2007                                      $10.07374        $10.21285              0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    07/30/2007 to 12/31/2007                                      $10.08342         $9.75457              0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.06622         $9.56427              0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    07/30/2007 to 12/31/2007                                      $10.08218        $10.42431              0
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.09316        $10.43911          1,324
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.11628        $10.42459          2,698
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007 to 12/31/2007                                      $10.10602         $9.37269              0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.07693        $10.44975              0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.07799         $9.81944              0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.05153        $11.24534              0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.12746         $8.83938              0
-------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.09535        $10.22055              0
-------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.08324         $9.69913              0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13423        $10.41636               0
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007 to 12/31/2007                               $10.01104        $10.53125               0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.12418        $10.43258               0
------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.18226        $10.34967               0
------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09229         $9.56624               0
------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007 to 12/31/2007                               $10.00720        $10.40502               0
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13324        $10.83274               0
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.15663        $10.43905               0
------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.10874        $10.77184               0
------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.07772         $9.75598               0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.15851        $10.50826               0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.10485        $10.03153               0
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007 to 12/31/2007                                $9.99874        $10.35032               0
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.05250        $10.50026               0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09296         $9.45982               0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.06997        $10.20919          41,225
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007 to 12/31/2007                               $10.00716        $10.61706               0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007 to 12/31/2007                               $10.18050        $11.64720           2,607
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007 to 12/31/2007                               $10.11481        $10.49004           7,472
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007 to 12/31/2007                               $10.12464        $10.57066             979
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007 to 12/31/2007                               $10.08899        $10.43379               0
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                              $10.18885        $10.47908               0
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    07/30/2007* to 12/31/2007                               $9.99011        $10.61093               0
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    07/30/2007* to 12/31/2007                              $10.09683         $9.87668               0
------------------------------------------------------------------------------------------------------------
AST Money Market
    07/30/2007* to 12/31/2007                              $10.00005        $10.13590               0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                     $10.14554        $10.08360            0
---------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                      $9.99874         $9.98107            0


 *  Denotes the start date of these sub-accounts


                       ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                                   PROSPECTUS

    ACCUMULATION UNIT VALUES: TrueIncome and Highest Anniversary Value Death
                                Benefit (2.40%)



                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                     $10.24140        $11.03748            0
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.12963        $10.32749            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.09038         $9.45728            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    07/30/2007 to 12/31/2007                                      $10.07305        $10.17635            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    07/30/2007 to 12/31/2007                                      $10.08274         $9.71957            0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.06554         $9.53000            0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    07/30/2007 to 12/31/2007                                      $10.08149        $10.38692            0
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.09247        $10.40172            0
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.11560        $10.38742            0
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007 to 12/31/2007                                      $10.10533         $9.33910            0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.07624        $10.41238            0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.07730         $9.78427            0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.05085        $11.20510            0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                                      $10.12677         $8.80765            0
-------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007 to 12/31/2007                                      $10.09467        $10.18408            0
-------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    07/30/2007 to 12/31/2007                                      $10.08256         $9.66443            0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13354        $10.37903            0
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007 to 12/31/2007                               $10.01035        $10.49362            0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.12350        $10.39521            0
------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.18157        $10.31262            0
------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09160         $9.53193            0
------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007 to 12/31/2007                               $10.00651        $10.36786            0
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.13256        $10.79394            0
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007 to 12/31/2007                               $10.15595        $10.40178            0
------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.10805        $10.73327            0
------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.07704         $9.72102            0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007 to 12/31/2007                               $10.15782        $10.47059            0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.10416         $9.99560            0
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007 to 12/31/2007                                $9.99805        $10.31326            0
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.05181        $10.46268            0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007 to 12/31/2007                               $10.09228         $9.42579            0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007 to 12/31/2007                               $10.06928        $10.17263            0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007 to 12/31/2007                               $10.00648        $10.57912            0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007 to 12/31/2007                               $10.17982        $11.60554            0
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007 to 12/31/2007                               $10.11412        $10.45250            0
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007 to 12/31/2007                               $10.12395        $10.53283            0
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007 to 12/31/2007                               $10.08830        $10.39641            0
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                              $10.18816        $10.44161            0
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    07/30/2007* to 12/31/2007                               $9.98942        $10.57298            0
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    07/30/2007* to 12/31/2007                              $10.09615         $9.84129            0
------------------------------------------------------------------------------------------------------------
AST Money Market
    07/30/2007* to 12/31/2007                               $9.99937        $10.09954            0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                     $10.14486        $10.04757            0
---------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                      $9.99805         $9.97078            0


 *  Denotes the start date of these sub-accounts

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Allstate Life Insurance Company offers several deferred variable annuity products. Each Annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your Annuity was sold. You can verify which of these Annuities is available to you by speaking to your Financial Professional or calling 1-866-695-2647.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or Death Benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected, and
..   Your desire to minimize costs and/or maximize return associated with the annuity.


 You can compare the costs of the B Series, L Series, and X Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges." For example, the X Series has the highest contingent deferred sales charge ("CDSC") and the highest Insurance Charge of the three series, however the X Series offers Purchase Credits and Longevity Credits that the other two series do not. The B Series has the lowest Insurance Charge of the three series, but it does not offer Purchase Credits or Longevity Credits that the X Series offers. The B Series has a lower Insurance Charge than the L Series, however the B Series has a longer CDSC period than the L Series. The L Series has the shortest CDSC period, however the Insurance Charge for the L Series is nearly as high as the X Series, and the L Series does not offer Purchase Credits or Longevity Credits. The L Series offers ProFund VP Sub-accounts and flexibility with the election and termination of certain optional death benefits that the other two series do not offer. As you can see, there are trade-offs associated with the costs and benefits provided by each of the series. In choosing which series to purchase, you should consider which benefits are most important to you, and whether the associated costs offer the greatest value to you.


 The following chart outlines some of the different features for the X Series, L Series, and B Series. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


 In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.


 Allstate RetirementAccess Variable Annuity Series Comparison Below is a summary of the Allstate RetirementAccess Variable Annuity X Series, L Series, and B Series. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. This prospectus for the Annuities, as well as the Portfolio prospectuses, contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with the prospectuses for the Portfolios and can help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

                                                X SERIES                                   L SERIES
-----------------------------------------------------------------------------------------------------------------
Minimum Investment                         $10,000                             $10,000
-----------------------------------------------------------------------------------------------------------------
Maximum Issue Age                          75                                  85
-----------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge           9 Years (based on date of each      4 Years (based on date of each
                                           purchase payment) (9%, 8.5%,        purchase payment) (7%, 7%, 6%,
                                           8%, 7%, 6%, 5%, 4%, 3%, 2%)         5%)
-----------------------------------------------------------------------------------------------------------------
Insurance Charge                           1.55%                               1.50%
-----------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                     Lesser of $35 or 2% of Account      Lesser of $35 or 2% of Account
                                           Value                               Value
-----------------------------------------------------------------------------------------------------------------
Purchase Credit                            For purchase payments made up to    No
                                           and including age 80, 6%
                                           regardless of the purchase
                                           payment amount.
-----------------------------------------------------------------------------------------------------------------
                                           For purchase payments made
                                           between ages 81-85, 3%,
                                           regardless of the purchase
                                           payment amount.
-----------------------------------------------------------------------------------------------------------------
                                           Recaptured on (i) free-look, or
                                           (ii) death or medically-related
                                           surrender occurring within 12
                                           months after the date the credit is
                                           applied.
-----------------------------------------------------------------------------------------------------------------
Longevity Credit                           0.40% of the sum of all purchase    No
                                           payments that have been in the
                                           Annuity for more than 9 years less
                                           the cumulative amount of
                                           withdrawals made (including
                                           CDSC) through the end of the
                                           period applied annually beginning
                                           on the 10/th/ Annuity Anniversary.
-----------------------------------------------------------------------------------------------------------------
Fixed Rate Option                          Currently offering duration of      Currently offering duration of
                                           1 year only.                        1 year only.
-----------------------------------------------------------------------------------------------------------------
Variable Investment Options                Advanced Series Trust               Advanced Series Trust
                                                                               ProFund VP
-----------------------------------------------------------------------------------------------------------------
Basic Death Benefit                        The greater of: purchase payments   The greater of: purchase payments
                                           minus proportional withdrawals;     minus proportional withdrawals;
                                           and unadjusted Account Value,       and unadjusted Account Value
                                           less an amount equal to all credits
                                           applied within 12 months prior to
                                           the date of death
-----------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an            Highest Daily Value (HDV)/          HDV/Combo 5%
 additional cost)                          Combo 5%                            Roll-up/HAV
                                           Roll-up/Highest Anniversary
                                           Value (HAV)
-----------------------------------------------------------------------------------------------------------------
Living Benefits (for an additional         Guaranteed Minimum Income           Guaranteed Minimum Income
 cost)                                     Benefit (GMIB)                      Benefit (GMIB)
                                           TrueAccumulation                    TrueAccumulation
                                           TrueIncome                          TrueIncome
                                           TrueIncome--Spousal                 TrueIncome--Spousal
                                           TrueIncome--Highest Daily           TrueIncome--Highest Daily
                                           TrueIncome--Highest Daily 7         TrueIncome--Highest Daily 7
                                           TrueIncome--Spousal Highest         TrueIncome--Spousal Highest
                                           Daily 7                             Daily 7
-----------------------------------------------------------------------------------------------------------------


                                               B SERIES
--------------------------------------------------------------------
Minimum Investment                 $1,000
--------------------------------------------------------------------
Maximum Issue Age                  85
--------------------------------------------------------------------
Contingent Deferred Sales Charge   7 Years (based on date of each
                                   purchase payment) (7%, 6%, 5%,
                                   4%, 3%, 2%, 1%)
--------------------------------------------------------------------
Insurance Charge                   1.15%
--------------------------------------------------------------------
Annual Maintenance Fee             Lesser of $35 or 2% of Account
                                   Value
--------------------------------------------------------------------
Purchase Credit                    No



--------------------------------------------------------------------




--------------------------------------------------------------------





--------------------------------------------------------------------
Longevity Credit                   No







--------------------------------------------------------------------
Fixed Rate Option                  Currently offering duration of
                                   1 year only.
--------------------------------------------------------------------
Variable Investment Options        Advanced Series Trust

--------------------------------------------------------------------
Basic Death Benefit                The greater of: purchase payments
                                   minus proportional withdrawals;
                                   and unadjusted Account Value



--------------------------------------------------------------------
Optional Death Benefits (for an    HDV/Combo 5%
 additional cost)                  Roll-up/HAV


--------------------------------------------------------------------
Living Benefits (for an additional Guaranteed Minimum Income
 cost)                             Benefit (GMIB)
                                   TrueAccumulation
                                   TrueIncome
                                   TrueIncome--Spousal
                                   TrueIncome--Highest Daily
                                   TrueIncome--Highest Daily 7
                                   TrueIncome--Spousal Highest
                                   Daily 7
--------------------------------------------------------------------

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:

..   An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0%, 6%, and 10% respectively.
..   No subsequent deposits or withdrawals are made from the Annuity.
..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the Portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:

 -- 1.09% (for B Series and X Series) and 1.23% (for L Series) based on the fees and expenses of the Portfolios as of December 31, 2007. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the portfolios and then dividing by the number of Portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

 -- The Separate Account level charges refer to the Insurance Charge.
..   The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For the X Series, the Annuity Value and Surrender Value also reflect the addition of any applicable Purchase Credits and Longevity Credits.


 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The surrender charge is calculated based on the date that the Purchase Payment was made and for purposes of these illustrations, we assume that a single purchase payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request).

 L Share



               ---------------------------------------------------------------------------------
               0% Gross Rate of Return     6% Gross Rate of Return    10% Gross Rate of Return
               Net Rate of Return = -2.71% Net Rate of Return = 3.13% Net Rate of Return = 7.02%
               ---------------------------------------------------------------------------------
               Annuity        Surrender    Annuity       Surrender    Annuity       Surrender
           Yr   Value           Value       Value          Value       Value          Value
           -------------------------------------------------------------------------------------
            1  97,332          90,332      103,156         96,156     107,037        100,037
           -------------------------------------------------------------------------------------
            2  94,694          87,694      106,420         99,420     114,592        107,592
           -------------------------------------------------------------------------------------
            3  92,127          86,127      109,788        103,788     122,679        116,679
           -------------------------------------------------------------------------------------
            4  89,629          84,629      113,262        108,262     131,337        126,337
           -------------------------------------------------------------------------------------
            5  87,197          87,197      116,846        116,846     140,606        140,606
           -------------------------------------------------------------------------------------
            6  84,831          84,831      120,544        120,544     150,529        150,529
           -------------------------------------------------------------------------------------
            7  82,527          82,527      124,358        124,358     161,153        161,153
           -------------------------------------------------------------------------------------
            8  80,286          80,286      128,293        128,293     172,526        172,526
           -------------------------------------------------------------------------------------
            9  78,104          78,104      132,353        132,353     184,702        184,702
           -------------------------------------------------------------------------------------
           10  75,980          75,980      136,541        136,541     197,737        197,737
           -------------------------------------------------------------------------------------
           11  73,914          73,914      140,862        140,862     211,692        211,692
           -------------------------------------------------------------------------------------
           12  71,903          71,903      145,320        145,320     226,633        226,633
           -------------------------------------------------------------------------------------
           13  69,945          69,945      149,918        149,918     242,627        242,627
           -------------------------------------------------------------------------------------
           14  68,040          68,040      154,662        154,662     259,750        259,750
           -------------------------------------------------------------------------------------
           15  66,186          66,186      159,557        159,557     278,082        278,082
           -------------------------------------------------------------------------------------
           16  64,381          64,381      164,606        164,606     297,708        297,708
           -------------------------------------------------------------------------------------
           17  62,625          62,625      169,815        169,815     318,718        318,718
           -------------------------------------------------------------------------------------
           18  60,916          60,916      175,188        175,188     341,212        341,212
           -------------------------------------------------------------------------------------
           19  59,252          59,252      180,732        180,732     365,293        365,293
           -------------------------------------------------------------------------------------
           20  57,633          57,633      186,451        186,451     391,073        391,073
           -------------------------------------------------------------------------------------
           21  56,057          56,057      192,352        192,352     418,673        418,673
           -------------------------------------------------------------------------------------
           22  54,524          54,524      198,439        198,439     448,221        448,221
           -------------------------------------------------------------------------------------
           23  53,031          53,031      204,718        204,718     479,854        479,854
           -------------------------------------------------------------------------------------
           24  51,578          51,578      211,196        211,196     513,719        513,719
           -------------------------------------------------------------------------------------
           25  50,165          50,165      217,880        217,880     549,975        549,975
           -------------------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.23%


 c. No optional death benefits or living benefits elected

 d. Surrender value assumes surrender 2 days prior to contract anniversary

 B Share



               ---------------------------------------------------------------------------------
               0% Gross Rate of Return     6% Gross Rate of Return    10% Gross Rate of Return
               Net Rate of Return = -2.20% Net Rate of Return = 3.66% Net Rate of Return = 7.58%
               ---------------------------------------------------------------------------------
               Annuity        Surrender    Annuity       Surrender    Annuity       Surrender
           Yr   Value           Value       Value          Value       Value          Value
           -------------------------------------------------------------------------------------
            1  97,803          90,803      103,655         96,655     107,555        100,555
           -------------------------------------------------------------------------------------
            2  95,614          89,614      107,453        101,453     115,704        109,704
           -------------------------------------------------------------------------------------
            3  93,474          88,474      111,391        106,391     124,471        119,471
           -------------------------------------------------------------------------------------
            4  91,380          87,380      115,474        111,474     133,902        129,902
           -------------------------------------------------------------------------------------
            5  89,333          86,333      119,706        116,706     144,047        141,047
           -------------------------------------------------------------------------------------
            6  87,331          85,331      124,093        122,093     154,961        152,961
           -------------------------------------------------------------------------------------
            7  85,373          84,373      128,640        127,640     166,702        165,702
           -------------------------------------------------------------------------------------
            8  83,458          83,458      133,355        133,355     179,333        179,333
           -------------------------------------------------------------------------------------
            9  81,585          81,585      138,242        138,242     192,920        192,920
           -------------------------------------------------------------------------------------
           10  79,753          79,753      143,309        143,309     207,537        207,537
           -------------------------------------------------------------------------------------
           11  77,962          77,962      148,561        148,561     223,262        223,262
           -------------------------------------------------------------------------------------
           12  76,210          76,210      154,005        154,005     240,178        240,178
           -------------------------------------------------------------------------------------
           13  74,497          74,497      159,649        159,649     258,375        258,375
           -------------------------------------------------------------------------------------
           14  72,822          72,822      165,500        165,500     277,952        277,952
           -------------------------------------------------------------------------------------
           15  71,183          71,183      171,565        171,565     299,011        299,011
           -------------------------------------------------------------------------------------
           16  69,581          69,581      177,853        177,853     321,667        321,667
           -------------------------------------------------------------------------------------
           17  68,014          68,014      184,371        184,371     346,038        346,038
           -------------------------------------------------------------------------------------
           18  66,481          66,481      191,128        191,128     372,257        372,257
           -------------------------------------------------------------------------------------
           19  64,982          64,982      198,132        198,132     400,462        400,462
           -------------------------------------------------------------------------------------
           20  63,517          63,517      205,394        205,394     430,803        430,803
           -------------------------------------------------------------------------------------
           21  62,083          62,083      212,921        212,921     463,444        463,444
           -------------------------------------------------------------------------------------
           22  60,681          60,681      220,724        220,724     498,558        498,558
           -------------------------------------------------------------------------------------
           23  59,310          59,310      228,813        228,813     536,333        536,333
           -------------------------------------------------------------------------------------
           24  57,969          57,969      237,199        237,199     576,969        576,969
           -------------------------------------------------------------------------------------
           25  56,658          56,658      245,892        245,892     620,684        620,684
           -------------------------------------------------------------------------------------




 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.09%


 c. No optional death benefits or living benefits elected

 d. Surrender value assumes surrender 2 days prior to contract anniversary

 X Share



               ---------------------------------------------------------------------------------
               0% Gross Rate of Return     6% Gross Rate of Return    10% Gross Rate of Return
               Net Rate of Return = -2.59% Net Rate of Return = 3.26% Net Rate of Return = 7.15%
               ---------------------------------------------------------------------------------
               Annuity        Surrender    Annuity       Surrender    Annuity       Surrender
           Yr   Value           Value       Value          Value       Value          Value
           -------------------------------------------------------------------------------------
            1  103,264         94,264      109,442        100,442     113,561        104,561
           -------------------------------------------------------------------------------------
            2  100,591         92,091      113,006        104,506     121,684        113,184
           -------------------------------------------------------------------------------------
            3   97,988         89,988      116,686        108,686     130,388        122,388
           -------------------------------------------------------------------------------------
            4   95,417         88,417      120,486        113,486     139,714        132,714
           -------------------------------------------------------------------------------------
            5   92,914         86,914      124,410        118,410     149,708        143,708
           -------------------------------------------------------------------------------------
            6   90,475         85,475      128,461        123,461     160,416        155,416
           -------------------------------------------------------------------------------------
            7   88,099         84,099      132,644        128,644     171,891        167,891
           -------------------------------------------------------------------------------------
            8   85,785         82,785      136,964        133,964     184,186        181,186
           -------------------------------------------------------------------------------------
            9   83,530         81,530      141,424        139,424     197,361        195,361
           -------------------------------------------------------------------------------------
           10   81,724         81,724      146,443        146,443     211,906        211,906
           -------------------------------------------------------------------------------------
           11   79,964         79,964      151,624        151,624     227,493        227,493
           -------------------------------------------------------------------------------------
           12   78,250         78,250      156,975        156,975     244,194        244,194
           -------------------------------------------------------------------------------------
           13   76,581         76,581      162,500        162,500     262,089        262,089
           -------------------------------------------------------------------------------------
           14   74,954         74,954      168,205        168,205     281,265        281,265
           -------------------------------------------------------------------------------------
           15   73,370         73,370      174,095        174,095     301,812        301,812
           -------------------------------------------------------------------------------------
           16   71,826         71,826      180,178        180,178     323,829        323,829
           -------------------------------------------------------------------------------------
           17   70,323         70,323      186,458        186,458     347,421        347,421
           -------------------------------------------------------------------------------------
           18   68,858         68,858      192,943        192,943     372,700        372,700
           -------------------------------------------------------------------------------------
           19   67,432         67,432      199,639        199,639     399,788        399,788
           -------------------------------------------------------------------------------------
           20   66,042         66,042      206,553        206,553     428,813        428,813
           -------------------------------------------------------------------------------------
           21   64,688         64,688      213,693        213,693     459,914        459,914
           -------------------------------------------------------------------------------------
           22   63,369         63,369      221,065        221,065     493,240        493,240
           -------------------------------------------------------------------------------------
           23   62,085         62,085      228,676        228,676     528,950        528,950
           -------------------------------------------------------------------------------------
           24   60,834         60,834      236,536        236,536     567,214        567,214
           -------------------------------------------------------------------------------------
           25   59,615         59,615      244,652        244,652     608,215        608,215
           -------------------------------------------------------------------------------------





 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.09%

 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

              APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-up Value               =   {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} *
                                 1.05
                             =   ($63,655 - $2,522) * 1.05
                             =   $64,190

 Highest Anniversary Value   =   $70,000 - [$70,000 * $5,000/$45,000]
                             =   $70,000 - $7,778
                             =   $62,222

 Basic Death Benefit         =   max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                             =   max [$43,000, $44,444]
                             =   $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-up Value               =   $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                             =   $81,445 + $15,000 - $6,889
                             =   $89,556

 Highest Anniversary Value   =   $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                             =   $85,000 + $15,000 - $ 7,143
                             =   $92,857

 Basic Death Benefit         =   max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000]
                             =   max [$75,000, $60,357]
                             =   $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value   =   $90,000 - [$90,000 * $15,000/$75,000]
                       =   $90,000 - $18,000
                       =   $72,000

 Basic Death Benefit   =   max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                       =   max [$80,000, $40,000]
                       =   $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value   =   $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                       =   $80,000 + $15,000 - $6,786
                       =   $88,214

 Basic Death Benefit   =   max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) *
                           $5,000/$70,000}]
                       =   max [$75,000, $60,357]
                       =   $75,000

 The Death Benefit therefore is $88,214.

 APPENDIX D - ASSET TRANSFER FORMULA UNDER TRUEINCOME - HIGHEST DAILY BENEFIT

 We set out below the current formula under which we may transfer amounts between the Permitted Sub-accounts and the Benefit Fixed Rate Account. Upon your election of TrueIncome--Highest Daily, we will not alter the asset transfer formula that applies to your contract. However, we reserve the right to modify this formula with respect to those who elect TrueIncome--Highest Daily in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the TrueIncome - Highest Daily (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                                 L = I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                       Target Ratio r   =   (L - F) / V.

   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

   . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T   =   {Min(V, [L - F - V * C\\t\\]/(1-C\\t\\))}   T (greater than) 0, Money moving from the Permitted
                                                     Sub-accounts to the Benefit Fixed Rate Account
 T   =   {Min(F, [L - F - V * C\\t\\]/(1-C\\t\\))}   T (less than) 0, Money moving from the Benefit Fixed
                                                     Rate Account to the Permitted Sub-accounts]

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub-accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                          L   =   I * Q * a
                              =   5000.67 * 1 * 15.34
                              =   76,710.28

 Target Ratio:

                       r   =   (L - F) / V
                           =   (76,710.28 - 0)/92,300.00
                           =   83.11%

 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

  T   =   { Min ( V, [L - F - V * Ct]/( 1 - Ct))}
      =   { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80]/(1 - 0.80))}
      =   { Min ( 92,300.00, 14,351.40 )}
      =   14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

  APPENDIX E - ASSET TRANSFER FORMULA UNDER TRUEACCUMULATION - HIGHEST DAILY

 Asset Transfer Formula Under TrueAccumulation - Highest Daily:

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
..   AV is the current Account Value of the Annuity
..   V is the current Account Value of the elected Sub-accounts of the Annuity
..   B is the total current value of the AST bond portfolio Sub-account
..   C\\l\\ is the lower target value. Currently, it is 79%.
..   C\\t\\ is the middle target value. Currently, it is 82%.
..   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the program,
..   G\\i\\ is the guarantee amount
..   N\\i\\ is the number of days until the maturity date
..   d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                                r = (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

                T = {Min(V, [L - B - V*C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

               T = {Min(B, - [L - B - V*C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  APPENDIX F - ASSET TRANSFER FORMULA UNDER TRUEINCOME - HIGHEST DAILY 7 AND
                     TRUEINCOME - SPOUSAL HIGHEST DAILY 7

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . Cu - the upper target is established on the effective date of TrueIncome -- Highest Daily 7 (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Ct - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . Cl - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                               L = 0.05 * P * a

 Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                       Target Ratio r   =   (L - B) / V.

   . If r (greater than) Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T   =   {Min(V, [L - B - V * Ct] / (1 - Ct))},    Money moving from the Permitted Sub-accounts
                                                   to the AST Investment Grade Bond Portfolio Sub-
                                                   account
 T   =   {Min(B,- [L - B - V * Ct] / (1 - Ct))},   Money moving from the AST Investment Grade
                                                   Bond Portfolio Sub-account to the Permitted Sub-
                                                   accounts]

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

 RA17-1                                                         SKU# RA17-1 5/08

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2008

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                   ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY

 Allstate RetirementAccess variable annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Allstate Life Insurance Company ("Allstate"), a stock life insurance company that is a wholly-owned subsidiary of Allstate Insurance Company and is funded through the Allstate Financial Advisors Separate Account I (the "Separate Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated May 1, 2008. To obtain a copy of the prospectus, without charge, you can write to the Annuity Service Center, P.O. Box 70179, Philadelphia, Pennsylvania 19176, or contact us by telephone at (866) 695-2647.

 This Statement of Additional Information uses the same defined terms as the prospectus for the Annuities, except as specifically noted.

                               TABLE OF CONTENTS


                                                                Page
                                                                ----
           Additions, Deletions or Substitutions of Investments   2
           The Annuities                                          2
           Company                                                2
           Principal Underwriter                                  3
           Allocation of Initial Purchase Payment                 5
           Determination of Accumulation Unit Values              5
           General Matters                                        5
           Experts                                                7
           Financial Statements                                   7
           Appendix A-Accumulation Unit Values                  A-1
           Separate Account Financial Information                 X
           Company Financial Information                          X

              ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

 We may add, delete, or substitute the Portfolio shares held by any Sub-account to the extent the law permits. We may substitute shares of any Portfolio with those of another Portfolio of the same or different underlying mutual fund if the shares of the Portfolio are no longer available for investment, or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Separate Account.

 We will not substitute shares attributable to an Owner's interest in a Sub-account until we have notified the Owner of the change, and until the SEC has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

 We also may establish additional Sub-accounts or series of Sub-accounts. Each additional Sub-account would purchase shares in a new Portfolio of the same or different underlying mutual fund. We may establish new Sub-accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Sub-accounts in conjunction with the Annuity to existing Owners. We may eliminate one or more Sub-accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

 We may, by appropriate endorsement, change the Annuity as we believe necessary or appropriate to reflect any substitution or change in the Portfolios. If we believe the best interests of persons having voting rights under the Annuities would be served, we may operate the Separate Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.

                                 THE ANNUITIES

 The Annuities are primarily designed to aid individuals in long-term financial planning. You can use them for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

                                    COMPANY

 Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

 Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

 Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

 On June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, pursuant to a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Allstate Life and PICA also entered into an administrative services agreement pursuant to which PICA or an affiliate will administer the Separate Account and the Annuities after a transition period that may last up to two years. The benefits and provisions of the Annuities will not be changed by these transactions and agreements. None of the transactions or agreements will change the fact that we are primarily liable to you under your Annuity.

                             PRINCIPAL UNDERWRITER

 We offer the Annuities to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. Allstate Distributors, L.L.C. ("Allstate Distributors"), a wholly owned subsidiary of Allstate Life, serves as the principal underwriter for the Separate Account and distributes the Annuities. The offering of the Annuities is continuous. We do not anticipate discontinuing the offering of the Annuities, but we reserve the right to do so at any time. Commission income of Allstate Distributors is as follows:

                Allstate Distributors, L.L.C. Commission Income

                     Fiscal Year Ended - Commission Income
                     ------------------- -----------------
                            2007                $0
                            2006                $0
                            2005                $0

                     ALLOCATION OF INITIAL PURCHASE PAYMENT

 As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two business days from the day on which we receive your payment at the Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

 The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of American Skandia Trust (the "Trust") or other fund held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid. As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature.

                                GENERAL MATTERS

 Safekeeping of the Separate Account's Assets

 We hold title to the assets of the Separate Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Portfolio shares held by each of the Sub-accounts.

 The Portfolios do not issue stock certificates. Therefore, we hold the Separate Account's assets in open account in lieu of stock certificates. See the Portfolios' prospectuses for a more complete description of the custodian of the Portfolios.

 Premium Taxes

 Applicable premium tax rates depend on the Owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.

 Tax Reserves

 We do not establish capital gains tax reserves for any Sub-account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Separate Account will not be taxable.

                                    EXPERTS


 The financial statements and the related financial statement schedules included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

 The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:

 . consolidated financial statements of Allstate Life as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and related consolidated financial statement schedules, and


 . the financial statements of the Sub-accounts which comprise Allstate Financial Advisors Separate Account I, as of December 31, 2007 and for each of the periods in the two-year period then ended.

 The consolidated financial statements and related financial statement schedules of Allstate Life included herein should be considered only as bearing upon the ability of Allstate Life to meet its obligations under the Annuities.

                                  Appendix A
                           Accumulation Unit Values
                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (1.75%)

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24192    $11.06778              0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.13015    $10.35575              0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09090    $ 9.48327              0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07357    $10.20419              0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08326    $ 9.74625              0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06606    $ 9.55618              0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08201    $10.41549          4,820

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09299    $10.43027         57,456

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11612    $10.41590         17,083

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10586    $ 9.36473              0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07677    $10.44087         25,405

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07782    $ 9.81111              0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05137    $11.23585              0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12729    $ 8.83189              0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09519    $10.21195              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08308    $ 9.69096         20,532

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13407    $10.40752              0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01087    $10.52238              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.12402    $10.42375              0

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (1.75%)

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18210    $10.34099              0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09212    $ 9.55808              0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00703    $10.39624              0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13308    $10.82360              0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15647    $10.43025              0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10857    $10.76273              0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07756    $ 9.74767              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15835    $10.49936              0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10469    $10.02299              0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99857    $10.34150              0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05234    $10.49137          6,608

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09280    $ 9.45172              0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.06981    $10.20059         51,658

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00700    $10.60805              0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18034    $11.63734              0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11465    $10.48117         22,909

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12447    $10.56171         27,821

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08883    $10.42497         30,046

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (1.75%)

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST International Value Portfolio

   7/30/2007* to 12/31/2007.................  $10.18869    $10.47020           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007.................  $ 9.98995    $10.60190           0

AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09667    $ 9.86834           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $ 9.99989    $10.12719           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14538    $10.07516           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99857    $ 9.97857           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: TrueIncome--Spousal Only (1.90%)

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24180    $11.06080              0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.13003    $10.34925              0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09078    $ 9.47724              0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07345    $10.19778              0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08314    $ 9.74007              0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06594    $ 9.55014              0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08189    $10.40891            940

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09287    $10.42367          3,737

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11600    $10.40928         11,943

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10574    $ 9.35881              0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07665    $10.43428              0

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07770    $ 9.80492              0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05125    $11.22871              0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12717    $ 8.82630              0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09507    $10.20549              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08296    $ 9.68483          1,020

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13394    $10.40091              0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01075    $10.51566              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.12390    $10.41714              0

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: TrueIncome--Spousal Only (1.90%)

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18198    $10.33440             0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09200    $ 9.55199             0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00691    $10.38967             0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13296    $10.81663             0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15635    $10.42364             0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10845    $10.75588             0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07744    $ 9.74151             0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15823    $10.49274             0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10457    $10.01664             0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99845    $10.33501             0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05222    $10.48476             0

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09268    $ 9.44573             0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.06969    $10.19404             0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00688    $10.60133             0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18022    $11.63001             0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11452    $10.47449             0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12435    $10.55502             0

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08871    $10.41838         3,695

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: TrueIncome--Spousal Only (1.90%)

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST International Value Portfolio

   7/30/2007* to 12/31/2007.................  $10.18857    $10.46362           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007.................  $ 9.98982    $10.59518           0

AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09655    $ 9.86207           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $ 9.99977    $10.12081           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14526    $10.06870           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99845    $ 9.97679           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.40%)

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24221    $11.08425           0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.13044    $10.37114           0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09119    $ 9.49738           0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07386    $10.21929           0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08354    $ 9.76079           0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06634    $ 9.57035           0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08230    $10.43091           0

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09328    $10.44582           0

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11641    $10.43136           0

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10614    $ 9.37858           0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07705    $10.45638           0

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07811    $ 9.82572           0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05166    $11.25250           0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12758    $ 8.84502           0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09548    $10.22712           0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08336    $ 9.70527           0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13435    $10.42293           0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01116    $10.53796           0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.12431    $10.43923           0

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.40%)

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18238    $10.35629           0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09241    $ 9.57228           0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00732    $10.41169           0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13337    $10.83957           0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15675    $10.44576           0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10886    $10.77866           0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07785    $ 9.76215           0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15863    $10.51496           0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10497    $10.03790           0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99886    $10.35694           0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05262    $10.50703           0

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09309    $ 9.46583           0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07009    $10.21564           0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00728    $10.62379           0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18062    $11.65458           0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11493    $10.49672           0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12476    $10.57737           0

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08911    $10.44048           0

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.40%)

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST International Value Portfolio

   7/30/2007* to 12/31/2007.................  $10.18897    $10.48573           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007.................  $ 9.99023    $10.61769           0

AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09695    $ 9.88295           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $10.00017    $10.14229           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14566    $10.09005           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99886    $ 9.98290           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24253    $11.10310           0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.13076    $10.38882           0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09151    $ 9.51355           0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07418    $10.23671           0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08387    $ 9.77734           0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06667    $ 9.58676           0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08262    $10.44865           0

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09360    $10.46353           0

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11673    $10.44905           0

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10647    $ 9.39461           0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07738    $10.47416           0

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07843    $ 9.84245           0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05198    $11.27163           0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12790    $ 8.86015           0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09580    $10.24457           0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08369    $ 9.72186           0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13467    $10.44070           0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01148    $10.55596           0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.12463    $10.45690           0

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18270    $10.37393           0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09273    $ 9.58859           0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00764    $10.42944           0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13369    $10.85812           0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15708    $10.46349           0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10918    $10.79702           0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07817    $ 9.77879           0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15896    $10.53280           0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10530    $10.05498           0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99918    $10.37452           0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05295    $10.52485           0

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09341    $ 9.48190           0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07042    $10.23309           0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00761    $10.64189           0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18095    $11.67442           0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11525    $10.51454           0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12508    $10.59538           0

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08943    $10.45816           0

                      ALLSTATE RETIREMENTACCESS B SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST International Value Portfolio

   7/30/2007* to 12/31/2007.................  $10.18930    $10.50364           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007.................  $ 9.99055    $10.63572           0

AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09728    $ 9.89974           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $10.00050    $10.15956           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14599    $10.10721           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99918    $ 9.98774           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (2.10%)

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24164    $11.05145              0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.12987    $10.34051              0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09062    $ 9.46923              0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07329    $10.18914              0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08298    $ 9.73188              0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06578    $ 9.54208              0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08173    $10.40014          6,449

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09271    $10.41494        157,484

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11584    $10.40053        132,575

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10558    $ 9.35089              0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07648    $10.42547         23,605

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07754    $ 9.79668              0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05109    $11.21928              0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12701    $ 8.81881              0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09491    $10.19690              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08280    $ 9.67660         93,467

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13378    $10.39215              0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01059    $10.50680              0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (2.10%)

                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                            AT BEGINNING    AT END      OUTSTANDING AT
                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                            ------------ ------------ ------------------
AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................  $10.12374    $10.40831           0

AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007................  $10.18181    $10.32559           0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................  $10.09184    $ 9.54402           0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (2.10%)

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00675    $10.38092              0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13280    $10.80754              0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15619    $10.41485              0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10829    $10.74686              0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07728    $ 9.73328              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15807    $10.48386              0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10441    $10.00821              0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99829    $10.32629              0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05206    $10.47598         22,715

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09252    $ 9.43781              0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.06952    $10.18543         83,481

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00672    $10.59242              0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18006    $11.62021              0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11436    $10.46569         10,815

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12419    $10.54610        335,447

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08854    $10.40957         63,258

AST International Value Portfolio

   7/30/2007* to 12/31/2007..........................  $10.18841    $10.45478              0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007..........................  $ 9.98966    $10.58636              0

AST Small Cap Growth

   7/30/2007* to 12/31/2007..........................  $10.09639    $ 9.85369              0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (2.10%)

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST Money Market

   7/30/2007* to 12/31/2007.................  $ 9.99961    $10.11238           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14510    $10.06023           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99829    $ 9.97440           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: TrueIncome--Spousal Only (2.25%)

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24152    $11.04445              0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.12975    $10.33392              0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09050    $ 9.46330              0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07317    $10.18268              0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08286    $ 9.72566              0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06566    $ 9.53605              0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08161    $10.39352              0

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09259    $10.40836         35,752

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11572    $10.39394          2,313

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10546    $ 9.34498              0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07636    $10.41889              0

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07742    $ 9.79053              0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05097    $11.21223              0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12689    $ 8.81330              0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09479    $10.19042              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08268    $ 9.67051          1,198

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13366    $10.38560              0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01047    $10.50020              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.12362    $10.40181              0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: TrueIncome--Spousal Only (2.25%)

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18169    $10.31917              0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09172    $ 9.53794              0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00663    $10.37439              0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13268    $10.80077              0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15607    $10.40826              0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10817    $10.74006              0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07716    $ 9.72712              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15795    $10.47719              0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10429    $10.00185              0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99817    $10.31976              0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05193    $10.46930              0

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09240    $ 9.43184              0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.06940    $10.17909         15,839

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00660    $10.58572              0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.17994    $11.61278              0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11424    $10.45911          4,361

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12407    $10.53944          3,839

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08842    $10.40308         36,393

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: TrueIncome--Spousal Only (2.25%)

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST International Value Portfolio

   7/30/2007* to 12/31/2007.................  $10.18829    $10.44818           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007.................  $ 9.98954    $10.57963           0

AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09627    $ 9.84748           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $ 9.99949    $10.10594           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14498    $10.05385           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99817    $ 9.97260           0

*  Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.75%)

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24192    $11.06778              0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.13015    $10.35575              0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09090    $ 9.48327              0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07357    $10.20419              0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08326    $ 9.74625              0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06606    $ 9.55618              0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08201    $10.41549          4,820

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09299    $10.43027         57,456

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11612    $10.41590         17,083

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10586    $ 9.36473              0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07677    $10.44087         25,405

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07782    $ 9.81111              0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05137    $11.23585              0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12729    $ 8.83189              0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09519    $10.21195              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08308    $ 9.69096         20,532

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13407    $10.40752              0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01087    $10.52238              0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.75%)

                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                            AT BEGINNING    AT END      OUTSTANDING AT
                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                            ------------ ------------ ------------------
AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................  $10.12402    $10.42375           0

AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007................  $10.18210    $10.34099           0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................  $10.09212    $ 9.55808           0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.75%)

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00703    $10.39624              0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13308    $10.82360              0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15647    $10.43025              0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10857    $10.76273              0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07756    $ 9.74767              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15835    $10.49936              0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10469    $10.02299              0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99857    $10.34150              0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05234    $10.49137          6,608

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09280    $ 9.45172              0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.06981    $10.20059         51,658

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00700    $10.60805              0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18034    $11.63734              0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11465    $10.48117         22,909

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12447    $10.56171         27,821

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08883    $10.42497         30,046

AST International Value Portfolio

   7/30/2007* to 12/31/2007..........................  $10.18869    $10.47020              0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007..........................  $ 9.98995    $10.60190              0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.75%)

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09667    $ 9.86834           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $ 9.99989    $10.12719           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14538    $10.07516           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99857    $ 9.97857           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24253    $11.10310           0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.13076    $10.38882           0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09151    $ 9.51355           0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07418    $10.23671           0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08387    $ 9.77734           0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06667    $ 9.58676           0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08262    $10.44865           0

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09360    $10.46353           0

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11673    $10.44905           0

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10647    $ 9.39461           0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07738    $10.47416           0

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07843    $ 9.84245           0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05198    $11.27163           0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12790    $ 8.86015           0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09580    $10.24457           0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08369    $ 9.72186           0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13467    $10.44070           0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01148    $10.55596           0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                            AT BEGINNING    AT END      OUTSTANDING AT
                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                            ------------ ------------ ------------------
AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................  $10.12463    $10.45690           0

AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007................  $10.18270    $10.37393           0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................  $10.09273    $ 9.58859           0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00764    $10.42944           0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13369    $10.85812           0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15708    $10.46349           0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10918    $10.79702           0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07817    $ 9.77879           0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15896    $10.53280           0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10530    $10.05498           0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99918    $10.37452           0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05295    $10.52485           0

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09341    $ 9.48190           0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07042    $10.23309           0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00761    $10.64189           0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18095    $11.67442           0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11525    $10.51454           0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12508    $10.59538           0

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08943    $10.45816           0

AST International Value Portfolio

   7/30/2007* to 12/31/2007..........................  $10.18930    $10.50364           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007..........................  $ 9.99055    $10.63572           0

                      ALLSTATE RETIREMENTACCESS L SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09728    $ 9.89974           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $10.00050    $10.15956           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14599    $10.10721           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99918    $ 9.98774           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (2.15%)

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24160    $11.04912              0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.12983    $10.33832              0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09058    $ 9.46722              0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07325    $10.18694              0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08294    $ 9.72984              0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06574    $ 9.54008              0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08169    $10.39796            811

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09267    $10.41271         35,396

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11580    $10.39840         13,061

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10554    $ 9.34891              0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07644    $10.42324            809

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07750    $ 9.79460              0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05105    $11.21693              0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12697    $ 8.81696              0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09487    $10.19469              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08276    $ 9.67462          2,704

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13374    $10.38994              0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01055    $10.50463              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.12370    $10.40616              0

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (2.15%)

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18177    $10.32353              0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09180    $ 9.54198              0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00671    $10.37873              0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13276    $10.80537              0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15615    $10.41263              0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10825    $10.74455              0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07724    $ 9.73121              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15803    $10.48169              0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10437    $10.00617              0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99825    $10.32414              0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05201    $10.47375            804

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09248    $ 9.43584              0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.06948    $10.18337         35,698

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00668    $10.59024              0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18002    $11.61783              0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11432    $10.46348          4,423

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12415    $10.54390          1,765

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08850    $10.40739         25,214

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: TrueIncome Only (2.15%)

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST International Value Portfolio

   7/30/2007* to 12/31/2007.................  $10.18837    $10.45253           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007.................  $ 9.98962    $10.58408           0

AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09635    $ 9.85163           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $ 9.99957    $10.11017           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14506    $10.05810           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99825    $ 9.97382           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: TrueIncome--Spousal Only (2.30%)

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24148    $11.04216           0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.12971    $10.33183           0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09046    $ 9.46133           0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07313    $10.18050           0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08282    $ 9.72365           0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06562    $ 9.53406           0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08157    $10.39129           0

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09255    $10.40617           0

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11568    $10.39176           0

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10541    $ 9.34300           0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07632    $10.41669           0

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07738    $ 9.78845           0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05093    $11.20984           0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12685    $ 8.81141           0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09475    $10.18828           0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08264    $ 9.66846           0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13362    $10.38345           0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01043    $10.49801           0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.12358    $10.39958           0

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: TrueIncome--Spousal Only (2.30%)

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18165    $10.31691             0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09168    $ 9.53594             0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00659    $10.37218             0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13264    $10.79851             0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15603    $10.40607             0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10813    $10.73777             0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07712    $ 9.72510             0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15791    $10.47505             0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10425    $ 9.99980             0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99813    $10.31757             0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05189    $10.46713             0

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09236    $ 9.42983             0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.06936    $10.17690             0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00656    $10.58352             0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.17990    $11.61041             0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11420    $10.45687             0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12403    $10.53722             0

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08838    $10.40081         3,818

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: TrueIncome--Spousal Only (2.30%)

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST International Value Portfolio

   7/30/2007* to 12/31/2007.................  $10.18824    $10.44595           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007.................  $ 9.98950    $10.57739           0

AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09623    $ 9.84545           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $ 9.99945    $10.10381           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14494    $10.05174           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99813    $ 9.97203           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.80%)

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24188    $11.06547           0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.13011    $10.35359           0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09086    $ 9.48125           0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07353    $10.20207           0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08322    $ 9.74422           0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06602    $ 9.55415           0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08197    $10.41329           0

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09295    $10.42813           0

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11608    $10.41369           0

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10582    $ 9.36279           0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07673    $10.43859           0

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07778    $ 9.80909           0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05133    $11.23348           0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12725    $ 8.83001           0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09515    $10.20979           0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08304    $ 9.68886           0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13402    $10.40534           0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01083    $10.52018           0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.12398    $10.42153           0

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.80%)

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18206    $10.33874           0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09208    $ 9.55607           0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00699    $10.39405           0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13304    $10.82127           0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15643    $10.42804           0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10853    $10.76040           0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07752    $ 9.74567           0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15831    $10.49710           0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10465    $10.02094           0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99853    $10.33939           0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05230    $10.48918           0

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09276    $ 9.44971           0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.06977    $10.19841           0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00696    $10.60584           0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18030    $11.63490           0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11461    $10.47893           0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12443    $10.55942           0

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08879    $10.42276           0

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.80%)

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST International Value Portfolio

   7/30/2007* to 12/31/2007.................  $10.18865    $10.46800           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007.................  $ 9.98991    $10.59971           0

AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09663    $ 9.86622           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $ 9.99985    $10.12514           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14534    $10.07300           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99853    $ 9.97802           0

* Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   7/30/2007* to 12/31/2007................................  $10.24253    $11.10310           0

AST Aggressive Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.13076    $10.38882           0

AST Alliance Bernstein Core Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.09151    $ 9.51355           0

AST Alliance Bernstein Growth & Income Portfolio

   07/30/2007 to 12/31/2007................................  $10.07418    $10.23671           0

AST Alliance Bernstein Managed Index 500 Portfolio

   07/30/2007 to 12/31/2007................................  $10.08387    $ 9.77734           0

AST American Century Income & Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.06667    $ 9.58676           0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   07/30/2007 to 12/31/2007................................  $10.08262    $10.44865           0

AST Balanced Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.09360    $10.46353           0

AST Capital Growth Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.11673    $10.44905           0

AST Cohen & Steers Realty Portfolio

   07/30/2007 to 12/31/2007................................  $10.10647    $ 9.39461           0

AST Conservative Asset Allocation Portfolio

   07/30/2007 to 12/31/2007................................  $10.07738    $10.47416           0

AST DeAm Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.07843    $ 9.84245           0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   07/30/2007 to 12/31/2007................................  $10.05198    $11.27163           0

AST DeAm Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007................................  $10.12790    $ 8.86015           0

AST Federated Aggressive Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.09580    $10.24457           0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   07/30/2007 to 12/31/2007................................  $10.08369    $ 9.72186           0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.13467    $10.44070           0

AST High Yield Portfolio

   07/30/2007 to 12/31/2007................................  $10.01148    $10.55596           0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007................................  $10.12463    $10.45690           0

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST JPMorgan International Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18270    $10.37393           0

AST Large-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09273    $ 9.58859           0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00764    $10.42944           0

AST Marsico Capital Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.13369    $10.85812           0

AST MFS Global Equity Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15708    $10.46349           0

AST MFS Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10918    $10.79702           0

AST Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07817    $ 9.77879           0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007 to 12/31/2007..........................  $10.15896    $10.53280           0

AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.10530    $10.05498           0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $ 9.99918    $10.37452           0

AST Preservation Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.05295    $10.52485           0

AST Small-Cap Value Portfolio

   07/30/2007 to 12/31/2007..........................  $10.09341    $ 9.48190           0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007 to 12/31/2007..........................  $10.07042    $10.23309           0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007 to 12/31/2007..........................  $10.00761    $10.64189           0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007 to 12/31/2007..........................  $10.18095    $11.67442           0

AST Advanced Strategies Portfolio

   07/30/2007 to 12/31/2007..........................  $10.11525    $10.51454           0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.12508    $10.59538           0

AST First Trust Balanced Target Portfolio

   07/30/2007 to 12/31/2007..........................  $10.08943    $10.45816           0

                      ALLSTATE RETIREMENTACCESS X SERIES
                        Allstate Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge

                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST International Value Portfolio

   7/30/2007* to 12/31/2007.................  $10.18930    $10.50364           0

AST PIMCO Total Return Bond

   7/30/2007* to 12/31/2007.................  $ 9.99055    $10.63572           0

AST Small Cap Growth

   7/30/2007* to 12/31/2007.................  $10.09728    $ 9.89974           0

AST Money Market

   7/30/2007* to 12/31/2007.................  $10.00050    $10.15956           0

AST T. Rowe Price Large-Cap Growth Portfolio

   7/30/2007* to 12/31/2007.................  $10.14599    $10.10721           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99918    $ 9.98774           0

* Denotes the start date of these sub-accounts

                         ------------------------------
                         Allstate Financial
                         Advisors Separate
                         Account I

                         Financial Statements as of December 31, 2007 and for the periods ended December 31, 2007 and 2006 and Report of Independent Registered Public Accounting Firm

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company:

   We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Financial Advisors Separate Account I (the "Account") as of December 31, 2007, and the related statements of operations for the period then ended, and the statements of changes in net assets for each of the periods in the two year period then ended for each of the sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Financial Advisors Separate Account I as of December 31, 2007, the results of their operations for the period then ended, and the changes in their net assets for each of the periods in the two year period then ended for each of the sub-accounts which comprise the Account in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 25, 2008

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                     Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                      Series      Series      Series      Series      Series      Series
                                       Trust       Trust       Trust       Trust       Trust       Trust
                                    Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                    ----------- ----------- ----------- ----------- ----------- -----------
                                                                            AST         AST         AST
                                                    AST         AST      Alliance    Alliance    American
                                        AST     Aggressive   Alliance    Bernstein   Bernstein    Century
                                     Advanced      Asset     Bernstein   Growth &     Managed    Strategic
                                    Strategies  Allocation  Core Value    Income     Index 500  Allocation
                                    ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
Investments at fair value.......... $1,238,881    $54,011     $9,523      $48,342     $11,698    $135,486
Due from Allstate Life Insurance
 Company...........................         --         --         --           --          --          --
                                    ----------    -------     ------      -------     -------    --------
    Total assets................... $1,238,881    $54,011     $9,523      $48,342     $11,698    $135,486
                                    ==========    =======     ======      =======     =======    ========
NET ASSETS
Accumulation units................. $1,238,881    $54,011     $9,523      $48,342     $11,698    $135,486
Contracts in payout (annuitization)
 period............................         --         --         --           --          --          --
                                    ----------    -------     ------      -------     -------    --------
    Total net assets............... $1,238,881    $54,011     $9,523      $48,342     $11,698    $135,486
                                    ==========    =======     ======      =======     =======    ========
FUND SHARE INFORMATION
Number of shares...................    105,258      4,287        758        2,047         854       8,844
                                    ==========    =======     ======      =======     =======    ========
Cost of investments................ $1,236,184    $53,086     $9,569      $50,484     $11,867    $142,893
                                    ==========    =======     ======      =======     =======    ========
ACCUMULATION UNIT VALUE
    Lowest......................... $    10.44    $ 10.32     $ 9.45      $ 10.17     $  9.71    $  10.38
                                    ==========    =======     ======      =======     =======    ========
    Highest........................ $    10.51    $ 10.39     $ 9.51      $ 10.24     $  9.78    $  10.45
                                    ==========    =======     ======      =======     =======    ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                     Advanced    Advanced    Advanced     Advanced    Advanced    Advanced
                                      Series      Series      Series       Series      Series      Series
                                       Trust       Trust       Trust       Trust        Trust       Trust
                                    Sub-Account Sub-Account Sub-Account Sub-Account  Sub-Account Sub-Account
                                    ----------- ----------- ----------- ------------ ----------- -----------
                                        AST     AST Capital     AST         AST          AST         AST
                                     Balanced     Growth      Cohen &   Conservative    DeAm        DeAm
                                       Asset       Asset      Steers       Asset      Large-Cap   Small-Cap
                                    Allocation  Allocation    Realty     Allocation     Value       Value
                                    ----------- ----------- ----------- ------------ ----------- -----------
ASSETS
Investments at fair value.......... $3,631,186  $2,665,594    $7,723      $669,015     $1,220       $ 344
Due from Allstate Life Insurance
 Company...........................         --          --        --            --         --          --
                                    ----------  ----------    ------      --------     ------       -----
    Total assets................... $3,631,186  $2,665,594    $7,723      $669,015     $1,220       $ 344
                                    ==========  ==========    ======      ========     ======       =====
NET ASSETS
Accumulation units................. $3,631,186  $2,665,594    $7,723      $669,015     $1,220       $ 344
Contracts in payout (annuitization)
 period............................         --          --        --            --         --          --
                                    ----------  ----------    ------      --------     ------       -----
    Total net assets............... $3,631,186  $2,665,594    $7,723      $669,015     $1,220       $ 344
                                    ==========  ==========    ======      ========     ======       =====
FUND SHARE INFORMATION
Number of shares...................    298,372     214,276       637        55,520         97          38
                                    ==========  ==========    ======      ========     ======       =====
Cost of investments................ $3,659,441  $2,710,943    $7,741      $666,286     $1,221       $ 335
                                    ==========  ==========    ======      ========     ======       =====
ACCUMULATION UNIT VALUE
    Lowest......................... $    10.39  $    10.38    $ 9.33      $  10.40     $ 9.77       $8.80
                                    ==========  ==========    ======      ========     ======       =====
    Highest........................ $    10.46  $    10.45    $ 9.39      $  10.47     $ 9.84       $8.86
                                    ==========  ==========    ======      ========     ======       =====

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                     Advanced    Advanced     Advanced     Advanced    Advanced    Advanced
                                      Series      Series       Series       Series      Series      Series
                                       Trust       Trust       Trust        Trust        Trust       Trust
                                    Sub-Account Sub-Account Sub-Account  Sub-Account  Sub-Account Sub-Account
                                    ----------- ----------- ------------ ------------ ----------- -----------
                                                                AST          AST          AST
                                        AST         AST     First Trust    Goldman      Goldman
                                     Federated  First Trust   Capital       Sachs        Sachs
                                    Aggressive   Balanced   Appreciation Concentrated   Mid-Cap       AST
                                      Growth      Target       Target       Growth      Growth    High Yield
                                    ----------- ----------- ------------ ------------ ----------- -----------
ASSETS
Investments at fair value..........   $  616    $2,479,115   $4,653,089    $10,424      $1,876      $1,839
Due from Allstate Life Insurance
 Company...........................       --            --           --         --          --          --
                                      ------    ----------   ----------    -------      ------      ------
    Total assets...................   $  616    $2,479,115   $4,653,089    $10,424      $1,876      $1,839
                                      ======    ==========   ==========    =======      ======      ======
NET ASSETS
Accumulation units.................   $  616    $2,479,115   $4,653,089    $10,424      $1,876      $1,839
Contracts in payout (annuitization)
 period............................       --            --           --         --          --          --
                                      ------    ----------   ----------    -------      ------      ------
    Total net assets...............   $  616    $2,479,115   $4,653,089    $10,424      $1,876      $1,839
                                      ======    ==========   ==========    =======      ======      ======
FUND SHARE INFORMATION
Number of shares...................       53       213,901      394,330        374         320         237
                                      ======    ==========   ==========    =======      ======      ======
Cost of investments................   $  610    $2,499,868   $4,646,668    $10,492      $1,904      $1,830
                                      ======    ==========   ==========    =======      ======      ======
ACCUMULATION UNIT VALUE
    Lowest.........................   $10.17    $    10.39   $    10.52    $ 10.37      $10.38      $10.48
                                      ======    ==========   ==========    =======      ======      ======
    Highest........................   $10.24    $    10.46   $    10.60    $ 10.44      $10.46      $10.56
                                      ======    ==========   ==========    =======      ======      ======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                      Advanced      Advanced      Advanced     Advanced    Advanced    Advanced
                                       Series        Series        Series       Series      Series      Series
                                        Trust         Trust         Trust        Trust       Trust       Trust
                                     Sub-Account   Sub-Account   Sub-Account  Sub-Account Sub-Account Sub-Account
                                    ------------- ------------- ------------- ----------- ----------- -----------
                                                                     AST                      AST         AST
                                         AST           AST        JPMorgan        AST        Lord       Marsico
                                    International International International  Large-Cap  Abbett Bond   Capital
                                       Growth         Value        Equity        Value     Debenture    Growth
                                    ------------- ------------- ------------- ----------- ----------- -----------
ASSETS
Investments at fair value..........    $24,204       $56,658       $50,803      $18,761     $3,064      $15,110
Due from Allstate Life Insurance
 Company...........................         --            --            --           --         --           --
                                       -------       -------       -------      -------     ------      -------
    Total assets...................    $24,204       $56,658       $50,803      $18,761     $3,064      $15,110
                                       =======       =======       =======      =======     ======      =======
NET ASSETS
Accumulation units.................    $24,204       $56,658       $50,803      $18,761     $3,064      $15,110
Contracts in payout (annuitization)
 period............................         --            --            --           --         --           --
                                       -------       -------       -------      -------     ------      -------
    Total net assets...............    $24,204       $56,658       $50,803      $18,761     $3,064      $15,110
                                       =======       =======       =======      =======     ======      =======
FUND SHARE INFORMATION
Number of shares...................      1,326         2,577         1,933          999        264          644
                                       =======       =======       =======      =======     ======      =======
Cost of investments................    $25,640       $57,880       $51,814      $20,218     $3,051      $15,394
                                       =======       =======       =======      =======     ======      =======
ACCUMULATION UNIT VALUE
    Lowest.........................    $ 11.03       $ 10.43       $ 10.30      $  9.52     $10.36      $ 10.78
                                       =======       =======       =======      =======     ======      =======
    Highest........................    $ 11.10       $ 10.50       $ 10.37      $  9.59     $10.43      $ 10.86
                                       =======       =======       =======      =======     ======      =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                     Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                      Series      Series      Series      Series      Series      Series
                                       Trust       Trust       Trust       Trust       Trust       Trust
                                    Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                    ----------- ----------- ----------- ----------- ----------- -----------
                                                                            AST         AST         AST
                                                                         Neuberger   Neuberger   Neuberger
                                        AST         AST         AST       Berman      Berman      Berman
                                    MFS Global    Mid-Cap      Money      Mid-Cap     Mid-Cap    Small-Cap
                                      Equity       Value      Market      Growth       Value      Growth
                                    ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
Investments at fair value..........   $8,442      $4,157      $66,361     $  616      $2,259      $  816
Due from Allstate Life Insurance
 Company...........................       --          --           --         --          --          --
                                      ------      ------      -------     ------      ------      ------
    Total assets...................   $8,442      $4,157      $66,361     $  616      $2,259      $  816
                                      ======      ======      =======     ======      ======      ======
NET ASSETS
Accumulation units.................   $8,442      $4,157      $66,361     $  616      $2,259      $  816
Contracts in payout (annuitization)
 period............................       --          --           --         --          --          --
                                      ------      ------      -------     ------      ------      ------
    Total net assets...............   $8,442      $4,157      $66,361     $  616      $2,259      $  816
                                      ======      ======      =======     ======      ======      ======
FUND SHARE INFORMATION
Number of shares...................      611         345       66,361         27         134          76
                                      ======      ======      =======     ======      ======      ======
Cost of investments................   $9,087      $4,174      $66,361     $  610      $2,276      $  842
                                      ======      ======      =======     ======      ======      ======
ACCUMULATION UNIT VALUE
    Lowest.........................   $10.39      $ 9.71      $ 10.09     $10.46      $ 9.99      $11.19
                                      ======      ======      =======     ======      ======      ======
    Highest........................   $10.46      $ 9.78      $ 10.16     $10.53      $10.05      $11.27
                                      ======      ======      =======     ======      ======      ======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------


                                      Advanced     Advanced    Advanced     Advanced      Advanced      Advanced
                                       Series       Series      Series       Series        Series        Series
                                       Trust        Trust        Trust        Trust         Trust         Trust
                                    Sub-Account  Sub-Account  Sub-Account  Sub-Account   Sub-Account   Sub-Account
                                    ------------ ------------ ----------- ------------- ------------- -------------
                                        AST          AST                       AST           AST           AST
                                       PIMCO     Preservation     AST     T. Rowe Price T. Rowe Price T. Rowe Price
                                    Total Return    Asset      Small-Cap      Asset        Global       Large-Cap
                                        Bond      Allocation     Value     Allocation       Bond         Growth
                                    ------------ ------------ ----------- ------------- ------------- -------------
ASSETS
Investments at fair value..........   $66,655      $480,828     $22,112    $2,810,571      $6,150        $18,932
Due from Allstate Life Insurance
 Company...........................        --            --          --            --          --             --
                                      -------      --------     -------    ----------      ------        -------
    Total assets...................   $66,655      $480,828     $22,112    $2,810,571      $6,150        $18,932
                                      =======      ========     =======    ==========      ======        =======
NET ASSETS
Accumulation units.................   $66,655      $480,828     $22,112    $2,810,571      $6,150        $18,932
Contracts in payout (annuitization)
 period............................        --            --          --            --          --             --
                                      -------      --------     -------    ----------      ------        -------
    Total net assets...............   $66,655      $480,828     $22,112    $2,810,571      $6,150        $18,932
                                      =======      ========     =======    ==========      ======        =======
FUND SHARE INFORMATION
Number of shares...................     5,509        40,852       1,567       155,710         498          1,613
                                      =======      ========     =======    ==========      ======        =======
Cost of investments................   $66,699      $479,574     $25,400    $2,920,509      $6,080        $19,694
                                      =======      ========     =======    ==========      ======        =======
ACCUMULATION UNIT VALUE
    Lowest.........................   $ 10.56      $  10.45     $  9.42    $    10.16      $10.57        $ 10.04
                                      =======      ========     =======    ==========      ======        =======
    Highest........................   $ 10.64      $  10.52     $  9.48    $    10.23      $10.64        $ 10.11
                                      =======      ========     =======    ==========      ======        =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                      Advanced     Advanced    AIM Variable  AIM Variable AIM Variable AIM Variable
                                       Series       Series      Insurance     Insurance    Insurance    Insurance
                                        Trust        Trust        Funds         Funds        Funds        Funds
                                     Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                    ------------- ----------- -------------- ------------ ------------ ------------
                                         AST
                                    T. Rowe Price     AST                                  AIM V. I.    AIM V. I.
                                       Natural    UBS Dynamic   AIM V. I.     AIM V. I.     Capital      Capital
                                      Resources      Alpha    Basic Balanced Basic Value  Appreciation Development
                                    ------------- ----------- -------------- ------------ ------------ ------------
ASSETS
Investments at fair value..........    $44,091    $1,394,578   $39,457,902   $24,740,057  $167,151,434 $21,287,211
Due from Allstate Life Insurance
 Company...........................         --            --            --            --            --          --
                                       -------    ----------   -----------   -----------  ------------ -----------
    Total assets...................    $44,091    $1,394,578   $39,457,902   $24,740,057  $167,151,434 $21,287,211
                                       =======    ==========   ===========   ===========  ============ ===========
NET ASSETS
Accumulation units.................    $44,091    $1,394,578   $39,449,083   $24,738,979  $166,886,840 $21,252,415
Contracts in payout (annuitization)
 period............................         --            --         8,819         1,078       264,594      34,796
                                       -------    ----------   -----------   -----------  ------------ -----------
    Total net assets...............    $44,091    $1,394,578   $39,457,902   $24,740,057  $167,151,434 $21,287,211
                                       =======    ==========   ===========   ===========  ============ ===========
FUND SHARE INFORMATION
Number of shares...................      1,135       101,350     3,341,059     1,943,445     5,691,230   1,129,295
                                       =======    ==========   ===========   ===========  ============ ===========
Cost of investments................    $45,548    $1,419,094   $37,992,756   $20,926,724  $143,309,968 $15,739,180
                                       =======    ==========   ===========   ===========  ============ ===========
ACCUMULATION UNIT VALUE
    Lowest.........................    $ 11.59    $     9.65   $      8.97   $     12.55  $       6.95 $     14.26
                                       =======    ==========   ===========   ===========  ============ ===========
    Highest........................    $ 11.67    $     9.72   $     12.78   $     14.74  $      17.59 $     20.26
                                       =======    ==========   ===========   ===========  ============ ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                    AIM Variable AIM Variable AIM Variable AIM Variable AIM Variable  AIM Variable
                                     Insurance    Insurance    Insurance    Insurance     Insurance    Insurance
                                       Funds        Funds        Funds        Funds         Funds        Funds
                                    Sub-Account  Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account
                                    ------------ ------------ ------------ ------------ ------------- ------------
                                                  AIM V. I.    AIM V. I.                  AIM V. I.    AIM V. I.
                                     AIM V. I.   Diversified   Government   AIM V. I.   International  Large Cap
                                    Core Equity     Income     Securities   High Yield     Growth        Growth
                                    ------------ ------------ ------------ ------------ ------------- ------------
ASSETS
Investments at fair value.......... $194,919,453 $18,044,780  $22,708,937  $10,238,138   $58,799,786  $18,301,845
Due from Allstate Life Insurance
 Company...........................           --          --           --           --            --           --
                                    ------------ -----------  -----------  -----------   -----------  -----------
    Total assets................... $194,919,453 $18,044,780  $22,708,937  $10,238,138   $58,799,786  $18,301,845
                                    ============ ===========  ===========  ===========   ===========  ===========
NET ASSETS
Accumulation units................. $194,453,850 $17,990,710  $22,495,873  $10,227,957   $58,456,004  $18,300,863
Contracts in payout (annuitization)
 period............................      465,603      54,070      213,064       10,181       343,782          982
                                    ------------ -----------  -----------  -----------   -----------  -----------
    Total net assets............... $194,919,453 $18,044,780  $22,708,937  $10,238,138   $58,799,786  $18,301,845
                                    ============ ===========  ===========  ===========   ===========  ===========
FUND SHARE INFORMATION
Number of shares...................    6,695,962   2,313,433    1,884,559    1,783,648     1,748,433    1,154,691
                                    ============ ===========  ===========  ===========   ===========  ===========
Cost of investments................ $164,451,913 $20,969,714  $22,410,094  $11,336,189   $35,956,357  $14,354,537
                                    ============ ===========  ===========  ===========   ===========  ===========
ACCUMULATION UNIT VALUE
    Lowest......................... $       8.43 $     11.22  $     12.58  $     10.34   $     13.26  $     12.58
                                    ============ ===========  ===========  ===========   ===========  ===========
    Highest........................ $      21.55 $     13.87  $     14.85  $     14.87   $     25.71  $     12.70
                                    ============ ===========  ===========  ===========   ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                                                        AIM Variable  AIM Variable
                                    AIM Variable AIM Variable AIM Variable AIM Variable  Insurance     Insurance
                                     Insurance    Insurance    Insurance    Insurance      Funds         Funds
                                       Funds        Funds        Funds        Funds      Series II     Series II
                                    Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account   Sub-Account
                                    ------------ ------------ ------------ ------------ ------------ --------------
                                     AIM V. I.                                           AIM V. I.
                                      Mid Cap     AIM V. I.    AIM V. I.    AIM V. I.      Basic       AIM V. I.
                                    Core Equity  Money Market  Technology   Utilities   Balanced II  Basic Value II
                                    ------------ ------------ ------------ ------------ ------------ --------------
ASSETS
Investments at fair value.......... $23,623,859  $21,739,818   $4,857,722  $13,859,397   $1,797,350   $19,438,477
Due from Allstate Life Insurance
 Company...........................          --           --           --           --           --            --
                                    -----------  -----------   ----------  -----------   ----------   -----------
    Total assets................... $23,623,859  $21,739,818   $4,857,722  $13,859,397   $1,797,350   $19,438,477
                                    ===========  ===========   ==========  ===========   ==========   ===========
NET ASSETS
Accumulation units................. $23,617,488  $21,720,910   $4,857,722  $13,773,994   $1,797,350   $19,438,477
Contracts in payout (annuitization)
 period............................       6,371       18,908           --       85,403           --            --
                                    -----------  -----------   ----------  -----------   ----------   -----------
    Total net assets............... $23,623,859  $21,739,818   $4,857,722  $13,859,397   $1,797,350   $19,438,477
                                    ===========  ===========   ==========  ===========   ==========   ===========
FUND SHARE INFORMATION
Number of shares...................   1,621,404   21,739,818      321,703      578,198      153,227     1,540,291
                                    ===========  ===========   ==========  ===========   ==========   ===========
Cost of investments................ $20,294,969  $21,739,818   $3,796,388  $ 9,326,985   $1,455,018   $16,608,304
                                    ===========  ===========   ==========  ===========   ==========   ===========
ACCUMULATION UNIT VALUE
    Lowest......................... $     13.23  $     10.80   $    12.79  $     20.52   $    10.88   $     12.20
                                    ===========  ===========   ==========  ===========   ==========   ===========
    Highest........................ $     17.98  $     12.84   $    13.08  $     20.98   $    11.41   $     16.41
                                    ===========  ===========   ==========  ===========   ==========   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                     AIM Variable    AIM Variable   AIM Variable  AIM Variable AIM Variable  AIM Variable
                                       Insurance      Insurance      Insurance     Insurance     Insurance     Insurance
                                         Funds          Funds          Funds         Funds         Funds         Funds
                                       Series II      Series II      Series II     Series II     Series II     Series II
                                      Sub-Account    Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                    --------------- -------------- -------------- ------------ ------------- -------------
                                       AIM V. I.      AIM V. I.                    AIM V. I.     AIM V. I.
                                        Capital        Capital       AIM V. I.    Diversified   Government     AIM V. I.
                                    Appreciation II Development II Core Equity II  Income II   Securities II High Yield II
                                    --------------- -------------- -------------- ------------ ------------- -------------
ASSETS
Investments at fair value..........   $7,992,016       $733,288      $4,618,125     $528,409    $1,089,092     $651,345
Due from Allstate Life Insurance
 Company...........................           --             --              --           --            --           --
                                      ----------       --------      ----------     --------    ----------     --------
    Total assets...................   $7,992,016       $733,288      $4,618,125     $528,409    $1,089,092     $651,345
                                      ==========       ========      ==========     ========    ==========     ========
NET ASSETS
Accumulation units.................   $7,992,016       $733,288      $4,618,125     $528,409    $1,089,092     $651,345
Contracts in payout (annuitization)
 period............................           --             --              --           --            --           --
                                      ----------       --------      ----------     --------    ----------     --------
    Total net assets...............   $7,992,016       $733,288      $4,618,125     $528,409    $1,089,092     $651,345
                                      ==========       ========      ==========     ========    ==========     ========
FUND SHARE INFORMATION
Number of shares...................      276,063         39,573         159,907       68,270        90,833      113,872
                                      ==========       ========      ==========     ========    ==========     ========
Cost of investments................   $5,875,750       $599,955      $3,943,207     $592,952    $1,110,610     $657,289
                                      ==========       ========      ==========     ========    ==========     ========
ACCUMULATION UNIT VALUE
    Lowest.........................   $    11.75       $  15.19      $    11.25     $  11.10    $    11.04     $  13.58
                                      ==========       ========      ==========     ========    ==========     ========
    Highest........................   $    15.93       $  15.85      $    13.86     $  11.64    $    11.59     $  14.15
                                      ==========       ========      ==========     ========    ==========     ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                    AIM Variable  AIM Variable  AIM Variable  AIM Variable AIM Variable  AIM Variable
                                      Insurance    Insurance     Insurance     Insurance     Insurance    Insurance
                                        Funds        Funds         Funds         Funds         Funds        Funds
                                      Series II    Series II     Series II     Series II     Series II    Series II
                                     Sub-Account  Sub-Account   Sub-Account   Sub-Account   Sub-Account  Sub-Account
                                    ------------- ------------ -------------- ------------ ------------- ------------
                                      AIM V. I.    AIM V. I.     AIM V. I.     AIM V. I.
                                    International  Large Cap      Mid Cap        Money       AIM V. I.    AIM V. I.
                                      Growth II    Growth II   Core Equity II  Market II   Technology II Utilities II
                                    ------------- ------------ -------------- ------------ ------------- ------------
ASSETS
Investments at fair value..........  $1,636,148    $1,106,307    $6,739,231    $2,351,768    $119,112      $971,474
Due from Allstate Life Insurance
 Company...........................          --            --            --            --          --            --
                                     ----------    ----------    ----------    ----------    --------      --------
    Total assets...................  $1,636,148    $1,106,307    $6,739,231    $2,351,768    $119,112      $971,474
                                     ==========    ==========    ==========    ==========    ========      ========
NET ASSETS
Accumulation units.................  $1,636,148    $1,106,307    $6,723,428    $2,351,768    $119,112      $971,474
Contracts in payout (annuitization)
 period............................          --            --        15,803            --          --            --
                                     ----------    ----------    ----------    ----------    --------      --------
    Total net assets...............  $1,636,148    $1,106,307    $6,739,231    $2,351,768    $119,112      $971,474
                                     ==========    ==========    ==========    ==========    ========      ========
FUND SHARE INFORMATION
Number of shares...................      49,222        70,242       466,383     2,351,768       7,967        40,818
                                     ==========    ==========    ==========    ==========    ========      ========
Cost of investments................  $1,003,481    $  861,705    $5,929,635    $2,351,768    $ 92,879      $703,220
                                     ==========    ==========    ==========    ==========    ========      ========
ACCUMULATION UNIT VALUE
    Lowest.........................  $    20.31    $    12.46    $    12.98    $     9.76    $  12.53      $  20.23
                                     ==========    ==========    ==========    ==========    ========      ========
    Highest........................  $    21.31    $    12.62    $    15.41    $    10.43    $  12.85      $  20.64
                                     ==========    ==========    ==========    ==========    ========      ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                      Alliance      Alliance      Alliance      Alliance      Alliance      Alliance
                                      Bernstein     Bernstein     Bernstein     Bernstein     Bernstein     Bernstein
                                      Variable      Variable      Variable      Variable      Variable      Variable
                                       Product       Product       Product       Product       Product       Product
                                     Series Fund   Series Fund   Series Fund   Series Fund   Series Fund   Series Fund
                                     Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                    ------------- ------------- ------------- ------------- ------------- -------------
                                                    Alliance      Alliance      Alliance      Alliance      Alliance
                                      Alliance    Bernstein VPS Bernstein VPS Bernstein VPS Bernstein VPS Bernstein VPS
                                    Bernstein VPS   Growth &    International   Large Cap     Small/Mid      Utility
                                       Growth        Income         Value        Growth       Cap Value      Income
                                    ------------- ------------- ------------- ------------- ------------- -------------
ASSETS
Investments at fair value..........  $55,665,096  $165,770,841   $42,873,418   $39,212,588   $44,404,325   $8,265,132
Due from Allstate Life Insurance
 Company...........................           --            --            --            --            --           --
                                     -----------  ------------   -----------   -----------   -----------   ----------
    Total assets...................  $55,665,096  $165,770,841   $42,873,418   $39,212,588   $44,404,325   $8,265,132
                                     ===========  ============   ===========   ===========   ===========   ==========
NET ASSETS
Accumulation units.................  $55,632,381  $165,582,742   $42,873,418   $39,212,588   $44,404,325   $8,225,823
Contracts in payout (annuitization)
 period............................       32,715       188,099            --            --            --       39,309
                                     -----------  ------------   -----------   -----------   -----------   ----------
    Total net assets...............  $55,665,096  $165,770,841   $42,873,418   $39,212,588   $44,404,325   $8,265,132
                                     ===========  ============   ===========   ===========   ===========   ==========
FUND SHARE INFORMATION
Number of shares...................    2,482,832     6,243,723     1,723,208     1,308,831     2,607,418      279,700
                                     ===========  ============   ===========   ===========   ===========   ==========
Cost of investments................  $43,956,455  $136,596,960   $36,052,714   $32,127,432   $40,885,350   $6,360,566
                                     ===========  ============   ===========   ===========   ===========   ==========
ACCUMULATION UNIT VALUE
    Lowest.........................  $      7.35  $      12.20   $     15.97   $      6.91   $     17.92   $    15.56
                                     ===========  ============   ===========   ===========   ===========   ==========
    Highest........................  $     16.85  $      16.68   $     16.54   $     15.35   $     19.07   $    16.12
                                     ===========  ============   ===========   ===========   ===========   ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                      Alliance                      Dreyfus
                                      Bernstein      American      Socially                   Dreyfus      Dreyfus
                                      Variable        Century     Responsible                 Variable     Variable
                                       Product       Variable       Growth    Dreyfus Stock  Investment   Investment
                                     Series Fund  Portfolios, Inc Fund, Inc.   Index Fund       Fund         Fund
                                     Sub-Account    Sub-Account   Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                    ------------- --------------- ----------- ------------- ------------ ------------
                                                                    Dreyfus
                                      Alliance       American      Socially
                                    Bernstein VPS     Century     Responsible Dreyfus Stock VIF Growth &     VIF
                                        Value       VP Balanced   Growth Fund  Index Fund      Income    Money Market
                                    ------------- --------------- ----------- ------------- ------------ ------------
ASSETS
Investments at fair value..........  $3,746,707       $23,707      $158,575    $1,290,547     $223,282     $773,155
Due from Allstate Life Insurance
 Company...........................          --            --            --            --           --           --
                                     ----------       -------      --------    ----------     --------     --------
    Total assets...................  $3,746,707       $23,707      $158,575    $1,290,547     $223,282     $773,155
                                     ==========       =======      ========    ==========     ========     ========
NET ASSETS
Accumulation units.................  $3,746,707       $23,707      $158,575    $1,290,547     $223,282     $773,155
Contracts in payout (annuitization)
 period............................          --            --            --            --           --           --
                                     ----------       -------      --------    ----------     --------     --------
    Total net assets...............  $3,746,707       $23,707      $158,575    $1,290,547     $223,282     $773,155
                                     ==========       =======      ========    ==========     ========     ========
FUND SHARE INFORMATION
Number of shares...................     271,697         3,234         5,199        34,507        8,780      773,155
                                     ==========       =======      ========    ==========     ========     ========
Cost of investments................  $3,671,140       $22,676      $140,764    $1,003,707     $190,212     $773,155
                                     ==========       =======      ========    ==========     ========     ========
ACCUMULATION UNIT VALUE
    Lowest.........................  $    11.73       $ 15.73      $   6.73    $     9.69     $  10.25     $  10.44
                                     ==========       =======      ========    ==========     ========     ========
    Highest........................  $    12.16       $ 15.73      $  12.55    $    15.32     $  14.46     $  12.42
                                     ==========       =======      ========    ==========     ========     ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                        DWS         DWS          DWS          DWS          DWS          DWS
                                     Variable    Variable     Variable     Variable     Variable     Variable
                                     Series I    Series I     Series I     Series I     Series I     Series II
                                    Sub-Account Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                    ----------- ----------- ------------- ----------- ------------- -----------
                                                  DWS VIP      DWS VIP      DWS VIP
                                      DWS VIP     Capital      Global     Growth and     DWS VIP      DWS VIP
                                      Bond A     Growth A   Opportunities  Income A   International Balanced A
                                    ----------- ----------- ------------- ----------- ------------- -----------
ASSETS
Investments at fair value..........  $788,495   $1,693,676   $1,728,047    $635,199     $876,571    $1,997,199
Due from Allstate Life Insurance
 Company...........................    27,657           --           --          --           --        54,015
                                     --------   ----------   ----------    --------     --------    ----------
    Total assets...................  $816,152   $1,693,676   $1,728,047    $635,199     $876,571    $2,051,214
                                     ========   ==========   ==========    ========     ========    ==========
NET ASSETS
Accumulation units.................  $784,855   $1,691,338   $1,728,047    $635,199     $875,121    $1,990,092
Contracts in payout (annuitization)
 period............................    31,297        2,338           --          --        1,450        61,122
                                     --------   ----------   ----------    --------     --------    ----------
    Total net assets...............  $816,152   $1,693,676   $1,728,047    $635,199     $876,571    $2,051,214
                                     ========   ==========   ==========    ========     ========    ==========
FUND SHARE INFORMATION
Number of shares...................   112,965       82,983       94,532      58,760       58,399        80,500
                                     ========   ==========   ==========    ========     ========    ==========
Cost of investments................  $775,378   $1,389,014   $1,214,275    $541,738     $615,694    $1,742,067
                                     ========   ==========   ==========    ========     ========    ==========
ACCUMULATION UNIT VALUE
    Lowest.........................  $  14.36   $    12.65   $    27.81    $  11.29     $  16.45    $    12.09
                                     ========   ==========   ==========    ========     ========    ==========
    Highest........................  $  14.49   $    12.76   $    28.07    $  11.39     $  16.60    $    12.13
                                     ========   ==========   ==========    ========     ========    ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                                             Fidelity      Fidelity      Fidelity
                                        DWS         DWS       Federated      Variable      Variable      Variable
                                     Variable    Variable     Insurance     Insurance      Insurance     Insurance
                                     Series II   Series II     Series     Products Fund  Products Fund Products Fund
                                    Sub-Account Sub-Account  Sub-Account   Sub-Account    Sub-Account   Sub-Account
                                    ----------- ----------- ------------- -------------- ------------- -------------
                                      DWS VIP     DWS VIP     Federated
                                       Money     Small Cap      Prime                         VIP
                                    Market A II  Growth A   Money Fund II VIP Contrafund Equity-Income  VIP Growth
                                    ----------- ----------- ------------- -------------- ------------- -------------
ASSETS
Investments at fair value.......... $1,032,898   $464,528    $10,660,654   $14,275,262    $2,781,889    $7,457,674
Due from Allstate Life Insurance
 Company...........................         --         --             --            --            --            --
                                    ----------   --------    -----------   -----------    ----------    ----------
    Total assets................... $1,032,898   $464,528    $10,660,654   $14,275,262    $2,781,889    $7,457,674
                                    ==========   ========    ===========   ===========    ==========    ==========
NET ASSETS
Accumulation units................. $1,032,898   $464,528    $10,053,426   $14,209,183    $2,752,378    $7,447,861
Contracts in payout (annuitization)
 period............................         --         --        607,228        66,079        29,511         9,813
                                    ----------   --------    -----------   -----------    ----------    ----------
    Total net assets............... $1,032,898   $464,528    $10,660,654   $14,275,262    $2,781,889    $7,457,674
                                    ==========   ========    ===========   ===========    ==========    ==========
FUND SHARE INFORMATION
Number of shares...................  1,032,898     30,825     10,660,654       511,658       116,348       165,285
                                    ==========   ========    ===========   ===========    ==========    ==========
Cost of investments................ $1,032,898   $386,466    $10,660,654   $13,041,362    $2,754,739    $6,366,695
                                    ==========   ========    ===========   ===========    ==========    ==========
ACCUMULATION UNIT VALUE
    Lowest......................... $    10.48   $  12.76    $     10.39   $     14.91    $    13.76    $     8.46
                                    ==========   ========    ===========   ===========    ==========    ==========
    Highest........................ $    10.50   $  12.79    $     13.19   $     26.46    $    17.06    $    18.09
                                    ==========   ========    ===========   ===========    ==========    ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                                                       Fidelity          Fidelity
                            Fidelity      Fidelity       Fidelity      Fidelity        Variable          Variable
                            Variable      Variable       Variable      Variable        Insurance         Insurance
                            Insurance     Insurance     Insurance      Insurance     Products Fund     Products Fund
                          Products Fund Products Fund Products Fund  Products Fund (Service Class 2) (Service Class 2)
                           Sub-Account   Sub-Account   Sub-Account    Sub-Account     Sub-Account       Sub-Account
                          ------------- ------------- -------------- ------------- ----------------- -----------------
                                                                                       VIP Asset
                            VIP High                  VIP Investment      VIP       Manager Growth    VIP Contrafund
                             Income     VIP Index 500   Grade Bond     Overseas    (Service Class 2) (Service Class 2)
                          ------------- ------------- -------------- ------------- ----------------- -----------------
ASSETS
Investments at fair value  $2,566,776    $9,911,994     $3,459,520    $3,642,273        $66,265        $110,026,520
Due from Allstate Life
 Insurance Company.......          --            --             --            --             --                  --
                           ----------    ----------     ----------    ----------        -------        ------------
    Total assets.........  $2,566,776    $9,911,994     $3,459,520    $3,642,273        $66,265        $110,026,520
                           ==========    ==========     ==========    ==========        =======        ============
NET ASSETS
Accumulation units.......  $2,566,776    $9,906,590     $3,459,520    $3,642,273        $66,265        $109,670,051
Contracts in payout
 (annuitization) period..          --         5,404             --            --             --             356,469
                           ----------    ----------     ----------    ----------        -------        ------------
    Total net assets.....  $2,566,776    $9,911,994     $3,459,520    $3,642,273        $66,265        $110,026,520
                           ==========    ==========     ==========    ==========        =======        ============
FUND SHARE
 INFORMATION
Number of shares.........     429,227        60,432        271,122       143,850          4,323           4,006,792
                           ==========    ==========     ==========    ==========        =======        ============
Cost of investments......  $2,826,437    $8,042,059     $3,463,668    $2,686,599        $54,187        $122,133,172
                           ==========    ==========     ==========    ==========        =======        ============
ACCUMULATION UNIT
 VALUE
    Lowest...............  $    10.48    $     9.77     $    14.33    $    12.60        $ 12.55        $      11.68
                           ==========    ==========     ==========    ==========        =======        ============
    Highest..............  $    11.80    $    11.38     $    14.82    $    16.09        $ 12.55        $      21.17
                           ==========    ==========     ==========    ==========        =======        ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                              Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                              Variable          Variable          Variable          Variable          Variable
                              Insurance         Insurance         Insurance         Insurance         Insurance
                            Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                          (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                             Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                          ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                     VIP Freedom
                                 VIP           VIP Freedom       VIP Freedom       VIP Freedom         Income
                            Equity-Income    2010 Portfolio    2020 Portfolio    2030 Portfolio       Portfolio
                          (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                          ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments at fair value    $3,575,085        $6,320,399        $6,601,645        $2,226,232        $1,935,869
Due from Allstate Life
 Insurance Company.......            --                --                --                --                --
                             ----------        ----------        ----------        ----------        ----------
    Total assets.........    $3,575,085        $6,320,399        $6,601,645        $2,226,232        $1,935,869
                             ==========        ==========        ==========        ==========        ==========
NET ASSETS
Accumulation units.......    $3,575,085        $6,320,399        $6,601,645        $2,226,232        $1,935,869
Contracts in payout
 (annuitization) period..            --                --                --                --                --
                             ----------        ----------        ----------        ----------        ----------
    Total net assets.....    $3,575,085        $6,320,399        $6,601,645        $2,226,232        $1,935,869
                             ==========        ==========        ==========        ==========        ==========
FUND SHARE
 INFORMATION
Number of shares.........       151,679           530,235           523,940           171,380           179,580
                             ==========        ==========        ==========        ==========        ==========
Cost of investments......    $3,357,871        $6,217,562        $6,546,351        $2,186,130        $1,963,766
                             ==========        ==========        ==========        ==========        ==========
ACCUMULATION UNIT
 VALUE
    Lowest...............    $    12.83        $    11.04        $    11.27        $    11.42        $    10.73
                             ==========        ==========        ==========        ==========        ==========
    Highest..............    $    16.37        $    11.22        $    11.41        $    11.54        $    10.84
                             ==========        ==========        ==========        ==========        ==========

                              Fidelity
                              Variable
                              Insurance
                            Products Fund
                          (Service Class 2)
                             Sub-Account
                          -----------------
                                 VIP
                              Growth &
                               Income
                          (Service Class 2)
                          -----------------
ASSETS
Investments at fair value    $15,234,001
Due from Allstate Life
 Insurance Company.......             --
                             -----------
    Total assets.........    $15,234,001
                             ===========
NET ASSETS
Accumulation units.......    $15,234,001
Contracts in payout
 (annuitization) period..             --
                             -----------
    Total net assets.....    $15,234,001
                             ===========
FUND SHARE
 INFORMATION
Number of shares.........        908,950
                             ===========
Cost of investments......    $13,217,490
                             ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............    $     13.19
                             ===========
    Highest..............    $     13.67
                             ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                              Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                              Variable          Variable          Variable          Variable          Variable
                              Insurance         Insurance         Insurance         Insurance         Insurance
                            Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                          (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                             Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                          ----------------- ----------------- ----------------- ----------------- -----------------
                                               VIP Growth           High                           VIP Investment
                             VIP Growth      Stock Portfolio       Income         VIP Index 500      Grade Bond
                          (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                          ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments at fair value     $722,041         $1,724,323        $11,263,572       $9,065,635          $17,862
Due from Allstate Life
 Insurance Company.......           --                 --                 --               --               --
                              --------         ----------        -----------       ----------          -------
    Total assets.........     $722,041         $1,724,323        $11,263,572       $9,065,635          $17,862
                              ========         ==========        ===========       ==========          =======
NET ASSETS
Accumulation units.......     $722,041         $1,724,323        $11,263,572       $9,065,635          $17,862
Contracts in payout
 (annuitization) period..           --                 --                 --               --               --
                              --------         ----------        -----------       ----------          -------
    Total net assets.....     $722,041         $1,724,323        $11,263,572       $9,065,635          $17,862
                              ========         ==========        ===========       ==========          =======
FUND SHARE
 INFORMATION
Number of shares.........       16,171            123,519          1,915,574           55,689            1,424
                              ========         ==========        ===========       ==========          =======
Cost of investments......     $469,512         $1,614,745        $12,059,520       $8,641,038          $18,475
                              ========         ==========        ===========       ==========          =======
ACCUMULATION UNIT
 VALUE
    Lowest...............     $  10.49         $    11.59        $     11.29       $    11.04          $ 12.08
                              ========         ==========        ===========       ==========          =======
    Highest..............     $  15.35         $    11.79        $     15.37       $    15.04          $ 12.08
                              ========         ==========        ===========       ==========          =======

                              Fidelity
                              Variable
                              Insurance
                            Products Fund
                          (Service Class 2)
                             Sub-Account
                          -----------------

                             VIP Mid Cap
                          (Service Class 2)
                          -----------------
ASSETS
Investments at fair value    $32,122,086
Due from Allstate Life
 Insurance Company.......             --
                             -----------
    Total assets.........    $32,122,086
                             ===========
NET ASSETS
Accumulation units.......    $31,848,487
Contracts in payout
 (annuitization) period..        273,599
                             -----------
    Total net assets.....    $32,122,086
                             ===========
FUND SHARE
 INFORMATION
Number of shares.........        901,546
                             ===========
Cost of investments......    $29,920,818
                             ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............    $     11.07
                             ===========
    Highest..............    $     15.33
                             ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                              Fidelity          Fidelity         Franklin       Franklin       Franklin       Franklin
                              Variable          Variable        Templeton      Templeton      Templeton      Templeton
                              Insurance         Insurance        Variable       Variable       Variable       Variable
                            Products Fund     Products Fund     Insurance      Insurance      Insurance      Insurance
                          (Service Class 2) (Service Class 2) Products Trust Products Trust Products Trust Products Trust
                             Sub-Account       Sub-Account     Sub-Account    Sub-Account    Sub-Account    Sub-Account
                          ----------------- ----------------- -------------- -------------- -------------- --------------
                                                                 Franklin       Franklin
                              VIP Money                          Flex Cap      Growth and                     Franklin
                               Market         VIP Overseas        Growth         Income     Franklin High      Income
                          (Service Class 2) (Service Class 2)   Securities     Securities    Income Sec 2    Securities
                          ----------------- ----------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value    $9,647,596         $181,526        $5,545,929    $80,067,207    $11,885,651    $315,068,378
Due from Allstate Life
 Insurance Company.......            --               --                --             --             --              --
                             ----------         --------        ----------    -----------    -----------    ------------
    Total assets.........    $9,647,596         $181,526        $5,545,929    $80,067,207    $11,885,651    $315,068,378
                             ==========         ========        ==========    ===========    ===========    ============
NET ASSETS
Accumulation units.......    $9,647,596         $181,526        $5,545,929    $79,722,117    $11,882,493    $314,131,076
Contracts in payout
 (annuitization) period..            --               --                --        345,090          3,158         937,302
                             ----------         --------        ----------    -----------    -----------    ------------
    Total net assets.....    $9,647,596         $181,526        $5,545,929    $80,067,207    $11,885,651    $315,068,378
                             ==========         ========        ==========    ===========    ===========    ============
FUND SHARE
 INFORMATION
Number of shares.........     9,647,596            7,226           436,001      5,388,103      1,800,856      18,201,524
                             ==========         ========        ==========    ===========    ===========    ============
Cost of investments......    $9,647,596         $150,541        $4,692,845    $78,367,266    $11,943,085    $295,398,533
                             ==========         ========        ==========    ===========    ===========    ============
ACCUMULATION UNIT
 VALUE
    Lowest...............    $    10.37         $  15.13        $    12.64    $     15.30    $     11.46    $      12.86
                             ==========         ========        ==========    ===========    ===========    ============
    Highest..............    $    10.60         $  22.40        $    13.10    $     16.47    $     11.97    $      13.51
                             ==========         ========        ==========    ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                    Franklin       Franklin       Franklin       Franklin       Franklin       Franklin
                                   Templeton      Templeton      Templeton      Templeton      Templeton      Templeton
                                    Variable       Variable       Variable       Variable       Variable       Variable
                                   Insurance      Insurance      Insurance      Insurance      Insurance      Insurance
                                 Products Trust Products Trust Products Trust Products Trust Products Trust Products Trust
                                  Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                 -------------- -------------- -------------- -------------- -------------- --------------
                                                                  Franklin
                                    Franklin       Franklin        Small
                                   Large Cap      Small Cap       Mid-Cap
                                     Growth         Value          Growth     Franklin U.S.      Mutual     Mutual Shares
                                   Securities     Securities     Securities     Government     Discovery      Securities
                                 -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.......  $79,677,140    $66,006,112     $3,480,132    $25,035,198    $32,765,563    $223,677,810
Due from Allstate Life Insurance
 Company........................           --             --             --             --             --              --
                                  -----------    -----------     ----------    -----------    -----------    ------------
    Total assets................  $79,677,140    $66,006,112     $3,480,132    $25,035,198    $32,765,563    $223,677,810
                                  ===========    ===========     ==========    ===========    ===========    ============
NET ASSETS
Accumulation units..............  $79,634,143    $65,764,102     $3,480,132    $24,982,964    $32,640,881    $223,062,411
Contracts in payout
 (annuitization) period.........       42,997        242,010             --         52,234        124,682         615,399
                                  -----------    -----------     ----------    -----------    -----------    ------------
    Total net assets............  $79,677,140    $66,006,112     $3,480,132    $25,035,198    $32,765,563    $223,677,810
                                  ===========    ===========     ==========    ===========    ===========    ============
FUND SHARE
 INFORMATION
Number of shares................    4,618,965      3,860,007        151,904      1,969,724      1,383,097      11,078,643
                                  ===========    ===========     ==========    ===========    ===========    ============
Cost of investments.............  $72,172,726    $59,402,815     $2,293,990    $24,647,149    $29,524,734    $194,780,781
                                  ===========    ===========     ==========    ===========    ===========    ============
ACCUMULATION UNIT
 VALUE
    Lowest......................  $     11.57    $     12.38     $     8.50    $     10.65    $     11.93    $      13.62
                                  ===========    ===========     ==========    ===========    ===========    ============
    Highest.....................  $     12.06    $     21.38     $    22.67    $     11.22    $     15.29    $      23.46
                                  ===========    ===========     ==========    ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                             Franklin       Franklin       Franklin       Franklin
                            Templeton      Templeton      Templeton      Templeton    Goldman Sachs  Goldman Sachs
                             Variable       Variable       Variable       Variable       Variable       Variable
                            Insurance      Insurance      Insurance      Insurance      Insurance      Insurance
                          Products Trust Products Trust Products Trust Products Trust     Trust          Trust
                           Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                          -------------- -------------- -------------- -------------- -------------- --------------
                            Templeton
                            Developing     Templeton      Templeton      Templeton
                             Markets        Foreign     Global Income      Growth          VIT       VIT Growth and
                            Securities     Securities     Securities     Securities   Capital Growth     Income
                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value  $50,314,384    $240,017,725    $3,586,965     $3,731,455      $39,620       $9,742,508
Due from Allstate Life
 Insurance Company.......           --              --            --             --           --               --
                           -----------    ------------    ----------     ----------      -------       ----------
    Total assets.........  $50,314,384    $240,017,725    $3,586,965     $3,731,455      $39,620       $9,742,508
                           ===========    ============    ==========     ==========      =======       ==========
NET ASSETS
Accumulation units.......  $50,060,366    $239,927,488    $3,505,424     $3,731,455      $39,620       $9,742,508
Contracts in payout
 (annuitization) period..      254,018          90,237        81,541             --           --               --
                           -----------    ------------    ----------     ----------      -------       ----------
    Total net assets.....  $50,314,384    $240,017,725    $3,586,965     $3,731,455      $39,620       $9,742,508
                           ===========    ============    ==========     ==========      =======       ==========
FUND SHARE
 INFORMATION
Number of shares.........    3,144,649      11,852,727       214,531        241,675        3,112          777,535
                           ===========    ============    ==========     ==========      =======       ==========
Cost of investments......  $34,009,666    $188,952,359    $3,079,650     $3,115,320      $35,699       $9,943,535
                           ===========    ============    ==========     ==========      =======       ==========
ACCUMULATION UNIT
 VALUE
    Lowest...............  $     26.79    $      14.16    $    16.17     $    14.68      $  8.40       $    12.19
                           ===========    ============    ==========     ==========      =======       ==========
    Highest..............  $     42.26    $      23.79    $    22.19     $    20.99      $ 12.63       $    13.80
                           ===========    ============    ==========     ==========      =======       ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                          Goldman Sachs Goldman Sachs Goldman Sachs Goldman Sachs
                            Variable      Variable      Variable      Variable                      Janus
                            Insurance     Insurance     Insurance     Insurance      Janus       Aspen Series
                              Trust         Trust         Trust         Trust     Aspen Series (Service Shares)
                           Sub-Account   Sub-Account   Sub-Account   Sub-Account  Sub-Account    Sub-Account
                          ------------- ------------- ------------- ------------- ------------ ----------------
                                             VIT           VIT           VIT
                                          Strategic    Structured    Structured
                               VIT      International   Small Cap    U.S. Equity     Forty      Foreign Stock
                          Mid Cap Value    Equity      Equity Fund      Fund       Portfolio   (Service Shares)
                          ------------- ------------- ------------- ------------- ------------ ----------------
ASSETS
Investments at fair value  $ 8,994,631     $6,486      $19,318,999   $14,181,637    $23,167        $54,304
Due from Allstate Life
 Insurance Company.......           --         --               --            --         --             --
                           -----------     ------      -----------   -----------    -------        -------
    Total assets.........  $ 8,994,631     $6,486      $19,318,999   $14,181,637    $23,167        $54,304
                           ===========     ======      ===========   ===========    =======        =======
NET ASSETS
Accumulation units.......  $ 8,994,631     $6,486      $19,318,999   $14,181,637    $23,167        $54,304
Contracts in payout
 (annuitization) period..           --         --               --            --         --             --
                           -----------     ------      -----------   -----------    -------        -------
    Total net assets.....  $ 8,994,631     $6,486      $19,318,999   $14,181,637    $23,167        $54,304
                           ===========     ======      ===========   ===========    =======        =======
FUND SHARE
 INFORMATION
Number of shares.........      641,557        471        1,803,828     1,077,632        563          2,842
                           ===========     ======      ===========   ===========    =======        =======
Cost of investments......  $10,213,791     $4,883      $25,405,290   $14,293,363    $12,161        $32,779
                           ===========     ======      ===========   ===========    =======        =======
ACCUMULATION UNIT
 VALUE
    Lowest...............  $     12.79     $16.36      $     10.00   $      9.43    $ 18.39        $ 22.14
                           ===========     ======      ===========   ===========    =======        =======
    Highest..............  $     26.83     $16.36      $     17.18   $     13.07    $ 18.39        $ 22.14
                           ===========     ======      ===========   ===========    =======        =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                             Lazard       Legg Mason        Legg Mason
                           Retirement  Partners Variable Partners Variable Lord Abbett  Lord Abbett   Lord Abbett
                          Series, Inc. Portfolios I, Inc Portfolios I, Inc Series Fund  Series Fund   Series Fund
                          Sub-Account     Sub-Account       Sub-Account    Sub-Account  Sub-Account   Sub-Account
                          ------------ ----------------- ----------------- ----------- -------------- -----------
                                          Legg Mason        Legg Mason
                                           Variable          Variable
                            Emerging      Fundamental        Investors                                Growth and
                            Markets     Value Portfolio     Portfolio I     All Value  Bond-Debenture   Income
                          ------------ ----------------- ----------------- ----------- -------------- -----------
ASSETS
Investments at fair value   $21,197         $7,813            $10,104      $15,379,877  $41,844,986   $50,506,009
Due from Allstate Life
 Insurance Company.......        --             --                 --               --           --            --
                            -------         ------            -------      -----------  -----------   -----------
    Total assets.........   $21,197         $7,813            $10,104      $15,379,877  $41,844,986   $50,506,009
                            =======         ======            =======      ===========  ===========   ===========
NET ASSETS
Accumulation units.......   $21,197         $7,813            $10,104      $15,357,187  $41,801,830   $50,404,292
Contracts in payout
 (annuitization) period..        --             --                 --           22,690       43,156       101,717
                            -------         ------            -------      -----------  -----------   -----------
    Total net assets.....   $21,197         $7,813            $10,104      $15,379,877  $41,844,986   $50,506,009
                            =======         ======            =======      ===========  ===========   ===========
FUND SHARE
 INFORMATION
Number of shares.........       827            360                612          913,294    3,555,224     1,809,603
                            =======         ======            =======      ===========  ===========   ===========
Cost of investments......   $11,291         $8,617            $ 8,073      $13,982,461  $42,729,006   $50,929,955
                            =======         ======            =======      ===========  ===========   ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............   $ 52.99         $ 9.50            $ 13.68      $     13.16  $     11.24   $     12.58
                            =======         ======            =======      ===========  ===========   ===========
    Highest..............   $ 52.99         $ 9.50            $ 13.68      $     13.74  $     11.73   $     13.14
                            =======         ======            =======      ===========  ===========   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                           MFS Variable MFS Variable  MFS Variable   MFS Variable
                                  Lord Abbett  Lord Abbett  Insurance    Insurance      Insurance     Insurance
                                  Series Fund  Series Fund    Trust        Trust          Trust         Trust
                                  Sub-Account  Sub-Account Sub-Account  Sub-Account    Sub-Account   Sub-Account
                                 ------------- ----------- ------------ ------------ --------------- ------------
                                    Growth       Mid-Cap   MFS Emerging     MFS            MFS         MFS New
                                 Opportunities    Value       Growth    High Income  Investors Trust  Discovery
                                 ------------- ----------- ------------ ------------ --------------- ------------
ASSETS
Investments at fair value.......  $20,968,977  $52,146,820  $1,718,438    $729,333     $3,170,936     $3,079,926
Due from Allstate Life Insurance
 Company........................           --           --          --          --             --             --
                                  -----------  -----------  ----------    --------     ----------     ----------
    Total assets................  $20,968,977  $52,146,820  $1,718,438    $729,333     $3,170,936     $3,079,926
                                  ===========  ===========  ==========    ========     ==========     ==========
NET ASSETS
Accumulation units..............  $20,966,767  $51,913,700  $1,712,622    $729,333     $3,170,936     $3,079,926
Contracts in payout
 (annuitization) period.........        2,210      233,120       5,816          --             --             --
                                  -----------  -----------  ----------    --------     ----------     ----------
    Total net assets............  $20,968,977  $52,146,820  $1,718,438    $729,333     $3,170,936     $3,079,926
                                  ===========  ===========  ==========    ========     ==========     ==========
FUND SHARE
 INFORMATION
Number of shares................    1,283,291    2,759,091      68,710      76,611        134,819        185,203
                                  ===========  ===========  ==========    ========     ==========     ==========
Cost of investments.............  $19,028,150  $58,591,218  $1,789,437    $734,270     $2,357,388     $2,759,712
                                  ===========  ===========  ==========    ========     ==========     ==========
ACCUMULATION UNIT
 VALUE
    Lowest......................  $     14.09  $     12.53  $     6.66    $  12.81     $    10.37     $     9.61
                                  ===========  ===========  ==========    ========     ==========     ==========
    Highest.....................  $     14.69  $     13.08  $    16.95    $  13.25     $    12.56     $    19.72
                                  ===========  ===========  ==========    ========     ==========     ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                                   MFS Variable    MFS Variable    MFS Variable
                          MFS Variable MFS Variable MFS Variable     Insurance       Insurance       Insurance
                           Insurance    Insurance     Insurance        Trust           Trust           Trust
                             Trust        Trust         Trust     (Service Class) (Service Class) (Service Class)
                          Sub-Account  Sub-Account   Sub-Account    Sub-Account     Sub-Account     Sub-Account
                          ------------ ------------ ------------- --------------- --------------- ---------------
                                                                   MFS Emerging    MFS Investors      MFS New
                              MFS      MFS Research                   Growth           Trust         Discovery
                            Research       Bond     MFS Utilities (Service Class) (Service Class) (Service Class)
                          ------------ ------------ ------------- --------------- --------------- ---------------
ASSETS
Investments at fair value  $1,184,782   $2,205,307    $442,197       $535,531        $675,797        $738,883
Due from Allstate Life
 Insurance Company.......          --           --          --             --              --              --
                           ----------   ----------    --------       --------        --------        --------
    Total assets.........  $1,184,782   $2,205,307    $442,197       $535,531        $675,797        $738,883
                           ==========   ==========    ========       ========        ========        ========
NET ASSETS
Accumulation units.......  $1,184,782   $2,205,307    $442,197       $535,531        $675,797        $738,883
Contracts in payout
 (annuitization) period..          --           --          --             --              --              --
                           ----------   ----------    --------       --------        --------        --------
    Total net assets.....  $1,184,782   $2,205,307    $442,197       $535,531        $675,797        $738,883
                           ==========   ==========    ========       ========        ========        ========
FUND SHARE
 INFORMATION
Number of shares.........      58,421      190,113      12,825         21,761          28,893          45,302
                           ==========   ==========    ========       ========        ========        ========
Cost of investments......  $1,065,816   $2,204,547    $332,794       $345,949        $456,591        $601,890
                           ==========   ==========    ========       ========        ========        ========
ACCUMULATION UNIT
 VALUE
    Lowest...............  $     8.87   $    14.37    $  22.04       $   9.98        $  11.16        $  10.05
                           ==========   ==========    ========       ========        ========        ========
    Highest..............  $    11.58   $    14.86    $  22.75       $  15.94        $  14.66        $  14.04
                           ==========   ==========    ========       ========        ========        ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------


                           MFS Variable    MFS Variable   Morgan Stanley Morgan Stanley  Morgan Stanley Morgan Stanley
                             Insurance       Insurance       Variable       Variable        Variable       Variable
                               Trust           Trust        Investment     Investment      Investment     Investment
                          (Service Class) (Service Class)     Series         Series          Series         Series
                            Sub-Account     Sub-Account    Sub-Account     Sub-Account    Sub-Account    Sub-Account
                          --------------- --------------- -------------- --------------- -------------- --------------
                           MFS Research    MFS Utilities    Aggressive                                     European
                          (Service Class) (Service Class)     Equity     Dividend Growth     Equity         Growth
                          --------------- --------------- -------------- --------------- -------------- --------------
ASSETS
Investments at fair value    $456,241       $2,074,790     $24,269,228   $  343,677,242   $314,112,622   $117,876,939
Due from Allstate Life
 Insurance Company.......          --               --              --               --             --             --
                             --------       ----------     -----------   --------------   ------------   ------------
    Total assets.........    $456,241       $2,074,790     $24,269,228   $  343,677,242   $314,112,622   $117,876,939
                             ========       ==========     ===========   ==============   ============   ============
NET ASSETS
Accumulation units.......    $456,241       $2,074,790     $24,230,913   $  339,458,356   $311,691,678   $117,084,196
Contracts in payout
 (annuitization) period..          --               --          38,315        4,218,886      2,420,944        792,743
                             --------       ----------     -----------   --------------   ------------   ------------
    Total net assets.....    $456,241       $2,074,790     $24,269,228   $  343,677,242   $314,112,622   $117,876,939
                             ========       ==========     ===========   ==============   ============   ============
FUND SHARE
 INFORMATION
Number of shares.........      22,631           60,826       1,365,742       20,204,423      8,916,055      4,088,690
                             ========       ==========     ===========   ==============   ============   ============
Cost of investments......    $302,811       $1,263,482     $17,886,208   $1,245,755,950   $280,177,089   $ 71,569,526
                             ========       ==========     ===========   ==============   ============   ============
ACCUMULATION UNIT
 VALUE
    Lowest...............    $  10.92       $    17.77     $     10.11   $        11.60   $       9.42   $      12.72
                             ========       ==========     ===========   ==============   ============   ============
    Highest..............    $  15.76       $    24.54     $     15.97   $        44.09   $     125.26   $      60.50
                             ========       ==========     ===========   ==============   ============   ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                          Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley
                             Variable       Variable       Variable       Variable       Variable       Variable
                            Investment     Investment     Investment     Investment     Investment     Investment
                              Series         Series         Series         Series         Series         Series
                           Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                          -------------- -------------- -------------- -------------- -------------- --------------
                                             Global
                              Global        Dividend                                     Limited
                            Advantage        Growth       High Yield   Income Builder    Duration     Money Market
                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value  $13,341,938    $126,523,044   $20,550,619    $26,172,805    $24,656,382    $103,652,610
Due from Allstate Life
 Insurance Company.......           --              --            --             --             --              --
                           -----------    ------------   -----------    -----------    -----------    ------------
    Total assets.........  $13,341,938    $126,523,044   $20,550,619    $26,172,805    $24,656,382    $103,652,610
                           ===========    ============   ===========    ===========    ===========    ============
NET ASSETS
Accumulation units.......  $13,337,649    $125,446,478   $20,283,858    $26,137,698    $24,616,596    $102,475,836
Contracts in payout
 (annuitization) period..        4,289       1,076,566       266,761         35,107         39,786       1,176,774
                           -----------    ------------   -----------    -----------    -----------    ------------
    Total net assets.....  $13,341,938    $126,523,044   $20,550,619    $26,172,805    $24,656,382    $103,652,610
                           ===========    ============   ===========    ===========    ===========    ============
FUND SHARE
 INFORMATION
Number of shares.........    1,123,059       7,499,884    18,186,388      2,035,210      2,659,804     103,652,610
                           ===========    ============   ===========    ===========    ===========    ============
Cost of investments......  $10,318,684    $ 98,918,904   $30,325,073    $23,321,227    $26,216,867    $103,652,610
                           ===========    ============   ===========    ===========    ===========    ============
ACCUMULATION UNIT
 VALUE
    Lowest...............  $     10.06    $      15.43   $      5.04    $     14.06    $     11.12    $      10.47
                           ===========    ============   ===========    ===========    ===========    ============
    Highest..............  $     11.99    $      30.51   $     18.93    $     19.39    $     12.60    $      25.20
                           ===========    ============   ===========    ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                                                       Morgan Stanley   Morgan Stanley
                          Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley     Variable         Variable
                             Variable       Variable       Variable       Variable       Investment       Investment
                            Investment     Investment     Investment     Investment        Series           Series
                              Series         Series         Series         Series     (Class Y Shares) (Class Y Shares)
                           Sub-Account    Sub-Account    Sub-Account    Sub-Account     Sub-Account      Sub-Account
                          -------------- -------------- -------------- -------------- ---------------- ----------------
                                                                                         Aggressive        Dividend
                             Quality                                                       Equity           Growth
                           Income Plus   S&P 500 Index    Strategist     Utilities    (Class Y Shares) (Class Y Shares)
                          -------------- -------------- -------------- -------------- ---------------- ----------------
ASSETS
Investments at fair value  $145,176,554   $60,706,791    $204,331,069   $123,301,306    $28,037,294      $109,175,403
Due from Allstate Life
 Insurance Company.......            --            --              --             --             --                --
                           ------------   -----------    ------------   ------------    -----------      ------------
    Total assets.........  $145,176,554   $60,706,791    $204,331,069   $123,301,306    $28,037,294      $109,175,403
                           ============   ===========    ============   ============    ===========      ============
NET ASSETS
Accumulation units.......  $143,472,726   $60,384,744    $201,191,312   $121,604,362    $28,037,294      $109,081,509
Contracts in payout
 (annuitization) period..     1,703,828       322,047       3,139,757      1,696,944             --            93,894
                           ------------   -----------    ------------   ------------    -----------      ------------
    Total net assets.....  $145,176,554   $60,706,791    $204,331,069   $123,301,306    $28,037,294      $109,175,403
                           ============   ===========    ============   ============    ===========      ============
FUND SHARE
 INFORMATION
Number of shares.........    13,747,780     4,510,163      13,140,262      5,968,117      1,603,047         6,429,647
                           ============   ===========    ============   ============    ===========      ============
Cost of investments......  $144,910,052   $47,845,536    $197,940,414   $ 97,187,285    $17,788,788      $ 86,001,233
                           ============   ===========    ============   ============    ===========      ============
ACCUMULATION UNIT
 VALUE
    Lowest...............  $      13.25   $      9.86    $      12.84   $      11.82    $      9.60      $      11.13
                           ============   ===========    ============   ============    ===========      ============
    Highest..............  $      36.18   $     13.14    $      54.22   $      42.98    $     20.60      $      15.28
                           ============   ===========    ============   ============    ===========      ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                           Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley
                              Variable         Variable         Variable         Variable         Variable         Variable
                             Investment       Investment       Investment       Investment       Investment       Investment
                               Series           Series           Series           Series           Series           Series
                          (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                            Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                          ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
                                               European          Global           Global
                               Equity           Growth         Advantage     Dividend Growth     High Yield     Income Builder
                          (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                          ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at fair value   $103,270,648     $39,508,022      $10,007,415      $63,371,980      $22,673,134      $33,013,906
Due from Allstate Life
 Insurance Company.......             --              --               --               --               --               --
                            ------------     -----------      -----------      -----------      -----------      -----------
    Total assets.........   $103,270,648     $39,508,022      $10,007,415      $63,371,980      $22,673,134      $33,013,906
                            ============     ===========      ===========      ===========      ===========      ===========
NET ASSETS
Accumulation units.......   $103,231,859     $39,435,218      $10,007,415      $63,342,607      $22,673,134      $32,991,559
Contracts in payout
 (annuitization) period..         38,789          72,804               --           29,373               --           22,347
                            ------------     -----------      -----------      -----------      -----------      -----------
    Total net assets.....   $103,270,648     $39,508,022      $10,007,415      $63,371,980      $22,673,134      $33,013,906
                            ============     ===========      ===========      ===========      ===========      ===========
FUND SHARE
 INFORMATION
Number of shares.........      2,945,540       1,378,989          847,368        3,792,458       20,064,720        2,575,188
                            ============     ===========      ===========      ===========      ===========      ===========
Cost of investments......   $ 72,518,962     $23,949,369      $ 6,804,915      $49,711,858      $23,810,548      $28,386,741
                            ============     ===========      ===========      ===========      ===========      ===========
ACCUMULATION
 UNIT VALUE
    Lowest...............   $       8.82     $     12.18      $      9.61      $     14.78      $      6.00      $     12.92
                            ============     ===========      ===========      ===========      ===========      ===========
    Highest..............   $      18.27     $     22.00      $     19.75      $     19.46      $     14.17      $     15.34
                            ============     ===========      ===========      ===========      ===========      ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                           Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley
                              Variable         Variable         Variable         Variable         Variable         Variable
                             Investment       Investment       Investment       Investment       Investment       Investment
                               Series           Series           Series           Series           Series           Series
                          (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                            Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                          ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
                              Limited                           Quality
                              Duration       Money Market     Income Plus     S&P 500 Index      Strategist       Utilities
                          (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                          ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at fair value   $ 97,623,776     $97,838,003      $191,480,194     $138,928,002     $85,755,304      $30,831,101
Due from Allstate Life
 Insurance Company.......             --              --                --               --              --               --
                            ------------     -----------      ------------     ------------     -----------      -----------
    Total assets.........   $ 97,623,776     $97,838,003      $191,480,194     $138,928,002     $85,755,304      $30,831,101
                            ============     ===========      ============     ============     ===========      ===========
NET ASSETS
Accumulation units.......   $ 97,573,899     $97,780,094      $191,273,360     $138,908,931     $85,656,725      $30,731,495
Contracts in payout
 (annuitization) period..         49,877          57,909           206,834           19,071          98,579           99,606
                            ------------     -----------      ------------     ------------     -----------      -----------
    Total net assets.....   $ 97,623,776     $97,838,003      $191,480,194     $138,928,002     $85,755,304      $30,831,101
                            ============     ===========      ============     ============     ===========      ===========
FUND SHARE
 INFORMATION
Number of shares.........     10,542,524      97,838,003        18,167,001       10,398,803       5,521,913        1,493,032
                            ============     ===========      ============     ============     ===========      ===========
Cost of investments......   $103,885,234     $97,838,003      $190,504,255     $106,477,197     $82,892,803      $24,425,893
                            ============     ===========      ============     ============     ===========      ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............   $       9.82     $      9.99      $      11.10     $       9.31     $     12.35      $     10.74
                            ============     ===========      ============     ============     ===========      ===========
    Highest..............   $      11.60     $     11.07      $      14.67     $      16.03     $     16.91      $     21.65
                            ============     ===========      ============     ============     ===========      ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                          Neuberger & Berman Neuberger & Berman  Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer
                               Advisors           Advisors        Variable      Variable      Variable      Variable
                           Management Trust   Management Trust  Account Funds Account Funds Account Funds Account Funds
                             Sub-Account        Sub-Account      Sub-Account   Sub-Account   Sub-Account   Sub-Account
                          ------------------ ------------------ ------------- ------------- ------------- -------------
                                                                               Oppenheimer                 Oppenheimer
                             AMT Mid-Cap                         Oppenheimer     Capital     Oppenheimer     Global
                                Growth          AMT Partners      Balanced    Appreciation    Core Bond    Securities
                          ------------------ ------------------ ------------- ------------- ------------- -------------
ASSETS
Investments at fair value       $6,285            $120,187       $5,958,145    $11,166,153   $3,907,560    $11,553,325
Due from Allstate Life
 Insurance Company.......           --                  --               --             --           --             --
                                ------            --------       ----------    -----------   ----------    -----------
    Total assets.........       $6,285            $120,187       $5,958,145    $11,166,153   $3,907,560    $11,553,325
                                ======            ========       ==========    ===========   ==========    ===========
NET ASSETS
Accumulation units.......       $6,285            $120,187       $5,927,869    $11,166,153   $3,907,560    $11,553,325
Contracts in payout
 (annuitization) period..           --                  --           30,276             --           --             --
                                ------            --------       ----------    -----------   ----------    -----------
    Total net assets.....       $6,285            $120,187       $5,958,145    $11,166,153   $3,907,560    $11,553,325
                                ======            ========       ==========    ===========   ==========    ===========
FUND SHARE
 INFORMATION
Number of shares.........          221               5,787          363,080        236,671      353,306        315,665
                                ======            ========       ==========    ===========   ==========    ===========
Cost of investments......       $5,344            $108,576       $5,634,189    $ 8,807,968   $3,887,601    $ 8,597,080
                                ======            ========       ==========    ===========   ==========    ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............       $18.97            $  16.57       $    12.65    $      9.21   $    13.89    $     14.00
                                ======            ========       ==========    ===========   ==========    ===========
    Highest..............       $18.97            $  16.57       $    16.07    $     14.78   $    14.36    $     22.47
                                ======            ========       ==========    ===========   ==========    ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                                                                  Oppenheimer
                                                                                                    Variable
                           Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer   Account Funds
                            Variable      Variable      Variable      Variable       Variable    (Service Class
                          Account Funds Account Funds Account Funds Account Funds Account Funds     ("SC"))
                           Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account
                          ------------- ------------- ------------- ------------- -------------- --------------
                                                       Oppenheimer
                                                       Main Street
                           Oppenheimer   Oppenheimer    Small Cap    Oppenheimer   Oppenheimer    Oppenheimer
                           High Income   Main Street     Growth      MidCap Fund  Strategic Bond Balanced (SC)
                          ------------- ------------- ------------- ------------- -------------- --------------
ASSETS
Investments at fair value  $1,743,237    $6,185,794    $3,969,763    $1,930,781     $6,438,426    $39,597,630
Due from Allstate Life
 Insurance Company.......          --            --            --            --             --             --
                           ----------    ----------    ----------    ----------     ----------    -----------
    Total assets.........  $1,743,237    $6,185,794    $3,969,763    $1,930,781     $6,438,426    $39,597,630
                           ==========    ==========    ==========    ==========     ==========    ===========
NET ASSETS
Accumulation units.......  $1,743,237    $6,180,680    $3,969,763    $1,930,781     $6,438,426    $39,521,301
Contracts in payout
 (annuitization) period..          --         5,114            --            --             --         76,329
                           ----------    ----------    ----------    ----------     ----------    -----------
    Total net assets.....  $1,743,237    $6,185,794    $3,969,763    $1,930,781     $6,438,426    $39,597,630
                           ==========    ==========    ==========    ==========     ==========    ===========
FUND SHARE
 INFORMATION
Number of shares.........     219,275       241,538       218,119        35,709      1,157,990      2,432,287
                           ==========    ==========    ==========    ==========     ==========    ===========
Cost of investments......  $1,826,862    $4,790,016    $2,850,383    $1,675,511     $5,560,222    $38,442,177
                           ==========    ==========    ==========    ==========     ==========    ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............  $    12.96    $    10.00    $    20.42    $     5.68     $    15.03    $     15.26
                           ==========    ==========    ==========    ==========     ==========    ===========
    Highest..............  $    13.18    $    14.99    $    21.12    $    14.05     $    16.65    $     16.34
                           ==========    ==========    ==========    ==========     ==========    ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                             Oppenheimer     Oppenheimer     Oppenheimer     Oppenheimer     Oppenheimer    Oppenheimer
                              Variable         Variable       Variable         Variable        Variable       Variable
                            Account Funds   Account Funds   Account Funds   Account Funds   Account Funds  Account Funds
                           (Service Class   (Service Class (Service Class   (Service Class  (Service Class (Service Class
                               ("SC"))         ("SC"))         ("SC"))         ("SC"))         ("SC"))        ("SC"))
                             Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account    Sub-Account
                          ----------------- -------------- --------------- ---------------- -------------- --------------
                                                                                                            Oppenheimer
                             Oppenheimer                     Oppenheimer                     Oppenheimer    Main Street
                               Capital       Oppenheimer       Global        Oppenheimer         Main        Small Cap
                          Appreciation (SC) Core Bond (SC) Securities (SC) High Income (SC)  Street (SC)    Growth (SC)
                          ----------------- -------------- --------------- ---------------- -------------- --------------
ASSETS
Investments at fair value    $80,889,689     $56,223,013     $44,655,895     $37,113,479     $113,261,706   $48,609,506
Due from Allstate Life
 Insurance Company.......             --              --              --              --               --            --
                             -----------     -----------     -----------     -----------     ------------   -----------
    Total assets.........    $80,889,689     $56,223,013     $44,655,895     $37,113,479     $113,261,706   $48,609,506
                             ===========     ===========     ===========     ===========     ============   ===========
NET ASSETS
Accumulation units.......    $80,765,889     $56,215,511     $44,455,190     $36,746,524     $113,162,683   $48,359,692
Contracts in payout
 (annuitization) period..        123,800           7,502         200,705         366,955           99,023       249,814
                             -----------     -----------     -----------     -----------     ------------   -----------
    Total net assets.....    $80,889,689     $56,223,013     $44,655,895     $37,113,479     $113,261,706   $48,609,506
                             ===========     ===========     ===========     ===========     ============   ===========
FUND SHARE
 INFORMATION
Number of shares.........      1,729,151       5,120,493       1,231,207       4,703,863        4,462,636     2,696,035
                             ===========     ===========     ===========     ===========     ============   ===========
Cost of investments......    $63,385,186     $55,516,616     $36,146,218     $38,769,067     $ 91,215,163   $41,633,819
                             ===========     ===========     ===========     ===========     ============   ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............    $     15.00     $     10.44     $     21.51     $     13.95     $      15.47   $     19.35
                             ===========     ===========     ===========     ===========     ============   ===========
    Highest..............    $     16.04     $     10.88     $     22.96     $     14.93     $      16.65   $     20.71
                             ===========     ===========     ===========     ===========     ============   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                            Oppenheimer     Oppenheimer
                              Variable        Variable
                           Account Funds   Account Funds        PIMCO             PIMCO            PIMCO           PIMCO
                           (Service Class  (Service Class Advisors Variable Advisors Variable    Variable        Variable
                              ("SC"))         ("SC"))      Insurance Trust   Insurance Trust  Insurance Trust Insurance Trust
                            Sub-Account     Sub-Account      Sub-Account       Sub-Account      Sub-Account     Sub-Account
                          ---------------- -------------- ----------------- ----------------- --------------- ---------------
                                            Oppenheimer
                            Oppenheimer      Strategic                            OpCap
                          MidCap Fund (SC)   Bond (SC)     OpCap Balanced       Small Cap      Foreign Bond    Money Market
                          ---------------- -------------- ----------------- ----------------- --------------- ---------------
ASSETS
Investments at fair value   $21,103,907     $137,791,892       $9,542            $2,182           $3,321          $25,450
Due from Allstate Life
 Insurance Company.......            --               --           --                --               --               --
                            -----------     ------------       ------            ------           ------          -------
    Total assets.........   $21,103,907     $137,791,892       $9,542            $2,182           $3,321          $25,450
                            ===========     ============       ======            ======           ======          =======
NET ASSETS
Accumulation units.......   $21,103,907     $136,687,897       $9,542            $2,182           $3,321          $25,450
Contracts in payout
 (annuitization) period..            --        1,103,995           --                --               --               --
                            -----------     ------------       ------            ------           ------          -------
    Total net assets.....   $21,103,907     $137,791,892       $9,542            $2,182           $3,321          $25,450
                            ===========     ============       ======            ======           ======          =======
FUND SHARE
 INFORMATION
Number of shares.........       396,541       24,387,945          955                75              328           25,450
                            ===========     ============       ======            ======           ======          =======
Cost of investments......   $17,167,002     $124,310,517       $9,635            $2,158           $3,316          $25,450
                            ===========     ============       ======            ======           ======          =======
ACCUMULATION
 UNIT VALUE
    Lowest...............   $     16.19     $      14.07       $11.22            $18.08           $11.96          $ 10.63
                            ===========     ============       ======            ======           ======          =======
    Highest..............   $     17.24     $      15.14       $11.22            $18.08           $11.96          $ 10.63
                            ===========     ============       ======            ======           ======          =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                               PIMCO           PIMCO           PIMCO           PIMCO            PIMCO
                             Variable        Variable        Variable         Variable         Variable         Putnam
                          Insurance Trust Insurance Trust Insurance Trust Insurance Trust  Insurance Trust  Variable Trust
                            Sub-Account     Sub-Account     Sub-Account     Sub-Account      Sub-Account     Sub-Account
                          --------------- --------------- --------------- ---------------- ---------------- --------------
                                             PIMCO VIT       PIMCO VIT
                                             Commodity       Emerging        PIMCO VIT        PIMCO VIT      VT American
                            PIMCO Total     Real Return    Markets Bond     Real Return      Total Return     Government
                              Return         Strategy     (Admin Shares)  (Advisor Shares) (Advisor Shares)     Income
                          --------------- --------------- --------------- ---------------- ---------------- --------------
ASSETS
Investments at fair value     $15,362       $2,598,863       $740,041        $9,822,520      $23,861,614     $47,951,141
Due from Allstate Life
 Insurance Company.......          --               --             --                --               --              --
                              -------       ----------       --------        ----------      -----------     -----------
    Total assets.........     $15,362       $2,598,863       $740,041        $9,822,520      $23,861,614     $47,951,141
                              =======       ==========       ========        ==========      ===========     ===========
NET ASSETS
Accumulation units.......     $15,362       $2,598,863       $740,041        $9,822,520      $23,861,614     $47,432,615
Contracts in payout
 (annuitization) period..          --               --             --                --               --         518,526
                              -------       ----------       --------        ----------      -----------     -----------
    Total net assets.....     $15,362       $2,598,863       $740,041        $9,822,520      $23,861,614     $47,951,141
                              =======       ==========       ========        ==========      ===========     ===========
FUND SHARE
 INFORMATION
Number of shares.........       1,464          194,671         54,136           781,426        2,274,701       4,101,894
                              =======       ==========       ========        ==========      ===========     ===========
Cost of investments......     $15,134       $2,331,573       $747,692        $9,409,032      $22,991,112     $47,546,078
                              =======       ==========       ========        ==========      ===========     ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............     $ 12.67       $    11.34       $  10.98        $    10.90      $     10.86     $      7.39
                              =======       ==========       ========        ==========      ===========     ===========
    Highest..............     $ 12.67       $    11.57       $  11.20        $    11.07      $     11.08     $     14.47
                              =======       ==========       ========        ==========      ===========     ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                              Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                          Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                           Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                          -------------- -------------- -------------- -------------- -------------- --------------
                                                                                                     VT The George
                            VT Capital     VT Capital    VT Discovery  VT Diversified   VT Equity     Putnam Fund
                           Appreciation  Opportunities      Growth         Income         Income       of Boston
                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value  $13,117,604     $6,343,831    $16,058,615    $71,147,952    $35,170,869    $176,034,706
Due from Allstate Life
 Insurance Company.......           --             --             --             --             --              --
                           -----------     ----------    -----------    -----------    -----------    ------------
    Total assets.........  $13,117,604     $6,343,831    $16,058,615    $71,147,952    $35,170,869    $176,034,706
                           ===========     ==========    ===========    ===========    ===========    ============
NET ASSETS
Accumulation units.......  $13,083,170     $6,343,831    $16,000,085    $70,921,645    $35,013,493    $175,540,298
Contracts in payout
 (annuitization) period..       34,434             --         58,530        226,307        157,376         494,408
                           -----------     ----------    -----------    -----------    -----------    ------------
    Total net assets.....  $13,117,604     $6,343,831    $16,058,615    $71,147,952    $35,170,869    $176,034,706
                           ===========     ==========    ===========    ===========    ===========    ============
FUND SHARE
 INFORMATION
Number of shares.........    1,601,661        441,157      2,703,470      8,177,926      2,349,423      16,017,717
                           ===========     ==========    ===========    ===========    ===========    ============
Cost of investments......  $12,646,139     $6,927,113    $12,066,920    $71,630,087    $31,303,572    $170,714,611
                           ===========     ==========    ===========    ===========    ===========    ============
ACCUMULATION UNIT
 VALUE
    Lowest...............  $      8.46     $    15.98    $      5.71    $     13.80    $     15.88    $      12.12
                           ===========     ==========    ===========    ===========    ===========    ============
    Highest..............  $      9.32     $    17.03    $     15.50    $     15.64    $     16.93    $      14.68
                           ===========     ==========    ===========    ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                              Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                          Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                           Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                          -------------- -------------- -------------- -------------- -------------- --------------
                                VT
                           Global Asset    VT Global    VT Growth and    VT Growth      VT Health
                            Allocation       Equity         Income     Opportunities     Sciences    VT High Yield
                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value  $49,585,162    $53,911,479    $410,138,082   $17,940,105    $51,583,300    $84,132,469
Due from Allstate Life
 Insurance Company.......           --             --              --            --             --             --
                           -----------    -----------    ------------   -----------    -----------    -----------
    Total assets.........  $49,585,162    $53,911,479    $410,138,082   $17,940,105    $51,583,300    $84,132,469
                           ===========    ===========    ============   ===========    ===========    ===========
NET ASSETS
Accumulation units.......  $49,498,939    $53,833,207    $409,347,273   $17,868,064    $51,552,924    $83,937,335
Contracts in payout
 (annuitization) period..       86,223         78,272         790,809        72,041         30,376        195,134
                           -----------    -----------    ------------   -----------    -----------    -----------
    Total net assets.....  $49,585,162    $53,911,479    $410,138,082   $17,940,105    $51,583,300    $84,132,469
                           ===========    ===========    ============   ===========    ===========    ===========
FUND SHARE
 INFORMATION
Number of shares.........    2,927,105      3,723,168      17,739,536     3,250,019      3,846,629     11,384,637
                           ===========    ===========    ============   ===========    ===========    ===========
Cost of investments......  $43,706,873    $56,765,917    $427,835,007   $20,508,601    $45,932,853    $86,426,650
                           ===========    ===========    ============   ===========    ===========    ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............  $     11.03    $      7.16    $      10.61   $      4.52    $      9.72    $     12.99
                           ===========    ===========    ============   ===========    ===========    ===========
    Highest..............  $     16.10    $     11.64    $      16.43   $     11.73    $     13.38    $     16.51
                           ===========    ===========    ============   ===========    ===========    ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                              Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                          Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                           Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                          -------------- -------------- -------------- -------------- -------------- --------------
                                                              VT             VT
                                               VT       International  International
                                         International    Growth and        New                            VT
                            VT Income        Equity         Income     Opportunities   VT Investors  Mid Cap Value
                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value  $200,710,810   $314,633,926   $65,687,567    $39,491,751    $128,940,979   $16,546,732
Due from Allstate Life
 Insurance Company.......            --             --            --             --              --            --
                           ------------   ------------   -----------    -----------    ------------   -----------
    Total assets.........  $200,710,810   $314,633,926   $65,687,567    $39,491,751    $128,940,979   $16,546,732
                           ============   ============   ===========    ===========    ============   ===========
NET ASSETS
Accumulation units.......  $199,896,193   $314,209,656   $65,611,171    $39,485,755    $128,717,076   $16,539,577
Contracts in payout
 (annuitization) period..       814,617        424,270        76,396          5,996         223,903         7,155
                           ------------   ------------   -----------    -----------    ------------   -----------
    Total net assets.....  $200,710,810   $314,633,926   $65,687,567    $39,491,751    $128,940,979   $16,546,732
                           ============   ============   ===========    ===========    ============   ===========
FUND SHARE
 INFORMATION
Number of shares.........    15,942,082     16,594,616     3,985,896      1,928,308      11,173,395     1,012,033
                           ============   ============   ===========    ===========    ============   ===========
Cost of investments......  $198,682,257   $261,990,372   $54,749,007    $28,099,349    $134,817,550   $15,456,621
                           ============   ============   ===========    ===========    ============   ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............  $      10.96   $      11.48   $     15.18    $      7.66    $       6.92   $     17.72
                           ============   ============   ===========    ===========    ============   ===========
    Highest..............  $      14.29   $      23.07   $     22.20    $     15.81    $      16.43   $     18.89
                           ============   ============   ===========    ===========    ============   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                              Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                          Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                           Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                          -------------- -------------- -------------- -------------- -------------- --------------
                                                                          VT OTC &
                                VT           VT New                       Emerging                    VT Small Cap
                           Money Market  Opportunities   VT New Value      Growth      VT Research       Value
                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value  $157,819,289   $ 91,485,033   $164,993,303   $26,995,126    $66,807,840    $109,013,566
Due from Allstate Life
 Insurance Company.......            --             --             --            --             --              --
                           ------------   ------------   ------------   -----------    -----------    ------------
    Total assets.........  $157,819,289   $ 91,485,033   $164,993,303   $26,995,126    $66,807,840    $109,013,566
                           ============   ============   ============   ===========    ===========    ============
NET ASSETS
Accumulation units.......  $157,330,117   $ 91,256,651   $164,701,492   $26,972,101    $66,562,803    $108,879,549
Contracts in payout
 (annuitization) period..       489,172        228,382        291,811        23,025        245,037         134,017
                           ------------   ------------   ------------   -----------    -----------    ------------
    Total net assets.....  $157,819,289   $ 91,485,033   $164,993,303   $26,995,126    $66,807,840    $109,013,566
                           ============   ============   ============   ===========    ===========    ============
FUND SHARE
 INFORMATION
Number of shares.........   157,819,289      4,317,368     10,562,952     3,304,177      5,084,310       5,814,057
                           ============   ============   ============   ===========    ===========    ============
Cost of investments......  $157,819,289   $116,714,390   $157,705,403   $34,373,959    $61,852,665    $ 99,721,722
                           ============   ============   ============   ===========    ===========    ============
ACCUMULATION UNIT
 VALUE
    Lowest...............  $       9.95   $       5.25   $      11.36   $      2.62    $      8.23    $      13.47
                           ============   ============   ============   ===========    ===========    ============
    Highest..............  $      11.91   $      17.96   $      18.78   $      6.50    $     15.82    $      25.13
                           ============   ============   ============   ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                            Putnam         Putnam         Putnam         Rydex       STI Classic    STI Classic
                        Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                         Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                        -------------- -------------- -------------- -------------- -------------- --------------
                              VT                                                      STI Clasic     STI Clasic
                          Utilities                                                   Large Cap      Large Cap
                          Growth and                                                 Core Equity    Growth Stock
                            Income        VT Vista      VT Voyager     Rydex OTC         Fund           Fund
                        -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair
 value.................  $48,605,427    $68,836,580    $244,632,021      $6,615       $3,650,181    $15,510,006
Due from Allstate Life
 Insurance
 Company...............           --             --              --          --               --             --
                         -----------    -----------    ------------      ------       ----------    -----------
    Total assets.......  $48,605,427    $68,836,580    $244,632,021      $6,615       $3,650,181    $15,510,006
                         ===========    ===========    ============      ======       ==========    ===========
NET ASSETS
Accumulation units.....  $48,470,441    $68,697,493    $244,260,764      $6,615       $3,650,181    $15,389,444
Contracts in payout
 (annuitization)
 period................      134,986        139,087         371,257          --               --        120,562
                         -----------    -----------    ------------      ------       ----------    -----------
    Total net assets...  $48,605,427    $68,836,580    $244,632,021      $6,615       $3,650,181    $15,510,006
                         ===========    ===========    ============      ======       ==========    ===========
FUND SHARE
 INFORMATION
Number of shares.......    2,322,285      4,510,916       7,709,802         365          296,281        848,933
                         ===========    ===========    ============      ======       ==========    ===========
Cost of investments....  $33,747,173    $68,017,655    $287,754,361      $5,241       $3,265,067    $14,038,164
                         ===========    ===========    ============      ======       ==========    ===========
ACCUMULATION
 UNIT VALUE
    Lowest.............  $     14.26    $      6.50    $       6.08      $15.19       $    12.07    $      9.79
                         ===========    ===========    ============      ======       ==========    ===========
    Highest............  $     27.01    $     18.86    $      14.63      $15.19       $    15.73    $     26.21
                         ===========    ===========    ============      ======       ==========    ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                                     The Universal  The Universal  The Universal
                         STI Classic    STI Classic    STI Classic   Institutional  Institutional  Institutional
                        Variable Trust Variable Trust Variable Trust  Funds, Inc.    Funds, Inc.    Funds, Inc.
                         Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                        -------------- -------------- -------------- -------------- -------------- --------------
                          STI Large         STI                        Van Kampen
                          Cap Value     Mid-Cap Core  STI Small Cap   UIF Emerging  Van Kampen UIF Van Kampen UIF
                            Equity      Equity Fund    Value Equity  Markets Equity Equity Growth   Fixed Income
                        -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair
 value.................  $15,457,397     $5,835,242     $7,959,818    $66,623,063    $55,126,376     $1,772,824
Due from Allstate Life
 Insurance
 Company...............           --             --             --             --             --             --
                         -----------     ----------     ----------    -----------    -----------     ----------
    Total assets.......  $15,457,397     $5,835,242     $7,959,818    $66,623,063    $55,126,376     $1,772,824
                         ===========     ==========     ==========    ===========    ===========     ==========
NET ASSETS
Accumulation units.....  $15,200,638     $5,795,959     $7,920,953    $66,380,514    $55,073,061     $1,772,824
Contracts in payout
 (annuitization)
 period................      256,759         39,283         38,865        242,549         53,315             --
                         -----------     ----------     ----------    -----------    -----------     ----------
    Total net assets...  $15,457,397     $5,835,242     $7,959,818    $66,623,063    $55,126,376     $1,772,824
                         ===========     ==========     ==========    ===========    ===========     ==========
FUND SHARE
 INFORMATION
Number of shares.......      859,222        479,478        623,322      2,745,079      2,743,971        153,094
                         ===========     ==========     ==========    ===========    ===========     ==========
Cost of investments....  $11,887,616     $5,600,963     $8,679,296    $35,778,236    $40,890,473     $1,724,070
                         ===========     ==========     ==========    ===========    ===========     ==========
ACCUMULATION
 UNIT VALUE
    Lowest.............  $     13.18     $    11.46     $    18.28    $     22.64    $      8.69     $    11.94
                         ===========     ==========     ==========    ===========    ===========     ==========
    Highest............  $     24.65     $    21.81     $    30.07    $     38.60    $     16.13     $    14.62
                         ===========     ==========     ==========    ===========    ===========     ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                        The Universal The Universal  The Universal  The Universal  The Universal The Universal
                        Institutional Institutional  Institutional  Institutional  Institutional Institutional
                         Funds, Inc.   Funds, Inc.    Funds, Inc.    Funds, Inc.    Funds, Inc.   Funds, Inc.
                         Sub-Account   Sub-Account    Sub-Account    Sub-Account    Sub-Account   Sub-Account
                        ------------- -------------- -------------- -------------- ------------- -------------
                                                                                    Van Kampen
                         Van Kampen                  Van Kampen UIF                  UIF U.S.     Van Kampen
                         UIF Global     Van Kampen   International  Van Kampen UIF    Mid Cap      UIF U.S.
                        Value Equity  UIF High Yield     Magnum     Mid Cap Growth     Value      Real Estate
                        ------------- -------------- -------------- -------------- ------------- -------------
ASSETS
Investments at fair
 value.................    $49,697        $8,984      $38,583,548    $38,131,515   $116,996,415   $46,609,395
Due from Allstate Life
 Insurance Company.....         --            --               --             --             --            --
                           -------        ------      -----------    -----------   ------------   -----------
    Total assets.......    $49,697        $8,984      $38,583,548    $38,131,515   $116,996,415   $46,609,395
                           =======        ======      ===========    ===========   ============   ===========
NET ASSETS
Accumulation units.....    $49,697        $8,984      $38,496,691    $38,131,515   $116,865,931   $46,549,209
Contracts in payout
 (annuitization) period         --            --           86,857             --        130,484        60,186
                           -------        ------      -----------    -----------   ------------   -----------
    Total net assets...    $49,697        $8,984      $38,583,548    $38,131,515   $116,996,415   $46,609,395
                           =======        ======      ===========    ===========   ============   ===========
FUND SHARE
 INFORMATION
Number of shares.......      3,019           698        2,660,934      2,615,330      6,122,261     2,113,805
                           =======        ======      ===========    ===========   ============   ===========
Cost of investments....    $40,134        $4,918      $30,863,847    $26,240,643   $ 94,242,153   $36,405,495
                           =======        ======      ===========    ===========   ============   ===========
ACCUMULATION
 UNIT VALUE
    Lowest.............    $ 13.78        $13.94      $     12.68    $     17.73   $      13.78   $     20.13
                           =======        ======      ===========    ===========   ============   ===========
    Highest............    $ 16.90        $13.94      $     18.38    $     21.58   $      21.83   $     33.35
                           =======        ======      ===========    ===========   ============   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                        The Universal The Universal  The Universal  The Universal  The Universal
                          The Universal Institutional Institutional  Institutional  Institutional  Institutional
                          Institutional  Funds, Inc.   Funds, Inc.    Funds, Inc.    Funds, Inc.    Funds, Inc.
                           Funds, Inc.   (Class II)     (Class II)     (Class II)     (Class II)    (Class II)
                           Sub-Account   Sub-Account   Sub-Account    Sub-Account    Sub-Account    Sub-Account
                          ------------- ------------- -------------- -------------- -------------- -------------
                                         Van Kampen     Van Kampen     Van Kampen                   Van Kampen
                                        UIF Emerging   UIF Emerging  UIF Equity and Van Kampen UIF  UIF Global
                           Van Kampen   Markets Debt  Markets Equity     Income     Equity Growth    Franchise
                            UIF Value    (Class II)     (Class II)     (Class II)     (Class II)    (Class II)
                          ------------- ------------- -------------- -------------- -------------- -------------
ASSETS
Investments at fair value   $252,445     $28,785,587   $41,679,273    $81,720,778    $18,704,531   $119,171,274
Due from Allstate Life
 Insurance Company.......         --              --            --             --             --             --
                            --------     -----------   -----------    -----------    -----------   ------------
    Total assets.........   $252,445     $28,785,587   $41,679,273    $81,720,778    $18,704,531   $119,171,274
                            ========     ===========   ===========    ===========    ===========   ============
NET ASSETS
Accumulation units.......   $252,445     $28,669,162   $41,676,374    $81,534,445    $18,681,221   $118,678,774
Contracts in payout
 (annuitization) period..         --         116,425         2,899        186,333         23,310        492,500
                            --------     -----------   -----------    -----------    -----------   ------------
    Total net assets.....   $252,445     $28,785,587   $41,679,273    $81,720,778    $18,704,531   $119,171,274
                            ========     ===========   ===========    ===========    ===========   ============
FUND SHARE
 INFORMATION
Number of shares.........     19,168       3,390,528     1,718,733      5,544,150        940,872      6,587,688
                            ========     ===========   ===========    ===========    ===========   ============
Cost of investments......   $242,395     $29,081,927   $24,718,293    $74,876,852    $12,839,816   $101,164,466
                            ========     ===========   ===========    ===========    ===========   ============
ACCUMULATION UNIT
 VALUE
    Lowest...............   $  12.48     $     14.70   $     42.19    $     12.60    $     14.40   $      15.23
                            ========     ===========   ===========    ===========    ===========   ============
    Highest..............   $  16.40     $     19.29   $     44.88    $     15.37    $     17.43   $      19.59
                            ========     ===========   ===========    ===========    ===========   ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                          The Universal The Universal The Universal  The Universal  The Universal Van Kampen
                          Institutional Institutional Institutional  Institutional  Institutional    Life
                           Funds, Inc.   Funds, Inc.   Funds, Inc.    Funds, Inc.    Funds, Inc.  Investment
                           (Class II)    (Class II)     (Class II)     (Class II)    (Class II)      Trust
                           Sub-Account   Sub-Account   Sub-Account    Sub-Account    Sub-Account  Sub-Account
                          ------------- ------------- -------------- -------------- ------------- -----------
                           Van Kampen
                            UIF Int'l    Van Kampen   Van Kampen UIF Van Kampen UIF  Van Kampen
                             Growth      UIF Mid Cap  Small Company   U.S. Mid Cap    UIF U.S.
                             Equity        Growth         Growth         Value       Real Estate      LIT
                           (Class II)    (Class II)     (Class II)     (Class II)    (Class II)    Comstock
                          ------------- ------------- -------------- -------------- ------------- -----------
ASSETS
Investments at fair value  $5,211,827    $62,806,775   $23,183,819    $79,805,730    $88,471,741  $78,669,661
Due from Allstate Life
 Insurance Company.......          --             --            --             --             --           --
                           ----------    -----------   -----------    -----------    -----------  -----------
    Total assets.........  $5,211,827    $62,806,775   $23,183,819    $79,805,730    $88,471,741  $78,669,661
                           ==========    ===========   ===========    ===========    ===========  ===========
NET ASSETS
Accumulation units.......  $5,211,827    $62,781,233   $23,114,791    $79,704,279    $88,120,787  $78,582,135
Contracts in payout
 (annuitization) period..          --         25,542        69,028        101,451        350,954       87,526
                           ----------    -----------   -----------    -----------    -----------  -----------
    Total net assets.....  $5,211,827    $62,806,775   $23,183,819    $79,805,730    $88,471,741  $78,669,661
                           ==========    ===========   ===========    ===========    ===========  ===========
FUND SHARE
 INFORMATION
Number of shares.........     430,374      4,331,502     1,369,393      4,191,477      4,054,617    5,676,022
                           ==========    ===========   ===========    ===========    ===========  ===========
Cost of investments......  $4,489,402    $48,975,161   $20,278,792    $71,444,450    $85,184,487  $69,479,072
                           ==========    ===========   ===========    ===========    ===========  ===========
ACCUMULATION UNIT
 VALUE
    Lowest...............  $    11.87    $     11.67   $     18.79    $     15.15    $     20.64  $     13.22
                           ==========    ===========   ===========    ===========    ===========  ===========
    Highest..............  $    12.14    $     23.74   $     19.99    $     21.25    $     25.08  $     16.49
                           ==========    ===========   ===========    ===========    ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                                 Van Kampen    Van Kampen    Van Kampen
                          Van Kampen   Van Kampen  Van Kampen       Life          Life          Life
                             Life         Life        Life       Investment    Investment    Investment
                          Investment   Investment  Investment      Trust         Trust         Trust
                             Trust       Trust        Trust      (Class II)    (Class II)    (Class II)
                          Sub-Account Sub-Account  Sub-Account  Sub-Account   Sub-Account   Sub-Account
                          ----------- ------------ ----------- -------------- ------------ --------------
                                                               LIT Aggressive              LIT Growth and
                              LIT         LIT         Strat        Growth     LIT Comstock     Income
                          Government  Money Market  Growth I     (Class II)    (Class II)    (Class II)
                          ----------- ------------ ----------- -------------- ------------ --------------
ASSETS
Investments at fair value $1,405,357   $3,379,939  $45,412,223  $21,082,302   $297,888,327  $157,176,108
Due from Allstate Life
 Insurance Company.......         --           --           --           --             --            --
                          ----------   ----------  -----------  -----------   ------------  ------------
    Total assets......... $1,405,357   $3,379,939  $45,412,223  $21,082,302   $297,888,327  $157,176,108
                          ==========   ==========  ===========  ===========   ============  ============
NET ASSETS
Accumulation units....... $1,405,357   $3,379,939  $45,275,212  $21,082,302   $297,727,899  $156,812,987
Contracts in payout
 (annuitization) period..         --           --      137,011           --        160,428       363,121
                          ----------   ----------  -----------  -----------   ------------  ------------
    Total net assets..... $1,405,357   $3,379,939  $45,412,223  $21,082,302   $297,888,327  $157,176,108
                          ==========   ==========  ===========  ===========   ============  ============
FUND SHARE
 INFORMATION
Number of shares.........    147,622    3,379,939    1,348,344    3,685,717     21,586,111     7,375,697
                          ==========   ==========  ===========  ===========   ============  ============
Cost of investments...... $1,364,592   $3,379,939  $45,953,105  $17,044,682   $262,840,787  $134,427,709
                          ==========   ==========  ===========  ===========   ============  ============
ACCUMULATION UNIT
 VALUE
    Lowest............... $    11.90   $    11.23  $      5.50  $     14.01   $      12.31  $      15.95
                          ==========   ==========  ===========  ===========   ============  ============
    Highest.............. $    12.17   $    11.62  $     15.97  $     19.24   $      16.48  $      18.99
                          ==========   ==========  ===========  ===========   ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2007
--------------------------------------------------------------------------------

                                                  Van Kampen  Van Kampen
                                                     Life        Life
                                                  Investment  Investment
                                                    Trust        Trust
                                                  (Class II)  (Class II)
                                                 Sub-Account  Sub-Account
                                                 ------------ -----------
                                                     LIT
                                                 Money Market    Strat
                                                  (Class II)   Growth II
                                                 ------------ -----------
      ASSETS
      Investments at fair value................. $32,788,435  $63,457,444
      Due from Allstate Life Insurance Company..          --           --
                                                 -----------  -----------
          Total assets.......................... $32,788,435  $63,457,444
                                                 ===========  ===========
      NET ASSETS
      Accumulation units........................ $32,788,435  $63,327,448
      Contracts in payout (annuitization) period          --      129,996
                                                 -----------  -----------
          Total net assets...................... $32,788,435  $63,457,444
                                                 ===========  ===========
      FUND SHARE INFORMATION
      Number of shares..........................  32,788,435    1,906,201
                                                 ===========  ===========
      Cost of investments....................... $32,788,435  $48,306,465
                                                 ===========  ===========
      ACCUMULATION UNIT VALUE
          Lowest................................ $     10.09  $      8.51
                                                 ===========  ===========
          Highest............................... $     10.64  $     15.48
                                                 ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                            Advanced       Advanced       Advanced     Advanced     Advanced       Advanced
                                             Series         Series         Series       Series       Series         Series
                                             Trust          Trust          Trust         Trust        Trust         Trust
                                          Sub-Account    Sub-Account    Sub-Account   Sub-Account  Sub-Account   Sub-Account
                                         -------------- -------------- -------------- ----------- ------------- --------------
                                                                                          AST          AST           AST
                                                             AST            AST        Alliance     Alliance       American
                                              AST         Aggressive      Alliance     Bernstein    Bernstein      Century
                                            Advanced        Asset        Bernstein     Growth &      Managed      Strategic
                                         Strategies (a) Allocation (a) Core Value (a) Income (a)  Index 500 (a) Allocation (a)
                                         -------------- -------------- -------------- ----------- ------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................    $ 1,119         $   73          $ --        $   357      $   631       $ 2,151
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........     (1,089)           (92)           (1)          (138)         (26)         (375)
    Administrative expense..............        (83)            (9)           --            (11)          (3)          (31)
                                            -------         ------          ----        -------      -------       -------
    Net investment income (loss)........        (53)           (28)           (1)           208          602         1,745
                                            -------         ------          ----        -------      -------       -------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................     63,194            101             1          9,772       37,736         5,271
    Cost of investments sold............     63,588             99             1          9,626       38,747         5,153
                                            -------         ------          ----        -------      -------       -------
       Realized gains (losses) on
        fund shares.....................       (394)             2            --            146       (1,011)          118
Realized gain distributions.............        378            296            --          1,191           --         5,789
                                            -------         ------          ----        -------      -------       -------
    Net realized gains (losses).........        (16)           298            --          1,337       (1,011)        5,907
Change in unrealized gains (losses).....      2,697            925           (46)        (2,142)        (169)       (7,407)
                                            -------         ------          ----        -------      -------       -------
    Net realized and unrealized gains
     (losses) on investments............      2,681          1,223           (46)          (805)      (1,180)       (1,500)
                                            -------         ------          ----        -------      -------       -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS.................    $ 2,628         $1,195          $(47)       $  (597)     $  (578)      $   245
                                            =======         ======          ====        =======      =======       =======

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                            Advanced       Advanced     Advanced      Advanced     Advanced    Advanced
                                             Series         Series       Series        Series       Series      Series
                                             Trust          Trust         Trust        Trust         Trust       Trust
                                          Sub-Account    Sub-Account   Sub-Account  Pub-Account   Sub-Account Sub-Account
                                         -------------- -------------- ----------- -------------- ----------- -----------
                                              AST        AST Capital       AST          AST           AST         AST
                                            Balanced        Growth       Cohen &    Conservative     DeAm        DeAm
                                             Asset          Asset        Steers        Asset       Large-Cap   Small-Cap
                                         Allocation (a) Allocation (a) Realty (a)  Allocation (a)  Value (a)   Value (a)
                                         -------------- -------------- ----------- -------------- ----------- -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................    $  9,266       $  4,419       $ --        $ 1,423         $--         $--
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........      (9,840)        (7,644)        (1)        (1,951)         --          --
    Administrative expense..............        (802)          (635)        --           (180)         --          --
                                            --------       --------       ----        -------         ---         ---
    Net investment income (loss)........      (1,376)        (3,860)        (1)          (707)         --          --
                                            --------       --------       ----        -------         ---         ---
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................     229,039        156,445          1         84,819          --          --
    Cost of investments sold............     230,245        159,501          1         84,270          --          --
                                            --------       --------       ----        -------         ---         ---
       Realized gains (losses) on
        fund shares.....................      (1,206)        (3,056)        --            549          --          --
Realized gain distributions.............       9,020          6,902         --          1,244          --          --
                                            --------       --------       ----        -------         ---         ---
    Net realized gains (losses).........       7,814          3,846         --          1,793          --          --
Change in unrealized gains (losses).....     (28,255)       (45,349)       (18)         2,729          (1)          9
                                            --------       --------       ----        -------         ---         ---
    Net realized and unrealized gains
     (losses) on investments............     (20,441)       (41,503)       (18)         4,522          (1)          9
                                            --------       --------       ----        -------         ---         ---
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS.................    $(21,817)      $(45,363)      $(19)       $ 3,815         $(1)        $ 9
                                            ========       ========       ====        =======         ===         ===

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                          Advanced    Advanced     Advanced     Advanced    Advanced      Advanced
                                           Series      Series       Series       Series      Series        Series
                                            Trust       Trust       Trust        Trust        Trust        Trust
                                         Sub-Account Sub-Account Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                         ----------- ----------- ------------ ------------ ----------- --------------
                                                                     AST          AST          AST
                                             AST         AST     First Trust    Goldman      Goldman
                                          Federated  First Trust   Capital       Sachs        Sachs
                                         Aggressive   Balanced   Appreciation Concentrated   Mid-Cap        AST
                                         Growth (a)  Target (a)   Target (a)   Growth (a)  Growth (a)  High Yield (a)
                                         ----------- ----------- ------------ ------------ ----------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................     $--      $  5,684     $  4,443       $ --        $ --          $--
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........      --        (5,405)      (9,388)        (2)         (1)          (1)
    Administrative expense..............      --          (407)        (740)        --          --           --
                                             ---      --------     --------       ----        ----          ---
    Net investment income (loss)........      --          (128)      (5,685)        (2)         (1)          (1)
                                             ---      --------     --------       ----        ----          ---
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................      --       145,995      260,112          2           1            1
    Cost of investments sold............      --       147,429      270,892          2           1            1
                                             ---      --------     --------       ----        ----          ---
       Realized gains (losses) on
        fund shares.....................      --        (1,434)     (10,780)        --          --           --
Realized gain distributions.............      --           499        1,632         --          --           --
                                             ---      --------     --------       ----        ----          ---
    Net realized gains (losses).........      --          (935)      (9,148)        --          --           --
Change in unrealized gains (losses).....       6       (20,753)       6,421        (68)        (28)           9
                                             ---      --------     --------       ----        ----          ---
    Net realized and unrealized gains
     (losses) on investments............       6       (21,688)      (2,727)       (68)        (28)           9
                                             ---      --------     --------       ----        ----          ---
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.............................     $ 6      $(21,816)    $ (8,412)      $(70)       $(29)         $ 8
                                             ===      ========     ========       ====        ====          ===

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                           Advanced      Advanced      Advanced     Advanced     Advanced     Advanced
                                            Series        Series        Series       Series       Series       Series
                                             Trust         Trust         Trust        Trust        Trust        Trust
                                          Sub-Account   Sub-Account   Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                         ------------- ------------- ------------- ----------- ------------- -----------
                                                                          AST                       AST          AST
                                              AST           AST        JPMorgan        AST         Lord        Marsico
                                         International International International  Large-Cap   Abbett Bond    Capital
                                          Growth (a)     Value (a)    Equity (a)    Value (a)  Debenture (a) Growth (a)
                                         ------------- ------------- ------------- ----------- ------------- -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................    $    75       $   328       $   542      $   126        $--         $  17
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........        (71)         (140)         (139)         (32)        (1)          (24)
    Administrative expense..............         (6)          (11)          (11)          (4)        --            (3)
                                            -------       -------       -------      -------        ---         -----
    Net investment income (loss)........         (2)          177           392           90         (1)          (10)
                                            -------       -------       -------      -------        ---         -----
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................      5,127         9,977         9,895           36          1            25
    Cost of investments sold............      4,952         9,741         9,684           39          1            25
                                            -------       -------       -------      -------        ---         -----
       Realized gains (losses) on
        fund shares.....................        175           236           211           (3)        --            --
Realized gain distributions.............      1,250            --            --          291         --            --
                                            -------       -------       -------      -------        ---         -----
    Net realized gains (losses).........      1,425           236           211          288         --            --
Change in unrealized gains (losses).....     (1,436)       (1,222)       (1,011)      (1,457)        13          (284)
                                            -------       -------       -------      -------        ---         -----
    Net realized and unrealized gains
     (losses) on investments............        (11)         (986)         (800)      (1,169)        13          (284)
                                            -------       -------       -------      -------        ---         -----
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS.................    $   (13)      $  (809)      $  (408)     $(1,079)       $12         $(294)
                                            =======       =======       =======      =======        ===         =====

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                          Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                           Series      Series      Series      Series      Series      Series
                                            Trust       Trust       Trust       Trust       Trust       Trust
                                         Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                         ----------- ----------- ----------- ----------- ----------- -----------
                                                                                 AST         AST         AST
                                                                              Neuberger   Neuberger   Neuberger
                                             AST         AST         AST       Berman      Berman      Berman
                                         MFS Global    Mid-Cap      Money      Mid-Cap     Mid-Cap    Small-Cap
                                         Equity (a)   Value (a)  Market (a)  Growth (a)   Value (a)  Growth (a)
                                         ----------- ----------- ----------- ----------- ----------- -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................   $   917      $ --        $100        $ --        $ --        $ --
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........       (26)       --         (31)         --          (1)         --
    Administrative expense..............        (3)       --          (3)         --          --          --
                                           -------      ----        ----        ----        ----        ----
    Net investment income (loss)........       888        --          65          --          (1)         --
                                           -------      ----        ----        ----        ----        ----
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................    37,974         1          31         835           1          --
    Cost of investments sold............    43,509         1          31         834           1          --
                                           -------      ----        ----        ----        ----        ----
       Realized gains (losses) on
        fund shares.....................    (5,535)       --          --           1          --          --
Realized gain distributions.............     4,630        --          --          --          --          --
                                           -------      ----        ----        ----        ----        ----
    Net realized gains (losses).........      (905)       --          --           1          --          --
Change in unrealized gains (losses).....      (645)      (17)         --           6         (17)        (26)
                                           -------      ----        ----        ----        ----        ----
    Net realized and unrealized gains
     (losses) on investments............    (1,550)      (17)         --           7         (17)        (26)
                                           -------      ----        ----        ----        ----        ----
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS.................   $  (662)     $(18)       $ 65        $  7        $(18)       $(26)
                                           =======      ====        ====        ====        ====        ====

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                           Advanced      Advanced     Advanced      Advanced      Advanced      Advanced
                                            Series        Series       Series        Series        Series        Series
                                            Trust         Trust         Trust        Trust          Trust         Trust
                                         Sub-Account   Sub-Account   Sub-Account  Sub-Account    Sub-Account   Sub-Account
                                         ------------ -------------- ----------- -------------- ------------- -------------
                                             AST           AST                        AST            AST           AST
                                            PIMCO      Preservation      AST     T. Rowe Price  T. Rowe Price T. Rowe Price
                                         Total Return     Asset       Small-Cap      Asset         Global       Large-Cap
                                           Bond (a)   Allocation (a)  Value (a)  Allocation (a)   Bond (a)     Growth (a)
                                         ------------ -------------- ----------- -------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................   $ 2,032       $   888       $   179     $  23,275         $--          $  13
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........      (192)         (905)          (67)       (6,010)         (1)           (33)
    Administrative expense..............       (17)          (85)           (5)         (506)         --             (4)
                                           -------       -------       -------     ---------         ---          -----
    Net investment income (loss)........     1,823          (102)          107        16,759          (1)           (24)
                                           -------       -------       -------     ---------         ---          -----
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................    45,339        11,773         4,820        33,573           1             36
    Cost of investments sold............    45,835        11,886         4,759        34,047           1             38
                                           -------       -------       -------     ---------         ---          -----
       Realized gains (losses) on
        fund shares.....................      (496)         (113)           61          (474)         --             (2)
Realized gain distributions.............        --            --         1,988        67,579          --             --
                                           -------       -------       -------     ---------         ---          -----
    Net realized gains (losses).........      (496)         (113)        2,049        67,105          --             (2)
Change in unrealized gains (losses).....       (44)        1,254        (3,288)     (109,938)         70           (762)
                                           -------       -------       -------     ---------         ---          -----
    Net realized and unrealized gains
     (losses) on investments............      (540)        1,141        (1,239)      (42,833)         70           (764)
                                           -------       -------       -------     ---------         ---          -----
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.............................   $ 1,283       $ 1,039       $(1,132)    $ (26,074)        $69          $(788)
                                           =======       =======       =======     =========         ===          =====

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                           Advanced     Advanced    AIM Variable  AIM Variable AIM Variable AIM Variable
                                            Series       Series      Insurance     Insurance    Insurance    Insurance
                                             Trust        Trust        Funds         Funds        Funds        Funds
                                          Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                         ------------- ----------- -------------- ------------ ------------ ------------
                                              AST
                                         T. Rowe Price     AST                                  AIM V. I.    AIM V. I.
                                            Natural    UBS Dynamic   AIM V. I.     AIM V. I.     Capital      Capital
                                         Resources (a)  Alpha (a)  Basic Balanced Basic Value  Appreciation Development
                                         ------------- ----------- -------------- ------------ ------------ ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................    $   175     $  9,326    $ 1,249,298   $   154,965  $        --  $        --
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........        (45)      (3,911)      (576,696)     (372,269)  (2,478,986)    (317,312)
    Administrative expense..............         (5)        (317)       (45,639)      (28,868)    (185,035)     (24,573)
                                            -------     --------    -----------   -----------  -----------  -----------
    Net investment income (loss)........        125        5,097        626,963      (246,172)  (2,664,021)    (341,885)
                                            -------     --------    -----------   -----------  -----------  -----------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................         49       59,792     13,588,834     8,642,362   52,399,336    8,147,044
    Cost of investments sold............         51       60,085     12,573,179     6,623,079   47,075,855    5,355,720
                                            -------     --------    -----------   -----------  -----------  -----------
       Realized gains (losses) on
        fund shares.....................         (2)        (293)     1,015,655     2,019,283    5,323,481    2,791,324
Realized gain distributions.............      1,880           --             --     1,444,612           --    1,713,923
                                            -------     --------    -----------   -----------  -----------  -----------
    Net realized gains (losses).........      1,878         (293)     1,015,655     3,463,895    5,323,481    4,505,247
Change in unrealized gains (losses).....     (1,456)     (24,515)    (1,083,823)   (3,003,704)  16,060,948   (1,853,501)
                                            -------     --------    -----------   -----------  -----------  -----------
    Net realized and unrealized gains
     (losses) on investments............        422      (24,808)       (68,168)      460,191   21,384,429    2,651,746
                                            -------     --------    -----------   -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS.................    $   547     $(19,711)   $   558,795   $   214,019  $18,720,408  $ 2,309,861
                                            =======     ========    ===========   ===========  ===========  ===========

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                        AIM Variable AIM Variable AIM Variable AIM Variable AIM Variable  AIM Variable
                                         Insurance    Insurance    Insurance    Insurance     Insurance    Insurance
                                           Funds        Funds        Funds        Funds         Funds        Funds
                                        Sub-Account  Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account
                                        ------------ ------------ ------------ ------------ ------------- ------------
                                                      AIM V. I.    AIM V. I.                  AIM V. I.    AIM V. I.
                                         AIM V. I.   Diversified   Government   AIM V. I.   International  Large Cap
                                        Core Equity     Income     Securities   High Yield     Growth        Growth
                                        ------------ ------------ ------------ ------------ ------------- ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends.............................. $ 2,206,013  $ 1,373,040   $  900,360   $  764,451   $   241,111   $    5,611
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk.........  (2,892,300)    (261,787)    (304,140)    (151,914)     (812,664)    (244,691)
    Administrative expense.............    (219,875)     (20,597)     (23,955)     (11,985)      (63,311)     (18,872)
                                        -----------  -----------   ----------   ----------   -----------   ----------
    Net investment income (loss).......    (906,162)   1,090,656      572,265      600,552      (634,864)    (257,952)
                                        -----------  -----------   ----------   ----------   -----------   ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales................  58,678,187    7,220,579    6,333,048    3,984,164    17,435,853    4,483,000
    Cost of investments sold...........  49,955,220    7,972,340    6,247,480    4,125,583    10,806,794    3,786,278
                                        -----------  -----------   ----------   ----------   -----------   ----------
       Realized gains (losses) on
        fund shares....................   8,722,967     (751,761)      85,568     (141,419)    6,629,059      696,722
Realized gain distributions............          --           --           --           --            --           --
                                        -----------  -----------   ----------   ----------   -----------   ----------
    Net realized gains (losses)........   8,722,967     (751,761)      85,568     (141,419)    6,629,059      696,722
Change in unrealized gains
 (losses)..............................   7,046,254     (252,099)     458,983     (423,174)    1,870,564    2,015,733
                                        -----------  -----------   ----------   ----------   -----------   ----------
    Net realized and unrealized
     gains (losses) on
     investments.......................  15,769,221   (1,003,860)     544,551     (564,593)    8,499,623    2,712,455
                                        -----------  -----------   ----------   ----------   -----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS............................ $14,863,059  $    86,796   $1,116,816   $   35,959   $ 7,864,759   $2,454,503
                                        ===========  ===========   ==========   ==========   ===========   ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                                                                         AIM Variable  AIM Variable
                                     AIM Variable AIM Variable AIM Variable AIM Variable  Insurance     Insurance
                                      Insurance    Insurance    Insurance    Insurance      Funds         Funds
                                        Funds        Funds        Funds        Funds      Series II     Series II
                                     Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account   Sub-Account
                                     ------------ ------------ ------------ ------------ ------------ --------------
                                      AIM V. I.                                           AIM V. I.
                                       Mid Cap     AIM V. I.    AIM V. I.    AIM V. I.      Basic       AIM V. I.
                                     Core Equity  Money Market  Technology   Utilities   Balanced II  Basic Value II
                                     ------------ ------------ ------------ ------------ ------------ --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................  $   53,579  $   974,731   $       --   $  253,566    $ 51,794    $    67,875
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk......    (361,212)    (278,798)     (67,209)    (189,810)    (28,663)      (330,486)
    Administrative expense..........     (26,956)     (22,060)      (5,289)     (14,719)     (1,918)       (38,269)
                                      ----------  -----------   ----------   ----------    --------    -----------
    Net investment income
     (loss).........................    (334,589)     673,873      (72,498)      49,037      21,213       (300,880)
                                      ----------  -----------   ----------   ----------    --------    -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............   9,768,419   17,018,597    1,653,294    4,829,850     200,584      3,756,746
    Cost of investments sold........   8,506,238   17,018,597    1,315,074    3,091,058     157,653      2,922,104
                                      ----------  -----------   ----------   ----------    --------    -----------
       Realized gains (losses)
        on fund shares..............   1,262,181           --      338,220    1,738,792      42,931        834,642
Realized gain distributions.........     349,490           --           --      657,217          --      1,141,121
                                      ----------  -----------   ----------   ----------    --------    -----------
    Net realized gains (losses).....   1,611,671           --      338,220    2,396,009      42,931      1,975,763
Change in unrealized gains
 (losses)...........................     938,743           --       52,796       48,499     (56,590)    (1,650,916)
                                      ----------  -----------   ----------   ----------    --------    -----------
    Net realized and unrealized
     gains (losses) on
     investments....................   2,550,414           --      391,016    2,444,508     (13,659)       324,847
                                      ----------  -----------   ----------   ----------    --------    -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................  $2,215,825  $   673,873   $  318,518   $2,493,545    $  7,554    $    23,967
                                      ==========  ===========   ==========   ==========    ========    ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                      AIM Variable    AIM Variable   AIM Variable  AIM Variable AIM Variable  AIM Variable
                                        Insurance      Insurance      Insurance     Insurance     Insurance     Insurance
                                          Funds          Funds          Funds         Funds         Funds         Funds
                                        Series II      Series II      Series II     Series II     Series II     Series II
                                       Sub-Account    Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                     --------------- -------------- -------------- ------------ ------------- -------------
                                        AIM V. I.      AIM V. I.                    AIM V. I.     AIM V. I.
                                         Capital        Capital       AIM V. I.    Diversified   Government     AIM V. I.
                                     Appreciation II Development II Core Equity II  Income II   Securities II High Yield II
                                     --------------- -------------- -------------- ------------ ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................   $       --       $     --      $   44,393     $ 38,243     $ 40,757      $ 45,731
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................     (122,123)       (11,485)        (82,409)      (8,782)     (16,411)       (9,346)
    Administrative expense..........      (14,059)          (755)         (8,759)        (564)      (1,151)         (673)
                                       ----------       --------      ----------     --------     --------      --------
    Net investment income
     (loss).........................     (136,182)       (12,240)        (46,775)      28,897       23,195        35,712
                                       ----------       --------      ----------     --------     --------      --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............    1,378,559        108,963       1,215,636       86,688      369,130       135,439
    Cost of investments sold........    1,043,000         79,630       1,039,768       91,973      380,379       129,457
                                       ----------       --------      ----------     --------     --------      --------
       Realized gains (losses)
        on fund shares..............      335,559         29,333         175,868       (5,285)     (11,249)        5,982
Realized gain distributions.........           --         59,175              --           --           --            --
                                       ----------       --------      ----------     --------     --------      --------
    Net realized gains (losses).....      335,559         88,508         175,868       (5,285)     (11,249)        5,982
Change in unrealized gains
 (losses)...........................      590,654        (20,682)        191,286      (24,504)      36,865       (44,647)
                                       ----------       --------      ----------     --------     --------      --------
    Net realized and unrealized
     gains (losses) on
     investments....................      926,213         67,826         367,154      (29,789)      25,616       (38,665)
                                       ----------       --------      ----------     --------     --------      --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................   $  790,031       $ 55,586      $  320,379     $   (892)    $ 48,811      $ (2,953)
                                       ==========       ========      ==========     ========     ========      ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                     AIM Variable  AIM Variable  AIM Variable  AIM Variable AIM Variable  AIM Variable
                                       Insurance    Insurance     Insurance     Insurance     Insurance    Insurance
                                         Funds        Funds         Funds         Funds         Funds        Funds
                                       Series II    Series II     Series II     Series II     Series II    Series II
                                      Sub-Account  Sub-Account   Sub-Account   Sub-Account   Sub-Account  Sub-Account
                                     ------------- ------------ -------------- ------------ ------------- ------------
                                       AIM V. I.    AIM V. I.     AIM V. I.     AIM V. I.
                                     International  Large Cap      Mid Cap        Money       AIM V. I.    AIM V. I.
                                       Growth II    Growth II   Core Equity II  Market II   Technology II Utilities II
                                     ------------- ------------ -------------- ------------ ------------- ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................   $  6,225      $     --     $    3,328     $ 89,880      $    --      $ 16,645
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk......    (26,413)      (15,318)      (109,621)     (29,617)      (1,987)      (13,944)
    Administrative expense..........     (1,734)       (1,066)       (11,871)      (2,154)        (130)         (973)
                                       --------      --------     ----------     --------      -------      --------
    Net investment income
     (loss).........................    (21,922)      (16,384)      (118,164)      58,109       (2,117)        1,728
                                       --------      --------     ----------     --------      -------      --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............    307,888       103,468      1,035,728      519,740       29,053       246,263
    Cost of investments sold........    189,181        88,618        919,100      519,740       22,048       172,451
                                       --------      --------     ----------     --------      -------      --------
       Realized gains (losses)
        on fund shares..............    118,707        14,850        116,628           --        7,005        73,812
Realized gain distributions.........         --            --         99,969           --           --        46,199
                                       --------      --------     ----------     --------      -------      --------
    Net realized gains (losses).....    118,707        14,850        216,597           --        7,005       120,011
Change in unrealized gains
 (losses)...........................    106,549       135,198        417,721           --        2,529        32,958
                                       --------      --------     ----------     --------      -------      --------
    Net realized and unrealized
     gains (losses) on
     investments....................    225,256       150,048        634,318           --        9,534       152,969
                                       --------      --------     ----------     --------      -------      --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................   $203,334      $133,664     $  516,154     $ 58,109      $ 7,417      $154,697
                                       ========      ========     ==========     ========      =======      ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                           Alliance      Alliance      Alliance      Alliance      Alliance      Alliance
                                           Bernstein     Bernstein     Bernstein     Bernstein     Bernstein     Bernstein
                                           Variable      Variable      Variable      Variable      Variable      Variable
                                            Product       Product       Product       Product       Product       Product
                                          Series Fund   Series Fund   Series Fund   Series Fund   Series Fund   Series Fund
                                          Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                         ------------- ------------- ------------- ------------- ------------- -------------
                                                         Alliance      Alliance      Alliance      Alliance      Alliance
                                           Alliance    Bernstein VPS Bernstein VPS Bernstein VPS Bernstein VPS Bernstein VPS
                                         Bernstein VPS   Growth &    International   Large Cap     Small/Mid      Utility
                                          Growth (b)    Income (c)     Value (d)    Growth (e)   Cap Value (f)  Income (g)
                                         ------------- ------------- ------------- ------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................  $        --  $  2,304,869   $   450,190   $        --   $   355,816   $  147,515
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........     (889,514)   (2,926,903)     (643,817)     (639,612)     (770,817)    (111,269)
    Administrative expense..............      (87,068)     (227,052)      (82,904)      (50,443)      (95,781)     (13,579)
                                          -----------  ------------   -----------   -----------   -----------   ----------
    Net investment income (loss)........     (976,582)     (849,086)     (276,531)     (690,055)     (510,782)      22,667
                                          -----------  ------------   -----------   -----------   -----------   ----------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................   15,344,134    52,022,898     7,287,449    13,917,203     8,341,960    1,560,876
    Cost of investments sold............   12,744,601    41,755,659     5,856,063    12,285,802     6,927,665    1,275,830
                                          -----------  ------------   -----------   -----------   -----------   ----------
       Realized gains (losses) on
        fund shares.....................    2,599,533    10,267,239     1,431,386     1,631,401     1,414,295      285,046
Realized gain distributions.............           --     9,480,923     1,687,380            --     3,327,925        5,413
                                          -----------  ------------   -----------   -----------   -----------   ----------
    Net realized gains (losses).........    2,599,533    19,748,162     3,118,766     1,631,401     4,742,220      290,459
Change in unrealized gains (losses).....    4,387,924   (12,361,600)   (1,207,938)    3,711,972    (3,979,819)     932,542
                                          -----------  ------------   -----------   -----------   -----------   ----------
    Net realized and unrealized gains
     (losses) on investments............    6,987,457     7,386,562     1,910,828     5,343,373       762,401    1,223,001
                                          -----------  ------------   -----------   -----------   -----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.............................  $ 6,010,875  $  6,537,476   $ 1,634,297   $ 4,653,318   $   251,619   $1,245,668
                                          ===========  ============   ===========   ===========   ===========   ==========

--------
(b)Previously known as AllianceBernstein Growth
(c)Previously known as AllianceBernstein Growth & Income
(d)Previously known as AllianceBernstein International Value
(e)Previously known as AllianceBernstein Large Cap Growth
(f)Previously known as AllianceBernstein Small/Mid Cap Value
(g)Previously known as AllianceBernstein Utility Income

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                       Alliance                                       Dreyfus
                                       Bernstein      American         American      Socially                   Dreyfus
                                       Variable        Century         Century      Responsible                 Variable
                                        Product       Variable         Variable       Growth    Dreyfus Stock  Investment
                                      Series Fund  Portfolios, Inc Portfolios, Inc  Fund, Inc.   Index Fund       Fund
                                      Sub-Account    Sub-Account     Sub-Account    Sub-Account  Sub-Account  Sub-Account
                                     ------------- --------------- ---------------- ----------- ------------- ------------
                                                                                      Dreyfus
                                       Alliance       American         American      Socially
                                     Bernstein VPS     Century         Century      Responsible Dreyfus Stock VIF Growth &
                                       Value (h)     VP Balanced   VP International Growth Fund  Index Fund      Income
                                     ------------- --------------- ---------------- ----------- ------------- ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................  $   50,185       $ 1,049         $   219        $ 1,238     $ 23,846      $  2,000
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................     (63,013)         (534)           (244)        (2,851)     (19,068)       (3,472)
    Administrative expense..........      (8,106)          (41)            (18)          (205)      (1,422)         (277)
                                      ----------       -------         -------        -------     --------      --------
    Net investment income
     (loss).........................     (20,934)          474             (43)        (1,818)       3,356        (1,749)
                                      ----------       -------         -------        -------     --------      --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............   1,278,559        28,290          35,102         90,084      324,525       129,071
    Cost of investments sold........   1,148,975        29,864          33,546         89,157      248,995       106,130
                                      ----------       -------         -------        -------     --------      --------
       Realized gains (losses)
        on fund shares..............     129,584        (1,574)          1,556            927       75,530        22,941
Realized gain distributions.........     114,631         2,553              --             --           --        12,534
                                      ----------       -------         -------        -------     --------      --------
    Net realized gains
     (losses).......................     244,215           979           1,556            927       75,530        35,475
Change in unrealized gains
 (losses)...........................    (456,240)         (175)          2,988         13,631      (24,083)      (14,784)
                                      ----------       -------         -------        -------     --------      --------
    Net realized and unrealized
     gains (losses) on
     investments....................    (212,025)          804           4,544         14,558       51,447        20,691
                                      ----------       -------         -------        -------     --------      --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................  $ (232,959)      $ 1,278         $ 4,501        $12,740     $ 54,803      $ 18,942
                                      ==========       =======         =======        =======     ========      ========

--------
(h)Previously known as AllianceBernstein Value

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                          Dreyfus         Dreyfus
                                          Variable       Variable          DWS         DWS          DWS          DWS
                                         Investment     Investment      Variable    Variable     Variable     Variable
                                            Fund           Fund         Series I    Series I     Series I     Series I
                                        Sub-Account     Sub-Account    Sub-Account Sub-Account  Sub-Account  Sub-Account
                                        ------------ ----------------- ----------- ----------- ------------- -----------
                                                                                     DWS VIP      DWS VIP      DWS VIP
                                            VIF          VIF Small       DWS VIP     Capital      Global     Growth and
                                        Money Market Company Stock (i)   Bond A     Growth A   Opportunities  Income A
                                        ------------ ----------------- ----------- ----------- ------------- -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends..............................   $ 38,242       $     --       $ 35,689    $ 10,135     $  20,954    $  14,642
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk.........    (11,398)          (389)        (3,501)     (6,930)       (7,504)      (4,139)
    Administrative expense.............       (814)           (28)        (2,607)     (4,918)       (5,190)      (2,990)
                                          --------       --------       --------    --------     ---------    ---------
    Net investment income (loss).......     26,030           (417)        29,581      (1,713)        8,260        7,513
                                          --------       --------       --------    --------     ---------    ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales................    466,553         91,012        325,450     454,947       361,622      783,354
    Cost of investments sold...........    466,553         88,439        321,734     403,399       240,322      629,695
                                          --------       --------       --------    --------     ---------    ---------
       Realized gains (losses) on
        fund shares....................         --          2,573          3,716      51,548       121,300      153,659
Realized gain distributions............         --         23,529             --          --       119,553       16,151
                                          --------       --------       --------    --------     ---------    ---------
    Net realized gains (losses)........         --         26,102          3,716      51,548       240,853      169,810
Change in unrealized gains
 (losses)..............................         --        (18,820)           874     132,100      (106,938)    (149,115)
                                          --------       --------       --------    --------     ---------    ---------
    Net realized and unrealized
     gains (losses) on
     investments.......................         --          7,282          4,590     183,648       133,915       20,695
                                          --------       --------       --------    --------     ---------    ---------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS............................   $ 26,030       $  6,865       $ 34,171    $181,935     $ 142,175    $  28,208
                                          ========       ========       ========    ========     =========    =========

--------
(i)For the period beginning January 1, 2007 and ended April 30, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                                                                                               Fidelity
                                             DWS          DWS         DWS         DWS         Federated        Variable
                                          Variable     Variable    Variable    Variable       Insurance       Insurance
                                          Series I     Series II   Series II   Series II       Series       Products Fund
                                         Sub-Account  Sub-Account Sub-Account Sub-Account    Sub-Account     Sub-Account
                                        ------------- ----------- ----------- ----------- ----------------- --------------
                                                                    DWS VIP     DWS VIP       Federated
                                           DWS VIP      DWS VIP      Money     Small Cap        Prime
                                        International Balanced A  Market A II  Growth A   Money Fund II (j) VIP Contrafund
                                        ------------- ----------- ----------- ----------- ----------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends..............................   $ 19,659     $ 66,765    $ 50,911    $     --      $  478,395      $   129,603
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk.........     (3,599)      (8,743)     (4,322)     (2,166)       (135,948)        (185,252)
    Administrative expense.............     (2,528)      (6,294)     (3,144)     (1,537)        (10,337)         (14,926)
                                          --------     --------    --------    --------      ----------      -----------
    Net investment income (loss).......     13,532       51,728      43,445      (3,703)        332,110          (70,575)
                                          --------     --------    --------    --------      ----------      -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales................    182,685      239,158     245,476     187,692       8,423,135        4,374,857
    Cost of investments sold...........    125,916      207,822     245,476     153,208       8,423,135        3,280,855
                                          --------     --------    --------    --------      ----------      -----------
       Realized gains (losses) on
        fund shares....................     56,769       31,336          --      34,484              --        1,094,002
Realized gain distributions............         --           --          --          --              --        3,468,504
                                          --------     --------    --------    --------      ----------      -----------
    Net realized gains (losses)........     56,769       31,336          --      34,484              --        4,562,506
Change in unrealized gains
 (losses)..............................     30,202          670          --        (797)             --       (2,303,507)
                                          --------     --------    --------    --------      ----------      -----------
    Net realized and unrealized
     gains (losses) on
     investments.......................     86,971       32,006          --      33,687              --        2,258,999
                                          --------     --------    --------    --------      ----------      -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS............................   $100,503     $ 83,734    $ 43,445    $ 29,984      $  332,110      $ 2,188,424
                                          ========     ========    ========    ========      ==========      ===========

--------
(j)On April 27, 2007 STI International Equity merged into Federated Prime Money Fund II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                     Fidelity      Fidelity      Fidelity      Fidelity       Fidelity      Fidelity
                                     Variable      Variable      Variable      Variable       Variable      Variable
                                     Insurance     Insurance     Insurance     Insurance     Insurance      Insurance
                                   Products Fund Products Fund Products Fund Products Fund Products Fund  Products Fund
                                    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account
                                   ------------- ------------- ------------- ------------- -------------- -------------
                                        VIP                      VIP High                  VIP Investment      VIP
                                   Equity-Income  VIP Growth      Income     VIP Index 500   Grade Bond     Overseas
                                   ------------- ------------- ------------- ------------- -------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends.........................  $   53,386    $   63,805    $  218,262    $  391,996      $169,016     $  124,232
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk....     (44,085)      (92,449)      (35,812)     (135,877)      (45,678)       (47,753)
    Administrative expense........      (3,523)       (7,461)       (2,975)      (11,019)       (3,829)        (3,889)
                                    ----------    ----------    ----------    ----------      --------     ----------
    Net investment income
     (loss).......................       5,778       (36,105)      179,475       245,100       119,509         72,590
                                    ----------    ----------    ----------    ----------      --------     ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales...........   1,731,764     2,360,859     1,213,766     2,864,168       871,612      1,304,051
    Cost of investments sold......   1,487,627     2,428,784     1,261,300     2,338,845       890,517      1,028,217
                                    ----------    ----------    ----------    ----------      --------     ----------
       Realized gains
         (losses) on fund
         shares...................     244,137       (67,925)      (47,534)      525,323       (18,905)       275,834
Realized gain distributions.......     235,241         6,104            --            --            --        259,845
                                    ----------    ----------    ----------    ----------      --------     ----------
    Net realized gains (losses)...     479,378       (61,821)      (47,534)      525,323       (18,905)       535,679
Change in unrealized gains
 (losses).........................    (425,620)    1,767,373       (90,520)     (313,777)        8,349        (50,207)
                                    ----------    ----------    ----------    ----------      --------     ----------
    Net realized and unrealized
     gains (losses) on
     investments..................      53,758     1,705,552      (138,054)      211,546       (10,556)       485,472
                                    ----------    ----------    ----------    ----------      --------     ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.......................  $   59,536    $1,669,447    $   41,421    $  456,646      $108,953     $  558,062
                                    ==========    ==========    ==========    ==========      ========     ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                   Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                                   Variable          Variable          Variable          Variable          Variable
                                   Insurance         Insurance         Insurance         Insurance         Insurance
                                 Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                               (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                                  Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                               ----------------- ----------------- ----------------- ----------------- -----------------
                                   VIP Asset                              VIP           VIP Freedom       VIP Freedom
                                Manager Growth    VIP Contrafund     Equity-Income    2010 Portfolio    2020 Portfolio
                               (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                               ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.....................      $ 2,363        $    775,190        $  60,407        $  140,762         $124,806
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk.....................         (811)         (1,372,135)         (57,017)          (73,674)         (60,799)
    Administrative
     expense..................          (65)           (178,848)          (3,955)           (9,860)          (8,235)
                                    -------        ------------        ---------        ----------         --------
    Net investment income
     (loss)...................        1,487            (775,793)            (565)           57,228           55,772
                                    -------        ------------        ---------        ----------         --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales.......        7,948          13,216,814          546,961         1,801,011          427,664
    Cost of investments
     sold.....................        6,625          12,238,980          437,043         1,707,468          409,274
                                    -------        ------------        ---------        ----------         --------
       Realized gains
        (losses) on fund
        shares................        1,323             977,834          109,918            93,543           18,390
Realized gain
 distributions................           --          26,470,650          304,387           150,098          170,640
                                    -------        ------------        ---------        ----------         --------
    Net realized gains
     (losses).................        1,323          27,448,484          414,305           243,641          189,030
Change in unrealized gains
 (losses).....................        7,341         (13,302,237)        (408,301)               82           23,400
                                    -------        ------------        ---------        ----------         --------
    Net realized and
     unrealized gains
     (losses) on
     investments..............        8,664          14,146,247            6,004           243,723          212,430
                                    -------        ------------        ---------        ----------         --------
INCREASE (DECREASE)
 IN NET ASSETS
 FROM
 OPERATIONS...................      $10,151        $ 13,370,454        $   5,439        $  300,951         $268,202
                                    =======        ============        =========        ==========         ========

                                   Fidelity
                                   Variable
                                   Insurance
                                 Products Fund
                               (Service Class 2)
                                  Sub-Account
                               -----------------
                                  VIP Freedom
                                2030 Portfolio
                               (Service Class 2)
                               -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.....................     $ 41,550
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk.....................      (21,932)
    Administrative
     expense..................       (3,030)
                                   --------
    Net investment income
     (loss)...................       16,588
                                   --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales.......      317,958
    Cost of investments
     sold.....................      303,020
                                   --------
       Realized gains
        (losses) on fund
        shares................       14,938
Realized gain
 distributions................       77,507
                                   --------
    Net realized gains
     (losses).................       92,445
Change in unrealized gains
 (losses).....................        4,074
                                   --------
    Net realized and
     unrealized gains
     (losses) on
     investments..............       96,519
                                   --------
INCREASE (DECREASE)
 IN NET ASSETS
 FROM
 OPERATIONS...................     $113,107
                                   ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                 Fidelity          Fidelity            Fidelity            Fidelity          Fidelity
                                 Variable          Variable            Variable            Variable          Variable
                                 Insurance         Insurance           Insurance           Insurance         Insurance
                               Products Fund     Products Fund       Products Fund       Products Fund     Products Fund
                             (Service Class 2) (Service Class 2)   (Service Class 2)   (Service Class 2) (Service Class 2)
                                Sub-Account       Sub-Account         Sub-Account         Sub-Account       Sub-Account
                             ----------------- ----------------- --------------------- ----------------- -----------------
                                VIP Freedom           VIP
                                  Income           Growth &           VIP Growth                             VIP High
                                 Portfolio          Income          Stock Portfolio       VIP Growth          Income
                             (Service Class 2) (Service Class 2) (Service Class 2) (k) (Service Class 2) (Service Class 2)
                             ----------------- ----------------- --------------------- ----------------- -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends...................     $ 70,360         $  214,994           $     --            $  2,771         $  934,078
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...................      (17,485)          (230,909)           (12,704)            (10,069)          (165,201)
    Administrative
     expense................       (2,441)           (29,367)            (1,811)               (711)           (20,784)
                                 --------         ----------           --------            --------         ----------
    Net investment
     income (loss)..........       50,434            (45,282)           (14,515)             (8,009)           748,093
                                 --------         ----------           --------            --------         ----------
NET REALIZED AND
 UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from
     sales..................      287,469          2,577,100            442,840             100,753          1,884,516
    Cost of investments
     sold...................      283,043          2,311,351            412,844              70,319          1,873,376
                                 --------         ----------           --------            --------         ----------
       Realized gains
        (losses) on
        fund shares.........        4,426            265,749             29,996              30,434             11,140
Realized gain
 distributions..............       16,108            635,741             77,752                 453                 --
                                 --------         ----------           --------            --------         ----------
    Net realized gains
     (losses)...............       20,534            901,490            107,748              30,887             11,140
Change in unrealized gains
 (losses)...................      (21,590)           588,757             81,342             133,071           (669,266)
                                 --------         ----------           --------            --------         ----------
    Net realized and
     unrealized gains
     (losses) on
     investments............       (1,056)         1,490,247            189,090             163,958           (658,126)
                                 --------         ----------           --------            --------         ----------
INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.................     $ 49,378         $1,444,965           $174,575            $155,949         $   89,967
                                 ========         ==========           ========            ========         ==========

                                 Fidelity
                                 Variable
                                 Insurance
                               Products Fund
                             (Service Class 2)
                                Sub-Account
                             -----------------


                               VIP Index 500
                             (Service Class 2)
                             -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends...................    $  223,495
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...................       (92,432)
    Administrative
     expense................       (11,060)
                                ----------
    Net investment
     income (loss)..........       120,003
                                ----------
NET REALIZED AND
 UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from
     sales..................     2,845,375
    Cost of investments
     sold...................     2,732,083
                                ----------
       Realized gains
        (losses) on
        fund shares.........       113,292
Realized gain
 distributions..............            --
                                ----------
    Net realized gains
     (losses)...............       113,292
Change in unrealized gains
 (losses)...................      (148,329)
                                ----------
    Net realized and
     unrealized gains
     (losses) on
     investments............       (35,037)
                                ----------
INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.................    $   84,966
                                ==========

--------
(k)Previously known as VIP Freedom Growth Stock Portfolio (Service Class 2)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                       Fidelity          Fidelity          Fidelity          Fidelity         Franklin
                                       Variable          Variable          Variable          Variable        Templeton
                                       Insurance         Insurance         Insurance         Insurance        Variable
                                     Products Fund     Products Fund     Products Fund     Products Fund     Insurance
                                   (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) Products Trust
                                      Sub-Account       Sub-Account       Sub-Account       Sub-Account     Sub-Account
                                   ----------------- ----------------- ----------------- ----------------- --------------
                                                                                                              Franklin
                                    VIP Investment                         VIP Money                          Flex Cap
                                      Grade Bond        VIP Mid Cap         Market         VIP Overseas        Growth
                                   (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)   Securities
                                   ----------------- ----------------- ----------------- ----------------- --------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.........................      $  868          $  139,437        $  405,542          $ 4,816         $  6,816
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk.........................        (304)           (404,259)         (118,507)          (2,239)         (81,583)
    Administrative expense........         (22)            (53,097)          (16,071)            (163)         (10,458)
                                        ------          ----------        ----------          -------         --------
    Net investment income
     (loss).......................         542            (317,919)          270,964            2,414          (85,225)
                                        ------          ----------        ----------          -------         --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales...........       4,629           4,725,000         8,266,063           52,944          895,412
    Cost of investments
     sold.........................       4,807           4,593,097         8,266,063           36,777          771,105
                                        ------          ----------        ----------          -------         --------
       Realized gains
        (losses) on fund
        shares....................        (178)            131,903                --           16,167          124,307
Realized gain distributions.......          --           2,307,585                --            9,402               --
                                        ------          ----------        ----------          -------         --------
    Net realized gains
     (losses).....................        (178)          2,439,488                --           25,569          124,307
Change in unrealized gains
 (losses).........................         166           1,163,968                --           (7,119)         598,529
                                        ------          ----------        ----------          -------         --------
    Net realized and unrealized
     gains (losses) on
     investments..................         (12)          3,603,456                --           18,450          722,836
                                        ------          ----------        ----------          -------         --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.......................      $  530          $3,285,537        $  270,964          $20,864         $637,611
                                        ======          ==========        ==========          =======         ========

                                      Franklin
                                     Templeton
                                      Variable
                                     Insurance
                                   Products Trust
                                    Sub-Account
                                   --------------
                                      Franklin
                                     Growth and
                                       Income
                                     Securities
                                   --------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.........................  $  2,033,184
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk.........................    (1,283,679)
    Administrative expense........      (173,260)
                                    ------------
    Net investment income
     (loss).......................       576,245
                                    ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales...........    19,067,162
    Cost of investments
     sold.........................    16,613,317
                                    ------------
       Realized gains
        (losses) on fund
        shares....................     2,453,845
Realized gain distributions.......     4,955,484
                                    ------------
    Net realized gains
     (losses).....................     7,409,329
Change in unrealized gains
 (losses).........................   (12,042,907)
                                    ------------
    Net realized and unrealized
     gains (losses) on
     investments..................    (4,633,578)
                                    ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.......................  $ (4,057,333)
                                    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                        Franklin       Franklin       Franklin       Franklin       Franklin       Franklin
                                       Templeton      Templeton      Templeton      Templeton      Templeton      Templeton
                                        Variable       Variable       Variable       Variable       Variable       Variable
                                       Insurance      Insurance      Insurance      Insurance      Insurance      Insurance
                                     Products Trust Products Trust Products Trust Products Trust Products Trust Products Trust
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                     -------------- -------------- -------------- -------------- -------------- --------------
                                                                                                    Franklin
                                                                      Franklin       Franklin        Small
                                                       Franklin      Large Cap      Small Cap       Mid-Cap
                                     Franklin High      Income         Growth         Value          Growth     Franklin U.S.
                                      Income Sec 2    Securities     Securities     Securities     Securities     Government
                                     -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................   $  804,069    $10,448,338    $   571,135    $    490,955    $      --      $1,055,224
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk......     (192,708)    (4,447,677)    (1,058,727)     (1,086,055)     (53,957)       (316,820)
    Administrative expense..........      (21,425)      (544,500)      (146,112)       (139,712)      (6,745)        (43,218)
                                       ----------    -----------    -----------    ------------    ---------      ----------
    Net investment income
     (loss).........................      589,936      5,456,161       (633,704)       (734,812)     (60,702)        695,186
                                       ----------    -----------    -----------    ------------    ---------      ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............    3,426,193     46,393,150     10,145,232      18,857,016      808,640       5,408,644
    Cost of investments sold........    3,344,316     42,251,278      8,929,540      15,515,826      532,286       5,474,035
                                       ----------    -----------    -----------    ------------    ---------      ----------
       Realized gains (losses)
        on fund shares..............       81,877      4,141,872      1,215,692       3,341,190      276,354         (65,391)
Realized gain distributions.........           --      1,937,679        562,301       5,048,432      272,646              --
                                       ----------    -----------    -----------    ------------    ---------      ----------
    Net realized gains (losses).....       81,877      6,079,551      1,777,993       8,389,622      549,000         (65,391)
Change in unrealized gains
 (losses)...........................     (525,627)    (6,238,385)     1,903,405     (10,022,446)    (134,975)        479,939
                                       ----------    -----------    -----------    ------------    ---------      ----------
    Net realized and unrealized
     gains (losses) on
     investments....................     (443,750)      (158,834)     3,681,398      (1,632,824)     414,025         414,548
                                       ----------    -----------    -----------    ------------    ---------      ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................   $  146,186    $ 5,297,327    $ 3,047,694    $ (2,367,636)   $ 353,323      $1,109,734
                                       ==========    ===========    ===========    ============    =========      ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                        Franklin       Franklin       Franklin       Franklin       Franklin       Franklin
                                       Templeton      Templeton      Templeton      Templeton      Templeton      Templeton
                                        Variable       Variable       Variable       Variable       Variable       Variable
                                       Insurance      Insurance      Insurance      Insurance      Insurance      Insurance
                                     Products Trust Products Trust Products Trust Products Trust Products Trust Products Trust
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                     -------------- -------------- -------------- -------------- -------------- --------------
                                                                     Templeton
                                                                     Developing     Templeton      Templeton      Templeton
                                         Mutual     Mutual Shares     Markets        Foreign     Global Income      Growth
                                       Discovery      Securities     Securities     Securities     Securities     Securities
                                     -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................   $  390,272    $  3,335,819   $ 1,019,741    $ 4,498,879      $105,008      $   65,071
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk......     (395,952)     (3,353,327)     (638,086)    (3,311,452)      (51,304)        (63,482)
    Administrative expense..........      (52,077)       (410,557)      (83,772)      (400,627)       (5,888)         (4,731)
                                       ----------    ------------   -----------    -----------      --------      ----------
    Net investment income
     (loss).........................      (57,757)       (428,065)      297,883        786,800        47,816          (3,142)
                                       ----------    ------------   -----------    -----------      --------      ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............    5,121,049      40,810,470     9,952,373     37,363,469       796,175       2,241,752
    Cost of investments sold........    4,634,288      34,183,317     6,696,217     29,666,287       700,366       1,697,326
                                       ----------    ------------   -----------    -----------      --------      ----------
       Realized gains (losses)
        on fund shares..............      486,761       6,627,153     3,256,156      7,697,182        95,809         544,426
Realized gain distributions.........      321,049       8,167,156     3,330,521     10,261,398            --         207,621
                                       ----------    ------------   -----------    -----------      --------      ----------
    Net realized gains (losses).....      807,810      14,794,309     6,586,677     17,958,580        95,809         752,047
Change in unrealized gains
 (losses)...........................    1,448,544     (10,363,947)    3,407,689     10,316,664       183,680        (675,336)
                                       ----------    ------------   -----------    -----------      --------      ----------
    Net realized and unrealized
     gains (losses) on
     investments....................    2,256,354       4,430,362     9,994,366     28,275,244       279,489          76,711
                                       ----------    ------------   -----------    -----------      --------      ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................   $2,198,597    $  4,002,297   $10,292,249    $29,062,044      $327,305      $   73,569
                                       ==========    ============   ===========    ===========      ========      ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                     Goldman Sachs  Goldman Sachs Goldman Sachs Goldman Sachs Goldman Sachs Goldman Sachs
                                        Variable      Variable      Variable      Variable      Variable      Variable
                                       Insurance      Insurance     Insurance     Insurance     Insurance     Insurance
                                         Trust          Trust         Trust         Trust         Trust         Trust
                                      Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                     -------------- ------------- ------------- ------------- ------------- -------------
                                                                                     VIT           VIT           VIT
                                                         VIT                      Strategic    Structured    Structured
                                          VIT        Growth and        VIT      International   Small Cap    U.S. Equity
                                     Capital Growth    Income     Mid Cap Value  Equity (l)    Equity Fund      Fund
                                     -------------- ------------- ------------- ------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................    $    73      $   177,301   $    72,691     $  107      $    81,180   $   153,859
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................       (699)        (145,736)     (148,298)       (74)        (324,289)     (214,358)
    Administrative expense..........        (49)         (18,482)      (19,002)        (7)         (41,665)      (27,161)
                                        -------      -----------   -----------     ------      -----------   -----------
    Net investment income
     (loss).........................       (675)          13,083       (94,609)        26         (284,774)      (87,660)
                                        -------      -----------   -----------     ------      -----------   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............     29,957        1,633,555     1,699,383      1,473        2,458,916     1,359,744
    Cost of investments sold........     28,956        1,460,994     1,624,470        995        2,581,035     1,190,950
                                        -------      -----------   -----------     ------      -----------   -----------
       Realized gains (losses)
        on fund shares..............      1,001          172,561        74,913        478         (122,119)      168,794
Realized gain distributions.........         --          912,939     1,345,138        682        2,095,912     1,074,882
                                        -------      -----------   -----------     ------      -----------   -----------
    Net realized gains
     (losses).......................      1,001        1,085,500     1,420,051      1,160        1,973,793     1,243,676
Change in unrealized gains
 (losses)...........................      3,973       (1,153,033)   (1,125,498)      (720)      (5,844,495)   (1,608,240)
                                        -------      -----------   -----------     ------      -----------   -----------
    Net realized and unrealized
     gains (losses) on
     investments....................      4,974          (67,533)      294,553        440       (3,870,702)     (364,564)
                                        -------      -----------   -----------     ------      -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................    $ 4,299      $   (54,450)  $   199,944     $  466      $(4,155,476)  $  (452,224)
                                        =======      ===========   ===========     ======      ===========   ===========

--------
(l)Previously known as VIT International Equity


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                                       Janus          Lazard        Legg Mason        Legg Mason
                                        Janus       Aspen Series    Retirement  Partners Variable  Partners Variable
                                     Aspen Series (Service Shares) Series, Inc. Portfolios I, Inc  Portfolios I, Inc
                                     Sub-Account    Sub-Account    Sub-Account     Sub-Account        Sub-Account
                                     ------------ ---------------- ------------ ------------------ -----------------
                                                                                    Legg Mason        Legg Mason
                                                                                     Variable          Variable
                                        Forty      Foreign Stock     Emerging        All Cap          Fundamental
                                      Portfolio   (Service Shares)   Markets    Portfolio I (i)(m)   Value (m)(n)
                                     ------------ ---------------- ------------ ------------------ -----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................    $   91         $  728        $   222         $    23             $  98
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................      (361)          (736)          (336)            (35)              (76)
    Administrative expense..........       (26)           (52)           (24)             (2)               (5)
                                        ------         ------        -------         -------             -----
    Net investment income
     (loss).........................      (296)           (60)          (138)            (14)               17
                                        ------         ------        -------         -------             -----
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............     7,494            787          9,561           8,111                75
    Cost of investments sold........     3,977            483          4,162           6,207                78
                                        ------         ------        -------         -------             -----
       Realized gains (losses)
        on fund shares..............     3,517            304          5,399           1,904                (3)
Realized gain distributions.........        --          1,155          2,979             398               381
                                        ------         ------        -------         -------             -----
    Net realized gains
     (losses).......................     3,517          1,459          8,378           2,302               378
Change in unrealized gains
 (losses)...........................     4,599          6,282         (1,883)         (1,911)             (805)
                                        ------         ------        -------         -------             -----
    Net realized and unrealized
     gains (losses) on
     investments....................     8,116          7,741          6,495             391              (427)
                                        ------         ------        -------         -------             -----
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................    $7,820         $7,681        $ 6,357         $   377             $(410)
                                        ======         ======        =======         =======             =====

                                        Legg Mason
                                     Partners Variable
                                     Portfolios I, Inc
                                        Sub-Account
                                     -----------------
                                        Legg Mason
                                         Variable
                                         Investors
                                        Portfolio I
                                     -----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................       $ 129
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................        (143)
    Administrative expense..........         (11)
                                           -----
    Net investment income
     (loss).........................         (25)
                                           -----
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............         144
    Cost of investments sold........         109
                                           -----
       Realized gains (losses)
        on fund shares..............          35
Realized gain distributions.........         272
                                           -----
    Net realized gains
     (losses).......................         307
Change in unrealized gains
 (losses)...........................         (65)
                                           -----
    Net realized and unrealized
     gains (losses) on
     investments....................         242
                                           -----
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................       $ 217
                                           =====

--------
(i)For the period beginning January 1, 2007 and ended April 30, 2007
(m)On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Variable Fundamental Value
(n)For the period beginning May 1, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                                                                                        MFS Variable
                                     Lord Abbett  Lord Abbett   Lord Abbett   Lord Abbett  Lord Abbett   Insurance
                                     Series Fund  Series Fund   Series Fund   Series Fund  Series Fund     Trust
                                     Sub-Account  Sub-Account   Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                     ----------- -------------- -----------  ------------- -----------  ------------
                                                                Growth and      Growth       Mid-Cap    MFS Emerging
                                      All Value  Bond-Debenture   Income     Opportunities    Value        Growth
                                     ----------- -------------- -----------  ------------- -----------  ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends........................... $   77,641    $2,560,343   $   627,778   $       --   $   235,399   $       --
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk......   (227,306)     (553,702)     (679,222)    (250,723)     (779,846)     (24,726)
    Administrative expense..........    (29,715)      (76,058)      (93,903)     (33,825)     (105,870)      (1,923)
                                     ----------    ----------   -----------   ----------   -----------   ----------
    Net investment income
     (loss).........................   (179,380)    1,930,583      (145,347)    (284,548)     (650,317)     (26,649)
                                     ----------    ----------   -----------   ----------   -----------   ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............  3,275,467     5,869,863     6,421,887    3,088,681     9,812,711      867,545
    Cost of investments sold........  2,869,049     5,771,020     5,926,093    2,689,014     9,228,837    1,026,618
                                     ----------    ----------   -----------   ----------   -----------   ----------
       Realized gains (losses)
        on fund shares..............    406,418        98,843       495,794      399,667       583,874     (159,073)
Realized gain distributions.........    581,213       138,479     3,461,849    1,708,662     6,920,116           --
                                     ----------    ----------   -----------   ----------   -----------   ----------
    Net realized gains (losses).....    987,631       237,322     3,957,643    2,108,329     7,503,990     (159,073)
Change in unrealized gains
 (losses)...........................    (48,028)     (490,966)   (3,004,609)   1,237,111    (7,453,554)     526,788
                                     ----------    ----------   -----------   ----------   -----------   ----------
    Net realized and unrealized
     gains (losses) on
     investments....................    939,603      (253,644)      953,034    3,345,440        50,436      367,715
                                     ----------    ----------   -----------   ----------   -----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS......................... $  760,223    $1,676,939   $   807,687   $3,060,892   $  (599,881)  $  341,066
                                     ==========    ==========   ===========   ==========   ===========   ==========


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                     MFS Variable  MFS Variable   MFS Variable MFS Variable MFS Variable MFS Variable
                                      Insurance      Insurance     Insurance    Insurance    Insurance     Insurance
                                        Trust          Trust         Trust        Trust        Trust         Trust
                                     Sub-Account    Sub-Account   Sub-Account  Sub-Account  Sub-Account   Sub-Account
                                     ------------ --------------- ------------ ------------ ------------ -------------
                                         MFS            MFS         MFS New        MFS      MFS Research
                                     High Income  Investors Trust  Discovery     Research       Bond     MFS Utilities
                                     ------------ --------------- ------------ ------------ ------------ -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................   $ 50,608      $ 29,027      $      --     $  8,820     $ 80,902     $  4,013
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................     (9,078)      (42,498)       (40,761)     (17,466)     (28,740)      (5,323)
    Administrative expense..........       (736)       (3,432)        (3,353)      (1,267)      (2,393)        (420)
                                       --------      --------      ---------     --------     --------     --------
    Net investment income
     (loss).........................     40,794       (16,903)       (44,114)      (9,913)      49,769       (1,730)
                                       --------      --------      ---------     --------     --------     --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............    150,352       719,593        752,304      399,399      478,381      148,743
    Cost of investments sold........    147,690       555,776        611,600      381,802      485,802      109,306
                                       --------      --------      ---------     --------     --------     --------
       Realized gains (losses)
        on fund shares..............      2,662       163,817        140,704       17,597       (7,421)      39,437
Realized gain distributions.........         --        29,441        235,813           --           --       29,089
                                       --------      --------      ---------     --------     --------     --------
    Net realized gains
     (losses).......................      2,662       193,258        376,517       17,597       (7,421)      68,526
Change in unrealized gains
 (losses)...........................    (41,832)      117,739       (268,786)     131,336       23,280       23,530
                                       --------      --------      ---------     --------     --------     --------
    Net realized and unrealized
     gains (losses) on
     investments....................    (39,170)      310,997        107,731      148,933       15,859       92,056
                                       --------      --------      ---------     --------     --------     --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................   $  1,624      $294,094      $  63,617     $139,020     $ 65,628     $ 90,326
                                       ========      ========      =========     ========     ========     ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                MFS Variable    MFS Variable    MFS Variable    MFS Variable    MFS Variable   Morgan Stanley
                                  Insurance       Insurance       Insurance       Insurance       Insurance       Variable
                                    Trust           Trust           Trust           Trust           Trust        Investment
                               (Service Class) (Service Class) (Service Class) (Service Class) (Service Class)     Series
                                 Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account    Sub-Account
                               --------------- --------------- --------------- --------------- --------------- --------------
                                MFS Emerging    MFS Investors      MFS New
                                   Growth           Trust         Discovery     MFS Research    MFS Utilities    Aggressive
                               (Service Class) (Service Class) (Service Class) (Service Class) (Service Class)     Equity
                               --------------- --------------- --------------- --------------- --------------- --------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.....................    $     --        $  4,502        $      --        $ 2,335        $ 16,346      $        --
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk.....................      (8,305)        (11,018)         (11,618)        (6,845)        (29,042)        (367,189)
    Administrative
     expense..................        (566)           (767)            (844)          (482)         (2,003)         (26,399)
                                  --------        --------        ---------        -------        --------      -----------
    Net investment income
     (loss)...................      (8,871)         (7,283)         (12,462)        (4,992)        (14,699)        (393,588)
                                  --------        --------        ---------        -------        --------      -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales.......     146,438         167,321          388,114         68,062         287,160       10,032,575
    Cost of investments
     sold.....................     105,672         117,799          263,073         45,294         176,025        8,030,660
                                  --------        --------        ---------        -------        --------      -----------
       Realized gains
        (losses) on fund
        shares................      40,766          49,522          125,041         22,768         111,135        2,001,915
Realized gain
 distributions................          --           6,535           58,682             --         140,342               --
                                  --------        --------        ---------        -------        --------      -----------
    Net realized gains
     (losses).................      40,766          56,057          183,723         22,768         251,477        2,001,915
Change in unrealized gains
 (losses).....................      65,494          12,876         (154,066)        32,952         213,263        2,806,423
                                  --------        --------        ---------        -------        --------      -----------
    Net realized and
     unrealized gains
     (losses) on
     investments..............     106,260          68,933           29,657         55,720         464,740        4,808,338
                                  --------        --------        ---------        -------        --------      -----------
INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS...................    $ 97,389        $ 61,650        $  17,195        $50,728        $450,041      $ 4,414,750
                                  ========        ========        =========        =======        ========      ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                               Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley
                                  Variable       Variable       Variable       Variable       Variable       Variable
                                 Investment     Investment     Investment     Investment     Investment     Investment
                                   Series         Series         Series         Series         Series         Series
                                Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                               -------------- -------------- -------------- -------------- -------------- --------------
                                                                                               Global
                                  Dividend                      European        Global        Dividend
                                   Growth         Equity         Growth       Advantage        Growth       High Yield
                               -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.....................  $  4,914,468   $ 1,762,732    $ 2,082,252     $  131,904    $  2,752,338   $ 1,566,602
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk.....................    (5,241,305)   (4,419,386)    (1,656,507)      (203,039)     (1,892,868)     (309,745)
    Administrative
     expense..................      (388,146)     (315,910)      (121,970)       (14,628)       (141,805)      (22,350)
                                ------------   -----------    -----------     ----------    ------------   -----------
    Net investment income
     (loss)...................      (714,983)   (2,972,564)       303,775        (85,763)        717,665     1,234,507
                                ------------   -----------    -----------     ----------    ------------   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales.......   116,464,593    99,768,865     34,415,062      5,609,458      40,836,417     7,527,568
    Cost of investments
     sold.....................    84,780,414    97,807,310     22,366,553      4,380,870      29,585,896    11,504,671
                                ------------   -----------    -----------     ----------    ------------   -----------
       Realized gains
        (losses) on fund
        shares................    31,684,179     1,961,555     12,048,509      1,228,588      11,250,521    (3,977,103)
Realized gain
 distributions................            --            --             --             --      14,354,692            --
                                ------------   -----------    -----------     ----------    ------------   -----------
    Net realized gains
     (losses).................    31,684,179     1,961,555     12,048,509      1,228,588      25,605,213    (3,977,103)
Change in unrealized gains
 (losses).....................   (17,627,307)   56,773,361      4,194,483        989,819     (17,790,510)    3,426,054
                                ------------   -----------    -----------     ----------    ------------   -----------
    Net realized and
     unrealized gains
     (losses) on
     investments..............    14,056,872    58,734,916     16,242,992      2,218,407       7,814,703      (551,049)
                                ------------   -----------    -----------     ----------    ------------   -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS...................  $ 13,341,889   $55,762,352    $16,546,767     $2,132,644    $  8,532,368   $   683,458
                                ============   ===========    ===========     ==========    ============   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                               Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley
                                  Variable       Variable       Variable       Variable       Variable       Variable
                                 Investment     Investment     Investment     Investment     Investment     Investment
                                   Series         Series         Series         Series         Series         Series
                                Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                               -------------- -------------- -------------- -------------- -------------- --------------
                                                 Limited                       Quality
                               Income Builder    Duration     Money Market   Income Plus   S&P 500 Index    Strategist
                               -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.....................  $   819,488    $ 1,479,946    $ 5,460,525    $ 8,393,308    $ 1,256,124    $  6,127,933
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk.....................     (401,571)      (384,145)    (1,485,248)    (2,074,595)      (972,428)     (2,931,270)
    Administrative
     expense..................      (29,522)       (28,739)      (110,469)      (154,747)       (71,126)       (209,667)
                                -----------    -----------    -----------    -----------    -----------    ------------
    Net investment income
     (loss)...................      388,395      1,067,062      3,864,808      6,163,966        212,570       2,986,996
                                -----------    -----------    -----------    -----------    -----------    ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales.......    8,846,345     10,643,796     67,198,166     43,136,112     23,478,705      59,110,329
    Cost of investments
     sold.....................    7,355,498     11,111,216     67,198,166     43,300,146     18,250,233      54,607,309
                                -----------    -----------    -----------    -----------    -----------    ------------
       Realized gains
        (losses) on fund
        shares................    1,490,847       (467,420)            --       (164,034)     5,228,472       4,503,020
Realized gain
 distributions................    1,704,976             --             --             --             --      24,478,544
                                -----------    -----------    -----------    -----------    -----------    ------------
    Net realized gains
     (losses).................    3,195,823       (467,420)            --       (164,034)     5,228,472      28,981,564
Change in unrealized gains
 (losses).....................   (2,917,413)      (132,995)            --        897,473     (2,463,055)    (16,031,151)
                                -----------    -----------    -----------    -----------    -----------    ------------
    Net realized and
     unrealized gains
     (losses) on
     investments..............      278,410       (600,415)            --        733,439      2,765,417      12,950,413
                                -----------    -----------    -----------    -----------    -----------    ------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS...................  $   666,805    $   466,647    $ 3,864,808    $ 6,897,405    $ 2,977,987    $ 15,937,409
                                ===========    ===========    ===========    ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                             Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley
                             Morgan Stanley     Variable         Variable         Variable         Variable         Variable
                                Variable       Investment       Investment       Investment       Investment       Investment
                               Investment        Series           Series           Series           Series           Series
                                 Series     (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                              Sub-Account     Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                             -------------- ---------------- ---------------- ---------------- ---------------- ----------------
                                               Aggressive        Dividend                          European          Global
                                                 Equity           Growth           Equity           Growth         Advantage
                               Utilities    (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                             -------------- ---------------- ---------------- ---------------- ---------------- ----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends...................  $ 2,422,100      $       --      $ 1,224,575      $   132,791      $   615,454       $   70,070
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...................   (1,700,463)       (479,753)      (1,985,445)      (1,733,750)        (694,405)        (170,770)
    Administrative
     expense................     (126,974)        (35,413)        (158,438)        (148,923)         (54,577)         (13,139)
                              -----------      ----------      -----------      -----------      -----------       ----------
    Net investment
     income (loss)..........      594,663        (515,166)        (919,308)      (1,749,882)        (133,528)        (113,839)
                              -----------      ----------      -----------      -----------      -----------       ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from
     sales..................   35,761,240       9,584,837       27,485,670       28,190,770       12,679,488        2,620,104
    Cost of investments
     sold...................   28,215,813       6,576,889       21,196,717       21,281,593        8,072,744        1,895,153
                              -----------      ----------      -----------      -----------      -----------       ----------
       Realized gains
        (losses) on
        fund shares.........    7,545,427       3,007,948        6,288,953        6,909,177        4,606,744          724,951
Realized gain
 distributions..............   13,069,440              --               --               --               --               --
                              -----------      ----------      -----------      -----------      -----------       ----------
    Net realized gains
     (losses)...............   20,614,867       3,007,948        6,288,953        6,909,177        4,606,744          724,951
Change in unrealized gains
 (losses)...................    1,359,484       2,238,906       (2,220,495)      12,232,408          938,815          808,110
                              -----------      ----------      -----------      -----------      -----------       ----------
    Net realized and
     unrealized gains
     (losses) on
     investments............   21,974,351       5,246,854        4,068,458       19,141,585        5,545,559        1,533,061
                              -----------      ----------      -----------      -----------      -----------       ----------
INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.................  $22,569,014      $4,731,688      $ 3,149,150      $17,391,703      $ 5,412,031       $1,419,222
                              ===========      ==========      ===========      ===========      ===========       ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                             Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley
                                Variable         Variable         Variable         Variable         Variable         Variable
                               Investment       Investment       Investment       Investment       Investment       Investment
                                 Series           Series           Series           Series           Series           Series
                            (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                              Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                            ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
                                 Global                                            Limited                           Quality
                            Dividend Growth     High Yield     Income Builder      Duration       Money Market     Income Plus
                            (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                            ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends..................   $ 1,202,950       $1,657,988      $   986,255      $ 5,203,453      $ 4,581,974      $10,111,510
Charges from Allstate
 Life Insurance
 Company:
    Mortality and
     expense risk..........    (1,131,048)        (422,690)        (638,276)      (1,667,574)      (1,564,278)      (3,071,241)
    Administrative
     expense...............       (94,480)         (37,913)         (50,333)        (147,803)        (151,563)        (304,268)
                              -----------       ----------      -----------      -----------      -----------      -----------
    Net investment
     income (loss).........       (22,578)       1,197,385          297,646        3,388,076        2,866,133        6,736,001
                              -----------       ----------      -----------      -----------      -----------      -----------
NET REALIZED AND
 UNREALIZED
 GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from
     sales.................    16,906,135        7,653,049       13,123,082       23,569,031       72,963,880       38,613,664
    Cost of investments
     sold..................    12,243,679        7,826,979       10,549,780       24,689,897       72,963,880       38,719,244
                              -----------       ----------      -----------      -----------      -----------      -----------
       Realized gains
        (losses) on
        fund
        shares.............     4,662,456         (173,930)       2,573,302       (1,120,866)              --         (105,580)
Realized gain
 distributions.............     7,176,412               --        2,285,530               --               --               --
                              -----------       ----------      -----------      -----------      -----------      -----------
    Net realized gains
     (losses)..............    11,838,868         (173,930)       4,858,832       (1,120,866)              --         (105,580)
Change in unrealized
 gains (losses)............    (8,195,036)        (427,050)      (4,445,253)      (1,107,504)              --        1,027,836
                              -----------       ----------      -----------      -----------      -----------      -----------
    Net realized and
     unrealized gains
     (losses) on
     investments...........     3,643,832         (600,980)         413,579       (2,228,370)              --          922,256
                              -----------       ----------      -----------      -----------      -----------      -----------
INCREASE
 (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS................   $ 3,621,254       $  596,405      $   711,225      $ 1,159,706      $ 2,866,133      $ 7,658,257
                              ===========       ==========      ===========      ===========      ===========      ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                      Morgan Stanley   Morgan Stanley   Morgan Stanley  Neuberger & Neuberger &
                                         Variable         Variable         Variable       Berman       Berman
                                        Investment       Investment       Investment     Advisors     Advisors    Oppenheimer
                                          Series           Series           Series      Management   Management    Variable
                                     (Class Y Shares) (Class Y Shares) (Class Y Shares)    Trust       Trust     Account Funds
                                       Sub-Account      Sub-Account      Sub-Account    Sub-Account Sub-Account   Sub-Account
                                     ---------------- ---------------- ---------------- ----------- ------------ -------------
                                      S&P 500 Index      Strategist       Utilities      AMT Mid-                 Oppenheimer
                                     (Class Y Shares) (Class Y Shares) (Class Y Shares) Cap Growth  AMT Partners   Balanced
                                     ---------------- ---------------- ---------------- ----------- ------------ -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................   $ 2,400,516      $ 2,339,906      $   523,845      $   --      $   758     $  182,902
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................    (2,445,127)      (1,520,643)        (519,767)       (103)      (1,985)       (91,649)
    Administrative expense..........      (222,199)        (119,296)         (39,333)         (7)        (133)        (6,885)
                                       -----------      -----------      -----------      ------      -------     ----------
    Net investment income
     (loss).........................      (266,810)         699,967          (35,255)       (110)      (1,360)        84,368
                                       -----------      -----------      -----------      ------      -------     ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............    35,371,800       22,978,713       10,484,627       1,954       38,145      2,617,471
    Cost of investments sold........    26,606,960       21,271,765        8,267,808       1,892       31,115      2,366,920
                                       -----------      -----------      -----------      ------      -------     ----------
       Realized gains (losses)
        on fund shares..............     8,764,840        1,706,948        2,216,819          62        7,030        250,551
Realized gain distributions.........            --       10,305,200        3,286,779          --       11,859        572,008
                                       -----------      -----------      -----------      ------      -------     ----------
    Net realized gains
     (losses).......................     8,764,840       12,012,148        5,503,598          62       18,889        822,559
Change in unrealized gains
 (losses)...........................    (2,985,194)      (6,661,222)         (55,600)      1,359       (6,998)      (712,340)
                                       -----------      -----------      -----------      ------      -------     ----------
    Net realized and unrealized
     gains (losses) on
     investments....................     5,779,646        5,350,926        5,447,998       1,421       11,891        110,219
                                       -----------      -----------      -----------      ------      -------     ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................   $ 5,512,836      $ 6,050,893      $ 5,412,743      $1,311      $10,531     $  194,587
                                       ===========      ===========      ===========      ======      =======     ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                 Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer
                                  Variable      Variable      Variable      Variable      Variable      Variable
                                Account Funds Account Funds Account Funds Account Funds Account Funds Account Funds
                                 Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                ------------- ------------- ------------- ------------- ------------- -------------
                                                                                                       Oppenheimer
                                 Oppenheimer                 Oppenheimer                               Main Street
                                   Capital     Oppenheimer     Global      Oppenheimer   Oppenheimer    Small Cap
                                Appreciation    Core Bond    Securities    High Income   Main Street     Growth
                                ------------- ------------- ------------- ------------- ------------- -------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................  $   27,825     $207,491     $  165,417     $ 135,155    $   78,598     $  15,133
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk......................    (152,157)     (48,654)      (151,221)      (22,853)      (97,692)      (54,725)
    Administrative expense.....     (11,976)      (4,015)       (12,150)       (1,879)       (7,312)       (4,602)
                                 ----------     --------     ----------     ---------    ----------     ---------
    Net investment income
     (loss)....................    (136,308)     154,822          2,046       110,423       (26,406)      (44,194)
                                 ----------     --------     ----------     ---------    ----------     ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales........   3,352,059      438,492      2,579,408       234,187     2,562,025       873,760
    Cost of investments
     sold......................   2,790,598      441,998      1,925,379       237,129     2,021,576       588,163
                                 ----------     --------     ----------     ---------    ----------     ---------
       Realized gains
        (losses) on fund
        shares.................     561,461       (3,506)       654,029        (2,942)      540,449       285,597
Realized gain distributions....          --           --        601,299            --            --       161,375
                                 ----------     --------     ----------     ---------    ----------     ---------
    Net realized gains
     (losses)..................     561,461       (3,506)     1,255,328        (2,942)      540,449       446,972
Change in unrealized gains
 (losses)......................   1,006,009      (32,057)      (647,266)     (129,578)     (258,165)     (480,753)
                                 ----------     --------     ----------     ---------    ----------     ---------
    Net realized and
     unrealized gains
     (losses) on
     investments...............   1,567,470      (35,563)       608,062      (132,520)      282,284       (33,781)
                                 ----------     --------     ----------     ---------    ----------     ---------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................  $1,431,162     $119,259     $  610,108     $ (22,097)   $  255,878     $ (77,975)
                                 ==========     ========     ==========     =========    ==========     =========


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                                           Oppenheimer      Oppenheimer     Oppenheimer     Oppenheimer
                                                             Variable        Variable         Variable       Variable
                              Oppenheimer   Oppenheimer   Account Funds    Account Funds   Account Funds   Account Funds
                               Variable       Variable    (Service Class  (Service Class   (Service Class (Service Class
                             Account Funds Account Funds     ("SC"))          ("SC"))         ("SC"))         ("SC"))
                              Sub-Account   Sub-Account    Sub-Account      Sub-Account     Sub-Account     Sub-Account
                             ------------- -------------- -------------- ----------------- -------------- ---------------
                                                                            Oppenheimer                     Oppenheimer
                              Oppenheimer   Oppenheimer    Oppenheimer        Capital       Oppenheimer       Global
                              MidCap Fund  Strategic Bond Balanced (SC)  Appreciation (SC) Core Bond (SC) Securities (SC)
                             ------------- -------------- -------------- ----------------- -------------- ---------------
NET INVESTMENT
 INCOME (LOSS)
Dividends...................   $     --      $  240,030    $   996,800      $     7,890      $1,923,388     $   522,975
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...................    (31,412)        (91,333)      (600,036)      (1,165,684)       (646,672)       (644,015)
    Administrative
     expense................     (2,294)         (6,620)       (80,907)        (156,924)        (89,628)        (87,093)
                               --------      ----------    -----------      -----------      ----------     -----------
    Net investment income
     (loss).................    (33,706)        142,077        315,857       (1,314,718)      1,187,088        (208,133)
                               --------      ----------    -----------      -----------      ----------     -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales.....    754,529       1,913,384      7,236,881       16,105,699       4,974,610      12,495,577
    Cost of investments
     sold...................    753,884       1,721,181      6,857,693       13,053,849       4,958,472       9,977,358
                               --------      ----------    -----------      -----------      ----------     -----------
       Realized gains
        (losses) on
        fund shares.........        645         192,203        379,188        3,051,850          16,138       2,518,219
Realized gain
 distributions..............         --              --      3,429,718               --              --       2,187,093
                               --------      ----------    -----------      -----------      ----------     -----------
    Net realized gains
     (losses)...............        645         192,203      3,808,906        3,051,850          16,138       4,705,312
Change in unrealized gains
 (losses)...................    148,582         178,334     (3,299,259)       7,655,208           5,061      (2,584,644)
                               --------      ----------    -----------      -----------      ----------     -----------
    Net realized and
     unrealized gains
     (losses) on
     investments............    149,227         370,537        509,647       10,707,058          21,199       2,120,668
                               --------      ----------    -----------      -----------      ----------     -----------
INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.................   $115,521      $  512,614    $   825,504      $ 9,392,340      $1,208,287     $ 1,912,535
                               ========      ==========    ===========      ===========      ==========     ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                               Oppenheimer     Oppenheimer    Oppenheimer     Oppenheimer     Oppenheimer
                                 Variable        Variable       Variable        Variable        Variable
                              Account Funds   Account Funds  Account Funds   Account Funds   Account Funds        PIMCO
                              (Service Class  (Service Class (Service Class  (Service Class  (Service Class Advisors Variable
                                 ("SC"))         ("SC"))        ("SC"))         ("SC"))         ("SC"))      Insurance Trust
                               Sub-Account     Sub-Account    Sub-Account     Sub-Account     Sub-Account      Sub-Account
                             ---------------- -------------- -------------- ---------------- -------------- -----------------
                                                              Oppenheimer
                                               Oppenheimer    Main Street                     Oppenheimer
                               Oppenheimer         Main        Small Cap      Oppenheimer      Strategic
                             High Income (SC)  Street (SC)    Growth (SC)   MidCap Fund (SC)   Bond (SC)     OpCap Balanced
                             ---------------- -------------- -------------- ---------------- -------------- -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends...................   $ 2,777,794     $ 1,003,215    $    89,084      $       --     $ 4,655,019        $   138
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...................      (565,368)     (1,703,100)      (780,558)       (325,372)     (1,931,806)          (146)
    Administrative
     expense................       (75,994)       (228,106)      (104,155)        (43,024)       (262,194)           (11)
                               -----------     -----------    -----------      ----------     -----------        -------
    Net investment income
     (loss).................     2,136,432        (927,991)      (795,629)       (368,396)      2,461,019            (19)
                               -----------     -----------    -----------      ----------     -----------        -------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales.....     7,770,328      20,600,249     11,806,254       5,459,271      21,461,675            306
    Cost of investments
     sold...................     7,841,363      15,921,729      9,437,710       4,303,008      19,962,184            281
                               -----------     -----------    -----------      ----------     -----------        -------
       Realized gains
        (losses) on
        fund shares.........       (71,035)      4,678,520      2,368,544       1,156,263       1,499,491             25
Realized gain
 distributions..............            --              --      1,926,647              --              --            695
                               -----------     -----------    -----------      ----------     -----------        -------
    Net realized gains
     (losses)...............       (71,035)      4,678,520      4,295,191       1,156,263       1,499,491            720
Change in unrealized gains
 (losses)...................    (2,816,151)       (432,171)    (4,868,815)        237,809       6,369,872         (1,292)
                               -----------     -----------    -----------      ----------     -----------        -------
    Net realized and
     unrealized gains
     (losses) on
     investments............    (2,887,186)      4,246,349       (573,624)      1,394,072       7,869,363           (572)
                               -----------     -----------    -----------      ----------     -----------        -------
INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.................   $  (750,754)    $ 3,318,358    $(1,369,253)     $1,025,676     $10,330,382        $  (591)
                               ===========     ===========    ===========      ==========     ===========        =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                     PIMCO            PIMCO           PIMCO           PIMCO           PIMCO           PIMCO
                               Advisors Variable    Variable        Variable        Variable        Variable        Variable
                                Insurance Trust  Insurance Trust Insurance Trust Insurance Trust Insurance Trust Insurance Trust
                                  Sub-Account      Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                               ----------------- --------------- --------------- --------------- --------------- ---------------
                                                                                                    PIMCO VIT       PIMCO VIT
                                                                                                    Commodity       Emerging
                                     OpCap                                         PIMCO Total     Real Return    Markets Bond
                                   Small Cap      Foreign Bond    Money Market       Return         Strategy     (Admin Shares)
                               ----------------- --------------- --------------- --------------- --------------- ---------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.....................       $  --            $100           $  752           $ 674         $ 99,459        $ 36,042
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk.....................         (32)            (42)            (225)           (199)         (33,738)         (9,140)
    Administrative
     expense..................          (3)             (3)             (17)            (14)          (4,322)         (1,214)
                                     -----            ----           ------           -----         --------        --------
    Net investment income
     (loss)...................         (35)             55              510             461           61,399          25,688
                                     -----            ----           ------           -----         --------        --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales.......          39              49            1,047             254          690,356         335,170
    Cost of investments
     sold.....................          33              85            1,047             285          705,337         330,761
                                     -----            ----           ------           -----         --------        --------
       Realized gains
        (losses) on fund
        shares................           6             (36)              --             (31)         (14,981)          4,409
Realized gain distributions...         497              --               --              --               --          14,368
                                     -----            ----           ------           -----         --------        --------
    Net realized gains
     (losses).................         503             (36)              --             (31)         (14,981)         18,777
Change in unrealized gains
 (losses).....................        (489)             10               --             558          388,199         (18,620)
                                     -----            ----           ------           -----         --------        --------
    Net realized and
     unrealized gains
     (losses) on
     investments..............          14             (26)              --             527          373,218             157
                                     -----            ----           ------           -----         --------        --------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS...................       $ (21)           $ 29           $  510           $ 988         $434,617        $ 25,845
                                     =====            ====           ======           =====         ========        ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                       PIMCO           PIMCO
                                     Variable        Variable         Putnam         Putnam         Putnam         Putnam
                                  Insurance Trust Insurance Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                    Sub-Account     Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                  --------------- --------------- -------------- -------------- -------------- --------------
                                     PIMCO VIT       PIMCO VIT
                                    Real Return    Total Return    VT American
                                     (Advisor        (Advisor       Government     VT Capital     VT Capital    VT Discovery
                                      Shares)         Shares)         Income      Appreciation  Opportunities      Growth
                                  --------------- --------------- -------------- -------------- -------------- --------------
NET INVESTMENT
 INCOME (LOSS)
Dividends........................   $  302,705      $  911,361     $ 2,359,174    $    21,977    $        --     $       --
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk........................     (109,143)       (293,375)       (669,269)      (216,909)      (119,378)      (235,418)
    Administrative expense.......      (12,693)        (36,893)             --             --             --           (708)
                                    ----------      ----------     -----------    -----------    -----------     ----------
    Net investment income
     (loss)......................      180,869         581,093       1,689,905       (194,932)      (119,378)      (236,126)
                                    ----------      ----------     -----------    -----------    -----------     ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..........    1,281,128       2,962,604       9,823,517      3,728,445      4,546,696      3,852,007
    Cost of investments
     sold........................    1,271,476       2,925,892      10,141,996      3,209,717      4,328,709      2,829,898
                                    ----------      ----------     -----------    -----------    -----------     ----------
       Realized gains
        (losses) on fund
        shares...................        9,652          36,712        (318,479)       518,728        217,987      1,022,109
Realized gain distributions......       22,831              --              --      1,229,015        662,708      1,512,665
                                    ----------      ----------     -----------    -----------    -----------     ----------
    Net realized gains
     (losses)....................       32,483          36,712        (318,479)     1,747,743        880,695      2,534,774
Change in unrealized gains
 (losses)........................      485,274         850,224       1,794,968     (2,696,015)    (1,594,153)      (861,456)
                                    ----------      ----------     -----------    -----------    -----------     ----------
    Net realized and
     unrealized gains (losses)
     on investments..............      517,757         886,936       1,476,489       (948,272)      (713,458)     1,673,318
                                    ----------      ----------     -----------    -----------    -----------     ----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS......................   $  698,626      $1,468,029     $ 3,166,394    $(1,143,204)   $  (832,836)    $1,437,192
                                    ==========      ==========     ===========    ===========    ===========     ==========


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                         Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                                     Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                     -------------- -------------- -------------- -------------- -------------- --------------
                                                                   VT The George        VT
                                     VT Diversified   VT Equity     Putnam Fund    Global Asset    VT Global    VT Growth and
                                         Income         Income       of Boston      Allocation       Equity         Income
                                     -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................  $ 3,978,138    $   502,958    $  5,607,454   $   273,715    $ 1,244,756   $   6,896,264
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................   (1,069,050)      (505,924)     (2,709,651)     (740,634)      (803,932)     (6,927,153)
    Administrative expense..........       (1,061)            --        (110,610)      (45,791)            --        (162,596)
                                      -----------    -----------    ------------   -----------    -----------   -------------
    Net investment income
     (loss).........................    2,908,027         (2,966)      2,787,193      (512,710)       440,824        (193,485)
                                      -----------    -----------    ------------   -----------    -----------   -------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............   20,303,752      8,678,880      48,749,847    14,841,908     14,607,004     133,106,987
    Cost of investments sold........   20,695,155      7,386,323      44,755,681    12,903,218     15,543,949     123,272,442
                                      -----------    -----------    ------------   -----------    -----------   -------------
       Realized gains (losses)
        on fund shares..............     (391,403)     1,292,557       3,994,166     1,938,690       (936,945)      9,834,545
Realized gain distributions.........           --      2,500,885      19,463,083            --             --      79,244,020
                                      -----------    -----------    ------------   -----------    -----------   -------------
    Net realized gains
     (losses).......................     (391,403)     3,793,442      23,457,249     1,938,690       (936,945)     89,078,565
Change in unrealized gains
 (losses)...........................     (449,213)    (3,068,540)    (26,346,702)     (657,885)     5,018,244    (119,833,523)
                                      -----------    -----------    ------------   -----------    -----------   -------------
    Net realized and unrealized
     gains (losses) on
     investments....................     (840,616)       724,902      (2,889,453)    1,280,805      4,081,299     (30,754,958)
                                      -----------    -----------    ------------   -----------    -----------   -------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................  $ 2,067,411    $   721,936    $   (102,260)  $   768,095    $ 4,522,123   $ (30,948,443)
                                      ===========    ===========    ============   ===========    ===========   =============


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                         Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                                     Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                     -------------- -------------- -------------- -------------- -------------- --------------
                                                                                                                      VT
                                                                                                       VT       International
                                       VT Growth      VT Health                                  International    Growth and
                                     Opportunities     Sciences    VT High Yield    VT Income        Equity         Income
                                     -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................   $   11,417    $   512,558    $ 7,386,546    $11,015,007    $  9,630,449   $  1,297,427
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk......     (278,501)      (850,984)    (1,301,071)    (2,934,359)     (4,898,551)      (997,159)
    Administrative expense..........         (193)       (15,797)       (87,892)      (191,031)       (261,418)            (7)
                                       ----------    -----------    -----------    -----------    ------------   ------------
    Net investment income
     (loss).........................     (267,277)      (354,223)     5,997,583      7,889,617       4,470,480        300,261
                                       ----------    -----------    -----------    -----------    ------------   ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............    5,494,881     17,439,952     24,083,195     42,607,691      81,218,355     20,650,112
    Cost of investments sold........    6,378,618     14,937,998     24,411,523     42,826,535      64,281,445     16,041,933
                                       ----------    -----------    -----------    -----------    ------------   ------------
       Realized gains (losses)
        on fund shares..............     (883,737)     2,501,954       (328,328)      (218,844)     16,936,910      4,608,179
Realized gain distributions.........           --             --             --             --      41,689,914     13,410,477
                                       ----------    -----------    -----------    -----------    ------------   ------------
    Net realized gains (losses).....     (883,737)     2,501,954       (328,328)      (218,844)     58,626,824     18,018,656
Change in unrealized gains
 (losses)...........................    1,952,659     (2,780,690)    (4,369,630)       (90,225)    (40,153,403)   (14,035,621)
                                       ----------    -----------    -----------    -----------    ------------   ------------
    Net realized and unrealized
     gains (losses) on
     investments....................    1,068,922       (278,736)    (4,697,958)      (309,069)     18,473,421      3,983,035
                                       ----------    -----------    -----------    -----------    ------------   ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................   $  801,645    $  (632,959)   $ 1,299,625    $ 7,580,548    $ 22,943,901   $  4,283,296
                                       ==========    ===========    ===========    ===========    ============   ============


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                         Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                                     Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                     -------------- -------------- -------------- -------------- -------------- --------------
                                           VT
                                     International
                                          New                            VT             VT           VT New
                                     Opportunities   VT Investors  Mid Cap Value   Money Market  Opportunities   VT New Value
                                     -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................  $   357,231    $   557,715    $   288,130    $  7,316,593   $        --    $  2,227,925
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................     (574,418)    (2,134,230)      (274,979)     (2,192,368)   (1,407,864)     (2,715,824)
    Administrative expense..........           --        (38,526)            --        (222,800)      (18,270)       (150,035)
                                      -----------    -----------    -----------    ------------   -----------    ------------
    Net investment income
     (loss).........................     (217,187)    (1,615,041)        13,151       4,901,425    (1,426,134)       (637,934)
                                      -----------    -----------    -----------    ------------   -----------    ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............   11,788,134     41,511,817      6,796,342     122,737,286    25,777,886      47,481,617
    Cost of investments sold........    8,350,646     40,804,047      5,926,054     122,737,286    33,456,671      40,276,723
                                      -----------    -----------    -----------    ------------   -----------    ------------
       Realized gains (losses)
        on fund shares..............    3,437,488        707,770        870,288              --    (7,678,785)      7,204,894
Realized gain distributions.........           --             --      1,656,749              --            --      18,641,382
                                      -----------    -----------    -----------    ------------   -----------    ------------
    Net realized gains
     (losses).......................    3,437,488        707,770      2,527,037              --    (7,678,785)     25,846,276
Change in unrealized gains
 (losses)...........................    1,244,562     (7,938,716)    (2,358,068)             --    13,827,773     (35,748,178)
                                      -----------    -----------    -----------    ------------   -----------    ------------
    Net realized and unrealized
     gains (losses) on
     investments....................    4,682,050     (7,230,946)       168,969              --     6,148,988      (9,901,902)
                                      -----------    -----------    -----------    ------------   -----------    ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................  $ 4,464,863    $(8,845,987)   $   182,120    $  4,901,425   $ 4,722,854    $(10,539,836)
                                      ===========    ===========    ===========    ============   ===========    ============


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                         Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                                     Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                     -------------- -------------- -------------- -------------- -------------- --------------
                                                                                        VT
                                        VT OTC &                                    Utilities
                                        Emerging                    VT Small Cap    Growth and
                                         Growth      VT Research       Value          Income        VT Vista      VT Voyager
                                     -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................  $        --    $   330,242    $    875,196   $   882,397    $        --    $         --
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk......     (410,739)    (1,079,325)     (2,128,507)     (703,375)    (1,115,642)     (3,894,674)
    Administrative expense..........           --        (13,832)        (44,277)      (13,531)       (26,381)       (154,289)
                                      -----------    -----------    ------------   -----------    -----------    ------------
    Net investment income
     (loss).........................     (410,739)      (762,915)     (1,297,588)      165,491     (1,142,023)     (4,048,963)
                                      -----------    -----------    ------------   -----------    -----------    ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............    8,498,504     20,507,067      43,175,682    15,123,283     23,717,242      79,892,454
    Cost of investments sold........   10,762,507     18,143,926      33,318,910    11,212,111     23,316,145      96,038,763
                                      -----------    -----------    ------------   -----------    -----------    ------------
       Realized gains (losses)
        on fund shares..............   (2,264,003)     2,363,141       9,856,772     3,911,172        401,097     (16,146,309)
Realized gain distributions.........           --             --      17,503,929            --             --              --
                                      -----------    -----------    ------------   -----------    -----------    ------------
    Net realized gains (losses).....   (2,264,003)     2,363,141      27,360,701     3,911,172        401,097     (16,146,309)
Change in unrealized gains
 (losses)...........................    5,921,899     (1,452,534)    (44,399,126)    4,315,709      3,178,733      31,563,983
                                      -----------    -----------    ------------   -----------    -----------    ------------
    Net realized and unrealized
     gains (losses) on
     investments....................    3,657,896        910,607     (17,038,425)    8,226,881      3,579,830      15,417,674
                                      -----------    -----------    ------------   -----------    -----------    ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................  $ 3,247,157    $   147,692    $(18,336,013)  $ 8,392,372    $ 2,437,807    $ 11,368,711
                                      ===========    ===========    ============   ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                         Rydex       STI Classic    STI Classic    STI Classic    STI Classic    STI Classic
                                     Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                     -------------- -------------- -------------- -------------- -------------- --------------
                                                      STI Clasic     STI Clasic
                                                      Large Cap      Large Cap         STI                        STI Large
                                                     Core Equity    Growth Stock  International  STI Investment   Cap Value
                                       Rydex OTC       Fund (o)       Fund (p)    Equity (j)(q)  Grade Bond (q)     Equity
                                     -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................      $  5        $   50,582     $   69,392    $    27,811     $  229,462    $   283,146
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk......       (82)          (62,346)      (233,115)       (16,814)       (36,858)      (245,531)
    Administrative expense..........        (6)           (5,626)       (18,422)        (1,389)        (3,172)       (19,780)
                                          ----        ----------     ----------    -----------     ----------    -----------
    Net investment income
     (loss).........................       (83)          (17,390)      (182,145)         9,608        189,432         17,835
                                          ----        ----------     ----------    -----------     ----------    -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............        89         2,001,133      8,370,348      4,599,347      9,379,411      8,110,446
    Cost of investments sold........        74         1,594,102      7,962,946      3,844,194      9,455,632      6,020,764
                                          ----        ----------     ----------    -----------     ----------    -----------
       Realized gains (losses)
        on fund shares..............        15           407,031        407,402        755,153        (76,221)     2,089,682
Realized gain distributions.........        --           246,030        933,165        558,533             --             --
                                          ----        ----------     ----------    -----------     ----------    -----------
    Net realized gains (losses).....        15           653,061      1,340,567      1,313,686        (76,221)     2,089,682
Change in unrealized gains
 (losses)...........................       902          (624,567)     1,015,809     (1,042,650)          (265)    (1,438,636)
                                          ----        ----------     ----------    -----------     ----------    -----------
    Net realized and unrealized
     gains (losses) on
     investments....................       917            28,494      2,356,376        271,036        (76,486)       651,046
                                          ----        ----------     ----------    -----------     ----------    -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................      $834        $   11,104     $2,174,231    $   280,644     $  112,946    $   668,881
                                          ====        ==========     ==========    ===========     ==========    ===========

--------
(j)On April 27, 2007 STI International Equity merged into Federated Prime Money Fund II
(o)Previously known as STI Large Cap Relative Value
(p)Previously known as STI Capital Appreciation
(q)For the period beginning January 1, 2007 and ended April 27, 2007


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                                              The Universal  The Universal  The Universal  The Universal
                                 STI Classic    STI Classic   Institutional  Institutional  Institutional  Institutional
                               Variable Trust  Variable Trust  Funds, Inc.    Funds, Inc.    Funds, Inc.    Funds, Inc.
                                 Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                               --------------- -------------- -------------- -------------- -------------- -------------
                                     STI                        Van Kampen                                  Van Kampen
                                Mid-Cap Core   STI Small Cap   UIF Emerging  Van Kampen UIF Van Kampen UIF  UIF Global
                               Equity Fund (r)  Value Equity  Markets Equity Equity Growth   Fixed Income  Value Equity
                               --------------- -------------- -------------- -------------- -------------- -------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.....................   $    15,640    $    82,223    $   284,654    $        --      $ 65,659       $ 1,025
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk.....................       (97,940)      (129,894)    (1,000,738)      (845,901)      (25,049)         (741)
    Administrative
     expense..................        (7,870)       (11,533)       (64,852)       (70,746)       (1,829)          (58)
                                 -----------    -----------    -----------    -----------      --------       -------
    Net investment income
     (loss)...................       (90,170)       (59,204)      (780,936)      (916,647)       38,781           226
                                 -----------    -----------    -----------    -----------      --------       -------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales.......     3,404,475      3,252,501     25,845,376     18,256,090       196,997        15,287
    Cost of investments
     sold.....................     2,894,607      2,591,700     14,237,229     14,790,608       192,518        11,380
                                 -----------    -----------    -----------    -----------      --------       -------
       Realized gains
        (losses) on fund
        shares................       509,868        660,801     11,608,147      3,465,482         4,479         3,907
Realized gain
 distributions................     1,027,832      1,975,895      7,262,135             --            --         4,326
                                 -----------    -----------    -----------    -----------      --------       -------
    Net realized gains
     (losses).................     1,537,700      2,636,696     18,870,282      3,465,482         4,479         8,233
Change in unrealized gains
 (losses).....................    (1,061,753)    (2,331,112)     2,895,074      7,787,781        26,766        (5,150)
                                 -----------    -----------    -----------    -----------      --------       -------
    Net realized and
     unrealized gains
     (losses) on
     investments..............       475,947        305,584     21,765,356     11,253,263        31,245         3,083
                                 -----------    -----------    -----------    -----------      --------       -------
INCREASE (DECREASE)
 IN NET ASSETS
 FROM
 OPERATIONS...................   $   385,777    $   246,380    $20,984,420    $10,336,616      $ 70,026       $ 3,309
                                 ===========    ===========    ===========    ===========      ========       =======

--------
(r)Previously known as STI Mid-Cap Equity


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                     The Universal  The Universal  The Universal  The Universal The Universal The Universal
                                     Institutional  Institutional  Institutional  Institutional Institutional Institutional
                                      Funds, Inc.    Funds, Inc.    Funds, Inc.    Funds, Inc.   Funds, Inc.   Funds, Inc.
                                      Sub-Account    Sub-Account    Sub-Account    Sub-Account   Sub-Account   Sub-Account
                                     -------------- -------------- -------------- ------------- ------------- -------------
                                                                                   Van Kampen
                                                    Van Kampen UIF                  UIF U.S.     Van Kampen
                                       Van Kampen   International  Van Kampen UIF    Mid Cap      UIF U.S.     Van Kampen
                                     UIF High Yield     Magnum     Mid Cap Growth     Value      Real Estate    UIF Value
                                     -------------- -------------- -------------- ------------- ------------- -------------
NET INVESTMENT
 INCOME (LOSS)
Dividends...........................     $ 783       $   589,804    $        --   $    878,909  $    733,654    $  5,222
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................      (127)         (618,572)      (616,587)    (2,116,605)   (1,060,877)     (4,422)
    Administrative expense..........        (8)          (40,612)       (39,317)      (151,738)      (68,514)       (297)
                                         -----       -----------    -----------   ------------  ------------    --------
    Net investment income
     (loss).........................       648           (69,380)      (655,904)    (1,389,434)     (395,737)        503
                                         -----       -----------    -----------   ------------  ------------    --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............       375        12,659,127     13,940,256     41,782,630    25,701,662      90,598
    Cost of investments sold........       196         9,721,465      9,857,132     31,482,653    16,027,015      74,770
                                         -----       -----------    -----------   ------------  ------------    --------
       Realized gains (losses)
        on fund shares..............       179         2,937,662      4,083,124     10,299,977     9,674,647      15,828
Realized gain distributions.........        --         4,057,648      1,842,447     13,609,160     5,729,255      19,829
                                         -----       -----------    -----------   ------------  ------------    --------
    Net realized gains
     (losses).......................       179         6,995,310      5,925,571     23,909,137    15,403,902      35,657
Change in unrealized gains
 (losses)...........................      (610)       (2,006,449)     2,036,135    (13,719,771)  (26,369,714)    (45,909)
                                         -----       -----------    -----------   ------------  ------------    --------
    Net realized and unrealized
     gains (losses) on
     investments....................      (431)        4,988,861      7,961,706     10,189,366   (10,965,812)    (10,252)
                                         -----       -----------    -----------   ------------  ------------    --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................     $ 217       $ 4,919,481    $ 7,305,802   $  8,799,932  $(11,361,549)   $ (9,749)
                                         =====       ===========    ===========   ============  ============    ========


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                     The Universal The Universal  The Universal  The Universal  The Universal The Universal
                                     Institutional Institutional  Institutional  Institutional  Institutional Institutional
                                      Funds, Inc.   Funds, Inc.    Funds, Inc.    Funds, Inc.    Funds, Inc.   Funds, Inc.
                                      (Class II)     (Class II)     (Class II)     (Class II)    (Class II)    (Class II)
                                      Sub-Account   Sub-Account    Sub-Account    Sub-Account    Sub-Account   Sub-Account
                                     ------------- -------------- -------------- -------------- ------------- -------------
                                                                                                               Van Kampen
                                      Van Kampen     Van Kampen     Van Kampen                   Van Kampen     UIF Int'l
                                     UIF Emerging   UIF Emerging  UIF Equity and Van Kampen UIF  UIF Global      Growth
                                     Markets Debt  Markets Equity     Income     Equity Growth    Franchise      Equity
                                      (Class II)     (Class II)     (Class II)     (Class II)    (Class II)    (Class II)
                                     ------------- -------------- -------------- -------------- ------------- -------------
NET INVESTMENT
 INCOME (LOSS)
Dividends...........................  $ 2,128,958   $   157,487    $ 1,548,658     $       --    $        --    $  7,589
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................     (423,951)     (567,563)    (1,253,792)      (269,685)    (1,797,863)    (70,942)
    Administrative expense..........      (56,831)      (72,786)      (163,091)       (35,636)      (230,297)     (8,858)
                                      -----------   -----------    -----------     ----------    -----------    --------
    Net investment income
     (loss).........................    1,648,176      (482,862)       131,775       (305,321)    (2,028,160)    (72,211)
                                      -----------   -----------    -----------     ----------    -----------    --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............    5,911,000     9,472,088     17,725,196      5,278,857     22,501,377     902,747
    Cost of investments sold........    5,862,285     5,796,991     15,706,185      3,859,346     18,563,875     770,364
                                      -----------   -----------    -----------     ----------    -----------    --------
       Realized gains (losses)
        on fund shares..............       48,715     3,675,097      2,019,011      1,419,511      3,937,502     132,383
Realized gain distributions.........      915,468     4,267,122      2,180,391             --     10,730,419     108,727
                                      -----------   -----------    -----------     ----------    -----------    --------
    Net realized gains
     (losses).......................      964,183     7,942,219      4,199,402      1,419,511     14,667,921     241,110
Change in unrealized gains
 (losses)...........................   (1,242,001)    4,838,731     (2,806,181)     2,222,472     (3,583,434)    344,536
                                      -----------   -----------    -----------     ----------    -----------    --------
    Net realized and unrealized
     gains (losses) on
     investments....................     (277,818)   12,780,950      1,393,221      3,641,983     11,084,487     585,646
                                      -----------   -----------    -----------     ----------    -----------    --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................  $ 1,370,358   $12,298,088    $ 1,524,996     $3,336,662    $ 9,056,327    $513,435
                                      ===========   ===========    ===========     ==========    ===========    ========


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                     The Universal The Universal  The Universal  The Universal  Van Kampen   Van Kampen
                                     Institutional Institutional  Institutional  Institutional     Life         Life
                                      Funds, Inc.   Funds, Inc.    Funds, Inc.    Funds, Inc.   Investment   Investment
                                      (Class II)     (Class II)     (Class II)    (Class II)       Trust        Trust
                                      Sub-Account   Sub-Account    Sub-Account    Sub-Account   Sub-Account  Sub-Account
                                     ------------- -------------- -------------- ------------- ------------  -----------
                                      Van Kampen   Van Kampen UIF Van Kampen UIF  Van Kampen
                                      UIF Mid Cap  Small Company   U.S. Mid Cap    UIF U.S.
                                        Growth         Growth         Value       Real Estate       LIT          LIT
                                      (Class II)     (Class II)     (Class II)    (Class II)     Comstock    Government
                                     ------------- -------------- -------------- ------------- ------------  -----------
NET INVESTMENT
 INCOME (LOSS)
Dividends...........................  $        --   $        --    $   490,856   $  1,049,665  $  1,824,677   $ 74,586
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................     (871,680)     (394,269)    (1,265,101)    (1,620,791)   (1,313,557)   (19,099)
    Administrative expense..........     (110,408)      (49,198)      (160,717)      (212,851)      (96,250)    (1,544)
                                      -----------   -----------    -----------   ------------  ------------   --------
    Net investment income
     (loss).........................     (982,088)     (443,467)      (934,962)      (783,977)      414,870     53,943
                                      -----------   -----------    -----------   ------------  ------------   --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............   12,108,326     7,289,309     15,807,430     30,116,290    31,179,631    413,856
    Cost of investments sold........    9,614,808     5,821,323     12,899,447     23,576,286    25,705,987    413,913
                                      -----------   -----------    -----------   ------------  ------------   --------
       Realized gains (losses)
        on fund shares..............    2,493,518     1,467,986      2,907,983      6,540,004     5,473,644        (57)
Realized gain distributions.........    2,828,895     2,200,058      8,521,380      9,742,420     2,246,575         --
                                      -----------   -----------    -----------   ------------  ------------   --------
    Net realized gains
     (losses).......................    5,322,413     3,668,044     11,429,363     16,282,424     7,720,219        (57)
Change in unrealized gains
 (losses)...........................    6,223,096    (2,755,794)    (5,498,773)   (36,024,311)  (10,315,466)    32,771
                                      -----------   -----------    -----------   ------------  ------------   --------
    Net realized and unrealized
     gains (losses) on
     investments....................   11,545,509       912,250      5,930,590    (19,741,887)   (2,595,247)    32,714
                                      -----------   -----------    -----------   ------------  ------------   --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................  $10,563,421   $   468,783    $ 4,995,628   $(20,525,864) $ (2,180,377)  $ 86,657
                                      ===========   ===========    ===========   ============  ============   ========


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------


                                                                 Van Kampen    Van Kampen     Van Kampen    Van Kampen
                                      Van Kampen  Van Kampen        Life          Life           Life          Life
                                         Life        Life        Investment    Investment     Investment    Investment
                                      Investment  Investment       Trust         Trust          Trust         Trust
                                        Trust        Trust       (Class II)    (Class II)     (Class II)    (Class II)
                                     Sub-Account  Sub-Account   Sub-Account   Sub-Account    Sub-Account   Sub-Account
                                     ------------ -----------  -------------- ------------  -------------- ------------
                                                               LIT Aggressive               LIT Growth and     LIT
                                         LIT         Strat         Growth     LIT Comstock      Income     Money Market
                                     Money Market  Growth I      (Class II)    (Class II)     (Class II)    (Class II)
                                     ------------ -----------  -------------- ------------  -------------- ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...........................  $  150,966  $    23,798    $       --   $  5,583,590   $ 2,373,860   $ 1,529,115
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk...........................     (41,585)    (702,698)     (343,684)    (5,328,282)   (2,507,760)     (493,591)
    Administrative expense..........      (3,295)     (48,830)      (35,874)      (551,863)     (323,205)      (66,919)
                                      ----------  -----------    ----------   ------------   -----------   -----------
    Net investment income
     (loss).........................     106,086     (727,730)     (379,558)      (296,555)     (457,105)      968,605
                                      ----------  -----------    ----------   ------------   -----------   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.............   1,501,402   15,051,276     6,014,694     69,075,366    30,745,077    23,336,837
    Cost of investments sold........   1,501,402   16,338,525     5,050,848     56,418,046    25,346,297    23,336,837
                                      ----------  -----------    ----------   ------------   -----------   -----------
       Realized gains (losses)
        on fund shares..............          --   (1,287,249)      963,846     12,657,320     5,398,780            --
Realized gain distributions.........          --           --     1,543,863      7,748,072     6,393,176            --
                                      ----------  -----------    ----------   ------------   -----------   -----------
    Net realized gains
     (losses).......................          --   (1,287,249)    2,507,709     20,405,392    11,791,956            --
Change in unrealized gains
 (losses)...........................          --    8,916,296     1,116,496    (31,519,323)   (9,370,433)           --
                                      ----------  -----------    ----------   ------------   -----------   -----------
    Net realized and unrealized
     gains (losses) on
     investments....................          --    7,629,047     3,624,205    (11,113,931)    2,421,523            --
                                      ----------  -----------    ----------   ------------   -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.........................  $  106,086  $ 6,901,317    $3,244,647   $(11,410,486)  $ 1,964,418   $   968,605
                                      ==========  ===========    ==========   ============   ===========   ===========


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                                                  Van Kampen
                                                                     Life
                                                                  Investment
                                                                     Trust
                                                                  (Class II)
                                                                  Sub-Account
                                                                  -----------
                                                                     Strat
                                                                   Growth II
                                                                  -----------
 NET INVESTMENT INCOME (LOSS)
 Dividends....................................................... $        --
 Charges from Allstate Life Insurance Company:
     Mortality and expense risk..................................  (1,032,752)
     Administrative expense......................................    (100,636)
                                                                  -----------
     Net investment income (loss)................................  (1,133,388)
                                                                  -----------
 NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 Realized gains (losses) on fund shares:
     Proceeds from sales.........................................  16,816,038
     Cost of investments sold....................................  13,440,712
                                                                  -----------
        Realized gains (losses) on fund shares...................   3,375,326
 Realized gain distributions.....................................          --
                                                                  -----------
     Net realized gains (losses).................................   3,375,326
 Change in unrealized gains (losses).............................   6,663,483
                                                                  -----------
     Net realized and unrealized gains (losses) on investments...  10,038,809
                                                                  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS............... $ 8,905,421
                                                                  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                           Series      Series      Series      Series      Series      Series
                                            Trust       Trust       Trust       Trust       Trust       Trust
                                         Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                         ----------- ----------- ----------- ----------- ----------- -----------
                                                                                 AST         AST         AST
                                                         AST         AST      Alliance    Alliance    American
                                             AST     Aggressive   Alliance    Bernstein   Bernstein    Century
                                          Advanced      Asset     Bernstein   Growth &     Managed    Strategic
                                         Strategies  Allocation  Core Value    Income     Index 500  Allocation
                                         ----------- ----------- ----------- ----------- ----------- -----------
                                          2007 (a)    2007 (a)    2007 (a)    2007 (a)    2007 (a)    2007 (a)
                                         ----------- ----------- ----------- ----------- ----------- -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $      (53)   $   (28)    $    (1)    $   208     $   602    $  1,745
Net realized gains (losses).............        (16)       298          --       1,337      (1,011)      5,907
Change in unrealized gains (losses).....      2,697        925         (46)     (2,142)       (169)     (7,407)
                                         ----------    -------     -------     -------     -------    --------
Increase (decrease) in net assets from
 operations.............................      2,628      1,195         (47)       (597)       (578)        245
                                         ----------    -------     -------     -------     -------    --------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................  1,228,958     52,574          --          --          --     134,819
Benefit payments........................         --         --          --          --          --          --
Payments on termination.................     (1,297)        --          --          --          --         (45)
Contract maintenance charge.............         --         --          --          --          --          --
Transfers among the sub-accounts and
 with the Fixed Account--net............      8,592        242       9,570      48,939      12,276         467
Adjustment to net assets allocated to
 contract in payout period..............         --         --          --          --          --          --
                                         ----------    -------     -------     -------     -------    --------
Increase (decrease) in net assets from
 contract transactions..................  1,236,253     52,816       9,570      48,939      12,276     135,241
                                         ----------    -------     -------     -------     -------    --------
INCREASE (DECREASE) IN NET
 ASSETS.................................  1,238,881     54,011       9,523      48,342      11,698     135,486
NET ASSETS AT BEGINNING OF
 PERIOD.................................         --         --          --          --          --          --
                                         ----------    -------     -------     -------     -------    --------
NET ASSETS AT END OF
 PERIOD................................. $1,238,881    $54,011     $ 9,523     $48,342     $11,698    $135,486
                                         ==========    =======     =======     =======     =======    ========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................         --         --          --          --          --          --
       Units issued.....................    166,390      5,236       2,003       8,649       7,302      26,417
       Units redeemed...................    (47,938)       (23)     (1,002)     (3,908)     (6,104)    (13,397)
                                         ----------    -------     -------     -------     -------    --------
    Units outstanding at end of
     period.............................    118,452      5,213       1,001       4,741       1,198      13,020
                                         ==========    =======     =======     =======     =======    ========

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                   Advanced    Advanced    Advanced     Advanced    Advanced    Advanced
                                                    Series      Series      Series       Series      Series      Series
                                                     Trust       Trust       Trust       Trust        Trust       Trust
                                                  Sub-Account Sub-Account Sub-Account Sub-Account  Sub-Account Sub-Account
                                                  ----------- ----------- ----------- ------------ ----------- -----------
                                                      AST     AST Capital     AST         AST          AST         AST
                                                   Balanced     Growth      Cohen &   Conservative    DeAm        DeAm
                                                     Asset       Asset      Steers       Asset      Large-Cap   Small-Cap
                                                  Allocation  Allocation    Realty     Allocation     Value       Value
                                                  ----------- ----------- ----------- ------------ ----------- -----------
                                                   2007 (a)    2007 (a)    2007 (a)     2007 (a)    2007 (a)    2007 (a)
                                                  ----------- ----------- ----------- ------------ ----------- -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $   (1,376) $   (3,860)   $   (1)     $   (707)    $   --       $ --
Net realized gains (losses)......................      7,814       3,846        --         1,793         --         --
Change in unrealized gains (losses)..............    (28,255)    (45,349)      (18)        2,729         (1)         9
                                                  ----------  ----------    ------      --------     ------       ----
Increase (decrease) in net assets from
 operations......................................    (21,817)    (45,363)      (19)        3,815         (1)         9
                                                  ----------  ----------    ------      --------     ------       ----
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................  3,549,877   2,482,865     5,500       715,901         --         --
Benefit payments.................................         --          --        --            --         --         --
Payments on termination..........................    (12,089)        (80)       --        (2,004)        --         --
Contract maintenance charge......................         --          --        --            --         --         --
Transfers among the sub-accounts and with the
 Fixed Account--net..............................    115,215     228,172     2,242       (48,697)     1,221        335
Adjustment to net assets allocated to contract in
 payout period...................................         --          --        --            --         --         --
                                                  ----------  ----------    ------      --------     ------       ----
Increase (decrease) in net assets from contract
 transactions....................................  3,653,003   2,710,957     7,742       665,200      1,221        335
                                                  ----------  ----------    ------      --------     ------       ----
INCREASE (DECREASE) IN NET
 ASSETS..........................................  3,631,186   2,665,594     7,723       669,015      1,220        344
NET ASSETS AT BEGINNING OF
 PERIOD..........................................         --          --        --            --         --         --
                                                  ----------  ----------    ------      --------     ------       ----
NET ASSETS AT END OF PERIOD...................... $3,631,186  $2,665,594    $7,723      $669,015     $1,220       $344
                                                  ==========  ==========    ======      ========     ======       ====
UNITS OUTSTANDING
    Units outstanding at beginning of period.....         --          --        --            --         --         --
       Units issued..............................    530,450     430,420     1,078       115,196        248         78
       Units redeemed............................   (181,987)   (174,285)     (255)      (51,088)      (124)       (39)
                                                  ----------  ----------    ------      --------     ------       ----
    Units outstanding at end of period...........    348,463     256,135       823        64,108        124         39
                                                  ==========  ==========    ======      ========     ======       ====

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                   Advanced    Advanced     Advanced     Advanced    Advanced    Advanced
                                                    Series      Series       Series       Series      Series      Series
                                                     Trust       Trust       Trust        Trust        Trust       Trust
                                                  Sub-Account Sub-Account Sub-Account  Sub-Account  Sub-Account Sub-Account
                                                  ----------- ----------- ------------ ------------ ----------- -----------
                                                                              AST          AST          AST
                                                      AST         AST     First Trust    Goldman      Goldman
                                                   Federated  First Trust   Capital       Sachs        Sachs
                                                  Aggressive   Balanced   Appreciation Concentrated   Mid-Cap       AST
                                                    Growth      Target       Target       Growth      Growth    High Yield
                                                  ----------- ----------- ------------ ------------ ----------- -----------
                                                   2007 (a)    2007 (a)     2007 (a)     2007 (a)    2007 (a)    2007 (a)
                                                  ----------- ----------- ------------ ------------ ----------- -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss).....................    $ --     $     (128)  $   (5,685)   $    (2)     $   (1)     $   (1)
Net realized gains (losses)......................      --           (935)      (9,148)        --          --          --
Change in unrealized gains (losses)..............       6        (20,753)       6,421        (68)        (28)          9
                                                     ----     ----------   ----------    -------      ------      ------
Increase (decrease) in net assets from
 operations......................................       6        (21,816)      (8,412)       (70)        (29)          8
                                                     ----     ----------   ----------    -------      ------      ------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................      --      2,487,259    4,752,043         --          --          --
Benefit payments.................................      --             --           --         --          --          --
Payments on termination..........................      --         (1,537)        (670)        --          --          --
Contract maintenance charge......................      --             --           --         --          --          --
Transfers among the sub-accounts and with the
 Fixed Account--net..............................     610         15,209      (89,872)    10,494       1,905       1,831
Adjustment to net assets allocated to contract in
 payout period...................................      --             --           --         --          --          --
                                                     ----     ----------   ----------    -------      ------      ------
Increase (decrease) in net assets from contract
 transactions....................................     610      2,500,931    4,661,501     10,494       1,905       1,831
                                                     ----     ----------   ----------    -------      ------      ------
INCREASE (DECREASE) IN NET
 ASSETS..........................................     616      2,479,115    4,653,089     10,424       1,876       1,839
NET ASSETS AT BEGINNING OF
 PERIOD..........................................      --             --           --         --          --          --
                                                     ----     ----------   ----------    -------      ------      ------
NET ASSETS AT END OF PERIOD......................    $616     $2,479,115   $4,653,089    $10,424      $1,876      $1,839
                                                     ====     ==========   ==========    =======      ======      ======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period......................................      --             --           --         --          --          --
       Units issued..............................     120        390,812      649,071      1,998         360         349
       Units redeemed............................     (60)      (152,540)    (207,885)    (1,000)       (179)       (174)
                                                     ----     ----------   ----------    -------      ------      ------
    Units outstanding at end of period...........      60        238,272      441,186        998         181         175
                                                     ====     ==========   ==========    =======      ======      ======

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                    Advanced      Advanced      Advanced     Advanced    Advanced    Advanced
                                                     Series        Series        Series       Series      Series      Series
                                                      Trust         Trust         Trust        Trust       Trust       Trust
                                                   Sub-Account   Sub-Account   Sub-Account  Sub-Account Sub-Account Sub-Account
                                                  ------------- ------------- ------------- ----------- ----------- -----------
                                                                                   AST                      AST         AST
                                                       AST           AST        JPMorgan        AST        Lord       Marsico
                                                  International International International  Large-Cap  Abbett Bond   Capital
                                                     Growth         Value        Equity        Value     Debenture    Growth
                                                  ------------- ------------- ------------- ----------- ----------- -----------
                                                    2007 (a)      2007 (a)      2007 (a)     2007 (a)    2007 (a)    2007 (a)
                                                  ------------- ------------- ------------- ----------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss).....................    $    (2)      $   177       $   392      $    90     $   (1)     $   (10)
Net realized gains (losses)......................      1,425           236           211          288         --           --
Change in unrealized gains (losses)..............     (1,436)       (1,222)       (1,011)      (1,457)        13         (284)
                                                     -------       -------       -------      -------     ------      -------
Increase (decrease) in net assets from
 operations......................................        (13)         (809)         (408)      (1,079)        12         (294)
                                                     -------       -------       -------      -------     ------      -------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................         --            --            --       11,371         --           --
Benefit payments.................................         --            --            --           --         --           --
Payments on termination..........................         --            --            --           --         --           --
Contract maintenance charge......................         --            --            --           --         --           --
Transfers among the sub-accounts and with the
 Fixed Account--net..............................     24,217        57,467        51,211        8,469      3,052       15,404
Adjustment to net assets allocated to contract in
 payout period...................................         --            --            --           --         --           --
                                                     -------       -------       -------      -------     ------      -------
Increase (decrease) in net assets from contract
 transactions....................................     24,217        57,467        51,211       19,840      3,052       15,404
                                                     -------       -------       -------      -------     ------      -------
INCREASE (DECREASE) IN NET
 ASSETS..........................................     24,204        56,658        50,803       18,761      3,064       15,110
NET ASSETS AT BEGINNING OF
 PERIOD..........................................         --            --            --           --         --           --
                                                     -------       -------       -------      -------     ------      -------
NET ASSETS AT END OF PERIOD......................    $24,204       $56,658       $50,803      $18,761     $3,064      $15,110
                                                     =======       =======       =======      =======     ======      =======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period......................................         --            --            --           --         --           --
       Units issued..............................      4,099        10,093         9,095        2,839        588        1,860
       Units redeemed............................     (1,910)       (4,679)       (4,179)        (879)      (294)        (466)
                                                     -------       -------       -------      -------     ------      -------
    Units outstanding at end of period...........      2,189         5,414         4,916        1,960        294        1,394
                                                     =======       =======       =======      =======     ======      =======

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                   Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                                    Series      Series      Series      Series      Series      Series
                                                     Trust       Trust       Trust       Trust       Trust       Trust
                                                  Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                                  ----------- ----------- ----------- ----------- ----------- -----------
                                                                                          AST         AST         AST
                                                                                       Neuberger   Neuberger   Neuberger
                                                      AST         AST                   Berman      Berman      Berman
                                                  MFS Global    Mid-Cap    AST Money    Mid-Cap     Mid-Cap    Small-Cap
                                                    Equity       Value      Market      Growth       Value      Growth
                                                  ----------- ----------- ----------- ----------- ----------- -----------
                                                   2007 (a)    2007 (a)    2007 (a)    2007 (a)    2007 (a)    2007 (a)
                                                  ----------- ----------- ----------- ----------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss).....................   $   888     $   (1)     $    65      $  --      $   (1)      $ --
Net realized gains (losses)......................      (905)        --           --          1          --         --
Change in unrealized gains (losses)..............      (645)       (17)          --          6         (17)       (26)
                                                    -------     ------      -------      -----      ------       ----
Increase (decrease) in net assets from
 operations......................................      (662)       (18)          65          7         (18)       (26)
                                                    -------     ------      -------      -----      ------       ----
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................        --         --       66,295         --          --         --
Benefit payments.................................        --         --       (3,506)        --          --         --
Payments on termination..........................        --         --           --         --          --         --
Contract maintenance charge......................        --         --           --         --          --         --
Transfers among the sub-accounts and with the
 Fixed Account--net..............................     9,104      4,175        3,507        609       2,277        842
Adjustment to net assets allocated to contract in
 payout period...................................        --         --           --         --          --         --
                                                    -------     ------      -------      -----      ------       ----
Increase (decrease) in net assets from contract
 transactions....................................     9,104      4,175       66,296        609       2,277        842
                                                    -------     ------      -------      -----      ------       ----
INCREASE (DECREASE) IN NET
 ASSETS..........................................     8,442      4,157       66,361        616       2,259        816
NET ASSETS AT BEGINNING OF
 PERIOD..........................................        --         --           --         --          --         --
                                                    -------     ------      -------      -----      ------       ----
NET ASSETS AT END OF PERIOD                         $ 8,442     $4,157      $66,361      $ 616      $2,259       $816
                                                    =======     ======      =======      =====      ======       ====
UNITS OUTSTANDING................................
    Units outstanding at beginning of period.....        --         --           --         --          --         --
       Units issued..............................     6,236        851        6,891        195         450        145
       Units redeemed............................    (5,428)      (425)        (345)      (137)       (225)       (73)
                                                    -------     ------      -------      -----      ------       ----
    Units outstanding at end of period...........       808        426        6,546         58         225         72
                                                    =======     ======      =======      =====      ======       ====

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                    Advanced     Advanced    Advanced    Advanced    Advanced    Advanced
                                                     Series       Series      Series      Series      Series      Series
                                                     Trust        Trust        Trust       Trust       Trust       Trust
                                                  Sub-Account  Sub-Account  Sub-Account Sub-Account Sub-Account Sub-Account
                                                  ------------ ------------ ----------- ----------- ----------- -----------
                                                                                            AST         AST         AST
                                                      AST          AST                    T. Rowe     T. Rowe     T. Rowe
                                                     PIMCO     Preservation     AST        Price       Price       Price
                                                  Total Return    Asset      Small-Cap     Asset      Global     Large-Cap
                                                      Bond      Allocation     Value    Allocation     Bond       Growth
                                                  ------------ ------------ ----------- ----------- ----------- -----------
                                                    2007 (a)     2007 (a)    2007 (a)    2007 (a)    2007 (a)    2007 (a)
                                                  ------------ ------------ ----------- ----------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss).....................   $ 1,823      $   (102)    $   107   $   16,759    $   (1)     $   (24)
Net realized gains (losses)......................      (496)         (113)      2,049       67,105        --           (2)
Change in unrealized gains (losses)..............       (44)        1,254      (3,288)    (109,938)       70         (762)
                                                    -------      --------     -------   ----------    ------      -------
Increase (decrease) in net assets from
 operations......................................     1,283         1,039      (1,132)     (26,074)       69         (788)
                                                    -------      --------     -------   ----------    ------      -------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................        --       473,208          --    2,598,369        --       11,371
Benefit payments.................................        --            --          --           --        --           --
Payments on termination..........................        --           (25)         --       (6,418)       --           --
Contract maintenance charge......................        --            --          --           --        --           --
Transfers among the sub-accounts and with the
 Fixed Account--net..............................    65,372         6,606      23,244      244,694     6,081        8,349
Adjustment to net assets allocated to contract in
 payout period...................................        --            --          --           --        --           --
                                                    -------      --------     -------   ----------    ------      -------
Increase (decrease) in net assets from contract
 transactions....................................    65,372       479,789      23,244    2,836,645     6,081       19,720
                                                    -------      --------     -------   ----------    ------      -------
INCREASE (DECREASE) IN NET
 ASSETS..........................................    66,655       480,828      22,112    2,810,571     6,150       18,932
NET ASSETS AT BEGINNING OF
 PERIOD..........................................        --            --          --           --        --           --
                                                    -------      --------     -------   ----------    ------      -------
NET ASSETS AT END OF PERIOD......................   $66,655      $480,828     $22,112   $2,810,571    $6,150      $18,932
                                                    =======      ========     =======   ==========    ======      =======
UNITS OUTSTANDING
    Units outstanding at beginning of period.....        --            --          --           --        --           --
       Units issued..............................    15,498        72,637       4,206      413,265     1,157        2,699
       Units redeemed............................    (9,207)      (26,788)     (1,864)    (137,589)     (578)        (823)
                                                    -------      --------     -------   ----------    ------      -------
    Units outstanding at end of period...........     6,291        45,849       2,342      275,676       579        1,876
                                                    =======      ========     =======   ==========    ======      =======

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                 Advanced     Advanced   AIM Variable         AIM Variable
                                                  Series       Series     Insurance            Insurance
                                                   Trust        Trust       Funds                Funds
                                                Sub-Account  Sub-Account Sub-Account          Sub-Account
                                               ------------- ----------- ------------  -------------------------
                                                    AST
                                               T. Rowe Price     AST      AIM V. I.
                                                  Natural    UBS Dynamic  Aggressive           AIM V. I.
                                                 Resources      Alpha       Growth           Basic Balanced
                                               ------------- ----------- ------------  -------------------------
                                                 2007 (a)     2007 (a)     2006 (s)        2007          2006
                                               ------------- ----------- ------------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)..................    $   125    $    5,097  $   (124,170) $    626,963  $   233,607
Net realized gains (losses)...................      1,878          (293)      658,673     1,015,655      127,977
Change in unrealized gains (losses)...........     (1,456)      (24,515)    1,881,646    (1,083,823)   4,018,486
                                                  -------    ----------  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations...................................        547       (19,711)    2,416,149       558,795    4,380,070
                                                  -------    ----------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits......................................     39,632     1,411,421        20,215        12,005       64,920
Benefit payments..............................         --            --      (272,368)   (1,840,544)  (1,194,858)
Payments on termination.......................         --          (252)     (817,963)   (9,023,357)  (8,865,059)
Contract maintenance charge...................         --            --        (4,417)      (16,971)     (20,042)
Transfers among the sub-accounts and with
 the Fixed Account--net.......................      3,912         3,120   (28,292,898)      474,997      275,228
Adjustment to net assets allocated to contract
 in payout period.............................         --            --            --            --           --
                                                  -------    ----------  ------------  ------------  -----------
Increase (decrease) in net assets from
 contract transactions........................     43,544     1,414,289   (29,367,431)  (10,393,870)  (9,739,811)
                                                  -------    ----------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS.......................................     44,091     1,394,578   (26,951,282)   (9,835,075)  (5,359,741)
NET ASSETS AT BEGINNING OF
 PERIOD.......................................         --            --    26,951,282    49,292,977   54,652,718
                                                  -------    ----------  ------------  ------------  -----------
NET ASSETS AT END OF PERIOD...................    $44,091    $1,394,578  $         --  $ 39,457,902  $49,292,977
                                                  =======    ==========  ============  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period...................................         --            --     2,454,120     4,170,832    5,029,655
       Units issued...........................      4,001       256,044        68,783       450,026      438,367
       Units redeemed.........................       (216)     (111,994)   (2,522,903)   (1,299,103)  (1,297,190)
                                                  -------    ----------  ------------  ------------  -----------
    Units outstanding at end of period........      3,785       144,050            --     3,321,755    4,170,832
                                                  =======    ==========  ============  ============  ===========

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007
(s)On May 1, 2006 AIM V. I. Aggressive Growth merged into AIM V. I. Capital Appreciation

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                          AIM Variable
                                                      AIM Variable         Insurance            AIM Variable
                                                     Insurance Funds         Funds            Insurance Funds
                                                       Sub-Account        Sub-Account           Sub-Account
                                                ------------------------  ------------  ---------------------------
                                                                           AIM V. I.             AIM V. I.
                                                  AIM V. I. Basic Value    Blue Chip        Capital Appreciation
                                                ------------------------  ------------  ---------------------------
                                                    2007         2006       2006 (t)        2007      2006 (s)(u)(v)
                                                -----------  -----------  ------------  ------------  --------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)................... $  (246,172) $  (321,253) $    (76,416) $ (2,664,021)  $ (2,328,174)
Net realized gains (losses)....................   3,463,895    3,033,018    (2,829,587)    5,323,481        134,737
Change in unrealized gains (losses)............  (3,003,704)     794,922     2,202,421    16,060,948      5,373,453
                                                -----------  -----------  ------------  ------------   ------------
Increase (decrease) in net assets from
 operations....................................     214,019    3,506,687      (703,582)   18,720,408      3,180,016
                                                -----------  -----------  ------------  ------------   ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.......................................      28,864        9,464         4,420       285,123        385,527
Benefit payments...............................    (642,995)    (728,167)     (399,574)   (6,073,044)    (4,570,520)
Payments on termination........................  (5,972,698)  (5,153,530)   (1,006,186)  (31,276,068)   (24,464,859)
Contract maintenance charge....................      (9,408)     (11,312)       (4,951)      (84,421)       (80,468)
Transfers among the sub-accounts and with
 the Fixed Account--net........................    (277,052)     474,114   (18,711,198)   (9,774,852)   104,549,957
Adjustment to net assets allocated to contract
 in payout period..............................          --           --            --            --             --
                                                -----------  -----------  ------------  ------------   ------------
Increase (decrease) in net assets from contract
 transactions..................................  (6,873,289)  (5,409,431)  (20,117,489)  (46,923,262)    75,819,637
                                                -----------  -----------  ------------  ------------   ------------
INCREASE (DECREASE) IN NET
 ASSETS........................................  (6,659,270)  (1,902,744)  (20,821,071)  (28,202,854)    78,999,653
NET ASSETS AT BEGINNING OF
 PERIOD........................................  31,399,327   33,302,071    20,821,071   195,354,288    116,354,635
                                                -----------  -----------  ------------  ------------   ------------
NET ASSETS AT END OF PERIOD.................... $24,740,057  $31,399,327  $         --  $167,151,434   $195,354,288
                                                ===========  ===========  ============  ============   ============
UNITS OUTSTANDING
    Units outstanding at beginning of
     period....................................   2,172,050    2,571,654     3,256,037    18,508,280     11,585,051
       Units issued............................     176,200      313,566       238,113     1,243,622     11,701,688
       Units redeemed..........................    (638,161)    (713,170)   (3,494,150)   (5,291,954)    (4,778,459)
                                                -----------  -----------  ------------  ------------   ------------
    Units outstanding at end of period.........   1,710,089    2,172,050            --    14,459,948     18,508,280
                                                ===========  ===========  ============  ============   ============

--------
(s)On May 1, 2006 AIM V. I. Aggressive Growth merged into AIM V. I. Capital Appreciation
(t)On June 12, 2006, AIM V. I. Blue Chip merged into AIM V. I. Large Cap Growth
(u)On November 3, 2006, AIM V. I. Demographic Trends merged into AIM V. I. Capital Appreciation
(v)On May 1, 2006, AIM V. I. Growth merged into AIM V. I. Capital Appreciation

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                      AIM Variable
                                                      AIM Variable               AIM Variable          Insurance
                                                     Insurance Funds            Insurance Funds          Funds
                                                       Sub-Account                Sub-Account         Sub-Account
                                                ------------------------  --------------------------  ------------
                                                                                                       AIM V. I.
                                                        AIM V. I.                                     Demographic
                                                   Capital Development       AIM V. I. Core Equity       Trends
                                                ------------------------  --------------------------  ------------
                                                    2007         2006         2007        2006 (w)      2006 (u)
                                                -----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)................... $  (341,885) $  (346,629) $   (906,162) $ (1,419,420) $   (109,217)
Net realized gains (losses)....................   4,505,247    2,496,293     8,722,967     1,802,279    (2,425,786)
Change in unrealized gains (losses)............  (1,853,501)   1,380,005     7,046,254    23,921,285     2,830,530
                                                -----------  -----------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations....................................   2,309,861    3,529,669    14,863,059    24,304,144       295,527
                                                -----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.......................................      18,332       43,722       191,205       309,776         4,822
Benefit payments...............................    (585,039)    (565,498)   (7,659,192)   (6,964,658)     (121,298)
Payments on termination........................  (5,217,461)  (3,573,766)  (37,983,458)  (28,743,756)   (1,144,511)
Contract maintenance charge....................      (7,168)      (8,250)     (102,115)      (94,418)       (4,890)
Transfers among the sub-accounts and with
 the Fixed Account--net........................     173,066       79,088    (6,780,710)  137,162,852    (9,025,358)
Adjustment to net assets allocated to contract
 in payout period..............................          --           --            --            --            --
                                                -----------  -----------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
 transactions..................................  (5,618,270)  (4,024,704)  (52,334,270)  101,669,796   (10,291,235)
                                                -----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS........................................  (3,308,409)    (495,035)  (37,471,211)  125,973,940    (9,995,708)
NET ASSETS AT BEGINNING OF
 PERIOD........................................  24,595,620   25,090,655   232,390,664   106,416,724     9,995,708
                                                -----------  -----------  ------------  ------------  ------------
NET ASSETS AT END OF PERIOD.................... $21,287,211  $24,595,620  $194,919,453  $232,390,664  $         --
                                                ===========  ===========  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning of
     period....................................   1,448,079    1,693,097    17,450,854     8,733,036     1,839,428
       Units issued............................     197,890      243,504     1,122,604    13,234,511        52,778
       Units redeemed..........................    (489,717)    (488,522)   (4,816,016)   (4,516,693)   (1,892,206)
                                                -----------  -----------  ------------  ------------  ------------
    Units outstanding at end of period.........   1,156,252    1,448,079    13,757,442    17,450,854            --
                                                ===========  ===========  ============  ============  ============

--------
(u)On November 3, 2006, AIM V. I. Demographic Trends merged into AIM V. I. Capital Appreciation
(w)On May 1, 2006, AIM V. I. Premier Equity merged into AIM V. I. Core Equity

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                                                                             AIM Variable
                                                               AIM Variable              AIM Variable         Insurance
                                                              Insurance Funds           Insurance Funds         Funds
                                                                Sub-Account               Sub-Account        Sub-Account
                                                         ------------------------  ------------------------  ------------
                                                                 AIM V. I.                 AIM V. I.          AIM V. I.
                                                            Diversified Income       Government Securities      Growth
                                                         ------------------------  ------------------------  ------------
                                                             2007         2006         2007         2006       2006 (v)
                                                         -----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)............................ $ 1,090,656  $ 1,051,781  $   572,265  $   639,816  $   (351,288)
Net realized gains (losses).............................    (751,761)    (690,454)      85,568       70,377   (19,202,381)
Change in unrealized gains (losses).....................    (252,099)     352,573      458,983     (159,158)   24,515,493
                                                         -----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from operations.......      86,796      713,900    1,116,816      551,035     4,961,824
                                                         -----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits................................................      25,560       15,171        5,810        7,797        54,696
Benefit payments........................................    (709,956)  (1,580,903)    (978,242)  (1,453,419)   (1,107,855)
Payments on termination.................................  (4,815,034)  (4,108,673)  (3,815,408)  (5,706,491)   (3,221,827)
Contract maintenance charge.............................      (5,758)      (7,179)      (7,335)      (9,487)      (13,190)
Transfers among the sub-accounts and with the Fixed
 Account--net...........................................     872,512      714,695      910,666   (1,038,240)  (75,302,501)
Adjustment to net assets allocated to contract in payout
 period.................................................          --           --           --           --            --
                                                         -----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from contract
 transactions...........................................  (4,632,676)  (4,966,889)  (3,884,509)  (8,199,840)  (79,590,677)
                                                         -----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS.......................  (4,545,880)  (4,252,989)  (2,767,693)  (7,648,805)  (74,628,853)
NET ASSETS AT BEGINNING OF PERIOD.......................  22,590,660   26,843,649   25,476,630   33,125,435    74,628,853
                                                         -----------  -----------  -----------  -----------  ------------
NET ASSETS AT END OF PERIOD............................. $18,044,780  $22,590,660  $22,708,937  $25,476,630  $         --
                                                         ===========  ===========  ===========  ===========  ============
UNITS OUTSTANDING
    Units outstanding at beginning of period............   1,872,442    2,285,557    1,950,594    2,587,210    10,077,543
       Units issued.....................................     303,506      316,157      297,593      230,730       390,089
       Units redeemed...................................    (681,154)    (729,272)    (588,038)    (867,346)  (10,467,632)
                                                         -----------  -----------  -----------  -----------  ------------
    Units outstanding at end of period..................   1,494,794    1,872,442    1,660,149    1,950,594            --
                                                         ===========  ===========  ===========  ===========  ============

--------
(v)On May 1, 2006, AIM V. I. Growth merged into AIM V. I. Capital Appreciation

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                AIM Variable               AIM Variable              AIM Variable
                                               Insurance Funds           Insurance Funds            Insurance Funds
                                                 Sub-Account               Sub-Account                Sub-Account
                                          ------------------------  -------------------------  ------------------------
                                                                            AIM V. I.                  AIM V. I.
                                            AIM V. I. High Yield       International Growth        Large Cap Growth
                                          ------------------------  -------------------------  ------------------------
                                              2007         2006         2007          2006         2007     2006 (t)(x)
                                          -----------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   600,552  $   911,365  $   (634,864) $  (198,500) $  (257,952) $  (111,112)
Net realized gains (losses)..............    (141,419)    (232,693)    6,629,059    4,108,113      696,722       81,521
Change in unrealized gains (losses)......    (423,174)     564,387     1,870,564    9,674,730    2,015,733    1,931,575
                                          -----------  -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................      35,959    1,243,059     7,864,759   13,584,343    2,454,503    1,901,984
                                          -----------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      55,703        6,164       102,728       78,765       15,810        3,312
Benefit payments.........................    (447,256)    (451,195)   (1,962,039)  (1,759,741)    (515,073)    (258,340)
Payments on termination..................  (2,612,829)  (3,033,581)  (11,868,813)  (8,512,407)  (2,895,757)  (1,017,671)
Contract maintenance charge..............      (3,871)      (5,078)      (23,761)     (23,809)      (9,097)      (5,152)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     (34,762)    (115,442)    1,859,583    5,564,606      165,683   18,461,643
Adjustment to net assets allocated to
 contract in payout period...............          --           --            --           --           --           --
                                          -----------  -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (3,043,015)  (3,599,132)  (11,892,302)  (4,652,586)  (3,238,434)  17,183,792
                                          -----------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (3,007,056)  (2,356,073)   (4,027,543)   8,931,757     (783,931)  19,085,776
NET ASSETS AT BEGINNING OF
 PERIOD..................................  13,245,194   15,601,267    62,827,329   53,895,572   19,085,776           --
                                          -----------  -----------  ------------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $10,238,138  $13,245,194  $ 58,799,786  $62,827,329  $18,301,845  $19,085,776
                                          ===========  ===========  ============  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,225,477    1,577,550     3,716,654    3,971,488    1,721,358           --
       Units issued......................     137,768      193,668       510,277      897,298      186,522    1,937,250
       Units redeemed....................    (413,698)    (545,741)   (1,135,195)  (1,152,132)    (460,132)    (215,892)
                                          -----------  -----------  ------------  -----------  -----------  -----------
    Units outstanding at end of period...     949,547    1,225,477     3,091,736    3,716,654    1,447,748    1,721,358
                                          ===========  ===========  ============  ===========  ===========  ===========

--------
(t)On June 12, 2006, AIM V. I. Blue Chip merged into AIM V. I. Large Cap Growth
(x)For the period beginning June 12, 2006 and ended December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                         AIM Variable
                                                        AIM Variable               AIM Variable           Insurance
                                                       Insurance Funds            Insurance Funds           Funds
                                                         Sub-Account                Sub-Account          Sub-Account
                                                  ------------------------  --------------------------  -------------
                                                                                                          AIM V. I.
                                                          AIM V. I.                                        Premier
                                                     Mid Cap Core Equity      AIM V. I. Money Market        Equity
                                                  ------------------------  --------------------------  -------------
                                                      2007         2006         2007          2006         2006 (w)
                                                  -----------  -----------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $  (334,589) $  (156,090) $    673,873  $    593,425  $     795,465
Net realized gains (losses)......................   1,611,671    4,055,921            --            --    (15,644,868)
Change in unrealized gains (losses)..............     938,743   (1,232,880)           --            --     22,086,795
                                                  -----------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from operations   2,215,825    2,666,951       673,873       593,425      7,237,392
                                                  -----------  -----------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................      27,763       28,910        15,390        26,936         78,992
Benefit payments.................................    (857,309)    (687,158)   (6,618,712)   (8,114,386)    (1,522,211)
Payments on termination..........................  (6,326,916)  (4,558,771)  (11,806,577)  (11,532,625)    (6,049,247)
Contract maintenance charge......................      (7,310)      (8,710)       (6,671)       (7,344)       (27,173)
Transfers among the sub-accounts and with the
 Fixed Account--net..............................    (177,176)     957,175    18,402,653    19,928,144   (145,660,566)
Adjustment to net assets allocated to contract in
 payout period...................................          --           --            --            --             --
                                                  -----------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from contract
 transactions....................................  (7,340,948)  (4,268,554)      (13,917)      300,725   (153,180,205)
                                                  -----------  -----------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS................  (5,125,123)  (1,601,603)      659,956       894,150   (145,942,813)
NET ASSETS AT BEGINNING OF PERIOD................  28,748,982   30,350,585    21,079,862    20,185,712    145,942,813
                                                  -----------  -----------  ------------  ------------  -------------
NET ASSETS AT END OF PERIOD...................... $23,623,859  $28,748,982  $ 21,739,818  $ 21,079,862  $          --
                                                  ===========  ===========  ============  ============  =============
UNITS OUTSTANDING
    Units outstanding at beginning of period.....   1,897,950    2,172,241     1,820,869     1,792,903     15,762,610
       Units issued..............................     260,698      504,977     2,556,551     2,769,251        417,671
       Units redeemed............................    (719,047)    (779,268)   (2,559,104)   (2,741,285)   (16,180,281)
                                                  -----------  -----------  ------------  ------------  -------------
    Units outstanding at end of period...........   1,439,601    1,897,950     1,818,316     1,820,869             --
                                                  ===========  ===========  ============  ============  =============

--------
(w)On May 1, 2006, AIM V. I. Premier Equity merged into AIM V. I. Core Equity

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                     AIM Variable
                                                       AIM Variable             AIM Variable           Insurance
                                                      Insurance Funds          Insurance Funds      Funds Series II
                                                        Sub-Account              Sub-Account          Sub-Account
                                                  ----------------------  ------------------------  ---------------
                                                                                                       AIM V. I.
                                                                                                      Aggressive
                                                   AIM V. I. Technology      AIM V. I. Utilities       Growth II
                                                  ----------------------  ------------------------  ---------------
                                                     2007        2006         2007         2006        2006 (y)
                                                  ----------  ----------  -----------  -----------  ---------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $  (72,498) $  (76,936) $    49,037  $   278,735     $  (3,749)
Net realized gains (losses)......................    338,220     289,545    2,396,009    1,440,631       192,315
Change in unrealized gains (losses)..............     52,796     275,452       48,499    1,253,685      (132,272)
                                                  ----------  ----------  -----------  -----------     ---------
Increase (decrease) in net assets from
 operations......................................    318,518     488,061    2,493,545    2,973,051        56,294
                                                  ----------  ----------  -----------  -----------     ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................      5,424       8,654        7,638       12,718         5,369
Benefit payments.................................   (432,370)    (78,563)    (324,425)    (831,888)           --
Payments on termination..........................   (755,623)   (688,387)  (3,187,854)  (1,687,240)       (3,784)
Contract maintenance charge......................     (2,754)     (3,289)      (5,393)      (5,850)           --
Transfers among the sub-accounts and with the
 Fixed Account--net..............................    205,130    (204,020)     192,883      141,438      (691,258)
Adjustment to net assets allocated to contract in
 payout period...................................         --          --           --           --            --
                                                  ----------  ----------  -----------  -----------     ---------
Increase (decrease) in net assets from contract
 transactions....................................   (980,193)   (965,605)  (3,317,151)  (2,370,822)     (689,673)
                                                  ----------  ----------  -----------  -----------     ---------
INCREASE (DECREASE) IN NET
 ASSETS..........................................   (661,675)   (477,544)    (823,606)     602,229      (633,379)
NET ASSETS AT BEGINNING OF
 PERIOD..........................................  5,519,397   5,996,941   14,683,003   14,080,774       633,379
                                                  ----------  ----------  -----------  -----------     ---------
NET ASSETS AT END OF PERIOD...................... $4,857,722  $5,519,397  $13,859,397  $14,683,003     $      --
                                                  ==========  ==========  ===========  ===========     =========
UNITS OUTSTANDING
    Units outstanding at beginning of period.....    452,712     536,082      841,516      998,584        55,960
       Units issued..............................     87,379     106,031      101,921      174,253           526
       Units redeemed............................   (164,790)   (189,401)    (275,384)    (331,321)      (56,486)
                                                  ----------  ----------  -----------  -----------     ---------
    Units outstanding at end of period...........    375,301     452,712      668,053      841,516            --
                                                  ==========  ==========  ===========  ===========     =========

--------
(y)On May 1, 2006, AIM V. I. Aggressive Growth II merged into AIM V. I. Capital Appreciation II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                     AIM Variable
                                                  AIM Variable Insurance   AIM Variable Insurance      Insurance
                                                      Funds Series II          Funds Series II      Funds Series II
                                                        Sub-Account              Sub-Account          Sub-Account
                                                  ----------------------  ------------------------  ---------------
                                                         AIM V. I.                                     AIM V. I.
                                                     Basic Balanced II    AIM V. I. Basic Value II   B lue Chip II
                                                  ----------------------  ------------------------  ---------------
                                                     2007        2006         2007         2006        2006 (z)
                                                  ----------  ----------  -----------  -----------  ---------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $   21,213  $    1,653  $  (300,880) $  (344,401)   $    (7,235)
Net realized gains (losses)......................     42,931      63,343    1,975,763    1,469,720        111,989
Change in unrealized gains (losses)..............    (56,590)     94,822   (1,650,916)   1,170,468       (146,355)
                                                  ----------  ----------  -----------  -----------    -----------
Increase (decrease) in net assets from
 operations......................................      7,554     159,818       23,967    2,295,787        (41,601)
                                                  ----------  ----------  -----------  -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................        502       3,030       26,559       24,667          6,316
Benefit payments.................................    (29,302)   (184,006)    (265,153)    (112,414)            --
Payments on termination..........................    (91,964)   (198,301)  (2,263,626)    (996,752)       (44,384)
Contract maintenance charge......................         --          --      (62,988)     (66,390)            --
Transfers among the sub-accounts and with the
 Fixed Account--net..............................    (27,148)     54,157     (217,874)    (914,833)      (964,190)
Adjustment to net assets allocated to contract in
 payout period...................................         --          --           --           --             --
                                                  ----------  ----------  -----------  -----------    -----------
Increase (decrease) in net assets from contract
 transactions....................................   (147,912)   (325,120)  (2,783,082)  (2,065,722)    (1,002,258)
                                                  ----------  ----------  -----------  -----------    -----------
INCREASE (DECREASE) IN NET
 ASSETS..........................................   (140,358)   (165,302)  (2,759,115)     230,065     (1,043,859)
NET ASSETS AT BEGINNING OF
 PERIOD..........................................  1,937,708   2,103,010   22,197,592   21,967,527      1,043,859
                                                  ----------  ----------  -----------  -----------    -----------
NET ASSETS AT END OF PERIOD...................... $1,797,350  $1,937,708  $19,438,477  $22,197,592    $        --
                                                  ==========  ==========  ===========  ===========    ===========
UNITS OUTSTANDING
    Units outstanding at beginning of period.....    173,375     203,998    1,430,759    1,572,687        105,671
       Units issued..............................      8,080      22,690       62,753       46,214            664
       Units redeemed............................    (21,114)    (53,313)    (233,838)    (188,142)      (106,335)
                                                  ----------  ----------  -----------  -----------    -----------
    Units outstanding at end of period...........    160,341     173,375    1,259,674    1,430,759             --
                                                  ==========  ==========  ===========  ===========    ===========

--------
(z)On June 12, 2006, AIM V. I. Blue Chip II merged into AIM V. I. Large Cap Growth II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                           AIM Variable
                                            AIM Variable Insurance          Insurance         AIM Variable Insurance
                                                Funds Series II          Funds Series II          Funds Series II
                                                  Sub-Account              Sub-Account              Sub-Account
                                         ----------------------------  ---------------------  ----------------------
                                                   AIM V. I.                AIM V. I.
                                            Capital Appreciation II    Capital Development II AIM V. I. Core Equity II
                                         ----------------------------  ---------------------  ----------------------
                                             2007     2006 (y)(aa)(ab)   2007        2006        2007       2006 (ac)
                                         -----------  ---------------- --------   ---------   ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $  (136,182)    $ (131,982)   $(12,240)  $  (8,161)  $  (46,775)  $  (35,086)
Net realized gains (losses).............     335,559        169,984      88,508      73,633      175,868       30,155
Change in unrealized gains (losses).....     590,654        249,909     (20,682)     19,869      191,286      406,135
                                         -----------     ----------    --------   ---------   ----------   ----------
Increase (decrease) in net assets from
 operations.............................     790,031        287,911      55,586      85,341      320,379      401,204
                                         -----------     ----------    --------   ---------   ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      15,482          8,793      10,343       4,688        1,385          286
Benefit payments........................      (3,655)       (75,855)         --    (111,513)     (68,905)    (119,842)
Payments on termination.................    (440,348)      (393,594)    (66,043)    (45,687)    (641,278)    (232,832)
Contract maintenance charge.............     (16,653)       (18,426)         --          --      (13,404)     (11,568)
Transfers among the sub-accounts and
 with the Fixed Account--net............    (626,882)       927,334     141,085     136,386     (275,955)   4,780,701
Adjustment to net assets allocated to
 contract in payout period..............          --             --          --          --           --           --
                                         -----------     ----------    --------   ---------   ----------   ----------
Increase (decrease) in net assets from
 contract transactions..................  (1,072,056)       448,252      85,385     (16,126)    (998,157)   4,416,745
                                         -----------     ----------    --------   ---------   ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS.................................    (282,025)       736,163     140,971      69,215     (677,778)   4,817,949
NET ASSETS AT BEGINNING OF
 PERIOD.................................   8,274,041      7,537,878     592,317     523,102    5,295,903      477,954
                                         -----------     ----------    --------   ---------   ----------   ----------
NET ASSETS AT END OF
 PERIOD................................. $ 7,992,016     $8,274,041    $733,288   $ 592,317   $4,618,125   $5,295,903
                                         ===========     ==========    ========   =========   ==========   ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................     620,133        569,945      41,417      41,806      473,969       42,597
       Units issued.....................      18,034        139,166      12,041      11,494       18,418      500,106
       Units redeemed...................     (92,556)       (88,978)     (6,243)    (11,883)    (102,902)     (68,734)
                                         -----------     ----------    --------   ---------   ----------   ----------
    Units outstanding at end of
     period.............................     545,611        620,133      47,215      41,417      389,485      473,969
                                         ===========     ==========    ========   =========   ==========   ==========

--------
(y)On May 1, 2006, AIM V. I. Aggressive Growth II merged into AIM V. I. Capital Appreciation II
(aa)On May 1, 2006, AIM V. I. Demographic Trends II merged into AIM V. I. Capital Appreciation II
(ab)On May 1, 2006, AIM V. I. Growth II merged into AIM V. I. Capital Appreciation II
(ac)On May 1, 2006, AIM V. I. Premier Equity II merged into AIM V. I. Core Equity II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                          AIM Variable
                                                            Insurance        AIM Variable       AIM Variable Insurance
                                                         Funds Series II Insurance Funds Series     Funds Series II
                                                           Sub-Account      II Sub-Account            Sub-Account
                                                         --------------- ---------------------  ----------------------
                                                            AIM V. I.
                                                           Demographic        AIM V. I.                AIM V. I.
                                                            Trends II    Diversified Income II  Government Securities II
                                                         --------------- ---------------------  ----------------------
                                                            2006 (aa)      2007        2006        2007         2006
                                                         --------------- --------   ---------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)............................    $  (3,719)   $ 28,897   $  21,718   $   23,195   $   23,778
Net realized gains (losses).............................       77,447      (5,285)    (11,604)     (11,249)     (21,062)
Change in unrealized gains (losses).....................      (63,477)    (24,504)      3,384       36,865       22,851
                                                            ---------    --------   ---------   ----------   ----------
Increase (decrease) in net assets from operations.......       10,251        (892)     13,498       48,811       25,567
                                                            ---------    --------   ---------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits................................................          352       8,719       1,552        1,615        2,795
Benefit payments........................................      (47,394)     (8,419)     (2,023)     (99,124)     (78,497)
Payments on termination.................................       (8,562)    (24,708)    (19,316)     (88,022)    (444,344)
Contract maintenance charge.............................           --          --          --           --           --
Transfers among the sub-accounts and with the Fixed
 Account--net...........................................     (257,569)      1,884    (173,397)    (136,653)    (319,846)
Adjustment to net assets allocated to contract in payout
 period.................................................           --          --          --           --           --
                                                            ---------    --------   ---------   ----------   ----------
Increase (decrease) in net assets from contract
 transactions...........................................     (313,173)    (22,524)   (193,184)    (322,184)    (839,892)
                                                            ---------    --------   ---------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS.......................     (302,922)    (23,416)   (179,686)    (273,373)    (814,325)
NET ASSETS AT BEGINNING OF PERIOD.......................      302,922     551,825     731,511    1,362,465    2,176,790
                                                            ---------    --------   ---------   ----------   ----------
NET ASSETS AT END OF PERIOD.............................    $      --    $528,409   $ 551,825   $1,089,092   $1,362,465
                                                            =========    ========   =========   ==========   ==========
UNITS OUTSTANDING
    Units outstanding at beginning of period............       30,304      48,346      65,514      124,477      202,206
       Units issued.....................................        1,337       6,623       6,081       13,859       23,560
       Units redeemed...................................      (31,641)     (8,589)    (23,249)     (42,945)    (101,289)
                                                            ---------    --------   ---------   ----------   ----------
    Units outstanding at end of period..................           --      46,380      48,346       95,391      124,477
                                                            =========    ========   =========   ==========   ==========

--------
(aa)On May 1, 2006, AIM V. I. Demographic Trends II merged into AIM V. I. Capital Appreciation II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                         AIM Variable
                                                          Insurance
                                                            Funds     AIM Variable Insurance  AIM Variable Insurance
                                                          Series II     Funds Series II           Funds Series II
                                                         Sub-Account      Sub-Account               Sub-Account
                                                         ------------ ---------------------   ----------------------
                                                          AIM V. I.                                  AIM V. I.
                                                          Growth II   AIM V. I. High Yield II International Growth II
                                                         ------------ ---------------------   ----------------------
                                                          2006 (ab)     2007         2006        2007        2006
                                                         ------------ --------    ---------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)............................  $  (1,653)  $ 35,712    $  47,133   $  (21,922) $   (4,559)
Net realized gains (losses).............................     93,178      5,982        8,561      118,707      49,535
Change in unrealized gains (losses).....................    (70,788)   (44,647)       7,722      106,549     233,193
                                                          ---------   --------    ---------   ----------  ----------
Increase (decrease) in net assets from operations.......     20,737     (2,953)      63,416      203,334     278,169
                                                          ---------   --------    ---------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits................................................      7,366      8,900        1,620        7,335       7,079
Benefit payments........................................         --         --           --           --     (20,424)
Payments on termination.................................     (8,383)   (28,799)     (45,774)    (139,579)    (73,296)
Contract maintenance charge.............................         --         --           --           --          --
Transfers among the sub-accounts and with the Fixed
 Account--net...........................................   (331,700)   (57,850)    (117,491)     (27,808)    428,826
Adjustment to net assets allocated to contract in payout
 period.................................................         --         --           --           --          --
                                                          ---------   --------    ---------   ----------  ----------
Increase (decrease) in net assets from contract
 transactions...........................................   (332,717)   (77,749)    (161,645)    (160,052)    342,185
                                                          ---------   --------    ---------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS.......................   (311,980)   (80,702)     (98,229)      43,282     620,354
NET ASSETS AT BEGINNING OF PERIOD.......................    311,980    732,047      830,276    1,592,866     972,512
                                                          ---------   --------    ---------   ----------  ----------
NET ASSETS AT END OF PERIOD.............................  $      --   $651,345    $ 732,047   $1,636,148  $1,592,866
                                                          =========   ========    =========   ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of period............     31,825     52,082       64,335       85,855      65,852
       Units issued.....................................        840      3,754        1,280        6,719      30,445
       Units redeemed...................................    (32,665)    (9,297)     (13,533)     (14,270)    (10,442)
                                                          ---------   --------    ---------   ----------  ----------
    Units outstanding at end of period..................         --     46,539       52,082       78,304      85,855
                                                          =========   ========    =========   ==========  ==========

--------
(ab)On May 1, 2006, AIM V. I. Growth II merged into AIM V. I. Capital Appreciation II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                  AIM Variable Insurance   AIM Variable Insurance   AIM Variable Insurance
                                                      Funds Series II         Funds Series II          Funds Series II
                                                        Sub-Account             Sub-Account              Sub-Account
                                                  ----------------------  -----------------------  -----------------------
                                                         AIM V. I.               AIM V. I.                AIM V. I.
                                                    Large Cap Growth II    Mid Cap Core Equity II      Money Market II
                                                  ----------------------  -----------------------  -----------------------
                                                     2007     2006 (x)(z)    2007         2006        2007         2006
                                                  ----------  ----------- ----------  -----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $  (16,384) $   (8,654) $ (118,164) $   (71,376) $   58,109  $    55,431
Net realized gains (losses)......................     14,850       2,549     216,597      823,292          --           --
Change in unrealized gains (losses)..............    135,198     109,404     417,721     (126,164)         --           --
                                                  ----------  ----------  ----------  -----------  ----------  -----------
Increase (decrease) in net assets from
 operations......................................    133,664     103,299     516,154      625,752      58,109       55,431
                                                  ----------  ----------  ----------  -----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................         --          --      26,254       19,581          --           --
Benefit payments.................................    (16,361)     (2,252)   (101,442)     (89,589)    (28,252)    (277,843)
Payments on termination..........................    (65,264)     (8,395)   (526,649)    (283,575)   (401,325)  (1,153,999)
Contract maintenance charge......................         --          --     (15,583)     (17,003)         --           --
Transfers among the sub-accounts and with the
 Fixed Account--net..............................      7,012     954,604    (149,596)    (722,377)    579,779      725,977
Adjustment to net assets allocated to contract in
 payout period...................................         --          --          --           --          --           --
                                                  ----------  ----------  ----------  -----------  ----------  -----------
Increase (decrease) in net assets from contract
 transactions....................................    (74,613)    943,957    (767,016)  (1,092,963)    150,202     (705,865)
                                                  ----------  ----------  ----------  -----------  ----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..........................................     59,051   1,047,256    (250,862)    (467,211)    208,311     (650,434)
NET ASSETS AT BEGINNING OF
 PERIOD..........................................  1,047,256          --   6,990,093    7,457,304   2,143,457    2,793,891
                                                  ----------  ----------  ----------  -----------  ----------  -----------
NET ASSETS AT END OF PERIOD...................... $1,106,307  $1,047,256  $6,739,231  $ 6,990,093  $2,351,768  $ 2,143,457
                                                  ----------  ----------  ----------  -----------  ----------  -----------
UNITS OUTSTANDING
    Units outstanding at beginning of period.....     94,569          --     545,360      637,174     213,379      285,556
       Units issued..............................      2,697      97,841      28,375       58,072      72,102       95,334
       Units redeemed............................     (9,270)     (3,272)    (85,367)    (149,886)    (57,283)    (167,511)
                                                  ----------  ----------  ----------  -----------  ----------  -----------
    Units outstanding at end of period...........     87,996      94,569     488,368      545,360     228,198      213,379
                                                  ==========  ==========  ==========  ===========  ==========  ===========

--------
(x)For the period beginning June 12, 2006 and ended December 31, 2006
(z)On June 12, 2006, AIM V. I. Blue Chip II merged into AIM V. I. Large Cap Growth II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                             AIM Variable
                                                              Insurance
                                                                Funds     AIM Variable Insurance AIM Variable Insurance
                                                              Series II     Funds Series II        Funds Series II
                                                             Sub-Account      Sub-Account            Sub-Account
                                                             ------------ ---------------------  ---------------------
                                                              AIM V. I.
                                                               Premier         AIM V. I.              AIM V. I.
                                                              Equity II      Technology II          Utilities II
                                                             ------------ ---------------------  ---------------------
                                                              2006 (ac)     2007        2006       2007        2006
                                                             ------------  --------   --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)................................ $     6,163  $ (2,117)   $ (2,205)  $  1,728    $ 16,777
Net realized gains (losses).................................     804,884     7,005       5,111    120,011      30,757
Change in unrealized gains (losses).........................    (587,468)    2,529       7,695     32,958     101,257
Adjustment to net assets allocated to contract in payout
 period.....................................................          --        --          --         --          --
                                                             -----------   --------   --------    --------   --------
Increase (decrease) in net assets from operations...........     223,579     7,417      10,601    154,697     148,791
                                                             -----------   --------   --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits....................................................      10,598       679         388        970         912
Benefit payments............................................          --        --          --    (41,507)     (3,432)
Payments on termination.....................................     (95,714)   (5,193)     (1,371)   (76,692)    (30,262)
Contract maintenance charge.................................      (3,581)       --          --         --          --
Transfers among the sub-accounts and with the Fixed
 Account--net...............................................  (4,775,936)   (7,205)    (18,607)    61,320     206,599
                                                             -----------   --------   --------    --------   --------
Adjustment to net assets allocated to contract in payout
 period.....................................................          --        --          --         --          --
                                                             -----------   --------   --------    --------   --------
Increase (decrease) in net assets from contract transactions  (4,864,633)  (11,719)    (19,590)   (55,909)    173,817
                                                             -----------   --------   --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS...........................  (4,641,054)   (4,302)     (8,989)    98,788     322,608
NET ASSETS AT BEGINNING OF PERIOD...........................   4,641,054   123,414     132,403    872,686     550,078
                                                             -----------   --------   --------    --------   --------
NET ASSETS AT END OF PERIOD................................. $        --  $119,112    $123,414   $971,474    $872,686
                                                             ===========   ========   ========    ========   ========
UNITS OUTSTANDING
    Units outstanding at beginning of period................     385,771    10,283      11,963     50,485      39,277
       Units issued.........................................      19,792     1,279       1,009     11,964      14,098
       Units redeemed.......................................    (405,563)   (2,180)     (2,689)   (14,947)     (2,890)
                                                             -----------   --------   --------    --------   --------
    Units outstanding at end of period......................          --     9,382      10,283     47,502      50,485
                                                             ===========   ========   ========    ========   ========

--------
(ac)On May 1, 2006, AIM V. I. Premier Equity II merged into AIM V. I. Core Equity II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                  Alliance                   Alliance                   Alliance
                                             Bernstein Variable         Bernstein Variable         Bernstein Variable
                                            Product Series Fund         Product Series Fund        Product Series Fund
                                                Sub-Account                 Sub-Account                Sub-Account
                                         -------------------------  --------------------------  ------------------------
                                                  Alliance            Alliance Bernstein VPS     Alliance Bernstein VPS
                                          Bernstein VPS Growth (b)      Growth & Income (c)      International Value (d)
                                         -------------------------  --------------------------  ------------------------
                                             2007          2006         2007          2006          2007         2006
                                         ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $   (976,582) $(1,016,072) $   (849,086) $   (993,635) $  (276,531) $  (116,381)
Net realized gains (losses).............    2,599,533    1,357,732    19,748,162    16,784,265    3,118,766    1,204,453
Change in unrealized gains (losses).....    4,387,924   (2,468,198)  (12,361,600)   12,258,755   (1,207,938)   7,026,148
                                         ------------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets from
 operations.............................    6,010,875   (2,126,538)    6,537,476    28,049,385    1,634,297    8,114,220
                                         ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      219,538    3,763,842       263,140       518,707      697,754   13,908,710
Benefit payments........................     (998,608)  (1,065,944)   (3,812,816)   (3,018,124)    (677,146)    (448,214)
Payments on termination.................   (8,030,624)  (5,549,062)  (33,707,044)  (23,570,371)  (2,555,023)  (1,022,203)
Contract maintenance charge.............     (121,023)    (109,341)     (178,491)     (199,141)    (162,883)     (81,783)
Transfers among the sub-accounts and
 with the Fixed Account--net............   (1,279,581)       2,694    (7,080,944)   (5,836,723)   2,423,495    5,624,460
Adjustment to net assets allocated to
 contract in payout period..............           --           --            --            --           --           --
                                         ------------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions..................  (10,210,298)  (2,957,811)  (44,516,155)  (32,105,652)    (273,803)  17,980,970
                                         ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS.................................   (4,199,423)  (5,084,349)  (37,978,679)   (4,056,267)   1,360,494   26,095,190
NET ASSETS AT BEGINNING OF
 PERIOD.................................   59,864,519   64,948,868   203,749,520   207,805,787   41,512,924   15,417,734
                                         ------------  -----------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD................................. $ 55,665,096  $59,864,519  $165,770,841  $203,749,520  $42,873,418  $41,512,924
                                         ============  ===========  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................    6,256,329    6,832,050    14,983,211    17,601,470    2,631,181    1,298,617
       Units issued.....................      621,550    1,377,335       968,199     1,576,404      513,437    1,882,903
       Units redeemed...................   (1,809,654)  (1,953,056)   (4,151,823)   (4,194,663)    (527,187)    (550,339)
                                         ------------  -----------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period.............................    5,068,225    6,256,329    11,799,587    14,983,211    2,617,431    2,631,181
                                         ============  ===========  ============  ============  ===========  ===========

--------
(b)Previously known as AllianceBernstein Growth
(c)Previously known as AllianceBernstein Growth & Income
(d)Previously known as AllianceBernstein International Value

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               Alliance                  Alliance                 Alliance
                                          Bernstein Variable        Bernstein Variable       Bernstein Variable
                                          Product Series Fund       Product Series Fund      Product Series Fund
                                              Sub-Account               Sub-Account              Sub-Account
                                       ------------------------  ------------------------  ----------------------
                                        Alliance Bernstein VPS    Alliance Bernstein VPS   Alliance Bernstein VPS
                                         Large Cap Growth (e)     Small/Mid Cap Value (f)    Utility Income (g)
                                       ------------------------  ------------------------  ----------------------
                                           2007         2006         2007         2006        2007        2006
                                       -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $  (690,055) $  (743,989) $  (510,782) $  (689,854) $   22,667  $   32,845
Net realized gains (losses)...........   1,631,401      272,163    4,742,220    3,930,630     290,459      48,731
Change in unrealized gains
 (losses).............................   3,711,972     (786,977)  (3,979,819)   2,109,059     932,542     885,596
                                       -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 operations...........................   4,653,318   (1,258,803)     251,619    5,349,835   1,245,668     967,172
                                       -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits..............................      39,260      143,362      160,563    4,823,166     175,317   1,261,064
Benefit payments......................    (594,325)    (720,381)    (794,128)    (520,240)   (192,060)   (162,039)
Payments on termination...............  (8,262,819)  (4,457,781)  (4,058,807)  (2,439,276)   (279,139)   (222,902)
Contract maintenance charge...........     (34,718)     (39,474)    (184,547)    (166,581)    (20,484)    (12,497)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................    (641,258)   3,779,658     (338,812)     402,867   1,216,984   1,114,502
Adjustment to net assets allocated to
 contract in payout period............          --           --           --           --          --          --
                                       -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions................  (9,493,860)  (1,294,616)  (5,215,731)   2,099,936     900,618   1,978,128
                                       -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (4,840,542)  (2,553,419)  (4,964,112)   7,449,771   2,146,286   2,945,300
NET ASSETS AT BEGINNING
 OF PERIOD............................  44,053,130   46,606,549   49,368,437   41,918,666   6,118,846   3,173,546
                                       -----------  -----------  -----------  -----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD............................... $39,212,588  $44,053,130  $44,404,325  $49,368,437  $8,265,132  $6,118,846
                                       ===========  ===========  ===========  ===========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................   6,022,160    6,159,455    2,636,231    2,513,231     460,431     289,959
       Units issued...................     765,511    1,762,391      209,766      614,317     204,381     258,410
       Units redeemed.................  (2,034,694)  (1,899,686)    (470,784)    (491,317)   (145,825)    (87,938)
                                       -----------  -----------  -----------  -----------  ----------  ----------
    Units outstanding at end of
     period...........................   4,752,977    6,022,160    2,375,213    2,636,231     518,987     460,431
                                       ===========  ===========  ===========  ===========  ==========  ==========

--------
(e)Previously known as AllianceBernstein Large Cap Growth
(f)Previously known as AllianceBernstein Small/Mid Cap Value
(g)Previously known as AllianceBernstein Utility Income

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                         Alliance              American           American
                                                    Bernstein Variable     Century Variable   Century Variable
                                                    Product Series Fund    Portfolios, Inc    Portfolios, Inc
                                                        Sub-Account          Sub-Account        Sub-Account
                                                  ----------------------  -----------------  -----------------
                                                         Alliance          American Century   American Century
                                                  Bernstein VPS Value (h)    VP Balanced      VP International
                                                  ----------------------  -----------------  -----------------
                                                     2007        2006       2007      2006     2007      2006
                                                  ----------  ----------  --------  -------  --------  -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $  (20,934) $  (24,546) $    474  $   380  $    (43) $    47
Net realized gains (losses)......................    244,215     140,137       979    3,374     1,556      (50)
Change in unrealized gains (losses)..............   (456,240)    481,966      (175)     136     2,988    5,742
                                                  ----------  ----------  --------  -------  --------  -------
Increase (decrease) in net assets From operations   (232,959)    597,557     1,278    3,890     4,501    5,739
                                                  ----------  ----------  --------  -------  --------  -------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................     36,943   2,151,559        --       --        --       --
Benefit payments.................................    (29,729)   (214,375)       --       --        --     (815)
Payments on termination..........................   (149,192)    (85,229)  (27,728)    (631)  (34,863)    (459)
Contract maintenance charge......................    (12,929)     (5,726)       (8)     (44)       --       (5)
Transfers among the sub-accounts and with the
 Fixed Account--net..............................   (489,880)    731,957        --   (6,002)       --       --
Adjustment to net assets allocated to contract in
 payout period...................................         --          --        --       --        --       --
                                                  ----------  ----------  --------  -------  --------  -------
Increase (decrease) in net assets from contract
 transactions....................................   (644,787)  2,578,186   (27,736)  (6,677)  (34,863)  (1,279)
                                                  ----------  ----------  --------  -------  --------  -------
INCREASE (DECREASE) IN NET ASSETS................   (877,746)  3,175,743   (26,458)  (2,787)  (30,362)   4,460
NET ASSETS AT BEGINNING OF PERIOD................  4,624,453   1,448,710    50,165   52,952    30,362   25,902
                                                  ----------  ----------  --------  -------  --------  -------
NET ASSETS AT END OF PERIOD...................... $3,746,707  $4,624,453  $ 23,707  $50,165  $     --  $30,362
                                                  ==========  ==========  ========  =======  ========  =======
UNITS OUTSTANDING
    Units outstanding at beginning of period.....    362,312     134,946     3,281    3,746     1,864    1,958
       Units issued..............................     49,395     314,068        --    1,383        --       60
       Units redeemed............................   (100,442)    (86,702)   (1,774)  (1,848)   (1,864)    (154)
                                                  ----------  ----------  --------  -------  --------  -------
    Units outstanding at end of period...........    311,265     362,312     1,507    3,281        --    1,864
                                                  ==========  ==========  ========  =======  ========  =======

--------
(h)Previously known as AllianceBernstein Value

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                        Dreyfus
                                                  Socially Responsible                               Dreyfus Variable
                                                   Growth Fund, Inc.      Dreyfus Stock Index Fund   Investment Fund
                                                      Sub-Account               Sub-Account            Sub-Account
                                                  ----------------------  ----------------------   -------------------
                                                   Dreyfus Socially
                                                  Responsible Growth Fund Dreyfus Stock Index Fund VIF Growth & Income
                                                  ----------------------  ----------------------   -------------------
                                                    2007        2006         2007         2006        2007      2006
                                                   --------    --------   ----------   ----------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $ (1,818)   $ (3,263)   $    3,356   $    3,068  $  (1,749) $ (1,723)
Net realized gains (losses)......................      927      (6,446)       75,530       48,897     35,475     5,329
Change in unrealized gains (losses)..............   13,631      26,026       (24,083)     155,611    (14,784)   33,246
                                                   --------    --------   ----------   ----------  ---------  --------
Increase (decrease) in net assets from
 operations......................................   12,740      16,317        54,803      207,576     18,942    36,852
                                                   --------    --------   ----------   ----------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................       --          --        10,000        9,000         --        --
Benefit payments.................................       --          --       (18,759)     (14,606)   (37,203)  (26,112)
Payments on termination..........................  (87,002)    (38,938)     (245,568)    (362,002)   (70,626)  (12,340)
Contract maintenance charge......................      (52)        (63)         (626)        (920)      (164)     (181)
Transfers among the sub-accounts and with the
 Fixed Account--net..............................       --          (3)       (3,733)     (61,953)    (5,592)   (7,906)
Adjustment to net assets allocated to contract in
 payout period...................................       --          --            --           --         --        --
                                                   --------    --------   ----------   ----------  ---------  --------
Increase (decrease) in net assets from contract
 transactions....................................  (87,054)    (39,004)     (258,686)    (430,481)  (113,585)  (46,539)
                                                   --------    --------   ----------   ----------  ---------  --------
INCREASE (DECREASE) IN NET
 ASSETS..........................................  (74,314)    (22,687)     (203,883)    (222,905)   (94,643)   (9,687)
NET ASSETS AT BEGINNING OF
 PERIOD..........................................  232,889     255,576     1,494,430    1,717,335    317,925   327,612
                                                   --------    --------   ----------   ----------  ---------  --------
NET ASSETS AT END OF PERIOD...................... $158,575    $232,889    $1,290,547   $1,494,430  $ 223,282  $317,925
                                                   ========    ========   ==========   ==========  =========  ========
UNITS OUTSTANDING
    Units outstanding at beginning of period.....   26,023      30,580       125,849      162,949     27,070    31,118
       Units issued..............................    1,567          --         3,260        2,008      4,584     7,673
       Units redeemed............................  (10,152)     (4,557)      (24,880)     (39,108)   (14,416)  (11,721)
                                                   --------    --------   ----------   ----------  ---------  --------
    Units outstanding at end of period...........   17,438      26,023       104,229      125,849     17,238    27,070
                                                   ========    ========   ==========   ==========  =========  ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                    Dreyfus Variable     Dreyfus Variable
                                                     Investment Fund     Investment Fund   DWS Variable Series I
                                                       Sub-Account         Sub-Account          Sub-Account
                                                  --------------------  -----------------  --------------------
                                                                               VIF
                                                           VIF            Small Company           DWS VIP
                                                      Money Market            Stock               Bond A
                                                  --------------------  -----------------  --------------------
                                                     2007       2006    2007 (i)    2006     2007       2006
                                                  ---------  ---------  --------  -------  --------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $  26,030  $  25,369  $   (417) $(1,177) $ 29,581  $   31,626
Net realized gains (losses)......................        --         --    26,102   10,235     3,716       6,761
Change in unrealized gains (losses)..............        --         --   (18,820)  (1,870)      874          79
                                                  ---------  ---------  --------  -------  --------  ----------
Increase (decrease) in net assets from operations    26,030     25,369     6,865    7,188    34,171      38,466
                                                  ---------  ---------  --------  -------  --------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................        --        260        --       --     3,060       2,985
Benefit payments.................................  (283,011)  (271,267)   (2,915)    (120)   (2,697)    (36,650)
Payments on termination..........................  (409,299)  (255,553)       --   (4,418)  (96,311)   (244,235)
Contract maintenance charge......................      (315)      (546)      (16)     (45)       --          --
Transfers among the sub-accounts and with the
 Fixed Account--net..............................   636,399    363,878   (87,703)   8,416    51,505    (104,757)
Adjustment to net assets allocated to contract in
 payout period...................................        --         --        --       --    27,657          --
                                                  ---------  ---------  --------  -------  --------  ----------
Increase (decrease) in net assets from contract
 transactions....................................   (56,226)  (163,228)  (90,634)   3,833   (16,786)   (382,657)
                                                  ---------  ---------  --------  -------  --------  ----------
INCREASE (DECREASE) IN NET ASSETS................   (30,196)  (137,859)  (83,769)  11,021    17,385    (344,191)
NET ASSETS AT BEGINNING OF
 PERIOD..........................................   803,351    941,210    83,769   72,748   798,767   1,142,958
                                                  ---------  ---------  --------  -------  --------  ----------
NET ASSETS AT END OF PERIOD...................... $ 773,155  $ 803,351  $     --  $83,769  $816,152  $  798,767
                                                  =========  =========  ========  =======  ========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of period.....    75,375     89,215     4,992    4,754    57,022      84,957
       Units issued..............................    79,711     86,127        --      882    21,586       4,313
       Units redeemed............................   (84,431)   (99,967)   (4,992)    (644)  (22,282)    (32,248)
                                                  ---------  ---------  --------  -------  --------  ----------
    Units outstanding at end of period...........    70,655     75,375        --    4,992    56,326      57,022
                                                  =========  =========  ========  =======  ========  ==========

--------
(i)For the period beginning January 1, 2007 and ended April 30, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           DWS Variable Series I   DWS Variable Series I   DWS Variable Series I
                                                Sub-Account             Sub-Account             Sub-Account
                                          ----------------------  ----------------------  ----------------------
                                                  DWS VIP                 DWS VIP                 DWS VIP
                                             Capital Growth A      Global Opportunities     Growth and Income A
                                          ----------------------  ----------------------  ----------------------
                                             2007        2006        2007        2006        2007        2006
                                          ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (1,713) $   (3,153) $    8,260  $    5,428  $    7,513  $    2,588
Net realized gains (losses)..............     51,548      25,119     240,853     247,622     169,810      56,156
Change in unrealized gains (losses)......    132,100     142,967    (106,938)    101,173    (149,115)     84,089
                                          ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................    181,935     164,933     142,175     354,223      28,208     142,833
                                          ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................     11,860      27,312       6,160      23,450       1,840      18,534
Benefit payments.........................    (26,633)    (48,938)    (69,474)   (131,209)   (123,972)    (51,731)
Payments on termination..................   (305,648)   (600,886)   (163,170)   (372,670)   (349,281)   (164,666)
Contract maintenance charge..............         --          --          --          --          --          --
Transfers among the sub-accounts and
 with the Fixed Account--net.............     52,901    (290,237)     13,384      26,038    (161,110)    134,148
Adjustment to net assets allocated to
 contract in payout period...............         --          --          --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   (267,520)   (912,749)   (213,100)   (454,391)   (632,523)    (63,715)
                                          ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................    (85,585)   (747,816)    (70,925)   (100,168)   (604,315)     79,118
NET ASSETS AT BEGINNING OF
 PERIOD..................................  1,779,261   2,527,077   1,798,972   1,899,140   1,239,514   1,160,396
                                          ----------  ----------  ----------  ----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $1,693,676  $1,779,261  $1,728,047  $1,798,972  $  635,199  $1,239,514
                                          ==========  ==========  ==========  ==========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    156,225     239,192      69,784      89,278     109,669     115,850
       Units issued......................     16,078       9,331       5,864      21,588      40,775      37,435
       Units redeemed....................    (39,325)    (92,298)    (13,889)    (41,082)    (94,588)    (43,616)
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Units outstanding at end of period...    132,978     156,225      61,759      69,784      55,856     109,669
                                          ==========  ==========  ==========  ==========  ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                               DWS Variable
                                                         DWS Variable Series I   Series I   DWS Variable Series II
                                                             Sub-Account       Sub-Account        Sub-Account
                                                         -------------------   ------------ ----------------------
                                                                                 DWS VIP
                                                                                  Money
                                                         DWS VIP International   Market A     DWS VIP Balanced A
                                                         -------------------   ------------ ----------------------
                                                           2007        2006     2006 (ad)      2007        2006
                                                         --------   ---------  ------------ ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)............................ $ 13,532   $   9,983   $  35,827   $   51,728  $   43,006
Net realized gains (losses).............................   56,769      44,912          --       31,336      84,837
Change in unrealized gains (losses).....................   30,202     142,714          --          670      93,664
                                                         --------   ---------   ---------   ----------  ----------
Increase (decrease) in net assets from operations.......  100,503     197,609      35,827       83,734     221,507
                                                         --------   ---------   ---------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits................................................    5,652       3,720       5,797        3,829       3,870
Benefit payments........................................  (21,798)    (11,241)    (42,741)     (45,437)   (112,170)
Payments on termination.................................  (78,817)   (316,607)   (184,510)    (173,250)   (517,065)
Contract maintenance charge.............................       --          --          --           --          --
Transfers among the sub-accounts and with the Fixed
 Account--net...........................................   56,320      74,815    (724,385)      38,191     (36,723)
Adjustment to net assets allocated to contract in payout
 period.................................................       --          --          --       54,015          --
                                                         --------   ---------   ---------   ----------  ----------
Increase (decrease) in net assets from contract
 transactions...........................................  (38,643)   (249,313)   (945,839)    (122,652)   (662,088)
                                                         --------   ---------   ---------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS.......................   61,860     (51,704)   (910,012)     (38,918)   (440,581)
NET ASSETS AT BEGINNING OF PERIOD.......................  814,711     866,415     910,012    2,090,132   2,530,713
                                                         --------   ---------   ---------   ----------  ----------
NET ASSETS AT END OF PERIOD............................. $876,571   $ 814,711   $      --   $2,051,214  $2,090,132
                                                         ========   =========   =========   ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of period............   55,970      74,489      77,716      179,485     237,883
       Units issued.....................................    9,477       7,988      76,367       11,719      28,507
       Units redeemed...................................  (12,514)    (26,507)   (154,083)     (21,977)    (86,905)
                                                         --------   ---------   ---------   ----------  ----------
    Units outstanding at end of period..................   52,933      55,970          --      169,227     179,485
                                                         ========   =========   =========   ==========  ==========

--------
(ad)On November 3, 2006, DWS VIP Money Market A merged into DWS VIP Money Market A II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               DWS Variable            DWS Variable              Federated
                                                 Series II               Series II           Insurance Series
                                                Sub-Account             Sub-Account             Sub-Account
                                         ------------------------  --------------------  ------------------------
                                                                          DWS VIP                Federated
                                         DWS VIP Money Market A II  Small Cap Growth A      Prime Money Fund II
                                         ------------------------  --------------------  ------------------------
                                            2007     2006 (ad)(ae)    2007       2006      2007 (j)       2006
                                         ----------  ------------- ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $   43,445   $    5,206   $  (3,703) $  (5,634) $   332,110  $   185,163
Net realized gains (losses).............         --           --      34,484     67,834           --           --
Change in unrealized gains (losses).....         --           --        (797)   (25,621)          --           --
                                         ----------   ----------   ---------  ---------  -----------  -----------
Increase (decrease) in net assets from
 operations.............................     43,445        5,206      29,984     36,579      332,110      185,163
                                         ----------   ----------   ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      1,230           40       2,044     21,626        5,388        2,303
Benefit payments........................    (20,302)          --     (14,268)   (40,341)    (474,415)    (197,561)
Payments on termination.................    (85,010)    (285,798)    (27,692)  (174,882)  (6,434,463)  (3,291,075)
Contract maintenance charge.............         --           --          --         --       (2,884)      (1,818)
Transfers among the sub-accounts and
 with the Fixed Account--net............     80,636    1,293,451    (101,293)   (27,442)  11,238,467    2,964,754
Adjustment to net assets allocated to
 contract in payout period..............         --           --          --         --           --           --
                                         ----------   ----------   ---------  ---------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions..................    (23,446)   1,007,693    (141,209)  (221,039)   4,332,093     (523,397)
                                         ----------   ----------   ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS.................................     19,999    1,012,899    (111,225)  (184,460)   4,664,203     (338,234)
NET ASSETS AT BEGINNING OF
 PERIOD.................................  1,012,899           --     575,753    760,213    5,996,451    6,334,685
                                         ----------   ----------   ---------  ---------  -----------  -----------
NET ASSETS AT END OF
 PERIOD................................. $1,032,898   $1,012,899   $ 464,528  $ 575,753  $10,660,654  $ 5,996,451
                                         ==========   ==========   =========  =========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................    100,633           --      47,472     65,518      528,214      572,577
       Units issued.....................     22,785      216,904       4,021     18,506    1,450,817      648,996
       Units redeemed...................    (24,989)    (116,271)    (15,158)   (36,552)  (1,085,458)    (693,359)
                                         ----------   ----------   ---------  ---------  -----------  -----------
    Units outstanding at end of
     period.............................     98,429      100,633      36,335     47,472      893,573      528,214
                                         ==========   ==========   =========  =========  ===========  ===========

--------
(j)On April 27, 2007 STI International Equity merged into Federated Prime Money Fund II
(ad)On November 3, 2006, DWS VIP Money Market A merged into DWS VIP Money Market A II
(ae)For the period beginning November 3, 2006, and ending December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Fidelity Variable         Fidelity Variable         Fidelity Variable
                                       Insurance Products Fund   Insurance Products Fund   Insurance Products Fund
                                             Sub-Account               Sub-Account               Sub-Account
                                      ------------------------  ------------------------  ------------------------
                                           VIP Contrafund           VIP Equity-Income            VIP Growth
                                      ------------------------  ------------------------  ------------------------
                                          2007         2006         2007         2006         2007         2006
                                      -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $   (70,575) $   (11,114) $     5,778  $    92,994  $   (36,105) $   (77,616)
Net realized gains (losses)..........   4,562,506    2,265,384      479,378      801,531      (61,821)    (410,483)
Change in unrealized gains
 (losses)............................  (2,303,507)    (714,412)    (425,620)    (100,420)   1,767,373      918,519
                                      -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from operations.....................   2,188,424    1,539,858       59,536      794,105    1,669,447      430,420
                                      -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................     158,080      189,244        4,451        6,218       72,031       58,205
Benefit payments.....................    (251,079)    (198,274)     (56,105)     (24,261)    (119,968)     (52,764)
Payments on termination..............  (2,939,181)  (2,757,940)  (1,545,167)  (2,122,633)  (1,662,525)  (1,841,785)
Contract maintenance charge..........      (8,196)      (9,178)      (1,406)      (1,858)      (6,592)      (7,434)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................    (369,366)     227,260      161,994      109,854     (156,534)    (367,491)
Adjustment to net assets allocated to
 contract in payout period...........          --           --           --           --           --           --
                                      -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions..........  (3,409,742)  (2,548,888)  (1,436,233)  (2,032,680)  (1,873,588)  (2,211,269)
                                      -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS..........................  (1,221,318)  (1,009,030)  (1,376,697)  (1,238,575)    (204,141)  (1,780,849)
NET ASSETS AT BEGINNING
 OF PERIOD...........................  15,496,580   16,505,610    4,158,586    5,397,161    7,661,815    9,442,664
                                      -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.............................. $14,275,262  $15,496,580  $ 2,781,889  $ 4,158,586  $ 7,457,674  $ 7,661,815
                                      ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................     987,680    1,151,719      267,003      413,055      827,254    1,080,103
       Units issued..................      85,208      132,195       23,114       30,150       49,449       55,190
       Units redeemed................    (279,757)    (296,234)    (111,406)    (176,202)    (234,028)    (308,039)
                                      -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..........................     793,131      987,680      178,711      267,003      642,675      827,254
                                      ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                            Fidelity Variable        Fidelity Variable        Fidelity Variable
                                         Insurance Products Fund  Insurance Products Fund  Insurance Products Fund
                                               Sub-Account              Sub-Account              Sub-Account
                                         ----------------------  ------------------------  ------------------------
                                             VIP High Income           VIP Index 500       VIP investment Grade Bond
                                         ----------------------  ------------------------  ------------------------
                                            2007        2006         2007         2006        2007         2006
                                         ----------  ----------  -----------  -----------  ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $  179,475  $  198,846  $   245,100  $    63,989  $  119,509   $  133,774
Net realized gains (losses).............    (47,534)    (57,022)     525,323      273,649     (18,905)     (29,229)
Change in unrealized gains (losses).....    (90,520)    174,422     (313,777)   1,250,684       8,349       16,618
                                         ----------  ----------  -----------  -----------  ----------   ----------
Increase (decrease) in net assets from
 operations.............................     41,421     316,246      456,646    1,588,322     108,953      121,163
                                         ----------  ----------  -----------  -----------  ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      7,855       6,238       80,723      148,157      24,572       33,395
Benefit payments........................    (38,332)    (51,360)     (91,105)     (27,780)   (102,230)     (17,292)
Payments on termination.................   (696,235)   (747,559)  (2,036,450)  (2,451,633)   (662,173)    (858,941)
Contract maintenance charge.............     (1,188)     (1,441)      (6,607)      (7,341)     (1,877)      (2,111)
Transfers among the sub-accounts and
 with the Fixed Account--net............      4,393     (39,582)    (234,419)    (586,917)     (4,164)     (80,381)
Adjustment to net assets allocated to
 contract in payout period..............         --          --           --           --          --           --
                                         ----------  ----------  -----------  -----------  ----------   ----------
Increase (decrease) in net assets from
 contract transactions..................   (723,507)   (833,704)  (2,287,858)  (2,925,514)   (745,872)    (925,330)
                                         ----------  ----------  -----------  -----------  ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS.................................   (682,086)   (517,458)  (1,831,212)  (1,337,192)   (636,919)    (804,167)
NET ASSETS AT BEGINNING OF
 PERIOD.................................  3,248,862   3,766,320   11,743,206   13,080,398   4,096,439    4,900,606
                                         ----------  ----------  -----------  -----------  ----------   ----------
NET ASSETS AT END OF
 PERIOD................................. $2,566,776  $3,248,862  $ 9,911,994  $11,743,206  $3,459,520   $4,096,439
                                         ==========  ==========  ===========  ===========  ==========   ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................    298,090     378,683    1,119,875    1,434,881     285,654      352,049
       Units issued.....................     47,265      21,249       56,388       55,327      18,159       18,391
       Units redeemed...................   (111,906)   (101,842)    (272,613)    (370,333)    (69,564)     (84,786)
                                         ----------  ----------  -----------  -----------  ----------   ----------
    Units outstanding at end of
     period.............................    233,449     298,090      903,650    1,119,875     234,249      285,654
                                         ==========  ==========  ===========  ===========  ==========   ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                  Fidelity                             Fidelity
                                         Fidelity Variable    Variable Insurance                  Variable Insurance
                                      Insurance Products Fund Products Fund (Service Class 2) Products Fund (Service Class 2)
                                            Sub-Account          Sub-Account                         Sub-Account
                                      ----------------------  ------------------------------  ------------------------------
                                                              VIP Asset Manager                     VIP Contrafund
                                           VIP Overseas       Growth (Service Class 2)            (Service Class 2)
                                      ----------------------  ------------------------------  ------------------------------
                                         2007        2006       2007            2006              2007             2006
                                      ----------  ----------     -------         -------       ------------     -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $   72,590  $  (16,888) $ 1,487         $   160         $   (775,793)    $  (244,934)
Net realized gains (losses)..........    535,679     218,122    1,323             397           27,448,484       6,128,924
Change in unrealized gains
 (losses)............................    (50,207)    351,930    7,341           2,163          (13,302,237)       (820,978)
                                      ----------  ----------     -------         -------       ------------     -----------
Increase (decrease) in net assets
 from operations.....................    558,062     553,164   10,151           2,720           13,370,454       5,063,012
                                      ----------  ----------     -------         -------       ------------     -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................     53,454      80,626       --          20,000           10,846,481      29,348,339
Benefit payments.....................    (59,607)    (29,899)      --              --           (1,200,668)       (480,976)
Payments on termination..............   (815,936)   (425,601)  (3,704)           (925)          (4,999,544)     (2,475,485)
Contract maintenance charge..........     (2,196)     (2,105)      --             (12)            (320,736)       (121,368)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................    184,380      33,917   (3,349)         (7,496)          14,490,865      20,088,710
Adjustment to net assets allocated
 to contract in payout period........         --          --       --              --                   --              --
                                      ----------  ----------     -------         -------       ------------     -----------
Increase (decrease) in net assets
 from contract transactions..........   (639,905)   (343,062)  (7,053)         11,567           18,816,398      46,359,220
                                      ----------  ----------     -------         -------       ------------     -----------
INCREASE (DECREASE) IN
 NET ASSETS..........................    (81,843)    210,102    3,098          14,287           32,186,852      51,422,232
NET ASSETS AT BEGINNING
 OF PERIOD...........................  3,724,116   3,514,014   63,167          48,880           77,839,668      26,417,436
                                      ----------  ----------     -------         -------       ------------     -----------
NET ASSETS AT END OF
 PERIOD.............................. $3,642,273  $3,724,116  $66,265         $63,167         $110,026,520     $77,839,668
                                      ==========  ==========     =======         =======       ============     ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................    287,299     314,208    5,891           4,800            6,412,503       2,202,564
       Units issued..................     54,881      54,182      779           1,958            3,043,502       5,098,922
       Units redeemed................   (101,157)    (81,091)  (1,391)           (867)          (1,319,197)       (888,983)
                                      ----------  ----------     -------         -------       ------------     -----------
    Units outstanding at end of
     period..........................    241,023     287,299    5,279           5,891            8,136,808       6,412,503
                                      ==========  ==========     =======         =======       ============     ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                Fidelity                 Fidelity                Fidelity
                                           Variable Insurance       Variable Insurance      Variable Insurance
                                              Products Fund           Products Fund            Products Fund
                                            (Service Class 2)       (Service Class 2)        (Service Class 2)
                                               Sub-Account             Sub-Account              Sub-Account
                                         ----------------------  -----------------------  ----------------------
                                                   VIP                 VIP Freedom              VIP Freedom
                                              Equity-Income           2010 Portfolio          2020 Portfolio
                                            (Service Class 2)       (Service Class 2)        (Service Class 2)
                                         ----------------------  -----------------------  ----------------------
                                            2007        2006         2007      2006 (af)     2007      2006 (af)
                                         ----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $     (565) $   53,034  $    57,228  $   31,919  $   55,772  $   20,734
Net realized gains (losses).............    414,305     510,695      243,641      15,645     189,030      21,654
Change in unrealized gains (losses).....   (408,301)     61,427           82     102,755      23,400      31,894
                                         ----------  ----------  -----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 operations.............................      5,439     625,156      300,951     150,319     268,202      74,282
                                         ----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................     14,100       6,031    1,767,931   1,090,056   2,441,311     881,427
Benefit payments........................    (19,027)         --   (1,230,901)         --          --     (27,266)
Payments on termination.................   (386,400)   (171,634)    (203,095)    (10,193)   (236,507)     (6,125)
Contract maintenance charge.............       (691)       (786)     (12,362)         --      (8,800)       (105)
Transfers among the sub-accounts and
 with the Fixed Account--net............    (17,362)    (13,037)   2,264,790   2,202,903   2,062,625   1,152,601
Adjustment to net assets allocated to
 contract in payout period..............         --          --           --          --          --          --
                                         ----------  ----------  -----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions..................   (409,380)   (179,426)   2,586,363   3,282,766   4,258,629   2,000,532
                                         ----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS.................................   (403,941)    445,730    2,887,314   3,433,085   4,526,831   2,074,814
NET ASSETS AT BEGINNING OF
 PERIOD.................................  3,979,026   3,533,296    3,433,085          --   2,074,814          --
                                         ----------  ----------  -----------  ----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD................................. $3,575,085  $3,979,026  $ 6,320,399  $3,433,085  $6,601,645  $2,074,814
                                         ==========  ==========  ===========  ==========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................    300,027     314,396      328,194          --     197,695          --
       Units issued.....................      8,543       7,975      509,639     336,099     416,520     207,441
       Units redeemed...................    (37,845)    (22,344)    (271,479)     (7,905)    (32,830)     (9,746)
                                         ----------  ----------  -----------  ----------  ----------  ----------
    Units outstanding at end of
     period.............................    270,725     300,027      566,354     328,194     581,385     197,695
                                         ==========  ==========  ===========  ==========  ==========  ==========

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                             Fidelity               Fidelity                Fidelity
                                        Variable Insurance     Variable Insurance      Variable Insurance
                                           Products Fund          Products Fund           Products Fund
                                         (Service Class 2)      (Service Class 2)       (Service Class 2)
                                            Sub-Account            Sub-Account             Sub-Account
                                      ----------------------  --------------------  ------------------------
                                            VIP Freedom            VIP Freedom
                                          2030 Portfolio        Income Portfolio          VIP Growth &
                                         (Service Class 2)      (Service Class 2)   Income (Service Class 2)
                                      ----------------------  --------------------  ------------------------
                                         2007      2006 (af)     2007     2006 (af)     2007         2006
                                      ----------  ----------  ----------  --------- -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $   16,588  $    9,808  $   50,434  $ 12,684  $   (45,282) $  (133,020)
Net realized gains (losses)..........     92,445       8,437      20,534     2,394      901,490      309,859
Change in unrealized gains
 (losses)............................      4,074      36,027     (21,590)   (6,307)     588,757    1,050,077
                                      ----------  ----------  ----------  --------  -----------  -----------
Increase (decrease) in net assets
 from operations.....................    113,107      54,272      49,378     8,771    1,444,965    1,226,916
                                      ----------  ----------  ----------  --------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................    548,989     775,599     842,515   352,778      161,080    5,426,903
Benefit payments.....................         --          --          --        --     (178,993)    (148,366)
Payments on termination..............   (167,699)    (12,394)    (40,675)   (2,131)    (664,383)    (289,658)
Contract maintenance charge..........     (8,051)         --      (3,248)       --      (56,711)     (30,446)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................    593,417     328,992     526,571   201,910        7,478    1,450,868
Adjustment to net assets allocated
 to contract in payout period........         --          --          --        --           --           --
                                      ----------  ----------  ----------  --------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions..........    966,656   1,092,197   1,325,163   552,557     (731,529)   6,409,301
                                      ----------  ----------  ----------  --------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS..........................  1,079,763   1,146,469   1,374,541   561,328      713,436    7,636,217
NET ASSETS AT BEGINNING
 OF PERIOD...........................  1,146,469          --     561,328        --   14,520,565    6,884,348
                                      ----------  ----------  ----------  --------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.............................. $2,226,232  $1,146,469  $1,935,869  $561,328  $15,234,001  $14,520,565
                                      ==========  ==========  ==========  ========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................    109,200          --      54,190        --    1,180,371      621,047
       Units issued..................    110,344     135,208     160,994    69,165      180,930      779,010
       Units redeemed................    (25,713)    (26,008)    (35,884)  (14,975)    (235,239)    (219,686)
                                      ----------  ----------  ----------  --------  -----------  -----------
    Units outstanding at end of
     period..........................    193,831     109,200     179,300    54,190    1,126,062    1,180,371
                                      ==========  ==========  ==========  ========  ===========  ===========

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Fidelity             Fidelity                Fidelity
                                         Variable Insurance   Variable Insurance      Variable Insurance
                                            Products Fund        Products Fund           Products Fund
                                          (Service Class 2)    (Service Class 2)       (Service Class 2)
                                             Sub-Account          Sub-Account             Sub-Account
                                         ------------------  --------------------  ------------------------
                                                               VIP Growth Stock
                                             VIP Growth            Portfolio               VIP High
                                          (Service Class 2)  (Service Class 2) (k) Income (Service Class 2)
                                         ------------------  --------------------  ------------------------
                                           2007      2006       2007     2006 (af)     2007         2006
                                         --------  --------  ----------  --------- -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $ (8,009) $ (9,050) $  (14,515) $ (2,495) $   748,093  $   663,149
Net realized gains (losses).............   30,887    18,711     107,748     1,537       11,140        6,059
Change in unrealized gains (losses).....  133,071    22,950      81,342    28,236     (669,266)     141,936
                                         --------  --------  ----------  --------  -----------  -----------
Increase (decrease) in net assets from
 operations.............................  155,949    32,611     174,575    27,278       89,967      811,144
                                         --------  --------  ----------  --------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      180     4,030     407,578   263,470      152,363    2,934,368
Benefit payments........................       --    (8,579)         --   (27,097)    (265,711)     (72,077)
Payments on termination.................  (60,691)  (78,317)   (160,241)     (688)    (686,935)    (345,433)
Contract maintenance charge.............     (189)     (253)       (560)      (27)     (38,222)     (22,470)
Transfers among the sub-accounts and
 with the Fixed Account--net............  (27,636)  (12,357)    847,436   192,599    1,010,881    1,809,012
Adjustment to net assets allocated to
 contract in payout period..............       --        --          --        --           --           --
                                         --------  --------  ----------  --------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions..................  (88,336)  (95,476)  1,094,213   428,257      172,376    4,303,400
                                         --------  --------  ----------  --------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS.................................   67,613   (62,865)  1,268,788   455,535      262,343    5,114,544
NET ASSETS AT BEGINNING OF
 PERIOD.................................  654,428   717,293     455,535        --   11,001,229    5,886,685
                                         --------  --------  ----------  --------  -----------  -----------
NET ASSETS AT END OF
 PERIOD................................. $722,041  $654,428  $1,724,323  $455,535  $11,263,572  $11,001,229
                                         ========  ========  ==========  ========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................   74,947    86,438      46,722        --      949,547      548,512
       Units issued.....................      307     2,610     147,673    61,367      266,457      481,264
       Units redeemed...................   (8,960)  (14,101)    (47,540)  (14,645)    (252,363)     (80,229)
                                         --------  --------  ----------  --------  -----------  -----------
    Units outstanding at end of
     period.............................   66,294    74,947     146,855    46,722      963,641      949,547
                                         ========  ========  ==========  ========  ===========  ===========

--------
(k)Previously known as VIP Freedom Growth Stock Portfolio (Service Class 2)
(af)For the period beginning May 1, 2006 and ended December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Fidelity                     Fidelity                            Fidelity
                                     Variable Insurance            Variable Insurance                 Variable Insurance
                                   Products Fund (Service Class 2) Products Fund (Service Class 2) Products Fund (Service Class 2)
                                         Sub-Account                  Sub-Account                         Sub-Account
                                   ------------------------------  ------------------------------  ------------------------------
                                                                    VIP Investment
                                   VIP Index 500 (Service Class 2) Grade Bond (Service Class 2)    VIP Mid Cap (Service Class 2)
                                   ------------------------------  ------------------------------  ------------------------------
                                      2007            2006           2007            2006              2007            2006
                                     ----------      ----------       -------         -------       -----------     -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $  120,003      $   (9,144)     $   542         $   465         $  (317,919)    $  (234,799)
Net realized gains (losses).......    113,292          33,473         (178)           (109)          2,439,488       1,206,767
Change in unrealized gains
 (losses).........................   (148,329)        336,878          166             177           1,163,968         432,593
                                     ----------      ----------       -------         -------       -----------     -----------
Increase (decrease) in net assets
 from operations..................     84,966         361,207          530             533           3,285,537       1,404,561
                                     ----------      ----------       -------         -------       -----------     -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................  2,892,596         987,839          264              72           3,154,921       7,673,697
Benefit payments..................   (113,879)        (45,262)          --              --            (201,929)       (184,076)
Payments on termination...........   (338,317)        (75,273)      (4,288)         (3,624)         (1,136,781)       (718,397)
Contract maintenance charge.......     (8,110)         (1,201)         (34)            (35)            (87,511)        (34,881)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.....................  2,621,682         902,044          163              69           4,292,451       6,166,012
Adjustment to net assets allocated
 to contract in payout period.....         --              --           --              --                  --              --
                                     ----------      ----------       -------         -------       -----------     -----------
Increase (decrease) in net assets
 from contract transactions.......  5,053,972       1,768,147       (3,895)         (3,518)          6,021,151      12,902,355
                                     ----------      ----------       -------         -------       -----------     -----------
INCREASE (DECREASE) IN
 NET ASSETS.......................  5,138,938       2,129,354       (3,365)         (2,985)          9,306,688      14,306,916
NET ASSETS AT BEGINNING
 OF PERIOD........................  3,926,697       1,797,343       21,227          24,212          22,815,398       8,508,482
                                     ----------      ----------       -------         -------       -----------     -----------
NET ASSETS AT END OF
 PERIOD........................... $9,065,635      $3,926,697      $17,862         $21,227         $32,122,086     $22,815,398
                                     ==========      ==========       =======         =======       ===========     ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........    358,116         183,575        1,802           2,108           1,846,410         702,802
       Units issued...............    761,959         222,446           36              12             988,363       1,404,580
       Units redeemed.............   (315,481)        (47,905)        (359)           (318)           (419,414)       (260,972)
                                     ----------      ----------       -------         -------       -----------     -----------
    Units outstanding at end of
     period.......................    804,594         358,116        1,479           1,802           2,415,359       1,846,410
                                     ==========      ==========       =======         =======       ===========     ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Fidelity                     Fidelity                          Franklin
                                         Variable Insurance           Variable Insurance                Templeton Variable
                                      Products Fund (Service Class 2) Products Fund (Service Class 2) Insurance Products Trust
                                             Sub-Account                  Sub-Account                       Sub-Account
                                      ------------------------------  ------------------------------  ----------------------
                                              VIP Money
                                               Market                                                    Franklin Flex Cap
                                          (Service Class 2)           VIP Overseas (Service Class 2)     Growth Securities
                                      ------------------------------  ------------------------------  ----------------------
                                          2007         2006 (af)        2007            2006             2007         2006
                                       -----------     -----------       --------        --------     ----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $   270,964     $    93,152     $  2,414        $   (860)       $  (85,225)  $  (46,176)
Net realized gains (losses)..........          --              --       25,569           2,829           124,307       10,422
Change in unrealized gains
 (losses)............................          --              --       (7,119)         14,239           598,529      169,628
                                       -----------     -----------       --------        --------     ----------   ----------
Increase (decrease) in net assets
 from operations.....................     270,964          93,152       20,864          16,208           637,611      133,874
                                       -----------     -----------       --------        --------     ----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................     175,890       2,044,347          176              48           137,297    2,375,868
Benefit payments.....................     (56,005)        (28,647)      (4,069)             --           (41,812)     (89,850)
Payments on termination..............  (1,399,011)       (730,638)     (41,809)         (6,998)         (247,469)     (99,431)
Contract maintenance charge..........     (26,577)         (9,949)         (36)            (39)          (22,133)      (5,943)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................    (424,864)      9,738,934       71,358          51,362           357,722      953,306
Adjustment to net assets allocated
 to contract in payout period........          --              --           --              --                --           --
                                       -----------     -----------       --------        --------     ----------   ----------
Increase (decrease) in net assets
 from contract transactions..........  (1,730,567)     11,014,047       25,620          44,373           183,605    3,133,950
                                       -----------     -----------       --------        --------     ----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS..........................  (1,459,603)     11,107,199       46,484          60,581           821,216    3,267,824
NET ASSETS AT BEGINNING
 OF PERIOD...........................  11,107,199              --      135,042          74,461         4,724,713    1,456,889
                                       -----------     -----------       --------        --------     ----------   ----------
NET ASSETS AT END OF
 PERIOD.............................. $ 9,647,596     $11,107,199     $181,526        $135,042        $5,545,929   $4,724,713
                                       ===========     ===========       ========        ========     ==========   ==========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................   1,088,024              --        9,286           5,639           409,576      130,633
       Units issued..................     758,285       1,770,444        6,135           5,228           120,247      329,438
       Units redeemed................    (931,392)       (682,420)      (3,950)         (1,581)         (102,039)     (50,495)
                                       -----------     -----------       --------        --------     ----------   ----------
    Units outstanding at end of
     period..........................     914,917       1,088,024       11,471           9,286           427,784      409,576
                                       ===========     ===========       ========        ========     ==========   ==========

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                  Franklin                  Franklin                    Franklin
                                             Templeton Variable        Templeton Variable          Templeton Variable
                                          Insurance Products Trust  Insurance Products Trust    Insurance Products Trust
                                                Sub-Account                Sub-Account                 Sub-Account
                                         -------------------------  ------------------------   --------------------------
                                            Franklin Growth and                                         Franklin
                                             Income Securities      Franklin High Income Sec 2      Income Securities
                                         -------------------------  ------------------------   --------------------------
                                             2007          2006         2007          2006         2007          2006
                                         ------------  -----------  -----------   -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $    576,245  $   733,342  $   589,936   $   622,515  $  5,456,161  $  3,561,123
Net realized gains (losses).............    7,409,329    6,014,240       81,877        27,075     6,079,551     1,932,223
Change in unrealized gains (losses).....  (12,042,907)   5,652,391     (525,627)      305,653    (6,238,385)   25,319,370
                                         ------------  -----------  -----------   -----------  ------------  ------------
Increase (decrease) in net assets from
 operations.............................   (4,057,333)  12,399,973      146,186       955,243     5,297,327    30,812,716
                                         ------------  -----------  -----------   -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................    3,440,216    5,171,646       45,201        35,426    36,764,101    58,120,009
Benefit payments........................   (1,577,220)  (1,903,375)    (264,871)     (207,176)   (5,261,921)   (3,280,058)
Payments on termination.................   (9,173,264)  (5,604,981)  (1,803,815)   (1,143,025)  (25,717,322)  (14,008,486)
Contract maintenance charge.............     (296,766)    (302,736)     (35,815)      (40,513)     (723,469)     (410,528)
Transfers among the sub-accounts and
 with the Fixed Account--net............   (1,637,736)  (1,866,199)     109,447     1,642,087    32,518,546    60,457,687
Adjustment to net assets allocated to
 contract in payout period..............           --           --           --            --            --            --
                                         ------------  -----------  -----------   -----------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions..................   (9,244,770)  (4,505,645)  (1,949,853)      286,799    37,579,935   100,878,624
                                         ------------  -----------  -----------   -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS.................................  (13,302,103)   7,894,328   (1,803,667)    1,242,042    42,877,262   131,691,340
NET ASSETS AT BEGINNING OF
 PERIOD.................................   93,369,310   85,474,982   13,689,318    12,447,276   272,191,116   140,499,776
                                         ------------  -----------  -----------   -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................. $ 80,067,207  $93,369,310  $11,885,651   $13,689,318  $315,068,378  $272,191,116
                                         ============  ===========  ===========   ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................    5,458,044    5,741,050    1,171,742     1,146,124    20,822,219    12,500,880
       Units issued.....................      777,566      975,926      145,190       269,301     7,663,319    12,707,289
       Units redeemed...................   (1,297,920)  (1,258,932)    (310,463)     (243,683)   (4,878,759)   (4,385,950)
                                         ------------  -----------  -----------   -----------  ------------  ------------
    Units outstanding at end of
     period.............................    4,937,690    5,458,044    1,006,469     1,171,742    23,606,779    20,822,219
                                         ============  ===========  ===========   ===========  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Franklin                   Franklin                 Franklin
                                         Templeton Variable         Templeton Variable       Templeton Variable
                                      Insurance Products Trust   Insurance Products Trust  Insurance Products Trust
                                             Sub-Account               Sub-Account               Sub-Account
                                      ------------------------  -------------------------  ----------------------
                                         Franklin Large Cap         Franklin Small Cap     Franklin Small Mid-Cap
                                          Growth Securities          Value Securities         Growth Securities
                                      ------------------------  -------------------------  ----------------------
                                          2007         2006         2007          2006        2007         2006
                                      -----------  -----------  ------------  -----------  ----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $  (633,704) $  (392,521) $   (734,812) $  (690,790) $  (60,702)  $  (61,568)
Net realized gains (losses)..........   1,777,993      179,233     8,389,622    5,116,697     549,000      188,214
Change in unrealized gains
 (losses)............................   1,903,405    5,099,396   (10,022,446)   5,217,462    (134,975)     128,883
                                      -----------  -----------  ------------  -----------  ----------   ----------
Increase (decrease) in net assets
 from operations.....................   3,047,694    4,886,108    (2,367,636)   9,643,369     353,323      255,529
                                      -----------  -----------  ------------  -----------  ----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................  11,796,249   23,568,970     3,352,586    9,447,493      11,972       14,443
Benefit payments.....................  (1,123,215)    (870,966)   (1,145,383)  (1,219,111)    (69,452)     (19,345)
Payments on termination..............  (4,718,055)  (2,356,985)   (8,332,534)  (5,161,069)   (489,573)    (330,855)
Contract maintenance charge..........    (230,791)    (117,290)     (216,051)    (203,215)    (10,765)     (11,685)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................   6,084,976    9,321,854    (3,722,013)   6,455,030    (104,715)      55,296
Adjustment to net assets allocated to
 contract in payout period...........          --           --            --           --          --           --
                                      -----------  -----------  ------------  -----------  ----------   ----------
Increase (decrease) in net assets
 from contract transactions..........  11,809,164   29,545,583   (10,063,395)   9,319,128    (662,533)    (292,146)
                                      -----------  -----------  ------------  -----------  ----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS..........................  14,856,858   34,431,691   (12,431,031)  18,962,497    (309,210)     (36,617)
NET ASSETS AT BEGINNING
 OF PERIOD...........................  64,820,282   30,388,591    78,437,143   59,474,646   3,789,342    3,825,959
                                      -----------  -----------  ------------  -----------  ----------   ----------
NET ASSETS AT END OF
 PERIOD.............................. $79,677,140  $64,820,282  $ 66,006,112  $78,437,143  $3,480,132   $3,789,342
                                      ===========  ===========  ============  ===========  ==========   ==========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................   5,670,480    2,902,651     3,842,070    3,216,822     214,884      231,013
       Units issued..................   2,272,093    4,172,037       571,479    1,689,904      11,936       34,860
       Units redeemed................  (1,278,305)  (1,404,208)   (1,111,943)  (1,064,656)    (44,287)     (50,989)
                                      -----------  -----------  ------------  -----------  ----------   ----------
    Units outstanding at end of
     period..........................   6,664,268    5,670,480     3,301,606    3,842,070     182,533      214,884
                                      ===========  ===========  ============  ===========  ==========   ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Franklin                  Franklin                   Franklin
                                      Templeton Variable        Templeton Variable         Templeton Variable
                                   Insurance Products Trust  Insurance Products Trust   Insurance Products Trust
                                          Sub-Account               Sub-Account                Sub-Account
                                   ------------------------  ------------------------  --------------------------
                                           Franklin
                                        U.S. Government          Mutual Discovery       Mutual Shares Securities
                                   ------------------------  ------------------------  --------------------------
                                       2007         2006         2007         2006         2007          2006
                                   -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $   695,186  $   485,428  $   (57,757) $   (70,421) $   (428,065) $   (596,421)
Net realized gains (losses).......     (65,391)     (58,383)     807,810      343,571    14,794,309     9,310,106
Change in unrealized gains
 (losses).........................     479,939       29,071    1,448,544    1,613,654   (10,363,947)   19,740,964
                                   -----------  -----------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets
 from operations..................   1,109,734      456,116    2,198,597    1,886,804     4,002,297    28,454,649
                                   -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................   1,984,016    3,339,996    6,495,058    7,462,018    14,623,337    32,471,263
Benefit payments..................    (330,481)    (171,574)    (120,175)    (177,670)   (3,040,098)   (3,290,161)
Payments on termination...........  (2,017,711)    (898,719)  (1,527,083)    (632,655)  (21,818,339)  (12,119,477)
Contract maintenance charge.......     (65,636)     (51,444)     (79,144)     (16,653)     (608,651)     (461,237)
Transfers among the
 sub-accounts and with the
 Fixed Account--net...............   3,813,260    2,514,717    7,551,818    6,898,213    10,735,319    27,055,299
Adjustment to net assets
 allocated to contract in
 payout period....................          --           --           --           --            --            --
                                   -----------  -----------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions.......   3,383,448    4,732,976   12,320,474   13,533,253      (108,432)   43,655,687
                                   -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS.......................   4,493,182    5,189,092   14,519,071   15,420,057     3,893,865    72,110,336
NET ASSETS AT
 BEGINNING OF
 PERIOD...........................  20,542,016   15,352,924   18,246,492    2,826,435   219,783,945   147,673,609
                                   -----------  -----------  -----------  -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD........................... $25,035,198  $20,542,016  $32,765,563  $18,246,492  $223,677,810  $219,783,945
                                   ===========  ===========  ===========  ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   1,941,233    1,485,387    1,514,918      248,397    13,385,986    10,392,014
       Units issued...............     930,061      854,783    1,578,479    1,527,131     3,142,806     6,458,698
       Units redeemed.............    (616,177)    (398,937)    (545,389)    (260,610)   (3,221,569)   (3,464,726)
                                   -----------  -----------  -----------  -----------  ------------  ------------
    Units outstanding at end of
     period.......................   2,255,117    1,941,233    2,548,008    1,514,918    13,307,223    13,385,986
                                   ===========  ===========  ===========  ===========  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                           Franklin                   Franklin                  Franklin
                                      Templeton Variable         Templeton Variable        Templeton Variable
                                   Insurance Products Trust   Insurance Products Trust   Insurance Products Trust
                                          Sub-Account                Sub-Account               Sub-Account
                                   ------------------------  --------------------------  ----------------------
                                     Templeton Developing             Templeton                 Templeton
                                      Markets Securities         Foreign Securities      Global Income Securities
                                   ------------------------  --------------------------  ----------------------
                                       2007         2006         2007          2006         2007         2006
                                   -----------  -----------  ------------  ------------  ----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $   297,883  $  (195,407) $    786,800  $   (635,176) $   47,816   $   60,505
Net realized gains (losses).......   6,586,677    2,296,772    17,958,580     3,429,229      95,809      103,929
Change in unrealized gains
 (losses).........................   3,407,689    5,850,490    10,316,664    27,431,164     183,680      238,558
                                   -----------  -----------  ------------  ------------  ----------   ----------
Increase (decrease) in net assets
 from operations..................  10,292,249    7,951,855    29,062,044    30,225,217     327,305      402,992
                                   -----------  -----------  ------------  ------------  ----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................   3,593,280    6,442,389    21,377,720    43,975,718      20,755        2,741
Benefit payments..................    (422,241)    (247,573)   (3,025,981)   (2,546,417)    (90,727)     (57,044)
Payments on termination...........  (3,157,218)  (2,044,411)  (19,934,693)  (10,778,126)   (530,639)    (876,042)
Contract maintenance charge.......    (138,253)    (102,363)     (605,770)     (388,724)     (7,733)      (8,253)
Transfers among the sub-accounts
 and with the Fixed Account--
 net..............................     772,740   (1,820,352)    6,173,189    21,258,084     267,988       34,196
Adjustment to net assets allocated
 to contract in payout period.....          --           --            --            --          --           --
                                   -----------  -----------  ------------  ------------  ----------   ----------
Increase (decrease) in net assets
 from contract transactions.......     648,308    2,227,690     3,984,465    51,520,535    (340,356)    (904,402)
                                   -----------  -----------  ------------  ------------  ----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS.......................  10,940,557   10,179,545    33,046,509    81,745,752     (13,051)    (501,410)
NET ASSETS AT BEGINNING
 OF PERIOD........................  39,373,827   29,194,282   206,971,216   125,225,464   3,600,016    4,101,426
                                   -----------  -----------  ------------  ------------  ----------   ----------
NET ASSETS AT END OF
 PERIOD........................... $50,314,384  $39,373,827  $240,017,725  $206,971,216  $3,586,965   $3,600,016
                                   ===========  ===========  ============  ============  ==========   ==========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   1,202,117    1,123,311    11,792,955     8,678,760     219,247      271,671
       Units issued...............     327,671      502,396     2,720,556     5,628,615      32,410       26,357
       Units redeemed.............    (317,102)    (423,590)   (2,689,699)   (2,514,420)    (52,725)     (78,781)
                                   -----------  -----------  ------------  ------------  ----------   ----------
    Units outstanding at end of
     period.......................   1,212,686    1,202,117    11,823,812    11,792,955     198,932      219,247
                                   ===========  ===========  ============  ============  ==========   ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                  Franklin
                                             Templeton Variable     Goldman Sachs Variable  Goldman Sachs Variable
                                          Insurance Products Trust    Insurance Trust          Insurance Trust
                                                 Sub-Account            Sub-Account              Sub-Account
                                          ------------------------  ---------------------  -----------------------
                                                  Templeton
                                              Growth Securities     VIT Capital Growth      VIT Growth and Income
                                          ------------------------  ---------------------  -----------------------
                                              2007         2006       2007        2006         2007        2006
                                          -----------  -----------   --------   --------   -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $    (3,142) $    (7,929) $   (675)   $ (1,031)  $    13,083  $   21,743
Net realized gains (losses)..............     752,047      518,263     1,001        (396)    1,085,500     434,310
Change in unrealized gains (losses)......    (675,336)     495,721     3,973       5,774    (1,153,033)    860,685
                                          -----------  -----------   --------   --------   -----------  ----------
Increase (decrease) in net assets from
 operations..............................      73,569    1,006,055     4,299       4,347       (54,450)  1,316,738
                                          -----------  -----------   --------   --------   -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      33,915       23,619        --          --       111,920   2,690,504
Benefit payments.........................     (52,734)     (63,140)       --          --      (117,767)    (77,562)
Payments on termination..................  (1,421,818)  (1,523,433)  (29,179)    (14,833)     (463,070)   (270,431)
Contract maintenance charge..............      (1,114)      (1,355)      (35)        (49)      (35,687)    (22,036)
Transfers among the sub-accounts and with
 the Fixed Account--net..................    (295,024)     (34,940)    2,833      (1,458)    1,264,312     882,111
Adjustment to net assets allocated to
 contract in payout period...............          --           --        --          --            --          --
                                          -----------  -----------   --------   --------   -----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (1,736,775)  (1,599,249)  (26,381)    (16,340)      759,708   3,202,586
                                          -----------  -----------   --------   --------   -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,663,206)    (593,194)  (22,082)    (11,993)      705,258   4,519,324
NET ASSETS AT BEGINNING OF
 PERIOD..................................   5,394,661    5,987,855    61,702      73,695     9,037,250   4,517,926
                                          -----------  -----------   --------   --------   -----------  ----------
NET ASSETS AT END OF PERIOD.............. $ 3,731,455  $ 5,394,661  $ 39,620    $ 61,702   $ 9,742,508  $9,037,250
                                          ===========  ===========   ========   ========   ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     287,744      375,369     6,677       8,672       712,484     429,459
       Units issued......................      29,360       28,544       232          --       200,565     407,922
       Units redeemed....................    (126,671)    (116,169)   (2,816)     (1,995)     (133,769)   (124,897)
                                          -----------  -----------   --------   --------   -----------  ----------
    Units outstanding at end of period...     190,433      287,744     4,093       6,677       779,280     712,484
                                          ===========  ===========   ========   ========   ===========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Goldman Sachs Variable   Goldman Sachs Variable    Goldman Sachs Variable
                                              Insurance Trust       Insurance Trust              Insurance Trust
                                                Sub-Account           Sub-Account                  Sub-Account
                                         ------------------------  ---------------------    ------------------------
                                                                     VIT Strategic               VIT Structured
                                             VIT Mid Cap Value     International Equity (l)   Small Cap Equity Fund
                                         ------------------------  ---------------------    ------------------------
                                             2007         2006       2007         2006          2007         2006
                                         -----------  -----------   -------      --------   -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $   (94,609) $   (67,561) $    26      $    (87)   $  (284,774) $  (179,774)
Net realized gains (losses).............   1,420,051    1,053,688    1,160        (1,651)     1,973,793    1,703,617
Change in unrealized gains (losses).....  (1,125,498)     262,155     (720)        3,984     (5,844,495)     227,018
                                         -----------  -----------   -------      --------   -----------  -----------
Increase (decrease) in net assets from
 operations.............................     199,944    1,248,282      466         2,246     (4,155,476)   1,750,861
                                         -----------  -----------   -------      --------   -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      10,170    2,120,322       --            --        141,049    6,260,883
Benefit payments........................    (234,265)     (54,636)      --            --       (314,978)    (216,889)
Payments on termination.................    (683,690)    (422,901)  (1,395)      (27,384)    (1,038,386)    (623,213)
Contract maintenance charge.............     (35,403)     (31,846)      --            --        (74,545)     (54,509)
Transfers among the sub-accounts and
 with the Fixed Account--net............    (517,242)    (201,274)       1            24      1,189,685    2,551,099
Adjustment to net assets allocated to
 contract in payout period..............          --           --       --            --             --           --
                                         -----------  -----------   -------      --------   -----------  -----------
Increase (decrease) in net assets from
 contract transactions..................  (1,460,430)   1,409,665   (1,394)      (27,360)       (97,175)   7,917,371
                                         -----------  -----------   -------      --------   -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS.................................  (1,260,486)   2,657,947     (928)      (25,114)    (4,252,651)   9,668,232
NET ASSETS AT BEGINNING OF
 PERIOD.................................  10,255,117    7,597,170    7,414        32,528     23,571,650   13,903,418
                                         -----------  -----------   -------      --------   -----------  -----------
NET ASSETS AT END OF
 PERIOD................................. $ 8,994,631  $10,255,117  $ 6,486      $  7,414    $19,318,999  $23,571,650
                                         ===========  ===========   =======      ========   ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................     788,522      667,470      479         2,596      1,871,412    1,213,576
       Units issued.....................      27,651      271,295       --            --        205,211      942,432
       Units redeemed...................    (131,322)    (150,243)     (82)       (2,117)      (199,905)    (284,596)
                                         -----------  -----------   -------      --------   -----------  -----------
    Units outstanding at end of
     period.............................     684,851      788,522      397           479      1,876,718    1,871,412
                                         ===========  ===========   =======      ========   ===========  ===========

--------
(l)Previously known as VIT International Equity

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                   Goldman Sachs Variable                      Janus Aspen Series
                                                       Insurance Trust      Janus Aspen Series (Service Shares)
                                                         Sub-Account           Sub-Account        Sub-Account
                                                  ------------------------  ----------------   ----------------
                                                       VIT Structured                            Foreign Stock
                                                      U.S. Equity Fund       Forty Portfolio   (Service Shares)
                                                  ------------------------  ----------------   ----------------
                                                      2007         2006       2007      2006     2007      2006
                                                  -----------  -----------  -------   -------  -------   -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $   (87,660) $   (47,159) $  (296)  $  (238) $   (60)  $    44
Net realized gains (losses)......................   1,243,676      159,856    3,517        78    1,459     1,449
Change in unrealized gains (losses)..............  (1,608,240)   1,086,499    4,599     1,758    6,282     5,042
                                                  -----------  -----------  -------   -------  -------   -------
Increase (decrease) in net assets from operations    (452,224)   1,199,196    7,820     1,598    7,681     6,535
                                                  -----------  -----------  -------   -------  -------   -------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................     159,398    4,983,934      176        48       --        --
Benefit payments.................................    (196,566)    (164,245)      --        --       --        --
Payments on termination..........................    (655,138)    (381,320)  (6,662)       --       --        --
Contract maintenance charge......................     (50,974)     (30,001)     (36)      (36)      --       (35)
Transfers among the sub-accounts and with the
 Fixed Account--net..............................   1,415,408      837,107     (434)       30       (1)       (1)
Adjustment to net assets allocated to contract in
 payout period...................................          --           --       --        --       --        --
                                                  -----------  -----------  -------   -------  -------   -------
Increase (decrease) in net assets from contract
 transactions....................................     672,128    5,245,475   (6,956)       42       (1)      (36)
                                                  -----------  -----------  -------   -------  -------   -------
INCREASE (DECREASE) IN NET ASSETS................     219,904    6,444,671      864     1,640    7,680     6,499
NET ASSETS AT BEGINNING OF PERIOD................  13,961,733    7,517,062   22,303    20,663   46,624    40,125
                                                  -----------  -----------  -------   -------  -------   -------
NET ASSETS AT END OF PERIOD...................... $14,181,637  $13,961,733  $23,167   $22,303  $54,304   $46,624
                                                  ===========  ===========  =======   =======  =======   =======
UNITS OUTSTANDING
    Units outstanding at beginning of period.....   1,117,308      668,460    1,637     1,633    2,452     2,454
       Units issued..............................     167,366      662,915       12         7       --        --
       Units redeemed............................    (102,938)    (214,067)    (389)       (3)      --        (2)
                                                  -----------  -----------  -------   -------  -------   -------
    Units outstanding at end of period...........   1,181,736    1,117,308    1,260     1,637    2,452     2,452
                                                  ===========  ===========  =======   =======  =======   =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                        Legg Mason
                                                                                     Legg Mason          Partners
                                                              Lazard              Partners Variable      Variable
                                                         Retirement Series, Inc.  Portfolios I, Inc  Portfolios I, Inc
                                                            Sub-Account              Sub-Account        Sub-Account
                                                         ----------------------  ------------------  -----------------
                                                                                                        Legg Mason
                                                                                                         Variable
                                                                                 Legg Mason Variable Fundamental Value
                                                         Emerging Markets        All Cap Portfolio I     Portfolio
                                                         ----------------------  ------------------  -----------------
                                                           2007        2006      2007 (i)(m)  2006      2007 (m)(n)
                                                          -------     -------    ----------- ------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)............................ $  (138)    $  (232)      $   (14)  $   (7)      $   17
Net realized gains (losses).............................   8,378       3,299         2,302      289          378
Change in unrealized gains (losses).....................  (1,883)      2,566        (1,911)     768         (805)
                                                          -------     -------      -------   ------       ------
Increase (decrease) in net assets from operations.......   6,357       5,633           377    1,050         (410)
                                                          -------     -------      -------   ------       ------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits................................................     132          36           222       72           42
Benefit payments........................................      --          --            --       --           --
Payments on termination.................................      --      (3,571)           --       --           --
Contract maintenance charge.............................     (22)        (23)           (2)      (2)          --
Transfers among the sub-accounts and with the Fixed
 Account--net...........................................  (9,201)       (147)       (8,079)     (30)       8,181
Adjustment to net assets allocated to contract in payout
 period.................................................      --          --            --       --           --
                                                          -------     -------      -------   ------       ------
Increase (decrease) in net assets from contract
 transactions...........................................  (9,091)     (3,705)       (7,859)      40        8,223
                                                          -------     -------      -------   ------       ------
INCREASE (DECREASE) IN NET ASSETS.......................  (2,734)      1,928        (7,482)   1,090        7,813
NET ASSETS AT BEGINNING OF PERIOD.......................  23,931      22,003         7,482    6,392           --
                                                          -------     -------      -------   ------       ------
NET ASSETS AT END OF PERIOD............................. $21,197     $23,931       $    --   $7,482       $7,813
                                                          =======     =======      =======   ======       ======
UNITS OUTSTANDING
    Units outstanding at beginning of period............     593         698           522      519           --
       Units issued.....................................       3           1            15        5          823
       Units redeemed...................................    (196)       (106)         (537)      (2)          --
                                                          -------     -------      -------   ------       ------
    Units outstanding at end of period..................     400         593            --      522          823
                                                          =======     =======      =======   ======       ======

--------
(i)For the period beginning January 1, 2007 and ended April 30, 2007
(m)On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Partners Variable Fundamental Value
(n)For the period beginning May 1, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                             Legg Mason
                                          Partners Variable
                                          Portfolios I, Inc      Lord Abbett Series Fund   Lord Abbett Series Fund
                                            Sub-Account                Sub-Account               Sub-Account
                                          --------------------  ------------------------  ------------------------
                                          Legg Mason Variable
                                          Investors Portfolio I         All Value              Bond-Debenture
                                          --------------------  ------------------------  ------------------------
                                            2007       2006         2007         2006         2007         2006
                                           -------     ------   -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (25)    $   16    $  (179,380) $  (130,299) $ 1,930,583  $ 1,517,392
Net realized gains (losses)..............     307        242        987,631      639,158      237,322       22,402
Change in unrealized gains (losses)......     (65)     1,086        (48,028)     918,165     (490,966)     474,598
                                           -------     ------   -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     217      1,344        760,223    1,427,024    1,676,939    2,014,392
                                           -------     ------   -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................     308         84      1,170,345    3,364,589    6,377,311   12,145,593
Benefit payments.........................      --         --       (152,281)    (105,446)    (578,215)    (550,045)
Payments on termination..................      --         --     (1,034,986)    (779,727)  (2,518,942)  (1,595,456)
Contract maintenance charge..............      (2)        (2)       (36,088)     (28,385)    (113,137)     (61,694)
Transfers among the sub-accounts and
 with the Fixed Account--net.............      88        (47)       (61,280)   1,993,871    2,791,571    4,330,037
Adjustment to net assets allocated to
 contract in payout period...............      --         --             --           --           --           --
                                           -------     ------   -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................     394         35       (114,290)   4,444,902    5,958,588   14,268,435
                                           -------     ------   -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................     611      1,379        645,933    5,871,926    7,635,527   16,282,827
NET ASSETS AT BEGINNING OF
 PERIOD..................................   9,493      8,114     14,733,944    8,862,018   34,209,459   17,926,632
                                           -------     ------   -----------  -----------  -----------  -----------
NET ASSETS AT END OF PERIOD.............. $10,104     $9,493    $15,379,877  $14,733,944  $41,844,986  $34,209,459
                                           =======     ======   ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     710        707      1,138,401      772,490    3,076,508    1,734,902
       Units issued......................      29          7        238,572      711,269    1,284,971    2,088,836
       Units redeemed....................      --         (4)      (245,196)    (345,358)    (762,369)    (747,230)
                                           -------     ------   -----------  -----------  -----------  -----------
    Units outstanding at end of period...     739        710      1,131,777    1,138,401    3,599,110    3,076,508
                                           =======     ======   ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                    Lord Abbett Series Fund   Lord Abbett Series Fund   Lord Abbett Series Fund
                                          Sub-Account               Sub-Account               Sub-Account
                                   ------------------------  ------------------------  ------------------------
                                       Growth and Income       Growth Opportunities          Mid-Cap Value
                                   ------------------------  ------------------------  ------------------------
                                       2007         2006         2007         2006         2007         2006
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $  (145,347) $    (5,844) $  (284,548) $  (138,881) $  (650,317) $  (501,302)
Net realized gains (losses).......   3,957,643    1,572,156    2,108,329      197,879    7,503,990    4,203,184
Change in unrealized gains
 (losses).........................  (3,004,609)   3,119,252    1,237,111      507,504   (7,453,554)   1,084,451
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from operations..................     807,687    4,685,564    3,060,892      566,502     (599,881)   4,786,333
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................   5,688,392   12,025,935    4,548,894    5,985,673    3,600,279   15,810,164
Benefit payments..................  (1,138,429)    (681,452)    (267,892)     (76,682)    (549,574)    (636,683)
Payments on termination...........  (2,650,348)  (1,767,363)    (872,278)    (468,617)  (3,266,531)  (2,482,134)
Contract maintenance charge.......    (139,396)     (82,833)     (51,206)     (18,050)    (151,059)    (106,100)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.....................   4,818,061    5,484,554    1,493,866    1,799,852      777,826   (1,534,671)
Adjustment to net assets allocated
 to contract in payout period.....          --           --           --           --           --           --
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions.......   6,578,280   14,978,841    4,851,384    7,222,176      410,941   11,050,576
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS.......................   7,385,967   19,664,405    7,912,276    7,788,678     (188,940)  15,836,909
NET ASSETS AT BEGINNING
 OF PERIOD........................  43,120,042   23,455,637   13,056,701    5,268,023   52,335,760   36,498,851
                                   -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD........................... $50,506,009  $43,120,042  $20,968,977  $13,056,701  $52,146,820  $52,335,760
                                   ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   3,372,287    2,117,372    1,071,541      459,246    3,997,420    3,078,923
       Units issued...............   1,228,738    1,917,098      664,271      825,437      953,620    2,332,249
       Units redeemed.............    (722,392)    (662,183)    (292,979)    (213,142)    (927,367)  (1,413,752)
                                   -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period.......................   3,878,633    3,372,287    1,442,833    1,071,541    4,023,673    3,997,420
                                   ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               MFS Variable           MFS Variable           MFS Variable
                                              Insurance Trust        Insurance Trust        Insurance Trust
                                                Sub-Account            Sub-Account            Sub-Account
                                          ----------------------  --------------------  ----------------------
                                            MFS Emerging Growth      MFS High Income      MFS Investors Trust
                                          ----------------------  --------------------  ----------------------
                                             2007        2006        2007       2006       2007        2006
                                          ----------  ----------  ---------  ---------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (26,649) $  (33,618) $  40,794  $  50,564  $  (16,903) $  (29,859)
Net realized gains (losses)..............   (159,073)   (259,158)     2,662      8,549     193,258     101,372
Change in unrealized gains (losses)......    526,788     431,639    (41,832)     7,209     117,739     317,706
                                          ----------  ----------  ---------  ---------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................    341,066     138,863      1,624     66,322     294,094     389,219
                                          ----------  ----------  ---------  ---------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      3,020      15,325      2,244      4,978      16,343      29,725
Benefit payments.........................    (54,799)    (16,256)    (7,057)    (4,015)    (41,224)    (13,328)
Payments on termination..................   (634,863)   (491,839)  (114,615)  (195,798)   (411,359)   (572,481)
Contract maintenance charge..............     (1,160)     (1,525)      (369)      (397)     (1,824)     (2,060)
Transfers among the sub-accounts and with
 the Fixed Account--net..................   (126,587)    (93,818)   115,155    (11,447)   (178,120)   (111,852)
Adjustment to net assets allocated to
 contract in payout period...............         --          --         --         --          --          --
                                          ----------  ----------  ---------  ---------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   (814,389)   (588,113)    (4,642)  (206,679)   (616,184)   (669,996)
                                          ----------  ----------  ---------  ---------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (473,323)   (449,250)    (3,018)  (140,357)   (322,090)   (280,777)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  2,191,761   2,641,011    732,351    872,708   3,493,026   3,773,803
                                          ----------  ----------  ---------  ---------  ----------  ----------
NET ASSETS AT END OF PERIOD.............. $1,718,438  $2,191,761  $ 729,333  $ 732,351  $3,170,936  $3,493,026
                                          ==========  ==========  =========  =========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    246,730     318,584     55,932     72,676     333,637     401,229
       Units issued......................     10,906      13,153     11,652      5,578       6,389      12,017
       Units redeemed....................    (99,233)    (85,007)   (12,158)   (22,322)    (61,572)    (79,609)
                                          ----------  ----------  ---------  ---------  ----------  ----------
    Units outstanding at end of period...    158,403     246,730     55,426     55,932     278,454     333,637
                                          ==========  ==========  =========  =========  ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               MFS Variable            MFS Variable            MFS Variable
                                              Insurance Trust         Insurance Trust         Insurance Trust
                                                Sub-Account             Sub-Account             Sub-Account
                                          ----------------------  ----------------------  ----------------------
                                             MFS New Discovery         MFS Research          MFS Research Bond
                                          ----------------------  ----------------------  ----------------------
                                             2007        2006        2007        2006        2007        2006
                                          ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (44,114) $  (45,777) $   (9,913) $  (14,826) $   49,769  $   77,892
Net realized gains (losses)..............    376,517     174,813      17,597     (42,889)     (7,421)     (1,011)
Change in unrealized gains (losses)......   (268,786)    255,446     131,336     185,994      23,280     (12,881)
                                          ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................     63,617     384,482     139,020     128,279      65,628      64,000
                                          ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................     31,910      53,029       1,800       1,750      20,339      25,378
Benefit payments.........................    (28,255)    (78,993)         --     (49,962)    (12,675)     (2,178)
Payments on termination..................   (501,715)   (427,155)   (316,122)   (350,871)   (367,441)   (440,158)
Contract maintenance charge..............     (2,472)     (2,861)       (508)       (660)     (1,285)     (1,438)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     82,518     (42,283)    (60,800)    (62,365)     11,329    (152,889)
Adjustment to net assets allocated to
 contract in payout period...............         --          --          --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   (418,014)   (498,263)   (375,630)   (462,108)   (349,733)   (571,285)
                                          ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (354,397)   (113,781)   (236,610)   (333,829)   (284,105)   (507,285)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  3,434,323   3,548,104   1,421,392   1,755,221   2,489,412   2,996,697
                                          ----------  ----------  ----------  ----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $3,079,926  $3,434,323  $1,184,782  $1,421,392  $2,205,307  $2,489,412
                                          ==========  ==========  ==========  ==========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    225,646     261,050     151,782     205,229     173,049     213,972
       Units issued......................     23,093      28,546         579      13,649       8,673       7,263
       Units redeemed....................    (49,277)    (63,950)    (37,771)    (67,096)    (32,658)    (48,186)
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Units outstanding at end of period...    199,462     225,646     114,590     151,782     149,064     173,049
                                          ==========  ==========  ==========  ==========  ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                      MFS Variable     MFS Variable Insurance MFS Variable Insurance
                                                    Insurance Trust    Trust (Service Class)  Trust (Service Class)
                                                      Sub-Account          Sub-Account            Sub-Account
                                                  -------------------  ---------------------  ---------------------
                                                                           MFS Emerging          MFS Investors
                                                     MFS Utilities     Growth (Service Class) Trust (Service Class)
                                                  -------------------  ---------------------  ---------------------
                                                     2007      2006       2007       2006        2007       2006
                                                  ---------  --------  ---------   --------   ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $  (1,730) $    981  $  (8,871)  $ (9,657)  $  (7,283)  $ (9,498)
Net realized gains (losses)......................    68,526    18,900     40,766     19,308      56,057     16,964
Change in unrealized gains (losses)..............    23,530    49,521     65,494     21,182      12,876     69,692
                                                  ---------  --------  ---------   --------   ---------   --------
Increase (decrease) in net assets from
 operations......................................    90,326    69,402     97,389     30,833      61,650     77,158
                                                  ---------  --------  ---------   --------   ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................       500        --         34     14,414         400      4,400
Benefit payments.................................        --        --     (4,888)        --          --         --
Payments on termination..........................  (143,429)  (29,293)   (79,554)   (49,150)   (142,726)   (56,694)
Contract maintenance charge......................       (95)      (70)      (120)      (169)       (235)      (270)
Transfers among the sub-accounts and with the
 Fixed Account--net..............................   144,578   136,852    (46,321)   (60,926)     (2,577)     1,464
Adjustment to net assets allocated to contract in
 payout period...................................        --        --         --         --          --         --
                                                  ---------  --------  ---------   --------   ---------   --------
Increase (decrease) in net assets from contract
 transactions....................................     1,554   107,489   (130,849)   (95,831)   (145,138)   (51,100)
                                                  ---------  --------  ---------   --------   ---------   --------
INCREASE (DECREASE) IN NET ASSETS................    91,880   176,891    (33,460)   (64,998)    (83,488)    26,058
NET ASSETS AT BEGINNING OF
 PERIOD..........................................   350,317   173,426    568,991    633,989     759,285    733,227
                                                  ---------  --------  ---------   --------   ---------   --------
NET ASSETS AT END OF PERIOD...................... $ 442,197  $350,317  $ 535,531   $568,991   $ 675,797   $759,285
                                                  =========  ========  =========   ========   =========   ========
UNITS OUTSTANDING
    Units outstanding at beginning of period.....    19,718    12,639     65,732     77,772      71,783     76,944
       Units issued..............................     7,198     9,021      1,372      2,530       4,498        891
       Units redeemed............................    (7,280)   (1,942)   (14,795)   (14,570)    (17,148)    (6,052)
                                                  ---------  --------  ---------   --------   ---------   --------
    Units outstanding at end of period...........    19,636    19,718     52,309     65,732      59,133     71,783
                                                  =========  ========  =========   ========   =========   ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          MFS Variable Insurance    MFS Variable Insurance MFS Variable Insurance
                                           Trust (Service Class)    Trust (Service Class)   Trust (Service Class)
                                                Sub-Account             Sub-Account              Sub-Account
                                          ------------------------  ---------------------  ----------------------
                                                  MFS New              MFS Research             MFS Utilities
                                          Discovery (Service Class)   (Service Class)          (Service Class)
                                          ------------------------  ---------------------  ----------------------
                                             2007         2006        2007        2006        2007        2006
                                          ----------   ----------    --------   --------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (12,462)  $  (16,450)  $ (4,992)   $ (5,289)  $  (14,699) $    5,182
Net realized gains (losses)..............    183,723       48,438     22,768       6,257      251,477      82,715
Change in unrealized gains (losses)......   (154,066)      82,394     32,952      35,054      213,263     297,293
                                          ----------   ----------    --------   --------   ----------  ----------
Increase (decrease) in net assets from
 operations..............................     17,195      114,382     50,728      36,022      450,041     385,190
                                          ----------   ----------    --------   --------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................        446          415         --       4,000        6,200       1,200
Benefit payments.........................     (6,985)      (6,761)   (36,008)     (9,900)    (111,437)     (5,981)
Payments on termination..................    (41,852)     (31,226)   (24,502)     (4,734)     (74,658)    (39,313)
Contract maintenance charge..............       (137)        (161)      (105)       (131)        (166)       (152)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   (313,996)     (67,256)     2,381        (642)      89,825      21,629
Adjustment to net assets allocated to
 contract in payout period...............         --           --         --          --           --          --
                                          ----------   ----------    --------   --------   ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   (362,524)    (104,989)   (58,234)    (11,407)     (90,236)    (22,617)
                                          ----------   ----------    --------   --------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (345,329)       9,393     (7,506)     24,615      359,805     362,573
NET ASSETS AT BEGINNING OF
 PERIOD..................................  1,084,212    1,074,819    463,747     439,132    1,714,985   1,352,412
                                          ----------   ----------    --------   --------   ----------  ----------
NET ASSETS AT END OF PERIOD.............. $  738,883   $1,084,212   $456,241    $463,747   $2,074,790  $1,714,985
                                          ==========   ==========    ========   ========   ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    105,850      116,499     46,017      47,123      100,259     102,036
       Units issued......................      4,994        2,953      6,150       1,866       23,765       3,019
       Units redeemed....................    (39,686)     (13,602)   (11,447)     (2,972)     (27,759)     (4,796)
                                          ----------   ----------    --------   --------   ----------  ----------
    Units outstanding at end of period...     71,158      105,850     40,720      46,017       96,265     100,259
                                          ==========   ==========    ========   ========   ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                       Morgan Stanley Variable     Morgan Stanley Variable      Morgan Stanley Variable
                                          Investment Series           Investment Series            Investment Series
                                             Sub-Account                 Sub-Account                  Sub-Account
                                      ------------------------  ----------------------------  ---------------------------
                                          Aggressive Equity            Dividend Growth                   Equity
                                      ------------------------  ----------------------------  ---------------------------
                                          2007         2006          2007           2006          2007           2006
                                      -----------  -----------  -------------  -------------  ------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $  (393,588) $  (473,300) $    (714,983) $    (194,645) $ (2,972,564) $  (5,578,912)
Net realized gains (losses)..........   2,001,915      953,662     31,684,179     34,762,181     1,961,555    (14,893,745)
Change in unrealized gains
 (losses)............................   2,806,423    1,405,224    (17,627,307)     7,154,714    56,773,361     28,636,442
                                      -----------  -----------  -------------  -------------  ------------  -------------
Increase (decrease) in net assets
 from operations.....................   4,414,750    1,885,586     13,341,889     41,722,250    55,762,352      8,163,785
                                      -----------  -----------  -------------  -------------  ------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................       3,223        7,829        158,175        149,457        93,682         88,299
Benefit payments.....................    (483,337)    (611,392)   (15,126,717)   (17,611,190)   (9,663,610)   (11,322,755)
Payments on termination..............  (6,879,110)  (7,667,273)   (79,545,799)  (103,692,637)  (68,641,545)   (84,430,736)
Contract maintenance charge..........     (15,530)     (20,317)      (194,143)      (253,499)     (162,984)      (209,754)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................  (1,592,030)     181,198    (14,496,842)   (26,332,358)  (15,009,676)   (20,497,074)
Adjustment to net assets allocated
 to contract in payout period........          --           --             --             --            --             --
                                      -----------  -----------  -------------  -------------  ------------  -------------
Increase (decrease) in net assets
 from contract transactions..........  (8,966,784)  (8,109,955)  (109,205,326)  (147,740,227)  (93,384,133)  (116,372,020)
                                      -----------  -----------  -------------  -------------  ------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS..........................  (4,552,034)  (6,224,369)   (95,863,437)  (106,017,977)  (37,621,781)  (108,208,235)
NET ASSETS AT BEGINNING
 OF PERIOD...........................  28,821,262   35,045,631    439,540,679    545,558,656   351,734,403    459,942,638
                                      -----------  -----------  -------------  -------------  ------------  -------------
NET ASSETS AT END OF
 PERIOD.............................. $24,269,228  $28,821,262  $ 343,677,242  $ 439,540,679  $314,112,622  $ 351,734,403
                                      ===========  ===========  =============  =============  ============  =============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................   2,251,696    2,887,419     13,870,277     18,423,901    10,129,991     13,231,478
       Units issued..................     142,524      356,447        711,025        875,567       544,305        696,111
       Units redeemed................    (787,352)    (992,170)    (3,886,584)    (5,429,191)   (2,773,731)    (3,797,598)
                                      -----------  -----------  -------------  -------------  ------------  -------------
    Units outstanding at end of
     period..........................   1,606,868    2,251,696     10,694,718     13,870,277     7,900,565     10,129,991
                                      ===========  ===========  =============  =============  ============  =============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         Morgan Stanley Variable    Morgan Stanley Variable    Morgan Stanley Variable
                                            Investment Series          Investment Series          Investment Series
                                               Sub-Account                Sub-Account                Sub-Account
                                       --------------------------  ------------------------  --------------------------
                                                European                    Global                 Global Dividend
                                                 Growth                    Advantage                   Growth
                                       --------------------------  ------------------------  --------------------------
                                           2007          2006          2007         2006         2007          2006
                                       ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).......... $    303,775  $    417,502  $   (85,763) $  (111,076) $    717,665  $    962,856
Net realized gains (losses)...........   12,048,509     9,504,835    1,228,588      241,239    25,605,213    12,757,212
Change in unrealized gains
 (losses).............................    4,194,483    23,298,391      989,819    2,401,932   (17,790,510)   15,206,142
                                       ------------  ------------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets from
 operations...........................   16,546,767    33,220,728    2,132,644    2,532,095     8,532,368    28,926,210
                                       ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..............................       68,577        81,754        1,854        1,330        85,652       131,666
Benefit payments......................   (3,609,227)   (3,886,315)    (735,163)    (435,918)   (4,266,379)   (5,768,065)
Payments on termination...............  (24,615,017)  (29,320,390)  (3,726,068)  (3,852,317)  (29,587,176)  (35,074,220)
Contract maintenance charge...........      (56,106)      (66,528)      (7,836)      (9,582)      (62,767)      (76,085)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................   (1,878,160)   (3,493,874)     (51,279)    (277,265)   (2,621,915)   (3,659,441)
Adjustment to net assets allocated to
 contract in payout period............           --            --           --           --            --            --
                                       ------------  ------------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions................  (30,089,933)  (36,685,353)  (4,518,492)  (4,573,752)  (36,452,585)  (44,446,145)
                                       ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS...............................  (13,543,166)   (3,464,625)  (2,385,848)  (2,041,657)  (27,920,217)  (15,519,935)
NET ASSETS AT BEGINNING
 OF PERIOD............................  131,420,105   134,884,730   15,727,786   17,769,443   154,443,261   169,963,196
                                       ------------  ------------  -----------  -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD............................... $117,876,939  $131,420,105  $13,341,938  $15,727,786  $126,523,044  $154,443,261
                                       ============  ============  ===========  ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................    3,921,327     5,072,356    1,555,728    2,048,111     6,386,812     8,403,349
       Units issued...................      305,118       290,117      168,485      170,530       401,029       611,588
       Units redeemed.................   (1,086,736)   (1,441,146)    (582,996)    (662,913)   (1,776,852)   (2,628,125)
                                       ------------  ------------  -----------  -----------  ------------  ------------
    Units outstanding at end of
     period...........................    3,139,709     3,921,327    1,141,217    1,555,728     5,010,989     6,386,812
                                       ============  ============  ===========  ===========  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                    Morgan Stanley
                                                                                                       Variable
                                                 Morgan Stanley Variable   Morgan Stanley Variable    Investment
                                                    Investment Series         Investment Series         Series
                                                       Sub-Account               Sub-Account         Sub-Account
                                                ------------------------  ------------------------  --------------
                                                                                   Income
                                                       High Yield                  Builder           Information
                                                ------------------------  ------------------------  --------------
                                                    2007         2006         2007         2006       2006 (ag)
                                                -----------  -----------  -----------  -----------  --------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)................... $ 1,234,507  $ 1,667,077  $   388,395  $   404,989   $   (18,164)
Net realized gains (losses)....................  (3,977,103)  (5,213,819)   3,195,823    1,342,172        26,231
Change in unrealized gains (losses)............   3,426,054    5,704,225   (2,917,413)   2,260,939      (174,048)
                                                -----------  -----------  -----------  -----------   -----------
Increase (decrease) in net assets from
 operations....................................     683,458    2,157,483      666,805    4,008,100      (165,981)
                                                -----------  -----------  -----------  -----------   -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.......................................       6,006       25,076       14,838       19,027         3,003
Benefit payments...............................  (1,184,492)  (1,121,071)    (561,291)  (1,154,484)      (36,961)
Payments on termination........................  (4,332,205)  (5,810,878)  (6,791,108)  (8,185,181)     (221,267)
Contract maintenance charge....................     (15,000)     (19,275)     (12,483)     (15,597)         (780)
Transfers among the sub-accounts and with the
 Fixed Account--net............................  (1,063,505)  (2,411,229)      92,145      991,258    (2,510,401)
Adjustment to net assets allocated to contract
 in payout period..............................          --           --           --           --            --
                                                -----------  -----------  -----------  -----------   -----------
Increase (decrease) in net assets from contract
 transactions..................................  (6,589,196)  (9,337,377)  (7,257,899)  (8,344,977)   (2,766,406)
                                                -----------  -----------  -----------  -----------   -----------
INCREASE (DECREASE) IN NET
 ASSETS........................................  (5,905,738)  (7,179,894)  (6,591,094)  (4,336,877)   (2,932,387)
NET ASSETS AT BEGINNING OF
 PERIOD........................................  26,456,357   33,636,251   32,763,899   37,100,776     2,932,387
                                                -----------  -----------  -----------  -----------   -----------
NET ASSETS AT END OF PERIOD.................... $20,550,619  $26,456,357  $26,172,805  $32,763,899   $        --
                                                ===========  ===========  ===========  ===========   ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period....................................   2,214,697    2,985,855    1,892,946    2,399,004       619,357
       Units issued............................     195,674      194,148      146,040      281,739        72,085
       Units redeemed..........................    (725,675)    (965,306)    (555,757)    (787,797)     (691,442)
                                                -----------  -----------  -----------  -----------   -----------
    Units outstanding at end of period.........   1,684,696    2,214,697    1,483,229    1,892,946            --
                                                ===========  ===========  ===========  ===========   ===========

--------
(ag)For the period beginning January 1, 2006, and ending June 23, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                        Morgan Stanley Variable    Morgan Stanley Variable     Morgan Stanley Variable
                                           Investment Series          Investment Series           Investment Series
                                              Sub-Account                Sub-Account                 Sub-Account
                                       ------------------------  --------------------------  --------------------------
                                                Limited                                            Quality Income
                                               Duration                 Money Market                    Plus
                                       ------------------------  --------------------------  --------------------------
                                           2007         2006         2007          2006          2007          2006
                                       -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).......... $ 1,067,062  $ 1,180,617  $  3,864,808  $  4,118,902  $  6,163,966  $  7,177,663
Net realized gains (losses)...........    (467,420)    (595,568)           --            --      (164,034)   (1,418,560)
Change in unrealized gains
 (losses).............................    (132,995)     398,998            --            --       897,473     1,029,568
                                       -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations...........................     466,647      984,047     3,864,808     4,118,902     6,897,405     6,788,671
                                       -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..............................      19,354       25,820        65,543       169,174        51,207        86,339
Benefit payments......................    (957,344)  (1,165,512)   (9,381,998)  (11,900,489)   (7,086,265)   (8,176,248)
Payments on termination...............  (8,064,661)  (9,882,177)  (53,136,743)  (57,654,294)  (30,961,784)  (37,661,706)
Contract maintenance charge...........     (11,872)     (15,587)      (48,797)      (61,080)      (58,999)      (77,418)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................     933,105    1,816,067    38,010,614    55,568,304     5,391,772    (9,661,452)
Adjustment to net assets allocated to
 contract in payout period............          --           --            --            --            --            --
                                       -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions................  (8,081,418)  (9,221,389)  (24,491,381)  (13,878,385)  (32,664,069)  (55,490,485)
                                       -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS...............................  (7,614,771)  (8,237,342)  (20,626,573)   (9,759,483)  (25,766,664)  (48,701,814)
NET ASSETS AT BEGINNING
 OF PERIOD............................  32,271,153   40,508,495   124,279,183   134,038,666   170,943,218   219,645,032
                                       -----------  -----------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD............................... $24,656,382  $32,271,153  $103,652,610  $124,279,183  $145,176,554  $170,943,218
                                       ===========  ===========  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................   2,750,259    3,544,809     8,633,808     9,493,953     7,369,620     9,928,902
       Units issued...................     354,237      606,896     5,564,392     7,636,903       986,769       655,636
       Units redeemed.................  (1,033,073)  (1,401,446)   (7,305,076)   (8,497,048)   (2,210,393)   (3,214,918)
                                       -----------  -----------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period...........................   2,071,423    2,750,259     6,893,124     8,633,808     6,145,996     7,369,620
                                       ===========  ===========  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                        Morgan Stanley Variable     Morgan Stanley Variable     Morgan Stanley Variable
                                           Investment Series           Investment Series           Investment Series
                                              Sub-Account                 Sub-Account                 Sub-Account
                                      --------------------------  --------------------------  --------------------------
                                             S&P 500 Index                Strategist                   Utilities
                                      --------------------------  --------------------------  --------------------------
                                          2007          2006          2007          2006          2007          2006
                                      ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $    212,570  $    142,206  $  2,986,996  $  3,038,735  $    594,663  $    883,493
Net realized gains (losses)..........    5,228,472     4,617,543    28,981,564    25,722,573    20,614,867     3,196,079
Change in unrealized gains
 (losses)............................   (2,463,055)    6,279,572   (16,031,151)    3,440,853     1,359,484    18,557,451
                                      ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations.....................    2,977,987    11,039,321    15,937,409    32,202,161    22,569,014    22,637,023
                                      ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................       24,168       101,505       129,464       117,638        59,555        69,838
Benefit payments.....................   (2,211,458)   (2,400,915)   (8,079,336)   (7,419,152)   (4,038,711)   (5,558,120)
Payments on termination..............  (16,276,013)  (23,044,197)  (41,007,189)  (50,505,900)  (25,753,928)  (23,863,272)
Contract maintenance charge..........      (34,443)      (45,155)      (84,944)     (107,048)      (52,825)      (63,075)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................   (1,733,571)   (4,431,405)   (4,308,487)   (3,853,030)   (1,668,265)   (4,880,078)
Adjustment to net assets allocated to
 contract in payout period...........           --            --            --            --            --            --
                                      ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions..........  (20,231,317)  (29,820,167)  (53,350,492)  (61,767,492)  (31,454,174)  (34,294,707)
                                      ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS..........................  (17,253,330)  (18,780,846)  (37,413,083)  (29,565,331)   (8,885,160)  (11,657,684)
NET ASSETS AT BEGINNING
 OF PERIOD...........................   77,960,121    96,740,967   241,744,152   271,309,483   132,186,466   143,844,150
                                      ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD.............................. $ 60,706,791  $ 77,960,121  $204,331,069  $241,744,152  $123,301,306  $132,186,466
                                      ============  ============  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................    6,425,180     9,062,575     8,247,845    10,340,403     5,184,390     6,612,354
       Units issued..................      558,538       711,248       537,819       562,314       338,157       434,126
       Units redeemed................   (2,147,245)   (3,348,643)   (2,229,762)   (2,654,872)   (1,357,652)   (1,862,090)
                                      ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period..........................    4,836,473     6,425,180     6,555,902     8,247,845     4,164,895     5,184,390
                                      ============  ============  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                            Morgan Stanley             Morgan Stanley              Morgan Stanley
                                          Variable Investment        Variable Investment         Variable Investment
                                        Series (Class Y Shares)    Series (Class Y Shares)     Series (Class Y Shares)
                                              Sub-Account                Sub-Account                 Sub-Account
                                       ------------------------  --------------------------  --------------------------
                                              Aggressive
                                                Equity                 Dividend Growth                 Equity
                                           (Class Y Shares)           (Class Y Shares)            (Class Y Shares)
                                       ------------------------  --------------------------  --------------------------
                                           2007         2006         2007          2006          2007          2006
                                       -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).......... $  (515,166) $  (517,455) $   (919,308) $   (765,839) $ (1,749,882) $ (1,953,997)
Net realized gains (losses)...........   3,007,948    1,170,960     6,288,953     3,428,806     6,909,177     2,712,236
Change in unrealized gains
 (losses).............................   2,238,906      982,649    (2,220,495)    8,259,746    12,232,408     1,444,336
                                       -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations...........................   4,731,688    1,636,154     3,149,150    10,922,713    17,391,703     2,202,575
                                       -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..............................      53,639      435,406       584,596     1,374,178       252,476     3,813,370
Benefit payments......................    (526,047)    (163,210)   (2,202,152)   (1,990,244)   (1,785,218)   (1,384,532)
Payments on termination...............  (5,179,925)  (2,381,447)  (15,832,046)  (10,252,569)  (15,870,128)   (9,142,207)
Contract maintenance charge...........     (28,737)     (31,527)     (145,724)     (158,275)     (192,522)     (188,122)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................  (1,443,408)   2,369,404    (5,460,633)   (6,438,134)   (6,714,618)   (4,398,846)
Adjustment to net assets allocated to
 contract in payout period............          --           --            --            --            --            --
                                       -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions................  (7,124,478)     228,626   (23,055,959)  (17,465,044)  (24,310,010)  (11,300,337)
                                       -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS...............................  (2,392,790)   1,864,780   (19,906,809)   (6,542,331)   (6,918,307)   (9,097,762)
NET ASSETS AT BEGINNING
 OF PERIOD............................  30,430,084   28,565,304   129,082,212   135,624,543   110,188,955   119,286,717
                                       -----------  -----------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD............................... $28,037,294  $30,430,084  $109,175,403  $129,082,212  $103,270,648  $110,188,955
                                       ===========  ===========  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................   2,987,465    2,998,642    10,200,997    11,696,485    10,777,314    12,194,766
       Units issued...................     271,204      542,561       517,411       701,960       573,399     1,314,193
       Units redeemed.................    (924,038)    (553,738)   (2,266,522)   (2,197,448)   (2,802,544)   (2,731,645)
                                       -----------  -----------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period...........................   2,334,631    2,987,465     8,451,886    10,200,997     8,548,169    10,777,314
                                       ===========  ===========  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         Morgan Stanley            Morgan Stanley             Morgan Stanley
                                      Variable Investment        Variable Investment       Variable Investment
                                    Series (Class Y Shares)    Series (Class Y Shares)   Series (Class Y Shares)
                                          Sub-Account                Sub-Account               Sub-Account
                                   -------------------------  ------------------------  -------------------------
                                                                       Global                     Global
                                        European Growth               Advantage              Dividend Growth
                                        (Class Y Shares)          (Class Y Shares)           (Class Y Shares)
                                   -------------------------  ------------------------  -------------------------
                                       2007          2006         2007         2006         2007          2006
                                   ------------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $   (133,528) $   (97,224) $  (113,839) $  (123,326) $    (22,578) $    35,401
Net realized gains (losses).......    4,606,744    1,685,261      724,951      289,235    11,838,868    4,391,432
Change in unrealized gains
 (losses).........................      938,815    8,437,348      808,110    1,383,493    (8,195,036)   7,970,462
                                   ------------  -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets
 from operations..................    5,412,031   10,025,385    1,419,222    1,549,402     3,621,254   12,397,295
                                   ------------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................       73,517      362,219       24,052       48,033       376,614    1,068,615
Benefit payments..................     (584,624)    (373,813)    (107,850)     (79,712)   (2,103,029)    (949,328)
Payments on termination...........   (7,717,201)  (3,038,802)  (1,494,283)  (1,081,403)   (7,967,742)  (5,789,882)
Contract maintenance charge.......      (51,341)     (55,102)     (13,101)     (13,782)     (103,444)    (103,282)
Transfers among the
 sub-accounts and with the
 Fixed Account--net...............   (2,063,633)    (847,759)    (361,549)    (269,052)   (3,218,264)  (3,187,496)
Adjustment to net assets
 allocated to contract in payout
 period...........................           --           --           --           --            --           --
                                   ------------  -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets
 from contract transactions.......  (10,343,282)  (3,953,257)  (1,952,731)  (1,395,916)  (13,015,865)  (8,961,373)
                                   ------------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS.......................   (4,931,251)   6,072,128     (533,509)     153,486    (9,394,611)   3,435,922
NET ASSETS AT
 BEGINNING OF
 PERIOD...........................   44,439,273   38,367,145   10,540,924   10,387,438    72,766,591   69,330,669
                                   ------------  -----------  -----------  -----------  ------------  -----------
NET ASSETS AT END OF
 PERIOD........................... $ 39,508,022  $44,439,273  $10,007,415  $10,540,924  $ 63,371,980  $72,766,591
                                   ============  ===========  ===========  ===========  ============  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........    3,484,750    3,837,856    1,036,417    1,189,886     4,671,366    5,317,014
       Units issued...............      244,263      374,518       79,413       82,711       458,241      654,078
       Units redeemed.............   (1,022,985)    (727,624)    (258,351)    (236,180)   (1,268,138)  (1,299,726)
                                   ------------  -----------  -----------  -----------  ------------  -----------
    Units outstanding at end of
     period.......................    2,706,028    3,484,750      857,479    1,036,417     3,861,469    4,671,366
                                   ============  ===========  ===========  ===========  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                      Morgan Stanley
                                                                                                         Variable
                                                     Morgan Stanley             Morgan Stanley          Investment
                                                   Variable Investment       Variable Investment      Series (Class
                                                 Series (Class Y Shares)   Series (Class Y Shares)      Y Shares)
                                                       Sub-Account               Sub-Account           Sub-Account
                                                ------------------------  -------------------------  ----------------
                                                       High Yield               Income Builder         Information
                                                    (Class Y Shares)           (Class Y Shares)      (Class Y Shares)
                                                ------------------------  -------------------------  ----------------
                                                    2007         2006         2007          2006        2006 (ag)
                                                -----------  -----------  ------------  -----------  ----------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)................... $ 1,197,385  $ 1,542,533  $    297,646  $   283,775    $   (71,758)
Net realized gains (losses)....................    (173,930)    (341,073)    4,858,832    1,403,215        278,310
Change in unrealized gains (losses)............    (427,050)     864,928    (4,445,253)   3,184,816       (800,973)
                                                -----------  -----------  ------------  -----------    -----------
Increase (decrease) in net assets from
 operations....................................     596,405    2,066,388       711,225    4,871,806       (594,421)
                                                -----------  -----------  ------------  -----------    -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.......................................      22,539       52,338        22,249       49,140          5,920
Benefit payments...............................    (531,723)    (419,164)     (766,382)    (830,432)        (7,585)
Payments on termination........................  (4,802,938)  (3,423,915)   (7,930,293)  (4,946,457)      (181,359)
Contract maintenance charge....................     (55,345)     (65,084)      (30,339)     (32,689)        (3,750)
Transfers among the sub-accounts and with
 the Fixed Account--net........................  (1,264,245)  (2,791,591)   (2,333,399)     437,979     (8,254,968)
Adjustment to net assets allocated to contract
 in payout period..............................          --           --            --           --             --
                                                -----------  -----------  ------------  -----------    -----------
Increase (decrease) in net assets from contract
 transactions..................................  (6,631,712)  (6,647,416)  (11,038,164)  (5,322,459)    (8,441,742)
                                                -----------  -----------  ------------  -----------    -----------
INCREASE (DECREASE) IN NET
 ASSETS........................................  (6,035,307)  (4,581,028)  (10,326,939)    (450,653)    (9,036,163)
NET ASSETS AT BEGINNING OF
 PERIOD........................................  28,708,441   33,289,469    43,340,845   43,791,498      9,036,163
                                                -----------  -----------  ------------  -----------    -----------
NET ASSETS AT END OF PERIOD.................... $22,673,134  $28,708,441  $ 33,013,906  $43,340,845    $        --
                                                ===========  ===========  ============  ===========    ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period....................................   3,372,288    4,277,712     3,085,543    3,485,204      1,510,579
       Units issued............................     205,886      261,834       183,953      389,372         80,535
       Units redeemed..........................    (995,757)  (1,167,258)     (939,886)    (789,033)    (1,591,114)
                                                -----------  -----------  ------------  -----------    -----------
    Units outstanding at end of period.........   2,582,417    3,372,288     2,329,610    3,085,543             --
                                                ===========  ===========  ============  ===========    ===========

--------
(ag)For the period beginning January 1, 2006, and ending June 23, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                            Morgan Stanley              Morgan Stanley              Morgan Stanley
                                          Variable Investment         Variable Investment         Variable Investment
                                        Series (Class Y Shares)     Series (Class Y Shares)     Series (Class Y Shares)
                                              Sub-Account                 Sub-Account                 Sub-Account
                                      --------------------------  --------------------------  --------------------------
                                                Limited
                                               Duration                  Money Market             Quality Income Plus
                                           (Class Y Shares)            (Class Y Shares)            (Class Y Shares)
                                      --------------------------  --------------------------  --------------------------
                                          2007          2006          2007          2006          2007          2006
                                      ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $  3,388,076  $  3,156,858  $  2,866,133  $  2,588,165  $  6,736,001  $  6,590,161
Net realized gains (losses)..........   (1,120,866)   (1,121,945)           --            --      (105,580)     (478,815)
Change in unrealized gains
 (losses)............................   (1,107,504)      517,127            --            --     1,027,836       975,021
                                      ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations.....................    1,159,706     2,552,040     2,866,133     2,588,165     7,658,257     7,086,367
                                      ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................      119,727     2,568,238       262,900     6,711,630       786,438    17,407,665
Benefit payments.....................   (2,173,442)   (2,296,450)   (4,480,967)   (5,813,345)   (4,315,989)   (3,708,678)
Payments on termination..............  (14,494,922)  (10,947,308)  (42,489,587)  (20,455,783)  (23,117,489)  (13,480,028)
Contract maintenance charge..........     (173,213)     (200,450)     (279,819)     (268,209)     (416,869)     (373,629)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................    2,831,270    (1,590,795)   42,901,538    22,106,947     5,856,143     6,734,632
Adjustment to net assets allocated to
 contract in payout period...........           --            --            --            --            --            --
                                      ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions..........  (13,890,580)  (12,466,765)   (4,085,935)    2,281,240   (21,207,766)    6,579,962
                                      ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS..........................  (12,730,874)   (9,914,725)   (1,219,802)    4,869,405   (13,549,509)   13,666,329
NET ASSETS AT BEGINNING
 OF PERIOD...........................  110,354,650   120,269,375    99,057,805    94,188,400   205,029,703   191,363,374
                                      ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD.............................. $ 97,623,776  $110,354,650  $ 97,838,003  $ 99,057,805  $191,480,194  $205,029,703
                                      ============  ============  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................   10,388,311    11,553,240     9,657,515     9,419,749    16,995,769    16,193,915
       Units issued..................    1,173,329     1,693,913    10,643,759    11,308,939     1,963,354     3,649,488
       Units redeemed................   (2,482,174)   (2,858,842)  (11,030,153)  (11,071,173)   (3,674,798)   (2,847,634)
                                      ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period..........................    9,079,466    10,388,311     9,271,121     9,657,515    15,284,325    16,995,769
                                      ============  ============  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               Morgan Stanley              Morgan Stanley            Morgan Stanley
                                             Variable Investment        Variable Investment        Variable Investment
                                           Series (Class Y Shares)    Series (Class Y Shares)    Series (Class Y Shares)
                                                 Sub-Account                Sub-Account                Sub-Account
                                         --------------------------  -------------------------  ------------------------
                                                S&P 500 Index                Strategist                 Utilities
                                              (Class Y Shares)            (Class Y Shares)          (Class Y Shares)
                                         --------------------------  -------------------------  ------------------------
                                             2007          2006          2007          2006         2007         2006
                                         ------------  ------------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $   (266,810) $   (456,672) $    699,967  $   659,020  $   (35,255) $    43,043
Net realized gains (losses).............    8,764,840     4,963,028    12,012,148    9,105,903    5,503,598      611,145
Change in unrealized gains (losses).....   (2,985,194)   15,181,098    (6,661,222)   1,879,094      (55,600)   4,655,700
                                         ------------  ------------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations.............................    5,512,836    19,687,454     6,050,893   11,644,017    5,412,743    5,309,888
                                         ------------  ------------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      451,546     9,319,299       319,518    2,719,607       36,854       38,436
Benefit payments........................   (2,380,578)   (1,812,834)   (2,846,841)  (1,966,261)    (917,992)    (628,884)
Payments on termination.................  (20,361,108)  (16,745,815)  (13,932,444)  (8,126,688)  (6,270,041)  (2,594,871)
Contract maintenance charge.............     (286,500)     (290,984)     (109,815)    (104,758)     (26,524)     (28,207)
Transfers among the sub-accounts and
 with the Fixed Account--net............   (5,689,217)   (5,483,359)   (2,551,772)    (177,083)    (721,150)    (826,573)
Adjustment to net assets allocated to
 contract in payout period..............           --            --            --           --           --           --
                                         ------------  ------------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions..................  (28,265,857)  (15,013,693)  (19,121,354)  (7,655,183)  (7,898,853)  (4,040,099)
                                         ------------  ------------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS.................................  (22,753,021)    4,673,761   (13,070,461)   3,988,834   (2,486,110)   1,269,789
NET ASSETS AT BEGINNING OF
 PERIOD.................................  161,681,023   157,007,262    98,825,765   94,836,931   33,317,211   32,047,422
                                         ------------  ------------  ------------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD................................. $138,928,002  $161,681,023  $ 85,755,304  $98,825,765  $30,831,101  $33,317,211
                                         ============  ============  ============  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................   13,990,628    15,651,334     7,496,756    8,175,626    2,977,004    3,374,776
       Units issued.....................      824,445     1,635,053       553,462      874,831      313,996      237,136
       Units redeemed...................   (3,295,663)   (3,295,759)   (1,967,084)  (1,553,701)    (958,486)    (634,908)
                                         ------------  ------------  ------------  -----------  -----------  -----------
    Units outstanding at end of
     period.............................   11,519,410    13,990,628     6,083,134    7,496,756    2,332,514    2,977,004
                                         ============  ============  ============  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                  Neuberger & Berman  Neuberger & Berman
                                                  Advisors Management Advisors Management        Oppenheimer
                                                        Trust                Trust         Variable Account Funds
                                                     Sub-Account          Sub-Account            Sub-Account
                                                  -----------------   ------------------  ------------------------
                                                     AMT Mid-Cap                                 Oppenheimer
                                                        Growth           AMT Partners             Balanced
                                                  -----------------   ------------------  ------------------------
                                                    2007      2006      2007      2006        2007         2006
                                                  -------   --------  --------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $  (110)  $   (276) $ (1,360) $ (1,279) $    84,368  $    83,867
Net realized gains (losses)......................      62     (3,238)   18,889    21,220      822,559      650,932
Change in unrealized gains (losses)..............   1,359      5,536    (6,998)   (5,453)    (712,340)      43,740
                                                  -------   --------  --------  --------  -----------  -----------
Increase (decrease) in net assets from
 operations......................................   1,311      2,022    10,531    14,488      194,587      778,539
                                                  -------   --------  --------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................      --         --        --        --       25,498       41,650
Benefit payments.................................  (1,837)        --        --        --      (36,480)    (141,878)
Payments on termination..........................      --    (26,821)  (33,709)  (31,924)  (1,878,446)  (2,571,037)
Contract maintenance charge......................      (7)       (19)      (32)      (35)      (1,852)      (2,509)
Transfers among the sub-accounts and with the
 Fixed Account--net..............................      --         (1)    1,696       (34)    (461,660)    (485,595)
Adjustment to net assets allocated to contract in
 payout period...................................      --         --        --        --           --           --
                                                  -------   --------  --------  --------  -----------  -----------
Increase (decrease) in net assets from contract
 transactions....................................  (1,844)   (26,841)  (32,045)  (31,993)  (2,352,940)  (3,159,369)
                                                  -------   --------  --------  --------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..........................................    (533)   (24,819)  (21,514)  (17,505)  (2,158,353)  (2,380,830)
NET ASSETS AT BEGINNING OF
 PERIOD..........................................   6,818     31,637   141,701   159,206    8,116,498   10,497,328
                                                  -------   --------  --------  --------  -----------  -----------
NET ASSETS AT END OF PERIOD...................... $ 6,285   $  6,818  $120,187  $141,701  $ 5,958,145  $ 8,116,498
                                                  =======   ========  ========  ========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of period.....     432      2,259     9,201    11,420      582,617      807,868
       Units issued..............................     196         --       251        --       22,731       33,993
       Units redeemed............................    (297)    (1,827)   (2,199)   (2,219)    (187,088)    (259,244)
                                                  -------   --------  --------  --------  -----------  -----------
    Units outstanding at end of period...........     331        432     7,253     9,201      418,260      582,617
                                                  =======   ========  ========  ========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Oppenheimer              Oppenheimer              Oppenheimer
                                        Variable Account Funds   Variable Account Funds   Variable Account Funds
                                              Sub-Account              Sub-Account              Sub-Account
                                       ------------------------  ----------------------  ------------------------
                                              Oppenheimer                                       Oppenheimer
                                                Capital                Oppenheimer                Global
                                             Appreciation               Core Bond               Securities
                                       ------------------------  ----------------------  ------------------------
                                           2007         2006        2007        2006         2007         2006
                                       -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $  (136,308) $  (128,539) $  154,822  $  180,504  $     2,046  $   (34,932)
Net realized gains (losses)...........     561,461      111,094      (3,506)    (13,439)   1,255,328    1,253,882
Change in unrealized gains
 (losses).............................   1,006,009      829,438     (32,057)     (9,636)    (647,266)     579,562
                                       -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 operations...........................   1,431,162      811,993     119,259     157,429      610,108    1,798,512
                                       -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits..............................     127,221      164,250      35,931      29,680      144,922      114,637
Benefit payments......................    (244,600)     (75,415)     (8,318)    (12,669)     (78,122)     (42,487)
Payments on termination...............  (2,048,692)  (1,820,949)   (296,776)   (665,750)  (1,720,502)  (1,789,242)
Contract maintenance charge...........      (7,241)      (8,262)     (1,922)     (2,158)      (6,331)      (6,785)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................    (611,984)    (255,029)    (29,455)    (51,604)     451,825       47,518
Adjustment to net assets allocated to
 contract in payout period............          --           --          --          --           --           --
                                       -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions................  (2,785,296)  (1,995,405)   (300,540)   (702,501)  (1,208,208)  (1,676,359)
                                       -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (1,354,134)  (1,183,412)   (181,281)   (545,072)    (598,100)     122,153
NET ASSETS AT BEGINNING
 OF PERIOD............................  12,520,287   13,703,699   4,088,841   4,633,913   12,151,425   12,029,272
                                       -----------  -----------  ----------  ----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD............................... $11,166,153  $12,520,287  $3,907,560  $4,088,841  $11,553,325  $12,151,425
                                       ===========  ===========  ==========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................   1,170,736    1,367,640     294,833     347,149      635,242      731,408
       Units issued...................      80,995       63,147       9,616      10,399       87,170       67,680
       Units redeemed.................    (332,570)    (260,051)    (30,900)    (62,715)    (143,936)    (163,846)
                                       -----------  -----------  ----------  ----------  -----------  -----------
    Units outstanding at end of
     period...........................     919,161    1,170,736     273,549     294,833      578,476      635,242
                                       ===========  ===========  ==========  ==========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               Oppenheimer              Oppenheimer              Oppenheimer
                                         Variable Account Funds   Variable Account Funds   Variable Account Funds
                                               Sub-Account              Sub-Account              Sub-Account
                                         ----------------------  ------------------------  ----------------------
                                                                                                 Oppenheimer
                                                                                                 Main Street
                                               Oppenheimer              Oppenheimer               Small Cap
                                               High Income              Main Street                Growth
                                         ----------------------  ------------------------  ----------------------
                                            2007        2006         2007         2006        2007        2006
                                         ----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $  110,423  $  117,015  $   (26,406) $   (19,475) $  (44,194) $  (54,165)
Net realized gains (losses).............     (2,942)         88      540,449      269,673     446,972     421,204
Change in unrealized gains (losses).....   (129,578)     31,377     (258,165)     847,716    (480,753)    224,374
                                         ----------  ----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 operations.............................    (22,097)    148,480      255,878    1,097,914     (77,975)    591,413
                                         ----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................     10,381      21,473       21,842       31,131      64,387      41,088
Benefit payments........................    (16,222)       (656)     (94,324)    (150,690)     (8,127)    (94,810)
Payments on termination.................   (138,766)   (230,177)  (2,101,944)  (2,012,346)   (424,317)   (462,551)
Contract maintenance charge.............       (891)     (1,055)      (3,044)      (4,044)     (3,641)     (3,955)
Transfers among the sub-accounts and
 with the Fixed Account--net............      2,844     (12,566)    (178,121)     (70,768)   (296,390)    123,189
Adjustment to net assets allocated to
 contract in payout period..............         --          --           --           --          --          --
                                         ----------  ----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions..................   (142,654)   (222,981)  (2,355,591)  (2,206,717)   (668,088)   (397,039)
                                         ----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS.................................   (164,751)    (74,501)  (2,099,713)  (1,108,803)   (746,063)    194,374
NET ASSETS AT BEGINNING OF
 PERIOD.................................  1,907,988   1,982,489    8,285,507    9,394,310   4,715,826   4,521,452
                                         ----------  ----------  -----------  -----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD................................. $1,743,237  $1,907,988  $ 6,185,794  $ 8,285,507  $3,969,763  $4,715,826
                                         ==========  ==========  ===========  ===========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................    143,557     161,136      750,565      972,894     218,450     237,722
       Units issued.....................      5,903       6,620       23,220       60,367      10,110      30,899
       Units redeemed...................    (16,390)    (24,199)    (232,068)    (282,696)    (40,010)    (50,171)
                                         ----------  ----------  -----------  -----------  ----------  ----------
    Units outstanding at end of
     period.............................    133,070     143,557      541,717      750,565     188,550     218,450
                                         ==========  ==========  ===========  ===========  ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                Oppenheimer
                                             Oppenheimer              Oppenheimer         Variable Account Funds
                                       Variable Account Funds   Variable Account Funds    (Service Class ("SC"))
                                             Sub-Account              Sub-Account               Sub-Account
                                       ----------------------  ------------------------  ------------------------
                                             Oppenheimer              Oppenheimer               Oppenheimer
                                             MidCap Fund            Strategic Bond             Balanced (SC)
                                       ----------------------  ------------------------  ------------------------
                                          2007        2006         2007         2006         2007         2006
                                       ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).......... $  (33,706) $  (40,119) $   142,077  $   206,859  $   315,857  $   133,314
Net realized gains (losses)...........        645     (79,993)     192,203      134,319    3,808,906    2,244,461
Change in unrealized gains
 (losses).............................    148,582     153,661      178,334       42,276   (3,299,259)   1,248,274
                                       ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations...........................    115,521      33,549      512,614      383,454      825,504    3,626,049
                                       ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..............................      3,352       5,732       26,120       11,324      807,298    2,441,476
Benefit payments......................    (22,051)    (21,062)     (51,989)    (131,232)    (421,716)    (637,519)
Payments on termination...............   (462,282)   (411,606)  (1,622,296)  (1,521,032)  (4,102,444)  (2,611,389)
Contract maintenance charge...........       (802)     (1,065)      (1,527)      (1,855)    (129,454)    (129,797)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................   (184,018)    (47,918)   1,290,522      292,564       77,585     (526,728)
Adjustment to net assets allocated to
 contract in payout period............         --          --           --           --           --           --
                                       ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions................   (665,801)   (475,919)    (359,170)  (1,350,231)  (3,768,731)  (1,463,957)
                                       ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS...............................   (550,280)   (442,370)     153,444     (966,777)  (2,943,227)   2,162,092
NET ASSETS AT BEGINNING
 OF PERIOD............................  2,481,061   2,923,431    6,284,982    7,251,759   42,540,857   40,378,765
                                       ----------  ----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD............................... $1,930,781  $2,481,061  $ 6,438,426  $ 6,284,982  $39,597,630  $42,540,857
                                       ==========  ==========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................    289,697     350,547      426,219      518,883    2,694,373    2,790,521
       Units issued...................     11,155      15,938      132,635       56,846      245,052      501,502
       Units redeemed.................    (93,229)    (76,788)    (153,535)    (149,510)    (477,033)    (597,650)
                                       ----------  ----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period...........................    207,623     289,697      405,319      426,219    2,462,392    2,694,373
                                       ==========  ==========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Oppenheimer               Oppenheimer               Oppenheimer
                                    Variable Account Funds    Variable Account Funds    Variable Account Funds
                                    (Service Class ("SC"))    (Service Class ("SC"))    (Service Class ("SC"))
                                          Sub-Account               Sub-Account               Sub-Account
                                   ------------------------  ------------------------  ------------------------
                                          Oppenheimer                                         Oppenheimer
                                            Capital                 Oppenheimer                 Global
                                       Appreciation (SC)          Core Bond (SC)            Securities (SC)
                                   ------------------------  ------------------------  ------------------------
                                       2007         2006         2007         2006         2007         2006
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $(1,314,718) $(1,080,727) $ 1,187,088  $   143,575  $  (208,133) $  (313,459)
Net realized gains (losses).......   3,051,850    1,041,753       16,138      (41,041)   4,705,312    4,056,767
Change in unrealized gains
 (losses).........................   7,655,208    4,300,852        5,061      689,784   (2,584,644)   2,170,402
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from operations..................   9,392,340    4,261,878    1,208,287      792,318    1,912,535    5,913,710
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................   2,980,203   12,007,353   14,591,449   15,707,054    1,683,812    4,850,001
Benefit payments..................  (1,467,092)  (1,309,968)    (929,821)     (78,203)    (698,413)    (469,906)
Payments on termination...........  (6,966,552)  (5,530,625)  (2,654,664)    (877,570)  (4,309,268)  (2,412,621)
Contract maintenance charge.......    (254,761)    (225,536)    (131,269)     (26,840)    (112,155)    (106,662)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.....................  (2,095,152)   1,912,439   11,764,725   10,160,078    2,011,306      201,885
Adjustment to net assets allocated
 to contract in payout period.....          --           --           --           --           --           --
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions.......  (7,803,354)   6,853,663   22,640,420   24,884,519   (1,424,718)   2,062,697
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS.......................   1,588,986   11,115,541   23,848,707   25,676,837      487,817    7,976,407
NET ASSETS AT BEGINNING
 OF PERIOD........................  79,300,703   68,185,162   32,374,306    6,697,469   44,168,078   36,191,671
                                   -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD........................... $80,889,689  $79,300,703  $56,223,013  $32,374,306  $44,655,895  $44,168,078
                                   ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   5,620,805    5,122,406    3,076,290      657,772    2,040,446    1,930,885
       Units issued...............     794,632    1,982,787    2,993,517    3,155,439      621,776      702,441
       Units redeemed.............  (1,298,072)  (1,484,388)    (855,816)    (736,921)    (686,743)    (592,880)
                                   -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period.......................   5,117,365    5,620,805    5,213,991    3,076,290    1,975,479    2,040,446
                                   ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Oppenheimer                Oppenheimer                Oppenheimer
                                    Variable Account Funds     Variable Account Funds     Variable Account Funds
                                    (Service Class ("SC"))     (Service Class ("SC"))     (Service Class ("SC"))
                                          Sub-Account                Sub-Account                Sub-Account
                                   ------------------------  --------------------------  ------------------------
                                                                                                Oppenheimer
                                                                                                Main Street
                                          Oppenheimer                Oppenheimer                 Small Cap
                                       High Income (SC)           Main Street (SC)              Growth (SC)
                                   ------------------------  --------------------------  ------------------------
                                       2007         2006         2007          2006          2007         2006
                                   -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $ 2,136,432  $ 2,192,178  $   (927,991) $   (747,854) $  (795,629) $  (815,894)
Net realized gains (losses).......     (71,035)     (72,762)    4,678,520     2,005,354    4,295,191    3,080,780
Change in unrealized gains
 (losses).........................  (2,816,151)     706,477      (432,171)   11,585,942   (4,868,815)   3,632,966
                                   -----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from operations..................    (750,754)   2,825,893     3,318,358    12,843,442   (1,369,253)   5,897,852
                                   -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................   1,850,927    3,156,982     6,993,454    21,212,066    2,175,993    8,091,447
Benefit payments..................    (650,045)    (764,322)   (1,604,506)   (1,809,739)  (1,008,328)    (744,841)
Payments on termination...........  (4,933,368)  (3,221,752)  (10,982,662)   (6,555,943)  (4,573,513)  (2,776,580)
Contract maintenance charge.......    (137,464)    (139,294)     (388,903)     (317,967)    (187,611)    (167,373)
Transfers among the
 sub-accounts and with the
 Fixed Account--net...............     972,934      648,796    (1,111,461)    4,614,639   (1,742,459)   1,480,628
Adjustment to net assets
 allocated to contract in
 payout period....................          --           --            --            --           --           --
                                   -----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions.......  (2,897,016)    (319,590)   (7,094,078)   17,143,056   (5,335,918)   5,883,281
                                   -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS.......................  (3,647,770)   2,506,303    (3,775,720)   29,986,498   (6,705,171)  11,781,133
NET ASSETS AT
 BEGINNING OF
 PERIOD...........................  40,761,249   38,254,946   117,037,426    87,050,928   55,314,677   43,533,544
                                   -----------  -----------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD........................... $37,113,479  $40,761,249  $113,261,706  $117,037,426  $48,609,506  $55,314,677
                                   ===========  ===========  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   2,718,511    2,742,761     7,324,466     6,155,200    2,635,661    2,340,368
       Units issued...............     392,551      594,513     1,116,116     2,835,136      442,526    1,017,086
       Units redeemed.............    (585,302)    (618,763)   (1,527,518)   (1,665,870)    (692,505)    (721,793)
                                   -----------  -----------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period.......................   2,525,760    2,718,511     6,913,064     7,324,466    2,385,682    2,635,661
                                   ===========  ===========  ============  ============  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                Oppenheimer                Oppenheimer               PIMCO
                                          Variable Account Funds     Variable Account Funds    Advisors Variable
                                          (Service Class ("SC"))     (Service Class ("SC"))     Insurance Trust
                                                Sub-Account                Sub-Account            Sub-Account
                                         ------------------------  --------------------------  ----------------
                                                Oppenheimer                Oppenheimer
                                             MidCap Fund (SC)          Strategic Bond (SC)      OpCap Balanced
                                         ------------------------  --------------------------  ----------------
                                             2007         2006         2007          2006        2007     2006
                                         -----------  -----------  ------------  ------------  -------  -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $  (368,396) $  (354,411) $  2,461,019  $  2,939,206  $   (19) $   (65)
Net realized gains (losses).............   1,156,263      559,878     1,499,491       294,829      720      273
Change in unrealized gains (losses).....     237,809      (98,425)    6,369,872     3,583,649   (1,292)     648
                                         -----------  -----------  ------------  ------------  -------  -------
Increase (decrease) in net assets from
 operations.............................   1,025,676      107,042    10,330,382     6,817,684     (591)     856
                                         -----------  -----------  ------------  ------------  -------  -------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................   1,002,446    3,274,690     6,639,536    14,108,228       --       --
Benefit payments........................    (589,459)    (304,236)   (2,144,052)   (2,352,422)      --       --
Payments on termination.................  (2,145,316)  (1,251,108)  (11,818,478)   (8,722,625)    (136)      --
Contract maintenance charge.............     (75,016)     (67,691)     (424,412)     (391,360)     (16)     (20)
Transfers among the sub-accounts and
 with the Fixed Account--net............    (567,856)   1,162,354     2,257,586     9,045,709       69        3
Adjustment to net assets allocated to
 contract in payout period..............          --           --            --            --       --       --
                                         -----------  -----------  ------------  ------------  -------  -------
Increase (decrease) in net assets from
 contract transactions..................  (2,375,201)   2,814,009    (5,489,820)   11,687,530      (83)     (17)
                                         -----------  -----------  ------------  ------------  -------  -------
INCREASE (DECREASE) IN NET
 ASSETS.................................  (1,349,525)   2,921,051     4,840,562    18,505,214     (674)     839
NET ASSETS AT BEGINNING OF
 PERIOD.................................  22,453,432   19,532,381   132,951,330   114,446,116   10,216    9,377
                                         -----------  -----------  ------------  ------------  -------  -------
NET ASSETS AT END OF
 PERIOD................................. $21,103,907  $22,453,432  $137,791,892  $132,951,330  $ 9,542  $10,216
                                         ===========  ===========  ============  ============  =======  =======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................   1,382,081    1,214,597     9,618,452     8,739,811      857      858
       Units issued.....................     223,468      439,444     1,650,949     2,987,348        6       --
       Units redeemed...................    (359,742)    (271,960)   (2,027,824)   (2,108,707)     (13)      (1)
                                         -----------  -----------  ------------  ------------  -------  -------
    Units outstanding at end of
     period.............................   1,245,807    1,382,081     9,241,577     9,618,452      850      857
                                         ===========  ===========  ============  ============  =======  =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                    PIMCO Advisors                PIMCO                    PIMCO
                                                    Variable Insurance Trust Variable Insurance Trust Variable Insurance Trust
                                                      Sub-Account              Sub-Account              Sub-Account
                                                    -----------------------  -----------------------  -----------------------
                                                    OpCap Small Cap           Foreign Bond              Money Market
                                                    -----------------------  -----------------------  -----------------------
                                                     2007         2006        2007         2006         2007        2006
                                                      ------       ------      ------       ------      -------      ------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)....................... $  (35)      $  (31)     $   55       $   44      $   510      $  272
Net realized gains (losses)........................    503          111         (36)          45           --          --
Change in unrealized gains (losses)................   (489)         321          10          (61)          --          --
                                                      ------       ------      ------       ------      -------      ------
Increase (decrease) in net assets from operations..    (21)         401          29           28          510         272
                                                      ------       ------      ------       ------      -------      ------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits...........................................     --           --         264           72           --          --
Benefit payments...................................     --           --          --           --           --          --
Payments on termination............................     --           --          --           --         (797)         --
Contract maintenance charge........................     (7)          (7)         (9)          (9)         (18)        (20)
Transfers among the sub-accounts and with the Fixed
 Account--net......................................      1            2         293          125       16,577          25
Adjustment to net assets allocated to contract in
 payout period.....................................     --           --          --           --           --          --
                                                      ------       ------      ------       ------      -------      ------
Increase (decrease) in net assets from contract
 transactions......................................     (6)          (5)        548          188       15,762           5
                                                      ------       ------      ------       ------      -------      ------
INCREASE (DECREASE) IN NET ASSETS..................    (27)         396         577          216       16,272         277
NET ASSETS AT BEGINNING OF PERIOD..................  2,209        1,813       2,744        2,528        9,178       8,901
                                                      ------       ------      ------       ------      -------      ------
NET ASSETS AT END OF PERIOD........................ $2,182       $2,209      $3,321       $2,744      $25,450      $9,178
                                                      ======       ======      ======       ======      =======      ======
UNITS OUTSTANDING
    Units outstanding at beginning of period.......    121          121         234          217          892         891
       Units issued................................     --           --          44           17        1,578           6
       Units redeemed..............................     --           --          --           --          (76)         (5)
                                                      ------       ------      ------       ------      -------      ------
    Units outstanding at end of period.............    121          121         278          234        2,394         892
                                                      ======       ======      ======       ======      =======      ======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                        PIMCO                       PIMCO                  PIMCO
                                                  Variable Insurance Trust Variable Insurance Trust Variable Insurance Trust
                                                     Sub-Account                 Sub-Account            Sub-Account
                                                  -----------------------  ----------------------   -----------------------
                                                                                  PIMCO VIT              PIMCO VIT
                                                                               Commodity Real             Emerging
                                                     PIMCO Total                   Return               Markets Bond
                                                       Return                     Strategy             (Admin Shares)
                                                  -----------------------  ----------------------   -----------------------
                                                    2007         2006         2007       2006 (af)     2007      2006 (af)
                                                    -------     -------    ----------   ----------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $   461      $   344     $   61,399   $   47,459  $  25,688    $  5,051
Net realized gains (losses)......................     (31)          77        (14,981)       5,707     18,777       5,632
Change in unrealized gains (losses)..............     558          (88)       388,199     (120,909)   (18,620)     10,969
                                                    -------     -------    ----------   ----------   ---------   --------
Increase (decrease) in net assets from
 operations......................................     988          333        434,617      (67,743)    25,845      21,652
                                                    -------     -------    ----------   ----------   ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................   1,752        3,005        105,928      985,078     51,400     233,781
Benefit payments.................................      --           --         (8,428)          --    (15,479)         --
Payments on termination..........................      --       (1,077)       (92,410)      (9,373)  (117,069)     (3,063)
Contract maintenance charge......................     (18)         (18)       (10,438)      (1,981)    (2,819)       (335)
Transfers among the sub-accounts and with the
 Fixed Account--net..............................      92          (17)       136,006    1,127,607    340,245     205,883
Adjustment to net assets allocated to contract in
 payout period...................................      --           --             --           --         --          --
                                                    -------     -------    ----------   ----------   ---------   --------
Increase (decrease) in net assets from contract
 transactions....................................   1,826        1,893        130,658    2,101,331    256,278     436,266
                                                    -------     -------    ----------   ----------   ---------   --------
INCREASE (DECREASE) IN NET
 ASSETS..........................................   2,814        2,226        565,275    2,033,588    282,123     457,918
NET ASSETS AT BEGINNING OF
 PERIOD..........................................  12,548       10,322      2,033,588           --    457,918          --
                                                    -------     -------    ----------   ----------   ---------   --------
NET ASSETS AT END OF PERIOD...................... $15,362      $12,548     $2,598,863   $2,033,588  $ 740,041    $457,918
                                                    =======     =======    ==========   ==========   =========   ========
UNITS OUTSTANDING
    Units outstanding at beginning of period.....   1,061          893        214,244           --     42,786          --
       Units issued..............................     156          260         81,818      222,426     60,270      59,305
       Units redeemed............................      (4)         (92)       (69,936)      (8,182)   (36,613)    (16,519)
                                                    -------     -------    ----------   ----------   ---------   --------
    Units outstanding at end of period...........   1,213        1,061        226,126      214,244     66,443      42,786
                                                    =======     =======    ==========   ==========   =========   ========

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                PIMCO                     PIMCO
                                       Variable Insurance Trust Variable Insurance Trust    Putnam Variable Trust
                                             Sub-Account               Sub-Account               Sub-Account
                                       ----------------------   ------------------------  ------------------------
                                           PIMCO VIT Real            PIMCO VIT Total             VT American
                                               Return                    Return                  Government
                                          (Advisor Shares)          (Advisor Shares)               Income
                                       ----------------------   ------------------------  ------------------------
                                          2007       2006 (af)      2007      2006 (af)       2007         2006
                                       ----------   ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $  180,869   $   17,137  $   581,093  $   121,021  $ 1,689,905  $ 1,496,871
Net realized gains (losses)...........     32,483       42,035       36,712       60,040     (318,479)    (539,710)
Change in unrealized gains
 (losses).............................    485,274      (71,786)     850,224       20,278    1,794,968      (82,313)
                                       ----------   ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations...........................    698,626      (12,614)   1,468,029      201,339    3,166,394      874,848
                                       ----------   ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits..............................     38,307    1,019,042      432,172    7,145,563      151,440      133,505
Benefit payments......................         --       (4,719)    (140,116)    (121,607)  (1,144,777)    (959,410)
Payments on termination...............   (737,542)    (135,887)  (1,525,096)    (141,407)  (6,429,439)  (6,674,195)
Contract maintenance charge...........    (25,612)        (814)     (76,016)      (4,291)     (79,582)     (87,599)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................  8,050,394      933,339   11,671,904    4,951,140    2,467,847     (141,939)
Adjustment to net assets allocated to
 contract in payout period............         --           --           --           --           --           --
                                       ----------   ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions................  7,325,547    1,810,961   10,362,848   11,829,398   (5,034,511)  (7,729,638)
                                       ----------   ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  8,024,173    1,798,347   11,830,877   12,030,737   (1,868,117)  (6,854,790)
NET ASSETS AT BEGINNING
 OF PERIOD............................  1,798,347           --   12,030,737           --   49,819,258   56,674,048
                                       ----------   ----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD............................... $9,822,520   $1,798,347  $23,861,614  $12,030,737  $47,951,141  $49,819,258
                                       ==========   ==========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................    177,682           --    1,167,554           --    4,029,329    4,673,528
       Units issued...................    872,325      241,319    1,424,758    1,575,196      574,972      902,355
       Units redeemed.................   (154,972)     (63,637)    (423,142)    (407,642)    (973,195)  (1,546,554)
                                       ----------   ----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period...........................    895,035      177,682    2,169,170    1,167,554    3,631,106    4,029,329
                                       ==========   ==========  ===========  ===========  ===========  ===========

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                        Putnam Variable Trust     Putnam Variable Trust     Putnam Variable Trust
                                             Sub-Account               Sub-Account               Sub-Account
                                      ------------------------  ------------------------  ------------------------
                                             VT Capital                VT Capital               VT Discovery
                                            Appreciation              Opportunities                Growth
                                      ------------------------  ------------------------  ------------------------
                                          2007         2006         2007         2006         2007         2006
                                      -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $  (194,932) $  (214,546) $  (119,378) $   (97,937) $  (236,126) $  (235,656)
Net realized gains (losses)..........   1,747,743    2,168,935      880,695      845,182    2,534,774      875,764
Change in unrealized gains
 (losses)............................  (2,696,015)    (266,950)  (1,594,153)     202,152     (861,456)     931,658
                                      -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from operations.....................  (1,143,204)   1,687,439     (832,836)     949,397    1,437,192    1,571,766
                                      -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................      24,335       64,536       11,543       16,274      108,453       95,444
Benefit payments.....................    (265,679)    (300,512)     (46,302)     (42,730)    (135,656)    (176,525)
Payments on termination..............  (2,173,509)  (1,982,236)  (1,571,112)  (1,002,400)  (2,245,015)  (1,608,092)
Contract maintenance charge..........     (30,298)     (31,761)     (20,679)     (16,910)     (43,289)     (43,106)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................     440,908      (19,474)     501,228    1,967,151      179,470     (650,309)
Adjustment to net assets allocated
 to contract in payout period........          --           --           --           --           --           --
                                      -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions..........  (2,004,243)  (2,269,447)  (1,125,322)     921,385   (2,136,037)  (2,382,588)
                                      -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS..........................  (3,147,447)    (582,008)  (1,958,158)   1,870,782     (698,845)    (810,822)
NET ASSETS AT BEGINNING
 OF PERIOD...........................  16,265,051   16,847,059    8,301,989    6,431,207   16,757,460   17,568,282
                                      -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.............................. $13,117,604  $16,265,051  $ 6,343,831  $ 8,301,989  $16,058,615  $16,757,460
                                      ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................   1,670,037    1,917,485      446,172      392,880    2,971,261    3,413,222
       Units issued..................     214,086      345,488      216,914      296,953      335,023      313,785
       Units redeemed................    (415,869)    (592,936)    (280,640)    (243,661)    (686,109)    (755,746)
                                      -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..........................   1,468,254    1,670,037      382,446      446,172    2,620,175    2,971,261
                                      ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                            Putnam Variable Trust      Putnam Variable Trust      Putnam Variable Trust
                                                 Sub-Account                Sub-Account                Sub-Account
                                         --------------------------  ------------------------  --------------------------
                                                                                                      VT The George
                                               VT Diversified                VT Equity                 Putnam Fund
                                                   Income                     Income                    of Boston
                                         --------------------------  ------------------------  --------------------------
                                             2007          2006          2007         2006         2007          2006
                                         ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $  2,908,027  $  3,751,655  $    (2,966) $   (61,773) $  2,787,193  $  2,513,104
Net realized gains (losses).............     (391,403)     (461,962)   3,793,442    1,684,155    23,457,249    13,093,672
Change in unrealized gains (losses).....     (449,213)      738,730   (3,068,540)   3,535,067   (26,346,702)    5,762,238
                                         ------------  ------------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets from
 operations.............................    2,067,411     4,028,423      721,936    5,157,449      (102,260)   21,369,014
                                         ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      288,062       233,650       78,532       36,985     2,648,651     9,412,920
Benefit payments........................   (2,130,769)   (2,461,452)    (235,025)    (241,811)   (4,611,780)   (4,392,422)
Payments on termination.................  (17,181,337)  (11,234,981)  (7,337,656)  (3,686,618)  (32,497,991)  (29,835,742)
Contract maintenance charge.............     (111,418)     (116,666)     (68,536)     (55,389)     (380,151)     (392,598)
Transfers among the sub-accounts and
 with the Fixed Account--net............    4,618,144     5,714,029    5,261,761    7,083,429      (513,793)  (21,866,282)
Adjustment to net assets allocated to
 contract in payout period..............           --            --           --           --            --            --
                                         ------------  ------------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions..................  (14,517,318)   (7,865,420)  (2,300,924)   3,136,596   (35,355,064)  (47,074,124)
                                         ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS.................................  (12,449,907)   (3,836,997)  (1,578,988)   8,294,045   (35,457,324)  (25,705,110)
NET ASSETS AT BEGINNING OF
 PERIOD.................................   83,597,859    87,434,856   36,749,857   28,455,812   211,492,030   237,197,140
                                         ------------  ------------  -----------  -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................. $ 71,147,952  $ 83,597,859  $35,170,869  $36,749,857  $176,034,706  $211,492,030
                                         ============  ============  ===========  ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................    5,915,272     6,486,148    2,266,811    2,057,424    16,005,682    19,864,360
       Units issued.....................      905,770     1,415,438      553,751      877,704     1,700,532     5,119,145
       Units redeemed...................   (1,916,993)   (1,986,314)    (688,993)    (668,317)   (4,391,664)   (8,977,823)
                                         ------------  ------------  -----------  -----------  ------------  ------------
    Units outstanding at end of
     period.............................    4,904,049     5,915,272    2,131,569    2,266,811    13,314,550    16,005,682
                                         ============  ============  ===========  ===========  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         Putnam Variable Trust     Putnam Variable Trust        Putnam Variable Trust
                                              Sub-Account               Sub-Account                  Sub-Account
                                       ------------------------  -------------------------  ----------------------------
                                            VT Global Asset              VT Global                  VT Growth and
                                              Allocation                   Equity                      Income
                                       ------------------------  -------------------------  ----------------------------
                                           2007         2006         2007          2006          2007           2006
                                       -----------  -----------  ------------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).......... $  (512,710) $   479,085  $    440,824  $  (562,950) $    (193,485) $   1,091,909
Net realized gains (losses)...........   1,938,690      708,682      (936,945)  (2,561,120)    89,078,565     27,530,163
Change in unrealized gains
 (losses).............................    (657,885)   3,754,142     5,018,244   14,144,824   (119,833,523)    46,267,045
                                       -----------  -----------  ------------  -----------  -------------  -------------
Increase (decrease) in net assets from
 operations...........................     768,095    4,941,909     4,522,123   11,020,754    (30,948,443)    74,889,117
                                       -----------  -----------  ------------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..............................   2,401,418    5,472,707       109,350       97,112      2,320,965      3,984,486
Benefit payments......................    (746,386)    (923,869)     (734,571)  (1,008,696)   (10,855,515)   (10,996,580)
Payments on termination...............  (7,774,512)  (4,272,755)  (10,366,033)  (5,571,451)   (89,920,624)   (71,871,853)
Contract maintenance charge...........    (121,596)     (89,825)     (115,819)    (110,645)      (872,387)      (963,347)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................   3,443,697    7,100,422     1,267,012      716,069    (16,822,542)   (23,404,566)
Adjustment to net assets allocated to
 contract in payout period............          --           --            --           --             --             --
                                       -----------  -----------  ------------  -----------  -------------  -------------
Increase (decrease) in net assets from
 contract transactions................  (2,797,379)   7,286,680    (9,840,061)  (5,877,611)  (116,150,103)  (103,251,860)
                                       -----------  -----------  ------------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET
 ASSETS...............................  (2,029,284)  12,228,589    (5,317,938)   5,143,143   (147,098,546)   (28,362,743)
NET ASSETS AT BEGINNING
 OF PERIOD............................  51,614,446   39,385,857    59,229,417   54,086,274    557,236,628    585,599,371
                                       -----------  -----------  ------------  -----------  -------------  -------------
NET ASSETS AT END OF
 PERIOD............................... $49,585,162  $51,614,446  $ 53,911,479  $59,229,417  $ 410,138,082  $ 557,236,628
                                       ===========  ===========  ============  ===========  =============  =============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................   3,912,655    3,354,876     6,001,993    6,651,795     44,194,145     53,314,443
       Units issued...................   1,006,025    1,592,741       688,604      807,169      2,895,840      3,735,700
       Units redeemed.................  (1,254,759)  (1,034,962)   (1,575,031)  (1,456,971)   (12,182,998)   (12,855,998)
                                       -----------  -----------  ------------  -----------  -------------  -------------
    Units outstanding at end of
     period...........................   3,663,921    3,912,655     5,115,566    6,001,993     34,906,987     44,194,145
                                       ===========  ===========  ============  ===========  =============  =============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Putnam Variable Trust      Putnam Variable Trust       Putnam Variable Trust
                                                Sub-Account                Sub-Account                 Sub-Account
                                         ------------------------  --------------------------  --------------------------
                                                 VT Growth                  VT Health                    VT High
                                               Opportunities                Sciences                      Yield
                                         ------------------------  --------------------------  --------------------------
                                             2007         2006         2007          2006          2007          2006
                                         -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $  (267,277) $  (291,841) $   (354,223) $   (788,902) $  5,997,583  $  5,963,236
Net realized gains (losses).............    (883,737)  (1,658,024)    2,501,954     1,643,681      (328,328)     (533,536)
Change in unrealized gains (losses).....   1,952,659    3,355,481    (2,780,690)      (37,203)   (4,369,630)    2,753,335
                                         -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations.............................     801,645    1,405,616      (632,959)      817,576     1,299,625     8,183,035
                                         -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      73,396       92,949       280,159       453,362     3,097,408     4,866,964
Benefit payments........................    (446,891)    (396,753)     (776,703)   (1,300,280)   (1,743,780)   (1,908,347)
Payments on termination.................  (3,342,273)  (2,057,295)   (9,938,353)   (7,743,123)  (13,448,577)  (11,300,303)
Contract maintenance charge.............     (42,414)     (47,772)     (149,863)     (176,545)     (218,543)     (215,895)
Transfers among the sub-accounts and
 with the Fixed Account--net............     (98,657)  (1,151,742)   (4,425,502)   (4,179,895)   (2,060,384)      344,601
Adjustment to net assets allocated to
 contract in payout period..............          --           --            --            --            --            --
                                         -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions..................  (3,856,839)  (3,560,613)  (15,010,262)  (12,946,481)  (14,373,876)   (8,212,980)
                                         -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS.................................  (3,055,194)  (2,154,997)  (15,643,221)  (12,128,905)  (13,074,251)      (29,945)
NET ASSETS AT BEGINNING OF
 PERIOD.................................  20,995,299   23,150,296    67,226,521    79,355,426    97,206,720    97,236,665
                                         -----------  -----------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................. $17,940,105  $20,995,299  $ 51,583,300  $ 67,226,521  $ 84,132,469  $ 97,206,720
                                         ===========  ===========  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................   4,517,470    5,332,050     5,444,668     6,508,299     6,642,058     7,309,655
       Units issued.....................     494,143      580,373       382,670       636,966       967,888     1,542,379
       Units redeemed...................  (1,296,917)  (1,394,953)   (1,553,031)   (1,700,597)   (1,972,816)   (2,209,976)
                                         -----------  -----------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period.............................   3,714,696    4,517,470     4,274,307     5,444,668     5,637,130     6,642,058
                                         ===========  ===========  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Putnam Variable Trust       Putnam Variable Trust      Putnam Variable Trust
                                               Sub-Account                 Sub-Account                Sub-Account
                                       --------------------------  --------------------------  -------------------------
                                                                                                           VT
                                                                               VT                    International
                                                                          International                Growth and
                                                VT Income                    Equity                      Income
                                       --------------------------  --------------------------  -------------------------
                                           2007          2006          2007          2006          2007          2006
                                       ------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $  7,889,617  $  5,927,277  $  4,470,480  $ (2,697,577) $    300,261  $  (123,626)
Net realized gains (losses)...........     (218,844)     (509,297)   58,626,824    10,657,031    18,018,656    2,948,185
Change in unrealized gains
 (losses).............................      (90,225)      879,751   (40,153,403)   60,869,323   (14,035,621)  12,125,140
                                       ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations...........................    7,580,548     6,297,731    22,943,901    68,828,777     4,283,296   14,949,699
                                       ------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits..............................    8,927,440    16,894,062     7,644,037    12,840,509       236,117      169,606
Benefit payments......................   (4,506,105)   (5,332,620)   (5,230,595)   (3,593,403)   (1,365,575)    (981,008)
Payments on termination...............  (29,054,568)  (24,459,450)  (52,375,938)  (29,916,834)  (14,185,142)  (7,344,267)
Contract maintenance charge...........     (485,702)     (446,974)     (665,207)     (564,893)     (140,501)    (121,973)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................    4,226,682    12,683,838     9,660,748    16,503,315     2,884,402    9,022,804
Adjustment to net assets allocated to
 contract in payout period............           --            --            --            --            --           --
                                       ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
 contract transactions................  (20,892,253)     (661,144)  (40,966,955)   (4,731,306)  (12,570,699)     745,162
                                       ------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (13,311,705)    5,636,587   (18,023,054)   64,097,471    (8,287,403)  15,694,861
NET ASSETS AT BEGINNING
 OF PERIOD............................  214,022,515   208,385,928   332,656,980   268,559,509    73,974,970   58,280,109
                                       ------------  ------------  ------------  ------------  ------------  -----------
NET ASSETS AT END OF
 PERIOD............................... $200,710,810  $214,022,515  $314,633,926  $332,656,980  $ 65,687,567  $73,974,970
                                       ============  ============  ============  ============  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................   17,750,726    17,575,202    21,968,011    22,597,319     4,476,288    4,420,308
       Units issued...................    3,066,393     5,607,314     3,393,027     5,098,918       814,924    1,367,784
       Units redeemed.................   (4,667,836)   (5,431,790)   (6,199,008)   (5,728,226)   (1,518,050)  (1,311,804)
                                       ------------  ------------  ------------  ------------  ------------  -----------
    Units outstanding at end of
     period...........................   16,149,283    17,750,726    19,162,030    21,968,011     3,773,162    4,476,288
                                       ============  ============  ============  ============  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                     Putnam Variable Trust      Putnam Variable Trust      Putnam Variable Trust
                                          Sub-Account                Sub-Account                Sub-Account
                                   ------------------------  --------------------------  ------------------------
                                              VT
                                         International
                                              New                                               VT Mid Cap
                                         Opportunities              VT Investors                   Value
                                   ------------------------  --------------------------  ------------------------
                                       2007         2006         2007          2006          2007         2006
                                   -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $  (217,187) $   (28,349) $ (1,615,041) $ (1,606,866) $    13,151  $  (214,108)
Net realized gains (losses).......   3,437,488    1,696,110       707,770    (2,300,098)   2,527,037    1,496,127
Change in unrealized gains
 (losses).........................   1,244,562    6,683,064    (7,938,716)   23,613,015   (2,358,068)   1,082,688
                                   -----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from operations..................   4,464,863    8,350,825    (8,845,987)   19,706,051      182,120    2,364,707
                                   -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................     153,256      201,750     1,318,138     4,148,088       62,598       60,733
Benefit payments..................    (496,054)    (637,944)   (3,022,675)   (3,645,028)    (156,522)    (139,365)
Payments on termination...........  (6,647,183)  (4,007,808)  (27,231,424)  (20,386,373)  (3,694,121)  (2,229,807)
Contract maintenance charge.......    (106,051)    (104,947)     (329,736)     (340,997)     (38,792)     (36,177)
Transfers among the
 sub-accounts and with the
 Fixed Account--net...............   1,249,115    1,655,235    (5,290,570)    2,837,281      329,726    3,946,788
Adjustment to net assets
 allocated to contract in
 payout period....................          --           --            --            --           --           --
                                   -----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions.......  (5,846,917)  (2,893,714)  (34,556,267)  (17,387,029)  (3,497,111)   1,602,172
                                   -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS.......................  (1,382,054)   5,457,111   (43,402,254)    2,319,022   (3,314,991)   3,966,879
NET ASSETS AT
 BEGINNING OF
 PERIOD...........................  40,873,805   35,416,694   172,343,233   170,024,211   19,861,723   15,894,844
                                   -----------  -----------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD........................... $39,491,751  $40,873,805  $128,940,979  $172,343,233  $16,546,732  $19,861,723
                                   ===========  ===========  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   3,427,496    3,636,393    18,054,637    20,334,874    1,083,113      983,344
       Units issued...............     701,298    1,661,650     1,429,065     2,778,908      234,361      502,749
       Units redeemed.............  (1,076,181)  (1,870,547)   (5,091,027)   (5,059,145)    (417,684)    (402,980)
                                   -----------  -----------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period.......................   3,052,613    3,427,496    14,392,675    18,054,637      899,790    1,083,113
                                   ===========  ===========  ============  ============  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                      Putnam Variable Trust       Putnam Variable Trust       Putnam Variable Trust
                                           Sub-Account                 Sub-Account                 Sub-Account
                                   --------------------------  --------------------------  --------------------------
                                            VT Money                     VT New
                                             Market                   Opportunities               VT New Value
                                   --------------------------  --------------------------  --------------------------
                                       2007          2006          2007          2006          2007          2006
                                   ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $  4,901,425  $  3,468,481  $ (1,426,134) $ (1,599,060) $   (637,934) $   (756,061)
Net realized gains (losses).......           --            --    (7,678,785)   (9,678,351)   25,846,276    18,588,341
Change in unrealized gains
 (losses).........................           --            --    13,827,773    19,006,110   (35,748,178)    7,875,714
                                   ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations..................    4,901,425     3,468,481     4,722,854     7,728,699   (10,539,836)   25,707,994
                                   ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................    9,484,967    25,712,800       262,674       424,118     5,625,733    18,287,730
Benefit payments..................  (13,445,862)  (16,259,561)   (1,437,195)   (1,690,796)   (2,416,272)   (2,643,591)
Payments on termination...........  (52,267,509)  (27,637,506)  (16,227,089)  (12,006,356)  (27,349,327)  (17,475,579)
Contract maintenance charge.......     (475,483)     (378,776)     (256,495)     (285,795)     (467,718)     (413,760)
Transfers among the
 sub-accounts and with the
 Fixed Account--net...............   58,949,744    65,981,016    (5,080,946)   (6,199,881)   (1,758,201)    1,385,173
Adjustment to net assets allocated
 to contract in payout period.....           --            --            --            --            --            --
                                   ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions.......    2,245,857    47,417,973   (22,739,051)  (19,758,710)  (26,365,785)     (860,027)
                                   ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS.......................    7,147,282    50,886,454   (18,016,197)  (12,030,011)  (36,905,621)   24,847,967
NET ASSETS AT
 BEGINNING OF
 PERIOD...........................  150,672,007    99,785,553   109,501,230   121,531,241   201,898,924   177,050,957
                                   ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD........................... $157,819,289  $150,672,007  $ 91,485,033  $109,501,230  $164,993,303  $201,898,924
                                   ============  ============  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   14,482,366     9,814,723    13,160,813    15,595,461    11,866,775    11,845,936
       Units issued...............   16,714,326    21,252,701       652,580     1,235,037     1,693,274     3,112,962
       Units redeemed.............  (16,459,681)  (16,585,058)   (3,193,817)   (3,669,685)   (3,280,451)   (3,092,123)
                                   ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period.......................   14,737,011    14,482,366    10,619,576    13,160,813    10,279,598    11,866,775
                                   ============  ============  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                     Putnam Variable Trust      Putnam Variable Trust       Putnam Variable Trust
                                          Sub-Account                Sub-Account                 Sub-Account
                                   ------------------------  --------------------------  --------------------------
                                           VT OTC &
                                           Emerging                                             VT Small Cap
                                            Growth                   VT Research                    Value
                                   ------------------------  --------------------------  --------------------------
                                       2007         2006         2007          2006          2007          2006
                                   -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $  (410,739) $  (416,671) $   (762,915) $   (721,372) $ (1,297,588) $ (1,878,308)
Net realized gains (losses).......  (2,264,003)  (3,051,591)    2,363,141       328,561    27,360,701    27,397,789
Change in unrealized gains
 (losses).........................   5,921,899    6,635,614    (1,452,534)    8,534,273   (44,399,126)   (1,552,239)
                                   -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations..................   3,247,157    3,167,352       147,692     8,141,462   (18,336,013)   23,967,242
                                   -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................      47,692       91,118       156,804       211,836       474,621       573,350
Benefit payments..................    (445,903)    (404,229)   (1,003,955)   (1,410,110)   (2,185,668)   (1,895,516)
Payments on termination...........  (3,993,778)  (3,305,652)  (12,248,275)  (10,183,211)  (26,058,595)  (19,098,463)
Contract maintenance charge.......     (84,900)     (86,445)     (168,694)     (189,140)     (194,742)     (228,378)
Transfers among the
 sub-accounts and with the
 Fixed Account--net...............  (1,293,012)    (849,702)   (4,943,512)   (5,209,385)   (8,706,517)   (3,784,783)
Adjustment to net assets
 allocated to contract in
 payout period....................          --           --            --            --            --            --
                                   -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions.......  (5,769,901)  (4,554,910)  (18,207,632)  (16,780,010)  (36,670,901)  (24,433,790)
                                   -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS.......................  (2,522,744)  (1,387,558)  (18,059,940)   (8,638,548)  (55,006,914)     (466,548)
NET ASSETS AT
 BEGINNING OF
 PERIOD...........................  29,517,870   30,905,428    84,867,780    93,506,328   164,020,480   164,487,028
                                   -----------  -----------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD........................... $26,995,126  $29,517,870  $ 66,807,840  $ 84,867,780  $109,013,566  $164,020,480
                                   ===========  ===========  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   6,258,417    7,200,524     8,102,389     9,811,120     7,372,833     8,460,279
       Units issued...............     924,253      678,176       382,085       845,630       614,417     1,044,019
       Units redeemed.............  (2,011,082)  (1,620,283)   (2,032,873)   (2,554,361)   (2,238,480)   (2,131,465)
                                   -----------  -----------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period.......................   5,171,588    6,258,417     6,451,601     8,102,389     5,748,770     7,372,833
                                   ===========  ===========  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                     Putnam Variable Trust       Putnam Variable Trust       Putnam Variable Trust
                                          Sub-Account                 Sub-Account                 Sub-Account
                                   -------------------------  --------------------------  --------------------------
                                          VT Utilities
                                           Growth and
                                             Income                    VT Vista                   VT Voyager
                                   -------------------------  --------------------------  --------------------------
                                       2007          2006         2007          2006          2007          2006
                                   ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $    165,491  $   750,950  $ (1,142,023) $ (1,328,285) $ (4,048,963) $ (4,310,021)
Net realized gains (losses).......    3,911,172      814,086       401,097      (932,388)  (16,146,309)  (26,327,164)
Change in unrealized gains
 (losses).........................    4,315,709    9,234,463     3,178,733     5,804,482    31,563,983    41,510,623
                                   ------------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations..................    8,392,372   10,799,499     2,437,807     3,543,809    11,368,711    10,873,438
                                   ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................       67,621       88,433       246,191       675,696     1,377,936     5,945,334
Benefit payments..................     (880,072)  (1,577,655)   (1,219,601)   (1,070,685)   (4,702,256)   (5,701,842)
Payments on termination...........   (9,100,898)  (5,629,853)  (13,310,841)  (10,366,329)  (43,272,071)  (35,306,346)
Contract maintenance charge.......      (87,340)     (82,167)     (190,480)     (221,003)     (636,980)     (722,065)
Transfers among the
 sub-accounts and with the
 Fixed Account--net...............     (745,266)    (823,451)   (6,538,355)   (2,933,081)  (23,471,992)  (25,504,508)
Adjustment to net assets
 allocated to contract in payout
 period...........................           --           --            --            --            --            --
                                   ------------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions.......  (10,745,955)  (8,024,693)  (21,013,086)  (13,915,402)  (70,705,363)  (61,289,427)
                                   ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS.......................   (2,353,583)   2,774,806   (18,575,279)  (10,371,593)  (59,336,652)  (50,415,989)
NET ASSETS AT
 BEGINNING OF
 PERIOD...........................   50,959,010   48,184,204    87,411,859    97,783,452   303,968,673   354,384,662
                                   ------------  -----------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD........................... $ 48,605,427  $50,959,010  $ 68,836,580  $ 87,411,859  $244,632,021  $303,968,673
                                   ============  ===========  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........    3,637,160    4,305,917     8,514,698     9,918,521    33,891,275    41,526,539
       Units issued...............      452,927      628,539       411,926     1,123,476     1,809,854     3,714,948
       Units redeemed.............   (1,158,067)  (1,297,296)   (2,398,328)   (2,527,299)   (9,458,657)  (11,350,212)
                                   ------------  -----------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period.......................    2,932,020    3,637,160     6,528,296     8,514,698    26,242,472    33,891,275
                                   ============  ===========  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                       Rydex            STI Classic               STI Classic
                                                  Variable Trust       Variable Trust           Variable Trust
                                                    Sub-Account         Sub-Account               Sub-Account
                                                  --------------  -----------------------  ------------------------
                                                                                                  STI Clasic
                                                                         STI Clasic                Large Cap
                                                                       Large Cap Core            Growth Stock
                                                     Rydex OTC        Equity Fund (o)              Fund (p)
                                                  --------------  -----------------------  ------------------------
                                                   2007    2006       2007        2006         2007         2006
                                                  ------  ------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)..................... $  (83) $  (63) $   (17,390) $  (12,493) $  (182,145) $  (279,631)
Net realized gains (losses)......................     15      58      653,061     580,082    1,340,567    1,067,397
Change in unrealized gains (losses)..............    902     232     (624,567)    118,347    1,015,809    1,232,470
                                                  ------  ------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 operations......................................    834     227       11,104     685,936    2,174,231    2,020,236
                                                  ------  ------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits.........................................  1,152   1,205       13,413      93,011      131,957      181,628
Benefit payments.................................     --      --      (54,747)    (19,271)    (530,924)    (717,553)
Payments on termination..........................     --    (441)  (1,496,643)   (872,240)  (6,361,336)  (8,332,825)
Contract maintenance charge......................     (6)     (5)      (5,163)     (5,801)     (10,066)     (12,001)
Transfers among the sub-accounts and with the
 Fixed Account--net..............................     --      (1)     169,350    (139,935)    (912,024)    (693,300)
Adjustment to net assets allocated to contract in
 payout period...................................     --      --           --          --           --           --
                                                  ------  ------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract
 transactions....................................  1,146     758   (1,373,790)   (944,236)  (7,682,393)  (9,574,051)
                                                  ------  ------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..........................................  1,980     985   (1,362,686)   (258,300)  (5,508,162)  (7,553,815)
NET ASSETS AT BEGINNING OF
 PERIOD..........................................  4,635   3,650    5,012,867   5,271,167   21,018,168   28,571,983
                                                  ------  ------  -----------  ----------  -----------  -----------
NET ASSETS AT END OF PERIOD...................... $6,615  $4,635  $ 3,650,181  $5,012,867  $15,510,006  $21,018,168
                                                  ======  ======  ===========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period......................................    354     291      366,980     444,147    1,120,381    1,599,353
       Units issued..............................     82      97       47,006      24,316       52,419       69,117
       Units redeemed............................     (1)    (34)    (145,130)   (101,483)    (417,863)    (548,089)
                                                  ------  ------  -----------  ----------  -----------  -----------
    Units outstanding at end of period...........    435     354      268,856     366,980      754,937    1,120,381
                                                  ======  ======  ===========  ==========  ===========  ===========

--------
(o)Previously known as STI Large Cap Relative Value
(p)Previously known as STI Capital Appreciation

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                             STI Classic               STI Classic               STI Classic
                                           Variable Trust            Variable Trust            Variable Trust
                                             Sub-Account               Sub-Account               Sub-Account
                                      ------------------------  ------------------------  ------------------------
                                                 STI                       STI                       STI
                                            International              Investment                 Large Cap
                                               Equity                  Grade Bond               Value Equity
                                      ------------------------  ------------------------  ------------------------
                                      2007 (j)(q)      2006       2007 (q)       2006         2007         2006
                                      -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $     9,608  $    (9,882) $   189,432  $   301,834  $    17,835  $    (4,178)
Net realized gains (losses)..........   1,313,686      274,883      (76,221)     (25,339)   2,089,682    1,511,224
Change in unrealized gains
 (losses)............................  (1,042,650)     622,896         (265)     (10,388)  (1,438,636)   3,128,809
                                      -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from operations.....................     280,644      887,897      112,946      266,107      668,881    4,635,855
                                      -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................      23,968      154,507       34,386      223,949       87,836      175,968
Benefit payments.....................     (17,687)     (18,907)     (41,853)    (224,377)    (551,823)    (624,816)
Payments on termination..............    (447,262)  (1,452,340)  (1,572,238)  (2,684,849)  (6,341,829)  (8,554,755)
Contract maintenance charge..........        (554)      (1,603)      (2,481)      (8,011)     (10,154)     (11,256)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................  (3,972,482)    (147,144)  (7,600,818)    (372,683)    (410,014)    (629,109)
Adjustment to net assets allocated
 to contract in payout period........          --           --           --           --           --           --
                                      -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions..........  (4,414,017)  (1,465,487)  (9,183,004)  (3,065,971)  (7,225,984)  (9,643,968)
                                      -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS..........................  (4,133,373)    (577,590)  (9,070,058)  (2,799,864)  (6,557,103)  (5,008,113)
NET ASSETS AT BEGINNING
 OF PERIOD...........................   4,133,373    4,710,963    9,070,058   11,869,922   22,014,500   27,022,613
                                      -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.............................. $        --  $ 4,133,373  $        --  $ 9,070,058  $15,457,397  $22,014,500
                                      ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................     230,244      320,524      689,496      900,143    1,011,308    1,457,862
       Units issued..................     181,684       18,619       82,104       66,826       56,161       58,621
       Units redeemed................    (411,928)    (108,899)    (771,600)    (277,473)    (356,711)    (505,175)
                                      -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..........................          --      230,244           --      689,496      710,758    1,011,308
                                      ===========  ===========  ===========  ===========  ===========  ===========

--------
(j)On April 27, 2007 STI International Equity merged into Federated Prime Money Fund II
(q)For the period beginning January 1, 2007 and ended April 27, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                STI Classic               STI Classic               The Universal
                                              Variable Trust            Variable Trust        Institutional Funds, Inc.
                                                Sub-Account               Sub-Account                Sub-Account
                                         ------------------------  ------------------------  --------------------------
                                                STI Mid-Cap                   STI                  Van Kampen UIF
                                                Core Equity                Small Cap                  Emerging
                                                 Fund (r)                Value Equity              Markets Equity
                                         ------------------------  ------------------------  --------------------------
                                             2007         2006         2007         2006         2007          2006
                                         -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............ $   (90,170) $  (100,683) $   (59,204) $  (113,577) $   (780,936) $   (506,348)
Net realized gains (losses).............   1,537,700    1,114,077    2,636,696    3,627,372    18,870,282     8,818,934
Change in unrealized gains (losses).....  (1,061,753)    (201,482)  (2,331,112)  (2,081,522)    2,895,074     8,893,578
                                         -----------  -----------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets from
 operations.............................     385,777      811,912      246,380    1,432,273    20,984,420    17,206,164
                                         -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits................................      45,180       49,123      204,782      849,155       153,157       249,434
Benefit payments........................    (130,671)    (214,041)     (56,719)     (77,550)   (1,288,624)   (1,099,232)
Payments on termination.................  (2,575,040)  (2,554,169)  (2,506,787)  (2,697,982)  (13,550,815)  (10,589,550)
Contract maintenance charge.............      (3,549)      (4,244)      (9,913)      (7,935)      (17,131)      (18,238)
Transfers among the sub-accounts and
 with the Fixed Account--net............    (351,472)    (229,497)      60,656     (144,105)   (2,705,129)    3,246,524
Adjustment to net assets allocated to
 contract in payout period..............          --           --           --           --            --            --
                                         -----------  -----------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions..................  (3,015,552)  (2,952,828)  (2,307,981)  (2,078,417)  (17,408,542)   (8,211,062)
                                         -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS.................................  (2,629,775)  (2,140,916)  (2,061,601)    (646,144)    3,575,878     8,995,102
NET ASSETS AT BEGINNING OF
 PERIOD.................................   8,465,017   10,605,933   10,021,419   10,667,563    63,047,185    54,052,083
                                         -----------  -----------  -----------  -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................. $ 5,835,242  $ 8,465,017  $ 7,959,818  $10,021,419  $ 66,623,063  $ 63,047,185
                                         ===========  ===========  ===========  ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.............................     480,442      639,429      439,344      526,460     3,269,652     3,778,024
       Units issued.....................      30,777       38,545       48,028       94,840       574,683     1,030,062
       Units redeemed...................    (179,879)    (197,532)    (136,527)    (181,956)   (1,342,375)   (1,538,434)
                                         -----------  -----------  -----------  -----------  ------------  ------------
    Units outstanding at end of
     period.............................     331,340      480,442      350,845      439,344     2,501,960     3,269,652
                                         ===========  ===========  ===========  ===========  ============  ============

--------
(r)Previously known as STI Mid-Cap Equity

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                 The Universal             The Universal          The Universal
                                           Institutional Funds, Inc.  Institutional Funds, Inc. Institutional Funds,
                                                  Sub-Account               Sub-Account          Inc. Sub-Account
                                          --------------------------  ------------------------  -------------------
                                                                                                  Van Kampen UIF
                                                Van Kampen UIF            Van Kampen UIF           Global Value
                                                 Equity Growth             Fixed Income               Equity
                                          --------------------------  ------------------------  -------------------
                                              2007          2006         2007         2006        2007       2006
                                          ------------  ------------  ----------   ----------   --------   -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (916,647) $   (976,586) $   38,781   $   50,095   $    226   $    97
Net realized gains (losses)..............    3,465,482       760,139       4,479       11,681      8,233     2,258
Change in unrealized gains (losses)......    7,787,781     1,325,591      26,766      (22,093)    (5,150)    6,505
                                          ------------  ------------  ----------   ----------   --------   -------
Increase (decrease) in net assets from
 operations..............................   10,336,616     1,109,144      70,026       39,683      3,309     8,860
                                          ------------  ------------  ----------   ----------   --------   -------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      309,987       434,447          --          600         --        --
Benefit payments.........................   (1,290,080)   (1,455,169)     (6,235)     (16,529)        --        --
Payments on termination..................  (10,218,776)   (9,685,751)   (130,700)    (341,293)   (14,445)   (1,257)
Contract maintenance charge..............      (71,241)      (78,667)       (346)        (409)       (61)      (59)
Transfers among the sub-accounts and with
 the Fixed Account--net..................   (2,129,068)      588,673     (23,228)      73,003      6,667       (39)
Adjustment to net assets allocated to
 contract in payout period...............           --            --          --           --         --        --
                                          ------------  ------------  ----------   ----------   --------   -------
Increase (decrease) in net assets from
 contract transactions...................  (13,399,178)  (10,196,467)   (160,509)    (284,628)    (7,839)   (1,355)
                                          ------------  ------------  ----------   ----------   --------   -------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (3,062,562)   (9,087,323)    (90,483)    (244,945)    (4,530)    7,505
NET ASSETS AT BEGINNING OF
 PERIOD..................................   58,188,938    67,276,261   1,863,307    2,108,252     54,227    46,722
                                          ------------  ------------  ----------   ----------   --------   -------
NET ASSETS AT END OF PERIOD.............. $ 55,126,376  $ 58,188,938  $1,772,824   $1,863,307   $ 49,697   $54,227
                                          ============  ============  ==========   ==========   ========   =======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    5,948,484     7,009,647     151,332      174,805      3,871     3,976
       Units issued......................      601,850     1,154,808       3,407        6,467        408        --
       Units redeemed....................   (1,802,428)   (2,215,971)    (15,766)     (29,940)      (961)     (105)
                                          ------------  ------------  ----------   ----------   --------   -------
    Units outstanding at end of period...    4,747,906     5,948,484     138,973      151,332      3,318     3,871
                                          ============  ============  ==========   ==========   ========   =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           The Universal                  The Universal             The Universal
                                          Institutional Funds, Inc. Institutional Funds, Inc. Institutional Funds, Inc.
                                            Sub-Account                    Sub-Account               Sub-Account
                                          ------------------------  ------------------------  ------------------------
                                                                         Van Kampen UIF
                                           Van Kampen UIF                 International            Van Kampen UIF
                                             High Yield                      Magnum                Mid Cap Growth
                                          ------------------------  ------------------------  ------------------------
                                           2007          2006           2007         2006         2007         2006
                                            ------       -------    -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  648       $   549      $   (69,380) $  (566,414) $  (655,904) $  (689,729)
Net realized gains (losses)..............    179        (4,037)       6,995,310    4,693,661    5,925,571    5,343,664
Change in unrealized gains (losses)......   (610)        4,057       (2,006,449)   3,729,396    2,036,135   (1,984,782)
                                            ------       -------    -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................    217           569        4,919,481    7,856,643    7,305,802    2,669,153
                                            ------       -------    -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................    176            48           59,454      243,770       61,588      293,797
Benefit payments.........................     --            --         (753,553)    (554,489)    (913,368)    (614,118)
Payments on termination..................   (235)           --       (7,942,540)  (5,426,384)  (7,731,699)  (6,008,822)
Contract maintenance charge..............    (14)          (17)         (11,273)     (12,319)      (9,360)     (11,140)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    113            37        1,573,457    3,951,152     (638,528)   2,642,360
Adjustment to net assets allocated to
 contract in payout period...............     --            --               --           --           --           --
                                            ------       -------    -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................     40            68       (7,074,455)  (1,798,270)  (9,231,367)  (3,697,923)
                                            ------       -------    -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................    257           637       (2,154,974)   6,058,373   (1,925,565)  (1,028,770)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  8,727         8,090       40,738,522   34,680,149   40,057,080   41,085,850
                                            ------       -------    -----------  -----------  -----------  -----------
NET ASSETS AT END OF PERIOD.............. $8,984       $ 8,727      $38,583,548  $40,738,522  $38,131,515  $40,057,080
                                            ======       =======    ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    641           636        3,317,377    3,464,574    2,642,285    2,911,403
       Units issued......................     21             6          533,810      885,196      370,367      786,090
       Units redeemed....................    (18)           (1)      (1,054,537)  (1,032,393)    (927,282)  (1,055,208)
                                            ------       -------    -----------  -----------  -----------  -----------
    Units outstanding at end of period...    644           641        2,796,650    3,317,377    2,085,370    2,642,285
                                            ======       =======    ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                             The Universal               The Universal           The Universal
                                       Institutional Funds, Inc.   Institutional Funds, Inc.  Institutional Funds, Inc.
                                              Sub-Account                 Sub-Account             Sub-Account
                                      --------------------------  --------------------------  ------------------------
                                            Van Kampen UIF              Van Kampen UIF
                                             U.S. Mid Cap                  U.S. Real            Van Kampen UIF
                                                 Value                      Estate                   Value
                                      --------------------------  --------------------------  ------------------------
                                          2007          2006          2007          2006        2007         2006
                                      ------------  ------------  ------------  ------------   --------     --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $ (1,389,434) $ (1,913,173) $   (395,737) $   (392,149) $    503     $    517
Net realized gains (losses)..........   23,909,137    23,829,644    15,403,902    13,558,564    35,657       43,894
Change in unrealized gains
 (losses)............................  (13,719,771)    1,819,454   (26,369,714)    9,609,829   (45,909)       2,299
                                      ------------  ------------  ------------  ------------   --------     --------
Increase (decrease) in net assets
 from operations.....................    8,799,932    23,735,925   (11,361,549)   22,776,244    (9,749)      46,710
                                      ------------  ------------  ------------  ------------   --------     --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................      292,438       528,121       126,004       239,305        --           --
Benefit payments.....................   (2,296,562)   (2,124,635)   (1,140,748)   (1,442,912)  (17,796)          --
Payments on termination..............  (24,544,311)  (18,558,759)  (14,073,573)  (12,191,427)  (45,949)     (52,354)
Contract maintenance charge..........      (94,569)     (100,516)      (16,583)      (20,556)     (120)        (174)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................   (6,649,644)     (609,860)   (6,437,317)     (580,611)  (15,951)       1,149
Adjustment to net assets allocated to
 contract in payout period...........           --            --            --            --        --           --
                                      ------------  ------------  ------------  ------------   --------     --------
Increase (decrease) in net assets
 from contract transactions..........  (33,292,648)  (20,865,649)  (21,542,217)  (13,996,201)  (79,816)     (51,379)
                                      ------------  ------------  ------------  ------------   --------     --------
INCREASE (DECREASE) IN
 NET ASSETS..........................  (24,492,716)    2,870,276   (32,903,766)    8,780,043   (89,565)      (4,669)
NET ASSETS AT BEGINNING
 OF PERIOD...........................  141,489,131   138,618,855    79,513,161    70,733,118   342,010      346,679
                                      ------------  ------------  ------------  ------------   --------     --------
NET ASSETS AT END OF
 PERIOD.............................. $116,996,415  $141,489,131  $ 46,609,395  $ 79,513,161  $252,445     $342,010
                                      ============  ============  ============  ============   ========     ========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................    9,904,008    11,514,149     2,396,508     2,894,820    22,196       25,837
       Units issued..................      844,636     1,389,167       217,708       445,890     1,682          399
       Units redeemed................   (3,022,923)   (2,999,308)     (887,871)     (944,202)   (6,613)      (4,040)
                                      ------------  ------------  ------------  ------------   --------     --------
    Units outstanding at end of
     period..........................    7,725,721     9,904,008     1,726,345     2,396,508    17,265       22,196
                                      ============  ============  ============  ============   ========     ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                   The Universal Institutional The Universal Institutional The Universal Institutional
                                    Funds, Inc. (Class II)      Funds, Inc. (Class II)      Funds, Inc. (Class II)
                                          Sub-Account                 Sub-Account                 Sub-Account
                                   --------------------------  --------------------------  --------------------------
                                        Van Kampen UIF              Van Kampen UIF              Van Kampen UIF
                                           Emerging                    Emerging                   Equity and
                                    Markets Debt (Class II)    Markets Equity (Class II)       Income (Class II)
                                   --------------------------  --------------------------  --------------------------
                                       2007          2006          2007          2006          2007          2006
                                   -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $ 1,648,176   $ 1,999,653   $  (482,862)  $  (266,743)  $   131,775   $  (357,167)
Net realized gains (losses).......     964,183       575,257     7,942,219     1,778,274     4,199,402     2,973,316
Change in unrealized gains
 (losses).........................  (1,242,001)     (146,605)    4,838,731     6,888,338    (2,806,181)    5,208,177
                                   -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets
 from operations..................   1,370,358     2,428,305    12,298,088     8,399,869     1,524,996     7,824,326
                                   -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................   1,148,845     3,280,270       154,221     5,296,424     3,293,524    14,385,394
Benefit payments..................    (271,346)     (184,157)     (495,274)     (136,711)   (1,700,401)   (1,640,127)
Payments on termination...........  (2,918,636)   (1,408,025)   (3,350,307)   (1,499,562)   (6,521,807)   (4,080,596)
Contract maintenance charge.......    (109,152)     (101,367)     (149,797)     (103,277)     (202,440)     (157,600)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.....................    (133,539)      130,236    (1,722,916)    1,640,645     1,563,592     8,636,036
Adjustment to net assets allocated
 to contract in payout period.....          --            --            --            --            --            --
                                   -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets
 from contract transactions.......  (2,283,828)    1,716,957    (5,564,073)    5,197,519    (3,567,532)   17,143,107
                                   -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS.......................    (913,470)    4,145,262     6,734,015    13,597,388    (2,042,536)   24,967,433
NET ASSETS AT BEGINNING
 OF PERIOD........................  29,699,057    25,553,795    34,945,258    21,347,870    83,763,314    58,795,881
                                   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS AT END OF
 PERIOD........................... $28,785,587   $29,699,057   $41,679,273   $34,945,258   $81,720,778   $83,763,314
                                   ===========   ===========   ===========   ===========   ===========   ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   1,754,748     1,663,103     1,095,016       902,850     6,060,607     4,724,767
       Units issued...............     279,929       492,525       122,643       390,017     1,372,871     3,989,162
       Units redeemed.............    (423,185)     (400,880)     (272,590)     (197,851)   (1,575,468)   (2,653,322)
                                   -----------   -----------   -----------   -----------   -----------   -----------
    Units outstanding at end of
     period.......................   1,611,492     1,754,748       945,069     1,095,016     5,858,010     6,060,607
                                   ===========   ===========   ===========   ===========   ===========   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                   The Universal Institutional The Universal Institutional The Universal Institutional
                                    Funds, Inc. (Class II)       Funds, Inc. (Class II)    Funds, Inc. (Class II)
                                          Sub-Account                  Sub-Account               Sub-Account
                                   --------------------------  --------------------------  --------------------------
                                                                     Van Kampen UIF            Van Kampen UIF
                                        Van Kampen UIF                   Global                 Int'l Growth
                                   Equity Growth (Class II)       Franchise (Class II)        Equity (Class II)
                                   --------------------------  --------------------------  --------------------------
                                       2007          2006          2007          2006         2007        2006 (ah)
                                   -----------   -----------   ------------  ------------   ----------    ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $  (305,321)  $  (324,622)  $ (2,028,160) $   (257,268) $  (72,211)   $  (16,501)
Net realized gains (losses).......   1,419,511       819,551     14,667,921     4,042,433     241,110        13,773
Change in unrealized gains
 (losses).........................   2,222,472      (214,105)    (3,583,434)   13,184,322     344,536       377,889
                                   -----------   -----------   ------------  ------------   ----------    ----------
Increase (decrease) in net assets
 from operations..................   3,336,662       280,824      9,056,327    16,969,487     513,435       375,161
                                   -----------   -----------   ------------  ------------   ----------    ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................     145,375       738,261      6,840,725    22,426,308     159,388     2,694,057
Benefit payments..................    (323,329)     (678,927)    (1,534,229)   (1,130,074)    (41,399)     (102,096)
Payments on termination...........  (1,818,628)   (1,544,613)   (10,034,933)   (5,243,293)   (257,608)      (12,353)
Contract maintenance charge.......     (41,702)      (45,463)      (395,157)     (304,664)    (22,933)       (1,734)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.....................  (1,402,915)     (296,095)     1,290,073     6,950,360   1,096,018       811,891
Adjustment to net assets allocated
 to contract in payout period.....          --            --             --            --          --            --
                                   -----------   -----------   ------------  ------------   ----------    ----------
Increase (decrease) in net assets
 from contract transactions.......  (3,441,199)   (1,826,837)    (3,833,521)   22,698,637     933,466     3,389,765
                                   -----------   -----------   ------------  ------------   ----------    ----------
INCREASE (DECREASE) IN
 NET ASSETS.......................    (104,537)   (1,546,013)     5,222,806    39,668,124   1,446,901     3,764,926
NET ASSETS AT BEGINNING
 OF PERIOD........................  18,809,068    20,355,081    113,948,468    74,280,344   3,764,926            --
                                   -----------   -----------   ------------  ------------   ----------    ----------
NET ASSETS AT END OF
 PERIOD........................... $18,704,531   $18,809,068   $119,171,274  $113,948,468  $5,211,827    $3,764,926
                                   ===========   ===========   ============  ============   ==========    ==========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   1,384,951     1,530,368      6,893,393     5,283,768     350,835            --
       Units issued...............     154,318       516,487      1,374,811     2,799,723     216,934       416,473
       Units redeemed.............    (393,533)     (661,904)    (1,538,990)   (1,190,098)   (135,179)      (65,638)
                                   -----------   -----------   ------------  ------------   ----------    ----------
    Units outstanding at end of
     period.......................   1,145,736     1,384,951      6,729,214     6,893,393     432,590       350,835
                                   ===========   ===========   ============  ============   ==========    ==========

--------
(ah)For the period beginning March 1, 2006, and ending December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                   The Universal Institutional The Universal Institutional The Universal Institutional
                                    Funds, Inc. (Class II)      Funds, Inc. (Class II)      Funds, Inc. (Class II)
                                          Sub-Account                 Sub-Account                 Sub-Account
                                   --------------------------  --------------------------  --------------------------
                                                                    Van Kampen UIF              Van Kampen UIF
                                        Van Kampen UIF               Small Company               U.S. Mid Cap
                                   Mid Cap Growth (Class II)       Growth (Class II)           Value (Class II)
                                   --------------------------  --------------------------  --------------------------
                                       2007       2006 (af)        2007          2006          2007          2006
                                   -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $  (982,088)  $  (715,142)  $  (443,467)  $  (483,345)  $  (934,962)  $(1,058,192)
Net realized gains (losses).......   5,322,413     3,712,719     3,668,044     3,211,792    11,429,363    10,092,338
Change in unrealized gains
 (losses).........................   6,223,096       167,943    (2,755,794)     (146,114)   (5,498,773)    3,425,243
                                   -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets
 from operations..................  10,563,421     3,165,520       468,783     2,582,333     4,995,628    12,459,389
                                   -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................   7,477,773    11,276,357       301,151     1,353,937     4,594,124    12,221,679
Benefit payments..................  (1,934,658)     (323,179)     (330,458)     (484,666)   (1,227,063)   (1,200,360)
Payments on termination...........  (4,476,608)   (2,661,477)   (4,218,947)   (1,928,363)   (8,441,754)   (4,141,843)
Contract maintenance charge.......    (206,890)     (138,748)      (89,111)     (100,052)     (296,034)     (248,975)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.....................   1,756,905     3,273,120      (538,557)   (1,299,785)   (1,110,279)    1,400,028
Adjustment to net assets allocated
 to contract in payout period.....          --            --            --            --            --            --
                                   -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets
 from contract transactions.......   2,616,522    11,426,073    (4,875,922)   (2,458,929)   (6,481,006)    8,030,529
                                   -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS.......................  13,179,943    14,591,593    (4,407,139)      123,404    (1,485,378)   20,489,918
NET ASSETS AT BEGINNING
 OF PERIOD........................  49,626,832    35,035,239    27,590,958    27,467,554    81,291,108    60,801,190
                                   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS AT END OF
 PERIOD........................... $62,806,775   $49,626,832   $23,183,819   $27,590,958   $79,805,730   $81,291,108
                                   ===========   ===========   ===========   ===========   ===========   ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........   3,034,858     1,948,644     1,424,812     1,559,590     4,424,664     3,854,542
       Units issued...............   1,530,141     1,785,201       140,505       321,968       712,527     1,541,930
       Units redeemed.............    (977,617)     (698,987)     (383,222)     (456,746)     (954,135)     (971,808)
                                   -----------   -----------   -----------   -----------   -----------   -----------
    Units outstanding at end of
     period.......................   3,587,382     3,034,858     1,182,095     1,424,812     4,183,056     4,424,664
                                   ===========   ===========   ===========   ===========   ===========   ===========

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                   The Universal Institutional       Van Kampen Life           Van Kampen Life
                                     Funds, Inc. (Class II)         Investment Trust          Investment Trust
                                           Sub-Account                 Sub-Account               Sub-Account
                                   --------------------------  --------------------------  ----------------------
                                         Van Kampen UIF
                                            U.S. Real
                                        Estate (Class II)             LIT Comstock             LIT Government
                                   --------------------------  --------------------------  ----------------------
                                       2007          2006          2007          2006         2007        2006
                                   ------------  ------------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $   (783,977) $   (692,383) $    414,870  $     56,357  $   53,943  $   47,178
Net realized gains (losses).......   16,282,424    12,611,326     7,720,219    10,525,160         (57)     (8,050)
Change in unrealized gains
 (losses).........................  (36,024,311)   19,161,802   (10,315,466)    3,962,999      32,771       3,042
                                   ------------  ------------  ------------  ------------  ----------  ----------
Increase (decrease) in net assets
 from operations..................  (20,525,864)   31,080,745    (2,180,377)   14,544,516      86,657      42,170
                                   ------------  ------------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................    6,592,025    12,858,347       123,133       343,491       4,710      29,500
Benefit payments..................   (2,093,109)     (894,450)   (2,813,838)   (1,960,309)    (29,223)     (5,751)
Payments on termination...........  (11,071,384)   (5,647,992)  (21,194,264)  (22,266,296)   (334,413)   (454,189)
Contract maintenance charge.......     (379,738)     (363,065)      (36,814)      (44,679)       (709)       (852)
Transfers among the
 sub-accounts and with the
 Fixed Account--net...............   (2,695,103)   (6,005,389)   (1,411,016)    2,247,280      52,421     377,909
Adjustment to net assets
 allocated to contract in
 payout period....................           --            --            --            --          --          --
                                   ------------  ------------  ------------  ------------  ----------  ----------
Increase (decrease) in net assets
 from contract transactions.......   (9,647,309)      (52,549)  (25,332,799)  (21,680,513)   (307,214)    (53,383)
                                   ------------  ------------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS.......................  (30,173,173)   31,028,196   (27,513,176)   (7,135,997)   (220,557)    (11,213)
NET ASSETS AT
 BEGINNING OF
 PERIOD...........................  118,644,914    87,616,718   106,182,837   113,318,834   1,625,914   1,637,127
                                   ------------  ------------  ------------  ------------  ----------  ----------
NET ASSETS AT END OF
 PERIOD........................... $ 88,471,741  $118,644,914  $ 78,669,661  $106,182,837  $1,405,357  $1,625,914
                                   ============  ============  ============  ============  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........    4,137,435     4,153,868     7,390,761     9,040,553     142,200     145,861
       Units issued...............      836,414     1,078,358       753,760     1,378,010      12,430      60,258
       Units redeemed.............   (1,198,256)   (1,094,791)   (2,480,947)   (3,027,802)    (38,587)    (63,919)
                                   ------------  ------------  ------------  ------------  ----------  ----------
    Units outstanding at end of
     period.......................    3,775,593     4,137,435     5,663,574     7,390,761     116,043     142,200
                                   ============  ============  ============  ============  ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                               Van Kampen
                                       Van Kampen Life            Van Kampen Life            Life Investment
                                       Investment Trust          Investment Trust           Trust (Class II)
                                         Sub-Account                Sub-Account                Sub-Account
                                   -----------------------  --------------------------  ------------------------
                                          LIT Money                                          LIT Aggressive
                                            Market                Strat Growth I            Growth (Class II)
                                   -----------------------  --------------------------  ------------------------
                                      2007         2006         2007          2006          2007         2006
                                   ----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...... $  106,086  $    83,208  $   (727,730) $   (917,901) $  (379,558) $  (394,031)
Net realized gains (losses).......         --           --    (1,287,249)   (3,911,659)   2,507,709    2,541,104
Change in unrealized gains
 (losses).........................         --           --     8,916,296     5,476,960    1,116,496   (1,466,903)
                                   ----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from operations..................    106,086       83,208     6,901,317       647,400    3,244,647      680,170
                                   ----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..........................     12,787       29,598        75,777       117,343       35,592      345,396
Benefit payments..................   (231,283)      (9,105)     (999,534)   (1,317,374)    (326,222)    (344,751)
Payments on termination...........   (605,629)  (1,218,491)   (9,444,089)  (10,649,467)  (2,543,320)  (1,366,846)
Contract maintenance charge.......     (8,427)      (9,846)      (33,605)      (44,423)     (58,780)     (63,662)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.....................  1,175,419    1,095,041    (2,835,365)   (5,995,331)  (1,249,301)    (857,518)
Adjustment to net assets allocated
 to contract in payout period.....         --           --            --            --           --           --
                                   ----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions.......    342,867     (112,803)  (13,236,816)  (17,889,252)  (4,142,031)  (2,287,381)
                                   ----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS.......................    448,953      (29,595)   (6,335,499)  (17,241,852)    (897,384)  (1,607,211)
NET ASSETS AT BEGINNING
 OF PERIOD........................  2,930,986    2,960,581    51,747,722    68,989,574   21,979,686   23,586,897
                                   ----------  -----------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD........................... $3,379,939  $ 2,930,986  $ 45,412,223  $ 51,747,722  $21,082,302  $21,979,686
                                   ==========  ===========  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period..........    263,118      272,700     6,026,902     7,916,041    1,637,880    1,820,915
       Units issued...............    194,772      178,712       349,795       495,653      148,507      377,364
       Units redeemed.............   (163,742)    (188,294)   (1,759,806)   (2,384,792)    (433,450)    (560,399)
                                   ----------  -----------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period.......................    294,148      263,118     4,616,891     6,026,902    1,352,937    1,637,880
                                   ==========  ===========  ============  ============  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Van Kampen                  Van Kampen                 Van Kampen
                                            Life Investment             Life Investment            Life Investment
                                           Trust (Class II)            Trust (Class II)           Trust (Class II)
                                              Sub-Account                 Sub-Account                Sub-Account
                                      --------------------------  --------------------------  ------------------------
                                             LIT Comstock               LIT Growth and                LIT Money
                                              (Class II)               Income (Class II)          Market (Class II)
                                      --------------------------  --------------------------  ------------------------
                                          2007          2006          2007          2006          2007         2006
                                      ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)......... $   (296,555) $ (1,500,077) $   (457,105) $ (1,155,764) $   968,605  $   738,710
Net realized gains (losses)..........   20,405,392    26,740,375    11,791,956    13,319,030           --           --
Change in unrealized gains
 (losses)............................  (31,519,323)   19,295,277    (9,370,433)    9,201,401           --           --
                                      ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from operations.....................  (11,410,486)   44,535,575     1,964,418    21,364,667      968,605      738,710
                                      ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits.............................    4,338,690    27,115,674     2,765,323    16,086,756    3,223,416    4,654,118
Benefit payments.....................   (5,282,318)   (4,862,130)   (2,845,552)   (2,497,238)  (1,918,600)  (1,815,526)
Payments on termination..............  (38,250,021)  (23,354,908)  (15,998,701)  (10,001,941)  (5,824,947)  (3,440,735)
Contract maintenance charge..........     (799,401)     (753,914)     (571,878)     (551,548)    (115,979)    (110,273)
Transfers among the sub-accounts
 and with the Fixed
 Account--net........................   (7,477,046)   (3,039,368)      (39,087)      372,909    5,413,849      654,091
Adjustment to net assets allocated to
 contract in payout period...........           --            --            --            --           --           --
                                      ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions..........  (47,470,096)   (4,894,646)  (16,689,895)    3,408,938      777,739      (58,325)
                                      ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS..........................  (58,880,582)   39,640,929   (14,725,477)   24,773,605    1,746,344      680,385
NET ASSETS AT BEGINNING
 OF PERIOD...........................  356,768,909   317,127,980   171,901,585   147,127,980   31,042,091   30,361,706
                                      ------------  ------------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.............................. $297,888,327  $356,768,909  $157,176,108  $171,901,585  $32,788,435  $31,042,091
                                      ============  ============  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.......................   23,655,937    23,944,803     9,671,613     9,457,634    3,034,832    3,044,840
       Units issued..................    2,142,832     5,170,352     1,162,896     2,327,230    2,610,478    2,346,171
       Units redeemed................   (5,245,857)   (5,459,218)   (2,085,252)   (2,113,251)  (2,527,315)  (2,356,179)
                                      ------------  ------------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period..........................   20,552,912    23,655,937     8,749,257     9,671,613    3,117,995    3,034,832
                                      ============  ============  ============  ============  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                         Van Kampen
                                                                      Life Investment
                                                                      Trust (Class II)
                                                                        Sub-Account
                                                                 -------------------------
                                                                      Strat Growth II
                                                                 -------------------------
                                                                     2007          2006
                                                                 ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss).................................... $ (1,133,388) $(1,168,398)
Net realized gains (losses).....................................    3,375,326    1,365,382
Change in unrealized gains (losses).............................    6,663,483      189,436
                                                                 ------------  -----------
Increase (decrease) in net assets from operations...............    8,905,421      386,420
                                                                 ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Deposits........................................................      365,251    3,714,332
Benefit payments................................................   (1,392,501)    (909,703)
Payments on termination.........................................   (7,196,736)  (4,613,808)
Contract maintenance charge.....................................     (138,685)    (140,111)
Transfers among the sub-accounts and with the Fixed Account--net   (2,627,300)  (1,659,789)
Adjustment to net assets allocated to contract in payout period.           --           --
                                                                 ------------  -----------
Increase (decrease) in net assets from contract transactions....  (10,989,971)  (3,609,079)
                                                                 ------------  -----------
INCREASE (DECREASE) IN NET ASSETS...............................   (2,084,550)  (3,222,659)
NET ASSETS AT BEGINNING OF PERIOD...............................   65,541,994   68,764,653
                                                                 ------------  -----------
NET ASSETS AT END OF PERIOD..................................... $ 63,457,444  $65,541,994
                                                                 ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of period....................    6,471,800    6,957,992
       Units issued.............................................      691,575    1,095,176
       Units redeemed...........................................   (1,747,312)  (1,581,368)
                                                                 ------------  -----------
    Units outstanding at end of period..........................    5,416,063    6,471,800
                                                                 ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  Organization

   Allstate Financial Advisors Separate Account I (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company ("Allstate Life"). The assets of the Account are legally segregated from those of Allstate Life. Allstate Life is wholly owned by Allstate Insurance Company, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   On June 1, 2006, Allstate Life completed the disposal of substantially all of its variable annuity business through a combination of coinsurance and modified coinsurance reinsurance, and administrative services agreements with subsidiaries of Prudential Financial, Inc ("Prudential"). Subsequent to a transition period, Prudential will be responsible for servicing the individual annuity contracts, including those of the Account. The reinsurance agreements do not extinguish Allstate Life's contractual obligations to the contractholders. Allstate Life continues to be responsible for all contract terms and conditions. The obligations of Prudential under the reinsurance and administrative agreements are to Allstate Life. Allstate Life issues the following variable annuity contracts through the Account (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account:

    .  AIM Lifetime America Variable Annuity Series (Classic, Freedom, and
       Regal)
    .  AIM Lifetime Enhanced Choice/SM/ Variable Annuity
    .  AIM Lifetime Plus/SM/ Variable Annuity
    .  AIM Lifetime Plus/SM/ II Variable Annuity
    .  Allstate Advisor Variable Annuity (Base, Plus, and Preferred)
    .  Allstate Advisor (STI) Variable Annuity (Base and Preferred)
    .  Allstate Personal Retirement Manager
    .  Allstate Provider Variable Annuity
    . Allstate Provider Variable Annuity Series (Advantage, Extra, and Ultra) . Allstate Retirement Access VA B Series
    .  Allstate Retirement Access VA L Series
    .  Allstate Retirement Access VA X Series
    .  Allstate Variable Annuity (Base and L-Share)
    .  Morgan Stanley Variable Annuity
    .  Morgan Stanley Variable Annuity II
    .  Morgan Stanley Variable Annuity II Asset Manager
    .  Morgan Stanley Variable Annuity 3
    .  Morgan Stanley Variable Annuity 3 Asset Manager
    .  Preferred Client Variable Annuity
    . Putnam Allstate Advisor Variable Annuity (Base, Plus, Preferred, Apex) . Scudder Horizon Advantage Variable Annuity
    .  Select Directions Variable Annuity
    .  STI Classic Variable Annuity

   With the exception of the Allstate Advisor Variable Annuity (Base, Plus, and Preferred), the Allstate Advisor (STI) Variable Annuity (Base and Preferred), the Allstate Retirement Access VA B Series, the Allstate Retirement Access VA L Series, and the Allstate Retirement Access VA X Series, the contracts are closed to new contractholders but continue to accept deposits from existing contractholders. Absent any Contract provisions wherein Allstate Life contractually guarantees either a minimum return or account value upon death or

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                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives." The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

Advanced Series Trust                                Advanced Series Trust (continued)
(For the period beginning July 30, 2007 and ended        AST UBS Dynamic Alpha
  December 31, 2007):                                    AST Western Assets Core Plus Bond (For period
   AST Advanced Strategies                                  beginning November 19, 2007, and ended
   AST Aggressive Asset Allocation                          December 31, 2007)
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income*            AIM Variable Insurance Funds
   AST AllianceBernstein Managed Index 500               AIM V. I. Aggressive Growth (Merged into AIM
   AST American Century Income & Growth                     V. I. Capital Appreciation on May 1, 2006)
   AST American Century Strategic Allocation            AIM V. I. Basic Balanced
   AST Balanced Asset Allocation                        AIM V. I. Basic Value
   AST Capital Growth Asset Allocation                   AIM V. I. Blue Chip (Merged into AIM V. I.
   AST Cohen & Steers Realty                                Large Cap Growth on June 12, 2006)
   AST Conservative Asset Allocation                    AIM V. I. Capital Appreciation
   AST DeAm Large-Cap Value                             AIM V. I. Capital Development
   AST DeAm Small-Cap Value                             AIM V. I. Core Equity
   AST Federated Aggressive Growth                       AIM V. I. Demographic Trends (Merged into
   AST First Trust Balanced Target                          AIM V. I. Capital Appreciation on
   AST First Trust Capital Appreciation Target              November 3, 2006)
   AST Goldman Sachs Concentrated Growth                AIM V. I. Diversified Income
   AST Goldman Sachs Mid-Cap Growth                     AIM V. I. Government Securities
   AST High Yield                                        AIM V. I. Growth (Merged into AIM V. I.
   AST International Growth                                 Capital Appreciation on May 1, 2006)
   AST International Value                              AIM V. I. High Yield
   AST JPMorgan International Equity                    AIM V. I. International Growth
   AST Large-Cap Value                                  AIM V. I. Large Cap Growth
   AST Lord Abbett Bond Debenture                       AIM V. I. Mid Cap Core Equity
   AST Marsico Capital Growth                           AIM V. I. Money Market
   AST MFS Global Equity                                 AIM V. I. Premier Equity (Merged into AIM
   AST MFS Growth*                                          V. I. Core Equity on May 1, 2006)
   AST Mid-Cap Value                                    AIM V. I. Technology
   AST Money Market                                     AIM V. I. Utilities
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value                AIM Variable Insurance Funds Series II
   AST Neuberger Berman Small-Cap Growth                 AIM V. I. Aggressive Growth II (Merged into
   AST PIMCO Limited Maturity Bond*                         AIM V. I. Capital Appreciation II on
   AST PIMCO Total Return Bond                              May 1, 2006)
   AST Preservation Asset Allocation                    AIM V. I. Basic Balanced II
   AST Small-Cap Growth*                                AIM V. I. Basic Value II
   AST Small-Cap Value                                   AIM V. I. Blue Chip II (Merged into AIM V. I.
   AST T. Rowe Price Asset Allocation                       Large Cap Growth II on June 12, 2006)
   AST T. Rowe Price Global Bond                        AIM V. I. Capital Appreciation II
   AST T. Rowe Price Large-Cap Growth                   AIM V. I. Capital Development II
   AST T. Rowe Price Natural Resources                  AIM V. I. Core Equity II
                                                         AIM V. I. Demographic Trends II (Merged into
                                                            AIM V. I. Capital Appreciation II on
                                                            November 3, 2006)

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AIM Variable Insurance Funds Series II (continued)      DWS Variable Series I
   AIM V. I. Diversified Income II                         DWS VIP Bond A
   AIM V. I. Government Securities II                      DWS VIP Capital Growth A
    AIM V. I. Growth II (Merged into AIM V. I.             DWS VIP Global Opportunities
       Capital Appreciation II on May 1, 2006)             DWS VIP Growth and Income A
   AIM V. I. High Yield II                                 DWS VIP International
   AIM V. I. International Growth II                        DWS VIP Money Market A (Merged into DWS
   AIM V. I. Large Cap Growth II                               VIP Money Market A II on November 3,
   AIM V. I. Mid Cap Core Equity II                            2006)
   AIM V. I. Money Market II
    AIM V. I. Premier Equity II (Merged into AIM        DWS Variable Series II
       Core Equity II on May 1, 2006)                      DWS VIP Balanced A
   AIM V. I. Technology II                                 DWS VIP Money Market A II
   AIM V. I. Utilities II                                  DWS VIP Small Cap Growth A

AllianceBernstein Variable Product Series Fund          Federated Insurance Series
    AllianceBernstein VPS Growth (Previously known         Federated Prime Money Fund II
       as AllianceBernstein Growth)
    AllianceBernstein VPS Growth & Income               Fidelity Variable Insurance Products Fund
       (Previously known as AllianceBernstein              VIP Contrafund
       Growth & Income)                                    VIP Equity-Income
    AllianceBernstein VPS International Value              VIP Growth
       (Previously known as AllianceBernstein              VIP High Income
       International Value)                                VIP Index 500
    AllianceBernstein VPS Large Cap Growth                 VIP Investment Grade Bond
       (Previously known as AllianceBernstein Large        VIP Overseas
       Cap Growth)
    AllianceBernstein VPS Small/Mid Cap Value           Fidelity Variable Insurance Products Fund
       (Previously known as AllianceBernstein           (Service Class 2)
       Small/Mid Cap Value)                                VIP Asset Manager Growth (Service Class 2)
    AllianceBernstein VPS Utility Income (Previously       VIP Contrafund (Service Class 2)
       known as AllianceBernstein Utility Income)          VIP Equity-Income (Service Class 2)
    AllianceBernstein VPS Value (Previously known          VIP Freedom 2010 Portfolio (Service Class 2)
       as AllianceBernstein Value)                         VIP Freedom 2020 Portfolio (Service Class 2)
                                                           VIP Freedom 2030 Portfolio (Service Class 2)
American Century Variable Portfolios, Inc.                 VIP Freedom Income Portfolio (Service Class 2)
   American Century VP Balanced                            VIP Growth & Income (Service Class 2)
   American Century VP International*                      VIP Growth (Service Class 2)
                                                            VIP Growth Stock Portfolio (Service Class 2)
Dreyfus Socially Responsible Growth Fund, Inc.                 (Previously known as VIP Freedom Growth
   Dreyfus Socially Responsible Growth Fund                    Stock Portfolio (Service Class 2))
                                                           VIP High Income (Service Class 2)
Dreyfus Stock Index Fund                                   VIP Index 500 (Service Class 2)
   Dreyfus Stock Index Fund                                VIP Investment Grade Bond (Service Class 2)
                                                           VIP Mid Cap (Service Class 2)
Dreyfus Variable Investment Fund                           VIP Money Market (Service Class 2)
   VIF Growth & Income                                     VIP Overseas (Service Class 2)
   VIF Money Market
    VIF Small Company Stock (Closed on April 30,
       2007)

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Franklin Templeton Variable Insurance Products         MFS Variable Insurance Trust (continued)
Trust                                                     MFS Investors Trust
   Franklin Flex Cap Growth Securities                    MFS New Discovery
   Franklin Growth and Income Securities                  MFS Research
   Franklin High Income Sec 2                             MFS Research Bond
   Franklin Income Securities                             MFS Utilities
   Franklin Large Cap Growth Securities
   Franklin Small Cap Value Securities                 MFS Variable Insurance Trust (Service Class)
   Franklin Small-Mid Cap Growth Securities               MFS Emerging Growth (Service Class)
   Franklin U.S. Government                               MFS Investors Trust (Service Class)
   Mutual Discovery                                       MFS New Discovery (Service Class)
   Mutual Shares Securities                               MFS Research (Service Class)
   Templeton Developing Markets Securities                MFS Utilities (Service Class)
   Templeton Foreign Securities
   Templeton Global Income Securities                  Morgan Stanley Variable Investment Series
   Templeton Growth Securities                            Aggressive Equity
                                                          Dividend Growth
Goldman Sachs Variable Insurance Trust                    Equity
   VIT Capital Growth                                     European Growth
   VIT Growth and Income                                  Global Advantage
   VIT Mid Cap Value                                      Global Dividend Growth
    VIT Strategic International Equity (Previously        High Yield
       known as VIT International Equity)                 Income Builder
   VIT Structured Small Cap Equity Fund                   Information (Closed June 23, 2006)
   VIT Structured U.S. Equity Fund                        Limited Duration
                                                          Money Market
Janus Aspen Series                                        Quality Income Plus
   Forty Portfolio                                        S&P 500 Index
                                                          Strategist
Janus Aspen Series (Service Shares)                       Utilities
   Foreign Stock (Service Shares)
   Worldwide Growth (Service Shares)*                  Morgan Stanley Variable Investment Series
                                                       (Class Y Shares)
Lazard Retirement Series, Inc.                            Aggressive Equity (Class Y Shares)
   Emerging Markets                                       Dividend Growth (Class Y Shares)
                                                          Equity (Class Y Shares)
Legg Mason Partners Variable Portfolios I, Inc            European Growth (Class Y Shares)
    Legg Mason Variable All Cap Portfolio I (Merged       Global Advantage (Class Y Shares)
       into Legg Mason Partners Variable                  Global Dividend Growth (Class Y Shares)
       Fundamental Value on April 27, 2007)               High Yield (Class Y Shares)
   Legg Mason Variable Fundamental Value                  Income Builder (Class Y Shares)
   Legg Mason Variable Investors Portfolio I               Information (Class Y Shares) (Closed June 23,
                                                              2006)
Lord Abbett Series Fund                                   Limited Duration (Class Y Shares)
   All Value                                              Money Market (Class Y Shares)
   Bond-Debenture                                         Quality Income Plus (Class Y Shares)
   Growth and Income                                      S&P 500 Index (Class Y Shares)
   Growth Opportunities                                   Strategist (Class Y Shares)
   Mid-Cap Value                                          Utilities (Class Y Shares)

MFS Variable Insurance Trust
   MFS Emerging Growth
   MFS High Income

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Neuberger & Berman Advisors Management Trust        Putnam Variable Trust (continued)
   AMT Guardian*                                       VT Global Equity
   AMT Mid-Cap Growth                                  VT Growth and Income
   AMT Partners                                        VT Growth Opportunities
                                                       VT Health Sciences
Oppenheimer Variable Account Funds                     VT High Yield
   Oppenheimer Balanced                                VT Income
   Oppenheimer Capital Appreciation                    VT International Equity
   Oppenheimer Core Bond                               VT International Growth and Income
   Oppenheimer Global Securities                       VT International New Opportunities
   Oppenheimer High Income                             VT Investors
   Oppenheimer Main Street                             VT Mid Cap Value
   Oppenheimer Main Street Small Cap Growth            VT Money Market
   Oppenheimer MidCap Fund                             VT New Opportunities
   Oppenheimer Strategic Bond                          VT New Value
                                                       VT OTC & Emerging Growth
Oppenheimer Variable Account Funds (Service            VT Research
Class ("SC"))                                          VT Small Cap Value
   Oppenheimer Balanced (SC)                           VT Utilities Growth and Income
   Oppenheimer Capital Appreciation (SC)               VT Vista
   Oppenheimer Core Bond (SC)                          VT Voyager
   Oppenheimer Global Securities (SC)
   Oppenheimer High Income (SC)                     Rydex Variable Trust
   Oppenheimer Main Street (SC)                        Rydex OTC
   Oppenheimer Main Street Small Cap Growth (SC)
   Oppenheimer MidCap Fund (SC)                     STI Classic Variable Trust
   Oppenheimer Strategic Bond (SC)                      STI Classic Large Cap Core Equity Fund
                                                           (Previously known as STI Large Cap
PIMCO Advisors Variable Insurance Trust                    Relative Value)
   OpCap Balanced                                       STI Classic Large Cap Growth Stock Fund
   OpCap Small Cap                                         (Previously known as STI Capital
                                                           Appreciation)
PIMCO Variable Insurance Trust                          STI International Equity (Merged into Federated
   Foreign Bond                                            Prime Money Fund II on April 27, 2007)
   Money Market                                         STI Investment Grade Bond (Closed on April 27,
   PIMCO Total Return                                      2007)
   PIMCO VIT Commodity Real Return Strategy             STI Large Cap Value Equity STI Mid-Cap Core
    PIMCO VIT Emerging Markets Bond (Admin                 Equity Fund (Previously known as STI
       Shares)                                             Mid-Cap Equity)
   PIMCO VIT Real Return (Advisor Shares)              STI Small Cap Value Equity
   PIMCO VIT Total Return (Advisor Shares)
                                                    The Universal Institutional Funds, Inc.
Putnam Variable Trust                                  Van Kampen UIF Emerging Markets Equity
   VT American Government Income                       Van Kampen UIF Equity Growth
   VT Capital Appreciation                             Van Kampen UIF Fixed Income
   VT Capital Opportunities                            Van Kampen UIF Global Value Equity
   VT Discovery Growth                                 Van Kampen UIF High Yield
   VT Diversified Income                               Van Kampen UIF International Magnum
   VT Equity Income                                    Van Kampen UIF Mid Cap Growth
   VT The George Putnam Fund of Boston                 Van Kampen UIF U.S. Mid Cap Value
   VT Global Asset Allocation                          Van Kampen UIF U.S. Real Estate

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Universal Institutional Funds, Inc. (Class II)    Van Kampen Life Investment Trust
   Van Kampen UIF Value                                  LIT Comstock
    Van Kampen UIF Emerging Markets Debt                 LIT Government
       (Class II)                                        LIT Money Market
    Van Kampen UIF Emerging Markets Equity               Strat Growth I
       (Class II)
   Van Kampen UIF Equity and Income (Class II)        Van Kampen Life Investment Trust (Class II)
   Van Kampen UIF Equity Growth (Class II)               LIT Aggressive Growth (Class II)
   Van Kampen UIF Global Franchise (Class II)            LIT Comstock (Class II)
   Van Kampen UIF Int'l Growth Equity (Class II)         LIT Growth and Income (Class II)
   Van Kampen UIF Mid Cap Growth (Class II)              LIT Money Market (Class II)
    Van Kampen UIF Small Company Growth                  Strat Growth II
       (Class II)
   Van Kampen UIF U.S. Mid Cap Value (Class II)
   Van Kampen UIF U.S. Real Estate (Class II)

--------
*  Fund was available, but had no assets at December 31, 2007

   The net assets are affected by the investment results of each fund, transactions by contractholders and certain contract expenses (see Note 3). The accompanying financial statements include only contractholders' purchase payments applicable to the variable portions of their contracts and exclude any purchase payments directed by the contractholder to the fixed account ("Fixed Account") in which the contractholders earn a fixed rate of return.

   A contractholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

   Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

2.  Summary of Significant Accounting Policies

   Investments--Investments consist of shares of the Funds and are stated at fair value based on net asset values of the Funds, which value their investment securities at fair value. The difference between cost and net asset value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

   Contracts in payout (annuitization) period--Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table and Annuity 2000 Mortality Table, depending on the annuitization date. The assumed investment return is 3.72%, with 3.00% minimum and 6.00% maximum. The mortality risk is fully borne by Allstate Life and may result in additional amounts being transferred into the variable annuity account by Allstate Life to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the sub-accounts from Allstate Life but not yet received. Conversely, if amounts allocated exceed amounts required, transfers may be made to Allstate Life. A payable is established for amounts payable to Allstate Life from the sub-accounts but not yet paid.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   Dividends--Dividends declared by the Funds are recognized on the ex-dividend date.

   Net Realized Gains and Losses--Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

   Federal Income Taxes--The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The operations of the Account are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

   The Account had no liability for unrecognized tax benefits at December 31, 2007 and there was no activity related to unrecognized tax benefits during the year. The Account believes that it is reasonably possible that the liability balance will not significantly increase or decrease within the next 12 months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

   Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results could differ from those estimates.

   Pending accounting standard--In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which redefines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. Additional disclosures and modifications to current fair value disclosures will be required upon adoption of SFAS No. 157. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. In November 2007, the FASB decided to allow deferral of the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Account has no nonfinancial assets or nonfinancial liabilities. The adoption of SFAS No. 157 is not expected to have a material effect on the Account's financial statements; however, SFAS No. 157 requires additional disclosures.

3.  Expenses

   Mortality and Expense Risk Charge--Allstate Life assumes mortality and expense risks, related to the operations of the Account and deducts charges daily at a rate ranging from 0.40% to 2.50% per annum of the daily net assets of the Account, based on the Contract and rider options selected. The mortality and expense risk charge is recognized as a reduction in accumulation unit values. The mortality and expense risk charge covers insurance benefits available with the Contracts and certain expenses of the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contracts. Allstate

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Life guarantees that the amount of this charge will not increase over the life of the Contracts. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

   Administrative Expense Charge--Allstate Life deducts administrative expense charges daily at a rate ranging from 0% to 0.30% per annum of the average daily net assets of the Account. The contract will specify which rate applies. The administrative expense charge is recognized as a reduction in accumulation unit values.

   Contract Maintenance Charge--Allstate Life deducts an annual maintenance charge up to $35, depending upon the contract, on each contract anniversary and guarantees that this charge will not increase over the life of the contract. This charge will be waived if certain conditions are met. Allstate Life deducts a monthly fee for contracts with Retirement Income Guarantee Riders at rates ranging from 0.05% to 0.30% per annum of the income base. The income base is comprised of either the contract value on the date the rider option is purchased and is adjusted for subsequent purchases or withdrawals or the highest contract value on any anniversary date adjusted for subsequent purchases or withdrawals, depending on the rider option selected. The contract maintenance charge is recognized as redemption of units.

   Withdrawal Charge--In the event of withdrawal of the account value during a specified period, a withdrawal charge may be imposed. The withdrawal charge varies by contract and ranges from 0.5%-9.00% in the first year of the contract and declines to 0% in various years as defined in the contract. The Preferred Client Variable Annuity does not charge a withdrawal charge. These amounts are included in payments on terminations but are remitted to Allstate Life.

4.  Purchases of Investments

   The cost of purchases of investments for the year ended December 31, 2007 were as follows:

                                                              Purchases
                                                              ----------
       Investments in the Advanced Series Trust Sub-Accounts:
          AST Advanced Strategies (a)........................ $1,299,771
          AST Aggressive Asset Allocation (a)................     53,185
          AST AllianceBernstein Core Value (a)...............      9,570
          AST AllianceBernstein Growth & Income (a)..........     60,110
          AST AllianceBernstein Managed Index 500 (a)........     50,614
          AST American Century Strategic Allocation (a)......    148,046
          AST Balanced Asset Allocation (a)..................  3,889,687
          AST Capital Growth Asset Allocation (a)............  2,870,443
          AST Cohen & Steers Realty (a)......................      7,742
          AST Conservative Asset Allocation (a)..............    750,556
          AST DeAm Large-Cap Value (a).......................      1,221
          AST DeAm Small-Cap Value (a).......................        336
          AST Federated Aggressive Growth (a)................        610
          AST First Trust Balanced Target (a)................  2,647,299
          AST First Trust Capital Appreciation Target (a)....  4,917,561
          AST Goldman Sachs Concentrated Growth (a)..........     10,494
          AST Goldman Sachs Mid-Cap Growth (a)...............      1,906
          AST High Yield (a).................................      1,831
          AST International Growth (a).......................     30,593

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                         Purchases
                                                                        -----------
Investments in the Advanced Series Trust Sub-Accounts (continued):
   AST International Value (a)......................................... $    67,620
   AST JPMorgan International Equity (a)...............................      61,499
   AST Large-Cap Value (a).............................................      20,257
   AST Lord Abbett Bond-Debenture (a)..................................       3,052
   AST Marsico Capital Growth (a)......................................      15,419
   AST MFS Global Equity (a)...........................................      52,596
   AST Mid-Cap Value (a)...............................................       4,174
   AST Money Market (a)................................................      66,392
   AST Neuberger Berman Mid-Cap Growth (a).............................       1,444
   AST Neuberger Berman Mid-Cap Value (a)..............................       2,277
   AST Neuberger Berman Small-Cap Growth (a)...........................         842
   AST PIMCO Total Return Bond (a).....................................     112,534
   AST Preservation Asset Allocation (a)...............................     491,460
   AST Small-Cap Value (a).............................................      30,160
   AST T. Rowe Price Asset Allocation (a)..............................   2,954,556
   AST T. Rowe Price Global Bond (a)...................................       6,080
   AST T. Rowe Price Large-Cap Growth (a)..............................      19,733
   AST T. Rowe Price Natural Resources (a).............................      45,600
   AST UBS Dynamic Alpha (a)...........................................   1,479,179

Investments in the AIM Variable Insurance Funds Sub-Accounts:
   AIM V. I. Basic Balanced............................................   3,821,928
   AIM V. I. Basic Value...............................................   2,967,513
   AIM V. I. Capital Appreciation......................................   2,812,054
   AIM V. I. Capital Development.......................................   3,900,811
   AIM V. I. Core Equity...............................................   5,437,755
   AIM V. I. Diversified Income........................................   3,678,559
   AIM V. I. Government Securities.....................................   3,020,804
   AIM V. I. High Yield................................................   1,541,701
   AIM V. I. International Growth......................................   4,908,687
   AIM V. I. Large Cap Growth..........................................     986,616
   AIM V. I. Mid Cap Core Equity.......................................   2,442,372
   AIM V. I. Money Market..............................................  17,678,553
   AIM V. I. Technology................................................     600,603
   AIM V. I. Utilities.................................................   2,218,953

Investments in the AIM Variable Insurance Funds Series II Sub-Accounts:
   AIM V. I. Basic Balanced II.........................................      73,885
   AIM V. I. Basic Value II............................................   1,813,905
   AIM V. I. Capital Appreciation II...................................     170,322
   AIM V. I. Capital Development II....................................     241,284
   AIM V. I. Core Equity II............................................     170,704
   AIM V. I. Diversified Income II.....................................      93,060
   AIM V. I. Government Securities II..................................      70,141

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                     Purchases
                                                                                    -----------
Investments in the AIM Variable Insurance Funds Series II Sub-Accounts (continued):
   AIM V. I. High Yield II......................................................... $    93,403
   AIM V. I. International Growth II...............................................     125,915
   AIM V. I. Large Cap Growth II...................................................      12,471
   AIM V. I. Mid Cap Core Equity II................................................     250,516
   AIM V. I. Money Market II.......................................................     728,051
   AIM V. I. Technology II.........................................................      15,217
   AIM V. I. Utilities II..........................................................     238,281

Investments in the AllianceBernstein Variable Product Series Fund Sub-Accounts:
   AllianceBernstein VPS Growth (b)................................................   4,157,254
   AllianceBernstein VPS Growth & Income (c).......................................  16,138,579
   AllianceBernstein VPS International Value (d)...................................   8,424,495
   AllianceBernstein VPS Large Cap Growth (e)......................................   3,733,289
   AllianceBernstein VPS Small/Mid Cap Value (f)...................................   5,943,373
   AllianceBernstein VPS Utility Income (g)........................................   2,489,574
   AllianceBernstein VPS Value (h).................................................     727,468

Investments in the American Century Variable Portfolios, Inc Sub-Accounts:
   American Century VP Balanced....................................................       3,581
   American Century VP International...............................................         196

Investments in the Dreyfus Socially Responsible Growth Fund, Inc. Sub-Accounts:
   Dreyfus Socially Responsible Growth Fund........................................       1,213

Investments in the Dreyfus Stock Index Fund Sub-Accounts:
   Dreyfus Stock Index Fund........................................................      69,196

Investments in the Dreyfus Variable Investment Fund Sub-Accounts:
   VIF Growth & Income.............................................................      26,270
   VIF Money Market................................................................     436,357
   VIF Small Company Stock (i).....................................................      23,490

Investments in the DWS Variable Series I Sub-Accounts:
   DWS VIP Bond A..................................................................     310,587
   DWS VIP Capital Growth A........................................................     185,714
   DWS VIP Global Opportunities....................................................     276,334
   DWS VIP Growth and Income A.....................................................     174,494
   DWS VIP International...........................................................     157,575

--------
(b)Previously known as AllianceBernstein Growth
(c)Previously known as AllianceBernstein Growth & Income
(d)Previously known as AllianceBernstein International Value
(e)Previously known as AllianceBernstein Large Cap Growth
(f)Previously known as AllianceBernstein Small/Mid Cap Value
(g)Previously known as AllianceBernstein Utility Income
(h)Previously known as AllianceBernstein Value
(i)For the period beginning January 1, 2007 and ended April 30, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                              Purchases
                                                                                             -----------
Investments in the DWS Variable Series II Sub-Accounts:
   DWS VIP Balanced A....................................................................... $   114,220
   DWS VIP Money Market A II................................................................     265,474
   DWS VIP Small Cap Growth A...............................................................      42,780

Investments in the Federated Insurance Series Sub-Accounts:
   Federated Prime Money Fund II (j)........................................................  13,087,338

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
   VIP Contrafund...........................................................................   4,363,045
   VIP Equity-Income........................................................................     536,550
   VIP Growth...............................................................................     457,270
   VIP High Income..........................................................................     669,734
   VIP Index 500............................................................................     821,410
   VIP Investment Grade Bond................................................................     245,249
   VIP Overseas.............................................................................     996,582

Investments in the Fidelity Variable Insurance Products Fund (Service Class 2) Sub-Accounts:
   VIP Asset Manager Growth (Service Class 2)...............................................       2,383
   VIP Contrafund (Service Class 2).........................................................  57,728,071
   VIP Equity-Income (Service Class 2)......................................................     441,403
   VIP Freedom 2010 Portfolio (Service Class 2).............................................   4,594,700
   VIP Freedom 2020 Portfolio (Service Class 2).............................................   4,912,705
   VIP Freedom 2030 Portfolio (Service Class 2).............................................   1,378,708
   VIP Freedom Income Portfolio (Service Class 2)...........................................   1,679,173
   VIP Growth & Income (Service Class 2)....................................................   2,436,031
   VIP Growth (Service Class 2).............................................................       4,860
   VIP Growth Stock Portfolio (Service Class 2) (k).........................................   1,600,290
   VIP High Income (Service Class 2)........................................................   2,804,984
   VIP Index 500 (Service Class 2)..........................................................   8,019,350
   VIP Investment Grade Bond (Service Class 2)..............................................       1,275
   VIP Mid Cap (Service Class 2)............................................................  12,735,818
   VIP Money Market (Service Class 2).......................................................   6,806,459
   VIP Overseas (Service Class 2)...........................................................      90,381

Investments in the Franklin Templeton Variable Insurance Products Trust Sub-Accounts:
   Franklin Flex Cap Growth Securities......................................................     993,793
   Franklin Growth and Income Securities....................................................  15,354,120
   Franklin High Income Sec 2...............................................................   2,066,276
   Franklin Income Securities...............................................................  91,366,926
   Franklin Large Cap Growth Securities.....................................................  21,882,992
   Franklin Small Cap Value Securities......................................................  13,107,242
   Franklin Small Mid-Cap Growth Securities.................................................     358,049
   Franklin U.S. Government.................................................................   9,487,278
   Mutual Discovery.........................................................................  17,704,815

--------
(j)On April 27, 2007 STI International Equity merged into Federated Prime Money Fund II
(k)Previously known as VIP Freedom Growth Stock Portfolio (Service Class 2)

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                                   Purchases
                                                                                                  -----------
Investments in the Franklin Templeton Variable Insurance Products Trust Sub-Accounts (continued):
   Mutual Shares Securities...................................................................... $48,441,129
   Templeton Developing Markets Securities.......................................................  14,229,085
   Templeton Foreign Securities..................................................................  52,396,133
   Templeton Global Income Securities............................................................     503,633
   Templeton Growth Securities...................................................................     709,456

Investments in the Goldman Sachs Variable Insurance Trust Sub-Accounts:
   VIT Capital Growth............................................................................       2,900
   VIT Growth and Income.........................................................................   3,319,285
   VIT Mid Cap Value.............................................................................   1,489,482
   VIT Strategic International Equity (l)........................................................         787
   VIT Structured Small Cap Equity Fund..........................................................   4,172,879
   VIT Structured U.S. Equity Fund...............................................................   3,019,093

Investments in the Janus Aspen Series Sub-Accounts:
   Forty Portfolio...............................................................................         242

Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
   Foreign Stock (Service Shares)................................................................       1,880

Investments in the Lazard Retirement Series, Inc. Sub-Accounts:
   Emerging Markets..............................................................................       3,311

Investments in the Legg Mason Partners Variable Portfolios I, Inc Sub-Accounts:
   Legg Mason Variable All Cap Portfolio I (i)(m)................................................         635
   Legg Mason Variable Fundamental Value Portfolio (m)(n)........................................       8,694
   Legg Mason Variable Investors Portfolio I.....................................................         785

Investments in the Lord Abbett Series Fund Sub-Accounts:
   All Value.....................................................................................   3,563,010
   Bond-Debenture................................................................................  13,897,513
   Growth and Income.............................................................................  16,316,668
   Growth Opportunities..........................................................................   9,364,180
   Mid-Cap Value.................................................................................  16,493,453

Investments in the MFS Variable Insurance Trust Sub-Accounts:
   MFS Emerging Growth...........................................................................      26,505
   MFS High Income...............................................................................     186,504
   MFS Investors Trust...........................................................................     115,947
   MFS New Discovery.............................................................................     525,989
   MFS Research..................................................................................      13,856
   MFS Research Bond.............................................................................     178,417
   MFS Utilities.................................................................................     177,655

--------
(i)For the period beginning January 1, 2007 and ended April 30, 2007
(l)Previously known as VIT International Equity
(m)On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Variable Fundamental Value
(n)For the period beginning May 1, 2007 and ended December 31, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                             Purchases
                                                                                            -----------

Investments in the MFS Variable Insurance Trust (Service Class) Sub-Accounts:
   MFS Emerging Growth (Service Class)..................................................... $     6,718
   MFS Investors Trust (Service Class).....................................................      21,434
   MFS New Discovery (Service Class).......................................................      71,809
   MFS Research (Service Class)............................................................       4,836
   MFS Utilities (Service Class)...........................................................     322,566

Investments in the Morgan Stanley Variable Investment Series Sub-Accounts:
   Aggressive Equity.......................................................................     672,203
   Dividend Growth.........................................................................   6,544,283
   Equity..................................................................................   3,412,168
   European Growth.........................................................................   4,628,903
   Global Advantage........................................................................   1,005,203
   Global Dividend Growth..................................................................  19,456,190
   High Yield..............................................................................   2,172,879
   Income Builder..........................................................................   3,681,817
   Limited Duration........................................................................   3,629,440
   Money Market............................................................................  46,571,594
   Quality Income Plus.....................................................................  16,636,009
   S&P 500 Index...........................................................................   3,459,958
   Strategist..............................................................................  33,225,379
   Utilities...............................................................................  17,971,168

Investments in the Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts:
   Aggressive Equity (Class Y Shares)......................................................   1,945,193
   Dividend Growth (Class Y Shares)........................................................   3,510,403
   Equity (Class Y Shares).................................................................   2,130,879
   European Growth (Class Y Shares)........................................................   2,202,679
   Global Advantage (Class Y Shares).......................................................     553,535
   Global Dividend Growth (Class Y Shares).................................................  11,044,104
   High Yield (Class Y Shares).............................................................   2,218,721
   Income Builder (Class Y Shares).........................................................   4,668,094
   Limited Duration (Class Y Shares).......................................................  13,066,527
   Money Market (Class Y Shares)...........................................................  71,744,078
   Quality Income Plus (Class Y Shares)....................................................  24,141,899
   S&P 500 Index (Class Y Shares)..........................................................   6,839,133
   Strategist (Class Y Shares).............................................................  14,862,525
   Utilities (Class Y Shares)..............................................................   5,837,298

Investments in the Neuberger & Berman Advisors Management Trust Sub-Accounts:
   AMT Mid-Cap Growth......................................................................          --
   AMT Partners............................................................................      16,599

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
   Oppenheimer Balanced....................................................................     920,906
   Oppenheimer Capital Appreciation........................................................     430,456
   Oppenheimer Core Bond...................................................................     292,772

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                            Purchases
                                                                                           -----------
Investments in the Oppenheimer Variable Account Funds Sub-Accounts (continued):
   Oppenheimer Global Securities.......................................................... $ 1,974,544
   Oppenheimer High Income................................................................     201,955
   Oppenheimer Main Street................................................................     180,028
   Oppenheimer Main Street Small Cap Growth...............................................     322,853
   Oppenheimer MidCap Fund................................................................      55,021
   Oppenheimer Strategic Bond.............................................................   1,696,291

Investments in the Oppenheimer Variable Account Funds (Service Class ("SC")) Sub-Accounts:
   Oppenheimer Balanced (SC)..............................................................   7,213,725
   Oppenheimer Capital Appreciation (SC)..................................................   6,987,626
   Oppenheimer Core Bond (SC).............................................................  28,802,119
   Oppenheimer Global Securities (SC).....................................................  13,049,818
   Oppenheimer High Income (SC)...........................................................   7,009,744
   Oppenheimer Main Street (SC)...........................................................  12,578,181
   Oppenheimer Main Street Small Cap Growth (SC)..........................................   7,601,354
   Oppenheimer MidCap Fund (SC)...........................................................   2,715,674
   Oppenheimer Strategic Bond (SC)........................................................  18,432,873

Investments in the PIMCO Advisors Variable Insurance Trust Sub-Accounts:
   OpCap Balanced.........................................................................         899
   OpCap Small Cap........................................................................         495

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
   Foreign Bond...........................................................................         652
   Money Market...........................................................................      17,319
   PIMCO Total Return.....................................................................       2,541
   PIMCO VIT Commodity Real Return Strategy...............................................     882,412
   PIMCO VIT Emerging Markets Bond (Admin Shares).........................................     631,504
   PIMCO VIT Real Return (Advisor Shares).................................................   8,810,375
   PIMCO VIT Total Return (Advisor Shares)................................................  13,906,546

Investments in the Putnam Variable Trust Sub-Accounts:
   VT American Government Income..........................................................   6,478,911
   VT Capital Appreciation................................................................   2,758,285
   VT Capital Opportunities...............................................................   3,964,704
   VT Discovery Growth....................................................................   2,992,508
   VT Diversified Income..................................................................   8,694,461
   VT Equity Income.......................................................................   8,875,876
   VT The George Putnam Fund of Boston....................................................  35,645,060
   VT Global Asset Allocation.............................................................  11,531,820
   VT Global Equity.......................................................................   5,207,767
   VT Growth and Income...................................................................  96,007,420
   VT Growth Opportunities................................................................   1,370,763
   VT Health Sciences.....................................................................   2,075,467
   VT High Yield..........................................................................  15,706,902
   VT Income..............................................................................  29,605,053
   VT International Equity................................................................  86,411,795

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                     Purchases
                                                                                    ------------
Investments in the Putnam Variable Trust Sub-Accounts (continued):
   VT International Growth and Income.............................................. $ 21,790,152
   VT International New Opportunities..............................................    5,724,030
   VT Investors....................................................................    5,340,509
   VT Mid Cap Value................................................................    4,969,132
   VT Money Market.................................................................  129,884,567
   VT New Opportunities............................................................    1,612,702
   VT New Value....................................................................   39,119,280
   VT OTC & Emerging Growth........................................................    2,317,863
   VT Research.....................................................................    1,536,519
   VT Small Cap Value..............................................................   22,711,123
   VT Utilities Growth and Income..................................................    4,542,819
   VT Vista........................................................................    1,562,134
   VT Voyager......................................................................    5,138,128

Investments in the Rydex Variable Trust Sub-Accounts:
   Rydex OTC.......................................................................        1,151

Investments in the STI Classic Variable Trust Sub-Accounts:
   STI Classic Large Cap Core Equity Fund (o)......................................      855,982
   STI Classic Large Cap Growth Stock Fund (p).....................................    1,438,974
   STI International Equity (q)....................................................      753,472
   STI Investment Grade Bond (q)...................................................      385,839
   STI Large Cap Value Equity......................................................      902,297
   STI Mid-Cap Core Equity Fund (r)................................................    1,326,583
   STI Small Cap Value Equity......................................................    2,861,211

Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
   Van Kampen UIF Emerging Markets Equity..........................................   14,918,033
   Van Kampen UIF Equity Growth....................................................    3,940,266
   Van Kampen UIF Fixed Income.....................................................       75,269
   Van Kampen UIF Global Value Equity..............................................       12,000
   Van Kampen UIF High Yield.......................................................        1,063
   Van Kampen UIF International Magnum.............................................    9,572,940
   Van Kampen UIF Mid Cap Growth...................................................    5,895,431
   Van Kampen UIF U.S. Mid Cap Value...............................................   20,709,709
   Van Kampen UIF U.S. Real Estate.................................................    9,492,963
   Van Kampen UIF Value............................................................       31,115

Investments in the The Universal Institutional Funds, Inc. (Class II) Sub-Accounts:
   Van Kampen UIF Emerging Markets Debt (Class II).................................    6,190,817
   Van Kampen UIF Emerging Markets Equity (Class II)...............................    7,692,274
   Van Kampen UIF Equity and Income (Class II).....................................   16,469,829

--------
(o)Previously known as STI Large Cap Relative Value
(p)Previously known as STI Capital Appreciation
(q)For the period beginning January 1, 2007 and ended April 27, 2007
(r)Previously known as STI Mid-Cap Equity

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                                  Purchases
                                                                                                --------------
Investments in the The Universal Institutional Funds, Inc. (Class II) Sub-Accounts (continued):
   Van Kampen UIF Equity Growth (Class II)..................................................... $    1,532,337
   Van Kampen UIF Global Franchise (Class II)..................................................     27,370,115
   Van Kampen UIF Int'l Growth Equity (Class II)...............................................      1,872,729
   Van Kampen UIF Mid Cap Growth (Class II)....................................................     16,571,655
   Van Kampen UIF Small Company Growth (Class II)..............................................      4,169,979
   Van Kampen UIF U.S. Mid Cap Value (Class II)................................................     16,912,843
   Van Kampen UIF U.S. Real Estate (Class II)..................................................     29,427,425

Investments in the Van Kampen Life Investment Trust Sub-Accounts:
   LIT Comstock................................................................................      8,508,277
   LIT Government..............................................................................        160,584
   LIT Money Market............................................................................      1,950,355
   Strat Growth I..............................................................................      1,086,730

Investments in the Van Kampen Life Investment Trust (Class II) Sub-Accounts:
   LIT Aggressive Growth (Class II)............................................................      3,036,968
   LIT Comstock (Class II).....................................................................     29,056,786
   LIT Growth and Income (Class II)............................................................     19,991,254
   LIT Money Market (Class II).................................................................     25,083,181
   LIT Strat Growth II.........................................................................      4,692,679
                                                                                                --------------
                                                                                                $1,935,418,164
                                                                                                ==============

5.  Financial Highlights

   Allstate Life offers multiple variable annuity contracts through this Account that have unique combinations of features and fees that are assessed to the contractholders. Differences in these fee structures result in various contract expense rates and accumulation unit values which in turn result in various expense and total return ratios.

   In the table below, the units, the range of lowest to highest accumulation unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios assessed by Allstate Life and the corresponding range of total return is presented for each rider option of the sub-accounts that had outstanding units during the period. These ranges of lowest to highest accumulation unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. Therefore, some individual contract ratios are not within the ranges presented. The range of the lowest and highest unit fair values disclosed in the Statement of Net Assets may differ from the values disclosed herein because the values in the Statement of Net Assets represent the absolute lowest and highest values without consideration of the corresponding expense ratios.

   As discussed in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets. The amount deducted is based upon the product and the number and magnitude of rider options selected by each contractholder. This results in several accumulation unit values for each sub-account based upon those choices.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

Items in the following table are notated as follows:

    * Investment Income Ratio--These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

    ** Expense Ratio--These amounts represent the annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and administrative expense charges, for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

    ***Total Return--These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

       Since the total return for periods less than one year has not been annualized, the difference between the lowest and the highest total return in the range may be broader if one or both of the total returns relate to a product which was introduced during the reporting year.

       Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Advanced Series
  Trust Sub-Accounts:
   AST Advanced Strategies (a)
   2007..............  118    $10.44 - 10.51     $1,239        0.18%       1.00 - 2.65%      4.42 -   5.15%

   AST Aggressive Asset Allocation (a)
   2007..............    5     10.32 - 10.39         54        0.27        1.00 - 2.65       3.17 -   3.89

   AST AllianceBernstein Core Value (a)
   2007..............    1      9.45 -  9.51         10        0.00        1.00 - 2.65      -5.53 -  -4.86

   AST AllianceBernstein Growth & Income (a)
   2007..............    5     10.17 - 10.24         48        1.48        1.00 - 2.65       1.66 -   2.37

   AST AllianceBernstein Managed Index 500 (a)
   2007..............    1      9.71 -  9.78         12       10.78        1.00 - 2.65      -2.91 -  -2.23

   AST American Century Income & Growth (a)
   2007..............  < 1      9.52 -  9.59         --        0.00        1.00 - 2.65      -4.80 -  -4.13

   AST American Century Strategic Allocation (a)
   2007..............   13     10.38 - 10.45        135        3.18        1.00 - 2.65       3.76 -   4.49

   AST Balanced Asset Allocation (a)
   2007..............  348     10.39 - 10.46      3,631        0.51        1.00 - 2.65       3.91 -   4.64

   AST Capital Growth Asset Allocation (a)
   2007..............  256     10.38 - 10.45      2,666        0.33        1.00 - 2.65       3.76 -   4.49

   AST Cohen & Steers Realty (a)
   2007..............    1      9.33 -  9.39          8        0.00        1.00 - 2.65      -6.71 -  -6.05

   AST Conservative Asset Allocation (a)
   2007..............   64     10.40 - 10.47        669        0.43        1.00 - 2.65       4.01 -   4.74

   AST DeAm Large-Cap Value (a)
   2007..............  < 1      9.77 -  9.84          1        0.00        1.00 - 2.65      -2.26 -  -1.58

   AST DeAm Small-Cap Value (a)
   2007..............  < 1      8.80 -  8.86        < 1        0.00        1.00 - 2.65     -11.40 - -12.12

   AST Federated Aggressive Growth (a)
   2007..............  < 1     10.17 - 10.24          1        0.00        1.00 - 2.65       1.73 -   2.45

   AST First Trust Balanced Target (a)
   2007..............  238     10.39 - 10.46      2,479        0.46        1.00 - 2.65       3.86 -   4.58

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                               At December 31,                    For the year ended December 31,
                     ----------------------------------- ------------------------------------------------
                              Accumulation                                  Expense            Total
                     Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                     (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                     ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Advanced Series
  Trust Sub-Accounts
  (continued):
   AST First Trust Capital Appreciation Target (a)
   2007.............  441    $10.52 - 10.60     $4,653        0.19%       1.00 - 2.65%     5.22 -   5.95%

   AST Goldman Sachs Concentrated Growth (a)
   2007.............  < 1     10.37 - 10.44         10        0.00        1.00 - 2.65      3.68 -   4.41

   AST Goldman Sachs Mid-Cap Growth (a)
   2007.............  < 1     10.38 - 10.46          2        0.00        1.00 - 2.65      3.84 -   4.57

   AST High Yield (a)
   2007.............  < 1     10.48 - 10.56          2        0.00        1.00 - 2.65      4.83 -   5.56

   AST International Growth (a)
   2007.............    2     11.03 - 11.10         24        0.62        1.00 - 2.65     10.26 -  11.03

   AST International Value (a)
   2007.............    5     10.43 - 10.50         57        1.16        1.00 - 2.65      4.31 -   5.04

   AST JPMorgan International Equity (a)
   2007.............    5     10.30 - 10.37         51        2.13        1.00 - 2.65      3.02 -   3.74

   AST Large-Cap Value (a)
   2007.............    2      9.52 -  9.59         19        1.34        1.00 - 2.65     -4.78 -  -4.11

   AST Lord Abbett Bond Debenture (a)
   2007.............  < 1     10.36 - 10.43          3        0.00        1.00 - 2.65      3.57 -   4.29

   AST Marsico Capital Growth (a)
   2007.............    1     10.78 - 10.86         15        0.23        1.00 - 2.65      7.83 -   8.58

   AST MFS Global Equity (a)
   2007.............    1     10.39 - 10.46          8       21.72        1.00 - 2.65      3.91 -   4.63

   AST MFS Growth (a)
   2007.............  < 1     10.72 - 10.80         --        0.00        1.00 - 2.65      7.22 -   7.97

   AST Mid-Cap Value (a)
   2007.............  < 1      9.71 -  9.78          4        0.00        1.00 - 2.65     -2.89 -  -2.21

   AST Money Market (a)
   2007.............    7     10.09 - 10.16         66        0.30        1.00 - 2.65      0.89 -   1.60

   AST Neuberger Berman Mid-Cap Growth (a)
   2007.............  < 1     10.46 - 10.53          1        0.00        1.00 - 2.65      4.60 -   5.33

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Advanced Series
  Trust Sub-Accounts
  (continued):
   AST Neuberger Berman Mid-Cap Value (a)
   2007...............   < 1   $ 9.99 - 10.05    $     2       0.00%        1.00 - 2.65%     -0.15 -  0.55%

   AST Neuberger Berman Small-Cap Growth (a)
   2007...............   < 1    11.19 - 11.27          1       0.00         1.00 - 2.65      11.93 - 12.72

   AST PIMCO Limited Maturity Bond (a)
   2007...............   < 1    10.30 - 10.37         --       0.00         1.00 - 2.65       3.02 -  3.75

   AST PIMCO Total Return Bond (a)
   2007...............     6    10.56 - 10.64         67       6.10         1.00 - 2.65       5.62 -  6.36

   AST Preservation Asset Allocation (a)
   2007...............    46    10.45 - 10.52        481       0.37         1.00 - 2.65       4.52 -  5.25

   AST Small-Cap Growth (a)
   2007...............   < 1     9.83 -  9.90         --       0.00         1.00 - 2.65      -1.69 - -1.00

   AST Small-Cap Value (a)
   2007...............     2     9.42 -  9.48         22       1.62         1.00 - 2.65      -5.84 - -5.18

   AST T. Rowe Price Asset Allocation (a)
   2007...............   276    10.16 - 10.23      2,811       1.66         1.00 - 2.65       1.62 -  2.33

   AST T. Rowe Price Global Bond (a)
   2007...............     1    10.57 - 10.64          6       0.00         1.00 - 2.65       5.68 -  6.42

   AST T. Rowe Price Large-Cap Growth (a)
   2007...............     2    10.04 - 10.11         19       0.14         1.00 - 2.65       0.37 -  1.07

   AST T. Rowe Price Natural Resources (a)
   2007...............     4    11.59 - 11.67         44       0.80         1.00 - 2.65      15.93 - 16.74

   AST UBS Dynamic Alpha (a)
   2007...............   144     9.65 -  9.72      1,395       1.34         1.00 - 2.65      -3.46 - -2.78

Investments in the AIM
  Variable Insurance
  Funds Sub-Accounts:
   AIM V. I. Aggressive Growth
   2006 (s)...........    --      N/A - N/A           --       0.00                  --        N/A - N/A
   2005............... 2,454     9.23 - 12.43     26,951       0.00         1.10 - 1.85       3.79 -  4.59
   2004............... 2,810     8.89 -  9.06     29,360       0.00         1.35 - 1.85       9.74 - 10.29
   2003............... 3,183     8.11 -  8.22     30,014       0.00         1.35 - 1.85      24.33 - 24.97

--------
(a)For the period beginning July 30, 2007 and ended December 31, 2007
(s)On May 1, 2006 AIM V. I. Aggressive Growth merged into AIM V. I. Capital Appreciation

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                             At December 31,                    For the year ended December 31,
                   ----------------------------------- ------------------------------------------------
                            Accumulation                                  Expense            Total
                   Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                   (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                   ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  AIM Variable
  Insurance Funds
  Sub-Accounts
  (continued):
   AIM V. I. Basic Balanced
   2007...........  3,322  $11.41 - 12.78    $ 39,458      2.82%        1.10 - 1.75%      0.41 -  1.08%
   2006...........  4,171   10.00 - 12.65      49,293      1.80         1.10 - 1.85       8.51 -  9.35
   2005...........  5,030    9.21 - 11.57      54,653      1.36         1.10 - 1.85       3.35 -  4.14
   2004...........  5,868    8.91 - 10.52      61,381      1.36         1.15 - 1.85       5.53 -  6.29
   2003...........  6,229    8.45 -  9.90      61,441      1.93         1.15 - 1.85      14.21 - 15.03

   AIM V. I. Basic Value
   2007...........  1,710   14.20 - 14.74      24,740      0.55         1.10 - 1.70      -0.18 -  0.43
   2006...........  2,172   14.22 - 14.68      31,399      0.37         1.10 - 1.70      11.30 - 11.97
   2005...........  2,572   12.78 - 13.11      33,202      0.09         1.10 - 1.70       3.96 -  4.58
   2004...........  2,711   10.80 - 10.80      33,661      0.00         1.50 - 1.50       8.03 -  8.03
   2003...........  2,385   11.26 - 11.41      27,024      0.04         1.10 - 1.70      31.38 - 32.17

   AIM V. I. Blue Chip
   2006 (t).......     --     N/A - N/A            --      0.24         1.70 - 1.70        N/A - N/A
   2005...........  3,256    6.31 -  6.50      20,821      0.54         1.10 - 1.70       1.76 -  2.37
   2004...........  3,828    6.20 -  6.35      23,985      0.10         1.10 - 1.70       2.91 -  3.53
   2003...........  4,128    6.03 -  6.13      25,059      0.00         1.10 - 1.70      23.04 - 23.78

   AIM V. I. Capital Appreciation
   2007........... 14,460    8.91 - 12.89     167,151      0.00         0.70 - 2.30       9.45 - 11.23
   2006 (s)(u)(v). 18,508    8.01 - 11.78     195,354      0.07         0.70 - 2.30       3.89 -  5.56
   2005........... 11,585    7.59 - 11.34     116,355      0.06         0.70 - 2.30       6.34 -  8.08
   2004........... 13,758    7.02 - 10.66     130,812      0.00         0.70 - 2.30       4.17 -  5.88
   2003........... 15,663    6.63 - 10.23     144,505      0.00         0.70 - 2.30      26.54 - 28.62

   AIM V. I. Capital Development
   2007...........  1,156   14.26 - 20.26      21,287      0.00         1.10 - 1.70       8.97 -  9.63
   2006...........  1,448   13.09 - 18.48      24,596      0.00         1.10 - 1.70      14.56 - 15.25
   2005...........  1,693   11.42 - 16.04      25,091      0.00         1.10 - 1.70       7.76 -  8.41
   2004...........  1,701   10.60 - 14.79      23,186      0.00         1.10 - 1.70      13.55 - 14.24
   2003...........  1,672    9.34 - 12.95      19,887      0.00         1.10 - 1.70      33.08 - 33.88

--------
(s)On May 1, 2006 AIM V. I. Aggressive Growth merged into AIM V. I. Capital Appreciation
(t)On June 12, 2006, AIM V. I. Blue Chip merged into AIM V. I. Large Cap Growth
(u)On November 3, 2006 AIM V. I. Demographic Trends merged into AIM V. I. Capital Appreciation
(v)On May 1, 2006, AIM V. I. Growth merged into AIM V. I. Capital Appreciation

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                             At December 31,                    For the year ended December 31,
                   ----------------------------------- ------------------------------------------------
                            Accumulation                                  Expense            Total
                   Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                   (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                   ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  AIM Variable
  Insurance Funds
  Sub-Accounts
  (continued):
   AIM V. I. Core Equity
   2007........... 13,757  $11.37 - 11.66    $194,919      1.03%        0.70 - 2.20%      5.75 -  7.36%
   2006 (w)....... 17,451   10.76 - 10.86     232,391      0.74         0.70 - 2.20       7.56 -  8.65
   2005...........  8,733    9.47 - 11.54     106,417      1.40         1.10 - 1.85       3.37 -  4.16
   2004........... 10,304    8.59 -  8.77     122,558      0.96         1.25 - 1.65       7.19 -  7.62
   2003........... 11,986    8.01 -  8.15     133,799      0.99         1.25 - 1.65      22.39 - 22.88

   AIM V. I. Demographic Trends
   2006 (u).......     --     N/A - N/A            --      0.00                  --        N/A - N/A
   2005...........  1,839    5.47 -  5.56       9,996      0.00         1.10 - 1.70       4.42 -  5.05
   2004...........  2,399   12.01 - 12.01      12,449      0.00         1.50 - 1.50       6.63 -  6.63
   2003...........  2,638   11.27 - 11.27      12,838      0.00         1.50 - 1.50      35.41 - 35.41

   AIM V. I. Diversified Income
   2007...........  1,495   11.58 - 11.74      18,045      6.76         1.10 - 1.85      -0.17 -  0.61
   2006...........  1,872   11.60 - 11.67      22,591      5.61         1.10 - 1.85       2.55 -  3.34
   2005...........  2,286   11.30 - 11.31      26,844      5.89         1.10 - 1.85       1.00 -  1.78
   2004...........  2,591   11.38 - 11.51      30,207      5.86         1.25 - 1.45       3.52 -  3.73
   2003...........  2,854   11.00 - 11.09      32,380      7.09         1.25 - 1.45       7.67 -  7.88

   AIM V. I. Government Securities
   2007...........  1,660   12.82 - 13.87      22,709      3.74         1.10 - 1.70       4.54 -  5.17
   2006...........  1,951   12.27 - 13.19      25,477      3.52         1.10 - 1.70       1.81 -  2.42
   2005...........  2,587   12.05 - 12.88      33,125      2.90         1.10 - 1.70      -0.05 -  0.55
   2004...........  3,234   11.81 - 12.39      41,389      3.54         1.15 - 1.65       0.89 -  1.39
   2003...........  4,156   11.70 - 12.22      52,569      2.41         1.15 - 1.65     -0.58 -  -0.09

   AIM V. I. Growth
   2006 (v).......     --     N/A - N/A            --      0.00         1.10 - 1.37        N/A - N/A
   2005........... 10,078    5.53 -  8.50      74,629      0.00         0.70 - 2.20       5.15 -  6.73
   2004........... 11,996    5.19 -  8.08      84,294      0.00         0.70 - 2.20       5.87 -  7.47
   2003........... 13,667    4.83 -  7.63      91,409      0.00         0.70 - 2.20      28.39 - 30.32

--------
(u)On November 3, 2006 AIM V. I. Demographic Trends merged into AIM V. I. Capital Appreciation
(v)On May 1, 2006, AIM V. I. Growth merged into AIM V. I. Capital Appreciation
(w)On May 1, 2006, AIM V. I. Premier Equity merged into AIM V. I. Core Equity

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                             At December 31,                    For the year ended December 31,
                   ----------------------------------- ------------------------------------------------
                            Accumulation                                  Expense            Total
                   Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                   (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                   ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  AIM Variable
  Insurance Funds
  Sub-Accounts
  (continued):
   AIM V. I. High Yield
   2007...........    950  $10.83 - 13.00    $ 10,238      6.51%        1.10 - 1.85%    -0.64 -   0.13%
   2006...........  1,225   10.81 - 13.08      13,245      7.66         1.10 - 1.85      8.69 -   9.53
   2005...........  1,578    9.87 - 12.03      15,601      8.13         1.10 - 1.85      0.82 -   1.60
   2004...........  1,993   10.98 - 11.94      19,434      2.86         1.15 - 1.85      9.19 -   9.98
   2003...........  2,276    9.99 - 10.93      20,211      7.73         1.15 - 1.85     25.67 -  26.58

   AIM V. I. International Growth
   2007...........  3,092   17.75 - 17.90      58,800      0.40         1.10 - 1.85     12.59 -  13.46
   2006...........  3,717   15.76 - 15.78      62,827      1.01         1.10 - 1.85     25.87 -  26.83
   2005...........  3,971   12.44 - 12.52      53,896      0.66         1.10 - 1.85     16.64 -  25.24
   2004...........  3,969   10.37 - 10.60      47,559      0.64         1.25 - 1.65     21.98 -  22.47
   2003...........  4,237    8.50 -  8.65      42,319      0.52         1.25 - 1.65      26.95 - 27.46

   AIM V. I. Large Cap Growth
   2007...........  1,448   12.58 - 12.70      18,302      0.03         1.10 - 1.70     13.68 -  14.37
   2006 (t)(x)....  1,721   11.07 - 11.11      19,086      0.33          1.10 -1.70     10.69 -  11.06

   AIM V. I. Mid Cap Core Equity
   2007...........  1,440   13.23 - 17.98      23,624      0.20         1.10 - 2.20      7.15 -   8.34
   2006...........  1,898   12.35 - 16.59      28,749      0.91         1.10 - 2.20      8.83 -  10.03
   2005...........  2,172   11.35 - 15.08      30,351      0.55         1.10 - 2.20      5.29 -   6.44
   2004...........  1,876   10.78 - 10.84      25,617      0.40         1.28 - 2.20      7.76 -   8.43
   2003...........  1,375   12.42 - 12.58      17,193      0.00         1.10 - 1.70     25.17 -  25.92

   AIM V. I. Money Market
   2007...........  1,818   10.80 - 12.17      21,740      4.55         1.10 - 1.70      2.77 -   3.39
   2006...........  1,821   10.51 - 11.77      21,080      4.26         1.10 - 1.70      2.52 -   3.14
   2005...........  1,793   10.25 - 11.42      20,186      2.40         1.10 - 1.70      0.79 -   1.40
   2004...........  2,239   10.17 - 11.26      25,037      0.63         1.10 - 1.70     -1.01 -  -0.41
   2003...........  3,415   10.27 - 11.30      38,378      0.60         1.10 - 1.70     -1.12 -  -0.52

   AIM V. I. Premier Equity
   2006 (w).......     --     N/A - N/A            --      1.02         1.30 - 1.95        N/A - N/A
   2005........... 15,763    7.16 -  8.34     145,943      0.77         0.70 - 2.20      3.36 -   4.92
   2004........... 19,269    6.82 - 10.04     172,357      0.43         0.70 - 2.20      3.45 -   5.03
   2003........... 23,027    6.49 -  7.80     199,189      0.29         0.70 - 2.20     22.36 -  24.21

--------
(t)On June 12, 2006, AIM V. I. Blue Chip merged into AIM V. I. Large Cap Growth
(w)On May 1, 2006, AIM V. I. Premier Equity merged into AIM V. I. Core Equity
(x)For the period beginning June 12, 2006 and ended December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation
                       Units     Unit Value     Net Assets  Investment    Expense Ratio**   Total Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the AIM
  Variable Insurance
  Funds Sub-Accounts
  (continued):
   AIM V. I. Technology
   2007...............   375   $12.79 - 13.08    $ 4,858       0.00%        1.10 - 1.70%      5.88 -  6.52%
   2006...............   453    12.08 - 12.28      5,519       0.00         1.10 - 1.70       8.62 -  9.28
   2005...............   536    11.12 - 11.23      5,997       0.00         1.10 - 1.70       0.47 -  1.06
   2004 (ai)..........   657    11.07 - 11.12      7,295       0.00         1.10 - 1.70      10.71 - 11.17

   AIM V. I. Utilities
   2007...............   668    20.52 - 20.98     13,859       1.78         1.10 - 1.70      18.60 - 19.32
   2006...............   842    17.30 - 17.58     14,683       3.26         1.10 - 1.70      23.35 - 24.09
   2005...............   999    14.02 - 14.17     14,081       2.50         1.10 - 1.70      14.87 - 15.56
   2004 (ai)..........   948    12.24 - 12.24     11,603       0.00         1.35 - 1.37      22.36 - 22.38

Investments in the AIM
  Variable Insurance
  Funds Series II
  Sub-Accounts:

   AIM V. I. Aggressive Growth II
   2006 (y)...........    --      N/A - N/A           --       0.00            -- - --         N/A - N/A
   2005...............    56    11.19 - 11.51        633       0.00         1.30 - 2.00       3.44 -  4.18
   2004...............    54    10.82 - 11.05        594       0.00         1.30 - 2.00       9.24 - 10.02
   2003...............    55     9.90 - 10.04        549       0.00         1.30 - 2.00      23.82 - 24.71

   AIM V. I. Basic Balanced II
   2007...............   160    10.88 - 11.41      1,797       2.77         1.30 - 2.10       0.19 -  0.62
   2006...............   173    10.90 - 11.34      1,938       1.59         1.30 - 2.10       7.98 -  8.84
   2005...............   204    10.10 - 10.42      2,103       1.22         1.30 - 2.10       2.84 -  3.65
   2004...............   218     9.82 - 10.05      2,174       1.46         1.30 - 2.10       4.99 -  5.85
   2003...............   183     9.35 -  9.50      1,730       2.99         1.30 - 2.10      -6.50 - 14.64

   AIM V. I. Basic Value II
   2007............... 1,260    15.43 - 16.41     19,438       0.33         1.29 - 2.59      -1.28 -  0.05
   2006............... 1,431    15.63 - 16.40     22,198       0.12         1.29 - 2.59      10.02 - 11.49
   2005............... 1,573    14.20 - 14.71     21,968       0.00         1.29 - 2.59       2.71 -  4.07
   2004............... 1,550    13.83 - 14.14     20,868       0.00         1.29 - 2.59       7.97 -  9.41
   2003...............   825    12.81 - 12.92      9,910       0.00         1.29 - 2.59      28.08 - 29.22

   AIM V. I. Blue Chip II
   2006 (z)...........    --      N/A - N/A           --       0.00            -- - --         N/A - N/A
   2005...............   106     9.67 -  9.98      1,044       0.33         1.30 - 2.10       1.14 -  1.95
   2004...............   112     9.56 -  9.78      1,085       0.00         1.30 - 2.10       2.09 -  2.93
   2003...............   100     9.36 -  9.51        951       0.00         1.30 - 2.10      -6.40 - 23.19

--------
(y)On May 1, 2006, AIM V. I. Aggressive Growth II merged into AIM V. I. Capital Appreciation II
(z)On June 12, 2006, AIM V. I. Blue Chip II merged into AIM V. I. Large Cap Growth II
(ai)For the period beginning April 30, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                   For the year ended December 31,
                        ----------------------------------- ----------------------------------------------
                                 Accumulation                                  Expense      Total Return***
                        Units     Unit Value     Net Assets  Investment        Ratio**          Lowest
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest   to Highest
                        ------ ----------------- ---------- ------------- ----------------- ---------------
Investments in the AIM
  Variable Insurance
  Funds Series II Sub-
  Accounts (continued):
   AIM V. I. Capital Appreciation II
   2007................  546    $14.98 - 15.93     $7,992        0.00%       1.29 - 2.59%     8.82 - 10.28%
   2006 (y)(aa)(ab)....  620     13.76 - 14.45      8,274        0.00        1.29 - 2.59      3.32 -  4.69
   2005................  570     13.32 - 13.80      7,538        0.00        1.29 - 2.59      5.77 -  7.18
   2004................  629     12.59 - 12.88      7,748        0.00        1.29 - 2.59      3.58 -  4.96
   2003................  463     12.16 - 12.27      5,418        0.00        1.29 - 2.59     21.60 - 22.68

   AIM V. I. Capital Development II
   2007................   47     15.19 - 15.85        733        0.00        1.30 - 2.00      8.35 -  9.11
   2006................   41     14.02 - 14.52        592        0.00        1.30 - 2.00     13.96 - 14.76
   2005................   42     12.30 - 12.65        523        0.00        1.30 - 2.00      7.09 -  7.86
   2004................   36     11.49 - 11.73        421        0.00        1.30 - 2.00     12.96 - 13.77
   2003................   31     10.17 - 10.31        319        0.00        1.30 - 2.00     32.35 - 33.29

   AIM V. I. Core Equity II
   2007................  389     11.25 - 11.50      4,618        0.90        1.29 - 2.59      5.07 -  6.48
   2006 (ac)...........  474     10.71 - 10.80      5,296        0.94        1.29 - 2.59      7.09 -  8.04
   2005................   43     11.01 - 11.33        478        1.23        1.30 - 2.00      2.99 -  3.72
   2004................   45     10.69 - 10.92        491        0.90        1.30 - 2.00      6.50 -  7.26
   2003................   35     10.04 - 10.18        357        1.26        1.30 - 2.00     21.67 - 22.54

   AIM V. I. Demographic Trends II
   2006 (aa)...........   --       N/A - N/A           --        0.00        0.00 - 0.00       N/A - N/A
   2005................   30      9.82 - 10.10        303        0.00        1.30 - 2.00      3.96 -  4.70
   2004................   31      9.45 -  9.65        301        0.00        1.30 - 2.00      5.74 -  6.50
   2003................   33      8.93 -  9.06        297        0.00        1.30 - 2.00    -10.67 - 35.52

   AIM V. I. Diversified Income II
   2007................   46     11.10 - 11.64        528        7.08        1.30 - 2.10     -0.61 -  0.20
   2006................   48     11.16 - 11.61        552        5.03        1.30 - 2.10      2.01 -  2.83
   2005................   66     10.94 - 11.29        732        5.93        1.30 - 2.10      0.55 -  1.35
   2004................   69     10.88 - 11.14        758        6.48        1.30 - 2.10      2.50 -  3.33
   2003................   53     10.62 - 10.78        567       10.25        1.30 - 2.10      6.18 -  7.60

--------
(y)On May 1, 2006, AIM V. I. Aggressive Growth II merged into AIM V. I. Capital Appreciation II
(aa) On May 1, 2006, AIM V. I. Demographic Trends II merged into AIM V. I. Capital Appreciation II
(ab) On May 1, 2006, AIM V. I. Growth II merged into AIM V. I. Capital Appreciation II
(ac) On May 1, 2006, AIM V. I. Premier Equity II merged into AIM V. I. Core Equity II

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the AIM
  Variable Insurance
  Funds Series II Sub-
  Accounts (continued):
   AIM V. I. Government Securities II
   2007................   95    $11.04 - 11.59     $1,089        3.33%       1.30 - 2.10%     3.89 -   4.73%
   2006................  124     10.63 - 11.06      1,362        2.90        1.30 - 2.10      1.14 -   1.95
   2005................  202     10.51 - 10.85      2,177        2.87        1.30 - 2.10     -0.67 -   0.10
   2004................  224     10.58 - 10.84      2,411        3.52        1.30 - 2.10       0.12 -  0.94
   2003................  224     10.57 - 10.74      2,401        2.56        1.30 - 2.10      -0.39 -  5.68

   AIM V. I. Growth II
   2006 (ab)...........   --       N/A - N/A           --        0.00        0.00 - 0.00        N/A - N/A
   2005................   32      9.62 -  9.90        312        0.00        1.30 - 2.00       5.02 -  5.78
   2004................   37      9.16 -  9.36        345        0.00        1.30 - 2.00       5.84 -  6.60
   2003................   40      8.66 -  8.78        351        0.00        1.30 - 2.00      28.26 - 29.18

   AIM V. I. High Yield II
   2007................   47     13.58 - 14.15        651        6.61        1.30 - 2.00      -1.00 - -0.30
   2006................   52     13.71 - 14.20        732        7.55        1.30 - 2.00       8.23 -  8.99
   2005................   64     12.67 - 13.03        830        8.84        1.30 - 2.00       0.40 -  1.11
   2004................   65     12.62 - 12.88        836        3.17        1.30 - 2.00       8.91 -  9.69
   2003................   52     11.59 - 11.74        613       10.77        1.30 - 2.00      25.33 - 26.23

   AIM V. I. International Growth II
   2007................   78     20.31 - 21.31      1,636        0.39        1.30 - 2.10      12.06 - 12.96
   2006................   86     18.12 - 18.87      1,593        1.08        1.30 - 2.10      26.23 - 81.20
   2005................   66     14.53 - 14.95        973        0.64        1.30 - 2.00      15.36 - 16.18
   2004................   56     12.59 - 12.87        710        0.59        1.30 - 2.00      21.23 - 22.10
   2003................   37     10.39 - 10.54        392        0.51        1.30 - 2.00      3.88 -  26.93

   AIM V. I. Large Cap Growth II
   2007................   88     12.46 - 12.62      1,106        0.00        1.30 - 2.10      12.89 - 13.80
   2006 (x)(z).........   95     11.04 - 11.09      1,047        0.00        1.30 - 2.10      10.40 - 10.89

   AIM V. I. Mid Cap Core Equity II
   2007................  488     12.98 - 13.55      6,739        0.05        1.29 - 2.44       6.60 -  7.87
   2006................  545     12.17 - 12.56      6,990        0.67        1.29 - 2.44      8.28 -   9.55
   2005................  637     11.24 - 11.46      7,457        0.37        1.29 - 2.44      4.66 -   5.89
   2004................  375     10.74 - 10.83      4,239        0.04        1.29 - 2.44      7.41 -   8.26
   2003................  130     10.84 - 10.99      1,419        0.00        1.30 - 2.00      24.52 - 25.41

--------
(x)For the period beginning June 12, 2006 and ended December 31, 2006
(z)On June 12, 2006, AIM V. I. Blue Chip II merged into AIM V. I. Large Cap Growth II
(ab) On May 1, 2006, AIM V. I. Growth II merged into AIM V. I. Capital Appreciation II

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                  For the year ended December 31,
                           ----------------------------------- ---------------------------------------------
                                    Accumulation               Investment      Expense            Total
                           Units     Unit Value     Net Assets   Income        Ratio**          Return***
                           (000s) Lowest to Highest   (000s)     Ratio*   Lowest to Highest Lowest to Highest
                           ------ ----------------- ---------- ---------- ----------------- -----------------
Investments in the AIM
  Variable Insurance Funds
  Series II Sub-Accounts
  (continued):
   AIM V. I. Money Market II
   2007...................   228   $  9.76 -10.43    $ 2,352      4.00%      1.30 - 2.40%      1.80 -  2.93%
   2006...................   213      9.58 -10.13      2,143      3.63       1.30 - 2.40       1.55 -  2.67
   2005...................   286      9.44 - 9.87      2,794      2.16       1.30 - 2.40      -5.63 -  0.95
   2004...................   580      9.48 - 9.78      5,632      0.61       1.30 - 2.30      -5.17 - -0.87
   2003...................   185      9.72 - 9.86      1,820      0.27       1.30 - 2.00      -1.68 - -0.98

   AIM V. I. Premier Equity II
   2006 (ac)..............    --      N/A - N/A           --      0.72       2.04 - 2.04         N/A -  N/A
   2005...................   386    12.32 - 12.76      4,641      0.64       1.29 - 2.59       2.64 -  4.01
   2004...................   376    12.00 - 12.27      4,364      0.38       1.29 - 2.59       2.76 -  4.13
   2003...................   262    11.68 - 11.78      2,871      0.39       1.29 - 2.59      16.81 - 17.85

   AIM V. I. Technology II
   2007...................     9    12.53 - 12.85        119      0.00       1.30 - 2.00       5.34 -  6.08
   2006...................    10    11.89 - 12.12        123      0.00       1.30 - 2.00       8.04 -  8.80
   2005...................    12    11.01 - 11.14        132      0.00       1.30 - 2.00      -0.06 -  0.63
   2004 (ai)..............    13    11.01 - 11.07        144      0.00       1.30 - 2.00      10.13 - 10.66

   AIM V. I. Utilities II
   2007...................    48    20.23 - 20.64        971      1.81       1.30 - 1.85      18.11 - 18.76
   2006...................    50    17.13 - 17.38        873      3.80       1.30 - 1.85      22.96 - 23.64
   2005...................    39    13.93 - 14.06        550      2.37       1.30 - 1.85      14.41 - 15.04
   2004 (ai)..............    37    12.17 - 12.22        456      0.00       1.30 - 1.85      21.75 - 22.20

Investments in the
  AllianceBernstein
  Variable Product Series
  Fund Sub-Accounts:
   AllianceBernstein VPS Growth (b)
   2007................... 5,068     8.55 - 15.84     55,665      0.00       0.70 - 2.59       9.73 - 11.87
   2006................... 6,256     7.64 - 14.44     59,865      0.00       0.70 - 2.59      -3.79 - -1.93
   2005................... 6,832     7.79 - 15.01     64,949      0.00       0.70 - 2.59       8.75 - 10.86
   2004................... 6,175     7.03 - 13.80     49,046      0.00       0.70 - 2.59      11.56 - 13.73
   2003................... 4,787     6.18 - 12.37     31,863      0.00       0.70 - 2.59      23.69 - 33.76

--------
(b)Previously known as AllianceBernstein Growth
(ac)On May 1, 2006, AIM V. I. Premier Equity II merged into AIM V. I. Core Equity II
(ai)For the period beginning April 30, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                              At December 31,                    For the year ended December 31,
                    ----------------------------------- ------------------------------------------------
                             Accumulation                                  Expense            Total
                    Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                    (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                    ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  AllianceBernstein
  Variable Product
  Series Fund
  Sub-Accounts
  (continued):
   AllianceBernstein VPS Growth & Income (c)
   2007............ 11,800  $15.68 - 16.42    $165,771      1.25%        0.70 - 2.59%      2.13 -  4.12%
   2006............ 14,983   15.35 - 15.77     203,750      1.12         0.70 - 2.59      13.96 - 16.17
   2005............ 17,601   13.47 - 13.57     207,806      1.29         0.70 - 2.59       1.89 -  3.87
   2004............ 19,688   13.07 - 13.22     224,698      0.73         0.70 - 2.59       8.34 - 10.45
   2003............ 20,088   11.83 - 12.20     207,152      0.79         0.70 - 2.59      22.04 - 31.26

   AllianceBernstein VPS International Value (d)
   2007............  2,617   15.97 - 16.54      42,873      1.07         1.29 - 2.59       2.83 -  4.21
   2006............  2,631   15.53 - 15.88      41,513      1.29         1.29 - 2.59      31.63 - 33.38
   2005 (aj).......  1,299   11.80 - 11.90      15,418      0.09         1.29 - 2.59       17.97 -19.02

   AllianceBernstein VPS Large Cap Growth (e)
   2007............  4,753    8.21 - 14.43      39,213      0.00         0.70 - 2.59      10.66 - 12.82
   2006............  6,022    7.28 - 13.04      44,053      0.00         0.70 - 2.59      -3.21 - -1.33
   2005............  6,159    7.37 - 13.47      46,607      0.00         0.70 - 2.59      11.88 - 14.04
   2004............  6,506    6.47 - 12.04      43,142      0.00         0.70 - 2.59       5.54 -  7.59
   2003............  7,152    6.01 - 11.41      42,433      0.00         0.70 - 2.59      14.10 - 22.51

   AllianceBernstein VPS Small/Mid Cap Value (f)
   2007............  2,375   17.92 - 19.07      44,404      0.76         1.29 - 2.59      -1.12 -  0.21
   2006............  2,636   18.13 - 19.03      49,368      0.23         1.29 - 2.59      11.25 - 12.73
   2005............  2,513   16.29 - 16.88      41,919      0.56         1.29 - 2.59       3.88 -  5.26
   2004............  1,633   15.68 - 16.03      25,976      0.08         1.29 - 2.59      15.99 - 17.54
   2003 (ak).......  1,000   13.52 - 13.64      13,601      0.10         1.29 - 2.59      35.21 - 36.42

   AllianceBernstein VPS Utility Income (g)
   2007............    519   15.56 - 16.12       8,265      2.05         1.29 - 2.59      18.87 - 20.46
   2006............    460   13.09 - 13.38       6,119      2.45         1.29 - 2.59      30.91 - 33.83
   2005 (aj).......    290   10.89 - 10.98       3,174      0.29         1.29 - 2.44       8.92 -  9.78

--------
(c)Previously known as AllianceBernstein Growth & Income
(d)Previously known as AllianceBernstein International Value
(e)Previously known as AllianceBernstein Large Cap Growth
(f)Previously known as AllianceBernstein Small/Mid Cap Value
(g)Previously known as AllianceBernstein Utility Income
(aj)For the period beginning April 29, 2005, and ended December 31, 2005
(ak)For the period beginning May 1, 2003, and ended December 31, 2003

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  AllianceBernstein
  Variable Product
  Series Fund Sub-
  Accounts
  (continued):
   AllianceBernstein VPS Value (h)
   2007...............  311    $11.73 - 12.16     $3,747       1.20%        1.29 - 2.59%    -6.66 -  -5.41%
   2006...............  362     12.57 - 12.85      4,624       1.04         1.29 - 2.59     17.90 -  19.47
   2005 (aj)..........  135     10.66 - 10.76      1,449       0.52         1.29 - 2.59      6.62 -   7.57

Investments in the
  American Century
  Variable Portfolios,
  Inc. Sub-Accounts:
   American Century VP Balanced
   2007...............    2     15.73 - 15.73         24       2.84         1.45 - 1.45      3.42 -   3.42
   2006...............    3     15.21 - 15.36         50       2.24         1.35 - 1.45      8.05 -   8.15
   2005...............    4     14.08 - 14.20         53       1.94         1.35 - 1.45      3.43 -   3.53
   2004...............    5     13.61 - 13.72         62       1.91         1.35 - 1.45      8.20 -   8.31
   2003...............    7     12.58 - 12.66         85       3.54         1.35 - 1.45      17.74 - 17.86

   American Century VP International
   2007...............   --                --         --        N/A         0.00 - 0.00      0.00 -   0.00
   2006...............    2     16.29 - 16.29         30       1.59         1.45 - 1.45     23.23 -  23.23
   2005...............    2     13.22 - 13.33         26       1.65         1.35 - 1.45     11.63 -  11.74
   2004...............    5     11.84 - 11.93         63       0.66         1.35 - 1.45     13.27 -  13.38
   2003...............    9     10.46 - 10.52         90       0.70         1.35 - 1.45     22.72 -  22.84

Investments in the
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.
  Sub-Account:
   Dreyfus Socially Responsible Growth Fund
   2007...............   17      6.73 - 10.49        159       0.63         1.15 - 1.65      6.01 -   6.55
   2006...............   26      6.35 -  9.85        233       0.11         1.15 - 1.65      7.42 -   7.96
   2005...............   31      5.91 -  9.12        256       0.00         1.15 - 1.65      1.92 -   2.43
   2004...............   31      5.80 -  8.90        257       0.35         1.15 - 1.65      4.47 -   5.00
   2003...............   39      5.55 -  8.48        320       0.11         1.15 - 1.65     23.94 -  24.56

--------
(h)Previously known as AllianceBernstein Value
(aj) For the period beginning April 29, 2005, and ended December 31, 2005

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Dreyfus Stock Index
  Fund Sub-Account:
   Dreyfus Stock Index Fund
   2007..............  104    $11.31 - 13.23     $1,291       1.71%        1.15 - 1.85%      3.30 -  4.05%
   2006..............  126     10.95 - 12.71      1,494       1.63         1.15 - 1.85      13.37 - 14.18
   2005..............  163      9.66 - 11.13      1,717       1.54         1.15 - 1.85       2.76 -  3.50
   2004..............  211      9.40 - 10.76      2,144       1.74         1.15 - 1.85       8.59 -  9.38
   2003..............  244      8.66 -  9.83      2,329       1.45         1.15 - 1.85      25.99 - 26.90

Investments in the
  Dreyfus Variable
  Investment Fund
  Sub-Accounts:
   VIF Growth & Income
   2007..............   17     10.63 - 13.43        223       0.74         1.15 - 1.85       6.43 -  7.20
   2006..............   27      9.99 - 12.53        318       0.71         1.15 - 1.85      12.40 - 13.21
   2005..............   31      8.89 - 11.07        328       1.30         1.15 - 1.85       1.45 -  2.17
   2004..............   36      8.76 - 10.83        373       1.19         1.15 - 1.85       5.48 -  6.24
   2003..............   41      8.31 - 10.19        398       0.81         1.15 - 1.85      24.23 - 25.12

   VIF Money Market
   2007..............   71     10.46 - 12.13        773       4.85         1.15 - 1.85       2.92 -  3.66
   2006..............   75     10.16 - 11.71        803       4.33         1.15 - 1.85       2.66 -  3.40
   2005..............   89      9.90 - 11.32        941       2.51         1.15 - 1.85       0.76 -  1.49
   2004..............  114      9.83 - 11.16      1,200       0.75         1.15 - 1.85     -1.06 -  -0.35
   2003..............  149      9.93 - 11.19      1,570       0.71         1.15 - 1.85     -1.17 -  -0.45

   VIF Small Company Stock (i)
   2007..............   --      N/A - N/A            --        N/A         0.00 - 0.00        N/A - N/A
   2006..............    5     16.90 - 17.51         84       0.00         1.15 - 1.59       9.22 -  9.70
   2005..............    5     15.47 - 15.96         73       0.00         1.15 - 1.59      -0.68 - -0.25
   2004..............    5     15.58 - 16.00         82       0.00         1.15 - 1.59      16.65 - 60.02
   2003..............    5     13.13 - 13.35         70       0.12         1.35 - 1.59      40.69 - 41.02

Investments in the
  DWS Variable Series
  Sub-Accounts:
   DWS VIP Bond A
   2007..............   56     14.36 - 14.49        916       4.16         0.70 - 0.80       3.34 -  3.44
   2006..............   57     13.90 - 14.01        799       4.01         0.70 - 0.80       3.88 -  3.98
   2005..............   85     13.38 - 13.47      1,143       3.39         0.70 - 0.80       1.78 -  1.89
   2004..............  102     13.14 - 13.22      1,351       3.77         0.70 - 0.80       4.54 -  4.64
   2003..............  110     12.57 - 12.64      1,383       5.02         0.70 - 0.80       4.22 -  4.33

--------
(i)For the period beginning January 1, 2007 and ended April 30, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the DWS
  Variable Series
  Sub-Accounts
  (continued):
   DWS VIP Capital Growth A
   2007...............  133    $12.65 - 12.76     $1,694       0.58%        0.70 - 0.80%     11.69 - 11.80%
   2006...............  156     11.32 - 11.41      1,779       0.63         0.70 - 0.80       7.66 -  7.77
   2005...............  239     10.52 - 10.59      2,527       0.80         0.70 - 0.80       8.09 -  8.20
   2004...............  204      9.73 -  9.79      1,991       0.55         0.70 - 0.80       7.12 -  7.23
   2003...............  222      9.08 -  9.13      2,027       0.40         0.70 - 0.80      25.87 - 26.00

   DWS VIP Global Opportunities
   2007...............   62     27.81 - 28.07      1,728       1.19         0.70 - 0.80       8.45 -  8.56
   2006...............   70     25.64 - 25.85      1,799       1.06         0.70 - 0.80      21.10 - 21.23
   2005...............   89     21.17 - 21.33      1,899       0.60         0.70 - 0.80      17.25 - 17.36
   2004...............   97     18.06 - 18.17      1,768       0.26         0.70 - 0.80      22.36 - 22.48
   2003...............  106     14.76 - 14.84      1,578       0.09         0.70 - 0.80      47.90 - 48.05

   DWS VIP Growth and Income A
   2007...............   56     11.29 - 11.39        635       1.56         0.70 - 0.80       0.54 -  0.64
   2006...............  110     11.23 - 11.32      1,240       0.92         0.70 - 0.80      12.72 - 12.83
   2005...............  116      9.96 - 10.03      1,160       1.25         0.70 - 0.80       5.22 -  5.33
   2004...............  141      9.47 -  9.52      1,340       0.95         0.70 - 0.80       9.28 -  9.39
   2003...............  180      8.66 -  8.71      1,570       0.98         0.70 - 0.80      25.73 - 25.85

   DWS VIP International
   2007...............   53     16.45 - 16.60        877       2.32         0.70 - 0.80      13.67 - 13.78
   2006...............   56     14.47 - 14.59        815       2.00         0.70 - 0.80      24.91 - 25.03
   2005...............   74     11.59 - 11.67        866       1.66         0.70 - 0.80      15.24 - 15.36
   2004...............   73     10.05 - 10.12        736       1.18         0.70 - 0.80      15.60 - 15.72
   2003...............  105      8.70 -  8.74        916       0.63         0.70 - 0.80      26.73 - 26.86

   DWS VIP Money Market A
   2006 (ad)..........   --       N/A - N/A           --       3.94         0.00 - 0.00        N/A - N/A
   2005...............   78     11.66 - 11.75        910       2.63         0.70 - 0.80       1.90 -  2.01
   2004...............   79     11.44 - 11.51        903       0.88         0.70 - 0.80       0.09 -  0.20
   2003...............  139     11.43 - 11.49      1,593       0.74         0.70 - 0.80       0.01 -  0.11

--------
(ad)On November 3, 2006, DWS VIP Money Market A merged into DWS VIP Money Market A II

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the DWS
  Variable Series II
  Sub-Accounts:
   DWS VIP Balanced A
   2007...............   169   $12.09 - 12.13    $ 2,051       3.22%        0.70 - 0.80%      4.00 -  4.10%
   2006...............   179    11.63 - 11.65      2,090       2.62         0.70 - 0.80       9.36 -  9.47
   2005 (aj)..........   238    10.63 - 10.64      2,531       0.00         0.70 - 0.80       6.33 -  6.41

   DWS VIP Money Market A II
   2007...............    98    10.48 - 10.50      1,033       4.98         0.70 - 0.80       4.16 -  4.27
   2006 (ad)(ae)......   101    10.06 - 10.07      1,013       1.27         0.70 - 0.80       0.64 -  0.66

   DWS VIP Small Cap Growth A
   2007...............    36    12.76 - 12.79        465       0.00         0.70 - 0.80       5.35 -  5.45
   2006...............    47    12.11 - 12.13        576       0.00         0.70 - 0.80       4.43 -  4.53
   2005 (aj)..........    66    11.60 - 11.61        760       0.00         0.70 - 0.80      15.98 - 16.06

Investments in the
  Federated Insurance
  Series Sub-Account:
   Federated Prime Money Fund II
   2007 (j)...........   894    10.43 - 11.69     10,661       5.74         1.15 - 1.85       2.84 -  3.58
   2006...............   528    10.14 - 11.29      5,996       4.39         1.15 - 1.85       2.60 -  3.33
   2005...............   573     9.88 - 10.92      6,335       2.59         1.15 - 1.85       0.81 -  1.53
   2004...............   804     9.81 - 10.76      8,836       0.75         1.15 - 1.85     -1.05 -  -0.34
   2003............... 1,183     9.91 - 10.79     13,266       0.74         1.15 - 1.85     -1.18 -  -0.47

Investments in the
  Fidelity Variable
  Insurance Products
  Fund Sub-Accounts:
   VIP Contrafund
   2007...............   793    17.07 - 22.12     14,275       0.87         1.15 - 1.65      15.66 - 16.24
   2006...............   988    12.89 - 19.03     15,497       1.27         1.15 - 1.65       9.89 - 10.44
   2005............... 1,152    11.73 - 17.23     16,506       0.28         1.15 - 1.65      15.03 - 15.60
   2004............... 1,201    11.68 - 11.93     14,967       0.30         1.25 - 1.65      13.59 - 14.04
   2003............... 1,176    10.28 - 10.46     12,924       0.40         1.25 - 1.65      26.36 - 26.87

--------
(j)On April 27, 2007 STI International Equity merged into Federated Prime Money Fund II
(ad)On November 3, 2006, DWS VIP Money Market A merged into DWS VIP Money Market A II
(ae)For the period beginning November 3, 2006, and ending December 31, 2006
(aj)For the period beginning April 29, 2005, and ended December 31, 2005

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                               At December 31,                    For the year ended December 31,
                     ----------------------------------- ------------------------------------------------
                              Accumulation                                  Expense            Total
                     Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                     (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                     ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Fidelity Variable
  Insurance Products
  Fund Sub-Accounts
  (continued):
   VIP Equity-Income
   2007.............   179   $13.76 - 16.15    $ 2,782        1.54%       1.15 - 1.65%     -0.14 -  0.36%
   2006.............   267    13.78 - 16.09      4,159        3.28        1.15 - 1.65      18.23 - 18.82
   2005.............   413    11.65 - 13.54      5,397        1.69        1.15 - 1.65       4.14 -  4.66
   2004.............   497    11.19 - 12.94      6,226        1.55        1.15 - 1.65       9.70 - 10.25
   2003.............   540    10.20 - 11.74      6,144        1.74        1.15 - 1.65      28.20 - 28.84

   VIP Growth
   2007.............   643    10.97 - 14.02      7,458        0.84        1.15 - 1.65      24.88 - 25.51
   2006.............   827     8.78 - 11.17      7,662        0.42        1.15 - 1.65       5.11 -  5.63
   2005............. 1,080     6.45 - 10.58      9,443        0.51        1.15 - 1.65       4.07 -  4.59
   2004............. 1,318     8.03 -  8.21     10,932        0.26        1.25 - 1.65       1.69 -  2.09
   2003............. 1,416     7.90 -  8.04     11,525        0.24        1.25 - 1.65      30.68 - 31.20

   VIP High Income
   2007.............   233    11.06 - 11.80      2,567        7.51        1.15 - 1.65       1.10 -  1.60
   2006.............   298    10.94 - 11.61      3,249        6.94        1.15 - 1.65       9.42 -  9.97
   2005.............   379    10.00 - 10.56      3,766       14.71        1.15 - 1.65       1.02 -  1.53
   2004.............   431     9.32 -  9.42      4,231        7.36        1.25 - 1.45       8.02 -  8.23
   2003.............   419     8.55 -  8.70      3,829        5.19        1.25 - 1.65     -14.50 - 25.69

   VIP Index 500
   2007.............   904    10.47 - 11.01      9,912        3.62        1.15 - 1.65       3.70 -  4.23
   2006............. 1,120    10.05 - 10.61     11,743        1.82        1.15 - 1.65      13.84 - 14.41
   2005............. 1,435     8.27 -  8.78     13,080        1.82        1.15 - 1.65       3.11 -  3.63
   2004............. 1,696     9.04 -  9.24     14,869        1.23        1.25 - 1.65       8.81 -  9.24
   2003............. 1,649     8.31 -  8.46     13,238        1.26        1.25 - 1.65      26.31 - 26.82

   VIP Investment Grade Bond
   2007.............   234    14.33 - 14.82      3,460        4.47        1.25 - 1.65       2.63 -  3.04
   2006.............   286    13.97 - 14.39      4,096        4.24        1.25 - 1.65       2.65 -  3.06
   2005.............   352    13.61 - 13.96      4,901        3.72        1.25 - 1.65       0.52 -  0.93
   2004.............   400    13.53 - 13.83      5,522        4.00        1.25 - 1.65       2.75 -  3.16
   2003.............   379    13.17 - 13.41      5,070        3.99        1.25 - 1.65       3.48 -  3.90

   VIP Overseas
   2007.............   241    13.05 - 15.56      3,642        3.37         1.15 -1.65      15.38 - 15.96
   2006.............   287    11.25 - 13.48      3,724        0.89        1.15 - 1.65      16.15 - 16.73
   2005.............   314     9.64 - 11.61      3,514        0.65        1.15 - 1.65      17.10 - 17.69
   2004.............   325     9.91 - 10.13      3,042        1.09        1.25 - 1.65      -0.88 - 12.22
   2003.............   330     8.87 -  9.03      2,750        0.73        1.25 - 1.65     -11.32 - 41.59

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5. Financial Highlights (continued)

                                        At December 31,                    For the year ended December 31,
                              ----------------------------------- ------------------------------------------------
                                       Accumulation                                  Expense            Total
                              Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                              (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                              ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the Fidelity
  Variable Insurance Products
  Fund (Service Class 2) Sub-
  Accounts:
   VIP Asset Manager Growth (Service Class 2)
   2007......................     5   $12.55 - 12.55    $     66      3.65%        1.35 - 1.35%     16.99 - 16.99%
   2006......................     6    10.58 - 10.73          63      1.52         1.35 - 1.60       5.02 -  5.29
   2005......................     5    10.07 - 10.19          49      1.48         1.35 - 1.60       1.91 -  2.17
   2004......................     3     9.88 -  9.97          32      2.11         1.35 - 1.60       3.94 -  4.20
   2003......................     3     9.51 -  9.57          31      2.24         1.35 - 1.60      21.06 - 21.37

   VIP Contrafund (Service Class 2)
   2007...................... 8,137    11.91 - 14.65     110,027      0.83         1.29 - 2.59      14.25 - 15.78
   2006...................... 6,413    10.29 - 12.82      77,840      1.11         1.29 - 2.59       2.91 -  8.55
   2005...................... 2,203    11.81 - 11.92      26,417      0.01         1.29 - 2.59      18.12 - 19.17
   2004......................   114    11.90 - 12.13       1,376      0.21         1.35 - 1.85      13.03 - 13.60
   2003......................   118    10.67 - 12.68       1,256      0.28         1.35 - 2.05      25.57 - 26.47

   VIP Equity-Income (Service Class 2)
   2007......................   271    13.27 - 14.46       3,575      1.60         1.35 - 2.00      -0.76 - -0.10
   2006......................   300    13.28 - 14.57       3,979      2.94         1.35 - 2.00      17.54 - 18.31
   2005......................   314    11.23 - 12.40       3,533      1.43         1.35 - 2.00       4.15 - 23.99
   2004......................   316    12.53 - 12.53       3,424      1.36         1.50 - 1.50       9.57 -  9.57
   2003......................   338    11.44 - 11.44       3,338      2.73         1.50 - 1.50      28.08 - 28.08

   VIP 2010 Portfolio (Service Class 2)
   2007......................   566    11.04 - 11.22       6,320      2.89         1.29 - 2.24       5.98 -  7.02
   2006 (af).................   328    10.42 - 10.48       3,433      2.90         1.29 - 2.24       4.15 -  4.83

   VIP Freedom 2020 Portfolio (Service Class 2)
   2007......................   581    11.28 - 11.41       6,602      2.88         1.29 - 1.99       7.77 -  8.84
   2006 (af).................   198    10.46 - 10.51       2,075      2.67         1.29 - 1.99       4.63 -  5.13

   VIP Freedom 2030 Portfolio (Service Class 2)
   2007......................   194    11.42 - 11.54       2,226      2.46         1.29 - 1.89       8.97 -  9.64
   2006 (af).................   109    10.48 - 10.52       1,146      2.56         1.29 - 1.89       4.79 -  5.22

   VIP Freedom Growth Stock Portfolio (Service Class 2)
   2007......................   147    11.67 - 11.79       1,724      0.00         1.29 - 1.89      19.99 - 20.73
   2006 (af).................    47     9.73 -  9.77         456      0.00         1.29 - 1.89      -2.74 - -2.34

   VIP Freedom Income Portfolio (Service Class 2)
   2007......................   179    10.73 - 10.84       1,936      5.64         1.29 - 1.89       3.90 -  4.54
   2006 (af).................    54    10.33 - 10.37         561      5.44         1.29 - 1.89       3.31 -  3.73

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                               At December 31,                    For the year ended December 31,
                     ----------------------------------- ------------------------------------------------
                              Accumulation                                  Expense            Total
                     Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                     (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                     ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Fidelity Variable
  Insurance Products
  Fund (Service
  Class 2)
  Sub-Accounts
  (continued):
   VIP Growth & Income (Service Class 2)
   2007............. 1,126   $13.19 - 13.67    $15,234        1.45%       1.29 - 2.59%      8.95 - 10.41%
   2006............. 1,180    12.11 - 12.38     14,521        0.53        1.29 - 2.59       9.94 - 11.40
   2005 (aj)........   621    11.02 - 11.11      6,884        0.00        1.29 - 2.59      10.16 - 11.14

   VIP Growth (Service Class 2)
   2007.............    66    10.49 - 10.86        722        0.40        1.35 - 1.85      24.30 - 24.94
   2006.............    75     8.44 -  8.69        654        0.17        1.35 - 1.85       4.61 -  5.14
   2005.............    86     8.07 -  8.26        717        0.26        1.35 - 1.85       3.56 -  4.08
   2004.............   103     7.79 -  7.94        820        0.13        1.35 - 1.85       1.21 -  1.73
   2003.............   113     7.70 -  7.80        892        0.10        1.35 - 1.85      30.09 - 30.75

   VIP High Income (Service Class 2)
   2007.............   964    11.29 - 11.65     11,264        8.39        1.29 - 2.44       0.03 -  1.21
   2006.............   950    11.28 - 11.51     11,001        9.54        1.29 - 2.44       8.32 -  9.60
   2005.............   549    10.41 - 10.50      5,887       14.03        1.29 - 2.59       4.05 -  4.98
   2004.............   108    12.17 - 12.40      1,335        7.85        1.35 - 1.85       7.36 -  7.91
   2003.............   105    11.33 - 11.49      1,202        6.11        1.35 - 1.85      24.41 - 25.04

   VIP Index 500 (Service Class 2)
   2007.............   805    11.04 - 11.26      9,066        3.44        1.29 - 2.44       2.60 -  3.82
   2006.............   358    10.76 - 10.85      3,927        0.99        1.29 - 2.44       7.61 -  8.46
   2005.............   184     9.58 -  9.81      1,797        1.62        1.35 - 1.85       2.63 -  3.15
   2004.............   196     9.34 -  9.51      1,862        1.12        1.35 - 1.85       8.30 -  8.85
   2003.............   204     8.62 -  8.74      1,787        1.19        1.35 - 1.85      25.72 - 26.36

   VIP Investment Grade Bond (Service Class 2)
   2007.............     1    12.08 - 12.08         18        4.44        1.50 - 1.50       2.51 -  2.51
   2006.............     2    11.78 - 11.78         21        3.44        1.50 - 1.50       2.58 -  2.58
   2005.............     2    11.49 - 11.49         24        3.40        1.50 - 1.50       0.37 -  0.37
   2004.............     2    11.44 - 11.44         25        4.04        1.50 - 1.50       2.63 -  2.63
   2003.............     2    11.15 - 11.15         25        6.41        1.50 - 1.50       3.37 -  3.37

   VIP Mid Cap (Service Class 2)
   2007............. 2,415    11.27 - 14.80     32,122        0.51        1.29 - 2.59      12.34 - 13.84
   2006............. 1,846    13.17 - 13.47     22,815        0.11        1.29 - 2.59      10.96 - 31.72
   2005 (aj)........   703    12.04 - 12.14      8,508        0.00        1.29 - 2.44      20.41 - 21.36

--------
(aj)For the period beginning April 29, 2005, and ended December 31, 2005

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                      At December 31,                    For the year ended December 31,
                            ----------------------------------- ------------------------------------------------
                                     Accumulation                                  Expense            Total
                            Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                            (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                            ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the Fidelity
  Variable Insurance
  Products Fund (Service
  Class 2) Sub-Accounts
  (continued):
   VIP Money Market (Service Class 2)
   2007....................   915   $10.41 - 10.60    $ 9,648       3.91%        1.29 - 2.39%      2.44 -  3.60%
   2006 (af)............... 1,088    10.16 - 10.23     11,107       2.58         1.29 - 2.39       1.58 -  2.35

   VIP Overseas (Service Class 2)
   2007....................    11    15.13 - 15.65        182       3.04         1.35 - 1.85      14.88 - 15.46
   2006....................     9    13.17 - 13.56        135       0.51         1.35 - 1.85      16.19 - 31.73
   2005 (aj)...............     6    11.67 - 16.58         74       0.49         1.35 - 1.80      16.65 - 17.18
   2004....................     7    13.55 - 13.55         69       1.01         1.50 - 1.50      11.61 - 11.61
   2003....................     6    12.14 - 12.14         57       0.34         1.50 - 1.50      40.89 - 40.89

Investments in the Franklin
  Templeton Variable
  Insurance Products Trust
  Sub-Accounts:
   Franklin Flex Cap Growth Securities
   2007....................   428    12.64 - 13.10      5,546       0.13         1.29 - 2.59      11.35 - 12.84
   2006....................   410    11.35 - 11.61      4,725       0.01         1.29 - 2.59       3.85 - 13.54
   2005 (aj)...............   131    11.09 - 11.18      1,457       0.15         1.29 - 2.44      10.90 - 11.78

   Franklin Growth and Income Securities
   2007.................... 4,938    15.30 - 16.47     80,067       2.34         1.29 - 2.69      -6.31 - -4.96
   2006.................... 5,458    16.34 - 17.33     93,369       2.40         1.29 - 2.69      13.62 - 15.25
   2005.................... 5,741    14.38 - 15.03     85,475       2.65         1.29 - 2.69       0.74 -  2.18
   2004.................... 5,083    14.27 - 14.71     74,266       2.61         1.29 - 2.69       7.64 -  9.19
   2003.................... 2,824    13.38 - 13.48     37,891       0.00         1.29 - 1.89      33.76 - 34.75

   Franklin High Income Sec 2
   2007.................... 1,006    11.46 - 11.97     11,886       6.29         1.28 - 2.44       0.20 -  1.40
   2006.................... 1,172    11.44 - 11.80     13,689       6.41         1.28 - 2.44       6.70 -  7.98
   2005.................... 1,146    10.72 - 10.93     12,447       6.61         1.28 - 2.44       0.80 -  2.00
   2004 (ai)...............   776    10.63 - 10.72      8,293       2.06         1.28 - 2.44       6.34 -  7.18

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006
(ai)For the period beginning April 30, 2004, and ended December 31, 2004
(aj)For the period beginning April 29, 2005, and ended December 31, 2005

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Franklin Templeton
  Variable Insurance
  Products Trust Sub-
  Accounts (continued):
   Franklin Income Securities
   2007................ 23,607  $12.86 - 13.51    $315,068      3.56%        1.28 - 2.59%      1.06 -  2.43%
   2006................ 20,822   12.73 - 13.19     272,191      3.26         1.28 - 2.59      15.19 - 16.74
   2005................ 12,501   11.05 - 11.30     140,500      3.28         1.28 - 2.59       0.31 - 10.50
   2004 (ai)...........  2,826   11.17 - 11.26      31,764      0.34         1.10 - 2.54      11.68 - 12.63

   Franklin Large Cap Growth Securities
   2007................  6,664   11.57 - 12.06      79,677      0.79         1.29 - 2.54       3.52 -  4.85
   2006................  5,670   11.18 - 11.50      64,820      0.76         1.29 - 2.54       9.47 - 11.79
   2005................  2,903   10.35 - 10.51      30,389      0.29         1.29 - 2.49      -0.24 -  3.49
   2004 (al)...........    176   10.50 - 10.53       1,850      0.00         1.29 - 2.44       5.03 -  5.33

   Franklin Small Cap Value Securities
   2007................  3,302   12.64 - 19.87      66,006      0.68         1.28 - 2.69     -5.02 -  -3.63
   2006................  3,842   13.12 - 20.92      78,437      0.66         1.28 - 2.69      13.84 - 15.50
   2005................  3,217   11.36 - 18.38      59,475      0.70         1.28 - 2.69       5.85 - 13.57
   2004................  2,205   17.36 - 17.90      39,167      0.18         1.29 - 2.69      20.42 - 22.15
   2003................  1,410   14.48 - 14.65      20,576      0.00         1.29 - 2.34      44.80 - 46.53

   Franklin Small-Mid Cap Growth Securities
   2007................    183   19.84 - 22.67       3,480      0.00         1.15 - 2.34       8.62 -  9.96
   2006................    215   18.26 - 20.62       3,789      0.00         1.15 - 2.34       6.16 -  7.45
   2005................    231   17.20 - 19.19       3,826      0.00         1.15 - 2.34       2.34 -  3.59
   2004................    244   16.81 - 17.21       3,918      0.00         1.29 - 2.34       8.87 - 10.04
   2003................    259   15.44 - 15.64       3,800      0.00         1.29 - 2.34      35.48 - 54.39

   Franklin U.S. Government
   2007................  2,255   10.65 - 11.22      25,035      4.63         1.29 - 2.69       3.72 -  5.22
   2006................  1,941   10.27 - 10.66      20,542      4.27         1.29 - 2.69       1.23 -  2.68
   2005................  1,485   10.14 - 10.39      15,353      4.40         1.29 - 2.69      -0.34 -  1.09
   2004 (ai)...........    704   10.18 - 10.27       7,221      0.56         1.10 - 2.69       1.76 -  2.74

   Mutual Discovery
   2007................  2,548   11.93 - 12.19      32,766      1.53         1.29 - 2.54       8.99 - 10.40
   2006................  1,515   10.95 - 13.85      18,246      0.68         1.29 - 2.54       9.47 - 21.47
   2005 (aj)...........    248   11.32 - 11.40       2,826      0.38         1.29 - 2.44      13.16 - 14.05

--------
(ai)For the period beginning April 30, 2004, and ended December 31, 2004
(al)For the period beginning October 1, 2004, and ended December 31, 2004
(aj)For the period beginning April 29, 2005, and ended December 31, 2005

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                               At December 31,                    For the year ended December 31,
                     ----------------------------------- ------------------------------------------------
                              Accumulation                                  Expense            Total
                     Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                     (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                     ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Franklin Templeton
  Variable Insurance
  Products Trust
  Sub-Accounts
  (continued):
   Mutual Shares Securities
   2007............. 13,307  $17.18 - 23.46    $223,678       1.50%       1.15 - 2.69%      0.68 -  2.29%
   2006............. 13,386   17.06 - 22.93     219,784       1.27        1.15 - 2.69      15.21 - 17.03
   2005............. 10,392   14.81 - 19.60     147,674       0.87        1.15 - 2.69       7.59 -  9.29
   2004.............  5,727   10.97 - 13.77      78,149       0.70        1.28 - 2.69       9.60 -  9.75
   2003.............  2,632   12.61 - 12.77      33,291       0.00        1.29 - 2.34      26.15 - 27.65

   Templeton Developing Markets Securities
   2007.............  1,213   27.76 - 39.48      50,314       2.27        1.15 - 2.59      25.43 - 27.31
   2006.............  1,202   21.81 - 31.48      39,374       1.08        1.15 - 2.59      24.78 - 26.63
   2005.............  1,123   17.22 - 25.23      29,194       1.15        1.15 - 2.59      24.14 - 72.20
   2004.............    706   20.32 - 20.90      14,632       1.59        1.29 - 2.59      21.48 - 23.10
   2003.............    410   16.80 - 16.98       6,931       0.00        1.29 - 2.14      68.02 - 69.79

   Templeton Foreign Securities
   2007............. 11,824   16.61 - 22.10     240,018       2.01        1.15 - 2.69      12.34 - 14.13
   2006............. 11,793   14.55 - 19.68     206,971       1.24        1.15 - 2.69      18.19 - 20.06
   2005.............  8,679   12.12 - 16.65     125,225       1.09        1.15 - 2.69       7.21 -  8.91
   2004.............  2,631   11.54 - 15.53      37,460       0.79        1.28 - 2.69      15.44 - 55.28
   2003.............    918   13.52 - 13.68      12,364       0.00        1.29 - 2.34      35.22 - 36.83

   Templeton Global Income Securities
   2007.............    199   16.17 - 22.19       3,587       2.92        1.15 - 2.39       8.34 -  9.73
   2006.............    219   14.92 - 20.22       3,600       3.13        1.15 - 2.39      10.08 - 11.48
   2005.............    272   13.56 - 18.14       4,101       6.12        1.15 - 2.39      -4.18 - -5.39
   2004.............    305   14.33 - 14.69       4,800      10.86        1.29 - 2.39      12.00 - 13.26
   2003.............    297   12.79 - 12.97       4,135      11.06        1.29 - 2.39      20.86 - 27.93

   Templeton Growth Securities
   2007.............    190    14.68 -20.99       3,731       1.43        1.15 - 1.85       0.44 -  1.17
   2006.............    288   14.62 - 20.75       5,395       1.29        1.15 - 1.85      19.56 - 20.42
   2005.............    375   12.23 - 17.23       5,988       1.16        1.15 - 1.85       6.86 -  7.62
   2004.............    453   11.44 - 16.01       6,817       1.15        1.15 - 1.85      13.88 - 14.70
   2003.............    471   10.05 - 13.96       6,326       1.54        1.15 - 1.85      29.69 - 30.63

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Goldman Sachs
  Variable Insurance
  Trust Sub-Accounts:
   VIT Capital Growth
   2007..............     4   $ 8.40 - 12.63    $    40       0.14%        1.15 - 1.65%     8.32  -   8.87%
   2006..............     7     7.75 - 11.60         62       0.11         1.15 - 1.65      6.79  -   7.32
   2005..............     9     7.26 - 10.81         74       0.14         1.15 - 1.65      1.26  -   1.77
   2004..............    10     7.17 - 10.62         83       0.70         1.15 - 1.65      7.30  -   7.84
   2003..............    10     6.68 -  9.85         78       0.27         1.15 - 1.65     21.71  -  22.32

   VIT Growth and Income
   2007..............   779    12.19 - 12.63      9,743       1.89         1.29 - 2.59     -2.35  -  -1.04
   2006..............   712    12.49 - 12.77      9,037       2.04         1.29 - 2.59     19.46  -  21.05
   2005..............   429    10.45 - 10.55      4,518       3.04         1.29 - 2.59      4.53  -   5.46
   2004..............     1    10.88 - 10.88          9       1.53         1.59 - 1.59     16.92  -  16.92
   2003..............     1     9.31 -  9.31          8       1.30         1.59 - 1.59     22.40  -  22.40

   VIT Mid Cap Value
   2007..............   685    12.79 - 13.25      8,995       0.76         1.29 - 2.59     -0.02  -   1.32
   2006..............   789    12.79 - 13.07     10,255       1.04         1.29 - 2.59     13.16  -  14.67
   2005..............   667    11.30 - 11.40      7,597       1.06         1.29 - 2.59     13.00  -  14.01
   2004..............   < 1    20.78 - 20.78          9       0.59         1.37 - 1.37     24.17  -  24.17
   2003..............   < 1    16.73 - 16.73          8       0.87         1.37 - 1.37     26.65  -  26.65

   VIT Strategic International Equity (l)
   2007..............   < 1    16.36 - 16.36          6       1.34         1.15 - 1.15      5.68  -   5.68
   2006..............   < 1    15.48 - 15.48          7       0.56         1.15 - 1.15     20.71  -  20.71
   2005..............     3    12.42 - 12.82         33       0.30         1.15 - 1.59     11.92  -  12.41
   2004..............     3    11.10 - 11.41         31       1.29         1.15 - 1.59     11.69  -  14.06
   2003..............     2     9.94 - 10.05         20       3.78         1.37 - 1.59     33.36  -  33.65

   VIT Structured Small Cap Equity Fund
   2007.............. 1,877    10.00 - 17.18     19,319       0.38         1.15 - 2.59     -18.88 - -17.67
   2006.............. 1,871    12.32 - 20.87     23,572       0.81         1.15 - 2.59      9.37  -  10.99
   2005.............. 1,214    11.27 - 18.80     13,903       0.42         1.15 - 2.59      4.86  -  12.67
   2004..............    28    13.83 - 17.93        446       0.18         1.15 - 1.85     14.18  -  15.00
   2003..............    30    12.11 - 15.59        414       0.23         1.15 - 1.85     43.31  -  44.34

--------
(l)Previously known as VIT International Equity

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          ----------------------------------- ------------------------------------------------
                                   Accumulation                                  Expense            Total
                          Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Goldman Sachs Variable
  Insurance Trust
  Sub-Accounts
  (continued):
   VIT Structured U.S. Equity Fund
   2007.................. 1,182   $11.71 - 12.13    $14,182       1.09%        1.29 -2.59%      -4.89 - -3.61%
   2006.................. 1,117    12.31 - 13.81     13,962       1.32         1.15 -2.59        9.98 - 11.60
   2005..................   668    11.20 - 12.38      7,517       1.35         1.15 -2.59       11.95 -  5.30
   2004..................    33     9.87 - 11.75        338       1.08         1.15 -1.85       12.82 - 13.63
   2003..................    35     8.75 - 10.34        315       0.76         1.15 -1.85       27.08 - 28.00

Investments in the Janus
  Aspen Series
  Sub-Account:
   Forty Portfolio
   2007..................     1    18.39 - 18.39         23       0.40         1.50 -1.50       34.93 - 34.93
   2006..................     2    13.63 - 13.63         22       0.35         1.50 -1.50        7.71 -  7.71
   2005..................     2    12.65 - 12.65         21       0.21         1.50 -1.50       11.16 - 11.16
   2004 (ai).............     2    11.38 - 11.38         19       0.46         1.50 -1.50       13.82 - 13.82

Investments in the Janus
  Aspen Series (Service
  Shares) Sub-Account:
   Foreign Stock (Service Shares)
   2007..................     2    22.14 - 22.14         54       1.44         1.50 -1.50       16.47 - 16.47
   2006..................     2    19.01 - 19.01         47       1.59         1.50 -1.50       16.29 - 16.29
   2005..................     2    16.35 - 16.35         40       0.77         1.50 -1.50        4.65 -  4.65
   2004..................     2    15.62 - 15.62         38       0.27         1.50 -1.50       16.45 - 16.45
   2003..................     2    13.42 - 13.42         33       0.28         1.50 -1.50       31.39 - 31.39

Investments in the Lazard
  Retirement Series, Inc.
  Sub-Account:
   Emerging Markets
   2007..................   < 1    52.99 - 52.99         21       0.99         1.50 -1.50       31.30 - 31.30
   2006..................     1    40.36 - 40.36         24       0.53         1.50 -1.50       28.00 - 28.00
   2005..................     1    31.35 - 31.35         22       0.21         1.50 -1.50       38.67 - 38.67
   2004..................   < 1    22.74 - 22.74          9       0.63         1.50 -1.50       28.63 - 28.63
   2003..................   < 1    17.68 - 17.68          7       0.05         1.50 -1.50       50.65 - 50.65

--------
(ai)For the period beginning April 30, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                   At December 31,                    For the year ended December 31,
                         ----------------------------------- ------------------------------------------------
                                  Accumulation                                  Expense            Total
                         Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the Legg
  Mason Partners
  Variable Portfolios I,
  Inc. Sub-Accounts:
   Legg Mason Variable All Cap Portfolio I
   2007 (m).............    --    $ N/A -  N/A     $    --        N/A%        0.00 - 0.00%      N/A - N/A%
   2006.................     1     14.32 - 14.32         7       1.38         1.50 - 1.50      16.35 - 16.35
   2005.................     1     12.31 - 12.31         6       0.86         1.50 - 1.50       2.49 -  2.49
   2004.................     1     12.01 - 12.01         6       0.54         1.50 - 1.50       6.69 -  6.69
   2003.................     1     11.26 - 11.26         6       0.26         1.50 - 1.50      36.95 - 36.95

   Legg Mason Variable Fundamental Value Portfolio
   2007 (m)(n)..........     1      9.50 -  9.50         8       2.50         1.50 - 1.50     -5.01 -  -5.01

   Legg Mason Variable Investors Portfolio I
   2007.................     1     13.68 - 13.68        10       1.32         1.50 - 1.50       2.33 -  2.33
   2006.................     1     13.37 - 13.37         9       1.65         1.50 - 1.50      16.49 - 16.49
   2005.................     1     11.47 - 11.47         8       1.19         1.50 - 1.50       4.93 -  4.93
   2004 (ai)............     1     10.94 - 10.94         8       2.81         1.50 - 1.50       9.35 -  9.35

Investments in the Lord
  Abbett Series Fund
  Sub-Account:
   All Value
   2007................. 1,132     13.16 - 13.74    15,380       0.52         1.29 - 2.59       3.94 -  5.34
   2006................. 1,138     12.66 - 13.05    14,734       0.69         1.29 - 2.59      11.68 - 13.17
   2005.................   772     11.34 - 11.53     8,862       0.54         1.29 - 2.59       5.58 - 13.40
   2004 (al)............   170     10.89 - 10.92     1,850       0.57         1.29 - 2.29       8.93 -  9.20

   Bond-Debenture
   2007................. 3,599     11.24 - 11.73    41,845       6.73         1.29 - 2.59       3.42 -  4.81
   2006................. 3,077     10.86 - 11.19    34,209       7.41         1.29 - 2.59       6.50 -  7.92
   2005................. 1,735     10.20 - 10.37    17,927       8.07         1.29 - 2.59       0.00 -  2.01
   2004 (al)............   253     10.34 - 10.37     2,625       8.91         1.29 - 2.44       3.40 -  3.70

   Growth and Income
   2007................. 3,879     12.58 - 13.14    50,506       1.34         1.29 - 2.59       0.74 -  2.10
   2006................. 3,372     12.49 - 12.87    43,120       1.52         1.29 - 2.59      14.25 - 15.76
   2005................. 2,117     10.93 - 11.11    23,456       1.60         1.29 - 2.59       1.92 -  9.32
   2004 (al)............   362     10.87 - 10.90     3,950       1.23         1.29 - 2.44       8.73 -  9.04

--------
(m)On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Partners Variable Fundamental Value
(n)For the period beginning May 1, 2007 and ended December 31, 2007
(ai)For the period beginning April 30, 2004, and ended December 31, 2004
(al)For the period beginning October 1, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the Lord
  Abbett Series Fund
  Sub-Accounts
  (continued):
   Growth Opportunities
   2007................ 1,443   $14.09 - 14.69    $20,969       0.00%        1.29 - 2.54%     18.19 - 19.71%
   2006................ 1,072    11.92 - 12.27     13,057       0.00         1.29 - 2.54       6.51 - 19.22
   2005................   459    11.35 - 11.52      5,268       0.00         1.29 - 2.44       3.28 - 13.51
   2004 (al)...........    68    11.12 - 11.15        753       0.00         1.29 - 2.34      11.23 - 11.53

   Mid-Cap Value
   2007................ 4,024    12.53 - 13.08     52,147       0.45         1.29 - 2.59     -2.04 -  -0.72
   2006................ 3,997    12.79 - 13.18     52,336       0.57         1.29 - 2.59       9.33 - 10.79
   2005................ 3,079    11.70 - 11.90     36,499       0.74         1.29 - 2.59       6.83 - 17.01
   2004 (al)...........   411    11.10 - 11.14      4,574       0.47         1.29 - 2.44      11.03 - 11.36

Investments in the MFS
  Variable Insurance
  Trust Sub-Accounts:
   MFS Emerging Growth
   2007................   158     6.66 - 14.17      1,718       0.00         1.15 - 1.65      19.18 - 19.78
   2006................   247     5.59 - 11.83      2,192       0.00         1.15 - 1.65       6.13 -  6.66
   2005................   319     5.27 - 11.09      2,641       0.00         1.15 - 1.65       7.41 -  7.94
   2004................   387     4.90 - 10.27      2,926       0.00         1.15 - 1.65      11.11 - 11.67
   2003................   484     4.41 -  9.20      3,233       0.00         1.15 - 1.65      28.10 - 28.74

   MFS High Income
   2007................    55    12.81 - 13.25        729       6.92         1.25 - 1.65       0.09 -  0.50
   2006................    56    12.80 - 13.18        732       7.62         1.25 - 1.65       8.57 -  9.01
   2005................    73    11.79 - 12.09        873       6.89         1.25 - 1.65       0.49 -  0.89
   2004................    80    11.73 - 11.99        959       4.77         1.25 - 1.65       7.36 -  7.79
   2003................    71    10.93 - 11.12        783       4.07         1.25 - 1.65      16.03 - 16.49

   Investors Trust
   2007................   278    11.06 - 12.56      3,171       0.87         1.15 - 1.65       8.49 -  9.04
   2006................   334    10.20 - 11.52      3,493       0.50         1.15 - 1.65      11.15 - 11.71
   2005................   401     8.60 - 10.31      3,774       0.55         1.15 - 1.65       5.56 -  6.09
   2004................   436     8.69 -  8.88      3,878       0.60         1.25 - 1.65       9.53 -  9.97
   2003................   420     7.94 -  8.08      3,395       0.62         1.25 - 1.65      20.15 - 20.63

--------
(al)For the period beginning October 1, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                    For the year ended December 31,
                           ----------------------------------- ------------------------------------------------
                                    Accumulation                                  Expense            Total
                           Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                           (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                           ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the MFS
  Variable Insurance Trust
  Sub-Accounts
  (continued):
   MFS New Discovery
   2007...................  199    $11.78 - 15.04     $3,080       0.00%        1.15 - 1.65%      0.83 -  1.34%
   2006...................  226     14.91 - 19.46      3,434       0.00         1.15 - 1.65      11.37 - 11.92
   2005...................  261      8.56 - 10.39      3,548       0.00         1.15 - 1.65       3.53 -  4.02
   2004...................  306     12.94 - 13.22      4,000       0.00         1.25 - 1.65       4.78 -  5.20
   2003...................  312     12.35 - 12.57      3,879       0.00         1.25 - 1.65      31.53 - 32.06

   MFS Research
   2007...................  115      8.87 - 11.58      1,185       0.68         1.15 - 1.65      11.34 - 11.90
   2006...................  152      7.97 - 10.35      1,421       0.53         1.15 - 1.65       8.67 -  9.22
   2005...................  205      7.33 -  9.48      1,755       0.47         1.15 - 1.65       6.04 -  6.57
   2004...................  249      6.92 -  8.89      1,983       1.03         1.15 - 1.65      13.95 - 14.53
   2003...................  306      6.07 -  7.77      2,134       0.65         1.15 - 1.65      22.67 - 23.28

   MFS Research Bond
   2007...................  149     14.37 - 14.86      2,205       3.45         1.25 - 1.65       2.49 -  2.91
   2006...................  173     14.02 - 14.44      2,489       4.09         1.25 - 1.65       2.35 -  2.76
   2005...................  214     13.70 - 14.05      2,997       5.20         1.25 - 1.65      -0.14 -  0.26
   2004...................  246     13.72 - 14.02      3,438       6.02         1.25 - 1.65       4.33 -  4.75
   2003...................  209     13.15 - 13.38      2,793       5.69         1.25 - 1.65       7.55 -  7.98

   MFS Utilities
   2007...................   20     22.04 - 22.75        442       1.01         1.15 - 1.65      25.79 - 26.43
   2006...................   20     17.52 - 18.00        350       1.73         1.15 - 1.65      29.12 - 79.97
   2005...................   13     13.57 - 13.80        173       0.52         1.35 - 1.65      15.28 - 35.71
   2004...................    8     11.83 - 11.97         96       1.43         1.35 - 1.69      28.02 - 28.45
   2003...................    8      9.24 -  9.31         74       1.91         1.37 - 1.69      33.62 - 34.07

Investments in the MFS
  Variable Insurance Trust
  (Service Class)
  Sub-Accounts:
   MFS Emerging Growth (Service Class)
   2007...................   52      9.98 - 10.32        536       0.00         1.35 - 1.85      18.63 - 19.23
   2006...................   66      8.41 -  8.66        569       0.00         1.35 - 1.85       5.63 -  6.16
   2005...................   78      7.96 -  8.15        634       0.00         1.35 - 1.85       6.91 -  7.46
   2004...................   93      7.45 -  7.59        704       0.00         1.35 - 1.85      10.63 - 11.20
   2003...................   98      6.73 -  6.82        669       0.00         1.35 - 1.85      27.53 - 28.18

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation
                        Units     Unit Value     Net Assets  Investment    Expense Ratio**   Total Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the MFS
  Variable Insurance
  Trust (Service Class)
  Sub-Accounts
  (continued):
   MFS Investors Trust (Service Class)
   2007................    59   $11.16 - 11.55    $   676       0.63%        1.35 - 1.85%      7.99 -  8.54%
   2006................    72    10.34 - 10.64        759       0.26         1.35 - 1.85      10.61 - 11.18
   2005................    77     9.34 -  9.57        733       0.31         1.35 - 1.85       5.05 -  5.58
   2004................    87     8.90 -  9.06        790       0.43         1.35 - 1.85       9.07 -  9.63
   2003................    92     8.16 -  8.27        765       0.46         1.35 - 1.85      19.58 - 20.19

   MFS New Discovery (Service Class)
   2007................    71    10.05 - 10.39        739       0.00         1.35 - 1.85       0.35 -  0.86
   2006................   106    10.01 - 10.30      1,084       0.00         1.35 - 1.85      10.85 - 11.41
   2005................   116     9.03 -  9.25      1,075       0.00         1.35 - 1.85       3.09 -  3.62
   2004................   120    11.87 - 11.87      1,075       0.00         1.50 - 1.50       4.62 -  4.62
   2003................   120    11.34 - 11.34      1,031       0.00         1.50 - 1.50      31.43 - 31.43

   MFS Research (Service Class)
   2007................    41    10.92 - 11.29        456       0.51         1.35 - 1.85      10.83 - 11.40
   2006................    46     9.85 - 10.14        464       0.31         1.35 - 1.85       8.17 -  8.72
   2005................    47     9.11 -  9.32        439       0.30         1.35 - 1.85       5.59 -  6.12
   2004................    49     8.62 -  8.79        430       0.88         1.35 - 1.85      13.43 - 14.01
   2003................    51     7.60 -  7.71        397       0.38         1.35 - 1.85      22.07 - 22.69

   MFS Utilities (Service Class)
   2007................    96    17.77 - 18.38      2,075       0.86         1.35 - 1.85      25.19 - 25.83
   2006................   100    14.20 - 14.61      1,715       1.80         1.35 - 1.85      28.55 - 29.20
   2005................   102    11.04 - 11.31      1,352       0.68         1.35 - 1.85      14.42 - 15.00
   2004................    63    13.05 - 13.05        635       1.26         1.50 - 1.50      27.90 - 27.90
   2003................    78    10.21 - 10.21        614       1.99         1.50 - 1.50      33.54 - 33.54

Investments in the
  Morgan Stanley
  Variable Investment
  Series Sub-Accounts:
   Aggressive Equity
   2007................ 1,607    11.02 - 12.00     24,269       0.00         0.70 - 1.98      17.30 - 18.82
   2006................ 2,252     9.36 - 10.10     28,821       0.00         0.70 - 2.05       5.66 -  7.09
   2005................ 2,887     8.86 -  9.43     30,046       0.00         0.70 - 2.05      20.68 - 22.31
   2004................ 3,564     7.34 -  7.71     36,091       0.01         0.70 - 2.05      10.43 - 11.93
   2003................ 4,391     6.65 -  6.89     40,215       0.01         0.70 - 2.05      23.50 - 25.18

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                  For the year ended December 31,
                          ----------------------------------- ---------------------------------------------
                                   Accumulation               Investment      Expense            Total
                          Units     Unit Value     Net Assets   Income        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)     Ratio*   Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ---------- ----------------- -----------------
Investments in the Morgan
  Stanley Variable
  Investment Series
  Sub-Accounts
  (continued):
   Dividend Growth
   2007.................. 10,695  $11.98 - 13.97    $343,677     1.25%      0.70 - 2.05%      2.10 -  3.49%
   2006.................. 13,870   11.74 - 13.50     439,541     1.33       0.70 - 2.05       8.85 - 10.32
   2005.................. 18,424   10.78 - 12.24     545,559     1.26       0.70 - 2.05       3.47 -  4.87
   2004.................. 22,317   10.42 - 11.67     696,586     1.55       0.70 - 2.05       6.26 -  7.70
   2003.................. 27,375    9.81 - 10.83     820,639     1.85       0.70 - 2.05      25.30 - 27.00

   Equity
   2007..................  7,901   10.01 - 10.15     314,113     0.53       0.70 - 2.05      17.10 - 18.70
   2006.................. 10,130    8.43 -  8.67     351,734     0.00       0.70 - 2.05       2.08 -  3.46
   2005.................. 13,231    8.15 -  8.49     459,943     0.00       0.70 - 2.05      15.77 - 17.33
   2004.................. 14,403    6.95 -  7.34     511,428     0.40       0.70 - 2.05       8.89 - 10.37
   2003.................. 17,326    6.30 -  6.74     588,664     0.37       0.70 - 2.05      20.31 - 21.95

   European Growth
   2007..................  3,140   13.87 - 14.56     117,877     1.67       0.70 - 2.05      13.24 - 14.78
   2006..................  3,921   12.24 - 12.68     131,420     1.72       0.70 - 2.05      27.58 - 29.31
   2005..................  5,072    9.60 -  9.81     134,885     1.17       0.70 - 2.05       6.49 -  7.93
   2004..................  5,979    9.01 -  9.09     167,620     1.12       0.70 - 2.05      10.45 - 11.95
   2003..................  7,200    8.12 -  8.16     187,302     0.86       0.70 - 2.05      26.41 - 28.13

   Global Advantage
   2007..................  1,141   10.90 - 11.35      13,342     0.91       0.70 - 2.05      14.70 - 16.27
   2006..................  1,556    9.37 -  9.90      15,728     0.78       0.70 - 2.05      16.15 - 17.73
   2005..................  2,048    7.96 -  8.52      17,769     0.28       0.70 - 2.05       4.64 -  6.05
   2004..................  2,664    7.51 -  8.14      22,063     0.43       0.70 - 2.05      10.26 - 11.75
   2003..................  3,230    6.72 -  7.39      24,224     1.06       0.70 - 2.05      28.46 - 30.20

   Global Dividend Growth
   2007..................  5,011   15.44 - 17.51     126,523     1.96       0.70 - 2.05       4.84 -  6.27
   2006..................  6,387   14.73 - 16.48     154,443     1.98       0.70 - 2.05      19.47 - 21.09
   2005..................  8,403   12.33 - 13.61     169,963     1.63       0.70 - 2.05       4.19 -  5.60
   2004.................. 10,008   11.83 - 12.89     201,476     1.45       0.70 - 2.05      12.60 - 14.13
   2003.................. 11,608   10.51 - 11.29     209,033     1.91       0.70 - 2.05      29.39 - 31.15

   High Yield
   2007..................  1,685    6.40 -  8.30      20,551     6.67       0.70 - 2.05       2.05 -  3.44
   2006..................  2,215    6.19 -  8.13      26,456     6.92       0.70 - 2.05       7.08 -  8.53
   2005..................  2,986    5.70 -  7.60      33,636     6.98       0.70 - 2.05       0.12 -  1.47
   2004..................  3,956    5.62 -  7.59      46,919     7.46       0.70 - 2.05       7.61 -  9.08
   2003..................  4,896    5.15 -  7.05      54,254    10.14       0.70 - 2.05      25.14 - 26.84

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Morgan Stanley
  Variable Investment
  Series Sub-Accounts
  (continued):
   Income Builder
   2007..............  1,483  $14.22 - 15.87    $ 26,173      2.78%        0.70 - 2.05%      1.10 -  2.48%
   2006..............  1,893   14.06 - 15.49      32,764      2.59         0.70 - 2.05      11.90 - 13.42
   2005..............  2,399   12.57 - 13.66      37,101      2.63         0.70 - 2.05       4.79 -  6.21
   2004..............  3,118   11.99 - 12.86      46,418      3.61         0.70 - 2.05       8.71 - 10.19
   2003..............  3,590   11.03 - 11.67      49,256      3.09         0.70 - 2.05      18.39 - 20.00

   Information
   2006 (ag).........     --    N/A - N/A             --      0.00           --  - --         N/A - N/A
   2005..............    619    4.62 - 11.74       2,932      0.00         0.83 - 1.85      -1.24 - -0.23
   2004..............    859    4.79 - 11.77       4,091      0.00         0.83 - 2.05       1.44 -  2.69
   2003..............  1,036    4.72 - 11.46       4,837      0.00         0.83 - 2.05      57.81 - 59.75

   Limited Duration
   2007..............  2,071   11.16 - 12.60      24,656      5.20         0.70 - 1.85       1.05 -  2.22
   2006..............  2,750   11.04 - 12.33      32,271      4.68         0.70 - 1.85       2.37 -  3.56
   2005..............  3,545   10.78 - 11.91      40,508      3.87         0.70 - 1.85       0.01 -  1.16
   2004..............  4,395   10.61 - 11.77      50,056      4.12         0.70 - 2.05      -0.64 -  0.71
   2003..............  5,392   10.68 - 11.69      61,420      4.05         0.70 - 2.05       0.15 -  1.51

   Money Market
   2007..............  6,893   10.47 - 12.05     103,653      4.79         0.70 - 2.05       2.79 -  4.19
   2006..............  8,634   10.18 - 11.56     124,279      4.63         0.70 - 2.05       2.50 -  3.89
   2005..............  9,494    9.93 - 11.13     134,039      2.68         0.70 - 2.05       0.71 -  2.07
   2004.............. 11,900    9.86 - 10.90     166,792      0.79         0.70 - 2.05      -1.18 -  0.16
   2003.............. 16,876    9.98 - 10.89     237,222      0.66         0.70 - 2.05      -1.37 - -0.03

   Quality Income Plus
   2007..............  6,146   13.25 - 16.09     145,177      5.31         0.70 - 2.05       3.83 -  5.24
   2006..............  7,370   12.76 - 15.28     170,943      5.03         0.70 - 2.05       3.56 -  4.96
   2005..............  9,929   12.32 - 14.56     219,645      5.10         0.70 - 2.05       1.23 -  2.61
   2004.............. 12,316   12.17 - 14.19     276,600      5.45         0.70 - 2.05       3.09 -  4.49
   2003.............. 15,564   11.81 - 13.58     340,872      5.68         0.70 - 2.05       6.25 -  7.69

   S&P 500 Index
   2007..............  4,836   10.58 - 11.05      60,707      1.81         0.70 - 2.05       3.08 -  4.49
   2006..............  6,425   10.26 - 10.58      77,960      1.62         0.70 - 2.05      13.22 - 14.75
   2005..............  9,063    9.06 -  9.22      96,741      1.62         0.70 - 2.05       2.52 -  3.91
   2004.............. 11,740    8.84 -  8.87     122,996      0.96         0.70 - 2.05       8.35 -  9.82
   2003.............. 13,279    8.08 -  8.16     127,914      1.01         0.70 - 2.05      25.26 - 26.96

--------
(ag)For the period beginning January 1, 2006, and ending June 23, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Morgan Stanley
  Variable Investment
  Series Sub-Accounts
  (continued):
   Strategist
   2007..............  6,556  $13.32 - 15.12    $204,331      2.75%        0.70 - 2.05%      6.42 -  7.87%
   2006..............  8,248   12.51 - 14.02     241,744      2.57         0.70 - 2.05      12.69 - 14.21
   2005.............. 10,340   11.10 - 12.27     271,309      1.90         0.70 - 2.05       6.13 -  7.57
   2004.............. 12,349   10.46 - 11.41     325,336      1.91         0.70 - 2.05       8.13 -  9.60
   2003.............. 14,584    9.68 - 10.41     366,549      1.65         0.70 - 2.05      23.68 - 25.36

   Utilities
   2007..............  4,165   11.82 - 12.82     123,301      1.90         0.70 - 2.05      17.88 - 19.49
   2006..............  5,184   10.03 - 10.73     132,186      1.99         0.70 - 2.05      17.88 - 19.48
   2005..............  6,612    8.50 -  8.98     143,844      2.34         0.70 - 2.05      12.30 - 13.82
   2004..............  7,513    7.57 -  7.89     157,840      2.49         0.70 - 2.05      18.21 - 19.82
   2003..............  9,199    6.41 -  6.58     165,009      2.83         0.70 - 2.05      14.96 - 16.53

Investments in the
  Morgan Stanley
  Variable Investment
  Series
  (Class Y Shares)
  Sub-Accounts:
   Aggressive Equity (Class Y Shares)
   2007..............  2,335   19.37 - 20.60      28,037      0.00         1.29 - 2.59      16.28 - 17.84
   2006..............  2,987   16.66 - 17.48      30,430      0.00         1.29 - 2.59       4.86 -  6.26
   2005..............  2,999   15.88 - 16.45      28,565      0.00         1.29 - 2.59      19.56 - 21.15
   2004..............  3,342   13.29 - 13.58      26,131      0.00         1.29 - 2.59       9.56 - 11.02
   2003..............  3,669   12.13 - 12.23      25,091      0.00         1.29 - 2.59      21.26 - 22.34

   Dividend Growth (Class Y Shares)
   2007..............  8,452   14.36 - 15.28     109,175      1.03         1.29 - 2.59       1.20 -  2.55
   2006.............. 10,201   14.19 - 14.90     129,082      1.12         1.29 - 2.59       7.97 -  9.40
   2005.............. 11,696   13.15 - 13.62     135,625      1.08         1.29 - 2.59       2.63 -  4.00
   2004.............. 11,891   12.81 - 13.10     132,693      1.43         1.29 - 2.59       5.41 -  6.81
   2003.............. 11,170   12.15 - 12.26     114,227      1.65         1.29 - 2.59      21.52 - 22.60

   Equity (Class Y Shares)
   2007..............  8,548   17.18 - 18.27     103,271      0.12         1.29 - 2.59      16.13 - 17.69
   2006.............. 10,777   14.79 - 15.53     110,189      0.00         1.29 - 2.59       1.23 - 55.26
   2005.............. 12,195   14.61 - 15.14     119,287      0.00         1.29 - 2.59      14.85 - 16.38
   2004.............. 13,667   12.72 - 13.01     112,120      0.22         1.29 - 2.59       7.99 -  9.43
   2003.............. 14,125   11.78 - 11.88      98,665      0.14         1.29 - 2.59      17.80 - 18.84

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          ----------------------------------- ------------------------------------------------
                                   Accumulation                                  Expense            Total
                          Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the Morgan
  Stanley Variable
  Investment Series
  (Class Y Shares) Sub-
  Accounts (continued):
   European Growth (Class Y Shares)
   2007.................. 2,706   $20.68 - 22.00    $39,508       1.47%        1.29 - 2.59%     12.34 - 13.85%
   2006.................. 3,485    18.41 - 19.32     44,439       1.49         1.29 - 2.59      26.52 - 28.21
   2005.................. 3,838    14.55 - 15.07     38,367       0.97         1.29 - 2.59       5.56 -  6.96
   2004.................. 4,429    13.78 - 14.09     41,305       0.98         1.29 - 2.59       9.57 - 11.03
   2003.................. 4,424    12.58 - 12.69     35,785       0.61         1.29 - 2.59      25.79 - 26.90

   Global Advantage (Class Y Shares)
   2007..................   857    18.56 - 19.75     10,007       0.68         1.29 - 2.59      13.65 - 15.17
   2006.................. 1,036    16.33 - 17.15     10,541       0.55         1.29 - 2.59      15.29 - 16.83
   2005.................. 1,190    14.17 - 14.68     10,387       0.05         1.29 - 2.59       3.69 -  5.07
   2004.................. 1,302    13.66 - 13.97     10,869       0.30         1.29 - 2.59       9.38 - 10.84
   2003.................. 1,276    12.49 - 12.60      9,194       0.74         1.29 - 2.59      24.92 - 26.03

   Global Dividend Growth (Class Y Shares)
   2007.................. 3,861    18.29 - 19.46     63,372       1.77         1.29 - 2.59       3.99 -  5.38
   2006.................. 4,671    17.59 - 18.47     72,767       1.74         1.29 - 2.59      18.46 - 20.04
   2005.................. 5,317    14.85 - 15.38     69,331       1.47         1.29 - 2.59       3.43 -  4.81
   2004.................. 5,319    14.36 - 14.68     65,871       1.37         1.29 - 2.59      11.68 - 13.17
   2003.................. 4,330    12.86 - 12.97     46,680       1.63         1.29 - 2.59      28.57 - 29.71

   High Yield (Class Y Shares)
   2007.................. 2,582    12.79 - 13.61     22,673       6.45         1.29 - 2.59       1.20 -  2.55
   2006.................. 3,372    12.64 - 13.27     28,708       6.71         1.29 - 2.59       6.19 -  7.61
   2005.................. 4,278    11.90 - 12.33     33,289       7.05         1.29 - 2.59      -0.71 -  0.61
   2004.................. 4,910    11.99 - 12.25     37,267       7.51         1.29 - 2.59       6.73 -  8.15
   2003.................. 5,305    11.23 - 11.33     33,806       8.97         1.29 - 2.59      12.32 - 13.31

   Income Builder (Class Y Shares)
   2007.................. 2,330    14.42 - 15.34     33,014       2.58         1.29 - 2.59       0.19 -  1.53
   2006.................. 3,086    14.39 - 15.11     43,341       2.37         1.29 - 2.59      11.02 - 12.49
   2005.................. 3,485    12.96 - 13.43     43,791       2.46         1.29 - 2.59       3.95 -  5.34
   2004.................. 3,881    12.47 - 12.75     46,473       3.55         1.29 - 2.59       7.85 -  9.29
   2003.................. 3,718    11.56 - 11.67     40,658       2.90         1.29 - 2.59      15.63 - 16.66

   Information (Class Y Shares)
   2006 (ag).............    --      N/A - N/A           --       0.00           --  -  --        N/A - N/A
   2005.................. 1,511    14.58 - 15.10      9,036       0.00         1.29 - 2.59      -2.38 - -1.09
   2004.................. 2,101    14.93 - 15.27     12,763       0.00         1.29 - 2.59       0.68 -  2.02
   2003.................. 2,271    14.83 - 14.96     13,028       0.00         1.29 - 2.59      48.33 - 49.65

--------
(ag)For the period beginning January 1, 2006, and ending June 23, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          ----------------------------------- ------------------------------------------------
                                   Accumulation                                  Expense            Total
                          Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ------------- ----------------- -----------------

Investments in the Morgan
  Stanley Variable
  Investment Series
  (Class Y Shares) Sub-
  Accounts (continued):
   Limited Duration (Class Y Shares)
   2007..................  9,079  $ 9.82 - 10.45    $ 97,624      5.00%        1.29 - 2.59%      0.12 -  1.47%
   2006.................. 10,388    9.81 - 10.29     110,355      4.47         1.29 - 2.59       1.34 -  2.69
   2005.................. 11,553    9.68 - 10.03     120,269      3.70         1.29 - 2.59      -1.11 -  0.20
   2004.................. 11,437    9.79 - 10.00     120,213      4.01         1.29 - 2.59      -1.45 - -0.13
   2003.................. 11,259    9.93 - 10.02     120,623      3.95         1.29 - 2.59      -0.70 -  0.18

   Money Market (Class Y Shares)
   2007..................  9,271    9.99 - 10.63      97,838      4.65         1.29 - 2.59       1.94 -  3.31
   2006..................  9,658    9.80 - 10.29      99,058      4.44         1.29 - 2.59       1.66 -  3.01
   2005..................  9,420    9.64 -  9.99      94,188      2.51         1.29 - 2.59      1.21 -  -0.11
   2004..................  8,639    9.65 -  9.87      85,984      0.59         1.29 - 2.59     -1.99 -  -0.68
   2003..................  8,984    9.85 -  9.94      90,996      0.40         1.29 - 2.59     -1.52 -  -0.64

   Quality Income Plus (Class Y Shares)
   2007.................. 15,284   11.10 - 11.81     191,480      5.10         1.29 - 2.59       2.98 -  4.36
   2006.................. 16,996   10.78 - 11.31     205,030      5.01         1.29 - 2.59       2.62 -  3.98
   2005.................. 16,194   10.50 - 10.88     191,363      4.85         1.29 - 2.59       0.41 -  1.75
   2004.................. 14,099   10.46 - 10.69     170,081      5.24         1.29 - 2.59       2.35 -  3.72
   2003.................. 11,264   10.22 - 10.31     136,406      5.95         1.29 - 2.59       2.20 -  3.11

   S&P 500 Index (Class Y Shares)
   2007.................. 11,519   15.06 - 16.03     138,928      1.60         1.29 - 2.59       2.27 -  3.64
   2006.................. 13,991   14.73 - 15.46     161,681      1.43         1.29 - 2.59      12.24 - 13.73
   2005.................. 15,651   13.12 - 13.60     157,007      1.40         1.29 - 2.59       1.74 -  3.09
   2004.................. 16,146   12.90 - 13.19     151,930      0.81         1.29 - 2.59       7.44 -  8.87
   2003.................. 15,307   12.01 - 12.11     127,061      0.82         1.29 - 2.59      20.07 - 21.14

   Strategist (Class Y Shares)
   2007..................  6,083   15.89 - 16.91      85,755      2.54         1.29 - 2.59       5.55 -  6.97
   2006..................  7,497   15.06 - 15.81      98,826      2.40         1.29 - 2.59      11.79 - 13.27
   2005..................  8,176   13.47 - 13.95      94,837      1.72         1.29 - 2.59       5.27 -  6.67
   2004..................  8,876   12.79 - 13.08      95,972      1.74         1.29 - 2.59       7.26 -  8.70
   2003..................  8,863   11.93 - 12.03      87,272      1.45         1.29 - 2.59      19.28 - 20.34

   Utilities (Class Y Shares)
   2007..................  2,333   20.35 - 21.65      30,831      1.63         1.29 - 2.59      16.92 - 18.48
   2006..................  2,977   17.40 - 18.27      33,317      1.79         1.29 - 2.59      16.93 - 18.48
   2005..................  3,375   14.88 - 15.42      32,047      2.19         1.29 - 2.59      11.40 - 12.88
   2004..................  3,569   13.36 - 13.66      29,343      2.33         1.29 - 2.59      17.17 - 18.73
   2003..................  3,738   11.40 - 11.51      25,295      2.70         1.29 - 2.59      14.04 - 15.05

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
Neuberger & Berman
  Advisors Management
  Trust Sub-Accounts:
   AMT Guardian
   2007...............    --   $   --  -   --    $    --       0.00%        0.00 - 0.00%      0.00 -  0.00%
   2006...............    --       --  -   --         --       0.00         0.00 - 0.00       0.00 -  0.00
   2005...............    --       --  -   --         --       0.00         0.00 - 0.00       0.00 -  0.00
   2004...............     1    12.62 - 12.62         10       0.13         1.59 - 1.59      13.99 - 13.99
   2003...............     1    11.07 - 11.07          7       0.83         1.59 - 1.59      29.68 - 29.68

   AMT Mid-Cap Growth
   2007...............   < 1    18.97 - 18.97          6       0.00         1.59 - 1.59      20.59 - 20.59
   2006...............   < 1    15.73 - 16.01          7       0.00         1.37 - 1.59      12.89 - 13.14
   2005...............     2    13.93 - 14.38         32       0.00         1.15 - 1.59      11.95 - 12.44
   2004...............     2    12.45 - 12.79         28       0.00         1.15 - 1.59      14.47 - 14.98
   2003...............     2    10.87 - 11.12         25       0.00         1.15 - 1.59      26.05 - 26.61

   AMT Partners
   2007...............     7    16.57 - 16.57        120       0.58         1.59 - 1.59       7.60 -  7.60
   2006...............     9    15.40 - 15.40        142       0.67         1.59 - 1.59      10.48 - 10.48
   2005...............    11    13.94 - 13.94        159       0.96         1.59 - 1.59      16.19 - 16.19
   2004...............    12    12.00 - 12.00        140       0.01         1.59 - 1.59      17.10 - 17.10
   2003...............    12    10.25 - 10.25        121       0.00         1.59 - 1.59      32.96 - 32.96

Investments in the
  Oppenheimer Variable
  Account Funds
  Sub-Accounts:
   Oppenheimer Balanced
   2007...............   418    14.62 - 12.65      5,958       2.60         1.15 - 1.85       1.86 -  2.59
   2006...............   583    12.42 - 14.25      8,116       2.33         1.15 - 1.85       9.10 -  9.88
   2005...............   808    11.38 - 12.97     10,497       1.81         1.15 - 1.85       1.97 -  2.70
   2004...............   948    11.16 - 12.63     12,084       1.04         1.15 - 1.85       8.06 -  8.84
   2003............... 1,032    10.33 - 11.60     12,224       2.89         1.15 - 1.85      22.65 - 23.53

   Oppenheimer Capital Appreciation
   2007...............   919    10.27 - 12.79     11,166       0.23         1.15 - 1.85      12.03 - 12.84
   2006............... 1,171     9.17 - 11.33     12,520       0.38         1.15 - 1.85       5.96 -  6.72
   2005............... 1,368     8.65 - 10.62     13,704       0.91         1.15 - 1.85       3.16 -  3.90
   2004............... 1,553    10.58 - 10.81     14,953       0.31         1.25 - 1.65       5.19 -  5.61
   2003............... 1,581    10.06 - 10.24     14,409       0.35         1.25 - 1.65      28.80 - 29.32

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Oppenheimer Variable
  Account Funds Sub-
  Accounts (continued):
   Oppenheimer Core Bond
   2007................   274   $13.89 - 14.36    $ 3,908       5.19%        1.25 - 1.65%      2.67 -  3.09%
   2006................   295    13.52 - 13.93      4,089       5.42         1.25 - 1.65       3.56 -  3.97
   2005................   347    13.06 - 13.40      4,634       5.38         1.25 - 1.65       0.91 -  1.32
   2004................   399    12.94 - 13.22      5,253       4.64         1.25 - 1.65       3.77 -  4.18
   2003................   386    12.47 - 12.69      4,894       4.79         1.25 - 1.65       5.03 -  5.45

   Oppenheimer Global Securities
   2007................   578    15.75 - 20.99     11,553       1.40         1.15 - 1.85       4.34 -  5.10
   2006................   635    15.10 - 19.97     12,151       1.05         1.15 - 1.85      15.52 - 16.35
   2005................   731    13.07 - 17.16     12,029       1.00         1.15 - 1.85      12.20 - 13.00
   2004................   788    15.96 - 16.31     11,428       1.21         1.25 - 1.65      17.21 - 17.68
   2003................   857    13.61 - 13.86     10,485       0.67         1.25 - 1.65      40.68 - 41.25

   Oppenheimer High Income
   2007................   133    12.96 - 13.18      1,743       7.40         1.25 - 1.45      -1.55 - -1.35
   2006................   144    13.16 - 13.36      1,908       7.32         1.25 - 1.45       7.85 -  8.07
   2005................   161    12.05 - 12.36      1,982       6.77         1.25 - 1.65       0.64 -  1.05
   2004................   174    11.97 - 12.23      2,117       5.84         1.25 - 1.65       7.18 -  7.61
   2003................   137    11.17 - 11.37      1,548       5.98         1.25 - 1.65      11.67 - 22.42

   Oppenheimer Main Street
   2007................   542    11.56 - 11.71      6,186       1.09         1.15 - 1.85       2.48 -  3.22
   2006................   751    11.19 - 11.43      8,286       1.20         1.15 - 1.85      12.90 - 13.71
   2005................   973     9.84 - 10.12      9,394       1.39         1.15 - 1.85       4.02 -  4.77
   2004................ 1,169     9.40 -  9.73     10,777       0.84         1.15 - 1.85       7.43 -  8.21
   2003................ 1,307     8.68 -  9.06     11,121       0.92         1.15 - 1.85      24.38 - 25.27

   Oppenheimer Main Street Small Cap Growth
   2007................   189    20.42 - 21.12      3,970       0.35         1.25 - 1.65      -2.84 - -2.44
   2006................   218    21.02 - 21.65      4,716       0.16         1.25 - 1.65      13.12 - 13.57
   2005................   238    18.58 - 19.06      4,521       0.00         1.25 - 1.65       8.13 -  8.56
   2004................   256    17.18 - 17.56      4,484       0.00         1.25 - 1.65      17.47 - 17.94
   2003................   230    14.63 - 14.89      3,423       0.00         1.25 - 1.65      42.00 - 42.57

   Oppenheimer MidCap Fund
   2007................   208    10.21 - 10.51      1,931       0.00         1.15 - 1.85       4.35 -  5.11
   2006................   290     9.71 - 10.07      2,481       0.00         1.15 - 1.85       1.06 -  1.78
   2005................   351     9.54 -  9.97      2,923       0.00         1.15 - 1.85      10.26 - 11.05
   2004................   397     8.59 -  9.04      2,956       0.00         1.15 - 1.85      17.56 - 18.41
   2003................   431     7.26 -  7.69      2,741       0.00         1.15 - 1.85      23.27 - 24.16

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                   At December 31,                    For the year ended December 31,
                         ----------------------------------- ------------------------------------------------
                                  Accumulation                                  Expense            Total
                         Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Oppenheimer Variable
  Account Funds Sub-
  Accounts (continued):
   Oppenheimer Strategic Bond
   2007.................   405   $15.03 - 16.65    $ 6,438       3.77%        1.15 - 2.00%      7.49 -  8.43%
   2006.................   426    13.98 - 15.36      6,285       4.52         1.15 - 2.00       5.34 -  6.26
   2005.................   519    13.27 - 14.45      7,252       4.52         1.15 - 2.00       1.50 - 32.72
   2004.................   565    13.32 - 14.24      7,816       5.17         1.15 - 1.85       6.66 -  7.43
   2003.................   669    12.48 - 13.25      8,643       6.02         1.15 - 1.85      15.89 - 16.72

Investments in the
  Oppenheimer Variable
  Account Funds (Service
  Class ("SC"))
  Sub-Accounts:
   Oppenheimer Balanced (SC)
   2007................. 2,462    15.26 - 16.34     39,598       2.43         1.29 - 2.59       0.79 -  2.14
   2006................. 2,694    15.14 - 15.99     42,541       1.92         1.29 - 2.59       7.99 -  9.43
   2005................. 2,791    14.02 - 14.61     40,379       1.52         1.29 - 2.59       1.00 -  2.34
   2004................. 2,497    13.88 - 14.28     35,401       0.78         1.29 - 2.59       8.38 - 38.83
   2003................. 1,346    13.02 - 13.18     17,658       0.00         1.29 - 2.34      30.21 - 31.76

   Oppenheimer Capital Appreciation (SC)
   2007................. 5,117    15.00 - 16.04     80,890       0.01         1.29 - 2.69      10.78 - 12.38
   2006................. 5,621    13.54 - 14.27     79,301       0.19         1.29 - 2.69       4.79 -  6.30
   2005................. 5,122    12.92 - 13.42     68,185       0.58         1.29 - 2.69       2.05 -  3.51
   2004................. 3,109    12.66 - 12.97     40,076       0.20         1.29 - 2.69       3.75 -  5.24
   2003 (ak)............ 1,236    12.23 - 12.32     15,196       0.00         1.29 - 2.64      22.35 - 23.23

   Oppenheimer Core Bond (SC)
   2007................. 5,214    10.44 - 10.88     56,223       4.34         1.29 - 2.54       1.43 -  2.74
   2006................. 3,076    10.29 - 10.59     32,374       1.98         1.29 - 2.54       2.88 -  3.58
   2005.................   658    10.07 - 10.22      6,697       1.81         1.29 - 2.44       0.73 -  1.02
   2004 (al)............    68    10.10 - 10.12        687       0.00         1.29 - 2.09       0.97 -  1.18

   Oppenheimer Global Securities (SC)
   2007................. 1,975    21.51 - 22.96     44,656       1.18         1.29 - 2.54       3.37 -  4.71
   2006................. 2,040    20.80 - 21.92     44,168       0.86         1.29 - 2.54      14.39 - 15.85
   2005................. 1,931    18.19 - 18.92     36,192       0.75         1.29 - 2.54      11.17 - 12.59
   2004................. 1,671    16.36 - 16.81     27,890       1.06         1.29 - 2.54      17.35 - 63.59
   2003.................   945    14.20 - 14.32     13,485       0.00         1.29 - 1.99      42.00 - 43.23

--------
(ak)For the period beginning May 1, 2003, and ended December 31, 2003
(al)For the period beginning October 1, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                   At December 31,                    For the year ended December 31,
                         ----------------------------------- ------------------------------------------------
                                  Accumulation                                  Expense            Total
                         Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Oppenheimer Variable
  Account Funds (Service
  Class ("SC")) Sub-
  Accounts (continued):
   Oppenheimer High Income (SC)
   2007................. 2,526   $13.95 - 14.93    $ 37,113      7.13%        1.29 - 2.59%    -3.06 -  -1.76%
   2006................. 2,719    14.39 - 15.19      40,761      7.14         1.29 - 2.59       6.41 -  7.82
   2005................. 2,743    13.52 - 14.09      38,255      5.88         1.29 - 2.59      -0.63 -  0.69
   2004................. 2,292    13.61 - 13.99      31,835      4.80         1.29 - 2.59       7.33 - 36.05
   2003................. 1,079    12.95 - 13.04      14,015      0.00         1.29 - 1.89      29.46 - 30.39

   Oppenheimer Main Street (SC)
   2007................. 6,913    15.47 - 16.65     113,262      0.87         1.29 - 2.69       1.33 -  2.80
   2006................. 7,324    15.27 - 16.20     117,037      0.94         1.29 - 2.69      11.68 - 13.28
   2005................. 6,155    13.67 - 14.30      87,051      0.96         1.29 - 2.69       2.90 -  4.38
   2004................. 4,263    13.29 - 13.70      57,933      0.62         1.29 - 2.69       6.21 -  7.74
   2003................. 2,868    12.56 - 12.71      36,308      0.00         1.29 - 2.34      25.63 - 27.13

   Oppenheimer Main Street Small Cap Growth (SC)
   2007................. 2,386    19.35 - 20.71      48,610      0.17         1.29 - 2.59      -3.96 - -2.67
   2006................. 2,636    20.15 - 21.28      55,315      0.02         1.29 - 2.59      11.70 - 13.18
   2005................. 2,340    18.04 - 18.80      43,534      0.00         1.29 - 2.59       6.88 -  8.30
   2004................. 1,714    16.88 - 17.36      29,516      0.00         1.29 - 2.59      16.09 - 17.64
   2003................. 1,040    14.65 - 14.75      15,279      0.00         1.29 - 1.89      46.50 - 47.55

   Oppenheimer MidCap Fund (SC)
   2007................. 1,246    16.19 - 17.24      21,104      0.00         1.29 - 2.49       3.38 -  4.66
   2006................. 1,382    15.66 - 16.47      22,453      0.00         1.29 - 2.49       0.15 -  1.38
   2005................. 1,215    15.61 - 16.25      19,532      0.00         1.29 - 2.54       9.15 - 10.54
   2004.................   946    14.31 - 14.70      13,794      0.00         1.29 - 2.54      16.40 - 17.89
   2003.................   580    12.38 - 12.47       7,195      0.00         1.29 - 1.84      23.84 - 24.68

   Oppenheimer Strategic Bond (SC)
   2007................. 9,242    14.07 - 15.14     137,792      3.44         1.29 - 2.69       6.59 -  8.13
   2006................. 9,618    13.20 - 14.00     132,951      4.00         1.29 - 2.69       4.36 -  5.85
   2005................. 8,740    12.65 - 13.22     114,446      3.64         1.29 - 2.69      -0.27 -  1.16
   2004................. 6,045    12.68 - 13.07      78,449      3.76         1.29 - 2.69       5.52 -  7.04
   2003................. 2,662    12.11 - 12.21      32,367      0.00         1.29 - 1.99      21.08 - 22.13

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                     At December 31,                    For the year ended December 31,
                           ----------------------------------- ------------------------------------------------
                                    Accumulation                                  Expense            Total
                           Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                           (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                           ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the PIMCO
  Advisors Variable
  Insurance Trust
  Sub-Accounts:
   OpCap Balanced
   2007...................    1    $11.22 - 11.22      $10         1.40%        1.50 - 1.50%     -5.88 - -5.88%
   2006...................    1     11.92 - 11.92       10         0.80         1.50 - 1.50       9.14 -  9.14
   2005...................    1     10.92 - 10.92        9         0.28         1.50 - 1.50       1.20 -  1.20
   2004 (ai)..............    1     10.79 - 10.79       10         0.00         1.50 - 1.50       7.94 -  7.94

   OpCap Small Cap
   2007...................  < 1     18.08 - 18.08        2         0.00         1.50 - 1.50      -0.94 - -0.94
   2006...................  < 1     18.26 - 18.26        2         0.00         1.50 - 1.50      22.23 - 22.23
   2005...................  < 1     14.94 - 14.94        2         0.00         1.50 - 1.50      -1.44 - -1.44
   2004...................  < 1     15.15 - 15.15        2         0.04         1.50 - 1.50      16.11 - 16.11
   2003...................  < 1     13.05 - 13.05        1         0.00         1.50 - 1.50      40.52 - 40.52

Investments in the PIMCO
  Variable Insurance Trust
  Sub-Account:
   Foreign Bond
   2007...................  < 1     11.96 - 11.96        3         3.30         1.50 - 1.50       2.07 -  2.07
   2006...................  < 1     11.72 - 11.72        3         3.19         1.50 - 1.50       0.66 -  0.66
   2005...................  < 1     11.64 - 11.64        3         2.62         1.50 - 1.50       3.57 -  3.57
   2004...................  < 1     11.24 - 11.24        2         1.92         1.50 - 1.50       3.98 -  3.98
   2003...................  < 1     10.81 - 10.81        2         1.40         1.50 - 1.50       0.72 -  0.72

   Money Market
   2007...................    2     10.63 - 10.63       25         4.34         1.50 - 1.50       3.30 -  3.30
   2006...................    1     10.29 - 10.29        9         4.50         1.50 - 1.50       3.05 -  3.05
   2005...................    1      9.99 -  9.99        9         1.89         1.50 - 1.50       1.23 -  1.23
   2004...................    2      9.86 -  9.86       18         0.91         1.50 - 1.50      -0.63 - -0.63
   2003...................    1      9.93 -  9.93       14         0.71         1.50 - 1.50      -0.79 - -0.79

   PIMCO Total Return
   2007...................    1     12.67 - 12.67       15         4.83         1.50 - 1.50       7.13 -  7.13
   2006...................    1     11.83 - 11.83       13         4.56         1.50 - 1.50       2.30 -  2.30
   2005...................    1     11.56 - 11.56       10         5.05         1.50 - 1.50       0.91 -  0.91
   2004...................  < 1     11.46 - 11.46        1         1.76         1.50 - 1.50       3.31 -  3.31
   2003...................  < 1     11.09 - 11.09        1         1.71         1.50 - 1.50       3.46 -  3.46

--------
(ai)For the period beginning April 30, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  PIMCO Variable
  Insurance Trust
  Sub-Accounts
  (continued):
   PIMCO VIT Commodity Real Return Strategy
   2007................   226   $11.34 - 11.57    $ 2,599       4.29%        1.29 - 2.44%      20.12 - 21.55%
   2006 (af)...........   214     9.44 -  9.52      2,034       5.88         1.29 - 2.44       -5.58 - -4.83

   PIMCO VIT Emerging Markets Bond (Admin Shares)
   2007................    66    10.98 - 11.20        740       6.02         1.29 - 2.44        3.14 -  4.36
   2006 (af)...........    43    10.65 - 10.73        458       3.30         1.29 - 2.44        6.48 -  7.32

   PIMCO VIT Real Return (Advisor Shares)
   2007................   895    10.90 - 11.07      9,823       5.21         1.29 - 2.19        8.14 -  9.14
   2006 (af)...........   178    10.08 - 10.15      1,798       2.98         1.29 - 2.19        0.84 -  1.46

   PIMCO VIT Total Return (Advisor Shares)
   2007................ 2,169    10.87 - 11.08     23,862       5.08         1.29 - 2.39        6.05 -  7.25
   2006 (af)........... 1,168    10.25 - 10.33     12,031       3.13         1.29 - 2.39        2.51 -  3.29

Investments in the
  Putnam Variable Trust
  Sub-Accounts:
   VT American Government Income
   2007................ 3,631    12.66 - 14.47     47,951       4.83         0.80 - 2.15        6.02 -  7.49
   2006................ 4,029    11.94 - 13.46     49,819       4.18         0.80 - 2.15        1.01 -  2.40
   2005................ 4,674    11.82 - 13.14     56,674       3.27         0.80 - 2.15       -0.82 -  0.55
   2004................ 5,447    11.92 - 13.07     66,003       3.83         0.80 - 2.15        0.45 -  1.84
   2003................ 6,916    11.87 - 12.83     83,025       2.44         0.80 - 2.15       -0.63 -  0.74

   VT Capital Appreciation
   2007................ 1,468     8.46 -  9.32     13,118       0.15         0.80 - 2.15      -8.96 -  -7.70
   2006................ 1,670     9.29 - 10.10     16,265       0.11         0.80 - 2.15        9.91 - 11.43
   2005................ 1,917     8.45 -  9.06     16,847       0.43         0.80 - 2.15        5.56 -  7.02
   2004................ 2,103     8.01 -  8.47     17,376       0.00         0.80 - 2.15       12.24 - 13.78
   2003................ 2,142     7.14 -  7.44     15,653       0.00         0.80 - 2.15       22.11 - 23.80

   VT Capital Opportunities
   2007................   382    16.25 - 17.03      6,344       0.00         0.80 - 1.80     -11.19 - -10.28
   2006................   446    18.29 - 18.98      8,302       0.09         0.80 - 1.80       13.15 - 14.30
   2005................   393    16.04 - 16.61      6,431       0.00         0.80 - 2.10        9.28 - 60.37
   2004................   233    14.95 - 15.20      3,508       4.42         0.80 - 1.80       16.00 - 17.18
   2003 (ak)...........   105    12.88 - 12.97      1,361       0.00         0.80 - 1.80       28.84 - 29.72

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006
(ak)For the period beginning May 1, 2003, and ended December 31, 2003

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                               At December 31,                    For the year ended December 31,
                     ----------------------------------- ------------------------------------------------
                              Accumulation                                  Expense            Total
                     Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                     (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                     ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Putnam Variable
  Trust Sub-Accounts
  (continued):
   VT Discovery Growth
   2007.............  2,620  $ 5.71 -  6.29    $ 16,059      0.00%        0.80 - 2.15%      7.93 -  9.43%
   2006.............  2,971    5.29 -  5.75      16,757      0.00         0.80 - 2.15       8.69 - 10.18
   2005.............  3,413    4.87 -  5.22      17,568      0.00         0.80 - 2.15       4.95 -  6.39
   2004.............  4,137    4.64 -  4.91      20,140      0.00         0.80 - 2.15       5.26 -  6.72
   2003.............  4,528    4.41 -  4.60      20,769      0.00         0.80 - 2.15     -55.93 - 30.95

   VT Diversified Income
   2007.............  4,904   13.97 - 15.64      71,148      5.14         0.80 - 2.15       1.88 -  3.29
   2006.............  5,915   13.71 - 15.14      83,598      5.74         0.80 - 2.15       4.01 -  5.45
   2005.............  6,486   13.18 - 14.36      87,435      7.39         0.80 - 2.15       0.84 -  2.23
   2004.............  6,968   13.07 - 14.05      92,393      9.33         0.80 - 2.15       6.85 -  8.33
   2003.............  7,546   12.23 - 12.97      92,890      8.88         0.80 - 2.15      17.47 - 19.09

   VT Equity Income
   2007.............  2,132   15.88 - 16.93      35,171      1.40         0.80 - 2.15       0.96 -  2.36
   2006.............  2,267   15.73 - 16.54      36,750      1.08         0.80 - 2.15      16.30 - 17.90
   2005.............  2,057   13.53 - 14.03      28,456      0.96         0.80 - 2.15       3.24 -  4.66
   2004.............  1,611   13.10 - 13.41      21,402      0.00         0.80 - 2.15      10.92 - 31.03
   2003 (ak)........    786   11.99 - 12.09       9,460      0.66         0.80 - 2.00      19.88 - 20.86

   VT The George Putnam Fund of Boston
   2007............. 13,315   13.64 - 13.71     176,035      2.89         0.80 - 2.69      -1.78 -  0.14
   2006............. 16,006   13.69 - 13.89     211,492      2.56         0.80 - 2.69       8.92 - 11.03
   2005............. 19,864   12.33 - 12.75     237,197      2.01         0.80 - 2.69       1.21 -  3.17
   2004............. 20,326   11.95 - 12.60     235,336      1.86         0.80 - 2.69       5.30 -  7.34
   2003............. 19,241   11.24 - 12.16     206,716      0.00         1.29 - 2.59      12.42 - 21.58

   VT Global Asset Allocation
   2007.............  3,664   12.57 - 15.05      49,585      0.54         0.80 - 2.59       0.26 -  2.11
   2006.............  3,913   12.31 - 15.01      51,614      2.53         0.80 - 2.59       9.94 - 11.96
   2005.............  3,355   10.99 - 13.65      39,386      1.08         0.80 - 2.59       4.21 -  6.12
   2004.............  2,842   10.36 - 13.10      30,774      2.74         0.80 - 2.59       6.28 -  8.24
   2003.............  2,429   12.40 - 12.51      23,896      0.00         1.29 - 1.99      24.02 - 25.10

   VT Global Equity
   2007.............  5,116    7.51 - 10.46      53,911      2.20         0.80 - 2.15       6.67 -  8.15
   2006.............  6,002    7.04 -  9.67      59,229      0.34         0.80 - 2.15      20.58 - 22.23
   2005.............  6,652    5.84 -  7.91      54,086      0.79         0.80 - 2.15       6.45 -  7.91
   2004.............  7,523    5.48 -  7.33      57,172      1.99         0.80 - 2.15      11.24 - 12.77
   2003.............  8,402    4.93 -  6.50      57,065      0.94         0.80 - 2.15      26.45 - 28.20

--------
(ak)For the period beginning May 1, 2003, and ended December 31, 2003

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                               At December 31,                    For the year ended December 31,
                     ----------------------------------- ------------------------------------------------
                              Accumulation                                  Expense            Total
                     Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                     (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                     ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Putnam Variable
  Trust Sub-Accounts
  (continued):
   VT Growth and Income
   2007............. 34,907  $12.99 - 15.27    $410,138      1.43%        0.70 - 2.69%     -8.58 - -6.70%
   2006............. 44,194   13.92 - 16.70     557,237      1.56         0.70 - 2.69      12.80 - 15.10
   2005............. 53,314   12.09 - 14.80     585,599      1.57         0.70 - 2.69       2.41 -  4.50
   2004............. 60,631   11.57 - 14.46     638,184      1.57         0.70 - 2.69       8.12 - 10.34
   2003............. 65,400   10.49 - 12.22     621,839      1.62         0.70 - 2.44      22.22 - 26.49

   VT Growth Opportunities
   2007.............  3,715    4.52 -  5.04      17,940      0.06         0.80 - 2.15       3.13 -  4.56
   2006.............  4,517    4.38 -  4.82      20,995      0.06         0.80 - 2.15       6.23 -  7.69
   2005.............  5,332    4.12 -  4.48      23,150      0.63         0.80 - 2.15       1.87 -  3.28
   2004.............  6,236    4.05 -  4.33      26,369      0.00         0.80 - 2.15      -0.44 -  0.93
   2003.............  6,739    4.07 -  4.29      28,422      0.00         0.80 - 2.15     -59.35 - 22.07

   VT Health Sciences
   2007.............  4,274   12.57 - 12.99      51,583      0.86         0.80 - 2.49      -3.09 - -1.40
   2006.............  5,445   12.97 - 13.17      67,227      0.32         0.80 - 2.49       0.24 -  1.97
   2005.............  6,508   12.92 - 12.94      79,355      0.06         0.80 - 2.49      10.39 - 12.29
   2004.............  7,307   11.50 - 11.72      79,846      0.18         0.80 - 2.49       4.46 -  6.27
   2003.............  7,941   11.24 - 11.37      81,918      0.00         1.29 - 2.34      12.39 - 13.73

   VT High Yield
   2007.............  5,637   15.01 - 15.42      84,132      8.15         0.80 - 2.59       0.12 -  1.97
   2006.............  6,642   14.72 - 15.40      97,207      7.59         0.80 - 2.59       7.67 -  9.64
   2005.............  7,310   13.43 - 14.31      97,237      8.04         0.80 - 2.59       0.43 -  2.27
   2004.............  7,790   13.13 - 14.24     100,363      7.97         0.80 - 2.59       9.66 - 42.44
   2003.............  8,620   13.33 - 13.43     100,371      4.98         1.29 - 1.89      33.33 - 34.28

   VT Income
   2007............. 16,149   10.96 - 14.29     200,711      5.31         0.80 - 2.59       2.48 -  4.38
   2006............. 17,751   10.69 - 13.69     214,023      4.26         0.80 - 2.59       1.82 -  3.69
   2005............. 17,575   10.50 - 13.20     208,386      3.13         0.80 - 2.59      -0.28 -  1.54
   2004............. 16,891   10.53 - 13.00     201,496      4.05         0.80 - 2.59       3.60 -  5.30
   2003............. 16,918   10.43 - 10.51     198,574      0.00         1.29 - 1.89       4.30 -  5.07

   VT International Equity
   2007............. 19,162   13.62 - 20.43     314,634      2.98         0.70 - 2.59       5.55 -  7.61
   2006............. 21,968   12.65 - 19.36     332,657      0.60         0.70 - 2.59      24.42 - 26.83
   2005............. 22,597    9.98 - 15.56     268,560      1.40         0.70 - 2.59       9.30 - 11.42
   2004............. 23,292    8.96 - 14.24     247,472      1.42         0.70 - 2.59      13.19 - 15.38
   2003............. 24,059    7.76 - 12.58     220,214      0.79         0.70 - 2.59      25.77 - 27.63

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                               At December 31,                    For the year ended December 31,
                     ----------------------------------- ------------------------------------------------
                              Accumulation                                  Expense
                     Units     Unit Value     Net Assets  Investment        Ratio**       Total Return***
                     (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                     ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Putnam Variable
  Trust Sub-Accounts
  (continued):
   VT International Growth and Income
   2007.............  3,773  $15.18 - 17.78    $ 65,688      1.86%        0.80 - 2.15%      4.69 -  6.15%
   2006.............  4,476   14.50 - 16.75      73,975      1.15         0.80 - 2.15      24.50 - 26.21
   2005.............  4,420   11.64 - 13.27      58,280      0.81         0.80 - 2.15      11.65 - 13.19
   2004.............  4,427   10.43 - 11.72      51,803      1.15         0.80 - 2.15      18.38 - 20.01
   2003.............  3,946   12.55 - 12.55      38,739      1.40         1.50 - 1.50      35.78 - 35.78

   VT International New Opportunities
   2007.............  3,053    8.95 - 13.14      39,492      0.89         0.80 - 2.15      10.77 - 12.30
   2006.............  3,427    8.08 - 11.70      40,874      1.30         0.80 - 2.15      23.43 - 25.13
   2005.............  3,636    6.55 -  9.35      35,417      0.64         0.80 - 2.15      15.83 - 17.42
   2004.............  3,533    5.65 -  7.96      29,412      0.97         0.80 - 2.15      10.91 - 12.44
   2003.............  3,723    5.10 -  7.08      27,875      0.29         0.80 - 2.15      30.35 - 32.14

   VT Investors
   2007............. 14,393    8.54 - 14.50     128,941      0.37         0.80 - 2.44     -7.49 -  -5.93
   2006............. 18,055    9.08 - 15.68     172,343      0.41         0.80 - 2.44      11.16 - 13.02
   2005............. 20,335    8.03 - 14.10     170,024      0.99         0.80 - 2.44       6.16 -  7.94
   2004............. 23,064    7.44 - 13.28     177,118      0.46         0.80 - 2.44       9.89 - 11.74
   2003............. 25,682   12.09 - 12.18     176,160      0.00         1.29 - 2.44      20.89 - 21.84

   VT Mid Cap Value
   2007.............    900   17.72 - 18.89      16,547      1.58         0.80 - 2.15      -0.51 -  0.87
   2006.............  1,083   17.81 - 18.72      19,862      0.22         0.80 - 2.15      12.60 - 14.15
   2005.............    983   15.81 - 16.40      15,895      0.18         0.80 - 2.15      10.03 - 11.54
   2004.............    568   14.37 - 14.70       8,269      0.00         0.80 - 2.15      12.96 - 14.52
   2003 (ak)........    208   12.72 - 12.84       2,666      0.53         0.80 - 2.15      27.23 - 28.40

   VT Money Market
   2007............. 14,737    9.95 - 11.91     157,819      4.74         0.80 - 2.54       2.13 -  3.97
   2006............. 14,482    9.75 - 11.46     150,672      4.27         0.80 - 2.54      -2.54 -  3.54
   2005.............  9,815    9.57 - 11.07      99,786      2.61         0.80 - 2.59      -0.12 -  1.71
   2004.............  7,635    9.58 - 10.88      77,879      0.66         0.80 - 2.59     -4.24 -  -0.15
   2003.............  8,105    9.75 -  9.91      84,932      0.07         1.29 - 2.69     -2.45 -  -0.86

   VT New Opportunities
   2007............. 10,620    8.35 - 16.69      91,485      0.00         0.80 - 2.69       2.88 -  4.89
   2006............. 13,161    7.96 - 16.22     109,501      0.00         0.80 - 2.69       5.65 -  7.69
   2005............. 15,595    7.39 - 15.35     121,531      0.11         0.80 - 2.69       7.05 -  9.12
   2004............. 17,915    6.77 - 14.34     128,471      0.00         0.80 - 2.69       7.34 -  9.43
   2003............. 20,301   13.42 - 13.58     132,129      0.00         1.29 - 2.34      34.20 - 35.80

--------
(ak)For the period beginning May 1, 2003, and ended December 31, 2003

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                               At December 31,                    For the year ended December 31,
                     ----------------------------------- ------------------------------------------------
                              Accumulation                                  Expense            Total
                     Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                     (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                     ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Putnam Variable
  Trust Sub-Accounts
  (continued):
   VT New Value
   2007............. 10,280  $11.36 - 17.36    $164,993      1.21%        0.80 - 2.59%      -7.37 - -5.65%
   2006............. 11,867   12.26 - 18.40     201,899      1.05         0.80 - 2.59       13.02 - 15.09
   2005............. 11,846   10.85 - 15.98     177,051      0.80         0.80 - 2.59        5.05 -  8.51
   2004............. 10,073   15.22 - 16.24     144,451      0.80         0.80 - 2.59       14.50 - 62.44
   2003.............  9,303   14.51 - 14.51     115,740      0.00         2.14 - 2.14       45.11 - 45.11

   VT OTC & Emerging Growth
   2007.............  5,172    2.62 -  5.15      26,995      0.00         0.80 - 2.10       10.31 - 11.78
   2006.............  6,258    2.37 -  4.61      29,518      0.00         0.80 - 2.10       10.05 - 11.51
   2005.............  7,201    2.15 -  4.13      30,905      0.00         0.80 - 2.10        5.60 -  7.00
   2004.............  8,536    2.04 -  3.86      34,313      0.00         0.80 - 2.10        6.25 -  7.66
   2003.............  9,070    1.92 -  3.59      34,595      0.00         0.80 - 2.10       32.87 - 34.63

   VT Research
   2007.............  6,452   10.17 - 14.98      66,808      0.44         0.80 - 2.34      -1.81 -  -0.25
   2006.............  8,102   10.20 - 15.25      84,868      0.56         0.80 - 2.34        8.71 - 10.42
   2005.............  9,811    9.24 - 13.96      93,506      0.84         0.80 - 2.49        2.40 -  4.17
   2004............. 11,404    8.87 - 13.63     104,637      0.00         0.80 - 2.49        4.88 -  6.70
   2003............. 12,617   13.15 - 13.15     108,268      0.00         1.49 - 1.49       31.48 - 31.48

   VT Small Cap Value
   2007.............  5,749   13.81 - 14.67     109,014      0.64         0.70 - 2.30     -14.72 - -13.33
   2006.............  7,373   16.19 - 16.92     164,020      0.33         0.70 - 2.30       14.64 - 16.48
   2005.............  8,460   14.13 - 14.53     164,487      0.17         0.70 - 2.30        4.58 -  6.29
   2004.............  9,526   13.51 - 13.67     176,588      0.34         0.70 - 2.30       23.31 - 25.33
   2003............. 10,165   10.91 - 10.95     152,271      0.33         0.70 - 2.30        9.54 - 48.60

   VT Utilities Growth and Income
   2007.............  2,932   15.68 - 25.11      48,605      1.77         0.80 - 2.69       16.70 - 18.98
   2006.............  3,637   13.17 - 21.51      50,959      2.86         0.80 - 2.69       23.63 - 26.02
   2005.............  4,306   10.45 - 17.40      48,184      1.93         0.80 - 2.69        5.66 -  7.71
   2004.............  4,572    9.71 - 16.47      47,881      2.12         0.80 - 2.69       18.33 - 20.63
   2003.............  4,726   14.07 - 14.14      40,109      0.00         1.29 - 1.79       40.74 - 41.45

   VT Vista
   2007.............  6,528   10.47 - 17.53      68,837      0.00          0.80 -2.69        1.00 -  2.97
   2006.............  8,515   10.17 - 17.36      87,412      0.00          0.80 -2.69        2.62 -  4.61
   2005.............  9,919    9.72 - 16.91      97,783      0.00          0.80 -2.69        9.14 - 11.25
   2004............. 11,018    8.74 - 15.50      98,090      0.00          0.80 -2.69       15.42 - 17.66
   2003............. 11,475   13.49 - 13.65      85,718      0.00          1.29 -2.34       34.85 - 36.46

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
Putnam Variable Trust
Sub-Accounts
  (continued):
   VT Voyager
   2007.............. 26,242  $ 7.15 - 13.59    $244,632      0.00%        0.70 - 2.69%      2.67 -  4.78%
   2006.............. 33,891    6.83 - 13.24     303,969      0.11         0.70 - 2.69       2.61 -  4.70
   2005.............. 41,527    6.52 - 12.90     354,385      0.66         0.70 - 2.69       2.86 -  4.96
   2004.............. 47,857    6.21 - 12.55     386,065      0.25         0.70 - 2.69       2.21 -  4.30
   2003.............. 51,674    5.96 - 11.65     392,809      0.34         0.70 - 2.59      16.48 - 24.04

Investments in the
Rydex Variable Trust
Sub-Account:
   Rydex OTC
   2007..............    < 1   15.19 - 15.19           7      0.08         1.50 - 1.50      16.05 - 16.05
   2006..............    < 1   13.09 - 13.09           5      0.00         1.50 - 1.50       4.19 -  4.19
   2005..............    < 1   12.57 - 12.57           4      0.00         1.50 - 1.50      -0.40 - -0.40
   2004..............    < 1   12.62 - 12.62         < 1      0.00         1.50 - 1.50       7.71 -  7.71
   2003..............    < 1   11.71 - 11.71         < 1      0.00         1.50 - 1.50      43.24 - 43.24

Investments in the
STI Classic Variable
  Trust Sub-Accounts:
   STI International Equity
   2007 (j)(q).......     --    N/A - N/A             --       N/A         0.00 - 0.00        N/A - N/A
   2006..............    230   14.06 - 19.39       4,133      1.17         1.15 - 1.89      22.14 - 23.06
   2005..............    321   11.42 - 15.87       4,711      2.30         1.15 - 1.89      10.83 - 11.67
   2004..............    432   14.32 - 14.45       5,713      2.15         1.29 - 1.89      17.81 - 43.23
   2003..............    582   12.26 - 12.27       6,619      0.00         1.29 - 1.49      22.55 - 22.67

   STI Investment Grade Bond
   2007 (q)..........     --    N/A - N/A             --       N/A         0.00 - 0.00        N/A - N/A
   2006..............    689   10.30 - 13.35       9,070      4.34         1.15 - 2.39       1.88 -  3.17
   2005..............    900   10.11 - 12.94      11,870      3.83         1.15 - 2.39       1.00 -  1.14
   2004..............  1,161   10.19 - 10.31      15,624      3.53         1.29 - 2.04       1.95 -  2.83
   2003..............  1,419    9.99 - 10.03      19,066      1.28         1.29 - 1.99      -0.07 -  0.26

--------
(j)On April 27, 2007 STI International Equity merged into Federated Prime Money Fund II
(q)For the period beginning January 1, 2007 and ended April 27, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                   At December 31,                    For the year ended December 31,
                         ----------------------------------- ------------------------------------------------
                                  Accumulation                                  Expense            Total
                         Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the STI
  Classic Variable Trust
  Sub-Accounts
  (continued):
   STI Classic Large Cap Core Equity (o)
   2007.................   269   $13.78 - 17.22    $ 3,650       1.17%        1.15 - 2.19%    -1.43 -  -0.37%
   2006.................   367    13.84 - 15.32      5,013       1.22         1.15 - 2.19      13.66 - 14.87
   2005.................   444    12.04 - 13.48      5,271       0.95         1.15 - 2.19       6.65 -  7.78
   2004.................   476    12.64 - 12.81      5,210       1.19         1.29 - 2.19      12.83 - 26.43
   2003.................   427    11.32 - 11.36      4,051       0.55         1.29 - 1.89      13.25 - 13.56

   STI Classic Large Cap Growth Stock (p)
   2007.................   755    11.80 - 13.15     15,510       0.38         1.15 - 2.34      12.57 - 13.95
   2006................. 1,120    10.35 - 11.68     21,018       0.27         1.15 - 2.34       8.24 -  9.56
   2005................. 1,599     9.45 - 10.79     28,572       0.13         1.15 - 2.34     -3.21 -  -2.03
   2004................. 2,222    11.15 - 11.33     41,879       0.26         1.29 - 2.34       4.26 -  5.38
   2003................. 2,820    10.70 - 10.75     51,754       0.00         1.29 - 2.34       6.96 -  7.49

   STI Large Cap Value Equity
   2007.................   711    14.61 - 15.57     15,457       1.51         1.15 - 2.19       1.28 -  2.36
   2006................. 1,011    14.27 - 15.37     22,014       1.40         1.15 - 2.19      19.79 - 21.07
   2005................. 1,458    11.79 - 12.83     27,023       1.56         1.15 - 2.19       1.48 -  2.57
   2004................. 1,933    12.65 - 12.82     35,540       1.83         1.29 - 2.19      26.47 - 28.18
   2003................. 2,453    11.23 - 11.25     40,351       1.06         1.49 - 1.89      12.31 - 12.52

   STI Mid-Cap Core Equity (r)
   2007.................   331    12.60 - 16.29      5,835       0.22         1.15 - 2.09       2.97 -  3.97
   2006.................   480    12.12 - 15.82      8,465       0.39         1.15 - 2.09       8.41 -  9.46
   2005.................   639    11.07 - 14.59     10,606       0.44         1.15 - 2.09      11.94 - 13.02
   2004.................   822    13.03 - 13.19     12,560       0.83         1.29 - 2.09      15.31 - 30.33
   2003................. 1,034    11.41 - 11.44     14,088       0.66         1.29 - 1.89      14.06 - 14.38

   STI Small Cap Value Equity
   2007.................   351    18.28 - 30.07      7,960       0.91         1.15 - 2.39       0.09 -  1.38
   2006.................   439    18.26 - 29.66     10,021       0.45         1.15 - 2.39      13.34 - 14.78
   2005.................   526    16.11 - 25.84     10,668       0.44         1.15 - 2.39      10.63 - 61.15
   2004.................   642    14.81 - 15.00     11,863       0.38         1.29 - 2.14      21.53 - 22.59
   2003.................   727    12.18 - 12.23     11,047       0.27         1.29 - 2.14      21.84 - 22.33

--------
(o)Previously known as STI Large Cap Relative Value
(p)Previously known as STI Capital Appreciation
(r)Previously known as STI Mid-Cap Equity

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  The Universal
  Institutional Funds,
  Inc. Sub-Accounts:
   Van Kampen UIF Emerging Markets Equity
   2007............... 2,502   $23.81 - 36.93    $66,623       0.44%        0.70 - 2.20%     37.38 - 39.47%
   2006............... 3,270    17.07 - 25.15     63,047       0.75         0.70 - 2.20      34.17 - 36.19
   2005............... 3,778    12.53 - 20.03     54,052       0.36         0.70 - 2.20      30.95 - 32.92
   2004............... 3,920     9.43 - 14.32     43,013       0.66         0.70 - 2.20      20.41 - 22.26
   2003............... 3,702     7.71 - 12.70     33,517       0.00         0.70 - 2.20      46.42 - 48.63

   Van Kampen UIF Equity Growth
   2007............... 4,748    10.35 - 14.46     55,126       0.00         0.70 - 2.69      18.61 - 21.05
   2006............... 5,948     8.55 - 12.19     58,189       0.00         0.70 - 2.69       1.31 -  3.38
   2005............... 7,010     8.27 - 12.03     67,276       0.48         0.70 - 2.69      12.61 - 14.90
   2004............... 8,272     7.20 - 10.68     70,049       0.19         0.70 - 2.69       6.83 -  7.02
   2003............... 7,339     6.73 -  8.28     56,500       0.00         0.70 - 2.20      22.21 - 24.06

   Van Kampen UIF Fixed Income
   2007...............   139    12.45 - 14.62      1,773       3.61         1.15 - 1.85       3.49 -  4.24
   2006...............   151    12.03 - 14.03      1,863       3.95         1.15 - 1.85       1.82 -  2.55
   2005...............   175    11.81 - 13.68      2,108       3.18         1.15 - 1.85       2.29 -  3.03
   2004...............   246    11.55 - 13.28      2,892       4.08         1.15 - 1.85       2.44 -  3.17
   2003...............   198    11.27 - 12.87      2,267       0.06         1.15 - 1.65       2.70 - 28.67

   Van Kampen UIF Global Value Equity
   2007...............     3    13.78 - 16.90         50       1.97         1.15 - 1.85       4.65 -  5.41
   2006...............     4    13.17 - 16.03         54       1.59         1.15 - 1.85      18.97 - 19.83
   2005...............     4    11.07 - 13.38         47       1.04         1.15 - 1.85       3.88 -  4.62
   2004...............     4    10.66 - 12.79         41       0.73         1.15 - 1.85      11.44 - 12.24
   2003...............     4     9.56 - 11.39         38       0.00         1.15 - 1.85      26.58 - 27.49

   Van Kampen UIF High Yield
   2007...............     1    13.94 - 13.94          9       8.84         1.50 - 1.50       2.44 -  2.44
   2006...............     1    13.61 - 13.61          9       8.01         1.50 - 1.50       7.00 -  7.00
   2005...............     1    12.72 - 12.72          8       0.76         1.50 - 1.50      -0.45 - -0.45
   2004...............    27    12.78 - 12.78        351       6.02         1.50 - 1.50       7.84 -  7.84
   2003...............    28    11.85 - 11.85        326       0.00         1.50 - 1.50      23.83 - 23.83

   Van Kampen UIF International Magnum
   2007............... 2,797    14.22 - 17.22     38,584       1.49         0.70 - 2.20      12.08 - 13.79
   2006............... 3,317    12.50 - 14.05     40,739       0.09         0.70 - 2.20      22.42 - 24.26
   2005............... 3,465    10.06 - 11.48     34,680       1.20         0.70 - 2.20       8.66 - 10.30
   2004............... 3,705     9.12 - 10.56     34,028       2.75         0.70 - 2.20      14.84 - 16.57
   2003............... 3,576     7.82 - 10.06     28,529       0.14         0.70 - 2.20      24.62 - 26.53

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  The Universal
  Institutional Funds,
  Inc. Sub-Accounts
  (continued):
   Van Kampen UIF Mid Cap Growth
   2007...............  2,085  $18.32 - 19.30    $ 38,132      0.00%        0.70 - 2.30%     19.86 -  21.81%
   2006...............  2,642   15.28 - 15.85      40,057      0.00         0.70 - 2.30       6.80 -   8.51
   2005...............  2,911   14.31 - 14.60      41,086      0.00         0.70 - 2.30      14.88 -  16.75
   2004...............  2,992   12.46 - 12.51      36,518      0.00         0.70 - 2.30      18.80 -  20.75
   2003...............  2,559   10.36 - 10.49      26,112      0.00         0.70 - 2.30      38.51 -  40.78

   Van Kampen UIF U.S. Mid Cap Value
   2007...............  7,726   15.12 - 18.20     116,996      0.68         0.70 - 2.69       4.93 -   7.09
   2006...............  9,904   14.41 - 17.00     141,489      0.28         0.70 - 2.69      17.46 -  19.86
   2005............... 11,514   12.26 - 14.18     138,619      0.31         0.70 - 2.69       9.30 -  11.53
   2004............... 12,988   11.22 - 12.71     141,466      0.02         0.70 - 2.69      12.22 -  13.79
   2003............... 11,927   10.67 - 11.17     114,608      0.00         0.70 - 2.30      38.26 -  40.52

   Van Kampen UIF U.S. Real Estate
   2007...............  1,726   20.13 - 33.35      46,609      1.16         0.70 - 2.30    -18.97 -  -17.65
   2006...............  2,397   24.84 - 40.50      79,513      1.10         0.70 - 2.30      34.92 -  37.09
   2005...............  2,895   18.41 - 29.54      70,733      1.20         0.70 - 2.30      14.37 -  16.24
   2004...............  3,448   16.10 - 25.42      73,302      1.55         0.70 - 2.30      33.26 -  35.44
   2003...............  3,895   12.08 - 18.77      61,784      0.00         0.70 - 2.30      35.28 -  37.50

   Van Kampen UIF Value
   2007...............     17   13.85 - 16.40         252      1.76         1.15 - 2.00     -5.02 -   -4.18
   2006...............     22   14.58 - 17.11         342      1.68         1.15 - 2.00      14.56 -  15.56
   2005...............     26   12.72 - 14.81         347      1.32         1.15 - 2.00       3.37 -  27.24
   2004...............     25   13.72 - 14.33         337      0.95         1.15 - 1.65      15.91 -  16.49
   2003...............     24   11.83 - 12.30         277      0.00         1.15 - 1.65      31.89 -  32.55

Investments in the
  The Universal
  Institutional Funds,
  Inc. (Class II) Sub-
  Accounts:
   Van Kampen UIF Emerging Markets Debt (Class II)
   2007...............  1,611   15.64 - 18.02      28,786      7.28         1.29 - 2.59       3.62 -   5.01
   2006...............  1,755   14.19 - 14.89      29,699      8.87         1.29 - 2.59       7.94 -   9.38
   2005...............  1,663   13.61 - 16.11      25,554      7.44         1.29 - 2.59       9.24 -  10.69
   2004...............  1,248   12.03 - 12.30      17,171      7.13         1.29 - 2.59       7.23 -   8.66
   2003...............    347   11.22 - 13.96       4,296      0.00         1.29 - 2.59      12.19 -  39.60

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  The Universal
  Institutional Funds,
  Inc. (Class II) Sub-
  Accounts (continued):
   Van Kampen UIF Emerging Markets Equity (Class II)
   2007................   945   $42.19 - 44.88    $ 41,679      0.41%        1.29 - 2.59%     36.80 - 38.64%
   2006................ 1,095    30.84 - 32.37      34,945      0.75         1.29 - 2.59      33.63 - 35.40
   2005................   903    23.08 - 23.91      21,348      0.35         1.29 - 2.59      30.31 - 32.05
   2004................   471    17.71 - 18.10       8,467      0.70         1.29 - 2.59      21.41 - 77.09
   2003 (ak)...........   272    14.78 - 14.91       4,043      0.00         1.29 - 2.59      47.81 - 49.12

   Van Kampen UIF Equity and Income (Class II)
   2007................ 5,858    13.21 - 14.45      81,721      1.87         1.29 - 2.59       0.67 -  2.02
   2006................ 6,061    14.36 - 15.07      83,763      1.17         1.29 - 2.59       9.67 - 11.13
   2005................ 4,725    13.09 - 13.56      58,796      0.67         1.29 - 2.59       4.61 -  6.00
   2004................ 1,935    12.51 - 12.79      23,296      0.00         1.29 - 2.59       8.63 - 10.08
   2003 (ak)...........   561    11.52 - 11.62       6,494      0.88         1.29 - 2.59      15.19 - 16.22

   Van Kampen UIF Equity Growth (Class II)
   2007................ 1,145    15.09 - 16.38      18,705      0.00         1.29 - 2.59      18.50 - 20.09
   2006................ 1,385    13.82 - 14.51      18,809      0.00         1.29 - 2.59       1.13 -  2.48
   2005................ 1,530    12.27 - 13.67      20,355      0.35         1.29 - 2.59      12.50 - 13.99
   2004................ 1,411    12.15 - 12.42      16,668      0.12         1.29 - 2.59       4.65 -  6.04
   2003 (ak)...........   602    11.61 - 11.71       7,030      0.00         1.29 - 2.59      16.11 - 17.15

   Van Kampen UIF Global Franchise (Class II)
   2007................ 6,729    15.99 - 18.42     119,171      0.00         1.29 - 2.59       6.92 -  8.36
   2006................ 6,893    17.22 - 18.08     113,948      1.43         1.29 - 2.59      18.37 - 19.95
   2005................ 5,284    12.30 - 14.55      74,280      0.00         1.29 - 2.59       9.08 - 10.54
   2004................ 2,482    13.34 - 13.64      32,544      0.15         1.29 - 2.59       9.85 - 11.31
   2003 (ak)...........   758    12.14 - 12.25       9,257      0.00         1.29 - 2.59      21.43 - 22.51

   Van Kampen UIF Int'l Growth Equity (Class II)
   2007................   433    11.90 - 12.14       5,212      0.17         1.29 - 2.44      11.46 - 12.78
   2006 (af)...........   351    10.68 - 10.76       3,765      0.28         1.29 - 2.44       6.76 -  7.61

--------
(af)For the period beginning May 1, 2006 and ended December 31, 2006
(ak)For the period beginning May 1, 2003, and ended December 31, 2003

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  The Universal
  Institutional Funds,
  Inc. (Class II) Sub-
  Accounts (continued):
   Van Kampen UIF Mid Cap Growth (Class II)
   2007................ 3,587   $11.92 - 22.32    $ 62,807      0.00%        1.29 - 2.59%      19.42 - 21.02%
   2006................ 3,035    18.69 - 19.62      49,627      0.00         1.29 - 2.59        6.32 -  7.73
   2005................ 1,949    17.58 - 18.21      35,035      0.00         1.29 - 2.59       14.27 - 15.79
   2004................ 1,348    15.38 - 15.73      21,019      0.00         1.29 - 2.59       18.33 - 19.91
   2003 (ak)...........   785    13.00 - 13.12      10,262      0.00         1.29 - 2.59       30.00 - 31.16

   Van Kampen UIF Small Company Growth (Class II)
   2007................ 1,182    18.79 - 19.99      23,184      0.00         1.29 - 2.59        0.28 -  1.63
   2006................ 1,425    18.74 - 19.67      27,591      0.00         1.29 - 2.59       10.40 - 87.42
   2005................ 1,560    17.20 - 17.82      27,468      0.00         1.29 - 2.59        9.97 - 11.43
   2004................ 1,507    15.64 - 15.99      23,918      0.00         1.29 - 2.59       15.87 - 17.41
   2003 (ak)........... 1,035    13.50 - 13.62      14,062      0.00         1.29 - 2.59       35.01 - 36.21

   Van Kampen UIF U.S. Mid Cap Value (Class II)
   2007................ 4,183    15.87 - 19.97      79,806      0.61         1.29 - 2.59        4.94 -  6.35
   2006................ 4,425    14.93 - 19.03      81,291      0.22         1.29 - 2.59       17.51 - 19.07
   2005................ 3,855    12.54 - 16.20      60,801      0.26         1.29 - 2.59        9.25 - 10.71
   2004................ 2,709    14.83 - 15.16      39,035      0.01         1.29 - 2.59       11.56 - 13.05
   2003 (ak)........... 1,356    13.29 - 13.41      18,124      0.00         1.29 - 2.59       32.90 - 34.08

   Van Kampen UIF U.S. Real Estate (Class II)
   2007................ 3,776    21.96 - 23.31      88,472      1.01         1.29 - 2.69     -19.51 - -18.35
   2006................ 4,137    28.96 - 30.72     118,645      0.96         1.29 - 2.69       33.98 - 35.90
   2005................ 4,154    19.79 - 21.61      87,617      1.15         1.29 - 2.69       13.62 - 15.25
   2004................ 3,417    17.17 - 19.02      62,735      1.60         1.29 - 2.69       34.32 - 90.22
   2003................ 1,366    12.67 - 12.79      18,567      0.00         1.29 - 2.59       26.72 - 27.85

Investments in the
  Van Kampen Life
  Investment Trust
  Sub-Accounts:
   LIT Comstock
   2007................ 5,664    13.22 - 14.35      78,670      1.97         0.70 - 2.30      -4.28 -  -2.73
   2006................ 7,391    13.81 - 14.75     106,183      1.48         0.70 - 2.30       13.64 - 15.47
   2005................ 9,041    12.15 - 12.77     113,319      1.22         0.70 - 2.30        1.98 -  3.64
   2004................ 8,736    11.92 - 12.32     106,501      0.86         0.70 - 2.30       15.05 - 16.94
   2003................ 5,976    10.36 - 10.54      62,969      0.75         0.70 - 2.30       27.98 - 30.08

--------
(ak)For the period beginning May 1, 2003, and ended December 31, 2003

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                             At December 31,                    For the year ended December 31,
                   ----------------------------------- ------------------------------------------------
                            Accumulation                                  Expense            Total
                   Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                   (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                   ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
Van Kampen Life
  Investment Trust
  Sub-Accounts
  (continued):
   LIT Government
   2007...........    116  $11.90 - 12.17    $  1,405      4.92%        1.25 - 1.65%      5.57 -  5.99%
   2006...........    142   11.27 - 11.48       1,626      4.33         1.25 - 1.65       1.65 -  2.06
   2005...........    146   11.09 - 11.25       1,637      4.21         1.25 - 1.65       1.85 -  2.25
   2004...........    182   10.88 - 11.00       1,997      4.50         1.25 - 1.65       2.46 -  2.87
   2003...........    140   10.62 - 10.69       1,491      4.87         1.25 - 1.65       0.08 -  0.48

   LIT Money Market
   2007...........    294   11.23 - 11.62       3,380      4.78         1.25 - 1.65       2.99 -  3.41
   2006...........    263   10.91 - 11.23       2,931      4.04         1.25 - 1.65       2.72 -  3.13
   2005...........    273   10.62 - 10.89       2,961      2.70         1.25 - 1.65       1.01 -  1.41
   2004...........    231   10.51 - 10.74       2,480      0.85         1.25 - 1.65      -0.85 - -0.45
   2003...........    278   10.60 - 10.79       2,989      0.60         1.25 - 1.65      -1.07 - -0.68

   Strat Growth I
   2007...........  4,617    6.96 - 11.85      45,412      0.05         0.70 - 2.30      14.29 - 16.14
   2006...........  6,027    5.99 - 10.37      51,748      0.00         0.70 - 2.30       0.52 -  2.14
   2005...........  7,916    5.86 - 10.32      68,990      0.26         0.70 - 2.30       5.46 -  7.18
   2004...........  9,614    5.47 -  9.78      81,916      0.00         0.70 - 2.30       4.57 -  6.29
   2003........... 11,683    5.15 -  9.36      95,881      0.00         0.70 - 2.30      24.42 - 26.46

Investments in the
Van Kampen Life
  Investment Trust
  (Class II)
  Sub-Accounts:
   LIT Aggressive Growth (Class II)
   2007...........  1,353   15.03 - 18.08      21,082      0.00         0.70 - 2.59      14.54 - 16.78
   2006...........  1,638   12.23 - 12.87      21,980      0.00         0.70 - 2.59       2.21 -  4.19
   2005...........  1,821   11.97 - 12.36      23,587      0.00         0.70 - 2.59       8.24 - 10.34
   2004...........  1,774   11.20 - 14.27      21,143      0.00         0.70 - 2.59      11.92 - 11.97
   2003 (ak)......    288   12.75 - 12.86       3,687      0.00         1.29 - 2.59      27.50 - 28.64

   LIT Comstock (Class II)
   2007........... 20,553   12.90 - 15.49     297,888      1.71         1.29 - 2.59      -4.87 - -3.60
   2006........... 23,656   16.28 - 17.09     356,769      1.25         1.29 - 2.59      13.05 - 14.55
   2005........... 23,945   14.40 - 14.92     317,128      0.87         1.29 - 2.59       1.42 -  2.77
   2004........... 18,304   14.20 - 14.52     236,274      0.67         1.29 - 2.59      14.39 - 15.91
   2003........... 12,466   12.42 - 12.53     137,393      0.47         1.29 - 2.59      24.15 - 25.25

--------
(ak)For the period beginning May 1, 2003, and ended December 31, 2003

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Financial Highlights (continued)

                             At December 31,                    For the year ended December 31,
                   ----------------------------------- ------------------------------------------------
                            Accumulation                                  Expense            Total
                   Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                   (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                   ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Van Kampen Life
  Investment Trust
  (Class II)
  Sub-Accounts
  (continued):
   LIT Growth and Income (Class II)
   2007........... 8,749   $17.56 - 17.65    $157,176      1.44%        1.29 - 2.69%     -0.25 -  1.19%
   2006........... 9,672    17.69 - 17.35     171,902      0.97         1.29 - 2.69      12.86 - 14.48
   2005........... 9,458    15.68 - 16.39     147,128      0.78         1.29 - 2.69       6.78 -  8.31
   2004........... 7,527    14.68 - 15.14     108,454      0.64         1.29 - 2.69      11.05 - 12.65
   2003........... 4,387    12.31 - 12.42      56,398      0.00         1.29 - 2.59      23.14 - 24.23

   LIT Money Market (Class II)
   2007........... 3,118    10.09 - 10.64      32,788      4.79         1.29 - 2.59       1.74 -  3.10
   2006........... 3,035     9.92 - 10.32      31,042      3.94         1.29 - 2.59       1.48 -  2.83
   2005........... 3,045     9.77 - 10.04      30,362      2.48         1.29 - 2.59      -0.22 -  1.11
   2004........... 1,784     9.79 -  9.93      17,650      0.72         1.29 - 2.59      -2.06 - -0.75
   2003...........    --       --  -   --          --      0.00           --  -  --       0.00 -  0.00

   Strat Growth II (Class II)
   2007........... 5,416    14.55 - 15.43      63,457      0.00         1.29 - 2.59      13.61 - 15.13
   2006........... 6,472    12.81 - 13.45      65,542      0.00         1.29 - 2.59      -0.03 -  1.30
   2005........... 6,958    12.81 - 13.23      68,765      0.01         1.29 - 2.59       4.86 -  6.25
   2004........... 7,134    12.22 - 12.45      63,974      0.00         1.29 - 2.59       4.01 -  5.40
   2003........... 6,797    11.75 - 11.85      54,406      0.00         1.29 - 2.59      17.49 - 18.53

                                      252
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY

We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2007 and 2006, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2007. Our audits also included the consolidated financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and accounting for deferred acquisition costs associated with internal replacements in 2007.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 13, 2008

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                  YEAR ENDED DECEMBER 31,
                                                                           ---------------------------------------
(IN MILLIONS)                                                                 2007          2006          2005
                                                                           -----------   -----------   -----------
REVENUES
Premiums (net of reinsurance ceded of $625, $617 and $606)                $       502   $       576   $       474
Contract charges (net of reinsurance ceded of $315, $170 and $ -)                 942         1,009         1,079
Net investment income                                                           4,205         4,057         3,707
Realized capital gains and losses                                                (197)          (79)           19
                                                                           -----------   -----------   -----------

                                                                                5,452         5,563         5,279

COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries of $646, $548 and $515)        1,364         1,372         1,340
Interest credited to contractholder funds (net of reinsurance recoveries
   of $47, $41 and $4)                                                          2,628         2,543         2,340
Amortization of deferred policy acquisition costs                                 518           538           568
Operating costs and expenses                                                      340           398           433
                                                                           -----------   -----------   -----------
                                                                                4,850         4,851         4,681

Loss on disposition of operations                                                 (10)          (88)           (7)
                                                                           -----------   -----------   -----------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                                  592           624           591
                                                                           -----------   -----------   -----------

Income tax expense                                                                180           196           174
                                                                           -----------   -----------   -----------

NET INCOME                                                                        412           428           417
                                                                           -----------   -----------   -----------

OTHER COMPREHENSIVE LOSS, AFTER-TAX
Change in:
    Unrealized net capital gains and losses                                      (409)         (263)         (425)
                                                                           -----------   -----------   -----------

OTHER COMPREHENSIVE LOSS, AFTER-TAX                                              (409)         (263)         (425)
                                                                           -----------   -----------   -----------

COMPREHENSIVE INCOME (LOSS)                                               $         3   $       165   $        (8)
                                                                           ===========   ===========   ===========

                 See notes to consolidated financial statements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                                                           DECEMBER 31,
                                                                                     -------------------------
(IN MILLIONS, EXCEPT SHARE AND PAR VALUE DATA)                                          2007          2006
                                                                                     -----------   -----------
ASSETS
Investments
       Fixed income securities, at fair value (amortized cost $58,020 and $59,869)  $    58,469   $    61,457
       Mortgage loans                                                                     9,901         8,690
       Equity securities (cost $102 and $61)                                                102            72
       Limited partnership interests                                                        994           461
       Short-term                                                                           386           805
       Policy loans                                                                         770           752
       Other                                                                              1,792         1,923
                                                                                     -----------   -----------

    Total investments                                                                    72,414        74,160

Cash                                                                                        185           273
Deferred policy acquisition costs                                                         3,905         3,485
Reinsurance recoverables                                                                  3,410         3,392
Accrued investment income                                                                   652           689
Other assets                                                                                622           585
Separate Accounts                                                                        14,929        16,174
                                                                                     -----------   -----------

   TOTAL ASSETS                                                                     $    96,117   $    98,758
                                                                                     ===========   ===========

LIABILITIES
Contractholder funds                                                                $    60,464   $    60,565
Reserve for life-contingent contract benefits                                            12,598        12,204
Unearned premiums                                                                            33            34
Payable to affiliates, net                                                                  206            84
Other liabilities and accrued expenses                                                    2,823         3,235
Deferred income taxes                                                                       101           258
Note payable to parent                                                                       --           500
Long-term debt                                                                              200           206
Separate Accounts                                                                        14,929        16,174
                                                                                     -----------   -----------

   TOTAL LIABILITIES                                                                     91,354        93,260
                                                                                     -----------   -----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTES 7 AND 11)

SHAREHOLDER'S EQUITY
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares
     authorized, none and 49,230 shares issued and outstanding                               --             5
Redeemable preferred stock - series B, $100 par value, 1,500,000 shares
     authorized, none issued                                                                 --            --
Common stock, $227 par value, 23,800 shares authorized and outstanding                        5             5
Additional capital paid-in                                                                1,108         1,108
Retained income                                                                           3,734         4,055
Accumulated other comprehensive income:
     Unrealized net capital gains and losses                                                (84)          325
                                                                                     -----------   -----------

   Total accumulated other comprehensive income                                             (84)          325
                                                                                     -----------   -----------

   TOTAL SHAREHOLDER'S EQUITY                                                             4,763         5,498
                                                                                     -----------   -----------

   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                       $    96,117   $    98,758
                                                                                     ===========   ===========

                 See notes to consolidated financial statements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                              YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------
(IN MILLIONS)                                            2007          2006          2005
                                                      -----------   -----------   -----------
REDEEMABLE PREFERRED STOCK - SERIES A
Balance, beginning of year                           $         5   $         5   $         5
Redemption of stock                                           (5)           --            --
                                                      -----------   -----------   -----------
Balance, end of year                                          --             5             5
                                                      -----------   -----------   -----------

REDEEMABLE PREFERRED STOCK - SERIES B                         --            --            --
                                                      -----------   -----------   -----------

COMMON STOCK                                                   5             5             5
                                                      -----------   -----------   -----------

ADDITIONAL CAPITAL PAID-IN                                 1,108         1,108         1,108

RETAINED INCOME
Balance, beginning of year                                 4,055         4,302         4,178
Net income                                                   412           428           417
Dividends                                                   (725)         (675)         (293)
Cumulative effect of change in accounting principle           (8)           --            --
                                                      -----------   -----------   -----------
Balance, end of year                                       3,734         4,055         4,302
                                                      -----------   -----------   -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                   325           588         1,013
Change in unrealized net capital gains and losses           (409)         (263)         (425)
                                                      -----------   -----------   -----------

Balance, end of year                                         (84)          325           588
                                                      -----------   -----------   -----------

TOTAL SHAREHOLDER'S EQUITY                           $     4,763   $     5,498   $     6,008
                                                      ===========   ===========   ===========

                 See notes to consolidated financial statements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                       ---------------------------------------
(IN MILLIONS)                                                                             2007          2006          2005
                                                                                       -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                            $       412   $       428   $       417
   Adjustments to reconcile net income to net cash provided by operating activities:
      Amortization and other non-cash items                                                  (289)         (280)         (175)
      Realized capital gains and losses                                                       197            79           (19)
      Loss on disposition of operations                                                        10            88             7
      Interest credited to contractholder funds                                             2,628         2,543         2,340
      Changes in:
          Policy benefit and other insurance reserves                                        (290)         (199)         (200)
          Unearned premiums                                                                    (1)           (1)            4
          Deferred policy acquisition costs                                                   (29)         (205)         (198)
          Reinsurance recoverables                                                           (276)         (218)         (197)
          Income taxes payable                                                                112          (122)           18
          Other operating assets and liabilities                                              104            93            95
                                                                                       -----------   -----------   -----------

             Net cash provided by operating activities                                      2,578         2,206         2,092
                                                                                       -----------   -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
   Fixed income securities                                                                 11,222        12,290        10,660
   Equity securities                                                                           73            23            25
   Limited partnership interests                                                              181           114            32
Investment collections
   Fixed income securities                                                                  2,981         2,727         4,076
   Mortgage loans                                                                           1,506         1,618         1,172
Investment purchases
   Fixed income securities                                                                (12,096)      (16,246)      (18,128)
   Equity securities                                                                         (101)         (282)          (37)
   Limited partnership interests                                                             (673)          (22)         (166)
   Mortgage loans                                                                          (2,637)       (2,159)       (1,976)
Change in short-term investments, net                                                          31           362          (352)
Change in policy loans and other investments, net                                            (124)          (33)          (16)
Disposition of operations                                                                      (5)         (826)           (2)
                                                                                       -----------   -----------   -----------

             Net cash provided by (used in) investing activities                              358        (2,434)       (4,712)
                                                                                       -----------   -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Note payable to parent                                                                       (500)          500             -
Redemption of redeemable preferred stock                                                      (11)          (26)          (26)
Contractholder fund deposits                                                                7,948         9,546        11,374
Contractholder fund withdrawals                                                            (9,736)       (8,998)       (8,604)
Dividends paid                                                                               (725)         (675)         (211)
                                                                                       -----------   -----------   -----------

             Net cash (used in) provided by financing activities                           (3,024)          347         2,533
                                                                                       -----------   -----------   -----------

NET (DECREASE) INCREASE IN CASH                                                               (88)          119           (87)
CASH AT BEGINNING OF YEAR                                                                     273           154           241
                                                                                       -----------   -----------   -----------

CASH AT END OF YEAR                                                                   $       185   $       273   $       154
                                                                                       ===========   ===========   ===========

                 See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   GENERAL

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company ("ALIC") and its wholly owned subsidiaries (collectively referred to as the "Company"). ALIC is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany accounts and transactions have been eliminated.

     To conform to the current year presentation, certain amounts in the prior years' consolidated financial statements and notes have been reclassified.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells life insurance, retirement and investment products to individual and institutional customers. The principal individual products are fixed annuities and interest-sensitive, traditional and variable life insurance. The principal institutional product is funding agreements backing medium-term notes issued to institutional and individual investors. The following table summarizes premiums and contract charges by product.

        ($ IN MILLIONS)                                  2007         2006         2005
                                                      -----------  -----------  -----------
        PREMIUMS
        Traditional life insurance                   $       260  $       257  $       250
        Immediate annuities with life contingencies          204          278          197
        Other                                                 38           41           27
                                                      -----------  -----------  -----------
        TOTAL PREMIUMS                                       502          576          474

        CONTRACT CHARGES
        Interest-sensitive life insurance                    862          797          734
        Fixed annuities                                       79           73           65
        Variable annuities                                     1          139          280
                                                      -----------  -----------  -----------
        TOTAL CONTRACT CHARGES                               942        1,009        1,079
                                                      -----------  -----------  -----------
        TOTAL PREMIUMS AND CONTRACT CHARGES          $     1,444  $     1,585  $     1,553
                                                      ===========  ===========  ===========

     The Company, through several subsidiaries, is authorized to sell life insurance and retirement products in all 50 states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam. For 2007, the top geographic locations for statutory premiums and annuity considerations were Delaware, California and New York. No other jurisdiction accounted for more than 5% of statutory premiums and annuity considerations. The Company distributes its products to individuals through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialists, independent agents (including master brokerage agencies and workplace enrolling agents), and financial service firms, such as banks, broker-dealers and specialized structured settlement brokers.

     The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. The Company currently benefits from agreements with financial services entities that market and distribute its products; change in control of these non-affiliated entities could negatively impact the Company's sales. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd)

other proposals if adopted, that reduce the taxation or permit the establishment of certain products or investments that may compete with life insurance or annuities could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, asset-backed securities, mortgage-backed securities, commercial mortgage-backed securities and redeemable preferred stocks. Fixed income securities may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The fair value of fixed income securities is based upon observable market quotations, other market observable data or is derived from such quotations and market observable data. The fair value of privately placed fixed income securities is generally based on widely accepted pricing valuation models, which are developed internally. The valuation models use security specific information such as the credit rating of the issuer, industry sector of the issuer, maturity, estimated duration, call provisions, sinking fund requirements, coupon rate, quoted market prices of comparable securities and estimated liquidity premiums to determine security specific credit spreads. These spreads are then adjusted for illiquidity based on historical analysis and broker surveys. The difference between amortized cost and fair value, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, certain deferred sales inducement costs, and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Consolidated Statement of Cash Flows.

     Reported in fixed income securities are hybrid securities which have characteristics of fixed income securities and equity securities. Many of these securities have attributes most similar to those of fixed income securities such as a stated interest rate, a mandatory redemption date or a punitive interest rate step-up feature which, in most cases, would compel the issuer to redeem the security at a specified call date. Hybrid securities are carried at fair value and amounted to $2.67 billion and $2.09 billion at December 31, 2007 and 2006, respectively.

     Equity securities include common and non-redeemable preferred stocks. Common and non-redeemable preferred stocks are classified as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

     Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.

     Investments in limited partnership interests, including certain interests in limited liability companies and funds, and where the Company's interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for in accordance with the cost method of accounting; otherwise, investments in limited partnership interests are accounted for in accordance with the equity-method of accounting.

     Short-term investments are carried at cost or amortized cost that approximates fair value. Policy loans are carried at the unpaid principal balances. Other investments consist primarily of bank loans. Bank loans are comprised primarily of senior secured corporate loans which are carried at amortized cost.

     In connection with the Company's securities lending business activities, funds received in connection with securities repurchase agreements, cash collateral received from counterparties related to derivative transactions and securities purchased under agreements to resell are invested and classified as short-term investments or fixed income securities available for sale as applicable. For the Company's securities lending business activities and securities sold under agreements to repurchase, the Company records an offsetting liability in other liabilities and accrued expenses for the Company's obligation to return the collateral or funds received.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd)

     Investment income consists primarily of interest and dividends, income from limited partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities is determined considering estimated principal repayments obtained from widely accepted third party data sources and internal estimates. Interest income on certain beneficial interests in securitized financial assets is determined using the prospective yield method, based upon projections of expected future cash flows. For all other asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities, the effective yield is recalculated on the retrospective basis. Income from investments in limited partnership interests accounted for on the cost basis is recognized upon receipt of amounts distributed by the partnerships as income. Income from investments in limited partnership interests accounted for utilizing the equity-method of accounting is recognized based on the financial results of the entity and the Company's proportionate investment interest. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when receipt of interest payments is in doubt.

     Realized capital gains and losses include gains and losses on investment dispositions, write-downs in value due to other-than-temporary declines in fair value and periodic changes in the fair value and settlements of certain derivatives including hedge ineffectiveness. Dispositions include sales, losses recognized in anticipation of dispositions and other transactions such as calls and prepayments. Realized capital gains and losses on investment dispositions are determined on a specific identification basis.

     The Company recognizes other-than-temporary impairment losses on fixed income securities, equity securities and short-term investments when the decline in fair value is deemed other-than-temporary (see Note 6).

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include swaps, futures (interest rate), options (including swaptions), interest rate caps and floors, warrants, certain forward contracts for purchases of to-be-announced ("TBA") mortgage securities, forward contracts to hedge foreign currency risks and certain investment risk transfer reinsurance agreements. Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in convertible and equity-indexed fixed income securities, equity-indexed life and annuity contracts, reinsured variable annuity contracts, and certain funding agreements (see Note 7).

     All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in the fair value of derivatives embedded in certain fixed income securities and subject to bifurcation is reported in realized capital gains and losses. The change in the fair value of derivatives embedded in liabilities and subject to bifurcation is reported in life and annuity contract benefits, interest credited to contractholder funds or realized capital gains and losses.

     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk. In the case of a cash flow hedge, this documentation includes the exposure to changes in the hedged item's or transaction's variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges is reported in realized capital gains and losses. The hedge ineffectiveness reported in realized capital gains and losses amounted to losses of $13 million, $7 million and $7 million in 2007, 2006 and 2005, respectively.

     FAIR VALUE HEDGES The Company designates certain of its interest rate and foreign currency swap contracts and certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd)

     For hedging instruments used in fair value hedges, when the hedged items are investment assets or a portion thereof, the change in the fair value of the derivatives is reported in net investment income, together with the change in the fair value of the hedged items. The change in the fair value of hedging instruments used in fair value hedges of contractholder funds liabilities or a portion thereof is reported in interest credited to contractholder funds, together with the change in the fair value of the hedged item. Accrued periodic settlements on swaps are reported together with the changes in fair value of the swaps in net investment income or interest credited to contractholder funds. The amortized cost for fixed income securities, the carrying value for mortgage loans or the carrying value of the hedged liability is adjusted for the change in the fair value of the hedged risk.

     CASH FLOW HEDGES The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. The Company's cash flow exposure may be associated with an existing asset, liability or a forecasted transaction. Anticipated transactions must be probable of occurrence and their significant terms and specific characteristics must be identified.

     For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives are reported in accumulated other comprehensive income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects net income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to net income; or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to net income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     TERMINATION OF HEDGE ACCOUNTING If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable, or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances. If the derivative financial instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a fair value hedge is no longer effective, is redesignated as non-hedge or when the derivative has been terminated, the fair value gain or loss on the hedged asset, liability or portion thereof which has already been recognized in income while the hedge was in place and used to adjust the amortized cost for fixed income securities, the carrying value for mortgage loans or the carrying amount for the liability, is amortized over the remaining life of the hedged asset, liability or portion thereof, and reflected in net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied. If the hedged item in a fair value hedge is an asset which has become other-than-temporarily impaired, or is a liability which an increase has been recognized for the obligation, the adjustment made to the amortized cost for fixed income securities, the carrying value for mortgage loans or the carrying amount for the liability is subject to the accounting policies applied to other-than-temporarily impaired assets.

     When a derivative financial instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the hedged risk impacts net income, beginning in the period hedge accounting is no longer applied or the derivative instrument is terminated. If the derivative financial instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative financial instrument used in a cash flow hedge of a forecasted transaction is terminated because the forecasted transaction is no longer probable, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied. If a cash flow hedge is no longer effective, the gain or loss recognized on the derivative during the period the hedge was effective is reclassified from accumulated other comprehensive income to net income as the remaining hedged item affects net income.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd)

     NON-HEDGE DERIVATIVE FINANCIAL INSTRUMENTS The Company also has certain derivatives that are used in interest rate, equity price and credit risk management strategies for which hedge accounting is not applied. These derivatives primarily consist of certain interest rate swap agreements, equity and financial futures contracts, interest rate cap and floor agreements, swaptions, foreign currency forward and option contracts, certain forward contracts for TBA mortgage securities and credit default swaps.

     The Company replicates fixed income securities using a combination of a credit default swap and one or more highly rated fixed income securities to synthetically replicate the economic characteristics of one or more cash market securities. Fixed income securities are replicated when they are either unavailable in the cash market or are more economical to acquire in synthetic form.

     Based upon the type of derivative instrument and strategy, the income statement effects of these derivatives are reported in a single line item with the results of the associated risk. Therefore, the derivatives' fair value gains and losses and accrued periodic settlements are recognized together in one of the following line items during the reporting period: net investment income, realized capital gains and losses, operating costs and expenses, life and annuity contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives requiring bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks respectively within the Consolidated Statement of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Consolidated Statement of Cash Flows.

SECURITIES LOANED AND SECURITY REPURCHASE AND RESALE

     The Company's business activities, include securities lending transactions, securities sold under agreements to repurchase ("repurchase agreements"), and securities purchased under agreements to resell ("resale agreements"), which are used primarily to generate net investment income. The proceeds received from repurchase agreements also provide a source of liquidity. For repurchase agreements and securities lending transactions used to generate net investment income, the proceeds received are reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.

     The Company receives collateral for securities loaned in an amount generally equal to 103% of the fair value of securities, and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice. Substantially all of the Company's securities loaned are placed with large brokerage firms.

     The Company's policy is to take possession or control of securities under resale agreements. Securities to be repurchased under repurchase agreements are the same, or substantially the same, as the securities transferred. The Company's obligations to return the funds received under repurchase agreements are carried at the amount at which the securities will subsequently be reacquired, including accrued interest, as specified in the respective agreements and are classified as other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in life and annuity contract benefits and recognized in relation to premiums so that profits are recognized over the life of the policy.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums so that profits are recognized over the life of the contract.

     Interest-sensitive life contracts, such as universal life, single premium life and equity-indexed life are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk),

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd)

contract administration and early surrender. These contract charges are recognized as revenue when assessed against the contractholder account balance. Life and annuity contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, and funding agreements (primarily backing medium-term notes) are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed annuities, indexed life contracts and indexed funding agreements are generally based on a specified interest rate index, such as LIBOR, or an equity index, such as the S&P 500. Interest credited also includes amortization of deferred sales inducement ("DSI") expenses. DSI is amortized into interest credited using the same method used to amortize deferred policy acquisition costs ("DAC").

     Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred include guaranteed minimum death, income, withdrawal and accumulation benefits. Subsequent to the Company's disposal of substantially all of its variable annuity business through reinsurance agreements with Prudential in 2006 (see Note 3), the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration, premium taxes, inspection costs, and certain underwriting and direct mail solicitation expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuities and primarily in the form of additional credits to the customer's account value or enhancements to interest credited for a specified period, which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses on the Consolidated Statements of Operations and Comprehensive Income. Future investment income is considered in determining the recoverability of DAC. Amortization of DAC associated with life insurance and investment contracts is described in more detail below. All life insurance and investment contract DAC is included in amortization of deferred policy acquisition costs on the Consolidated Statements of Operations and Comprehensive Income. DSI is reported in other assets and amortized to income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds on the Consolidated Statements of Operations and Comprehensive Income. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

     For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

     For interest-sensitive life, annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior DAC balance and uses rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of customer surrender rates, partial withdrawals and deaths generally results in the majority of the DAC being amortized over the surrender charge period. The rate of amortization during this term is matched to the pattern of total gross profits.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd)

     AGP and EGP consists primarily of the following components: the excess of contract charges for the cost of insurance over mortality and other benefits; investment income and realized capital gains and losses over interest credited; and surrender and other contract charges over maintenance expenses. The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to policyholders, the effect of any hedges used, persistency, mortality and expenses.

     Changes in the amount or timing of EGP result in adjustments to the cumulative amortization of DAC and DSI. All such adjustments are reflected in the current results of operations.

     The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC and DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively, on the Consolidated Statements of Operations and Comprehensive Income.

     Any amortization of DAC or DSI that would result from changes in unrealized gains or losses had those gains or losses actually been realized during the reporting period is recorded net of tax in other comprehensive income.

     The costs assigned to the right to receive future cash flows from certain business purchased from other insurers are also classified as DAC in the Consolidated Statements of Financial Position. The costs capitalized represent the present value of future profits expected to be earned over the lives of the contracts acquired. These costs are amortized as profits emerge over the lives of the acquired business and are periodically evaluated for recoverability. The present value of future profits was $21 million and $25 million at December 31, 2007 and 2006, respectively. Amortization expense on the present value of future profits was $5 million, $6 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions that are determined to result in replacement contracts that are substantially unchanged from the replaced contract are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contract continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life insurance and investment contracts, the EGP of the replacement contract is treated as revisions to the EGP of the replaced contract in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC and benefit reserves that result from the replacement contract are treated as prospective revisions. Any costs associated with the issuance of the replacement contract are characterized as maintenance costs and expensed as incurred.

     Internal replacement transactions that are determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to the Consolidated Statements of Operations and Comprehensive Income.

REINSURANCE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance (see Note 9). The Company has also used reinsurance to effect the acquisition or disposition of certain blocks of business. The amounts reported in the Consolidated Statements of Financial Position as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts or are earned ratably over the contract period to the extent coverage remains available. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers including their activities with respect to claim settlement practices and commutations, and establishes allowances for uncollectible reinsurance recoverables as appropriate.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd)

GOODWILL

     Goodwill represents the excess of amounts paid for acquiring businesses over the fair value of the net assets acquired. The Company annually evaluates goodwill for impairment using a trading multiple analysis, which is a widely accepted valuation technique to estimate the fair value of its reporting units. The Company also reviews its goodwill for impairment whenever events or changes in circumstances indicate that it is more likely than not that the carrying amount of goodwill may exceed its implied fair value. Goodwill impairment evaluations indicated no impairment at December 31, 2007.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, insurance reserves and DAC. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized (see Note 12).

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits payable under insurance policies including traditional life insurance, life-contingent fixed annuities and voluntary health products is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses (see Note 8). These assumptions, which for traditional life insurance, life-contingent fixed annuities and accident and health products are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life, fixed annuities and funding agreements. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see
Note 8). Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

SEPARATE ACCOUNTS

     Separate accounts assets are carried at fair value. Separate accounts liabilities are carried at the account values, which are equal to the carrying value of the corresponding assets. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Consolidated Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in consolidated cash flows.

     Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. Substantially all of the Company's variable annuity business was reinsured to Prudential in 2006.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to invest, commitments to purchase private placement securities, commitments to extend mortgage loans, financial guarantees and credit guarantees have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Consolidated Statements of Financial Position (see Note 7 and Note 11).

ADOPTED ACCOUNTING STANDARDS

STATEMENT OF POSITION 05-1, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED
  ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS ("SOP 05-1")

      In October 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides accounting guidance for DAC associated with internal replacements of insurance and investment contracts other than those set forth in Statement of Financial Accounting Standards ("SFAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs through the exchange of an existing contract for a new contract, or by amendment, endorsement or rider to an existing contract, or by the election of a feature or coverage within an existing contract. The Company adopted the provisions of SOP 05-1 on January 1, 2007 for internal replacements occurring in fiscal years beginning after December 15, 2006. The adoption resulted in an $8 million after-tax reduction to retained income to reflect the impact on EGP from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral under SOP 05-1 and a reduction of DAC and DSI balances of $13 million pre-tax as of January 1, 2007.

SFAS NO. 155, ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS - AN AMENDMENT
  OF FASB STATEMENTS NO. 133 AND 140 ("SFAS NO. 155")

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, which permits the fair value remeasurement at the date of adoption of any hybrid financial instrument containing an embedded derivative that otherwise would require bifurcation under paragraph 12 or 13 of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"); clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments that contain embedded derivatives requiring bifurcation; and clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives. The Company adopted the provisions of SFAS No. 155 on January 1, 2007, which were effective for all financial instruments acquired, issued or subject to a remeasurement event occurring after the beginning of the first fiscal year beginning after September 15, 2006. The Company elected not to remeasure existing hybrid financial instruments that contained embedded derivatives requiring bifurcation at the date of adoption pursuant to paragraph 12 or 13 of SFAS No. 133. The adoption of SFAS No. 155 did not have a material effect on the results of operations or financial position of the Company.

FASB INTERPRETATION NO. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN
  INTERPRETATION OF FASB STATEMENT NO. 109 AND FASB STAFF POSITION NO. FIN 48-1, DEFINITION OF SETTLEMENT IN FASB INTERPRETATION NO. 48 ("FIN 48")

     The FASB issued the interpretation in July 2006 and the staff position in May 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes". FIN 48 requires an entity to recognize the tax benefit of uncertain tax positions only when it is more likely than not, based on the position's technical merits, that the position would be sustained upon examination by the respective taxing authorities. The tax benefit is measured as the largest benefit that is more than fifty-percent likely of being realized upon final settlement with the respective taxing authorities. On January 1, 2007, the Company adopted the provisions of FIN 48, which were effective for fiscal years beginning after December 15, 2006. No cumulative effect of a change in accounting principle or adjustment to the liability for unrecognized tax benefits was recognized as a result of the adoption of FIN 48. Accordingly, the adoption of FIN 48 did not have an effect on the results of operations or financial position of the Company (see Note 12).

SECURITIES AND EXCHANGE COMMISSION ("SEC") STAFF ACCOUNTING BULLETIN NO. 108,
  CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108")

     In September 2006, the SEC issued SAB 108 to eliminate the diversity of practice in the way misstatements are quantified for purposes of assessing their materiality in financial statements. SAB 108 was intended to eliminate the potential build up of improper amounts on the balance sheet due to the limitations of certain methods of assessing materiality previously utilized by some reporting entities. SAB 108 established a single quantification framework wherein the significance determination is based on the effects of the misstatements on each of the financial statements as well as the related financial statement disclosures. On December 31, 2006, the Company adopted the provisions of SAB 108 which were effective for the first fiscal year ending after November 15, 2006. The adoption of SAB 108 did not have any effect on the results of operations or financial position of the Company.

FASB STAFF POSITION NO. FAS 115-1, THE MEANING OF OTHER-THAN-TEMPORARY
  IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("FSP FAS 115-1")

     FSP FAS 115-1 nullified the guidance in paragraphs 10-18 of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and references existing other-than-temporary impairment guidance. FSP FAS 115-1 clarifies that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell the security has not been made, and also provides guidance on the subsequent income recognition for impaired debt securities. The Company adopted FSP FAS 115-1 as of January 1, 2006 on a prospective basis. The effects of adoption did not have a material effect on the results of operations or financial position of the Company.

SFAS NO. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS - A REPLACEMENT OF APB
  OPINION NO. 20 AND FASB STATEMENT NO. 3 ("SFAS NO. 154")

     SFAS No. 154 replaced Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes", and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 requires retrospective application to prior periods' financial statements for changes in accounting principle, unless determination of either the period specific effects or the cumulative effect of the change is impracticable or otherwise not required. The Company adopted SFAS No. 154 on January 1, 2006. The adoption of SFAS No. 154 did not have any effect on the results of operations or financial position of the Company.

PENDING ACCOUNTING STANDARDS

SFAS NO. 141(R), BUSINESS COMBINATIONS ("SFAS NO. 141R")

     In December 2007, the FASB issued SFAS No. 141R which replaces SFAS No. 141, "Business Combinations" ("SFAS No. 141"). Among other things, SFAS No. 141R broadens the scope of SFAS No. 141 to include all transactions where an acquirer obtains control of one or more other businesses; retains the guidance to recognize intangible assets separately from goodwill; requires, with limited exceptions, that all assets acquired and liabilities assumed, including certain of those that arise from contractual contingencies, be measured at their acquisition date fair values; requires most acquisition and restructuring-related costs to be expensed as incurred; requires that step acquisitions, once control is acquired, to be recorded at the full amounts of the fair values of the identifiable assets, liabilities and the noncontrolling interest in the acquiree; and replaces the reduction of asset values and recognition of negative goodwill with a requirement to recognize a gain in earnings. The provisions of SFAS No. 141R are effective for fiscal years beginning after December 15, 2008 and are to be applied prospectively only. Early adoption is not permitted. The Company will apply the provisions of SFAS 141R as required when effective.

SFAS NO. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS - AN
  AMENDMENT OF ARB NO. 51 ("SFAS NO. 160")

     In December 2007, the FASB issued SFAS No. 160 which clarifies that a noncontrolling interest in a subsidiary is that portion of the subsidiary's equity that is attributable to owners of the subsidiary other than its parent or parent's affiliates. Noncontrolling interests are required to be reported as equity in the consolidated financial statements and as such net income will include amounts attributable to both the parent and the noncontrolling interest with disclosure of the amounts attributable to each on the face of the consolidated statement of operations. SFAS No. 160 requires that all changes in a parent's ownership interest in a subsidiary when control of the subsidiary is retained, be accounted for as equity transactions. In contrast, SFAS No. 160 requires a parent to recognize a gain or loss in net income when control over a subsidiary is relinquished and the subsidiary is deconsolidated, as well as provide certain associated expanded disclosures. SFAS No. 160 is effective as of the beginning of a reporting entity's first fiscal year beginning after December 15, 2008. Early adoption is prohibited. SFAS No. 160 requires prospective application as of the beginning of the fiscal year in which the standard is initially applied, except for the presentation and disclosure requirements which are to be applied retrospectively for all periods presented. The Company will apply the provisions of SFAS No. 160 as required on the effective date.

SEC STAFF ACCOUNTING BULLETIN NO. 109, WRITTEN LOAN COMMITMENTS THAT ARE
  RECORDED AT FAIR VALUE THROUGH EARNINGS ("SAB 109")

     In October 2007, the SEC issued SAB 109, a replacement of SAB 105, "Application of Accounting Principles to Loan Commitments". SAB 109 is applicable to both loan commitments accounted for under SFAS No. 133, and other loan commitments for which the issuer elects fair value accounting under SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities". SAB 109 states that the expected net future cash flows related to the servicing of a loan should be included in the fair value measurement of a loan commitment accounted for at fair value through earnings. The expected net future cash flows associated with loan servicing should be determined in accordance with the guidance in SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", as amended by SFAS No. 156, "Accounting for Servicing of Financial Assets". SAB 109 should be applied on a prospective basis to loan commitments accounted for under SFAS No. 133 that were issued or modified in fiscal quarters beginning after December 15, 2007. Earlier adoption is not permitted. The adoption of SAB 109 is not expected to have a material impact on the Company's results of operations or financial position.

SFAS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS NO. 157")

     In September 2006, the FASB issued SFAS No. 157, which redefines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Specifically, SFAS No. 157 establishes a three-level hierarchy for fair value measurements based upon the nature of the inputs to the valuation of an asset or liability. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. Additional disclosures and modifications to current fair value disclosures will be required upon adoption of SFAS No. 157. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. In February 2008, the FASB issued FASB Staff Position No. 157-2, "Effective Date of FASB Statement No. 157", which permits the deferral of the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008 for all non-financial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company plans to utilize the deferral for non-financial assets and liabilities. The adoption of SFAS No. 157 is not expected to have a material effect on the Company's results of operations or financial position.

SFAS NO. 159, THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL
  LIABILITIES - INCLUDING AN AMENDMENT OF FASB STATEMENT NO. 115 ("SFAS NO.
  159")

     In February 2007, the FASB issued SFAS No. 159 which provides reporting entities an option to report selected financial assets, including investment securities designated as available for sale, and financial liabilities, including most insurance contracts, at fair value. SFAS No. 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement alternatives for similar types of financial assets and liabilities. The standard also requires additional information to aid financial statement users' understanding of the impacts of a reporting entity's decision to use fair value on its earnings and requires entities to display, on the face of the statement of financial position, the fair value of those assets and liabilities for which the reporting entity has chosen to measure at fair value. SFAS No. 159 is effective as of the beginning of a reporting entity's first fiscal year beginning after November 15, 2007. The Company does not expect to apply the fair value option to any existing financial assets or liabilities as of January 1, 2008. Consequently, the initial adoption of SFAS No. 159 is expected to have no impact on the Company's results of operations or financial position.

SOP 07-1, CLARIFICATION OF THE SCOPE OF THE AUDIT AND ACCOUNTING GUIDE,
  INVESTMENT COMPANIES ("THE GUIDE") AND ACCOUNTING BY PARENT COMPANIES AND EQUITY METHOD INVESTORS FOR INVESTMENTS IN INVESTMENT COMPANIES ("SOP 07-1")

     In June 2007, the AICPA issued SOP 07-1 which provides guidance for determining whether an entity falls within the scope of the Guide and whether investment company accounting should be retained by a parent company upon consolidation of an investment company subsidiary or by an equity-method investor in an investment company. SOP 07-1 was to be effective for fiscal years beginning on or after December 15, 2007, however in February 2008, the FASB issued FASB Staff Position No. SOP 07-1-1, "Effective Date of AICPA Statement of Position 07-1", which amends SOP 07-1 to (1) delay indefinitely the effective date of the SOP and (2) prohibit adoption of the SOP for an entity that did not early adopt the SOP before December 15, 2007. The Company did not early adopt SOP 07-1. Consequently, the standard is expected to have no impact on the Company's results of operations or financial position.

FASB STAFF POSITION NO. FIN 39-1, AMENDMENT OF FASB INTERPRETATION NO. 39 ("FSP
  FIN 39-1")

     In April 2007, the FASB issued FSP FIN 39-1, which amends FASB Interpretation No. 39, "Offsetting of Amounts Related to Certain Contracts". FSP FIN 39-1 replaces the terms "conditional contracts" and "exchange contracts" with the term "derivative instruments" and requires a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. The effects of applying FSP FIN 39-1, if any, are to be recorded as a change in accounting principle through retrospective application unless such application is determined to be impractical. The adoption of FSP FIN 39-1 is not expected to have a material impact on the Company's results of operations or financial position based on the current level of derivative activity.

3.   DISPOSITIONS

VARIABLE ANNUITY BUSINESS

     On June 1, 2006, in accordance with the terms of the definitive Master Transaction Agreement and related agreements (collectively the "Agreement") ALIC, its subsidiary, Allstate Life Insurance Company of New York ("ALNY"), and the Corporation completed the disposal through reinsurance of substantially all of our variable annuity business to Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (collectively "Prudential"). For Allstate, this disposal achieved the economic benefit of transferring to Prudential the future rights and obligations associated with this business.

     The disposal was effected through reinsurance agreements (the "Reinsurance Agreements") which include both coinsurance and modified coinsurance provisions. Coinsurance and modified coinsurance provisions are commonly used in the reinsurance of variable annuities because variable annuities generally include both separate account and general account liabilities. When contractholders make a variable annuity deposit, they must choose how to allocate their account balances between a selection of variable-return mutual funds that must be held in a separate account and fixed-return funds held in the Company's general account. In addition, variable annuity contracts include various benefit guarantees that are general account obligations of the Company. The Reinsurance Agreements do not extinguish the Company's primary liability under the variable annuity contracts.

     Variable annuity balances invested in variable-return mutual funds are held in separate accounts, which are legally segregated assets and available only to settle separate account contract obligations. Because the separate account assets must remain with the Company under insurance regulations, modified coinsurance is typically used when parties wish to transfer future economic benefits of such business. Under the modified coinsurance provisions, the separate account assets remain on the Company's Consolidated Statements of Financial Position, but the related results of operations are fully reinsured and presented net of reinsurance on the Consolidated Statements of Operations and Comprehensive Income.

     The coinsurance provisions of the Reinsurance Agreements were used to transfer the future rights and obligations related to fixed return fund options and benefit guarantees. $1.37 billion of assets supporting general account liabilities have been transferred to Prudential, net of consideration, under the coinsurance reinsurance provisions as of the transaction closing date. General account liabilities of $1.26 billion and $1.49 billion as of December 31, 2007 and 2006 respectively, however, remain on the Consolidated Statements of Financial Position with a corresponding reinsurance recoverable.

     For purposes of presentation in the Consolidated Statements of Cash Flows, the Company treated the reinsurance of substantially all our variable annuity business to Prudential as a disposition of operations, consistent with the substance of the transaction which was the disposition of a block of business accomplished through reinsurance. Accordingly, the net consideration transferred to Prudential of $744 million (computed as $1.37 billion of general account insurance liabilities transferred to Prudential on the closing date less consideration of $628 million), the cost of hedging the ceding commission received from Prudential of $69 million, pre-tax, and the costs of executing the transaction of $13 million, pre-tax, were classified as a disposition of operations in the cash flows from investing activities section of the Consolidated Statements of Cash Flows.

     Under the Agreement, the Company has indemnified Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company has agreed to retain. In addition, the Company will indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and its agents, including in connection with the Company's provision of transition services. The Reinsurance Agreements contain no limits or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees, in accordance with the provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts".

     The terms of the Agreement give Prudential the right to be the exclusive provider of its variable annuity products through the Allstate proprietary agency force for three years and a non-exclusive preferred provider for the following two years. During a transition period, the Company will continue to issue new variable annuity contracts, accept additional deposits on existing business from existing contractholders on behalf of Prudential and, for a period of twenty-four months or less from the effective date of the transaction, service the reinsured business while Prudential prepares for the migration of the business onto its servicing platform.

     Pursuant to the Agreement, the final market-adjusted consideration was $628 million. The disposal resulted in a gain of $83 million pre-tax for ALIC, which was deferred as a result of the disposition being executed through reinsurance. The deferred gain is included as a component of other liabilities and accrued expenses on the Consolidated Statements of Financial Position, and is amortized to gain (loss) on dispositions of operations on the Consolidated Statements of Operations and Comprehensive Income over the life of the reinsured business which is estimated to be approximately 18 years. For ALNY, the transaction resulted in a loss of $9 million pre-tax. ALNY's reinsurance loss and other amounts related to the disposal of the business, including the initial costs and final market value settlements of the derivatives acquired by ALIC to economically hedge substantially all of the exposure related to market adjustments between the effective date of the Agreement and the closing of the transaction, transactional expenses incurred and amortization of ALIC's deferred reinsurance gain, were included as a component of gain (loss) on disposition of operations on the Consolidated Statements of Operations and Comprehensive Income amounted to $6 million and $(61) million, after-tax during 2007 and 2006, respectively. Gain (loss) on disposition of operations on the Consolidated Statement of Operations and Comprehensive Income included amortization of ALIC's deferred gain, after-tax, of $5 million and $1 million for the years ended December 31, 2007 and 2006, respectively. DAC and DSI were reduced by $726 million and $70 million, respectively, as of the effective date of the transaction for balances related to the variable annuity business subject to the Reinsurance Agreements.

     The separate account balances related to the modified coinsurance reinsurance were $13.76 billion and $15.07 billion as of December 31, 2007 and 2006, respectively. Separate account balances totaling approximately $1.17 billion and $1.10 billion at December 31, 2007 and 2006, respectively, related primarily to the variable life business that is being retained by the Company, and the variable annuity business in three affiliated companies that were not included in the Agreement. In the five-months of 2006, prior to this disposition, the Company's variable annuity business generated approximately $127 million in contract charges, and $278 million in 2005.

4.   SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash investment exchanges and modifications, which primarily reflect refinancings of fixed income securities and mergers completed with equity securities, totaled $72 million, $39 million and $51 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Liabilities for collateral received in conjunction with the Company's securities lending and other business activities and for funds received from the Company's security repurchase business activities were $1.82 billion, $2.29 billion and $2.23 billion at December 31, 2007, 2006 and 2005, respectively, and are reported in other liabilities and accrued expenses in the Consolidated Statements of Financial Position. The accompanying cash flows are included in cash flows from operating activities in the Consolidated Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

        ($ IN MILLIONS)                                                      2007          2006          2005
                                                                          -----------   -----------   -----------
        NET CHANGE IN PROCEEDS MANAGED
        Net change in fixed income securities                            $        34   $        96   $      (221)
        Net change in short-term investments                                     443          (159)          918
                                                                          -----------   -----------   -----------
           Operating cash flow provided (used)                           $       477   $       (63)  $       697
                                                                          ===========   ===========   ===========

        NET CHANGE IN LIABILITIES
        Liabilities for collateral and security repurchase,
            beginning of year                                            $    (2,294)  $    (2,231)  $    (2,928)
        Liabilities for collateral and security repurchase, end of year       (1,817)       (2,294)       (2,231)
                                                                          -----------   -----------   -----------
           Operating cash flow (used) provided                           $      (477)  $        63   $      (697)
                                                                          ===========   ===========   ===========

5.   RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company uses services performed by its affiliates, AIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs allocated to the Company (see Note 15), were $477 million, $494 million and $410 million in 2007, 2006 and 2005, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $74 million, $72 million and $235 million of structured settlement annuities, a type of immediate annuity, in 2007, 2006 and 2005, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $11 million, $10 million and $9 million relate to structured settlement annuities with life contingencies and are included in premium income for 2007, 2006 and 2005, respectively.

     In most cases, these annuities were issued under a "qualified assignment" whereby prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), and on and subsequent to July 1, 2001 Allstate Assignment Corporation ("AAC"), both wholly owned subsidiaries of ALIC, purchased annuities from ALIC and assumed AIC's obligation to make future payments.

     AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits.

     Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $4.89 billion and $4.92 billion at December 31, 2007 and 2006, respectively.

BROKER-DEALER AGREEMENT

     The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred $27 million, $44 million and $46 million of commission and other distribution expenses for the years ending December 31, 2007, 2006 and 2005, respectively.

REINSURANCE TRANSACTIONS

     In 2005, the Company received fixed income securities with a fair value and amortized cost of $381 million and $358 million, respectively, and $5 million of accrued investment income for the settlement of a $386 million premium receivable due from American Heritage Life Insurance Company ("AHL"), an unconsolidated affiliate of the Company. The receivable related to two coinsurance agreements entered into in 2004 whereby the Company assumed certain interest-sensitive life insurance and fixed annuity contracts from AHL. Since the transaction was between affiliates under common control, the securities were recorded at amortized cost as of the date of settlement. The difference between the amortized cost and fair value of the securities, which increased accumulated other comprehensive income by $23 million, was recorded as a non-cash dividend of $23 million ($15 million, after-tax). Thus, the net effect on shareholder's equity was zero. Since the Company received assets in excess of net liabilities from an affiliate under common control, the Company recognized a gain of $47 million ($31 million, after-tax), which was recorded as a non-cash capital contribution. In accordance with the coinsurance agreements, for 2007, 2006 and 2005, the Company assumed premiums and contract charges of $16 million, $16 million and $17 million, respectively; contract benefits of $10 million, $11 million and $10 million, respectively; and interest credited to contractholder funds of $13 million, $24 million and $32 million, respectively.

     ALIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. ALIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

DEBT

     Effective January 1, 2008, the Company and AIC entered into a one-year intercompany Liquidity Agreement ("Liquidity Agreement") which allows for short-term advances of funds to be made between parties for liquidity and other general corporate purposes. It shall be automatically renewed for subsequent one-year terms unless terminated by the parties. The Liquidity Agreement does not establish a commitment to advance funds on the part of either party. Both parties may make or receive advances. The maximum amount of advances each party may make or receive is limited to $1 billion. Netting or offsetting of advances made and received is not permitted. Advances between the parties are required to have specified due dates less than or equal to 364 days from the date of the advance and be payable upon demand by written request from the lender at least ten business days prior to the demand date. The borrower may make prepayments of the outstanding principle balance of an advance without penalty. Advances will bear interest equal to or greater than the rate applicable to 30-day commercial paper issued by the Corporation on the date the advance is made with an adjustment on the first day of each month thereafter.

     On December 27, 2006, the Company issued an intercompany note in the amount of $500 million payable to its parent, AIC, on demand and, in any event, by March 30, 2007. This note was fully repaid in the first quarter of 2007. This note had an interest rate of 5.25% and was reflected as note payable to parent on the Company's Consolidated Statements of Financial Position at December 31, 2006. Interest expense on this note, which totaled $5 million in 2007, is included as a component of operating costs and expenses on the Condensed Consolidated Statements of Operations and Comprehensive Income.

     On June 30, 2006, under an existing agreement with Kennett Capital, Inc. ("Kennett"), an unconsolidated affiliate of ALIC, ALIC sold Kennett a $100 million redeemable surplus note issued by ALIC Reinsurance Company ("ALIC Re"), a wholly owned subsidiary of ALIC. The surplus note is due June 1, 2036 with an initial rate of 6.18% that will reset every ten years to the then current ten year Constant Maturity Treasury yield ("CMT"), plus 1.14%. As payment, Kennett issued a full recourse note due June 1, 2036 to ALIC for the same amount with an initial interest rate of 5.98% that will reset every ten years to the then current ten year CMT, plus 0.94%. The note due from Kennett is classified as other investments and the related surplus note is classified as long-term debt in the Consolidated Statements of Financial Position. In 2007 and 2006, the Company incurred $6 million and $4 million, respectively, of interest expense related to this surplus note, which is reflected as a component of operating costs and expenses on the Consolidated Statements of Operations and Comprehensive Income.

     On August 1, 2005, ALIC entered into an agreement with Kennett, whereby ALIC sold to Kennett a $100 million 5.06% surplus note due July 1, 2035 issued by ALIC Re. As payment, Kennett issued a full recourse 4.86% note due July 1, 2035 to ALIC for the same amount. As security for the performance of Kennett's obligations under the agreement and note, Kennett granted ALIC a pledge of and security interest in Kennett's right, title and interest in the surplus notes and their proceeds. Under the terms of the agreement, ALIC may sell and Kennett may choose to buy additional surplus notes, if and when additional surplus notes are issued. The note due from Kennett is classified as other investments and the related surplus notes are classified as long-term debt in the Consolidated Statements of Financial Position (see Note 13). In 2007, 2006 and 2005, the Company incurred $5 million, $5 million and $2 million, respectively, of interest expense related to this surplus note, which is reflected as a component of operating costs and expenses on the Consolidated Statements of Operations and Comprehensive Income.

     As of December 31, 2006, the Company's Consolidated Statements of Financial Position included redeemable preferred stock - Series A ("redeemable preferred stock") issued to Northbook Holdings, LLC, a wholly owned subsidiary of AIC. The Company's Board of Directors declared and paid cash dividends on the redeemable preferred stock from time to time, but not more frequently than quarterly. The dividends were based on the three-month LIBOR rate. Dividends of $1 million and $2 million were incurred and paid during 2006 and 2005, respectively, and included as a component of operating costs and expenses on the Consolidated Statements of Operations and Comprehensive Income. At December 31, 2006, redeemable preferred stock totaling $6 million, was classified as mandatorily redeemable and therefore was included as a component of long-term debt on the Consolidated Statements of Financial Position. During 2006, $26 million of mandatorily redeemable preferred stock was redeemed. In addition to the portion of the redeemable preferred stock that was classified as mandatorily redeemable, redeemable preferred stock totaling $5 million was included as a component of shareholder's equity on the Consolidated Statements of Financial Position as of December 31, 2006. All remaining redeemable preferred stock, including the portion classified as mandatorily redeemable and included as a component of long-term debt and the portion classified as shareholder's equity as of December 31, 2006, was redeemed in 2007.

     The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Company had no amounts outstanding under the intercompany loan agreement at December 31, 2007 and 2006. The Corporation uses commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings.

CAPITAL SUPPORT AGREEMENT

     The Company and AIC entered into a Capital Support Agreement effective December 14, 2007. Under the terms of this agreement, AIC agrees to provide capital to maintain the amount of statutory capital and surplus necessary to maintain a company action level risk-based capital ("RBC") ratio of at least 150%. AIC's obligation to provide capital to the Company is limited to an aggregate amount of $1 billion. In exchange for providing this capital, the Company will pay AIC an annual commitment fee of 1% of the amount of the Capital and Surplus Maximum that remains available on January 1 of such year. The Company or AIC have the right to terminate this agreement when: 1) the Company qualifies for a financial strength rating from Standard and Poor's, Moody's or A.M. Best, without giving weight to the existence of this agreement, that is the same or better than its rating with such support; or 2) our company action level RBC ratio is at least 300% or 3) AIC no longer directly or indirectly owns at least 50% of the voting stock of the Company. At December 31, 2007, no capital had been provided by AIC under this agreement.

6.   INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                        GROSS UNREALIZED
($ IN MILLIONS)                          AMORTIZED   ------------------------      FAIR
                                           COST         GAINS       LOSSES        VALUE
                                        -----------  -----------  -----------   -----------
AT DECEMBER 31, 2007
U.S. government and agencies           $     2,848  $       880  $         -   $     3,728
Municipal                                    4,235          115          (39)        4,311
Corporate                                   31,624          757         (646)       31,735
Foreign government                           1,814          374           (3)        2,185
Mortgage-backed securities                   3,499           37          (46)        3,490
Commercial mortgage-backed securities        7,698           76         (386)        7,388
Asset-backed securities                      6,273           20         (690)        5,603
Redeemable preferred stock                      29            1           (1)           29
                                        -----------  -----------  -----------   -----------
     Total fixed income securities     $    58,020  $     2,260  $    (1,811)  $    58,469
                                        ===========  ===========  ===========   ===========

AT DECEMBER 31, 2006
U.S. government and agencies           $     2,763  $       736  $        (3)  $     3,496
Municipal                                    4,732          101          (43)        4,790
Corporate                                   32,841          811         (325)       33,327
Foreign government                           1,709          317           (3)        2,023
Mortgage-backed securities                   4,543           31          (56)        4,518
Commercial mortgage-backed securities        7,597           64          (61)        7,600
Asset-backed securities                      5,663           34          (16)        5,681
Redeemable preferred stock                      21            1            -            22
                                        -----------  -----------  -----------   -----------
     Total fixed income securities     $    59,869  $     2,095  $      (507)  $    61,457
                                        ===========  ===========  ===========   ===========

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2007:

                                                 AMORTIZED      FAIR
       ($ IN MILLIONS)                             COST         VALUE
                                                -----------  -----------
       Due in one year or less                 $     1,645  $     1,647
       Due after one year through five years        11,211       11,389
       Due after five years through ten years       13,164       13,603
       Due after ten years                          22,228       22,737
                                                -----------  -----------
                                                    48,248       49,376
       Mortgage- and asset-backed securities         9,772        9,093
                                                -----------  -----------
            Total                              $    58,020  $    58,469
                                                ===========  ===========

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on mortgage- and asset-backed securities, they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk.

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:

         ($ IN MILLIONS)                             2007         2006         2005
                                                  -----------  -----------  -----------
         Fixed income securities                 $     3,589  $     3,505  $     3,318
         Mortgage loans                                  552          508          469
         Equity securities                                 4            2           --
         Limited partnership interests                    87           42           37
         Other                                           243          257           78
                                                  -----------  -----------  -----------
              Investment income, before expense        4,475        4,314        3,902
              Investment expense                         270          257          195
                                                  -----------  -----------  -----------
                  Net investment income          $     4,205  $     4,057  $     3,707
                                                  ===========  ===========  ===========

REALIZED CAPITAL GAINS AND LOSSES, AFTER-TAX

     Realized capital gains and losses by security type for the years ended December 31 are as follows:

         ($ IN MILLIONS)                                           2007          2006          2005
                                                                -----------   -----------   -----------
         Fixed income securities                               $      (172)  $      (157)  $        29
         Equity securities                                               6             2             7
         Limited partnership interests                                  34             2            --
         Derivatives                                                   (57)           31           (45)
         Other investments                                              (8)           43            28
                                                                -----------   -----------   -----------
              Realized capital gains and losses, pre-tax              (197)          (79)           19
              Income tax benefit (expense)                              69            28            (7)
                                                                -----------   -----------   -----------
                 Realized capital gains and losses, after-tax  $      (128)  $       (51)  $        12
                                                                ===========   ===========   ===========

     Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

         ($ IN MILLIONS)                                           2007          2006          2005
                                                                -----------   -----------   -----------
         Write-downs                                           $      (118)  $       (21)  $       (24)
         Dispositions (1)                                              (22)          (89)           88
         Valuation of derivative instruments                           (63)          (17)         (105)
         Settlement of derivative instruments                            6            48            60
                                                                -----------   -----------   -----------
              Realized capital gains and losses, pre-tax              (197)          (79)           19
              Income tax benefit (expense)                              69            28            (7)
                                                                -----------   -----------   -----------
                 Realized capital gains and losses, after-tax  $      (128)  $       (51)  $        12
                                                                ===========   ===========   ===========

----------
     (1) Dispositions include sales, losses recognized in anticipation of dispositions and other transactions such as calls and prepayments. The Company recognized losses of $92 million, $60 million and $67 million in 2007, 2006 and 2005, respectively, due to changes in intent to hold impaired securities.

     Gross gains of $131 million, $102 million and $197 million and gross losses of $186 million, $231 million and $131 million were realized on sales of fixed income securities during 2007, 2006 and 2005, respectively.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                                GROSS UNREALIZED
($ IN MILLIONS)                                                  FAIR       -----------------------     UNREALIZED NET
AT DECEMBER 31, 2007                                            VALUE          GAINS       LOSSES       GAINS (LOSSES)
                                                              -----------   -----------  -----------   ----------------
Fixed income securities                                      $    58,469   $     2,260  $    (1,811)  $           449
Equity securities                                                    102             5           (5)               --
Derivative instruments (1)                                           (32)           --          (32)              (32)
                                                                                                       ---------------
     Total                                                                                                        417

Amount recognized for: (2)
     Premium deficiency reserve                                                                                (1,059)
     Deferred policy acquisition and sales inducement costs                                                       513
                                                                                                       ---------------
        Total                                                                                                    (546)
   Deferred income taxes                                                                                           45
                                                                                                       ---------------
Unrealized net capital gains and losses                                                               $           (84)
                                                                                                       ===============

(1) Included in the fair value of derivatives are $(9) million classified as assets and $23 million classified as liabilities.
(2) See Note 2, for Deferred policy acquisition and sales inducement costs and Reserve for life-contingent contract benefits.

                                                                                GROSS UNREALIZED
($ IN MILLIONS)                                                 FAIR        -----------------------     UNREALIZED NET
AT DECEMBER 31, 2006                                            VALUE          GAINS       LOSSES       GAINS (LOSSES)
                                                              -----------   -----------  -----------   -----------------
Fixed income securities                                      $    61,457   $     2,095  $      (507)  $          1,588
Equity securities                                                     72            11           --                 11
Derivative instruments (1)                                           (16)            2          (18)               (16)
                                                                                                       ----------------
     Total                                                                                                       1,583

Amount recognized for: (2)
     Premium deficiency reserve                                                                                 (1,129)
     Deferred policy acquisition and sales inducement costs                                                         46
                                                                                                       ----------------
        Total                                                                                                   (1,083)
   Deferred income taxes                                                                                          (175)
                                                                                                       ----------------
Unrealized net capital gains and losses                                                               $            325
                                                                                                       ----------------

(1) Included in the fair value of derivatives are $(7) million classified as assets and $9 million classified as liabilities.
(2) See Note 2, for Deferred policy acquisition and sales inducement costs and Reserve for life-contingent contract benefits.

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ IN MILLIONS)                                                 2007          2006          2005
                                                             -----------   -----------   -----------
Fixed income securities                                     $    (1,139)  $      (672)  $    (1,067)
Equity securities                                                   (11)            6            (4)
Derivative instruments                                              (16)          (10)           17
                                                             -----------   -----------   -----------
    Total                                                        (1,166)         (676)       (1,054)

Amounts recognized for:
    Premium deficiency reserve                                       70           214          (254)
    Deferred policy acquisition and sales inducement costs          467            58           653
                                                             -----------   -----------   -----------
       Total                                                        537           272           399
Deferred income taxes                                               220           141           230
                                                             -----------   -----------   -----------
Decrease in unrealized net capital gains and losses         $      (409)  $      (263)  $      (425)
                                                             ===========   ===========   ===========

PORTFOLIO MONITORING

     Inherent in the Company's evaluation of a particular security are assumptions and estimates about the operations of the issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other-than-temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the recoverability of principal and interest;
3) the length of time and extent to which the fair value has been less than amortized cost for fixed income securities, or cost for equity securities; 4) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.

     The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ IN MILLIONS)                                       LESS THAN 12 MONTHS                  12 MONTHS OR MORE
                                               ----------------------------------  ----------------------------------      TOTAL
                                                 NUMBER        FAIR     UNREALIZED    NUMBER       FAIR     UNREALIZED   UNREALIZED
AT DECEMBER 31, 2007                           OF ISSUES      VALUE       LOSSES    OF ISSUES     VALUE       LOSSES       LOSSES
                                               ----------   ----------  ----------  ----------  ----------  ----------   ----------
Fixed income securities
   U.S. government and agencies                        --  $        -- $        --           1 $         3 $        --  $        --
   Municipal                                          132          826         (30)         24         134          (9)         (39)
   Corporate                                          812        9,437        (474)        322       3,744        (172)        (646)
   Foreign government                                  19          167          (3)          1           1          --           (3)
   Mortgage-backed securities                         122        1,145         (31)        433         686         (15)         (46)
   Commercial mortgage-backed securities              306        3,074        (345)        133       1,137         (41)        (386)
   Asset-backed securities                            438        4,307        (648)         60         510         (42)        (690)
   Redeemable preferred stock                           1           13          (1)         --          --          --           (1)
                                               -----------  ----------- ----------- ----------- ----------- -----------  -----------
       Total fixed income securities                1,830       18,969      (1,532)        974       6,215        (279)      (1,811)

Equity securities                                       9           64          (5)         --          --          --           (5)
                                               -----------  ----------- ----------- ----------- ----------- -----------  -----------
       Total fixed income & equity securities       1,839  $    19,033 $    (1,537)        974 $     6,215 $      (279) $    (1,816)
                                               ===========  =========== =========== =========== =========== ===========  ===========

Investment grade fixed income securities            1,629  $    17,675 $    (1,396)        930 $     5,885 $      (247) $    (1,643)
Below investment grade fixed income securities        201        1,294        (136)         44         330         (32)        (168)
                                               -----------  ----------- ----------- ----------- ----------- -----------  -----------
       Total fixed income securities                1,830  $    18,969 $    (1,532)        974 $     6,215 $      (279) $    (1,811)
                                               ===========  =========== =========== =========== =========== ===========  ===========

AT DECEMBER 31, 2006
Fixed income securities
   U.S. government and agencies                        11  $       177 $        (1)         12 $        87 $        (2) $        (3)
   Municipal                                          184        1,018         (20)        143         558         (23)         (43)
   Corporate                                          477        6,114         (80)        607       7,665        (245)        (325)
   Foreign government                                   7           40          (1)          8         113          (2)          (3)
   Mortgage-backed securities                         232          753          (6)        722       1,933         (50)         (56)
   Commercial mortgage-backed securities              131        1,624         (10)        224       2,272         (51)         (61)
   Asset-backed securities                            100          881          (5)         59         523         (11)         (16)
   Redeemable preferred stock                           1            7          --          --          --          --           --
                                               -----------  ----------- ----------- ----------- ----------- -----------  -----------
       Total fixed income securities                1,143       10,614        (123)      1,775      13,151        (384)        (507)

Equity securities                                      --           --          --          --          --          --           --
                                               -----------  ----------- ----------- ----------- ----------- -----------  -----------
       Total fixed income & equity securities       1,143  $    10,614 $      (123)      1,775 $    13,151 $      (384) $      (507)
                                               ===========  =========== =========== =========== =========== ===========  ===========

Investment grade fixed income securities            1,081  $    10,169 $      (113)      1,723 $    12,804 $      (368) $      (481)
Below investment grade fixed income securities         62          445         (10)         52         347         (16)         (26)
                                               -----------  ----------- ----------- ----------- ----------- -----------  -----------
       Total fixed income securities                1,143  $    10,614 $      (123)      1,775 $    13,151 $      (384) $      (507)
                                               ===========  =========== =========== =========== =========== ===========  ===========

     As of December 31, 2007, $1.24 billion of unrealized losses are related to securities with an unrealized loss position less than 20% of cost or amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $1.24 billion, $1.13 billion are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch or Dominion; or aaa, aa, a or bbb from A.M. Best; or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to rising interest rates or changes in credit spreads since the securities were acquired.

     As of December 31, 2007, the remaining $576 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of cost or amortized cost. Of the $576 million, $62 million are related to below investment grade fixed income securities. Of these amounts, none of the equity securities or below investment grade fixed income securities had been in an unrealized loss position for a period of twelve or more consecutive months as of December 31, 2007. The Company expects eventual recovery of these securities. Every security was included in our portfolio monitoring process.

     The securities comprising the $576 million of unrealized losses were evaluated based on factors such as the financial condition and near-term and long-term prospects of the issuer and were determined to have adequate resources to fulfill contractual obligations, such as recent financings or bank loans, cash flows from operations, collateral or the position of a subsidiary with respect to its parent's bankruptcy.

     Unrealized losses on mortgage-backed, asset-backed and commercial mortgage-backed holdings were evaluated based on credit ratings, as well as the performance of the underlying collateral relative to the securities' positions in the securities' respective capital structure. The unrealized losses on municipal bonds and asset-backed securities that had credit enhancements from bond insurers were evaluated on the quality of the underlying security. These investments were determined to have adequate resources to fulfill contractual obligations.

     As of December 31, 2007, the Company had the intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover.

LIMITED PARTNERSHIP IMPAIRMENT

     As of December 31, 2007 and 2006, equity-method limited partnership investments totaled $485 million and $99 million, respectively. The Company recognizes a loss in value for equity-method investments when evidence demonstrates that it is other-than-temporarily impaired. Evidence of a loss in value that is other-than-temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain an earnings capacity that would justify the carrying amount of the investment. In 2007, the Company had write-downs of $9 million related to equity-method limited partnership interests. No write-downs were recognized in 2006.

     As of December 31, 2007 and 2006, the carrying value for cost method limited partnership investments was $509 million and $362 million, respectively, which primarily included limited partnership interests in fund investments. The fair value for cost method investments is not readily determinable because the investments are private in nature and do not trade frequently. Therefore, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other recent adverse events since the last financial statement received that might affect the fair value of the investee's capital. Additionally, the Company uses a screening process to identify those investments whose net asset value is below established thresholds for certain periods of time, and investments that are performing below expectations for consideration for inclusion on its watch-list. In 2007, 2006 and 2005, the Company had write-downs of $0.3 million, $0.1 and $0.1 million related to cost method investments that were other-than-temporarily impaired.

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

     The net carrying value of impaired loans at December 31, 2007 and 2006 was $2 million and $5 million, respectively. No valuation allowances were held at December 31, 2007 or 2006 because the fair value of the collateral was greater than the recorded investment in the loans, and no valuation allowances were charged to operations during the years 2007, 2006 or 2005.

     Interest income for impaired loans is recognized on an accrual basis if payments are expected to continue to be received; otherwise cash basis is used. The Company recognized interest income on impaired loans of $0.2 million, $0.4 million and $0.2 million during 2007, 2006 and 2005, respectively. The average balance of impaired loans was $3 million, $5 million and $6 million during 2007, 2006 and 2005, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio. No other state represents more than 5% of the portfolio at December 31, 2007 or 2006.

        (% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)         2007         2006
                                                            ----------   ----------
        California                                               19.7%        20.4%
        New York                                                  9.5         10.6
        Texas                                                     9.0          5.4
        Delaware                                                  8.1          2.2
        New Jersey                                                7.1          7.8
        Oregon                                                    5.2          4.6
        Pennsylvania                                              4.1          5.2

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5% of the portfolio at December 31, 2007 or 2006.

        (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)       2007         2006
                                                               ----------   ----------
        California                                                  22.7%        19.3%
        Illinois                                                     8.7          9.7
        Texas                                                        7.3          7.6
        New York                                                     5.7          5.1
        Pennsylvania                                                 5.5          5.7
        New Jersey                                                   5.5          4.4

     The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

        (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)       2007         2006
                                                               ----------   ----------
        Office buildings                                            35.3%        34.7%
        Retail                                                      23.1         25.7
        Warehouse                                                   21.3         21.6
        Apartment complex                                           15.8         15.5
        Other                                                        4.5          2.5
                                                               ----------   ----------
             Total                                                 100.0%       100.0%
                                                               ==========   ==========

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2007 for loans that were not in foreclosure are as follows:

                                         NUMBER OF      CARRYING
($ IN MILLIONS)                            LOANS         VALUE        PERCENT
                                        -----------    ----------   ----------
2008                                            52           423          4.3
2009                                           101         1,046         10.6
2010                                            94         1,134         11.5
2011                                           101         1,282         12.9
2012                                            91         1,082         10.9
Thereafter                                     488         4,934         49.8
                                         -----------   -----------  -----------
  Total                                        927   $     9,901        100.0%
                                         ===========   ===========  ===========

     In 2007, $301 million of commercial mortgage loans were contractually due. Of these, 85% were paid as due, 14% were refinanced at prevailing market terms and 1% were extended for less than one year. None were foreclosed or are in the process of foreclosure, and none were in the process of refinancing or restructuring discussions.

CONCENTRATION OF CREDIT RISK

     At December 31, 2007, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity.

SECURITIES LOANED AND SECURITY REPURCHASE AND RESALE

     The Company's business activities include securities lending programs with third parties, mostly large brokerage firms. At December 31, 2007 and 2006, fixed income and equity securities with a carrying value of $1.70 billion and $1.74 billion, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $11 million, $5 million and $5 million, for the years ended December 31, 2007, 2006 and 2005, respectively.

     As part of its business activities, the Company sells securities under agreements to repurchase and purchases securities under agreements to resell. At December 31, 2007, the Company had no securities that were subject to repurchase or resale agreements. At December 31, 2006, the Company had $143 million of securities that were subject to repurchase agreements and had no securities that were subject to resale agreements. As part of these programs, the

Company receives cash or securities that it invests or holds in short-term or fixed income securities. For repurchase agreements, an offsetting liability is recorded in other liabilities and accrued expenses to account for the Company's obligation to return these funds. Interest income recorded as a result of the repurchase program was $(11) million, $1 million and $9 million in 2007, 2006 and 2005, respectively.

OTHER INVESTMENT INFORMATION

     Included in fixed income securities are below investment grade assets totaling $2.66 billion and $2.36 billion at December 31, 2007 and 2006, respectively.

     At December 31, 2007, fixed income securities with a carrying value of $60 million were on deposit with regulatory authorities as required by law.

     At December 31, 2007, the carrying value of fixed income securities that were non-income producing was $9 million. No other investments were non-income producing at December 31, 2007.

7.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including DAC and DSI and certain reinsurance recoverables) and liabilities (including reserve for life-contingent contract benefits, contractholder funds pertaining to interest-sensitive life contracts and deferred income taxes) are not included in accordance with SFAS No. 107, "Disclosures about Fair Value of Financial Instruments". Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature, and as such their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS

        ($ IN MILLIONS)                    DECEMBER 31, 2007          DECEMBER 31, 2006
                                       ------------------------    -------------------------
                                         CARRYING       FAIR          CARRYING      FAIR
                                          VALUE         VALUE          VALUE        VALUE
                                       -----------   -----------   -----------   -----------
        Fixed income securities       $    58,469   $    58,469   $    61,457   $    61,457
        Mortgage loans                      9,901         9,804         8,690         8,761
        Equity securities                     102           102            72            72
        Limited partnership interests         994           994           461           461
        Short-term investments                386           386           805           805
        Reinsurance recoverables on
          investment contracts              1,429         1,406         1,659         1,620
        Policy loans                          770           770           752           752
        Other investments                   1,792         1,792         1,923         1,923
        Separate accounts                  14,929        14,929        16,174        16,174

     The fair values of fixed income securities and equity securities are based upon observable market quotations, observable market data or are derived from such quotations and observable market data. The fair value of privately placed fixed income securities is generally based on widely accepted pricing valuation models, which are developed internally. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of one year or less whose carrying values are deemed to approximate fair value. The fair value of reinsurance recoverables on investment contracts is based on the fair value of the underlying fixed and immediate annuity contract account liabilities, adjusted for credit risk. The carrying value of policy loans and other investments is deemed to approximate fair value. Separate accounts assets are carried in the Consolidated Statements of Financial Position at fair value based on observable market prices.

FINANCIAL LIABILITIES

        ($ IN MILLIONS)                       DECEMBER 31, 2007        DECEMBER 31, 2006
                                            ----------------------  ----------------------
                                             CARRYING      FAIR       CARRYING     FAIR
                                               VALUE       VALUE        VALUE      VALUE
                                            -----------  ----------  ----------  ----------
        Contractholder funds on investment
          contracts                        $    51,533 $    50,184 $    52,143 $    50,499
        Note payable to parent                      --          --         500         500
        Long-term debt                             200         200         206         206
        Liability for collateral and
          repurchase agreements                  1,817       1,817       2,294       2,294
        Separate accounts                       14,929      14,929      16,174      16,174

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts are not considered financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities are valued at the account balance less surrender charges. Immediate annuities without life contingencies and funding agreements are valued at the present value of future benefits using current interest rates. The fair value of variable rate funding agreements approximates carrying value. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. Equity-indexed annuity contracts' fair value approximates carrying value since the embedded equity options are carried at fair value in the consolidated financial statements.

     The carrying value of the note payable to parent is deemed to approximate fair value due to the short-term nature of the note. The carrying value of long-term debt is deemed to approximate fair value. The liability for collateral and repurchase agreements is valued at carrying value due to its short-term nature. Separate accounts liabilities are carried at the account values, which are equal to the carrying value of the corresponding assets.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company primarily uses derivatives for risk reduction and asset replication. In addition, the Company has derivatives embedded in financial instruments, which are required to be separated and accounted for as derivative instruments. With the exception of derivatives used for asset replication and embedded derivatives which are required to be separated, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting or non-hedge derivative financial instruments on at least a quarterly basis (see
Note 2). The Company does not use derivatives for trading purposes. Non-hedge accounting is used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements prescribed in SFAS No. 133 to permit the application of SFAS No. 133's hedge accounting model. The principal benefit of a "portfolio" level strategy is in its cost savings through its ability to use fewer derivatives with larger notional amounts.

     Asset-liability management is a risk management strategy that is principally employed to align the respective interest-rate sensitivities of its assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps, caps and floors are acquired to change the interest rate characteristics of existing assets and liabilities to ensure a properly matched relationship is maintained and to reduce exposure to rising or falling interest rates. The Company uses financial futures to hedge anticipated asset purchases and liability issuances and financial futures and options for hedging the Company's equity exposure contained in equity indexed and variable annuity product contracts that offer equity returns to contractholders. In addition, the Company also uses interest rate swaps to hedge interest rate risk inherent in funding agreements and foreign currency swaps primarily to reduce the foreign currency risk associated with issuing foreign currency denominated funding agreements.

     Asset replication refers to the "synthetic" creation of an asset through the use of a credit derivative and a high quality cash instrument to replicate fixed income securities that are either unavailable in the cash bond market or more economical to acquire in synthetic form. The Company replicates fixed income securities using a combination of a credit default swap and one or more highly rated fixed income securities to synthetically replicate the economic characteristics of one or more cash market securities.

     The Company has derivatives that are embedded in non-derivative "host" contracts. The Company's primary embedded derivatives are conversion options in fixed income investments, which provide the Company with the right to convert the instrument into a predetermined number of shares of common stock; equity options in annuity product contracts, which provide equity returns to contractholders; and equity-indexed notes containing equity call options, which provide a coupon payout based upon one or more indices.

In the tables that follow:

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. The fair value of exchange traded derivative contracts is based on observable market quotations in active markets, whereas the fair value of non-exchange traded derivative contracts is determined using widely accepted valuation models and other appropriate valuation methods. For certain exchange traded derivatives, the exchange requires margin deposits as well as daily cash settlements of margin accounts. As of December 31, 2007, the Company pledged $19 million of securities in the form of margin deposits.

     Carrying value amounts include the fair value of the derivatives, including the embedded derivatives, and exclude the accrued periodic settlements which are short term in nature and are reported in accrued investment income or other invested assets. The carrying value amounts for freestanding derivatives have been further adjusted for the effects, if any, of legally enforceable master netting agreements.

     The net impact to pre-tax income includes valuation and settlements of derivatives which are reported in net income as described in Note 2. For those derivatives which qualify for fair value hedge accounting, it also includes the changes in the fair value of the hedged risk, and therefore reflects any hedging ineffectiveness. For cash flow hedges, gains and losses amortized from accumulated other comprehensive income are included. For embedded derivatives in convertibles and equity-indexed notes subject to bifurcation, accretion income related to the host instrument has also been included.

     The following table categorizes the accounting hedge (fair value and cash flow) and non-hedge strategies employed by the Company. The notional amount, the fair value of the hedge and the impact on pre-tax income have been provided to illustrate the relative volume, the Company's exposure and the level of mark-to-market activity, respectively, for the derivative programs as of December 31.


($ IN MILLIONS)                   2007                                      2006
                  ----------------------------------------  ---------------------------------------
                                      FAIR VALUE                                FAIR VALUE             IMPACT TO PRE-TAX INCOME
                            ------------------------------            -----------------------------  -------------------------------
                              FAIR       CASH                           FAIR      CASH
                  NOTIONAL   VALUE       FLOW        NON-   NOTIONAL   VALUE      FLOW       NON-
                   AMOUNT    HEDGE      HEDGE       HEDGE    AMOUNT    HEDGE      HEDGE      HEDGE     2007       2006        2005
                  --------  --------   --------   --------  --------  --------  --------   --------  --------   --------   ---------
RISK REDUCTION
Interest Rate
  Exposure       $  27,821 $    (288) $      --  $     (10) $ 25,819 $      24 $      --  $      43 $     (41)  $    (45) $    (161)
Macro hedging          541        --         --          2     3,425        --        --          1       (29)        16         (9)
Hedging of
  equity
  exposure in
  annuity
  contracts          6,226        --         --        106     4,722        --        --        125        15        103         20
Hedging
  interest rate
  and foreign
  currency risk
  inherent in
  funding
  agreements         1,955       402         --         --     1,948       366        --         --       (17)        13         77
  Other                500         2        (32)        (6)      470         3       (17)        (4)       (8)       (75)       (10)

ASSET REPLICATION      631        --         --        (23)      395        --        --          2       (19)         4          2

EMBEDDED
DERIVATIVES
Conversion
  options in
  fixed income
  securities           559        --         --        191       488        --        --        187        55         51         27
Equity indexed
  notes                800        --         --        422       625        --        --        305        60         49         19
  Annuity
  contracts          6,846        --         --       (119)    6,122        --        --       (171)      (26)       (91)        (9)
                  --------  --------   --------   --------   -------  --------  --------   --------  --------   --------   --------
TOTAL            $  45,879 $     116  $     (32) $     563  $ 44,014 $     393 $     (17) $     488 $     (10)  $     25  $     (44)
                  ========  ========   ========   ========   =======  ========  ========   ========  ========   ========   ========

     Derivative instruments are recorded at fair value and presented in the Consolidated Statements of Financial Position as of December 31, as follows:

($ IN MILLIONS)                                                     CARRYING VALUE
                                              -----------------------------------------------------------
                                                         ASSETS                      (LIABILITIES)
                                              ----------------------------    ---------------------------
                                                  2007           2006             2007            2006
                                              -------------  -------------    ------------    -----------
Fixed income securities                      $         612  $         492    $         --    $       --
Other investments                                      444            666              --            --
Other assets                                             2              3              --            --
Contractholder funds                                    --             --            (119)          (171)
Other liabilities and accrued expenses                  --             --            (292)          (126)
                                              -------------  -------------    ------------    -----------
     Total                                   $       1,058  $       1,161    $       (411)   $      (297)
                                              =============  =============    ============    ===========

     For cash flow hedges, unrealized net pre-tax losses included in accumulated other comprehensive income were $(32) million and $(16) million at December 31, 2007 and 2006, respectively. The net pre-tax changes in accumulated other comprehensive income due to cash flow hedges were $(16) million, $(10) million and $17 million in 2007, 2006 and 2005, respectively. Amortization to net income of accumulated other comprehensive income related to cash flow hedges is expected to be $(2) million in 2008.

     The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2007.

($ IN MILLIONS)                                                                            CARRYING VALUE
                                                                                     --------------------------
                                                           NOTIONAL       FAIR
                                                            AMOUNT        VALUE         ASSETS    (LIABILITIES)
                                                          -----------  -----------   -----------  -------------
INTEREST RATE CONTRACTS
Interest rate swap agreements                            $    14,886  $      (297)  $      (117)  $      (180)
Financial futures contracts                                      710            2             2            --
Interest rate cap and floor agreements                        13,760            5             5            --
                                                          -----------  -----------   -----------   -----------
Total interest rate contracts                                 29,356         (290)         (110)         (180)

EQUITY AND INDEX CONTRACTS
Options, financial futures, and warrants                       6,057          106           176           (70)

FOREIGN CURRENCY CONTRACTS
Foreign currency swap agreements                               1,493          361           388           (27)

CREDIT DEFAULT SWAPS USED FOR ASSET REPLICATION                  631          (23)          (10)          (13)

EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
Guaranteed accumulation benefit                                1,592           --            --            --
Guaranteed withdrawal benefit                                  1,216           --            --            --
Conversion options in fixed income securities                    559          190           190            --
Equity-indexed call options in fixed income securities           800          422           422            --
Equity-indexed and forward starting options in life and
   annuity product contracts                                   3,934         (123)           --          (123)
Other embedded derivative financial instruments                  154            2            --             2
                                                          -----------  -----------   -----------   -----------
Total embedded derivative financial instruments                8,255          491           612          (121)

OTHER DERIVATIVE FINANCIAL INSTRUMENTS                            87            2             2            --
                                                          -----------  -----------   -----------   -----------

TOTAL DERIVATIVE FINANCIAL INSTRUMENTS                   $    45,879  $       647   $     1,058   $      (411)
                                                          ===========  ===========   ===========   ===========

     The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2006:

($ IN MILLIONS)                                                                            CARRYING VALUE
                                                                                     -------------------------
                                                           NOTIONAL      FAIR
                                                            AMOUNT       VALUE         ASSETS     (LIABILITIES)
                                                          -----------  -----------   -----------  ------------
INTEREST RATE CONTRACTS
Interest rate swap agreements                            $    14,529  $        24   $        30   $        (6)
Financial futures contracts                                    3,626            1             1            --
Interest rate cap and floor agreements                        12,065           27            26             1
                                                          -----------  -----------   -----------   -----------
Total interest rate contracts                                 30,220           52            57            (5)

EQUITY AND INDEX CONTRACTS
Options, financial futures, and warrants                       4,521          125           233          (108)

FOREIGN CURRENCY CONTRACTS
Foreign currency swap agreements                               1,551          362           375           (13)

CREDIT DEFAULT SWAPS USED FOR ASSET REPLICATION                  395            2             1             1

EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
Guaranteed accumulation benefit                                1,608            7            --             7
Guaranteed withdrawal benefit                                  1,067            1            --             1
Conversion options in fixed income securities                    488          187           187            --
Equity-indexed call options in fixed income securities           625          305           305            --
Equity-indexed and forward starting options in life and
  annuity product contracts                                    3,343         (189)           --          (189)
Other embedded derivative financial instruments                  104           10            --            10
                                                          -----------  -----------   -----------   -----------
Total embedded derivative financial instruments                7,235          321           492          (171)

OTHER DERIVATIVE FINANCIAL INSTRUMENTS                            92            2             3            (1)
                                                          -----------  -----------   -----------   -----------

TOTAL DERIVATIVE FINANCIAL INSTRUMENTS                   $    44,014  $       864   $     1,161   $      (297)
                                                          ===========  ===========   ===========   ===========

     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company uses master netting agreements for over-the-counter derivative transactions, including interest rate swap, foreign currency swap, interest rate cap, interest rate floor, credit default swap and certain option agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2007, counterparties pledged cash of $72 million and securities of $226 million to the Company and the Company pledged $1 million of cash and $107 million in securities to counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives including futures and certain option contracts are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any associated potential credit risk.

     Credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of freestanding derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

     The following table summarizes the counterparty credit exposure by counterparty credit rating at December 31, as it relates to interest rate swap, foreign currency swap, interest rate cap, interest rate floor, credit default swap and certain option agreements.

($ IN MILLIONS)                         2007                                                   2006
                ----------------------------------------------------  -------------------------------------------------------
                NUMBER OF                               EXPOSURE,      NUMBER OF                                 EXPOSURE,
                 COUNTER-    NOTIONAL     CREDIT          NET OF        COUNTER-     NOTIONAL      CREDIT         NET OF
 RATING (1)      PARTIES      AMOUNT    EXPOSURE (2)  COLLATERAL (2)    PARTIES       AMOUNT    EXPOSURE (2)   COLLATERAL (2)
------------    ----------  ----------  ------------- --------------  ------------   ---------  ------------  ---------------
    AAA                 1  $      228  $         --  $           --             1   $     457  $         10  $           10
    AA+                 1       2,016             3               3            --          --            --              --
    AA                  7      11,652            65               8             5       8,124           137              32
    AA-                 4       5,532            11               1             6       7,484           201              21
    A+                  3      11,398           187              --             3      12,494            86              20
                ----------  ----------  ------------- --------------  ------------   ---------  ------------  --------------
   Total               16  $   30,826  $        266  $           12            15   $  28,559  $        434  $           83
                ==========  ==========  ============= ==============  ============   =========  ============  ==============

----------
(1)  Rating is the lower of S&P's or Moody's ratings.
(2) Only over-the-counter derivatives with a net positive fair value are included for each counterparty.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS AND UNCONSOLIDATED INVESTMENT VIES

     The contractual amounts and fair values of off-balance-sheet financial instruments at December 31 are as follows:

     ($ IN MILLIONS)                                    2007                         2006
                                            ---------------------------   ---------------------------
                                            CONTRACTUAL       FAIR        CONTRACTUAL        FAIR
                                               AMOUNT         VALUE          AMOUNT          VALUE
                                            ------------   ------------   ------------   ------------
     Commitments to invest in limited
       partnership interests               $      1,210   $         --   $        707   $         --
     Private placement commitments                   30             --            112             --
     Commitments to extend mortgage loans           326              3            527              5
     Liens on investment                             16             --             13             --

     In the above table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

     Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

     In 2006, the Company participated in the establishment of an investment management VIE that holds assets under the management of Allstate Investment Management Company, an unconsolidated affiliate of the Company, on behalf of unrelated third party investors. The VIE had assets consisting primarily of investment securities and cash totaling $401 million and liabilities, primarily long-term debt, of $378 million at December 31, 2007. The Company does not consolidate the VIE because it is not the primary beneficiary. The Company's maximum loss exposure related to its investment in the VIE is the current carrying value of its investment, which was $13 million at December 31, 2007.

8.   RESERVES FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the reserve for life-contingent contract benefits consists of the following:

          ($ IN MILLIONS)                                                 2007        2006
                                                                       ----------  ----------
          Immediate fixed annuities:
             Structured settlement annuities                          $    7,094  $    6,950
             Other immediate fixed annuities                               2,253       2,317
          Traditional life insurance                                       2,397       2,234
          Other                                                              854         703
                                                                       ----------  ----------
              Total reserve for life-contingent contract benefits     $   12,598  $   12,204
                                                                       ==========  ==========

     The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

                                                                        INTEREST                   ESTIMATION
         PRODUCT                         MORTALITY                        RATE                       METHOD
Structured settlement           U.S. population with projected   Interest rate assumptions  Present value of
 annuities                      calendar year improvements;      range from 4.1% to 11.7%   contractually specified
                                mortality rates adjusted for                                future benefits
                                each impaired life based on
                                reduction in life expectancy
                                and nature of impairment

Other immediate fixed           1983 group annuity mortality     Interest rate assumptions  Present value of expected
 annuities                      table                            range from 1.9% to 11.5%   future benefits based on
                                                                                            historical experience
                                1983 individual annuity
                                mortality table

                                1983-a annuity mortality table

                                Annuity 2000 mortality table

Traditional life insurance      Actual company experience plus   Interest rate assumptions  Net level premium reserve
                                loading                          range from 4.0% to 11.3%   method using the
                                                                                            Company's withdrawal
                                                                                            experience rates

Other:

  Variable annuity guaranteed   90% of 1994 group annuity        Interest rate assumptions  Projected benefit ratio
    minimum death benefits (1)  mortality table with internal    range from 6.5% to 7.0%    applied to cumulative
                                modifications                                               assessments

  Accident & health             Actual company experience plus                              Unearned premium;
                                loading                                                     additional contract
                                                                                            reserves for traditional
                                                                                            life insurance

(1) In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential (see Note 3).

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve has been recorded for certain immediate annuities with life contingencies. A liability of $1.06 billion and $1.13 billion is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2007 and 2006, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

     At December 31, contractholder funds consist of the following:

          ($ IN MILLIONS)                                       2007            2006
                                                            -------------   -------------
          Interest-sensitive life insurance                $       8,896   $       8,397
          Investment contracts:
            Fixed annuities                                       38,100          39,277
            Funding agreements backing medium-term notes          13,375          12,787
            Other investment contracts                                93             104
                                                            -------------   -------------
              Total contractholder funds                   $      60,464   $      60,565
                                                            =============   =============

     The following table highlights the key contract provisions relating to contractholder funds:

       PRODUCT                           INTEREST RATE             WITHDRAWAL/SURRENDER CHARGES
Interest-sensitive life          Interest rates credited range    Either a percentage of account
 insurance                       from 2.0% to 6.0%                balance or dollar amount
                                                                  grading off generally over 20
                                                                  years

Fixed annuities                  Interest rates credited range    Either a declining or a level
                                 from 1.3% to 11.5% for           percentage charge generally
                                 immediate annuities and 0% to    over nine years or less.
                                 16.0% for other fixed            Additionally, approximately
                                 annuities (which include         27.1% of fixed annuities are
                                 equity-indexed annuities whose   subject to market value
                                 returns are indexed to the S&P   adjustment for discretionary
                                 500)                             withdrawals.

Funding agreements backing       Interest rates credited range    Not applicable
 medium-term notes               from 2.2% to 7.6% (excluding
                                 currency-swapped medium-term
                                 notes)

Other investment contracts:

   Variable guaranteed minimum   Interest rates used in           Withdrawal and surrender
     income benefit (1) and      establishing reserves range      charges are based on the terms
     secondary guarantees on     from 1.8% to 10.3%               of the related
     interest-sensitive life                                      interest-sensitive life or
     and fixed annuities                                          fixed annuity contract.

   Guaranteed investment         Interest rates credited range    Generally not subject to
     contracts                   from 3.7% to 7.7%                discretionary withdrawal


(1) In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential (see Note 3).

     Contractholder funds include funding agreements held by VIEs issuing medium-term notes. The VIEs are Allstate Life Funding, LLC, Allstate Financial Global Funding, LLC, Allstate Life Global Funding and Allstate Life Global Funding II, and their primary assets are funding agreements used exclusively to back medium-term note programs.

     Contractholder funds activity for the years ended December 31 is as follows:

          ($ IN MILLIONS)                                                 2007        2006
                                                                       ----------  ----------
          Balance, beginning of year                                  $   60,565  $   58,190
            Deposits                                                       7,960       9,541
            Interest credited                                              2,635       2,600
            Benefits                                                      (1,656)     (1,500)
            Surrenders and partial withdrawals                            (4,928)     (4,627)
            Maturities of institutional products                          (3,165)     (2,726)
            Contract charges                                                (751)       (697)
            Net transfers to separate accounts                                13        (145)
            Fair value hedge adjustments for institutional products           34          38
            Other adjustments                                               (243)       (109)
                                                                       ----------  ----------
          Balance, end of year                                        $   60,464  $   60,565
                                                                       ==========  ==========

     The Company offers various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds in the Consolidated Statements of Financial Position. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset for those contracts subject to reinsurance, including the Prudential Reinsurance Agreements as disclosed in Note 3.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $13.32 billion and $14.64 billion of equity, fixed income and balanced mutual funds and $661 million and $674 million of money market mutual funds at December 31, 2007 and 2006, respectively.

     The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

     ($ IN MILLIONS)                                                                       DECEMBER 31,
                                                                                 --------------------------------
                                                                                       2007             2006
                                                                                 ----------------  ---------------
     IN THE EVENT OF DEATH
        Separate account value                                                  $         13,939  $        15,269
        Net amount at risk (1)                                                  $            956  $         1,068
        Average attained age of contractholders                                         66 years         65 years

     AT ANNUITIZATION (INCLUDES INCOME BENEFIT GUARANTEES)
        Separate account value                                                  $          3,394  $         3,830
        Net amount at risk (2)                                                  $            144  $            64
        Weighted average waiting period until annuitization options available            3 years          4 years

     FOR CUMULATIVE PERIODIC WITHDRAWALS
        Separate account value                                                  $          1,218  $         1,041
        Net amount at risk (3)                                                  $              4  $            --

     ACCUMULATION AT SPECIFIED DATES
        Separate account value                                                  $          1,587  $         1,595
        Net amount at risk (4)                                                  $             --  $            --
        Weighted average waiting period until guarantee date                            10 years         11 years

----------
     (1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
     (2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
     (3) Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance at the balance sheet date.
     (4) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

     The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the current account balance.

     Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to life and annuity contract benefits.

     Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

     The following table summarizes the liabilities for guarantees:

                                        LIABILITY FOR
                                         GUARANTEES           LIABILITY FOR         LIABILITY FOR
                                      RELATED TO DEATH         GUARANTEES            GUARANTEES
                                        BENEFITS AND           RELATED TO            RELATED TO
                                     INTEREST-SENSITIVE          INCOME             ACCUMULATION
($ IN MILLIONS)                         LIFE PRODUCTS           BENEFITS              BENEFITS               TOTAL
                                     ------------------    ------------------    ------------------    ------------------
Balance at December 31, 2005 (1)    $               97    $               51    $               (2)   $              146
  Less reinsurance recoverables                     10                    --                    --                    10
                                     ------------------    ------------------    ------------------    ------------------
Net balance at December 31, 2005                    87                    51                    (2)                  136
Variable annuity business
  disposition related
  reinsurance recoverables                         (75)                  (23)                   12                   (86)
Incurred guaranteed benefits                        23                    (2)                  (10)                   11
Paid guarantee benefits                            (17)                   (2)                   --                   (19)
                                     ------------------    ------------------    ------------------    ------------------
  Net change                                       (69)                  (27)                    2                   (94)
Net balance at December 31, 2006                    18                    24                    --                    42
  Plus reinsurance recoverables                     96                    23                    (8)                  111
                                     ------------------    ------------------    ------------------    ------------------
Balance at December 31, 2006 (2)    $              114    $               47    $               (8)   $              153
                                     ==================    ==================    ==================    ==================
  Less reinsurance recoverables                     96                    23                    (8)                  111
                                     ------------------    ------------------    ------------------    ------------------
Net balance at December 31, 2006                    18                    24                    --                    42
Incurred guaranteed benefits                         7                    (5)                   --                     2
Paid guarantee benefits                             (1)                   --                    --                    (1)
                                     ------------------    ------------------    ------------------    ------------------
  Net change                                         6                    (5)                   --                     1
Net balance at December 31, 2007                    24                    19                    --                    43
  Plus reinsurance recoverables                    121                    26                    --                   147
                                     ------------------    ------------------    ------------------    ------------------
Balance at December 31, 2007 (3)    $              145    $               45    $               --    $              190
                                     ==================    ==================    ==================    ==================

----------
     (1) Included in the total liability balance at December 31, 2005 are reserves for variable annuity death benefits of $77 million, variable annuity income benefits of $20 million, variable annuity accumulation benefits of $(2) million and other guarantees of $51 million.
     (2) Included in the total liability balance at December 31, 2006 are reserves for variable annuity death benefits of $89 million, variable annuity income benefits of $20 million, variable annuity accumulation benefits of $(8) million and other guarantees of $51 million.
     (3) Included in the total liability balance at December 31, 2007 are reserves for variable annuity death benefits of $111 million, variable annuity income benefits of $23 million, variable annuity accumulation benefits of $0.4 million and other guarantees of $56 million.

9.   REINSURANCE

     The Company reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance, and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. The Company cedes 100% of the morbidity risk on substantially all of its long-term care contracts. The Company cedes specified percentages of the mortality risk on certain life policies, depending upon the issue date and product, to a pool of fourteen unaffiliated reinsurers. Beginning in July 2007, for new life insurance contracts, the Company reinsured the mortality risk associated with coverage in excess of $3 million per life for contracts issued to individuals age 70 and over, and reinsured the mortality risk associated with coverage in excess of $5 million per life for most other contracts. Also beginning in July 2007, for certain large contracts that meet specific criteria, the Company's retention limit was increased to $10 million per life. In the period prior to July 2007, but subsequent to August 1998, the Company reinsured the mortality risk associated with coverage in excess of $2 million per life, except in 2006 in certain instances when specific criteria were met, it reinsured the mortality risk associated with coverage in excess of $5 million per life. For business sold prior to October 1998, the Company reinsured mortality risk in excess of specific amounts up to $1 million per life for individual life.

     In addition, the Company has used reinsurance to effect the acquisition or disposition of certain blocks of business. As of December 31, 2007 and 2006, the Company had reinsurance recoverables of $166 million and $153 million, respectively due from subsidiaries of Citigroup and Scottish Re (U.S.) Inc. in connection with the disposition of substantially all of the direct response distribution business. In 2006, the Company ceded virtually all of its variable annuity exposure to Prudential (Note 3). Reinsurance recoverables associated with this disposition as of December 31, 2007 and 2006 amounted to $1,261 million and $1,490 million, respectively.

     As of December 31, 2007, the gross life insurance in force was $502 billion of which $245 billion was ceded to the unaffiliated reinsurers.

     The effects of reinsurance on life and annuity premiums and contract charges for the years ended December 31 are as follows:

($ IN MILLIONS)                                           2007        2006        2005
                                                        --------    --------    --------
PREMIUMS AND CONTRACT CHARGES
Direct                                                 $  2,342    $  2,326    $  2,115
Assumed
  Affiliate                                                  16          16          17
  Non-affiliate                                              26          30          27
Ceded--non-affiliate                                       (940)       (787)       (606)
                                                        --------    --------    --------
    Premiums and contract charges, net of reinsurance  $  1,444    $  1,585    $  1,553
                                                        ========    ========    ========

     The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ IN MILLIONS)                                           2007        2006        2005
                                                        --------    --------    --------
CONTRACT BENEFITS
Direct                                                 $  1,973    $  1,886    $  1,824
Assumed
   Affiliate                                                 10          11          10
   Non-affiliate                                             27          23          21
Ceded--non-affiliate                                       (646)       (548)       (515)
                                                        --------    --------    --------
     Contract benefits, net of reinsurance             $  1,364    $  1,372    $  1,340
                                                        ========    ========    ========

     The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ IN MILLIONS)                                           2007        2006        2005
                                                        --------    --------    --------
INTEREST CREDITED TO CONTRACTHOLDER FUNDS
Direct                                                 $  2,644    $  2,534    $  2,277
Assumed
  Affiliate                                                  13          24          32
  Non-affiliate                                              18          26          35
Ceded--non-affiliate                                        (47)        (41)         (4)
                                                        --------    --------    --------
    Interest credited to contractholder funds, net
      of reinsurance                                   $  2,628    $  2,534    $  2,340
                                                        ========    ========    ========

Reinsurance recoverables at December 31 are summarized in the following table.

($ IN MILLIONS)                                 REINSURANCE RECOVERABLE ON PAID
                                                      AND UNPAID CLAIMS
                                               ---------------------------------
                                                    2007              2006
                                               --------------     --------------
Annuities                                     $        1,423     $        1,654
Life insurance                                         1,365              1,217
Long-term care                                           526                427
Other                                                     96                 94
                                               --------------     --------------
Total                                         $        3,410              3,392
                                               ==============     ==============

     At both December 31, 2007 and 2006, approximately 88% of the Company's reinsurance recoverables are due from companies rated A- or better by S&P.

10.  DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Deferred policy acquisition costs for the years ended December 31 are as follows:

($ IN MILLIONS)                           2007       2006       2005
                                        --------   --------   --------
BALANCE, BEGINNING OF YEAR             $  3,485   $  3,948   $  3,176
Impact of adoption of SOP 05-1 (1)          (11)        --         --
Disposition of operation (2)                 --       (726)        --
Acquisition costs deferred                  547        742        766
Amortization charged to income             (518)      (538)      (568)
Effect of unrealized gains and losses       402         59        574
                                        --------   --------   --------
BALANCE, END OF YEAR                   $  3,905   $  3,485   $  3,948
                                        ========   ========   ========

----------
(1) The adoption of SOP 05-1 resulted in a $11 million adjustment to unamortized DAC related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral. (see Note 2)

(2) In 2006, DAC was reduced related to the disposition through reinsurance agreements of substantially all of the Company's variable annuity business (see Note 3).

     Net amortization charged to income, due to the realization of capital losses and (gains), includes $17 million, $50 million and $(126) million in 2007, 2006 and 2005, respectively.

     As disclosed in Note 3, DAC and DSI balances were reduced during 2006 related to the disposal through reinsurance agreements of substantially all of the variable annuity business. During 2005, DAC and DSI amortization on this business was estimated using stochastic modeling and was significantly impacted by the anticipated return on the underlying funds. The Company's long-term expectation of separate accounts fund performance, net of fees, was approximately 7% in 2005. Whenever actual separate accounts fund performance based on the two most recent years varied from the expectation, the Company projected performance levels over the next five years such that the mean return over a seven-year period equaled the long-term expectation. This approach is commonly referred to as "reversion to the mean" and is commonly used by the life insurance industry as an appropriate method for amortizing variable annuity and life DAC and DSI. In applying the reversion to the mean process, the Company did not allow the future mean rates of return including fees projected over the five-year period to exceed 12.75% or fall below 0%. The Company periodically evaluated the results of utilization of this process to confirm that it was reasonably possible that variable annuity and life fund performance would revert to the expected long-term mean within this time horizon.

     DSI activity for the twelve months ended December 31 was as follows:

     ($ IN MILLIONS)                           2007       2006       2005
                                             --------   --------   --------
     BALANCE, BEGINNING OF YEAR             $    225   $    237   $    134
     Impact of adoption of SOP 05-1 (1)           (2)        --         --
     Disposition of operation (2)                 --        (70)        --
     Sales inducements deferred                   64        105         99
     Amortization charged to income              (57)       (48)       (74)
     Effects of unrealized gains and losses       65          1         78
                                             --------   --------   --------
     BALANCE, END OF YEAR                   $    295   $    225   $    237
                                             ========   ========   ========

----------
     (1) The adoption of SOP 05-1 resulted in a $2 million adjustment to unamortized DSI related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral.
     (2) In 2006, DSI was reduced related to the disposition through reinsurance agreements of substantially all of Allstate Financial's variable annuity business (see Note 3).

11.  COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

LEASES

     The Company was not involved in material operating lease obligations in 2007, 2006 and 2005, respectively.

GUARANTY FUNDS

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state.

     The New York Liquidation Bureau ("the Bureau") has publicly reported that Executive Life Insurance Company of New York ("Executive Life"), currently under its jurisdiction as part of a 1992 court-ordered rehabilitation plan, may only be able to meet future obligations of its annuity contacts for the next fifteen years due to an estimated $600 million shortfall in assets to fund those obligations. If Executive Life were to be declared insolvent in the future, the Company would likely have exposure to guaranty fund assessments or other costs.

     Based on currently available information, the outcome of this situation is uncertain at this time. The Bureau may eventually take actions to address this situation that may lead to guaranty fund assessments or other costs to the Company. Under current law, the Company may be allowed to recoup a portion of the amount of any additional guaranty fund assessment in periods subsequent to the recognition of the assessment by offsetting future premium taxes. The Company's market share in New York was approximately 5.5% in 2006 based on industry annuity premium.

GUARANTEES

     The Company owns certain fixed income securities that obligate the Company to exchange credit risk or to forfeit principal due, depending on the nature or occurrence of specified credit events for the referenced entities. In the event all such specified credit events were to occur, the Company's maximum amount at risk on these fixed income securities, as measured by the amount of the aggregate initial investment, was $197 million at December 31, 2007. The obligations associated with these fixed income securities expire at various dates during the next seven years.

     In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2007.

REGULATION

     The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The ultimate changes and eventual effects of these initiatives on the Company's business, if any, are uncertain.

LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

BACKGROUND

     The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" sub-section below, please note the following:

     - These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

     - The outcome on these matters may also be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers or other entities.

     - In the lawsuits, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. In our experience, when specific monetary demands are made in pleadings, they bear little relation to the ultimate loss, if any, to the Company.

     - In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

     - For the reasons specified above, it is often not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows the provisions of SFAS No. 5, "Accounting for Contingencies" when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     - Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below as they are resolved over time is not likely to have a material adverse effect on the financial position of the Company.

PROCEEDINGS

     Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

     AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

     - These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs have asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. Responses to the order were filed in mid-December.

     - The EEOC also filed another lawsuit in 2004 alleging age discrimination with respect to a policy limiting the rehire of agents affected by the agency program reorganization ("the EEOC II" suit). In EEOC II, in 2006, the court granted partial summary judgment to the EEOC. Although the court did not determine that AIC was liable for age discrimination under the ADEA, it determined that the rehire policy resulted in a disparate impact, reserving for trial the determination on whether AIC had reasonable factors other than age to support the rehire policy. AIC's interlocutory appeal of the trial court's summary judgment order is now pending in the United States Court of Appeals for the Eighth Circuit.

     - AIC is also defending a certified class action filed by former employee agents who terminated their employment prior to the agency program reorganization. These plaintiffs have asserted breach of contract and ERISA claims. The court approved the form of class notice which was sent to approximately 1,800 potential class members in November 2007. Fifteen individuals have opted out. AIC has moved for judgment on the pleadings and summary judgment.

     - A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. Responses to the order were filed in mid-December.

     In all of these various matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

OTHER MATTERS

     Various other legal, governmental and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of class action lawsuits and other types of proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable.

     One or more of these matters could have an adverse effect on the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection in excess of amounts currently reserved, as they are resolved over time is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

12.  INCOME TAXES

     ALIC and its domestic subsidiaries (the "Allstate Life Group") join with the Corporation (the "Allstate Group") in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group's annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return.

     The Internal Revenue Service ("IRS") is currently examining the Company's 2005 and 2006 federal income tax returns. The IRS has completed its examination of the Company's federal income tax returns through 2004 and the statute of limitations has expired on years prior to 2003. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

     The Company adopted the provisions of FIN 48 on January 1, 2007. The Company had no liability for unrecognized tax benefits at January 1, 2007 or December 31, 2007, and believes it is reasonably possible that the liability balance will not significantly increase or decrease within the next twelve months. No amounts have been accrued for interest or penalties.

     The components of the deferred income tax assets and liabilities at December 31 are as follows:

          ($ IN MILLIONS)                        2007          2006
                                              ----------    ----------
          DEFERRED ASSETS
          Life and annuity reserves          $      588    $      682
          Unrealized net capital losses              45            --
          Other assets                               62            48
                                              ----------    ----------
            Total deferred assets                   695           730
          DEFERRED LIABILITIES
          Deferred policy acquisition costs        (787)         (784)
          Unrealized net capital gains               --          (175)
          Other liabilities                          (9)          (29)
                                              ----------    ----------
            Total deferred liabilities             (796)         (988)
                                              ----------    ----------
               Net deferred liability        $     (101)   $     (258)
                                              ==========    ==========

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved.

     The components of income tax expense for the years ended December 31 are as follows:

          ($ IN MILLIONS)                               2007     2006     2005
                                                      -------- -------- --------
          Current                                    $    111 $    136 $    225
          Deferred                                         69       60      (51)
                                                      -------- -------- --------
          Total income tax expense                   $    180 $    196 $    174
                                                      ======== ======== ========

     The Company paid income taxes of $68 million, $317 million and $156 million in 2007, 2006 and 2005, respectively. The Company had a current income tax receivable of $6 million and $49 million at December 31, 2007 and 2006, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                        2007     2006     2005
                                                      -------- -------- --------
          Statutory federal income tax rate              35.0%    35.0%    35.0%
          Adjustment for prior year tax liabilities      (0.9)    (1.6)    (3.9)
          Dividends received deduction                   (2.7)    (2.7)    (2.5)
          Tax credits                                    (2.3)    (0.5)    (0.3)
          Other                                           1.3      1.1      1.1
                                                      -------- -------- --------
            Effective income tax rate                    30.4%    31.3%    29.4%
                                                      ======== ======== ========

13.  CAPITAL STRUCTURE

DEBT OUTSTANDING

     Total debt outstanding at December 31 consisted of the following:

  ($ IN MILLIONS)                                            2007            2006
                                                         ------------    ------------
  6.18% Surplus Notes (1), due 2036                     $        100    $        100
  5.06% Surplus Notes (1), due 2035                              100             100
  Mandatorily redeemable preferred stock - Series A               --               6
                                                         ------------    ------------
     Total long-term debt                                        200             206
  Note payable to parent                                          --             500
                                                         ------------    ------------
      Total debt                                        $        200    $        706
                                                         ============    ============

----------
 (1) No payment of principle or interest is permitted on the surplus notes without the written approval of the Director of Insurance of the State of South Carolina (the "Director"), the domiciliary state insurance regulatory authority for the issuer of the notes, Allstate Re (see Note 5). The Director could prohibit the payment of interest and principle on the surplus notes if certain statutory capital requirements are not met. Permission to pay interest on the surplus notes was granted in both 2007 and 2006.

     All of the Company's outstanding debt as of December 31, 2007 and 2006 relates to intercompany obligations. These obligations are discussed in Note 5 to the consolidated financial statements. The Company paid $21 million, $13 million and $6 million of interest on debt in 2007, 2006 and 2005, respectively.

14.  STATUTORY FINANCIAL INFORMATION

     ALIC and its subsidiaries prepare their statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     All states require domiciled insurance companies to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the applicable insurance commissioner and/or director.

     Statutory accounting practices primarily differ from GAAP since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing investments and establishing deferred taxes on a different basis.

     Statutory net income of ALIC and its insurance subsidiaries for 2007, 2006 and 2005 was $172 million, $252 million and $266 million, respectively. Statutory capital and surplus was $2.62 billion and $3.36 billion as of December 31, 2007 and 2006, respectively.

DIVIDENDS

     The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements of ALIC, receipt of dividends from its subsidiaries and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. Notification and approval of intercompany lending activities is also required by the Illinois Department of Insurance ("IL DOI") for transactions that exceed a level that is based on a formula using statutory admitted assets and statutory surplus.

     ALIC paid dividends of $725 million and $675 million in 2007 and 2006, respectively. These amounts were in excess of the $336 million and $366 million that were allowed under Illinois insurance law based on the 2006 and 2005 formula amounts, respectively. The Company received approval from the IL DOI for the portion of the 2007 and 2006 dividends in excess of this amount. Based on 2007 ALIC statutory capital and surplus, ALIC will not be able to pay dividends in 2008 without prior IL DOI approval.

15.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     Defined benefit pension plans, sponsored by AIC, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. A cash balance formula was added to the Allstate Retirement Plan effective January 1, 2003. All eligible employees hired before August 1, 2002 were provided with a one-time opportunity to choose between the cash balance formula and the final average pay formula. The cash balance formula applies to all eligible employees hired after August 1, 2002. AIC's funding policy for the pension plans is to make annual contributions at a minimum level that is at least in accordance with regulations under the Internal Revenue Code and in accordance with generally accepted actuarial principles. The allocated cost to the Company included in net income for the pension plans in 2007, 2006 and 2005 was $24 million, $37 million and $27 million, respectively.

     AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire ("postretirement benefits"). Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plan's participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC has the right to modify or terminate these pension and postretirement benefit plans. The allocated cost to the Company included in net income was $6 million, $7 million and $7 million for postretirement benefits other than pension plans in 2007, 2006 and 2005, respectively.

PROFIT SHARING PLANS

     Employees of AIC are eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance. The Company's allocation of profit sharing expense from the Corporation was $12 million, $13 million and $7 million in 2007, 2006 and 2005, respectively.

16.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ IN MILLIONS)
                                                   2007                            2006                            2005
                                      ------------------------------   -----------------------------   -----------------------------
                                         PRE-                AFTER-      PRE-                AFTER-     PRE-                 AFTER-
                                         TAX       TAX        TAX        TAX        TAX       TAX       TAX        TAX        TAX
                                       -------   -------    -------    -------    -------   -------    -------    -------   -------
Unrealized holding (losses) gains
    arising during the period, net of
    related offsets                   $  (492)  $   172    $  (320)   $  (493)   $   172   $  (321)   $  (724)   $   254   $  (470)
Less: reclassification adjustment of
    realized capital gains and losses     137       (48)        89        (89)        31       (58)       (69)        24       (45)
                                       -------   -------    -------    -------    -------   -------    -------    -------   -------
UNREALIZED NET CAPITAL (LOSSES) GAINS    (629)      220       (409)      (404)       141      (263)      (655)       230      (425)
                                       -------   -------    -------    -------    -------   -------    -------    -------   -------
Other comprehensive (loss) income     $  (629)  $   220    $  (409)   $  (404)   $   141   $  (263)   $  (655)   $   230   $  (425)
                                       =======   =======    =======    =======    =======   =======    =======    =======   =======

17.  QUARTERLY RESULTS (UNAUDITED)

                              FIRST QUARTER          SECOND QUARTER           THIRD QUARTER          FOURTH QUARTER
                          ----------------------  ----------------------  ----------------------  ----------------------
($ IN MILLIONS)              2007        2006        2007        2006        2007        2006        2007         2006
                          ---------   ----------  ----------  ----------  ----------  ----------  ----------   ---------
Revenues                 $   1,435   $    1,349  $    1,509  $    1,360  $    1,274  $    1,352  $    1,234   $   1,502
Net income                     149           96         187          56          56         122          20         154

                                     PART C

                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits

 (a) Financial Statements

 The consolidated financial statements of Allstate Life Insurance Company ("Allstate Life" or "Depositor") and the financial statements of Allstate Financial Advisors Separate Account I, which are comprised of the underlying financial statements of the Sub-accounts ("Separate Account") are filed herewith in Part B of this Registration Statement.

 (b) Exhibits

Exhibit
Number  Description
------- ----------------------------------------------------------------------

    1. Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Financial Advisors Separate Account I. (Incorporated herein by reference to Registrant's Form N-4 Initial Registration Statement (File No. 333-77605) dated May 3, 1999).

    2.   Not Applicable.

   3(a) Underwriting Agreement between Allstate Life Insurance Company and Allstate Distributors, L.L.C. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (File No. 333-31288) dated April 27, 2000.)

   3(b) Form of Selling Agreement. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 333-141909) dated June 20, 2007.

   4(a) Form of Individual Flexible Premium Deferred Variable Annuity. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(b) Form of Schedule - L Series. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(c) Form of Schedule - X Series. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(d) Form of Longevity Credit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(e) Form of Medically Related Surrender Provision Endorsement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(f) Form of Enhanced Dollar Cost Averaging Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(g) Form of Enhanced Dollar Cost Averaging Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(h) Form of Periodic Value Death Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(i) Form of Periodic Value Death Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(j) Form of Combination Roll-Up Value And Periodic Value Death Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(k) Form of Combination Roll-Up Value And Periodic Value Death Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

  4(l) Form of Guaranteed Minimum Income Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(m) Form of Guaranteed Minimum Income Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(n) Form of TrueIncome Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(o) Form of TrueIncome Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(p) Form of TrueIncome - Spousal Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(q) Form of TrueIncome - Spousal Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(r) Form of TrueIncome - Highest Daily Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(s) Form of TrueIncome - Highest Daily Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(t) Form of Individual Retirement Annuity Endorsement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(u)     Form of Roth Individual Retirement Annuity Endorsement.
          Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 4(v) Form of TrueIncome - Highest Daily Benefit Rider (enhanced). Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated September 28, 2007.

 4(w)     Form of TrueAccumulation - Highest Daily Benefit Rider.
          Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated February 12, 2008.

 4(x) Form of TrueAccumulation - Highest Daily Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated February 12, 2008.

 4(y) Form of TrueIncome - Highest Daily 7 Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated February 12, 2008.

 4(z) Form of TrueIncome - Highest Daily 7 Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated February 12, 2008.

  5. Form of Application for Allstate RetirementAccess Variable Annuity contract. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

 6(a) Articles of Incorporation of Allstate Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 9 to Depositor's Form N-4 Registration Statement (File No. 333-72017) dated April 20, 2001.)

 6(b) Amended and Restated By-laws of Allstate Life Insurance Company. (Incorporated herein by reference to Depositor's Form 8-K (File No. 0-31248) dated March 20, 2007.)

  7. Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-141909) dated June 20, 2007.

 8(a) Participation Agreement among Allstate Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc. and Prudential Investments LLC. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-141909) dated June 20, 2007.

 8(b) Form of Participation Agreement among Allstate Life Insurance Company, ProFunds, and ProFund Advisors LLC. Filed herewith.

 8(c) Form of Participation Agreement between Allstate Life Insurance Company and Franklin Templeton Variable Insurance Products Trust. Filed herewith.

9.   Opinion and Consent of Michael J. Velotta, Senior Vice President,
     Secretary and General Counsel of Allstate Life Insurance Company regarding the legality of the securities being registered. Incorporated herein by reference to Form N-4 Registration Statement (File No.
     333-141909) dated February 12, 2008.

10.  Consent of independent registered public accounting firm. Filed herewith.

11.  Not Applicable.

12.  Not Applicable.

13   Powers of Attorney for David A. Bird, Michael B. Boyle, James E. Hohmann,
     John C. Lounds, Samuel H. Pilch, John C. Pintozzi, George E. Ruebenson,
     Eric A. Simonson, Kevin R. Slawin, Michael J. Velotta, Douglas B. Welch, and Thomas J. Wilson, II. Incorporated herein by reference to Form N-4
     Registration Statement (File No. 333-141909) dated April 5, 2007.

Item 25.Directors and Officers of the Depositor

Name and Principal Business Address Positions and Offices with Depositor
----------------------------------- -------------------------------------------------------------
    David Andrew Bird                Director and Senior Vice President
    Michael. B. Boyle                Director and Senior Vice President
    James E. Hohmann                 Director, President and Chief Executive Officer
    John Carl Lounds                 Director and Senior Vice President
    John C. Pintozzi                 Director, Senior Vice President and Chief Financial Officer
    George E. Ruebenson              Director
    Eric Allen Simonson              Director, Senior Vice President and Chief Investment Officer
    Kevin Rourke Slawin              Director and Senior Vice President
    Michael Joseph Velotta           Director, Senior Vice President, General Counsel and
                                     Secretary
    Douglas B. Welch                 Director and Senior Vice President
    Thomas Joseph Wilson, II         Director and Chairman of the Board
    Samuel Henry Pilch               Group Vice President and Controller
    Matthew S. Easley                Vice President
    Karen Cassidy Gardner            Vice President
    Judith P. Greffin                Vice President
    Mary Jovita McGinn               Vice President and Assistant Secretary
    John Eric Smith                  Vice President
    Patricia Wright Wilson           Vice President
    Steven C. Verney                 Treasurer
    Charles Calvin Baggs             Assistant Vice President
    Darryl L. Baltimore              Assistant Vice President
    James Baumstark                  Assistant Vice President
    Karen Burckhardt                 Assistant Vice President
    Laura J. Clark                   Assistant Vice President
    Errol Cramer                     Assistant Vice President and Appointed Actuary
    Lawrence William Dahl            Assistant Vice President
    Sam DeFrank                      Assistant Vice President - Tax Counsel
    Joanne Marie Derrig              Assistant Vice President and Chief Privacy Officer
    Sarah R. Donahue                 Assistant Vice President
    Lisa J. Flanary                  Assistant Vice President
    Keith A. Hauschildt              Assistant Vice President
    Ronald A. Johnson                Assistant Vice President
    Teresa G. Logue                  Assistant Vice President
    Robert L. Park                   Assistant Vice President and Chief Compliance Officer
    Joseph P. Rath                   Assistant Vice President, Assistant General Counsel and
                                     Assistant Secretary
    Mario Rizzo                      Assistant Vice President and Assistant Treasurer
    Mary Springberg                  Assistant Vice President
    Robert E. Transon                Assistant Vice President
    Timothy Nicholas Vander Pas      Assistant Vice President
    Richard Zaharias                 Assistant Vice President
    Laura R. Zimmerman               Assistant Vice President
    Doris J. Bryant                  Assistant Secretary

    Name and Principal Business Address Positions and Offices with Depositor
    ----------------------------------- ------------------------------------
              Paul N. Kierig                    Assistant Secretary
               Dean M. Way                      Illustration Actuary

 The principal business address of Mr. Bird and Mr. Baggs is 1776 American Heritage Drive, Jacksonville, Florida 32224.

 The principal business address of Mr. Dahl and Mr. Gaer is 2940 South 84th Street, Lincoln, Nebraska 68506. The principal business address of the remaining officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

Item 26.Persons Controlled By or Under Common Control With Depositor or
        Registrant

 Information in response to this item is incorporated by reference to the Form 10-K Annual Report of The Allstate Corporation filed February 27, 2008 (File #1-11840).

Item 27.Number of Contract Owners

 As of March 31, 2008, there were 360 contract owners.

Item 28.Indemnification

 The by-laws of Allstate Life provide for the indemnification of its Directors, Officers and Controlling Persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company, unless a court determines such person is entitled to such indemnity.

 Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29A.Relationship of Principal Underwriter to Other Investment Companies

 Allstate Distributors, L.L.C. ("Allstate Distributors") serves as principal underwriter to the following affiliated investment companies:

   Allstate Financial Advisors Separate Account I

   Allstate Life of New York Separate Account A

Item 29B.Principal Underwriter

 The directors and officers of Allstate Distributors, the principal underwriter, are as follows:

Name and Principal Business Address* of Each Such Person Positions and Offices with Underwriter
-------------------------------------------------------- -----------------------------------------------------------
                 J. Eric Smith                            Chairman of the Board, Chief Executive Officer and Manager
                 Karen Cassidy Gardner                    Vice President
                 Joseph Patrick Rath                      Vice President, General Counsel and Secretary
                 William D. Webb                          Treasurer
                 Joanne Marie Derrig                      Assistant Vice President and Chief Privacy Officer
                 Maribel V. Gerstner                      Assistant Vice President and Chief Compliance Officer
                 Mary Jovita McGinn                       Assistant Secretary
                 Michael Joseph Velotta                   Assistant Secretary and Manager
                 Mario Rizzo                              Assistant Treasurer
                 Steven Carl Verney                       Assistant Treasurer
                 John C. Pintozzi                         Manager

 * The principal business address of the forgoing officers and directors is 3100 Sanders Road, Northbrook, IL 60062.

Item 29C.Compensation of Principal Underwriter

          (1)               (2)            (3)            (4)         (5)
                                     Net Underwriting
   Name of Principal   Discounts and Compensation on   Brokerage
      Underwriter       Commissions     Redemption    Commissions Compensation
 --------------------- ------------- ---------------- ----------- ------------
 Allstate Distributors      N/A            N/A            $0          N/A

Item 30.Location of Accounts and Records

 The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are currently maintained by the Administrator, The Prudential Insurance Company of America, at its processing center in Fort Washington, Pennsylvania.

Item 31.Management Services

 None.

Item 32.Undertakings

 Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a toll-free number included in the prospectus that the applicant can use to request for a Statement of Additional Information. Finally, Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33.Representations Pursuant To Section 403(b) Of The Internal Revenue Code

 Allstate Life represents that it is relying upon the letter, dated
 November 28, 1988, from the Commission staff to the American Council of Life Insurance and that it intends to comply with the provisions of paragraphs 1-4 of that letter.

Item 34.Representation Regarding Contract Expenses

 Allstate Life represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life under the Contracts.

                                   SIGNATURES

 As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Financial Advisors Separate Account I certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on the 25th day of April, 2008.

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)


                                            BY:   /s/ Michael J. Velotta
                                                 -------------------------------
                                                  Michael J. Velotta
                                                  Senior Vice President,
                                                  General Counsel and Secretary

 As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company on the 25th day of April, 2008.


  */DAVID A. BIRD                        Director and Senior Vice President
 -------------------------------------
  David A. Bird

  */MICHAEL B. BOYLE                     Director and Senior Vice President
 -------------------------------------
  Michael B. Boyle

  */JAMES E. HOHMANN                     Director, President and Chief
 -------------------------------------   Executive Officer
  James E. Hohmann                       (Principal Executive Officer)

  */JOHN C. LOUNDS                       Director and Senior Vice President
 -------------------------------------
  John C. Lounds

  */SAMUEL H. PILCH                      Controller and Group Vice President
 -------------------------------------   (Principal Accounting Officer)
  Samuel H. Pilch

  */JOHN C. PINTOZZI                     Director, Senior Vice President and
 -------------------------------------   Chief Financial
  */John C. Pintozzi                     Officer (Principal Financial Officer)

  */GEORGE E. REUBENSON                  Director
 -------------------------------------
  George E. Reubenson

  */ERIC A. SIMONSON                     Director, Senior Vice President and
 -------------------------------------   Chief Investment
  Eric A. Simonson                       Officer

  */KEVIN R. SLAWIN                      Director and Senior Vice President
 -------------------------------------
  Kevin R. Slawin

  /s/ MICHAEL J. VELOTTA                 Director, Senior Vice President,
 -------------------------------------   General Counsel and
  Michael J. Velotta                     Secretary

  */DOUGLAS B. WELCH                     Director and Senior Vice President
 -------------------------------------
  */Douglas B. Welch

  */THOMAS J. WILSON II                  Director and Chairman of the Board
 -------------------------------------
  Thomas J. Wilson II

 */  By: Michael J. Velotta, pursuant to Power of Attorney, previously filed.

                                 Exhibit Index


 8(b) Participation Agreement among Allstate Life Insurance Company, ProFunds, and ProFund Advisors LLC.

 8(c) Participation Agreement between Allstate Life Insurance Company and Franklin Templeton Variable Insurance Products Trust.

 10     Consent of independent registered public accounting firm.